UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-03833

MAINSTAY VP FUNDS TRUST

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2018

Item 1.	Reports to Stockholders.

MainStay VP Balanced Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2018

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Message from the President

The six months ended June 30, 2018, saw mixed performance among stocks and bonds. U.S. stocks generally advanced during the reporting period, while international and emerging-market stocks declined.

According to FTSE-Russell data on U.S. stocks, the strongest performance came from the smallest companies during the reporting period, with growth stocks outperforming value stocks at all capitalization levels. While growth stocks provided positive total returns at all capitalization levels, value stocks of midcap and larger companies provided negative returns.

Among U.S. fixed-income securities, shorter-term instruments generally advanced during the first half of 2018, while longer-term bonds on balance declined. Although convertible bonds, bank loans and high-yield corporate bonds generated positive returns during the reporting period, most mortgage-backed securities declined. International and emerging-market bonds also provided negative total returns during the reporting period.

Several factors influenced the stock and bond markets during the first half of 2018. Major tax reforms were signed into law in December 2017 and boosted stock performance early in the reporting period. As the year progressed, however, trade tensions between the U.S. and several of its trading partners led to sustained market volatility, which adversely affected stock prices despite robust corporate earnings and profits. An historic meeting between leaders of the United States and North Korea lifted stock prices briefly in June 2018. While crude oil prices remained volatile, they generally rose during the reporting period, which helped many energy stocks.

The Federal Open Market Committee raised the federal funds target range twice during the reporting period, which led to rising U.S. Treasury yields across the maturity spectrum. The greatest increase occurred among 3-year U.S. Treasury notes, with yield increases tapering off for longer-term U.S. Treasury securities. When interest-rates rise, bond prices tend to decline (and vice versa), which may account for the negative performance of several fixed-income sectors during the reporting period.

Through the ups and downs of the stock and bond markets, MainStay VP portfolio managers seek to pursue the objectives of their individual Portfolios using the investment strategies and processes outlined in the prospectus. As a MainStay VP shareholder, your investments are guided by the market experience and professional insight of our portfolio managers as they seek to deliver long-term returns within prospectus guidelines and manage the specific risks of their respective Portfolios.

Whatever direction the markets may take, MainStay encourages shareholders to maintain a long-term investment perspective. The report that follows contains additional information on the market events, investment decisions and specific securities that shaped the performance of your MainStay VP Portfolio during the six months ended June 30, 2018. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2018

Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	5/2/2005	–0.46%	5.54%	7.64%	7.46%	0.76%
Service Class Shares	5/2/2005	–0.58	5.27	7.37	7.19	1.01

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell Midcap® Value Index[2]	–0.16%	7.60%	11.27%	10.06%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index[3]	–0.97	–0.58	1.60	3.08
Balanced Composite Index[4]	–0.45	4.33	7.44	7.63
Morningstar Allocation—50% to 70% Equity Category Average[5]	–0.11	6.58	6.85	6.27

1.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

2.

The Russel Midcap® Value Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

3.

The Portfolio has selected the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index as a secondary benchmark. The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index measures the performance of U.S. dollar-denominated U.S. Treasurys, government-related and investment-grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.

The Portfolio has selected the Balanced Composite Index as an additional benchmark. The Balanced Composite Index consists of the Russell Midcap® Value Index (60% weighted) and the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index (40% weighted). Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Morningstar Allocation—50% to 70% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 50% and 70%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Balanced Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2018, to June 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2018, to June 30, 2018. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/18	Ending Account Value (Based on Actual Returns and Expenses) 6/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$995.40	$3.66	$1,021.10	$3.71	0.74%

Service Class Shares	$1,000.00	$994.20	$4.90	$1,019.90	$4.96	0.99%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the exchange-traded funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Balanced Portfolio

Portfolio Composition as of June 30, 2018 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of June 30, 2018 (excluding short-term investments) (Unaudited)

1.	United States Treasury Notes, 1.125%–2.875%, due 6/30/19–5/15/28

2.	iShares Intermediate Government / Credit Bond ETF

3.	Federal Home Loan Bank, 1.375%–3.00%, due 3/18/19–3/10/28

4.	Fifth Third Bancorp

5.	Federal Home Loan Mortgage Corporation, 1.25%–3.32%, due 1/25/19–6/19/23
6.	Federal National Mortgage Association, 1.25%–1.875%, due 7/26/19–9/24/26

7.	iShares Russell 1000 Value ETF

8.	Bank of America Corp.

9.	WEC Energy Group, Inc.

10.	Citigroup, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investment Management LLC, the Portfolio’s Manager; Thomas J. Girard, Donald F. Serek, CFA, Kenneth Sommer and AJ Rzad, CFA, of NYL Investors LLC, the Portfolio’s fixed-income Subadvisor; and Andrew Ver Planck, CFA, and Migene Kim, CFA, of MacKay Shields LLC, the Portfolio’s equity Subadvisor.

How did MainStay VP Balanced Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2018?

For the six months ended June 30, 2018, MainStay VP Balanced Portfolio returned –0.46% for Initial Class shares and –0.58% for Service Class shares. Over the same period, both share classes underperformed the –0.16% return of the Russell Midcap® Value Index,1 which is the Portfolio’s primary benchmark, and outperformed the –0.97% return of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index,1 which is a secondary benchmark of the Portfolio. For the six months ended June 30, 2018, both share classes underperformed the –0.45% return of the Balanced Composite Index,1 which is an additional benchmark of the Portfolio, and the –0.11% return of the Morningstar Allocation—50% to 70% Equity Category Average.2

Were there any changes to the Portfolio during the reporting period?

Effective January 1, 2018, MacKay Shields assumed subadvisory responsibilities for the equity portion of the Portfolio and the portfolio managers from Cornerstone Capital Management Holdings LLC transitioned to MacKay Shields. For more information on this change, see the supplement dated September 28, 2017. Effective May 4, 2018, AJ Rzad was added as a portfolio manager of the Portfolio and Donald Serek no longer served as a portfolio manager of the Portfolio. Thomas J. Girard served as a portfolio manager of the Portfolio until June 2018. For more information please see the supplement dated May 4, 2018.

What factors affected the Portfolio’s performance relative to its primary benchmark during the reporting period?

In the equity portion of the Portfolio, trend-following factors such as momentum performed well during the reporting period, helping performance relative to the Russell Midcap® Value Index. In the model used by the equity portion of the Portfolio, valuation factors faced challenges, particularly in identifying expensive stocks to avoid. A sustained rally in expensive high-growth stocks resulted in adverse stock selection in information technology, which detracted from the Portfolio’s relative performance. Stock selection was also weak in the insurance segment of the financials sector. On the other hand, the model’s momentum and sentiment readings helped the equity portion of the Portfolio achieve a positive sector allocation effect, as an overweight position in information technology and an underweight position in industrials added to relative performance in the equity portion of the Portfolio during the reporting period.

The fixed-income portion of the Portfolio held overweight positions in corporate bonds, asset-backed securities and commercial mortgage-backed securities relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index throughout the reporting period. Over the same period, asset-backed securities provided the strongest sector performance in the fixed-income portion of the Portfolio. Within the asset-backed securities sector, the allocation to collateralized loan obligations had the greatest positive impact on the relative performance of the fixed-income portion of the Portfolio. During the first half of the reporting period, the commercial mortgage-backed securities sector was the best-performing sector in the fixed-income portion of the Portfolio. Within the commercial mortgage-backed securities sector, lower-quality securities outperformed higher-quality securities, and an overweight position in higher-quality commercial mortgage-backed securities detracted from relative performance during this portion of the reporting period. During the second half of the reporting period, the fixed-income portion of the Portfolio had a negative excess return relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, driven by an overweight position in U.S. corporate bonds, particularly in the banking subsector.

During the reporting period, which sectors were the strongest positive contributors to relative performance in the equity portion of Portfolio and which sectors were particularly weak?

In the equity portion of the Portfolio, the sectors that made the strongest positive contributions relative to the Russell Midcap® Value Index during the reporting period were consumer discretionary, health care and energy. (Contributions take weightings and total returns into account.) Over the same period, the weakest contributions to the relative performance of the equity portion of the Portfolio came from the financials, telecommunication services and materials sectors.

During the reporting period, which individual stocks made the strongest positive contributions to the absolute performance of the equity portion of the Portfolio and which individual stocks detracted the most?

The stocks that made the strongest positive contributions to the absolute performance of the equity portion of the Portfolio

1.	See footnote on page 5 for more information on this index.
2.	See footnote on page 5 for more information on the Morningstar Allocation—50% to 70% Equity Category Average.
3.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

8	MainStay VP Balanced Portfolio

during the reporting period included social media stock Twitter, petroleum refiner and distributor HollyFrontier, and multiline retailer Kohl’s. Over the same period, the stocks that made the weakest contributions to the absolute performance of the equity portion of the Portfolio were building products company Owens Corning, multinational food company Pilgrim’s Pride, and entertainment and media company Lions Gate Entertainment.

Did the equity portion of the Portfolio make any significant purchases or sales during the reporting period?

The equity portion of the Portfolio accumulated shares of department store Macy’s throughout the reporting period. Initially, the purchase reflected valuations that the model used by the equity portion of the Portfolio found attractive. The equity portion of the Portfolio later purchased additional shares as the stock’s momentum and sentiment scores improved according to the model. The equity portion of the Portfolio initiated a position in food products wholesaler US Foods Holdings in January 2018 because our model ranked the stock as attractive in terms of valuation and price trend. The equity portion of the Portfolio added to this position as the stock’s price trend strengthened during the first half of 2018.

The equity portion of the Portfolio completely sold out of its overweight position in human resources and staffing company ManpowerGroup. In the model used by the equity portion of the Portfolio, the stock’s return prospect deteriorated in terms of momentum and valuation as investors penalized the stock after the company delivered disappointing earnings and revenue growth during the reporting period. The equity portion of the Portfolio also sold a substantial portion of its position in life insurance company Principal Financial Group during the first quarter of 2018. Life insurers as a group significantly underperformed the market, as a flat yield curve4 and elevated equity market volatility provided a challenging macro backdrop. Although our model viewed Principal Financial Group’s valuation as inexpensive, the stock’s price trend and sentiment scores deteriorated enough for the model to view the stock as having an unattractive return prospect.

How did sector weightings change in the equity portion of the Portfolio during the reporting period?

In the equity portion of the Portfolio, the most-substantial increases in sector exposure relative to the Russell Midcap® Value Index during the reporting period were in energy and utilities. Over the same period, the equity portion of the Portfolio saw its most-substantial decreases in sector exposure relative to the benchmark in information technology and materials.

How was the equity portion of the Portfolio positioned at the end of the reporting period?

As of June 30, 2018, the equity portion of the Portfolio held overweight positions relative to the Russell Midcap® Value Index in the energy and health care sectors. As of the same date, the equity portion of the Portfolio held underweight positions relative to the benchmark in the real estate and industrials sectors.

What was the duration strategy of the fixed-income portion of the Portfolio during the reporting period?

During the reporting period, the fixed-income portion of the Portfolio maintained a duration that was relatively close to the duration of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index. There were several occasions where the duration of the Portfolio was longer than that of the benchmark. This strategy had a slightly negative impact on the performance of the fixed-income portion of the Portfolio. As of June 30, 2018, the effective duration of the fixed-income portion of the Portfolio was 4.13 years. As of the same date, the duration of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index was 3.98 years.

What specific factors, risks or market forces prompted significant decisions for the fixed-income portion of the Portfolio during the reporting period?

Throughout the reporting period, the fixed-income portion of the Portfolio maintained overweight positions relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index in corporate bonds, commercial mortgage-backed securities and asset-backed securities. During the first half of the reporting period, rising wages led the market to expect higher inflation. The pick-up in wages caused volatility to rise and investment-grade corporate bond yields to increase. For this reason, we increased the Portfolio’s overweight position in investment-grade corporate bonds to take advantage of the higher yields. During the second half of the reporting period, we reduced the Portfolio’s overweight position in the corporate sector. Although we still believed that investment-grade corporate bonds had strong fundamental underpinnings, the reduction reflected our opinion that the supply/demand outlook in the sector had deteriorated. Throughout the reporting period, the fixed-income portion of the Portfolio added to its already overweight positions in asset-backed securities and commercial mortgage-backed securities. We continued to favor these sectors because we believed that they offered favorable yield dynamics and superior credit quality.

4.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

9

During the reporting period, which market segments made the strongest positive contributions to the performance of the fixed-income portion of the Portfolio and which market segments were particularly weak?

During the reporting period, the fixed-income portion of the Portfolio maintained overweight positions relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index in the financials, industrials and utilities sectors. This positioning detracted from the performance of the fixed-income portion of the Portfolio relative to the Index. In financials, overweight positions in the banking subsector made the most-substantial negative contribution to relative performance in the fixed-income portion of the Portfolio. Overweight positions in Rabobank, UBS Group and Citigroup all detracted from the relative performance of the fixed-income portion of the Portfolio. The weakest performers in the industrials subsector were forest products & paper company Fibria Celulose SA, telecommunications company Telefonica SA, and biotechnology company Celgene.

During the reporting period, allocations to the energy and non-corporate sectors added to the absolute performance of the fixed-income portion of the Portfolio. In energy, the outperformance was driven by an overweight position in the oil field services sector. In the non-corporate sector, an underweight position relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index in the sovereign subsector added to the absolute performance of the fixed-income portion of the Portfolio.

Did the fixed-income portion of the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the fixed-income portion of the Portfolio generally sought to purchase corporate bonds during periods of market weakness. As the market stabilized, the fixed-income portion of the Portfolio sold corporate bonds to reduce its overweight position relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index.

During the reporting period, how did sector and subsector weightings change in the fixed-income portion of the Portfolio?

The fixed-income portion of the Portfolio held overweight allocations in the financials, industrials and utilities sectors relative to the Bloomberg Barclays U.S. Intermediate Government/Credit

Bond Index. During the first half of the reporting period, the overweight allocations in financials and industrials were increased to take advantage of the solid earnings outlook and a favorable macroeconomic backdrop. The increase in overweight relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index was primarily concentrated in the banking, basic industry and consumer noncyclical subsectors. Toward the end of the reporting period, the fixed-income portion of the Portfolio reduced its overweight position in corporate bonds relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index. The decrease was primarily concentrated in the banking and consumer cyclical subsectors. We still had a favorable view toward the asset class but were concerned that corporate bond supply would be greater than corporate bond demand, negatively affecting the performance of the fixed-income portion of the Portfolio. Throughout the reporting period, the fixed-income portion of the Portfolio decreased its weighting in the U.S. Treasury sector to fund purchases among spread5 assets.

How was the fixed-income portion of the Portfolio positioned at the end of the reporting period?

As of June 30, 2018, the fixed-income portion of the Portfolio held overweight positions relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index in corporate bonds. Within the corporate sector, the fixed-income portion of the Portfolio held overweight positions in financials, industrials and utilities. As of the same date, the fixed-income portion of the Portfolio also held overweight positions in asset-backed securities, commercial mortgage-backed securities and U.S. government agency securities. At the end of the reporting period, the largest overweight allocation among spread assets in the fixed-income portion of the Portfolio was in the corporate bond sector.

As of June 30, 2018, the fixed-income portion of the Portfolio held underweight positions relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index in the sovereign, supranational, foreign agency and foreign local government sectors. As of the same date, the fixed-income portion of the Portfolio maintained a duration that was longer than the duration of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index.

5.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “spread assets” refers to asset classes that typically trade at a spread to comparable U.S. Treasury securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

10	MainStay VP Balanced Portfolio

Portfolio of Investments June 30, 2018 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 28.5%† Asset-Backed Securities 2.4%
Auto Floor Plan Asset-Backed Securities 0.0%‡
NextGear Floorplan Master Owner Trust Series 2017-2A, Class A2 2.56%, due 10/17/22 (a)	$100,000	$98,329

Automobile 0.1%
Hertz Vehicle Financing LLC Series 2016-1A, Class A 2.32%, due 3/25/20 (a)	200,000	199,138
Volkswagen Auto Loan Enhanced Valet Series 2018-1, Class A3 3.02%, due 11/21/22	133,000	132,864

		332,002

Other Asset-Backed Securities 2.3%
AIMCO CLO (a)(b)
Series 2018-AA, Class A 2.86% (3 Month LIBOR + 1.02%), due 4/17/31	500,000	498,580
Series 2017-AA, Class A 3.00% (3 Month LIBOR + 1.26%), due 7/20/29	250,000	250,365
Apidos CLO Series 2015-21A, Class A1R 3.265% (3 Month LIBOR + 0.93%), due 7/18/27 (a)(b)(c)	400,000	400,000
Ares XXIX CLO, Ltd. Series 2014-1A, Class A1R 2.91% (3 Month LIBOR + 1.19%), due 4/17/26 (a)(b)	250,000	250,032
Benefit Street Partners CLO, Ltd. Series 2015-VIIA, Class A1AR 2.51% (3 Month LIBOR + 0.78%), due 7/18/27 (a)(b)	250,000	249,546
Birchwood Park CLO, Ltd. Series 2014-1A, Class AR 2.90% (3 Month LIBOR + 1.18%), due 7/15/26 (a)(b)	250,000	250,030
Canyon Capital CLO, Ltd. Series 2015-1A, Class AS 2.97% (3 Month LIBOR + 1.25%), due 4/15/29 (a)(b)	440,000	441,109
Capital Automotive REIT Series 2017-1A, Class A1 3.87%, due 4/15/47 (a)	197,667	197,194
Cedar Funding IV CLO, Ltd. Series 2014-4A, Class AR 2.97% (3 Month LIBOR + 1.23%), due 7/23/30 (a)(b)	750,000	751,818

	Principal Amount	Value
Other Asset-Backed Securities (continued)
Domino’s Pizza Master Issuer LLC Series 2017-1A, Class A2II 3.082%, due 7/25/47 (a)	$1,290,250	$1,250,536
Dryden Senior Loan Fund (a)(b)
Series 2014-33A, Class AR 3.15% (3 Month LIBOR + 1.43%), due 10/15/28	250,000	250,724
Series 2018-64A, Class A 3.19% (3 Month LIBOR + 0.97%), due 4/18/31	250,000	249,567
Elara HGV Timeshare Issuer LLC Series 2017-A, Class A 2.69%, due 3/25/30 (a)	176,697	173,115
FOCUS Brands Funding LLC Series 2017-1A, Class A2I 3.857%, due 4/30/47 (a)	99,000	98,972
Highbridge Loan Management, Ltd. Series 2016-6A, Class A1R 2.84% (3 Month LIBOR + 1.00%), due 2/5/31 (a)(b)	250,000	249,726
HPS Loan Management, Ltd. Series 2011-A17, Class A 3.05% (3 Month LIBOR + 1.26%), due 5/6/30 (a)(b)	850,000	851,063
LCM, Ltd. Partnership Series 2015-A, Class AR 2.98% (3 Month LIBOR + 1.24%), due 7/20/30 (a)(b)	350,000	351,309
Magnetite XII, Ltd. Series 2015-12A, Class AR 3.05% (3 Month LIBOR + 1.33%), due 4/15/27 (a)(b)	250,000	250,788
Neuberger Berman CLO XIV, Ltd. Series 2013-14A, Class AR 3.01% (3 Month LIBOR + 1.25%), due 1/28/30 (a)(b)	390,000	390,996
Octagon Investment Partners 30, Ltd. Series 2017-1A, Class A1 3.04% (3 Month LIBOR + 1.32%), due 3/17/30 (a)(b)	350,000	350,922
Octagon Loan Funding, Ltd. Series 2014-1A, Class A1R 3.02% (3 Month LIBOR + 1.14%), due 11/18/26 (a)(b)	251,000	251,060
Sound Point CLO XVI, Ltd. Series 2017-2A, Class A 3.03% (3 Month LIBOR + 1.28%), due 7/25/30 (a)(b)	450,000	450,612

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of June 30, 2018, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
THL Credit Wind River CLO, Ltd. (a)(b)
Series 2014-3A, Class AR 2.84% (3 Month LIBOR + 1.10%), due 1/22/27	$390,000	$390,049
Series 2017-4A, Class A 3.03% (3 Month LIBOR + 1.15%), due 11/20/30	250,000	250,098
TIAA CLO III, Ltd. Series 2017-2A, Class A 2.87% (3 Month LIBOR + 1.15%), due 1/16/31 (a)(b)	350,000	349,474
Volvo Financial Equipment LLC Series 2016-1A, Class A3 1.67%, due 2/18/20 (a)	59,188	58,992

		9,506,677

Total Asset-Backed Securities (Cost $9,977,460)		9,937,008

Corporate Bonds 13.6%
Aerospace & Defense 0.4%
BAE Systems PLC 4.75%, due 10/11/21 (a)	1,050,000	1,087,352
General Dynamics Corp. 3.00%, due 5/11/21	425,000	423,635

		1,510,987

Auto Manufacturers 0.8%
Daimler Finance North America LLC 2.85%, due 1/6/22 (a)	1,000,000	975,442
Ford Motor Credit Co. LLC 4.25%, due 9/20/22	1,145,000	1,154,229
General Motors Financial Co., Inc. 4.35%, due 4/9/25	1,150,000	1,133,505

		3,263,176

Banks 4.0%
♦Bank of America Corp.
3.55%, due 3/5/24 (d)	250,000	247,440
4.45%, due 3/3/26	1,500,000	1,503,475
BNP Paribas S.A. 3.375%, due 1/9/25 (a)	300,000	283,405
Capital One Financial Corp. 3.80%, due 1/31/28	450,000	424,774
♦Citigroup, Inc.
2.876% (3 Month LIBOR + 0.95%), due 7/24/23 (d)	350,000	337,499
4.60%, due 3/9/26	1,250,000	1,248,204
Citizens Bank N.A. 2.25%, due 10/30/20	603,000	587,742

	Principal Amount	Value
Banks (continued)
Cooperatieve Rabobank UA 4.375%, due 8/4/25	$1,000,000	$980,432
Credit Agricole S.A. (a)
3.25%, due 10/4/24	500,000	470,847
3.375%, due 1/10/22	250,000	244,763
Credit Suisse Group Funding Guernsey, Ltd. 3.80%, due 9/15/22	865,000	861,203
Discover Bank 3.20%, due 8/9/21	850,000	840,322
♦Fifth Third Bancorp 4.30%, due 1/16/24	1,250,000	1,266,543
Goldman Sachs Group, Inc.
2.905%, due 7/24/23 (d)	500,000	481,585
3.85%, due 1/26/27	475,000	456,156
JPMorgan Chase & Co. 3.875%, due 9/10/24	1,500,000	1,486,089
Lloyds Banking Group PLC 2.907%, due 11/7/23 (d)	1,000,000	952,458
Mitsubishi UFJ Financial Group, Inc. 2.95%, due 3/1/21	762,000	753,775
Morgan Stanley
3.591%, due 7/22/28 (d)	250,000	237,612
4.10%, due 5/22/23	375,000	376,432
4.35%, due 9/8/26	595,000	586,880
Santander UK Group Holdings PLC (d)
3.373%, due 1/5/24	750,000	721,147
3.823%, due 11/3/28	250,000	229,529
Santander UK PLC 3.40%, due 6/1/21	200,000	199,884
UBS Group Funding Switzerland A.G. (a)
4.125%, due 4/15/26	750,000	742,261
4.253%, due 3/23/28	310,000	308,009

		16,828,466

Beverages 0.3%
Anheuser-Busch InBev Worldwide, Inc. 4.00%, due 4/13/28	1,075,000	1,072,503
Maple Escrow Subsidiary, Inc. 4.597%, due 5/25/28 (a)	350,000	351,296

		1,423,799

Biotechnology 0.2%
Celgene Corp. 3.875%, due 8/15/25	750,000	729,872

Building Materials 0.4%
Fortune Brands Home & Security, Inc. 4.00%, due 6/15/25	850,000	852,299
Masco Corp. 4.45%, due 4/1/25	850,000	852,863

		1,705,162

12	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Chemicals 0.3%
Mosaic Co. 4.05%, due 11/15/27	$300,000	$286,692
NewMarket Corp. 4.10%, due 12/15/22	400,000	404,495
NOVA Chemicals Corp. 5.00%, due 5/1/25 (a)	210,000	198,975
Yara International ASA 4.75%, due 6/1/28 (a)	400,000	402,113

		1,292,275

Diversified Financial Services 0.0%‡
Discover Financial Services 5.20%, due 4/27/22	25,000	26,076

Electric 1.5%
Arizona Public Service Co. 2.20%, due 1/15/20	250,000	246,855
Commonwealth Edison Co. 3.10%, due 11/1/24	400,000	388,571
DTE Electric Co. 2.65%, due 6/15/22	750,000	730,655
Electricite de France S.A. 2.35%, due 10/13/20 (a)	1,500,000	1,471,302
Emera U.S. Finance, L.P. 2.70%, due 6/15/21	750,000	729,984
Entergy Corp. 4.00%, due 7/15/22	750,000	760,445
Exelon Corp. 2.85%, due 6/15/20	425,000	421,217
FirstEnergy Transmission LLC 4.35%, due 1/15/25 (a)	500,000	503,834
Great Plains Energy, Inc. 4.85%, due 6/1/21	280,000	287,432
Kansas City Power & Light Co. 7.15%, due 4/1/19	250,000	257,809
♦WEC Energy Group, Inc. 3.375%, due 6/15/21	350,000	350,995

		6,149,099

Electronics 0.0%‡
Amphenol Corp. 3.125%, due 9/15/21	175,000	173,989

Food 0.2%
Ingredion, Inc. 4.625%, due 11/1/20	250,000	256,254
McCormick & Co., Inc. 3.15%, due 8/15/24	625,000	597,340

		853,594

	Principal Amount	Value
Forest Products & Paper 0.2%
Fibria Overseas Finance, Ltd.
4.00%, due 1/14/25	$375,000	$346,125
5.50%, due 1/17/27	350,000	348,250

		694,375

Health Care—Products 0.3%
Becton Dickinson & Co. 2.894%, due 6/6/22	1,213,000	1,173,254

Health Care—Services 0.1%
Laboratory Corp. of America Holdings 3.25%, due 9/1/24	575,000	555,909

Insurance 0.5%
Nationwide Financial Services, Inc. 5.375%, due 3/25/21 (a)	725,000	755,895
Pricoa Global Funding I 2.20%, due 6/3/21 (a)	1,250,000	1,213,044

		1,968,939

Iron & Steel 0.2%
Carpenter Technology Corp. 4.45%, due 3/1/23	125,000	125,886
Reliance Steel & Aluminum Co. 4.50%, due 4/15/23	700,000	715,782

		841,668

Media 0.1%
Discovery Communications LLC 3.95%, due 3/20/28	375,000	355,131

Mining 0.4%
Anglo American Capital PLC (a)
4.75%, due 4/10/27	365,000	359,866
4.875%, due 5/14/25	275,000	276,349
Rio Tinto Finance USA, Ltd. 3.75%, due 6/15/25	1,250,000	1,257,275

		1,893,490

Multi-National 0.1%
International Bank for Reconstruction & Development 2.00%, due 10/30/20	600,000	590,106

Oil & Gas 0.7%
Anadarko Petroleum Corp. 4.85%, due 3/15/21	1,000,000	1,029,106
Cenovus Energy, Inc. 4.25%, due 4/15/27	600,000	577,916
Helmerich & Payne International Drilling Co. 4.65%, due 3/15/25	400,000	413,005

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas (continued)
Nabors Industries, Inc. 5.00%, due 9/15/20	$540,000	$544,050
Petroleos Mexicanos
3.50%, due 1/30/23	100,000	94,667
4.875%, due 1/24/22	75,000	75,660
5.35%, due 2/12/28 (a)	50,000	47,340

		2,781,744

Packaging & Containers 0.1%
WestRock Co. 3.75%, due 3/15/25 (a)	675,000	661,753

Pharmaceuticals 0.4%
Bayer U.S. Finance II LLC 3.875%, due 12/15/23 (a)	425,000	425,018
CVS Health Corp. 4.30%, due 3/25/28	970,000	956,817
GlaxoSmithKline Capital, Inc. 3.375%, due 5/15/23	325,000	325,137

		1,706,972

Pipelines 0.9%
Buckeye Partners, L.P. 4.15%, due 7/1/23	1,000,000	988,265
Energy Transfer Partners, L.P. / Regency Energy Finance Corp. 5.875%, due 3/1/22	850,000	898,960
Enterprise Products Operating LLC 2.80%, due 2/15/21	150,000	148,082
Kinder Morgan, Inc. 5.00%, due 2/15/21 (a)	895,000	925,643
ONEOK, Inc. 4.55%, due 7/15/28	475,000	479,175
Texas Eastern Transmission, L.P. 2.80%, due 10/15/22 (a)	175,000	167,319

		3,607,444

Real Estate Investment Trusts 0.7%
Highwoods Realty, L.P. 3.625%, due 1/15/23	1,000,000	981,696
Realty Income Corp. 3.25%, due 10/15/22	325,000	319,954
Simon Property Group, L.P. 2.625%, due 6/15/22	475,000	460,871
VEREIT Operating Partnership, L.P. 4.875%, due 6/1/26	1,000,000	996,935

		2,759,456

Software 0.3%
Fidelity National Information Services, Inc. 2.25%, due 8/15/21	1,075,000	1,035,073

	Principal Amount	Value
Software (continued)
Fiserv, Inc. 4.75%, due 6/15/21	$200,000	$207,981

		1,243,054

Telecommunications 0.5%
AT&T, Inc. 3.95%, due 1/15/25	237,000	231,793
Telefonica Emisiones SAU 4.103%, due 3/8/27	495,000	478,707
Verizon Communications, Inc. 3.50%, due 11/1/24	1,100,000	1,063,953
Vodafone Group PLC 4.375%, due 5/30/28	250,000	247,028

		2,021,481

Transportation 0.0%‡
Burlington Northern Santa Fe LLC 4.70%, due 10/1/19	125,000	127,828

Total Corporate Bonds (Cost $58,038,367)		56,939,099

Foreign Government Bonds 0.1%
Poland 0.0%‡
Republic of Poland Government International Bond 5.00%, due 3/23/22	50,000	52,698

Russia 0.1%
Russian Federation 3.50%, due 1/16/19 (a)	400,000	400,141

Total Foreign Government Bonds (Cost $449,350)		452,839

Mortgage-Backed Securities 1.6%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 1.6%
Bank Series 2017-BNK5, Class A2 2.987%, due 6/15/60	300,000	296,438
Benchmark Mortgage Trust
Series 2018-B1, Class A2 3.571%, due 1/15/51	200,000	202,227
Series 2018-B2, Class A2 3.662%, due 2/15/51	150,000	152,209
CD Mortgage Trust Series 2017-CD4, Class A2 3.03%, due 5/10/50	600,000	594,475
CFCRE Commercial Mortgage Trust Series 2017-C8, Class A2 2.982%, due 6/15/50	900,000	889,222

14	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Citigroup Commercial Mortgage Trust Series 2014-GC21, Class A5 3.855%, due 5/10/47	$100,000	$101,976
COMM Mortgage Trust Series 2013-LC13, Class A2 3.009%, due 8/10/46	130,173	130,168
DBJPM Mortgage Trust Series 2017-C6, Class A2 2.917%, due 6/10/50	800,000	788,690
GRACE Mortgage Trust Series 2014-GRCE, Class A 3.369%, due 6/10/28 (a)	200,000	200,883
JPMBB Commercial Mortgage Securities Trust Series 2013-C14, Class A2 3.019%, due 8/15/46	180,358	180,442
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C13, Class A2 2.936%, due 11/15/46	483,883	483,676
Series 2017-C33, Class A2 3.14%, due 5/15/50	1,000,000	993,313
Series 2013-C12, Class A4 4.26%, due 10/15/46 (e)	300,000	310,664
Morgan Stanley Capital I Trust Series 2017-H1, Class A2 3.089%, due 6/15/50	900,000	897,599
UBS Commercial Mortgage Trust Series 2018-C8, Class A2 3.713%, due 2/15/51	500,000	507,679
Wells Fargo Commercial Mortgage Trust Series 2016-C33, Class AS 3.749%, due 3/15/59	100,000	99,467

Total Mortgage-Backed Securities (Cost $7,052,322)		6,829,128

U.S. Government & Federal Agencies 10.8%
♦Federal Home Loan Bank 1.2%
1.375%, due 3/18/19	200,000	198,720
1.50%, due 10/21/19	600,000	592,424
1.70%, due 5/15/20	500,000	491,464
2.125%, due 2/11/20	600,000	596,335
2.30%, due 1/26/21	475,000	470,346
2.375%, due 3/30/20	350,000	348,934
2.50%, due 12/10/27	1,050,000	992,129
2.51%, due 12/29/22	400,000	391,344
2.625%, due 5/28/20	450,000	450,138

	Principal Amount	Value
Federal Home Loan Bank (continued)
3.00%, due 3/10/28	$300,000	$293,763

		4,825,597

♦Federal Home Loan Mortgage Corporation 0.7%
1.25%, due 8/15/19	350,000	345,296
1.25%, due 10/2/19	350,000	344,682
1.35%, due 1/25/19	600,000	596,684
1.375%, due 8/15/19	400,000	395,316
1.50%, due 1/17/20	250,000	246,073
2.75%, due 6/19/23	400,000	398,490
2.753%, due 1/30/23	400,000	394,974
3.32%, due 6/14/23	375,000	375,054

		3,096,569

♦Federal National Mortgage Association 0.7%
1.25%, due 7/26/19	450,000	444,411
1.50%, due 2/28/20	650,000	639,015
1.75%, due 9/12/19	250,000	247,976
1.875%, due 9/24/26	1,925,000	1,757,744

		3,089,146

Federal National Mortgage Association (Mortgage Pass-Through Securities) 0.2%
2.125%, due 4/24/26	500,000	468,130
2.50%, due 4/13/21	425,000	422,751

		890,881

♦United States Treasury Notes 8.0%
1.125%, due 2/28/21	700,000	673,504
1.125%, due 7/31/21	100,000	95,555
1.25%, due 6/30/19	2,025,000	2,002,852
1.375%, due 9/30/23	635,000	592,261
1.875%, due 4/30/22	1,000,000	970,352
1.875%, due 9/30/22	300,000	290,027
2.125%, due 3/31/24	150,000	144,791
2.25%, due 2/15/21	3,000,000	2,973,516
2.375%, due 4/15/21	1,225,000	1,217,152
2.50%, due 5/31/20	16,125,000	16,117,441
2.625%, due 5/15/21	1,500,000	1,500,117
2.75%, due 4/30/23	4,225,000	4,229,126
2.75%, due 2/28/25	200,000	199,289
2.875%, due 4/30/25	500,000	501,953
2.875%, due 5/31/25	1,175,000	1,179,498
2.875%, due 5/15/28	800,000	801,594

		33,489,028

Total U.S. Government & Federal Agencies (Cost $45,650,398)		45,391,221

Total Long-Term Bonds (Cost $121,167,897)		119,549,295

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

	Shares	Value
Common Stocks 67.3%
Aerospace & Defense 1.0%
General Dynamics Corp.	2,804	$522,694
Huntington Ingalls Industries, Inc.	4,996	1,083,083
Lockheed Martin Corp.	2,047	604,745
Spirit AeroSystems Holdings, Inc., Class A	9,021	774,994
Textron, Inc.	8,154	537,430
United Technologies Corp.	4,310	538,879

		4,061,825

Air Freight & Logistics 0.1%
XPO Logistics, Inc. (f)	6,197	620,815

Airlines 0.3%
Delta Air Lines, Inc.	11,567	573,029
Southwest Airlines Co.	10,494	533,935

		1,106,964

Auto Components 0.1%
Lear Corp.	1,056	196,215
Visteon Corp. (f)	152	19,645

		215,860

Automobiles 0.4%
Ford Motor Co.	45,837	507,415
General Motors Co.	12,505	492,697
Harley-Davidson, Inc.	15,148	637,428

		1,637,540

Banks 3.6%
♦Bank of America Corp.	24,428	688,625
BB&T Corp.	13,737	692,894
CIT Group, Inc.	26,230	1,322,254
♦Citigroup, Inc.	10,759	719,992
Citizens Financial Group, Inc.	5,170	201,113
Commerce Bancshares, Inc.	19,732	1,276,858
♦Fifth Third Bancorp	69,382	1,991,264
First Citizens BancShares, Inc., Class A	254	102,438
First Hawaiian, Inc.	40,870	1,186,047
Huntington Bancshares, Inc.	27,046	399,199
JPMorgan Chase & Co.	6,638	691,680
KeyCorp	106,957	2,089,940
M&T Bank Corp.	513	87,287
PNC Financial Services Group, Inc.	4,448	600,925
SunTrust Banks, Inc.	30,105	1,987,532
U.S. Bancorp	12,361	618,297
Wells Fargo & Co.	11,508	638,004

		15,294,349

Beverages 0.3%
Coca-Cola Co.	12,619	553,469
Molson Coors Brewing Co., Class B	222	15,105
PepsiCo., Inc.	6,015	654,853

		1,223,427

	Shares	Value
Biotechnology 0.6%
Alexion Pharmaceuticals, Inc. (f)	4,630	$574,814
Amgen, Inc.	2,987	551,370
Biogen, Inc. (f)	1,900	551,456
Gilead Sciences, Inc.	9,178	650,170
OPKO Health, Inc. (f)(g)	35,925	168,848

		2,496,658

Building Products 0.5%
Johnson Controls International PLC	15,911	532,223
Owens Corning	10,459	662,787
USG Corp. (f)	16,176	697,509

		1,892,519

Capital Markets 2.4%
Ameriprise Financial, Inc.	9,537	1,334,036
Bank of New York Mellon Corp.	12,546	676,606
BlackRock, Inc.	1,201	599,347
CME Group, Inc.	3,745	613,880
E*TRADE Financial Corp. (f)	658	40,243
Federated Investors, Inc., Class B	13,604	317,245
Goldman Sachs Group, Inc.	2,375	523,854
Intercontinental Exchange, Inc.	8,519	626,572
Lazard, Ltd., Class A	21,544	1,053,717
Legg Mason, Inc.	33,480	1,162,760
Morgan Stanley	12,485	591,789
Morningstar, Inc.	1,787	229,183
Nasdaq, Inc.	10,698	976,407
Northern Trust Corp.	4,788	492,637
Raymond James Financial, Inc.	1,588	141,888
State Street Corp.	7,279	677,602
T. Rowe Price Group, Inc.	474	55,027

		10,112,793

Chemicals 2.2%
Air Products & Chemicals, Inc.	3,880	604,232
Ashland Global Holdings, Inc.	2,981	233,055
Cabot Corp.	20,920	1,292,229
CF Industries Holdings, Inc.	36,620	1,625,928
DowDuPont, Inc.	8,107	534,414
Eastman Chemical Co.	6,016	601,359
Ecolab, Inc.	3,791	531,991
Huntsman Corp.	41,425	1,209,610
LyondellBasell Industries N.V., Class A	6,260	687,661
Olin Corp.	19,372	556,364
PPG Industries, Inc.	6,036	626,114
Praxair, Inc.	3,468	548,464
Valvoline, Inc.	5,353	115,464
Westlake Chemical Corp.	1,192	128,295

		9,295,180

Commercial Services & Supplies 0.3%
Republic Services, Inc.	7,588	518,716
Waste Management, Inc.	8,624	701,476

		1,220,192

16	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Communications Equipment 0.2%
Cisco Systems, Inc.	16,245	$699,022
Juniper Networks, Inc.	1,883	51,632

		750,654

Construction & Engineering 0.0%‡
AECOM (f)	6,163	203,564

Consumer Finance 1.5%
American Express Co.	6,437	630,826
Capital One Financial Corp.	5,640	518,316
Credit Acceptance Corp. (f)	2,354	831,904
Discover Financial Services	19,892	1,400,596
OneMain Holdings, Inc. (f)	27,745	923,631
Synchrony Financial	62,919	2,100,236

		6,405,509

Containers & Packaging 0.1%
Ball Corp.	16,209	576,230

Diversified Consumer Services 0.3%
H&R Block, Inc.	51,275	1,168,045

Diversified Financial Services 0.1%
Berkshire Hathaway, Inc., Class B (f)	3,316	618,931

Diversified Telecommunication Services 0.3%
AT&T, Inc.	22,311	716,406
Verizon Communications, Inc.	11,580	582,590

		1,298,996

Electric Utilities 2.1%
American Electric Power Co., Inc.	8,395	581,354
Avangrid, Inc.	23,287	1,232,581
Duke Energy Corp.	7,386	584,085
Edison International	421	26,637
Entergy Corp.	12,273	991,535
Evergy, Inc.	16,898	948,823
Exelon Corp.	15,194	647,264
FirstEnergy Corp.	6,781	243,506
NextEra Energy, Inc.	3,425	572,078
Southern Co.	12,330	571,002
Xcel Energy, Inc.	49,255	2,249,968

		8,648,833

Electrical Equipment 0.9%
Acuity Brands, Inc.	10,333	1,197,285
Eaton Corp. PLC	8,000	597,920
Emerson Electric Co.	8,786	607,464
nVent Electric PLC (f)	49,078	1,231,858

		3,634,527

	Shares	Value
Electronic Equipment, Instruments & Components 0.3%
Jabil, Inc.	47,859	$1,323,780

Energy Equipment & Services 0.9%
Baker Hughes, a GE Co.	16,889	557,844
Patterson-UTI Energy, Inc.	27,571	496,278
RPC, Inc. (g)	33,816	492,699
Schlumberger, Ltd.	10,713	718,092
Transocean, Ltd. (f)	111,321	1,496,154

		3,761,067

Equity Real Estate Investment Trusts 5.5%
Apple Hospitality REIT, Inc.	68,858	1,231,181
AvalonBay Communities, Inc.	2,355	404,801
Camden Property Trust	788	71,810
Crown Castle International Corp.	5,443	586,864
CubeSmart	9,571	308,378
Equity Residential	4,613	293,802
Gaming and Leisure Properties, Inc.	30,624	1,096,339
Highwoods Properties, Inc.	15,270	774,647
Hospitality Properties Trust	46,335	1,325,644
Host Hotels & Resorts, Inc.	86,786	1,828,581
Lamar Advertising Co., Class A	15,454	1,055,663
Life Storage, Inc.	13,955	1,357,961
Omega Healthcare Investors, Inc.	44,672	1,384,832
Outfront Media, Inc.	44,856	872,449
Park Hotels & Resorts, Inc.	44,354	1,358,563
Piedmont Office Realty Trust, Inc., Class A	24,475	487,787
Prologis, Inc.	13,709	900,544
Rayonier, Inc.	25,976	1,005,011
Retail Properties of America, Inc., Class A	29,611	378,429
Senior Housing Properties Trust	779	14,092
Simon Property Group, Inc.	3,840	653,530
SL Green Realty Corp.	1,330	133,705
Spirit MTA REIT (f)	7,875	81,113
Spirit Realty Capital, Inc.	78,746	632,330
Tanger Factory Outlet Centers, Inc.	288	6,765
Uniti Group, Inc.	59,436	1,190,503
VEREIT, Inc.	143,709	1,069,195
VICI Properties, Inc.	34,709	716,394
Vornado Realty Trust	8,290	612,797
Welltower, Inc.	1,121	70,276
Weyerhaeuser Co.	12,348	450,208
WP Carey, Inc.	11,435	758,712

		23,112,906

Food & Staples Retailing 0.7%
U.S. Foods Holding Corp. (f)	40,140	1,518,095
Walgreens Boots Alliance, Inc.	11,195	671,868
Walmart, Inc.	8,652	741,044

		2,931,007

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Food Products 1.3%
Archer-Daniels-Midland Co.	560	$25,665
Conagra Brands, Inc.	21,703	775,448
Flowers Foods, Inc.	33,388	695,472
General Mills, Inc.	14,171	627,208
Kraft Heinz Co.	9,028	567,139
Mondelez International, Inc., Class A	13,678	560,798
Pilgrim’s Pride Corp. (f)	55,444	1,116,088
TreeHouse Foods, Inc. (f)	24,476	1,285,235

		5,653,053

Gas Utilities 0.2%
National Fuel Gas Co.	102	5,402
UGI Corp.	14,890	775,322

		780,724

Health Care Equipment & Supplies 0.9%
Abbott Laboratories	11,432	697,238
Baxter International, Inc.	9,666	713,737
Becton, Dickinson and Co.	2,742	656,873
Boston Scientific Corp. (f)	19,631	641,934
Danaher Corp.	6,259	617,638
Medtronic PLC	6,372	545,507
Zimmer Biomet Holdings, Inc.	133	14,822

		3,887,749

Health Care Providers & Services 2.9%
Aetna, Inc.	2,939	539,306
Anthem, Inc.	2,942	700,284
Cardinal Health, Inc.	25,864	1,262,939
Centene Corp. (f)	14,160	1,744,654
Cigna Corp.	4,128	701,554
CVS Health Corp.	9,357	602,123
DaVita, Inc. (f)	3,152	218,875
Envision Healthcare Corp. (f)	16,346	719,387
Express Scripts Holding Co. (f)	8,924	689,022
HCA Healthcare, Inc.	6,778	695,423
Humana, Inc.	2,353	700,323
LifePoint Health, Inc. (f)	3,172	154,794
McKesson Corp.	4,917	655,928
Molina Healthcare, Inc. (f)	5,670	555,320
Premier, Inc., Class A (f)	11,881	432,231
Quest Diagnostics, Inc.	38	4,178
Universal Health Services, Inc., Class B	4,184	466,265
WellCare Health Plans, Inc. (f)	4,952	1,219,380

		12,061,986

Hotels, Restaurants & Leisure 1.1%
Carnival Corp.	11,143	638,605
Darden Restaurants, Inc.	1,629	174,401
Extended Stay America, Inc.	24,938	538,910
Las Vegas Sands Corp.	7,799	595,532
McDonald’s Corp.	3,304	517,704
Norwegian Cruise Line Holdings, Ltd. (f)	9,948	470,043

	Shares	Value
Hotels, Restaurants & Leisure (continued)
Royal Caribbean Cruises, Ltd.	12,227	$1,266,717
Yum! Brands, Inc.	6,636	519,068

		4,720,980

Household Durables 0.1%
Lennar Corp., Class A	9,658	507,045

Household Products 0.6%
Colgate-Palmolive Co.	8,680	562,551
Energizer Holdings, Inc.	9,331	587,480
Kimberly-Clark Corp.	6,292	662,799
Procter & Gamble Co.	8,358	652,425

		2,465,255

Independent Power & Renewable Electricity Producers 1.1%
AES Corp.	118,434	1,588,200
NRG Energy, Inc.	46,169	1,417,388
Vistra Energy Corp. (f)	63,749	1,508,302

		4,513,890

Industrial Conglomerates 0.7%
3M Co.	2,691	529,374
Carlisle Cos., Inc.	13,103	1,419,186
General Electric Co.	41,636	566,666
Honeywell International, Inc.	4,226	608,755

		3,123,981

Insurance 4.6%
Aflac, Inc.	15,900	684,018
Allstate Corp.	7,723	704,878
American International Group, Inc.	9,893	524,527
American National Insurance Co.	7,279	870,496
Arthur J. Gallagher & Co.	22,045	1,439,098
Assurant, Inc.	1,291	133,606
Assured Guaranty, Ltd.	12,697	453,664
Athene Holding, Ltd., Class A (f)	30,801	1,350,316
Chubb, Ltd.	4,896	621,890
Cincinnati Financial Corp.	23,203	1,551,353
CNA Financial Corp.	24,609	1,124,139
First American Financial Corp.	26,056	1,347,616
FNF Group	12,644	475,667
Hanover Insurance Group, Inc. (The)	968	115,734
Lincoln National Corp.	6,265	389,996
Marsh & McLennan Cos., Inc.	6,651	545,182
Mercury General Corp.	6,375	290,445
MetLife, Inc.	15,401	671,484
Old Republic International Corp.	65,027	1,294,688
Principal Financial Group, Inc.	652	34,523
Prudential Financial, Inc.	7,332	685,615
Reinsurance Group of America, Inc.	10,677	1,425,166
Travelers Cos., Inc.	5,625	688,162
Unum Group	10,446	386,397
W.R. Berkley Corp.	19,260	1,394,617

		19,203,277

18	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Internet & Direct Marketing Retail 0.2%
Liberty Expedia Holdings, Inc., Class A (f)	13,862	$609,096
Qurate Retail, Inc. (f)	7,877	167,150

		776,246

Internet Software & Services 0.9%
Akamai Technologies, Inc. (f)	18,584	1,360,906
eBay, Inc. (f)	18,482	670,157
LogMeIn, Inc.	9,234	953,411
Twitter, Inc. (f)	20,230	883,444

		3,867,918

IT Services 1.8%
Booz Allen Hamilton Holding Corp.	6,595	288,399
Cognizant Technology Solutions Corp., Class A	8,976	709,014
Conduent, Inc. (f)	64,668	1,175,018
CoreLogic, Inc. (f)	22,189	1,151,609
DXC Technology Co.	6,120	493,333
Fidelity National Information Services, Inc.	4,991	529,196
International Business Machines Corp.	4,970	694,309
Sabre Corp.	46,337	1,141,744
Teradata Corp. (f)	18,059	725,069
Western Union Co.	32,559	661,924

		7,569,615

Leisure Products 0.1%
Brunswick Corp.	9,435	608,369

Life Sciences Tools & Services 0.1%
Thermo Fisher Scientific, Inc.	2,581	534,628

Machinery 1.8%
AGCO Corp.	7,647	464,326
Caterpillar, Inc.	4,263	578,361
Crane Co.	13,272	1,063,485
Cummins, Inc.	12,608	1,676,864
Dover Corp.	6,932	507,422
Gates Industrial Corp. PLC (f)	6,128	99,703
PACCAR, Inc.	15,768	976,985
Pentair PLC	7,871	331,212
Terex Corp.	31,006	1,308,143
Trinity Industries, Inc.	10,007	342,840

		7,349,341

Marine 0.0%‡
Kirby Corp. (f)	2,504	209,334

Media 2.4%
Charter Communications, Inc., Class A (f)	1,861	545,664
Cinemark Holdings, Inc.	251	8,805
Comcast Corp., Class A	19,456	638,351

	Shares	Value
Media (continued)
Discovery, Inc. (f)
Class A (g)	30,268	$832,370
Class C	34,677	884,264
John Wiley & Sons, Inc., Class A	12,414	774,634
News Corp.
Class A	63,572	985,366
Class B	68,052	1,078,624
Omnicom Group, Inc.	8,615	657,066
Twenty-First Century Fox, Inc.
Class A	12,333	612,827
Class B	12,386	610,258
Viacom, Inc.
Class A (g)	2,252	79,833
Class B	55,775	1,682,174
Walt Disney Co.	5,920	620,475

		10,010,711

Metals & Mining 1.7%
Alcoa Corp. (f)	32,600	1,528,288
Freeport-McMoRan, Inc.	125,946	2,173,828
Newmont Mining Corp.	54,161	2,042,411
United States Steel Corp.	39,301	1,365,710

		7,110,237

Mortgage Real Estate Investment Trusts 0.4%
Chimera Investment Corp.	526	9,615
New Residential Investment Corp.	76,391	1,336,079
Starwood Property Trust, Inc.	9,076	197,040

		1,542,734

Multi-Utilities 3.2%
Ameren Corp.	30,590	1,861,402
CenterPoint Energy, Inc.	48,603	1,346,789
CMS Energy Corp.	37,889	1,791,392
Consolidated Edison, Inc.	29,010	2,262,200
Dominion Energy, Inc.	8,327	567,735
DTE Energy Co.	18,346	1,901,196
Public Service Enterprise Group, Inc.	24,023	1,300,605
Sempra Energy	2,268	263,337
♦WEC Energy Group, Inc.	31,214	2,017,985

		13,312,641

Multiline Retail 1.0%
Kohl’s Corp.	23,765	1,732,469
Macy’s, Inc.	44,811	1,677,276
Target Corp.	9,312	708,829

		4,118,574

Oil, Gas & Consumable Fuels 5.9%
Anadarko Petroleum Corp.	10,312	755,354
Andeavor	10,998	1,442,718
Antero Resources Corp. (f)	29,069	620,623
Chesapeake Energy Corp. (f)	88,386	463,143

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
Chevron Corp.	5,701	$720,777
ConocoPhillips	10,783	750,713
Continental Resources, Inc. (f)	19,551	1,266,123
Devon Energy Corp.	51,089	2,245,872
Energen Corp. (f)	6,461	470,490
EOG Resources, Inc.	5,435	676,277
Exxon Mobil Corp.	8,886	735,139
HollyFrontier Corp.	22,980	1,572,521
Kinder Morgan, Inc.	36,941	652,748
Kosmos Energy, Ltd. (f)	143,084	1,183,305
Marathon Oil Corp.	61,233	1,277,320
Marathon Petroleum Corp.	29,952	2,101,432
Murphy Oil Corp.	42,900	1,448,733
Newfield Exploration Co. (f)	1,883	56,961
Occidental Petroleum Corp.	8,571	717,221
PBF Energy, Inc., Class A	29,050	1,218,067
Phillips 66	6,248	701,713
Pioneer Natural Resources Co.	3,433	649,661
QEP Resources, Inc. (f)	19,594	240,222
SM Energy Co.	23,809	611,653
Valero Energy Corp.	6,162	682,934
Whiting Petroleum Corp. (f)	26,777	1,411,683

		24,673,403

Paper & Forest Products 0.3%
Domtar Corp.	25,783	1,230,880

Personal Products 0.3%
Herbalife Nutrition, Ltd. (f)	11,774	632,500
Nu Skin Enterprises, Inc., Class A	7,212	563,906

		1,196,406

Pharmaceuticals 1.0%
Allergan PLC	3,690	615,197
Bristol-Myers Squibb Co.	11,815	653,842
Eli Lilly & Co.	7,361	628,114
Johnson & Johnson	5,224	633,880
Merck & Co., Inc.	9,010	546,907
Mylan N.V. (f)	13,389	483,879
Pfizer, Inc.	17,530	635,988

		4,197,807

Professional Services 0.2%
Nielsen Holdings PLC	24,674	763,167

Real Estate Management & Development 0.4%
Jones Lang LaSalle, Inc.	8,853	1,469,509

Road & Rail 0.4%
CSX Corp.	8,312	530,140

	Shares	Value
Road & Rail (continued)
Norfolk Southern Corp.	4,121	$621,735
Union Pacific Corp.	4,325	612,766

		1,764,641

Semiconductors & Semiconductor Equipment 1.5%
Analog Devices, Inc.	1,450	139,084
Broadcom, Inc.	2,077	503,963
First Solar, Inc. (f)	17,311	911,597
Intel Corp.	13,495	670,836
Micron Technology, Inc. (f)	12,287	644,330
NXP Semiconductors N.V. (f)	5,687	621,419
ON Semiconductor Corp. (f)	23,156	514,874
Qorvo, Inc. (f)	17,652	1,415,161
QUALCOMM, Inc.	10,707	600,877
Skyworks Solutions, Inc.	2,441	235,923

		6,258,064

Software 1.2%
CA, Inc.	37,270	1,328,675
Dell Technologies, Inc., Class V (f)	9,858	833,790
Microsoft Corp.	7,120	702,103
Nuance Communications, Inc. (f)	21,978	305,165
Oracle Corp.	15,438	680,198
SS&C Technologies Holdings, Inc.	18,878	979,768

		4,829,699

Specialty Retail 2.2%
Best Buy Co., Inc.	25,826	1,926,103
Dick’s Sporting Goods, Inc.	16,360	576,690
Foot Locker, Inc.	25,480	1,341,522
Gap, Inc.	46,794	1,515,657
L Brands, Inc.	2,294	84,603
Michaels Cos., Inc. (f)	62,887	1,205,544
Murphy USA, Inc. (f)	2,658	197,463
Signet Jewelers, Ltd.	8,357	465,903
Urban Outfitters, Inc. (f)	13,974	622,541
Williams-Sonoma, Inc. (g)	21,989	1,349,685

		9,285,711

Technology Hardware, Storage & Peripherals 0.7%
Hewlett Packard Enterprise Co.	39,843	582,106
HP, Inc.	30,368	689,050
Western Digital Corp.	24,087	1,864,575

		3,135,731

Textiles, Apparel & Luxury Goods 0.9%
Michael Kors Holdings, Ltd. (f)	21,064	1,402,862
Ralph Lauren Corp.	6,659	837,169
Tapestry, Inc.	35,629	1,664,231

		3,904,262

Tobacco 0.1%
Philip Morris International, Inc.	6,867	554,442

20	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Trading Companies & Distributors 0.2%
HD Supply Holdings, Inc. (f)	3,019	$129,485
W.W. Grainger, Inc.	1,974	608,782

		738,267

Wireless Telecommunication Services 0.2%
T-Mobile U.S., Inc. (f)	10,501	627,435
Telephone & Data Systems, Inc.	2,526	69,263
United States Cellular Corp. (f)	2,157	79,895

		776,593

Total Common Stocks (Cost $238,681,224)		282,319,041

Exchange-Traded Funds 3.7%
♦iShares Intermediate Government / Credit Bond ETF	93,199	10,043,124
♦iShares Russell 1000 Value ETF	20,637	2,504,919
SPDR S&P 500 ETF Trust	3,375	915,570
SPDR S&P MidCap 400 ETF Trust	5,186	1,841,134

Total Exchange-Traded Funds (Cost $14,969,692)		15,304,747

Principal Amount
Short-Term Investments 0.5%
Repurchase Agreements 0.5%
Fixed Income Clearing Corp. 0.94%, dated 6/29/18 due 7/2/18 Proceeds at Maturity $658,525 (Collateralized by a Federal Home Loan Mortgage Corporation note and a Federal Home Loan Bank note with rates between 1.25% and 2.15% and maturity dates between 10/2/19 and 2/14/20, with a Principal Amount of $680,000 and a Market Value of $676,722)	$658,473	658,473

	Principal Amount	Value
Repurchase Agreements (continued)
RBC Capital Markets 2.08%, dated 6/29/18 due 7/2/18 Proceeds at Maturity $1,600,277 (Collateralized by a United States Treasury Note with rate of 1.625% and maturity date of 4/30/19, with a Principal Amount of $1,637,200 and a Market Value of $1,632,328)	$1,600,000	$1,600,000

Total Short-Term Investments (Cost $2,258,473)		2,258,473

Total Investments (Cost $377,077,286)	100.0%	419,431,556
Other Assets, Less Liabilities	(0.0)‡	(33,507)
Net Assets	100.0%	$419,398,049

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of June 30, 2018.

(c)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of June 30, 2018, the total market value of fair valued security was $400,000, which represented 0.1% of the Portfolio’s net assets.

(d)	Fixed to floating rate—Rate shown was the rate in effect as of June 30, 2018.

(e)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

(f)	Non-income producing security.

(g)

All or a portion of this security was held on loan. As of June 30, 2018, the market value of securities loaned was $2,818,212 and the Portfolio received non-cash collateral in the amount of $2,924,200 (See Note 2(K)).

As of June 30, 2018, the Portfolio held the following futures contracts1:

Type	Number of Contracts Long (Short)	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
2-Year United States Treasury Note	60	September 2018	$12,705,686	$12,709,688	$4,002
5-Year United States Treasury Note	60	September 2018	6,791,509	6,817,031	25,522
10-Year United States Treasury Note	13	September 2018	1,551,034	1,562,438	11,404
10-Year United States Treasury Ultra Note	(6)	September 2018	(760,914)	(769,406)	(8,492)

			$20,287,315	$20,319,751	$32,436

1.	As of June 30, 2018, cash in the amount of $76,542 was on deposit with a broker or futures commission merchant for futures transactions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2018.

The following abbreviations are used in the preceding pages:

CME—Chicago Mercantile Exchange

ETF—Exchange-Traded Fund

LIBOR—London Interbank Offered Rate

REIT—Real Estate Investment Trust

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$9,937,008	$—	$9,937,008
Corporate Bonds	—	56,939,099	—	56,939,099
Foreign Government Bonds	—	452,839	—	452,839
Mortgage-Backed Securities	—	6,829,128	—	6,829,128
U.S. Government & Federal Agencies	—	45,391,221	—	45,391,221

Total Long-Term Bonds	—	119,549,295	—	119,549,295

Common Stocks	282,319,041	—	—	282,319,041
Exchange-Traded Funds	15,304,747	—	—	15,304,747
Short-Term Investments
Repurchase Agreements	—	2,258,473	—	2,258,473

Total Investments in Securities	297,623,788	121,807,768	—	419,431,556

Other Financial Instruments
Futures Contracts (b)	40,928	—	—	40,928

Total Investments in Securities and Other Financial Instruments	$297,664,716	$121,807,768	$—	$419,472,484

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts (b)	$(8,492)	$—	$—	$(8,492)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2018, the Portfolio did not have any transfers between among levels. (See Note 2)

22	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2017	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of June 30, 2018	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2018 (a)
Rights
Food & Staples Retailing	$10,148	$—	$(809)	$—	$—	$(9,339)	$—	$—	$—	$—

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statement of Assets and Liabilities as of June 30, 2018 (Unaudited)

Assets
Investment in securities, at value (identified cost $377,077,286) including securities on loan of $2,818,212	$419,431,556
Cash collateral on deposit at broker for futures contracts	76,542
Cash	2,371
Receivables:
Dividends and interest	1,356,590
Fund shares sold	270,795
Securities lending income	1,084
Other assets	1,902

Total assets	421,140,840

Liabilities
Payables:
Investment securities purchased	1,051,039
Fund shares redeemed	276,602
Manager (See Note 3)	241,468
NYLIFE Distributors (See Note 3)	83,620
Professional fees	31,034
Custodian	26,543
Shareholder communication	20,751
Variation margin on futures contracts	8,406
Trustees	696
Accrued expenses	2,632

Total liabilities	1,742,791

Net assets	$419,398,049

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$28,047
Additional paid-in capital	346,294,076

346,322,123
Undistributed net investment income	9,174,656
Accumulated net realized gain (loss) on investments and futures transactions	21,514,564
Net unrealized appreciation (depreciation) on investments and futures contracts	42,386,706

Net assets	$419,398,049

Initial Class
Net assets applicable to outstanding shares	$17,027,816

Shares of beneficial interest outstanding	1,126,841

Net asset value per share outstanding	$15.11

Service Class
Net assets applicable to outstanding shares	$402,370,233

Shares of beneficial interest outstanding	26,920,396

Net asset value per share outstanding	$14.95

24	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2018 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$3,659,723
Interest	1,838,776
Securities lending	3,087
Other	45

Total income	5,501,631

Expenses
Manager (See Note 3)	1,488,148
Distribution/Service—Service Class (See Note 3)	510,356
Professional fees	37,180
Shareholder communication	29,344
Trustees	4,685
Custodian	3,044
Miscellaneous	9,985

Total expenses	2,082,742

Net investment income (loss)	3,418,889

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	6,020,120
Futures transactions	(282,222)

Net realized gain (loss) on investments and futures transactions	5,737,898

Net change in unrealized appreciation (depreciation) on:
Investments	(11,834,333)
Futures contracts	68,630

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(11,765,703)

Net realized and unrealized gain (loss) on investments and futures transactions	(6,027,805)

Net increase (decrease) in net assets resulting from operations	$(2,608,916)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $494.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statements of Changes in Net Assets

for the six months ended June 30, 2018 (Unaudited) and the year ended December 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,418,889	$5,552,906
Net realized gain (loss) on investments and futures transactions	5,737,898	19,243,158
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(11,765,703)	15,219,944

Net increase (decrease) in net assets resulting from operations	(2,608,916)	40,016,008

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(212,483)
Service Class	—	(4,454,033)

	—	(4,666,516)

From net realized gain on investments:
Initial Class	—	(332,529)
Service Class	—	(8,408,478)

	—	(8,741,007)

Total dividends and distributions to shareholders	—	(13,407,523)

Capital share transactions:
Net proceeds from sale of shares	15,140,791	54,374,160
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	13,407,523
Cost of shares redeemed	(36,988,905)	(61,811,725)

Increase (decrease) in net assets derived from capital share transactions	(21,848,114)	5,969,958

Net increase (decrease) in net assets	(24,457,030)	32,578,443

Net Assets
Beginning of period	443,855,079	411,276,636

End of period	$419,398,049	$443,855,079

Undistributed net investment income at end of period	$9,174,656	$5,755,767

26	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,
Initial Class	2018*		2017	2016		2015	2014	2013
Net asset value at beginning of period	$15.18		$14.26	$13.57		$15.04	$14.72	$12.22

Net investment income (loss) (a)	0.14		0.23	0.21		0.22	0.20	0.17
Net realized and unrealized gain (loss) on investments	(0.21)		1.18	1.15		(0.61)	1.35	2.48

Total from investment operations	(0.07)		1.41	1.36		(0.39)	1.55	2.65

Less dividends and distributions:
From net investment income	—		(0.19)	(0.20)		(0.16)	(0.14)	(0.15)
From net realized gain on investments	—		(0.30)	(0.47)		(0.92)	(1.09)	—

Total dividends and distributions	—		(0.49)	(0.67)		(1.08)	(1.23)	(0.15)

Net asset value at end of period	$15.11		$15.18	$14.26		$13.57	$15.04	$14.72

Total investment return (b)	(0.46%)		10.02%	10.24%		(2.59%)	10.88%	21.87%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.85	% ††	1.54%	1.47	%(c)	1.49%	1.33%	1.27%
Net expenses	0.74	% ††	0.74%	0.74	%(d)	0.76%	0.76%	0.77%
Expenses (before waiver/reimbursement)	0.74	% ††	0.74%	0.76%		0.76%	0.76%	0.78%
Portfolio turnover rate	96%		174%	253%		214%	171%	162	%(e)
Net assets at end of period (in 000’s)	$17,028		$17,209	$15,666		$14,037	$14,274	$13,017

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.45%.
(d)	Without the custody fee reimbursement, net expenses would have been 0.76%.
(e)

The portfolio turnover rate not including mortgage dollar rolls was 159% for the year ended December 31, 2013. The Portfolio did not engage in mortgage dollar rolls for the six months ended June 30, 2018 and the years ended December 31, 2017, 2016, 2015, and 2014.

	Six months ended June 30,		Year ended December 31,
Service Class	2018*		2017	2016		2015	2014	2013
Net asset value at beginning of period	$15.03		$14.13	$13.45		$14.92	$14.63	$12.15

Net investment income (loss) (a)	0.12		0.19	0.17		0.18	0.16	0.14
Net realized and unrealized gain (loss) on investments	(0.20)		1.17	1.15		(0.60)	1.33	2.47

Total from investment operations	(0.08)		1.36	1.32		(0.42)	1.49	2.61

Less dividends and distributions:
From net investment income	—		(0.16)	(0.17)		(0.13)	(0.11)	(0.13)
From net realized gain on investments	—		(0.30)	(0.47)		(0.92)	(1.09)	—

Total dividends and distributions	—		(0.46)	(0.64)		(1.05)	(1.20)	(0.13)

Net asset value at end of period	$14.95		$15.03	$14.13		$13.45	$14.92	$14.63

Total investment return (b)	(0.53	%)(c)	9.75%	9.96%		(2.83%)	10.60%	21.57%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.60	% ††	1.28%	1.22	%(d)	1.24%	1.09%	1.02%
Net expenses	0.99	% ††	0.99%	0.99	%(e)	1.01%	1.01%	1.02%
Expenses (before waiver/reimbursement)	0.99	% ††	0.99%	1.01%		1.01%	1.01%	1.03%
Portfolio turnover rate	96%		174%	253%		214%	171%	162	%(f)
Net assets at end of period (in 000’s)	$402,370		$426,646	$395,611		$353,238	$338,667	$280,326

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.20%.
(e)	Without the custody fee reimbursement, net expenses would have been 1.01%.
(f)

The portfolio turnover rate not including mortgage dollar rolls was 159% for the year ended December 31, 2013. The Portfolio did not engage in mortgage dollar rolls for the six months ended June 30, 2018 and the years ended December 31, 2017, 2016, 2015, and 2014.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and Notes relate to the MainStay VP Balanced Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on May 2, 2005. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisors or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

28	MainStay VP Balanced Portfolio

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2018, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisors, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of June 30, 2018, there were no securities held by the Portfolio that were fair valued in such a manner.

Equity securities, including shares of exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisors. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisors, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the

29

Notes to Financial Statements (Unaudited) (continued)

market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in shares of ETFs or mutual funds, which are subject to management fees and other fees that may increase the costs of investing in ETFs or mutual funds versus the costs of owning the underlying securities directly. These indirect expenses of ETFs or mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, which are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisors will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Portfolio is subject to

30	MainStay VP Balanced Portfolio

risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAVs and may result in a loss to the Portfolio. As of June 30, 2018, open futures contracts are shown in the Portfolio of Investments.

(I)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Portfolio could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Portfolio is exposed to risk until the sale or exercise of each right or warrant is completed. As of June 30, 2018, the Portfolio did not hold any rights or warrants.

(J)  Dollar Rolls.  The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are “to be announced,” therefore, the Portfolio accounts for these transactions as purchases and sales.

The securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolio maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty. The Portfolio accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(K)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. As of the six-month period ended June 30, 2018, the Portfolio had securities on loan with a value of $2,818,212 and had received non-cash collateral of $2,924,200. Income earned from securities lending activity is reflected in the Statement of Operations.

(L)  Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

31

Notes to Financial Statements (Unaudited) (continued)

Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S.government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.

The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets.

(M)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(N)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of June 30, 2018:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$40,928	$40,928

Total Fair Value		$40,928	$40,928

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized depreciation on investments and futures contracts (a)	$(8,492)	$(8,492)

Total Fair Value		$(8,492)	$(8,492)

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2018:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(282,222)	$(282,222)

Total Realized Gain (Loss)		$(282,222)	$(282,222)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$68,630	$68,630

Total Change in Unrealized Appreciation (Depreciation)		$68,630	$68,630

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Long	$16,158,294	$16,158,294
Futures Contracts Short	$(2,180,969)	$(2,180,969)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical,

32	MainStay VP Balanced Portfolio

recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC (“MacKay Shields” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the equity portion of the Portfolio, pursuant to the terms of an Amended and Restated Subadvisory Agreement (a “Subadvisory Agreement”) between New York Life Investments and MacKay Shields. NYL Investors LLC (“NYL Investors” or the ‘‘Subadvisor,” and, together with MacKay Shields, the “Subadvisors”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as a Subadvisor, pursuant to the terms of a Subadvisory Agreement between New York Life Investments and NYL Investors and is responsible for the day-to-day portfolio management of the fixed-income portion of the Portfolio. New York Life Investments pays for the services of the Subadvisors. Prior to January 1, 2018, Cornerstone Capital Management Holdings LLC served as a Subadvisor to the Portfolio. Effective January 1, 2018, all investment personnel of Cornerstone Capital Management Holdings LLC transitioned to MacKay Shields due to an organizational restructuring.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.70% up to $1 billion; 0.65% from $1 billion to $2 billion; and 0.60% in excess of $2 billion. During the six-month period ended June 30, 2018, the effective management fee rate was 0.70%.

During the six-month period ended June 30, 2018, New York Life Investments earned fees from the Portfolio in the amount of $1,488,148.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”)

in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of June 30, 2018, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$379,713,926	$48,230,977	$(8,513,347)	$39,717,630

During the year ended December 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$8,623,180	$4,784,343

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Portfolio, certain other funds managed by New York Life Investments

33

Notes to Financial Statements (Unaudited) (continued)

and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2018, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2018, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2018, purchases and sales of U.S. government securities were $105,361 and $118,246, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $300,425 and $301,765, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2018 and the year ended December 31, 2017, were as follows:

Initial Class	Shares	Amount
Six-month period ended June 30, 2018:
Shares sold	39,945	$601,781
Shares redeemed	(46,693)	(706,543)

Net increase (decrease)	(6,748)	$(104,762)

Year ended December 31, 2017:
Shares sold	105,607	$1,552,503
Shares issued to shareholders in reinvestment of dividends and distributions	36,959	545,011
Shares redeemed	(107,554)	(1,581,330)

Net increase (decrease)	35,012	$516,184

Service Class	Shares	Amount
Six-month period ended June 30, 2018:
Shares sold	976,816	$14,539,010
Shares redeemed	(2,434,040)	(36,282,362)

Net increase (decrease)	(1,457,224)	$(21,743,352)

Year ended December 31, 2017:
Shares sold	3,625,788	$52,821,657
Shares issued to shareholders in reinvestment of dividends and distributions	880,229	12,862,512
Shares redeemed	(4,123,766)	(60,230,395)

Net increase (decrease)	382,251	$5,453,774

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2018, events and transactions subsequent to June 30, 2018, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

34	MainStay VP Balanced Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

35

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2018 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2018 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781603	MSVPBL10-08/18 (NYLIAC) NI508

MainStay VP MacKay Common

Stock Portfolio

(Formerly known as MainStay VP Common Stock Portfolio)

Message from the President and Semiannual Report

Unaudited  |  June 30, 2018

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

This page intentionally left blank

Message from the President

The six months ended June 30, 2018, saw mixed performance among stocks and bonds. U.S. stocks generally advanced during the reporting period, while international and emerging-market stocks declined.

According to FTSE-Russell data on U.S. stocks, the strongest performance came from the smallest companies during the reporting period, with growth stocks outperforming value stocks at all capitalization levels. While growth stocks provided positive total returns at all capitalization levels, value stocks of midcap and larger companies provided negative returns.

Among U.S. fixed-income securities, shorter-term instruments generally advanced during the first half of 2018, while longer-term bonds on balance declined. Although convertible bonds, bank loans and high-yield corporate bonds generated positive returns during the reporting period, most mortgage-backed securities declined. International and emerging-market bonds also provided negative total returns during the reporting period.

Several factors influenced the stock and bond markets during the first half of 2018. Major tax reforms were signed into law in December 2017 and boosted stock performance early in the reporting period. As the year progressed, however, trade tensions between the U.S. and several of its trading partners led to sustained market volatility, which adversely affected stock prices despite robust corporate earnings and profits. An historic meeting between leaders of the United States and North Korea lifted stock prices briefly in June 2018. While crude oil prices remained volatile, they generally rose during the reporting period, which helped many energy stocks.

The Federal Open Market Committee raised the federal funds target range twice during the reporting period, which led to rising U.S. Treasury yields across the maturity spectrum. The greatest increase occurred among 3-year U.S. Treasury notes, with yield increases tapering off for longer-term U.S. Treasury securities. When interest-rates rise, bond prices tend to decline (and vice versa), which may account for the negative performance of several fixed-income sectors during the reporting period.

Through the ups and downs of the stock and bond markets, MainStay VP portfolio managers seek to pursue the objectives of their individual Portfolios using the investment strategies and processes outlined in the prospectus. As a MainStay VP shareholder, your investments are guided by the market experience and professional insight of our portfolio managers as they seek to deliver long-term returns within prospectus guidelines and manage the specific risks of their respective Portfolios.

Whatever direction the markets may take, MainStay encourages shareholders to maintain a long-term investment perspective. The report that follows contains additional information on the market events, investment decisions and specific securities that shaped the performance of your MainStay VP Portfolio during the six months ended June 30, 2018. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2018

Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	1/23/1984	2.60%	16.01%	13.30%	9.61%	0.57%
Service Class Shares	6/5/2003	2.47	15.72	13.02	9.34	0.82

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P 500® Index[2]	2.65%	14.37%	13.42%	10.17%
Russell 1000® Index[3]	2.85	14.54	13.37	10.20
Morningstar Large Blend Category Average[4]	1.58	12.58	11.73	9.08

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	The S&P 500® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Russell 1000® Index is the Portfolio’s secondary benchmark. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Morningstar Large Blend Category Average is representative of funds that represent the overall US stock market in size, growth rates and price. Stocks in the top 70% of the capitalization of the US equity market are defined as large cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios tend to invest across the spectrum of US industries, and owing to their broad exposure, the portfolios’ returns are often similar to those of the S&P 500® Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay Common Stock Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2018, to June 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2018, to June 30, 2018. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/18	Ending Account Value (Based on Actual Returns and Expenses) 6/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,026.00	$2.86	$1,022.00	$2.86	0.57%

Service Class Shares	$1,000.00	$1,024.70	$4.12	$1,020.70	$4.11	0.82%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the exchange-traded funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP MacKay Common Stock Portfolio

Industry Composition as of June 30, 2018 (Unaudited)

Oil, Gas & Consumable Fuels	7.1%
Technology Hardware, Storage & Peripherals	6.1
Internet Software & Services	5.8
Software	5.8
Banks	5.6
Health Care Providers & Services	5.0
IT Services	4.9
Internet & Direct Marketing Retail	4.7
Pharmaceuticals	4.5
Semiconductors & Semiconductor Equipment	3.6
Specialty Retail	3.0
Capital Markets	2.7
Food & Staples Retailing	2.6
Hotels, Restaurants & Leisure	2.6
Insurance	2.6
Health Care Equipment & Supplies	2.5
Aerospace & Defense	2.4
Multiline Retail	2.0
Exchange -Traded Funds	1.8
Chemicals	1.7
Diversified Telecommunication Services	1.7
Beverages	1.5
Electric Utilities	1.5
Biotechnology	1.4
Equity Real Estate Investment Trusts	1.4
Textiles, Apparel & Luxury Goods	1.4
Diversified Financial Services	1.3

Household Products	1.3%
Industrial Conglomerates	1.1
Commercial Services & Supplies	1.0
Independent Power & Renewable Electricity Producers	1.0
Metals & Mining	0.9
Trading Companies & Distributors	0.9
Professional Services	0.8
Machinery	0.7
Media	0.7
Consumer Finance	0.6
Energy Equipment & Services	0.6
Personal Products	0.6
Communications Equipment	0.5
Electronic Equipment, Instruments & Components	0.4
Diversified Consumer Services	0.3
Multi-Utilities	0.3
Airlines	0.2
Road & Rail	0.2
Auto Components	0.1
Electrical Equipment	0.1
Leisure Products	0.1
Life Sciences Tools & Services	0.1
Real Estate Management & Development	0.1
Tobacco	0.1
Short-Term Investment	0.1
Other Assets, Less Liabilities	–0.0 ‡

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers as of June 30, 2018 (excluding short-term investment) (Unaudited)

1.	Apple, Inc.

2.	Microsoft Corp.

3.	Amazon.com, Inc.

4.	Alphabet, Inc.

5.	Facebook, Inc., Class A
6.	JPMorgan Chase & Co.

7.	Exxon Mobil Corp.

8.	Johnson & Johnson

9.	SPDR S&P 500 ETF Trust

10.	Chevron Corp.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Migene Kim, CFA, Andrew Ver Planck, CFA, and Mona Patni of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP MacKay Common Stock Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2018?

For the six months ended June 30, 2018, MainStay VP MacKay Common Stock Portfolio returned 2.60% for Initial Class shares and 2.47% for Service Class shares. Over the same period, both share classes underperformed the 2.65% return of the S&P 500® Index,1 which is the Portfolio’s primary benchmark, and the 2.85% return of the Russell 1000® Index,1 which is the secondary benchmark of the Portfolio. For the six months ended June 30, 2018, both share classes outperformed the 1.58% return of the Morningstar Large Blend Category Average.2

Were there any changes to the Portfolio during the reporting period?

Effective January 1, 2018, MacKay Shields assumed subadvisory responsibilities for the Portfolio and the portfolio managers from Cornerstone Capital Management Holdings LLC transitioned to MacKay Shields. Effective May 1, 2018, the Portfolio was renamed MainStay VP MacKay Common Stock Portfolio. For more information on these changes, please refer to the supplements dated September 28, 2017, and December 15, 2017.

What factors affected the Portfolio’s relative performance during the reporting period?

During the reporting period, the trend-following factors in the Portfolio’s model, such as momentum, performed well relative to the S&P 500® Index, while valuation-based factors faced stiff challenges, particularly in identifying expensive stocks to avoid. A sustained rally among expensive high-growth stocks resulted in the Portfolio facing weak stock selection among Internet retailers and software companies. On the other hand, positive momentum among multiline retailers and oil & gas refiners helped the Portfolio’s relative performance during the reporting period.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

During the reporting period, the strongest positive sector contributors to the Portfolio’s performance relative to the S&P 500® Index were energy, consumer staples and health care. (Contributions take weightings and total returns into account.) Over the same period, the weakest sector contributors to the Portfolio’s performance relative to the benchmark were information technology, consumer discretionary and financials.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

Among the stocks that made the strongest positive contributions to the Portfolio’s absolute performance during the reporting period were online retail company Amazon.com, software company Microsoft and consumer electronics company Apple. Over the same period, pharmaceutical company Johnson & Johnson, diversified telecommunication stock AT&T, and tobacco company Philip Morris International were among the weakest contributors to the Portfolio’s absolute performance.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio purchased shares of department store Macy’s in March 2018. Initially, the purchase was made because we found the stock’s valuation attractive. The Portfolio later increased its position as the stock’s momentum and sentiment scores improved. The Portfolio purchased shares of medical device maker Abbott Laboratories in January 2018 because the Portfolio’s model ranked the stock as attractive in terms of price trend. The Portfolio purchased additional shares as the stock’s price trend continued to strengthen. According to the Portfolio’s model, the stock remained reasonably priced in terms of valuation during the first half of 2018.

The Portfolio significantly reduced its long position in Philip Morris International throughout the reporting period, ending the reporting period substantially underweight relative to the S&P 500® Index. According to the Portfolio’s model, the stock’s return prospect deteriorated in terms of momentum and sentiment as the stock declined after the company reported lower cigarette shipment volumes and slower growth for the company’s IQOS3 smokeless tobacco products. During the reporting period, the Portfolio also sold shares of construction and mining machinery maker Caterpillar. As the company’s price trend and valuation scores declined, the Portfolio sold the remainder of its position in Caterpillar by April 2018.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio increased sector exposure relative to the S&P 500® Index in energy and telecommunication services. Over the same period, the Portfolio decreased sector exposure relative to S&P 500® Index in real estate and consumer staples.

1.	See footnote on page 5 for more information on this index.
2.	See footnote on page 5 for more information on the Morningstar Large Blend Category Average.
3.	IQOS is a short form of “I quit ordinary smoking” and refers to tobacco products that heat but do not burn tobacco.

8	MainStay VP MacKay Common Stock Portfolio

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2018, the Portfolio held overweight positions relative to the S&P 500® Index in the consumer discretionary and information technology sectors. As of the same date, the Portfolio’s most-substantially underweight positions relative to the benchmark were in the industrials and real estate sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments June 30, 2018 (Unaudited)

	Shares	Value
Common Stocks 98.1%†
Aerospace & Defense 2.4%
Boeing Co.	28,533	$9,573,107
General Dynamics Corp.	6,434	1,199,362
Huntington Ingalls Industries, Inc.	8,734	1,893,444
Lockheed Martin Corp.	18,932	5,593,081
Northrop Grumman Corp.	930	286,161
Raytheon Co.	1,337	258,281

		18,803,436

Airlines 0.2%
Delta Air Lines, Inc.	5,058	250,573
Southwest Airlines Co.	25,662	1,305,683

		1,556,256

Auto Components 0.1%
Aptiv PLC	8,780	804,511

Banks 5.6%
Bank of America Corp.	306,197	8,631,694
Citigroup, Inc.	120,781	8,082,665
Fifth Third Bancorp	69,592	1,997,290
♦JPMorgan Chase & Co.	141,736	14,768,891
Wells Fargo & Co.	183,069	10,149,345

		43,629,885

Beverages 1.5%
Coca-Cola Co.	64,467	2,827,522
Dr. Pepper Snapple Group, Inc.	2,052	250,344
PepsiCo., Inc.	80,833	8,800,289

		11,878,155

Biotechnology 1.4%
AbbVie, Inc.	26,989	2,500,531
Amgen, Inc.	6,814	1,257,796
Biogen, Inc. (a)	1,312	380,795
Gilead Sciences, Inc.	93,380	6,615,039

		10,754,161

Capital Markets 2.7%
Ameriprise Financial, Inc.	25,818	3,611,422
Bank of New York Mellon Corp.	79,360	4,279,885
Cboe Global Markets, Inc.	14,907	1,551,372
CME Group, Inc.	4,385	718,789
Evercore, Inc., Class A	31,923	3,366,280
Intercontinental Exchange, Inc.	9,126	671,217
Nasdaq, Inc.	17,948	1,638,114
State Street Corp.	43,603	4,059,003
Stifel Financial Corp.	29,508	1,541,793

		21,437,875

	Shares	Value
Chemicals 1.7%
CF Industries Holdings, Inc.	88,301	$3,920,565
Chemours Co.	70,356	3,120,992
DowDuPont, Inc.	25,616	1,688,607
LyondellBasell Industries N.V., Class A	42,091	4,623,696

		13,353,860

Commercial Services & Supplies 1.0%
Cintas Corp.	465	86,058
Republic Services, Inc.	37,443	2,559,603
Stericycle, Inc. (a)	6,057	395,462
Waste Management, Inc.	55,318	4,499,566

		7,540,689

Communications Equipment 0.5%
Cisco Systems, Inc.	90,543	3,896,065
F5 Networks, Inc. (a)	1,088	187,626

		4,083,691

Consumer Finance 0.6%
American Express Co.	1,480	145,040
Synchrony Financial	125,038	4,173,768

		4,318,808

Diversified Consumer Services 0.3%
H&R Block, Inc.	98,335	2,240,071

Diversified Financial Services 1.3%
Berkshire Hathaway, Inc., Class B (a)	56,143	10,479,091

Diversified Telecommunication Services 1.7%
AT&T, Inc.	304,295	9,770,913
Verizon Communications, Inc.	67,969	3,419,520

		13,190,433

Electric Utilities 1.5%
American Electric Power Co., Inc.	37,932	2,626,791
Exelon Corp.	101,051	4,304,773
NextEra Energy, Inc.	5,775	964,598
Xcel Energy, Inc.	78,312	3,577,292

		11,473,454

Electrical Equipment 0.1%
nVent Electric PLC (a)	23,601	592,385

Electronic Equipment, Instruments & Components 0.4%
Jabil, Inc.	124,741	3,450,336

Energy Equipment & Services 0.6%
Halliburton Co.	15,248	687,075
Transocean, Ltd. (a)	269,305	3,619,459

		4,306,534

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest Holdings or Issuers, as of June 30, 2018, excluding short-term investment. May be subject to change daily.

10	MainStay VP MacKay Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Equity Real Estate Investment Trusts 1.4%
Hospitality Properties Trust	18,673	$534,234
Host Hotels & Resorts, Inc.	191,380	4,032,377
Omega Healthcare Investors, Inc.	32,469	1,006,539
Public Storage	21,010	4,766,329
Simon Property Group, Inc.	5,585	950,511

		11,289,990

Food & Staples Retailing 2.6%
Costco Wholesale Corp.	31,533	6,589,767
Sysco Corp.	45,839	3,130,345
Walgreens Boots Alliance, Inc.	44,122	2,647,982
Walmart, Inc.	88,480	7,578,312

		19,946,406

Health Care Equipment & Supplies 2.5%
Abbott Laboratories	97,584	5,951,648
ABIOMED, Inc. (a)	692	283,062
Baxter International, Inc.	54,768	4,044,069
Becton Dickinson & Co.	8,605	2,061,414
Haemonetics Corp. (a)	16,600	1,488,688
Intuitive Surgical, Inc. (a)	3,746	1,792,386
Medtronic PLC	4,685	401,083
Varian Medical Systems, Inc. (a)	32,572	3,704,088

		19,726,438

Health Care Providers & Services 5.0%
Centene Corp. (a)	35,653	4,392,806
Cigna Corp.	26,415	4,489,229
Encompass Health Corp.	30,153	2,041,961
Express Scripts Holding Co. (a)	64,017	4,942,753
HCA Healthcare, Inc.	42,741	4,385,227
Humana, Inc.	16,258	4,838,868
Molina Healthcare, Inc. (a)	37,338	3,656,884
UnitedHealth Group, Inc.	26,535	6,510,097
WellCare Health Plans, Inc. (a)	15,187	3,739,647

		38,997,472

Hotels, Restaurants & Leisure 2.6%
Carnival Corp.	36,375	2,084,651
Chipotle Mexican Grill, Inc. (a)	486	209,646
Darden Restaurants, Inc.	39,989	4,281,222
Marriott International, Inc., Class A	9,945	1,259,037
McDonald’s Corp.	4,936	773,422
MGM Resorts International	48,125	1,397,069
Norwegian Cruise Line Holdings, Ltd. (a)	12,482	589,775
Royal Caribbean Cruises, Ltd.	36,768	3,809,165
Six Flags Entertainment Corp.	2,160	151,308
Starbucks Corp.	69,304	3,385,500
Wyndham Destinations, Inc.	14,441	639,303
Wyndham Hotels & Resorts, Inc.	14,441	849,564
Wynn Resorts, Ltd.	5,323	890,751

		20,320,413

	Shares	Value
Household Products 1.3%
Procter & Gamble Co.	126,052	$9,839,619

Independent Power & Renewable Electricity Producers 1.0%
AES Corp.	296,141	3,971,251
NRG Energy, Inc.	116,493	3,576,335

		7,547,586

Industrial Conglomerates 1.1%
3M Co.	4,263	838,617
General Electric Co.	36,312	494,206
Honeywell International, Inc.	48,575	6,997,229

		8,330,052

Insurance 2.6%
Aflac, Inc.	103,120	4,436,222
Allstate Corp.	48,527	4,429,059
First American Financial Corp.	6,116	316,320
MetLife, Inc.	34,156	1,489,202
Old Republic International Corp.	36,686	730,418
Progressive Corp.	75,826	4,485,108
Prudential Financial, Inc.	1,308	122,311
Travelers Cos., Inc.	34,512	4,222,198

		20,230,838

Internet & Direct Marketing Retail 4.7%
♦Amazon.com, Inc. (a)	13,429	22,826,614
Booking Holdings, Inc. (a)	2,020	4,094,722
Expedia Group, Inc.	33,210	3,991,510
Netflix, Inc. (a)	14,424	5,645,986

		36,558,832

Internet Software & Services 5.8%
Akamai Technologies, Inc. (a)	50,484	3,696,943
♦Alphabet, Inc. (a)
Class A	8,382	9,464,871
Class C	8,516	9,500,876
eBay, Inc. (a)	122,716	4,449,682
♦Facebook, Inc., Class A (a)	92,129	17,902,507

		45,014,879

IT Services 4.9%
Accenture PLC, Class A	474	77,542
Cognizant Technology Solutions Corp., Class A	3,998	315,802
CoreLogic, Inc. (a)	17,016	883,130
DXC Technology Co.	21,601	1,741,257
International Business Machines Corp.	52,841	7,381,888
Mastercard, Inc., Class A	30,556	6,004,865
MAXIMUS, Inc.	54,792	3,403,131
PayPal Holdings, Inc. (a)	37,273	3,103,723
Perspecta, Inc.	10,801	221,961
Sabre Corp.	140,332	3,457,780
Visa, Inc., Class A	59,634	7,898,523
Western Union Co.	184,489	3,750,661

		38,240,263

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Leisure Products 0.1%
Polaris Industries, Inc.	8,853	$1,081,660

Life Sciences Tools & Services 0.1%
Charles River Laboratories International, Inc. (a)	5,988	672,213

Machinery 0.7%
Crane Co.	12,427	995,776
Cummins, Inc.	29,778	3,960,474
PACCAR, Inc.	13,496	836,212

		5,792,462

Media 0.7%
Comcast Corp., Class A	49,872	1,636,300
Live Nation Entertainment, Inc. (a)	29,460	1,430,872
Omnicom Group, Inc.	7,744	590,635
Walt Disney Co.	18,414	1,929,972

		5,587,779

Metals & Mining 0.9%
Freeport-McMoRan, Inc.	159,132	2,746,618
Newmont Mining Corp.	76,422	2,881,874
United States Steel Corp.	50,137	1,742,261

		7,370,753

Multi-Utilities 0.3%
Ameren Corp.	8,754	532,681
CenterPoint Energy, Inc.	42,072	1,165,815
CMS Energy Corp.	12,410	586,745
WEC Energy Group, Inc.	1,990	128,653

		2,413,894

Multiline Retail 2.0%
Kohl’s Corp.	56,355	4,108,279
Macy’s, Inc.	114,425	4,282,928
Nordstrom, Inc.	72,342	3,745,869
Target Corp.	45,260	3,445,191

		15,582,267

Oil, Gas & Consumable Fuels 7.1%
Andeavor	14,282	1,873,513
♦Chevron Corp.	90,847	11,485,786
ConocoPhillips	89,584	6,236,838
♦Exxon Mobil Corp.	176,638	14,613,262
HollyFrontier Corp.	53,577	3,666,274
Marathon Petroleum Corp.	62,480	4,383,597
Murphy Oil Corp.	96,901	3,272,347
PBF Energy, Inc., Class A	81,662	3,424,087
Phillips 66	16,392	1,840,985
Valero Energy Corp.	44,613	4,944,459

		55,741,148

	Shares	Value
Personal Products 0.6%
Estee Lauder Cos., Inc., Class A	30,638	$4,371,736

Pharmaceuticals 4.5%
Allergan PLC	17,104	2,851,579
Bristol-Myers Squibb Co.	21,328	1,180,291
Eli Lilly & Co.	61,058	5,210,079
♦Johnson & Johnson	116,968	14,192,897
Merck & Co., Inc.	32,150	1,951,505
Mylan N.V. (a)	47,347	1,711,121
Pfizer, Inc.	222,957	8,088,880

		35,186,352

Professional Services 0.8%
Nielsen Holdings PLC	93,918	2,904,884
Robert Half International, Inc.	56,848	3,700,805

		6,605,689

Real Estate Management & Development 0.1%
Jones Lang LaSalle, Inc.	6,273	1,041,255

Road & Rail 0.2%
Genesee & Wyoming, Inc., Class A (a)	16,309	1,326,248
Union Pacific Corp.	1,469	208,128

		1,534,376

Semiconductors & Semiconductor Equipment 3.6%
Applied Materials, Inc.	22,951	1,060,107
Broadcom, Inc.	6,648	1,613,071
First Solar, Inc. (a)	39,923	2,102,345
Intel Corp.	221,092	10,990,483
Lam Research Corp.	1,844	318,736
Micron Technology, Inc. (a)	102,827	5,392,248
NVIDIA Corp.	20,127	4,768,086
Qorvo, Inc. (a)	23,331	1,870,446
Texas Instruments, Inc.	1,149	126,677

		28,242,199

Software 5.8%
Adobe Systems, Inc. (a)	9,103	2,219,402
Citrix Systems, Inc. (a)	37,007	3,879,814
Fortinet, Inc. (a)	25,039	1,563,185
♦Microsoft Corp.	283,961	28,001,394
Oracle Corp.	175,443	7,730,019
salesforce.com, Inc. (a)	11,626	1,585,786

		44,979,600

Specialty Retail 3.0%
AutoZone, Inc. (a)	958	642,751
Best Buy Co., Inc.	53,208	3,968,253
Foot Locker, Inc.	75,994	4,001,084
Gap, Inc.	59,462	1,925,974
Home Depot, Inc.	20,607	4,020,426
Lowe’s Cos., Inc.	24,976	2,386,956

12	MainStay VP MacKay Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Specialty Retail (continued)
Tractor Supply Co.	51,121	$3,910,245
Ultra Beauty, Inc. (a)	2,336	545,363
Williams-Sonoma, Inc.	27,640	1,696,543

		23,097,595

Technology Hardware, Storage & Peripherals 6.1%
♦Apple, Inc.	183,620	33,989,898
Hewlett Packard Enterprise Co.	26,200	382,782
HP, Inc.	152,547	3,461,292
NetApp, Inc.	26,972	2,118,111
Seagate Technology PLC	70,234	3,966,114
Western Digital Corp.	52,778	4,085,545

		48,003,742

Textiles, Apparel & Luxury Goods 1.4%
Carter’s, Inc.	15,407	1,669,965
Michael Kors Holdings, Ltd. (a)	57,576	3,834,562
Ralph Lauren Corp.	16,335	2,053,636
Tapestry, Inc.	68,968	3,221,495

		10,779,658

Tobacco 0.1%
Altria Group, Inc.	1,263	71,726
Philip Morris International, Inc.	8,479	684,594

		756,320

Trading Companies & Distributors 0.9%
United Rentals, Inc. (a)	22,376	3,303,145
W.W. Grainger, Inc.	13,066	4,029,555

		7,332,700

Total Common Stocks (Cost $639,166,293)		766,109,817

	Shares	Value
Exchange-Traded Funds 1.8%
♦SPDR S&P 500 ETF Trust	51,950	$14,092,996

Total Exchange-Traded Funds (Cost $13,789,917)		14,092,996

	Principal Amount
Short-Term Investment 0.1%
Repurchase Agreement 0.1%
Fixed Income Clearing Corp. 0.94%, dated 6/29/18 due 7/2/18 Proceeds at Maturity $615,012 (Collateralized by a Federal Home Loan Mortgage Corporation note with a rate of 1.25% and a maturity date of 10/2/19, with a Principal Amount of $635,000 and a Market Value of $627,414)	$614,964	614,964

Total Short-Term Investment (Cost $614,964)		614,964

Total Investments (Cost $653,571,174)	100.0%	780,817,777
Other Assets, Less Liabilities	(0.0)‡	(19,941)
Net Assets	100.0%	$780,797,836

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

SPDR—Standard & Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$766,109,817	$—	$—	$766,109,817
Exchange-Traded Funds	14,092,996	—	—	14,092,996
Short-Term Investment
Repurchase Agreement	—	614,964	—	614,964

Total Investments in Securities	$780,202,813	$614,964	$—	$780,817,777

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2018, the Portfolio did not have any transfers among levels. (See Note 2)

As of June 30, 2018, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of June 30, 2018 (Unaudited)

Assets
Investment in securities, at value (identified cost $653,571,174)	$780,817,777
Receivables:
Dividends and interest	582,012
Fund shares sold	86,680
Securities lending income	9,874
Other assets	4,006

Total assets	781,500,349

Liabilities
Payables:
Manager (See Note 3)	354,175
Fund shares redeemed	219,726
NYLIFE Distributors (See Note 3)	55,897
Shareholder communication	30,728
Professional fees	28,469
Custodian	6,808
Trustees	1,255
Accrued expenses	5,455

Total liabilities	702,513

Net assets	$780,797,836

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$25,677
Additional paid-in capital	499,921,962

499,947,639
Undistributed net investment income	17,656,015
Accumulated net realized gain (loss) on investments	135,947,579
Net unrealized appreciation (depreciation) on investments	127,246,603

Net assets	$780,797,836

Initial Class
Net assets applicable to outstanding shares	$513,927,048

Shares of beneficial interest outstanding	16,835,494

Net asset value per share outstanding	$30.53

Service Class
Net assets applicable to outstanding shares	$266,870,788

Shares of beneficial interest outstanding	8,841,913

Net asset value per share outstanding	$30.18

14	MainStay VP MacKay Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2018 (Unaudited)

Investment Income (Loss)
Income
Dividends	$7,987,642
Securities lending	21,400
Interest	1,280

Total income	8,010,322

Expenses
Manager (See Note 3)	2,188,602
Distribution/Service—Service Class (See Note 3)	332,887
Shareholder communication	47,524
Professional fees	44,530
Trustees	9,087
Custodian	3,810
Miscellaneous	16,468

Total expenses	2,642,908

Net investment income (loss)	5,367,414

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	63,737,578
Net change in unrealized appreciation (depreciation) on investments	(50,865,472)

Net realized and unrealized gain (loss) on investments	12,872,106

Net increase (decrease) in net assets resulting from operations	$18,239,520

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the six months ended June 30, 2018 (Unaudited) and the year ended December 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$5,367,414	$12,227,733
Net realized gain (loss) on investments	63,737,578	75,371,979
Net change in unrealized appreciation (depreciation) on investments	(50,865,472)	84,236,244

Net increase (decrease) in net assets resulting from operations	18,239,520	171,835,956

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(8,252,137)
Service Class	—	(2,850,899)

	—	(11,103,036)

From net realized gain on investments:
Initial Class	—	(24,991,358)
Service Class	—	(9,921,928)

	—	(34,913,286)

Total dividends and distributions to shareholders	—	(46,016,322)

Capital share transactions:
Net proceeds from sale of shares	37,165,717	80,620,307
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	46,016,322
Cost of shares redeemed	(182,253,426)	(117,112,201)

Increase (decrease) in net assets derived from capital share transactions	(145,087,709)	9,524,428

Net increase (decrease) in net assets	(126,848,189)	135,344,062

Net Assets
Beginning of period	907,646,025	772,301,963

End of period	$780,797,836	$907,646,025

Undistributed net investment income at end of period	$17,656,015	$12,288,601

16	MainStay VP MacKay Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,
Initial Class	2018*		2017	2016	2015	2014	2013
Net asset value at beginning of period	$29.75		$25.60	$25.43	$27.80	$24.58	$18.40

Net investment income (loss)	0.21	(a)	0.43 (a)	0.40 (a)	0.42 (a)	0.37 (a)	0.37
Net realized and unrealized gain (loss) on investments	0.57		5.30	1.82	(0.28)	3.19	6.16

Total from investment operations	0.78		5.73	2.22	0.14	3.56	6.53

Less dividends and distributions:
From net investment income	—		(0.39)	(0.40)	(0.38)	(0.34)	(0.35)
From net realized gain on investments	—		(1.19)	(1.65)	(2.13)	—	—

Total dividends and distributions	—		(1.58)	(2.05)	(2.51)	(0.34)	(0.35)

Net asset value at end of period	$30.53		$29.75	$25.60	$25.43	$27.80	$24.58

Total investment return (b)	2.62	%(c)	22.83%	9.12%	0.85%	14.53%	35.66%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.40	%††	1.53%	1.57%	1.55%	1.44%	1.48%
Net expenses	0.57	%††	0.57%	0.58%	0.57%	0.58%	0.58%
Portfolio turnover rate	51%		98%	125%	112%	111%	108%
Net assets at end of period (in 000’s)	$513,927		$639,120	$577,310	$580,635	$605,679	$570,986

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Six months ended June 30,		Year ended December 31,
Service Class	2018*		2017	2016	2015	2014	2013
Net asset value at beginning of period	$29.45		$25.37	$25.23	$27.61	$24.44	$18.31

Net investment income (loss)	0.17	(a)	0.35 (a)	0.33 (a)	0.35 (a)	0.31 (a)	0.26
Net realized and unrealized gain (loss) on investments	0.56		5.26	1.81	(0.27)	3.15	6.17

Total from investment operations	0.73		5.61	2.14	0.08	3.46	6.43

Less dividends and distributions:
From net investment income	—		(0.34)	(0.35)	(0.33)	(0.29)	(0.30)
From net realized gain on investments	—		(1.19)	(1.65)	(2.13)	—	—

Total dividends and distributions	—		(1.53)	(2.00)	(2.46)	(0.29)	(0.30)

Net asset value at end of period	$30.18		$29.45	$25.37	$25.23	$27.61	$24.44

Total investment return (b)	2.48	%(c)	22.52%	8.85%	0.60%	14.25%	35.32%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.17	%††	1.28%	1.32%	1.30%	1.19%	1.23%
Net expenses	0.82	%††	0.82%	0.83%	0.82%	0.83%	0.83%
Portfolio turnover rate	51%		98%	125%	112%	111%	108%
Net assets at end of period (in 000’s)	$266,871		$268,526	$194,992	$149,358	$141,170	$90,813

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and Notes relate to the MainStay VP MacKay Common Stock Portfolio (formerly known as MainStay VP Common Stock Portfolio) (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on January 23, 1984. Service Class shares commenced operations on June 5, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

18	MainStay VP MacKay Common Stock Portfolio

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2018, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended;

(ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of June 30, 2018, there were no securities held by the Portfolio that were fair valued in such a manner.

Equity securities, including shares of exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken

19

Notes to Financial Statements (Unaudited) (continued)

or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in ETFs or mutual funds, which are subject to management fees and other fees that may increase the costs of investing in ETFs or mutual funds costs versus the costs of owning the underlying securities directly. These indirect expenses of ETFs or mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, which are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(H)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activity is reflected in the Statement of Operations. As of the six-month period ended June 30, 2018, the Portfolio did not have any portfolio securities on loan.

(I)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in

20	MainStay VP MacKay Common Stock Portfolio

the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. The Portfolio’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life. MacKay Shields is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.55% up to $500 million; 0.525% from $500 million to $1 billion; and 0.50% in excess of $1 billion. During the six-month period ended June 30, 2018, the effective management fee rate was 0.54%.

During the six-month period ended June 30, 2018, New York Life Investments earned fees from the Portfolio in the amount of $2,188,602.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of June 30, 2018, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Deprecia- tion	Net Unrealized Appreciation/ (Deprecia- tion)
Investments in Securities	$654,953,630	$145,124,973	$(19,260,826)	$125,864,147

During the year ended December 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$12,337,430	$33,678,892

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

21

Notes to Financial Statements (Unaudited) (continued)

Effective August 1, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2018, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2018, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2018, purchases and sales of securities, other than short-term securities, were $418,320 and $558,158, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2018 and the year ended December 31, 2017, were as follows:

Initial Class	Shares	Amount
Six-month period ended June 30, 2018:
Shares sold	166,897	$5,110,689
Shares redeemed	(4,812,784)	(141,919,647)

Net increase (decrease)	(4,645,887)	$(136,808,958)

Year ended December 31, 2017:
Shares sold	310,430	$8,608,930
Shares issued to shareholders in reinvestment of dividends and distributions	1,189,286	33,243,495
Shares redeemed	(2,571,378)	(72,051,293)

Net increase (decrease)	(1,071,662)	$(30,198,868)

Service Class	Shares	Amount
Six-month period ended June 30, 2018:
Shares sold	1,074,277	$32,055,028
Shares redeemed	(1,349,289)	(40,333,779)

Net increase (decrease)	(275,012)	$(8,278,751)

Year ended December 31, 2017:
Shares sold	2,607,706	$72,011,377
Shares issued to shareholders in reinvestment of dividends and distributions	461,308	12,772,827
Shares redeemed	(1,637,151)	(45,060,908)

Net increase (decrease)	1,431,863	$39,723,296

Note 10–Litigation

The Portfolio has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Portfolio, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Portfolio is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Portfolio as a defendant.

The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On November 5, 2014, the Second Circuit Court of Appeals held an oral argument on appeal. On March 29, 2016, the United States Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code-the statutory safe harbor for settlement payments. On April 12, 2016 the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition.

22	MainStay VP MacKay Common Stock Portfolio

On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. Certain shareholder defendants filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The plaintiffs filed a reply in support of the petition on November 4, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed a response to plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.”

On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders, for intentional fraudulent conveyance under U.S. federal law.

On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The Court’s order is not immediately appealable, the plaintiff has asked the Court to direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants. Accordingly, the timing of the appeal is uncertain.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request.

On August 24, 2017, the Court denied the plaintiff request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed the request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management. The shareholder defendants opposed that request. The District Court has not yet ruled on that request.

The value of the proceeds received by the Portfolio in connection with the LBO and the Portfolio’s cost basis in shares of Tribune was as follows:

Portfolio	Proceeds	Cost Basis
MainStay VP MacKay Common Stock	$1,300,602	$1,174,184

At this stage of the proceedings, it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Portfolio’s net asset value.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2018, events and transactions subsequent to June 30, 2018, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

23

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

24	MainStay VP MacKay Common Stock Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2018 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2018 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781606	MSVPCS10-08/18 (NYLIAC) NI511

MainStay VP MacKay Convertible Portfolio

(Formerly known as MainStay VP Convertible Portfolio)

Message from the President and Semiannual Report

Unaudited  |  June 30, 2018

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

This page intentionally left blank

Message from the President

The six months ended June 30, 2018, saw mixed performance among stocks and bonds. U.S. stocks generally advanced during the reporting period, while international and emerging-market stocks declined.

According to FTSE-Russell data on U.S. stocks, the strongest performance came from the smallest companies during the reporting period, with growth stocks outperforming value stocks at all capitalization levels. While growth stocks provided positive total returns at all capitalization levels, value stocks of midcap and larger companies provided negative returns.

Among U.S. fixed-income securities, shorter-term instruments generally advanced during the first half of 2018, while longer-term bonds on balance declined. Although convertible bonds, bank loans and high-yield corporate bonds generated positive returns during the reporting period, most mortgage-backed securities declined. International and emerging-market bonds also provided negative total returns during the reporting period.

Several factors influenced the stock and bond markets during the first half of 2018. Major tax reforms were signed into law in December 2017 and boosted stock performance early in the reporting period. As the year progressed, however, trade tensions between the U.S. and several of its trading partners led to sustained market volatility, which adversely affected stock prices despite robust corporate earnings and profits. An historic meeting between leaders of the United States and North Korea lifted stock prices briefly in June 2018. While crude oil prices remained volatile, they generally rose during the reporting period, which helped many energy stocks.

The Federal Open Market Committee raised the federal funds target range twice during the reporting period, which led to rising U.S. Treasury yields across the maturity spectrum. The greatest increase occurred among 3-year U.S. Treasury notes, with yield increases tapering off for longer-term U.S. Treasury securities. When interest-rates rise, bond prices tend to decline (and vice versa), which may account for the negative performance of several fixed-income sectors during the reporting period.

Through the ups and downs of the stock and bond markets, MainStay VP portfolio managers seek to pursue the objectives of their individual Portfolios using the investment strategies and processes outlined in the prospectus. As a MainStay VP shareholder, your investments are guided by the market experience and professional insight of our portfolio managers as they seek to deliver long-term returns within prospectus guidelines and manage the specific risks of their respective Portfolios.

Whatever direction the markets may take, MainStay encourages shareholders to maintain a long-term investment perspective. The report that follows contains additional information on the market events, investment decisions and specific securities that shaped the performance of your MainStay VP Portfolio during the six months ended June 30, 2018. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2018

Class	Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	10/1/1996	5.21%	10.47%	9.92%	8.04%	0.62%
Service Class Shares	6/5/2003	5.08	10.20	9.65	7.77	0.87
Service 2 Class Shares	4/26/2016	5.03	10.09	12.37	N/A	0.97

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
ICE BofA Merrill Lynch U.S. Convertible Index[2]	6.26%	11.98%	9.99%	8.46%
Morningstar Convertibles Category Average[3]	4.32	9.75	7.80	6.76

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	The ICE BofA Merrill Lynch U.S. Convertible Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The ICE BofA Merrill Lynch U.S. Convertible Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in this Index, bonds and preferred stocks must be convertible only to common stock. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Morningstar Convertibles Category Average is representative of funds that are designed to offer some of the capital-appreciation potential of stock portfolios while also supplying some of the safety and yield of bond portfolios. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay Convertible Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2018, to June 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2018, to June 30, 2018. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/18	Ending Account Value (Based on Actual Returns and Expenses) 6/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,052.10	$3.10	$1,021.80	$3.06	0.61%

Service Class Shares	$1,000.00	$1,050.80	$4.37	$1,020.50	$4.31	0.86%

Service 2 Class Shares	$1,000.00	$1,050.30	$4.88	$1,020.00	$4.81	0.96%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP MacKay Convertible Portfolio

Portfolio Composition as of June 30, 2018 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of June 30, 2018 (excluding short-term investment) (Unaudited)

1.	Microchip Technology, Inc., 1.625%, due 2/15/25–2/15/27

2.	Danaher Corp., (zero coupon), due 1/22/21

3.	Bank of America Corp.

4.	NICE Systems, Inc., 1.25%, due 1/15/24

5.	Air Lease Corp., 3.875%, due 12/1/18
6.	DISH Network Corp., 3.375%, due 8/15/26

7.	Weatherford International, Ltd., 5.875%, due 7/1/21

8.	Booking Holdings, Inc., 0.90%, due 9/15/21

9.	Hess Corp., 8.00%
10.	Anthem, Inc., 2.75%, due 10/15/42

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio manager Edward Silverstein, CFA, of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP MacKay Convertible Portfolio perform relative to its benchmark and peers for the six months ended June 30, 2018?

For the six months ended June 30, 2018, MainStay VP MacKay Convertible Portfolio returned 5.21% for Initial Class shares, 5.08% for Service Class shares and 5.03% for Service 2 Class shares. Over the same period, all share classes underperformed the 6.26% return of the ICE BofA Merrill Lynch U.S. Convertible Index,1 which is the Portfolio’s benchmark, and outperformed the 4.32% return of the Morningstar Convertibles Category Average.2

Were there any changes to the Portfolio during the reporting period?

Effective May 1, 2018, MainStay VP Convertible Portfolio was renamed MainStay VP MacKay Convertible Portfolio. For more information on this change, please refer to the supplement dated December 15, 2017.

What factors affected the Portfolio’s relative performance during the reporting period.

The Portfolio’s underperformance relative to the ICE BofA Merrill Lynch U.S. Convertible Index resulted primarily from the Portfolio’s failure to own positions in several companies included in the Index, such as furniture manufacturer RH (formerly known as Restoration Hardware), biopharmaceutical company Sarepta Therapeutics and energy services holding company Sempra Energy, all of which rose sharply during the reporting period.

What was the Portfolio’s duration3 strategy during the reporting period?

Convertible bond prices tend to vary with changes in the price of the underlying equity security rather than with changes in interest rates. For this reason, duration does not guide our investment decisions regarding the Portfolio’s convertible security holdings. As of June 30, 2018, the Portfolio’s effective duration was 4.10 years.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s absolute performance and which market segments were particularly weak.

Among the strongest-contributing market segments to the Portfolio’s absolute performance during the reporting period were software, energy and semiconductors. (Contributions take weightings and total returns into account.) In software, the Portfolio’s positions in Red Hat, Salesforce.com, Coupa Software and Proofpoint were all strong performers during the reporting period. In energy, the Portfolio benefited from holding convertible preferred shares of oil & gas company Hess Corp. and convertible bonds of Oasis Petroleum, a domestic producer in the Williston Basin. In the software market segment, Micron Technology and Advanced Micro Devices were particularly strong contributors to absolute performance.

Over the same period, the Portfolio’s weakest industries in terms of absolute performance included pharmaceuticals, cable television and transportation. In pharmaceuticals, convertible bonds of biotechnology company Ionis Pharmaceuticals declined when a competitor emerged for the company’s main drug. In cable television, DISH Network, one of the Portfolio’s largest holdings, was particularly weak. In transportation, the Portfolio was hurt by its position in the common shares of Delta Airlines as rising oil prices led to concerns about the company’s profitability.

Which individual positions were the strongest contributors to the Portfolio’s absolute performance, and which positions detracted the most?

Convertible preferred shares of oil & gas company Hess proved to be one of the Portfolio’s better-performing holdings on an absolute basis during the reporting period. Hess rebounded in sympathy with the rising price of crude oil. Crude oil is the company’s primary source of revenue. The discovery of a large offshore oil field near Guyana also helped the performance of Hess’s common stock.

Convertible bonds of semiconductor company Micron Technology were the Portfolio’s second-best performer in terms of dollars gained during the reporting period. The company continued to exceed sales and earnings estimates as demand for its chips remained strong.

Convertible bonds of crafts e-commerce company Etsy rose sharply during the reporting period after the company announced that it planned to increase the commission that it charges sellers on the company’s website from 3.5% to 5% of sales. Nearly all of the revenue increase should drop to the company’s bottom line.

Convertible bonds of Air Lease fell during the reporting period on little company-specific news. The company leases aircraft to the airline industry, and in our opinion, investor concerns about rising fuel prices hurting the airline industry could lead to fewer orders for Air Lease.

Convertible bonds of DISH Network performed poorly during the reporting period. Investors appeared to be disappointed by erosion in DISH Network’s core satellite television business as

1.	See footnote on page 5 for more information on the ICE BofA Merrill Lynch U.S. Convertible Index.
2.	See footnote on page 5 for more information on the Morningstar Convertibles Category Average.
3.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

8	MainStay VP MacKay Convertible Portfolio

customers continued to switch to cheaper streaming competitors such as Hulu and Roku. Investors also appeared to be disappointed that DISH had not yet monetized its large holding of wireless spectrum assets.

Convertible bonds of oil services & equipment provider Weatherford International declined during the reporting period. In our opinion, investors were concerned about the high level of debt on the company’s balance sheet and the company’s delay in selling assets to reduce that debt.

Did the Portfolio make any substantial purchases or sales during the reporting period?

During the reporting period, the Portfolio purchased a large position in convertible bonds of oil services & equipment company Oil States International following the bonds’ initial public offering. The company has a strong balance sheet and generates free cash flow, and we believe that the company could see increased orders for its products as crude oil reaches multiyear highs.

The Portfolio also purchased a large position in new-issue convertible bonds of mobile-home products manufacturer Patrick Industries during the reporting period. The company has generated free cash flow and has successfully acquired and integrated complementary businesses. We believe that the company could see increased sales because of a generally favorable environment for recreational-vehicle sales.

Several of the Portfolio’s largest positions left the Portfolio during the reporting period, as bonds and convertible preferred shares issued by Allergan, Lam Research, Hologic, Salesforce.com, T- Mobile, and Wabash National either matured or were called by the issuer. During the reporting period, we sold the Portfolio’s position in convertible bonds of Internet and e-commerce company MercadoLibre because of concerns about the valuation of the company’s common stock.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio decreased its weightings in the consumer discretionary, financial, information technology, materials, real estate and telecommunication services sectors. Over the same period, the Portfolio increased its weightings in the consumer staples, energy, health care, industrials and utilities sectors.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2018, the Portfolio held overweight positions relative to the ICE BofA Merrill Lynch U.S. Convertible Index in the consumer staples, energy, industrials and information technology sectors. As of the same date, the Portfolio held underweight positions relative to the Index in the consumer discretionary, financials, telecommunication services, utilities and real estate sectors. As of June 30, 2018, the Portfolio held market-weight positions in the health care and materials sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments June 30, 2018 (Unaudited)

	Principal Amount	Value
Convertible Securities 91.8%† Convertible Bonds 82.6%
Aerospace & Defense 0.6%
Aerojet Rocketdyne Holdings, Inc. 2.25%, due 12/15/23	$3,932,000	$5,092,652

Biotechnology 6.7%
BioMarin Pharmaceutical, Inc. 0.599%, due 8/1/24	15,124,000	15,316,075
Exact Sciences Corp. 1.00%, due 1/15/25	2,868,000	3,023,540
Illumina, Inc.
(zero coupon), due 6/15/19	2,699,000	3,191,470
0.50%, due 6/15/21 (a)	7,153,000	9,453,483
Intercept Pharmaceuticals, Inc. 3.25%, due 7/1/23	5,052,000	4,448,529
Ionis Pharmaceuticals, Inc. 1.00%, due 11/15/21	8,329,000	8,203,690
Ligand Pharmaceuticals, Inc. 0.75%, due 5/15/23 (b)	4,508,000	4,673,899
Medicines Co. 2.75%, due 7/15/23	5,185,000	5,239,339
Radius Health, Inc. 3.00%, due 9/1/24	444,000	414,098

		53,964,123

Building Materials 1.1%
Patrick Industries, Inc. 1.00%, due 2/1/23 (b)	9,317,000	8,739,346

Commercial Services 1.9%
Macquarie Infrastructure Corp. 2.875%, due 7/15/19	15,467,000	15,390,346

Computers 3.3%
Lumentum Holdings, Inc. 0.25%, due 3/15/24	11,484,000	13,647,815
Nutanix, Inc. (zero coupon), due 1/15/23 (b)	1,844,000	2,283,680
Pure Storage, Inc. 0.125%, due 4/15/23 (b)	5,657,000	6,335,099
Western Digital Corp. 1.50%, due 2/1/24 (b)	4,634,000	4,696,656

		26,963,250

Diversified Financial Services 3.8%
♦Air Lease Corp. 3.875%, due 12/1/18	12,427,000	17,960,482
Blackhawk Network Holdings, Inc. 1.50%, due 1/15/22	7,772,000	8,688,125

	Principal Amount	Value
Diversified Financial Services (continued)
LendingTree, Inc. 0.625%, due 6/1/22	$2,940,000	$3,556,841

		30,205,448

Electric 0.4%
NRG Energy, Inc. 2.75%, due 6/1/48 (b)	3,445,000	3,336,138

Entertainment 0.2%
Live Nation Entertainment, Inc. 2.50%, due 3/15/23 (b)	1,447,000	1,501,860

Health Care—Products 3.5%
♦Danaher Corp. (zero coupon), due 1/22/21	6,483,000	24,508,767
NuVasive, Inc. 2.25%, due 3/15/21	3,296,000	3,579,753

		28,088,520

Health Care—Services 2.8%
♦Anthem, Inc. 2.75%, due 10/15/42	4,852,000	15,878,384
Molina Healthcare, Inc. 1.125%, due 1/15/20	2,690,000	6,527,067

		22,405,451

Internet 12.7%
♦Booking Holdings, Inc. 0.90%, due 9/15/21 (a)	13,680,000	16,377,764
Etsy, Inc. (zero coupon), due 3/1/23 (b)	10,530,000	13,779,758
FireEye, Inc. 0.875%, due 6/1/24 (b)	3,663,000	3,469,711
IAC FinanceCo, Inc. 0.875%, due 10/1/22 (b)	9,480,000	11,056,524
Liberty Expedia Holdings, Inc. 1.00%, due 6/30/47 (a)(b)	7,641,000	7,564,873
Okta, Inc. 0.25%, due 2/15/23 (b)	4,261,000	5,280,845
Palo Alto Networks, Inc. (zero coupon), due 7/1/19	2,277,000	4,239,132
Proofpoint, Inc. 0.75%, due 6/15/20	3,968,000	5,839,741
Quotient Technology, Inc. 1.75%, due 12/1/22 (b)	5,756,000	5,966,313
RingCentral, Inc. (zero coupon), due 3/15/23 (b)	7,337,000	7,806,986
Twitter, Inc. 0.25%, due 9/15/19	9,402,000	9,140,389

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of June 30, 2018, excluding short-term investment. May be subject to change daily.

10	MainStay VP MacKay Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Convertible Bonds (continued)
Internet (continued)
Wix.com, Ltd. (zero coupon), due 7/1/23 (b)	$4,872,000	$4,829,823
Zendesk, Inc. 0.25%, due 3/15/23 (b)	1,447,000	1,570,253
Zillow Group, Inc. 1.50%, due 7/1/23	5,760,000	5,822,381

		102,744,493

Iron & Steel 0.3%
Cleveland-Cliffs, Inc. 1.50%, due 1/15/25	2,050,000	2,522,935

Lodging 0.6%
Caesars Entertainment Corp. 5.00%, due 10/1/24	2,616,000	4,480,648

Machinery—Diversified 1.3%
Chart Industries, Inc. 1.00%, due 11/15/24 (b)	8,748,000	10,673,522

Media 3.9%
♦DISH Network Corp. 3.375%, due 8/15/26	17,289,000	16,789,279
Liberty Media Corp-Liberty Formula One 1.00%, due 1/30/23	6,664,000	7,810,494
Liberty Media Corp. 1.375%, due 10/15/23	5,512,000	6,870,543

		31,470,316

Oil & Gas 2.9%
Ensco Jersey Finance, Ltd. 3.00%, due 1/31/24 (a)	11,037,000	10,276,970
Oasis Petroleum, Inc. 2.625%, due 9/15/23	10,266,000	13,345,646

		23,622,616

Oil & Gas Services 5.8%
Helix Energy Solutions Group, Inc. 4.25%, due 5/1/22	9,729,000	10,180,260
Newpark Resources, Inc. 4.00%, due 12/1/21 (b)	4,174,000	5,777,238
Oil States International, Inc. 1.50%, due 2/15/23 (b)	13,438,000	14,047,091
♦Weatherford International, Ltd. 5.875%, due 7/1/21	16,859,000	16,633,595

		46,638,184

Pharmaceuticals 3.1%
Herbalife Nutrition, Ltd. 2.625%, due 3/15/24 (b)	6,582,000	6,990,472
Neurocrine Biosciences, Inc. 2.25%, due 5/15/24	5,395,000	7,799,730

	Principal Amount	Value
Pharmaceuticals (continued)
Pacira Pharmaceuticals, Inc. 2.375%, due 4/1/22	$5,779,000	$5,385,259
Supernus Pharmaceuticals, Inc. 0.625%, due 4/1/23 (b)	4,136,000	5,061,132

		25,236,593

Semiconductors 12.0%
Cypress Semiconductor Co. 2.00%, due 2/1/23 (b)	3,980,000	4,144,915
Inphi Corp. 1.125%, due 12/1/20	9,461,000	10,165,845
Intel Corp. 3.25%, due 8/1/39	3,685,000	8,831,464
♦Microchip Technology, Inc.
1.625%, due 2/15/25	12,203,000	21,322,558
1.625%, due 2/15/27	5,198,000	6,066,752
Micron Technology, Inc. 3.00%, due 11/15/43	8,207,000	14,800,192
Novellus Systems, Inc. 2.625%, due 5/15/41	724,000	3,759,674
ON Semiconductor Corp. 1.00%, due 12/1/20	8,174,000	10,773,994
Rambus, Inc. 1.375%, due 2/1/23 (b)	6,552,000	6,226,418
Silicon Laboratories, Inc. 1.375%, due 3/1/22	9,006,000	11,026,280

		97,118,092

Software 10.8%
Atlassian, Inc. 0.625%, due 5/1/23 (b)	5,325,000	5,522,414
Citrix Systems, Inc. 0.50%, due 4/15/19	7,136,000	10,379,276
Coupa Software, Inc. 0.375%, due 1/15/23 (b)	2,480,000	3,716,357
♦NICE Systems, Inc. 1.25%, due 1/15/24	13,581,000	18,063,070
Nuance Communications, Inc. 1.25%, due 4/1/25	8,331,000	7,873,711
Red Hat, Inc. 0.25%, due 10/1/19	5,392,000	9,851,184
ServiceNow, Inc. (zero coupon), due 6/1/22	6,076,000	8,245,952
Verint Systems, Inc. 1.50%, due 6/1/21	12,098,000	11,933,988
Workday, Inc. 0.25%, due 10/1/22 (b)	11,205,000	11,790,797

		87,376,749

Telecommunications 2.2%
Finisar Corp. 0.50%, due 12/15/36	6,207,000	5,649,301
Twilio, Inc. 0.25%, due 6/1/23 (b)	2,263,000	2,355,821

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Convertible Bonds (continued)
Telecommunications (continued)
Viavi Solutions Inc. 1.00%, due 3/1/24	$9,569,000	$9,681,417

		17,686,539

Transportation 2.7%
Atlas Air Worldwide Holdings, Inc. 2.25%, due 6/1/22 (a)	11,348,000	13,988,067
Echo Global Logistics, Inc. 2.50%, due 5/1/20	7,629,000	7,926,416

		21,914,483

Total Convertible Bonds (Cost $603,676,356)		667,172,304

	Shares
Convertible Preferred Stocks 9.2%
Banks 2.6%
♦Bank of America Corp. Series L 7.25%	8,636	10,799,318
Wells Fargo & Co. Series L 7.50%	8,264	10,408,177

		21,207,495

Chemicals 0.5%
A. Schulman, Inc. 6.00%	4,110	4,336,050

Equity Real Estate Investment Trusts 1.0%
Crown Castle International Corp. 6.875%	5,982	6,311,339
Welltower, Inc. Series I 6.50%	26,800	1,593,260

		7,904,599

Food Products 1.1%
Post Holdings, Inc. 2.50%	54,730	8,873,183

Health Care Equipment & Supplies 1.1%
Becton Dickinson & Co. 6.125%	146,239	9,044,882

Machinery 0.9%
Rexnord Corp. 5.75%	75,817	4,737,046
Stanley Black & Decker, Inc. (a) 5.375%	20,480	2,145,895

		6,882,941

	Shares	Value
Oil, Gas & Consumable Fuels 2.0%
♦Hess Corp. 8.00%	211,085	$15,907,366

Total Convertible Preferred Stocks (Cost $66,306,968)		74,156,516

Total Convertible Securities (Cost $669,983,324)		741,328,820

Common Stocks 4.4%
Air Freight & Logistics 1.1%
XPO Logistics, Inc. (c)	87,557	8,771,460

Airlines 0.9%
Delta Air Lines, Inc.	151,688	7,514,623

Banks 0.9%
♦Bank of America Corp.	267,678	7,545,843

Energy Equipment & Services 0.4%
Halliburton Co.	73,392	3,307,044

Health Care Equipment & Supplies 1.1%
Teleflex, Inc.	32,451	8,703,683

Total Common Stocks (Cost $20,458,279)		35,842,653

	Principal Amount
Short-Term Investment 4.2%
Repurchase Agreement 4.2%
Fixed Income Clearing Corp. 0.94%, dated 6/29/18 due 7/2/18 Proceeds at Maturity $33,600,154 (Collateralized by a United States Treasury Note with a rate of 1.125% and a maturity date of 5/31/2019, with a Principal Amount of $ 34,625,000 and a Market Value of $ 34,273,383)	$33,597,522	33,597,522

Total Short-Term Investment (Cost $33,597,522)		33,597,522

Total Investments (Cost $724,039,125)	100.4%	810,768,995
Other Assets, Less Liabilities	(0.4)	(3,249,833)
Net Assets	100.0%	$807,519,162

12	MainStay VP MacKay Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(a)

All or a portion of this security was held on loan. As of June 30, 2018, the market value of securities loaned was $38,794,871 and the Portfolio received non-cash collateral in the amount of $39,656,674 (See Note 2(I)).

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Non-income producing security.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Convertible Securities
Convertible Bonds	$—	$667,172,304	$—	$667,172,304
Convertible Preferred Stocks (b)	60,947,283	13,209,233	—	74,156,516

Total Convertible Securities	60,947,283	680,381,537	—	741,328,820

Common Stocks	35,842,653	—	—	35,842,653
Short-Term Investment
Repurchase Agreement	—	33,597,522	—	33,597,522

Total Investments in Securities	$96,789,936	$713,979,059	$—	$810,768,995

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 2 securities valued at $4,336,050 and $8,873,183 are held in Chemicals and Food Products, respectively, within the Convertible Preferred Stocks section of the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2018, the Portfolio did not have any transfers among levels. (See Note 2)

As of June 30, 2018, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of June 30, 2018 (Unaudited)

Assets
Investment in securities, at value (identified cost $724,039,125) including securities on loan of $38,794,871	$810,768,995
Receivables:
Dividends and interest	2,845,781
Fund shares sold	459,500
Securities lending income	45,961
Other assets	3,506

Total assets	814,123,743

Liabilities
Payables:
Investment securities purchased	5,822,381
Manager (See Note 3)	391,312
Fund shares redeemed	188,737
NYLIFE Distributors (See Note 3)	126,743
Professional fees	41,683
Shareholder communication	25,164
Custodian	3,088
Trustees	1,183
Accrued expenses	4,290

Total liabilities	6,604,581

Net assets	$807,519,162

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$58,736
Additional paid-in capital	644,282,550

644,341,286
Distributions in excess of net investment income	(8,752,383)
Accumulated net realized gain (loss) on investments	85,200,389
Net unrealized appreciation (depreciation) on investments	86,729,870

Net assets	$807,519,162

Initial Class
Net assets applicable to outstanding shares	$197,700,076

Shares of beneficial interest outstanding	14,289,716

Net asset value per share outstanding	$13.84

Service Class
Net assets applicable to outstanding shares	$606,843,100

Shares of beneficial interest outstanding	44,229,041

Net asset value per share outstanding	$13.72

Service 2 Class
Net assets applicable to outstanding shares	$2,975,986

Shares of beneficial interest outstanding	216,957

Net asset value and offering price per share outstanding	$13.72

14	MainStay VP MacKay Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2018 (Unaudited)

Investment Income (Loss)
Income
Interest	$4,777,595
Dividends	2,491,297
Securities lending	253,745
Other	83

Total income	7,522,720

Expenses
Manager (See Note 3)	2,350,487
Distribution/Service—Service Class (See Note 3)	731,284
Distribution/Service—Service 2 Class (See Note 3)	4,576
Professional fees	56,031
Shareholder communication	41,319
Trustees	8,660
Custodian	1,952
Miscellaneous	15,576

Total expenses	3,209,885

Net investment income (loss)	4,312,835

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	54,671,581
Net change in unrealized appreciation (depreciation) on investments	(18,301,224)

Net realized and unrealized gain (loss) on investments	36,370,357

Net increase (decrease) in net assets resulting from operations	$40,683,192

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the six months ended June 30, 2018 (Unaudited) and the year ended December 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,312,835	$9,171,708
Net realized gain (loss) on investments	54,671,581	33,485,274
Net change in unrealized appreciation (depreciation) on investments	(18,301,224)	39,076,081

Net increase (decrease) in net assets resulting from operations	40,683,192	81,733,063

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(2,269,900)	(3,983,633)
Service Class	(5,415,666)	(7,948,859)
Service 2 Class	(23,363)	(19,500)

	(7,708,929)	(11,951,992)

From net realized gain on investments:
Initial Class	—	(3,806,495)
Service Class	—	(9,303,102)
Service 2 Class	—	(28,355)

	—	(13,137,952)

Total dividends and distributions to shareholders	(7,708,929)	(25,089,944)

Capital share transactions:
Net proceeds from sale of shares	56,592,766	170,841,065
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	7,708,929	25,089,944
Cost of shares redeemed	(85,194,777)	(97,320,357)

Increase (decrease) in net assets derived from capital share transactions	(20,893,082)	98,610,652

Net increase (decrease) in net assets	12,081,181	155,253,771

Net Assets
Beginning of period	795,437,981	640,184,210

End of period	$807,519,162	$795,437,981

Distributions in excess of net investment income at end of period	$(8,752,383)	$(5,356,289)

16	MainStay VP MacKay Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,	Year ended December 31,
Initial Class	2018*	2017	2016	2015	2014	2013
Net asset value at beginning of period	$13.29	$12.28	$11.86	$13.41	$13.38	$11.70

Net investment income (loss) (a)	0.09	0.18	0.19	0.14	0.16	0.17
Net realized and unrealized gain (loss) on investments	0.60	1.28	1.18	(0.32)	0.88	2.73

Total from investment operations	0.69	1.46	1.37	(0.18)	1.04	2.90

Less dividends and distributions:
From net investment income	(0.14)	(0.23)	(0.47)	(0.36)	(0.45)	(0.32)
From net realized gain on investments	—	(0.22)	(0.48)	(1.01)	(0.56)	(0.90)

Total dividends and distributions	(0.14)	(0.45)	(0.95)	(1.37)	(1.01)	(1.22)

Net asset value at end of period	$13.84	$13.29	$12.28	$11.86	$13.41	$13.38

Total investment return (b)	5.21%	11.99%	12.07%	(1.33%)	7.98%	25.35%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.25%††	1.40%	1.59%	1.08%	1.21%	1.29%
Net expenses	0.61%††	0.62%	0.64%	0.62%	0.63%	0.64%
Portfolio turnover rate	34%	34%	39%	58%	55%	77%
Net assets at end of period (in 000’s)	$197,700	$227,285	$162,462	$142,942	$158,220	$160,947

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

	Six months ended June 30,	Year ended December 31,
Service Class	2018*	2017	2016	2015	2014	2013
Net asset value at beginning of period	$13.18	$12.18	$11.77	$13.32	$13.27	$11.61

Net investment income (loss) (a)	0.07	0.15	0.16	0.11	0.13	0.13
Net realized and unrealized gain (loss) on investments	0.60	1.26	1.17	(0.32)	0.86	2.73

Total from investment operations	0.67	1.41	1.33	(0.21)	0.99	2.86

Less dividends and distributions:
From net investment income	(0.13)	(0.19)	(0.44)	(0.33)	(0.38)	(0.30)
From net realized gain on investments	—	(0.22)	(0.48)	(1.01)	(0.56)	(0.90)

Total dividends and distributions	(0.13)	(0.41)	(0.92)	(1.34)	(0.94)	(1.20)

Net asset value at end of period	$13.72	$13.18	$12.18	$11.77	$13.32	$13.27

Total investment return (b)	5.08%	11.72%	11.79%	(1.57%)	7.71%	25.04%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.00%††	1.15%	1.35%	0.84%	0.97%	1.01%
Net expenses	0.86%††	0.87%	0.89%	0.87%	0.88%	0.89%
Portfolio turnover rate	34%	34%	39%	58%	55%	77%
Net assets at end of period (in 000’s)	$606,843	$565,974	$476,926	$460,883	$460,406	$418,817

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

Service 2 Class	Six months ended June 30, 2018*	Year ended December 31, 2017	April 26, 2016** through December 31, 2016
Net asset value at beginning of period	$13.18	$12.18	$11.63

Net investment income (loss) (a)	0.06	0.14	0.11
Net realized and unrealized gain (loss) on investments	0.60	1.26	1.04

`Total from investment operations	0.66	1.40	1.15

Less dividends and distributions:
From net investment income	(0.12)	(0.18)	(0.12)
From net realized gain on investments	—	(0.22)	(0.48)

Total dividends and distributions	(0.12)	(0.40)	(0.60)

Net asset value at end of period	$13.72	$13.18	$12.18

Total investment return (b)	5.03%	11.60%	10.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.88%††	1.05%	1.33%††
Net expenses	0.96%††	0.97%	1.00%††
Portfolio turnover rate	34%	34%	39%
Net assets at end of period (in 000’s)	$2,976	$2,179	$797

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

18	MainStay VP MacKay Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and Notes relate to the MainStay VP MacKay Convertible Portfolio (formerly known as MainStay VP Convertible Portfolio) (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Service 2 Class shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by participating insurance companies. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers three classes of shares. Initial Class shares commenced operations on October 1, 1996. Service Class shares commenced operations on June 5, 2003. Service 2 Class shares commenced operations on April 26, 2016. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class and Service 2 Class shares pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class and Service 2 Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class and Service 2 Class shares.

The Portfolio’s investment objective is to seek capital appreciation together with current income.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the

19

Notes to Financial Statements (Unaudited) (continued)

assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2018, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of June 30, 2018, there were no securities held by the Portfolio that were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted

20	MainStay VP MacKay Convertible Portfolio

prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans and shareholder service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares and Service 2 Class shares, as applicable) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, which are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(H)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are

21

Notes to Financial Statements (Unaudited) (continued)

instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Portfolio could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Portfolio is exposed to risk until the sale or exercise of each right or warrant is completed. As of June 30, 2018, the Portfolio did not hold any rights or warrants.

(I)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. As of the six-month period ended June 30, 2018, the Portfolio had securities on loan with a value of $38,794,871 and had received non-cash collateral of $39,656,674. Income earned from securities lending activity is reflected in the Statement of Operations.

(J)  Convertible Securities Risk.  Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments.

(K)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC (“MacKay Shields” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; and 0.50% in excess of $1 billion. During the six-month period ended June 30, 2018, the effective management fee rate was 0.58%.

During the six-month period ended June 30, 2018, New York Life Investments earned fees from the Portfolio in the amount of $2,350,487.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution, Service and Shareholder Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect,

22	MainStay VP MacKay Convertible Portfolio

wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class and Service 2 Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class and Service 2 Class shares of the Portfolio.

The Board has adopted a shareholder services plan (the “Service Plan”) with respect to the Service 2 Class shares of the Portfolio. Under the terms of the Services Plan, the Portfolio is authorized to pay to New York Life Investments, its affiliates or independent third-party service providers, as compensation for services rendered to shareholders of the Service 2 Class shares, in connection with the administration of plans or programs that use Portfolio shares as their funding medium a shareholder servicing fee at the rate of 0.10% on an annualized basis of the average daily net assets of the Service 2 Class shares.

(C)  Transfer and Dividend Disbursing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, serves as the transfer agent and dividend disbursing agent for the Service 2 Class shares of the Portfolio. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), formerly known as Boston Financial Data Services, Inc., pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended June 30, 2018, all associated fees were paid by the Manager.

Note 4–Federal Income Tax

As of June 30, 2018, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$732,992,573	$102,216,152	$(24,439,730)	$77,776,422

During the year ended December 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$11,951,992	$13,137,952

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2018, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2018, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2018, purchases and sales of securities, other than short-term securities, were $257,267 and $279,369, respectively.

23

Notes to Financial Statements (Unaudited) (continued)

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2018 and the year ended December 31, 2017, were as follows:

Initial Class	Shares	Amount
Six-month period ended June 30, 2018:
Shares sold	236,527	$3,267,727
Shares issued to shareholders in reinvestment of dividends and distributions	166,794	2,269,900
Shares redeemed	(3,219,232)	(44,849,429)

Net increase (decrease)	(2,815,911)	$(39,311,802)

Year ended December 31, 2017:
Shares sold	5,649,696	$71,496,485
Shares issued to shareholders in reinvestment of dividends and distributions	597,157	7,790,128
Shares redeemed	(2,373,096)	(30,854,137)

Net increase (decrease)	3,873,757	$48,432,476

Service Class	Shares	Amount
Six-month period ended June 30, 2018:
Shares sold	3,831,607	$52,518,992
Shares issued to shareholders in reinvestment of dividends and distributions	401,178	5,415,666
Shares redeemed	(2,951,627)	(40,217,470)

Net increase (decrease)	1,281,158	$17,717,188

Year ended December 31, 2017:
Shares sold	7,622,230	$97,883,150
Shares issued to shareholders in reinvestment of dividends and distributions	1,332,435	17,251,961
Shares redeemed	(5,158,670)	(66,245,129)

Net increase (decrease)	3,795,995	$48,889,982

Service 2 Class	Shares	Amount
Six-month period ended June 30, 2018:
Shares sold	59,184	$806,047
Shares issued to shareholders in reinvestment of dividends and distributions	1,731	23,363
Shares redeemed	(9,348)	(127,878)

Net increase (decrease)	51,567	$701,532

Year ended December 31, 2017:
Shares sold	113,295	$1,461,430
Shares issued to shareholders in reinvestment of dividends and distributions	3,690	47,855
Shares redeemed	(17,024)	(221,091)

Net increase (decrease)	99,961	$1,288,194

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2018, events and transactions subsequent to June 30, 2018, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

24	MainStay VP MacKay Convertible Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

25

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2018 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

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New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2018 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781608	MSVPC10-08/18 (NYLIAC) NI512

MainStay VP MacKay Growth Portfolio

(Formerly known as MainStay VP Cornerstone Growth Portfolio)

Message from the President and Semiannual Report

Unaudited  |  June 30, 2018

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Message from the President

The six months ended June 30, 2018, saw mixed performance among stocks and bonds. U.S. stocks generally advanced during the reporting period, while international and emerging-market stocks declined.

According to FTSE-Russell data on U.S. stocks, the strongest performance came from the smallest companies during the reporting period, with growth stocks outperforming value stocks at all capitalization levels. While growth stocks provided positive total returns at all capitalization levels, value stocks of midcap and larger companies provided negative returns.

Among U.S. fixed-income securities, shorter-term instruments generally advanced during the first half of 2018, while longer-term bonds on balance declined. Although convertible bonds, bank loans and high-yield corporate bonds generated positive returns during the reporting period, most mortgage-backed securities declined. International and emerging-market bonds also provided negative total returns during the reporting period.

Several factors influenced the stock and bond markets during the first half of 2018. Major tax reforms were signed into law in December 2017 and boosted stock performance early in the reporting period. As the year progressed, however, trade tensions between the U.S. and several of its trading partners led to sustained market volatility, which adversely affected stock prices despite robust corporate earnings and profits. An historic meeting between leaders of the United States and North Korea lifted stock prices briefly in June 2018. While crude oil prices remained volatile, they generally rose during the reporting period, which helped many energy stocks.

The Federal Open Market Committee raised the federal funds target range twice during the reporting period, which led to rising U.S. Treasury yields across the maturity spectrum. The greatest increase occurred among 3-year U.S. Treasury notes, with yield increases tapering off for longer-term U.S. Treasury securities. When interest-rates rise, bond prices tend to decline (and vice versa), which may account for the negative performance of several fixed-income sectors during the reporting period.

Through the ups and downs of the stock and bond markets, MainStay VP portfolio managers seek to pursue the objectives of their individual Portfolios using the investment strategies and processes outlined in the prospectus. As a MainStay VP shareholder, your investments are guided by the market experience and professional insight of our portfolio managers as they seek to deliver long-term returns within prospectus guidelines and manage the specific risks of their respective Portfolios.

Whatever direction the markets may take, MainStay encourages shareholders to maintain a long-term investment perspective. The report that follows contains additional information on the market events, investment decisions and specific securities that shaped the performance of your MainStay VP Portfolio during the six months ended June 30, 2018. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2018

Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	1/29/1993	7.43%	24.60%	13.21%	8.47%	0.75%
Service Class Shares	6/5/2003	7.29	24.28	12.93	8.20	1.00

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell 1000® Growth Index[2]	7.25%	22.51%	16.36%	11.83%
S&P 500® Index[3]	2.65	14.37	13.42	10.17
Morningstar Large Growth Category Average[4]	7.51	20.58	14.37	10.23

1.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

2.

The Russell 1000® Growth Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

3.	The S&P 500® Index is the Portfolio’s secondary benchmark. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is
widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.

The Morningstar Large Growth Category Average is representative of funds that invest primarily in big U.S. companies that are projected to grow faster than other large-cap stocks. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. Growth is defined based on fast growth and high valuations. Most of these portfolios focus on companies in rapidly expanding industries. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay Growth Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2018, to June 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2018, to June 30, 2018. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/18	Ending Account Value (Based on Actual Returns and Expenses) 6/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,074.30	$3.70	$1,021.20	$3.61	0.73%

Service Class Shares	$1,000.00	$1,072.90	$4.99	$1,020.00	$4.86	0.98%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the exchange-traded funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP MacKay Growth Portfolio

Industry Composition as of June 30, 2018 (Unaudited)

Software	11.1%
Internet Software & Services	10.7
Internet & Direct Marketing Retail	8.1
Technology Hardware, Storage & Peripherals	7.8
IT Services	7.7
Health Care Providers & Services	6.0
Specialty Retail	5.3
Semiconductors & Semiconductor Equipment	4.9
Aerospace & Defense	4.1
Hotels, Restaurants & Leisure	3.1
Biotechnology	3.0
Oil, Gas & Consumable Fuels	2.6
Capital Markets	2.4
Textiles, Apparel & Luxury Goods	2.1
Food & Staples Retailing	1.8
Trading Companies & Distributors	1.6
Exchange-Traded Funds	1.5
Personal Products	1.5
Health Care Equipment & Supplies	1.4
Beverages	1.3
Chemicals	1.3
Multiline Retail	1.2
Insurance	1.0
Air Freight & Logistics	0.9

Pharmaceuticals	0.9%
Media	0.8
Metals & Mining	0.8
Machinery	0.6
Professional Services	0.6
Diversified Consumer Services	0.5
Electronic Equipment, Instruments & Components	0.4
Leisure Products	0.4
Road & Rail	0.4
Commercial Services & Supplies	0.3
Independent Power & Renewable Electricity Producers	0.3
Industrial Conglomerates	0.3
Tobacco	0.3
Auto Components	0.2
Communications Equipment	0.2
Equity Real Estate Investment Trusts	0.2
Health Care Technology	0.2
Consumer Finance	0.1
Diversified Telecommunication Services	0.1
Life Sciences Tools & Services	0.1
Electrical Equipment	0.0 ‡
Other Assets, Less Liabilities	–0.1

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of June 30, 2018 (Unaudited)

1.	Apple, Inc.

2.	Microsoft Corp.

3.	Amazon.com, Inc.

4.	Alphabet, Inc.

5.	Facebook, Inc., Class A
6.	UnitedHealth Group, Inc.

7.	Boeing Co.

8.	Visa, Inc., Class A

9.	Mastercard, Inc., Class A

10.	iShares Russell 1000 Growth ETF

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of Andrew Ver Planck, CFA, and Migene Kim, CFA, of MacKay Shields LLC, the Portfolio’s subadvisor.

How did MainStay VP MacKay Growth Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2018?

For the six months ended June 30, 2018, MainStay VP MacKay Growth Portfolio returned 7.43% for Initial Class shares and 7.29% for Service Class shares. Over the same period, both share classes outperformed the 7.25% return of the Russell 1000® Growth Index,1 which is the Portfolio’s primary benchmark, and the 2.65% return of the S&P 500® Index,1 which is a secondary benchmark of the Portfolio. For the six months ended June 30, 2018, both share classes underperformed the 7.51% return of the Morningstar Large Growth Category Average.2

Were there any changes to the Portfolio during the reporting period?

Effective January 1, 2018, MacKay Shields assumed subadvisory responsibilities for the Portfolio and the portfolio managers from Cornerstone Capital Management Holdings LLC transitioned to MacKay Shields. Effective May 1, 2018, the Portfolio was renamed MainStay VP MacKay Growth Portfolio. For more information on these changes, please refer to the supplements dated September 28, 2017, and December 15, 2017.

What factors affected the Portfolio’s relative performance during the reporting period?

Allocation effects were the primary driver of the Portfolio’s outperformance relative to the Russell 1000® Growth Index during the reporting period. In terms of the Portfolio’s model factors, trend-following factors, such as momentum, were positive, while valuation-based factors faced stiff challenges, particularly in identifying expensive stocks to avoid. A sustained rally among expensive high-growth stocks resulted in the Portfolio facing weak stock selection among Internet retailers and IT services companies. On the other hand, positive momentum in oil & gas refiners and sustained underperformance of certain high-beta3 industrials stocks to which the Portfolio had no exposure helped the Portfolio’s relative performance.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

During the reporting period, the strongest positive sector contributors to the Portfolio’s relative performance were industrials, consumer staples and energy. (Contributions take weightings and total returns into account.) Over the same period, consumer discretionary, information technology and materials were the weakest sector contributors to the Portfolio’s relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

Among the stocks that made the strongest positive contributions to the Portfolio’s absolute performance during the reporting period were online retail company Amazon.com, software company Microsoft and consumer electronics company Apple. Over the same period, managed care company Cigna, specialty chemicals manufacturer 3M and packaged food manufacturer Pilgrim’s Pride were the among the weakest contributors to the Portfolio’s absolute performance.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio initiated a position in retail farm store chain Tractor Supply in March 2018. Initially, the purchase was made because the Portfolio’s model found the stock’s valuation attractive. The Portfolio later increased its position as the stock’s price trend readings improved. The Portfolio established a position in industrial distribution and rental company W. W. Grainger in February 2018, as the Portfolio’s model ranked the stock as attractive in terms of price trend. The Portfolio purchased additional shares as the stock’s sentiment and price trend strengthened. According to the Portfolio’s model, the stock remained reasonably priced in terms of valuation during the first half of 2018.

The Portfolio significantly reduced its position in specialty chemicals manufacturer 3M, going from a significantly overweight position to one that was significantly underweight relative to the Russell 1000® Growth Index. The Portfolio’s model indicated that the stock’s return prospect deteriorated in terms of momentum, sentiment and value throughout the reporting period. During the reporting period, the Portfolio also sold a substantial portion of its position in construction and mining machinery manufacturer Caterpillar. In our model, price trend and valuation readings both declined for Caterpillar, causing the Portfolio to trim its position throughout the reporting period.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio’s most-substantial increases in sector exposures relative to the Russell 1000® Growth Index were in consumer discretionary and telecommunication services. Over the same period, the

1.	See footnote on page 5 for more information on this index.
2.	See footnote on page 5 for more information on the Morningstar Large Growth Category Average.
3.

Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

8	MainStay VP MacKay Growth Portfolio

Portfolio’s most-substantial decreases in sector exposure relative to the benchmark were in real estate and financials.

How was the Portfolio positioned at the end of the reporting?

As of June 30, 2018, the Portfolio held overweight positions relative to the Russell 1000® Growth Index in the information technology and consumer discretionary sectors. As of the same date, the Portfolio held underweight positions relative to the benchmark in the industrials and real estate sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments June 30, 2018 (Unaudited)

	Shares	Value
Common Stocks 98.6%†
Aerospace & Defense 4.1%
♦Boeing Co.	34,164	$11,462,364
Huntington Ingalls Industries, Inc.	8,517	1,846,400
Lockheed Martin Corp.	19,906	5,880,830
Northrop Grumman Corp.	7,028	2,162,516
Raytheon Co.	5,918	1,143,239
Spirit AeroSystems Holdings, Inc., Class A	20,719	1,779,969
TransDigm Group, Inc.	1,011	348,936

		24,624,254

Air Freight & Logistics 0.9%
C.H. Robinson Worldwide, Inc.	864	72,282
Expeditors International of Washington, Inc.	24,391	1,782,982
United Parcel Service, Inc., Class B	2,487	264,194
XPO Logistics, Inc. (a)	34,561	3,462,321

		5,581,779

Auto Components 0.2%
Aptiv PLC	11,176	1,024,057

Beverages 1.3%
Coca-Cola Co.	55,477	2,433,221
PepsiCo., Inc.	46,993	5,116,128

		7,549,349

Biotechnology 3.0%
AbbVie, Inc.	92,924	8,609,408
Amgen, Inc.	11,637	2,148,074
Biogen, Inc. (a)	3,616	1,049,508
Gilead Sciences, Inc.	86,507	6,128,156

		17,935,146

Capital Markets 2.4%
BGC Partners, Inc., Class A	46,403	525,282
Cboe Global Markets, Inc.	36,474	3,795,849
Evercore, Inc., Class A	14,823	1,563,085
Federated Investors, Inc., Class B	34,108	795,399
Lazard, Ltd., Class A	65,091	3,183,601
Legg Mason, Inc.	14,060	488,304
LPL Financial Holdings, Inc.	52,338	3,430,232
S&P Global, Inc.	868	176,977
Virtu Financial, Inc., Class A	17,553	466,032

		14,424,761

Chemicals 1.3%
Chemours Co.	73,374	3,254,871
Huntsman Corp.	17,087	498,940
LyondellBasell Industries N.V., Class A	35,129	3,858,921

		7,612,732

	Shares	Value
Commercial Services & Supplies 0.3%
Cintas Corp.	815	$150,832
Copart, Inc. (a)	5,548	313,795
KAR Auction Services, Inc.	29,049	1,591,885

		2,056,512

Communications Equipment 0.2%
Arista Networks, Inc. (a)	2,477	637,803
F5 Networks, Inc. (a)	386	66,565
Palo Alto Networks, Inc. (a)	1,491	306,356

		1,010,724

Consumer Finance 0.1%
American Express Co.	538	52,724
Credit Acceptance Corp. (a)	39	13,782
Synchrony Financial	16,002	534,147

		600,653

Diversified Consumer Services 0.5%
Grand Canyon Education, Inc. (a)	1,042	116,298
H&R Block, Inc.	129,214	2,943,495

		3,059,793

Diversified Telecommunication Services 0.1%
Verizon Communications, Inc.	12,607	634,258

Electrical Equipment 0.0%‡
nVent Electric PLC (a)	1,068	26,807

Electronic Equipment, Instruments & Components 0.4%
CDW Corp.	4,625	373,654
Jabil, Inc.	21,753	601,688
Zebra Technologies Corp., Class A (a)	11,746	1,682,614

		2,657,956

Equity Real Estate Investment Trusts 0.2%
Uniti Group, Inc. (a)	71,692	1,435,991

Food & Staples Retailing 1.8%
Costco Wholesale Corp.	32,957	6,887,354
Sysco Corp.	36,290	2,478,244
U.S. Foods Holding Corp. (a)	42,963	1,624,861

		10,990,459

Health Care Equipment & Supplies 1.4%
ABIOMED, Inc. (a)	1,867	763,696
Baxter International, Inc.	2,215	163,556
Becton Dickinson & Co.	5,939	1,422,747
Intuitive Surgical, Inc. (a)	5,011	2,397,663
Stryker Corp.	350	59,101
Varian Medical Systems, Inc. (a)	31,338	3,563,757

		8,370,520

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of June 30, 2018. May be subject to change daily.

10	MainStay VP MacKay Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Health Care Providers & Services 6.0%
Centene Corp. (a)	24,152	$2,975,768
Cigna Corp.	13,593	2,310,130
Encompass Health Corp.	19,893	1,347,154
Express Scripts Holding Co. (a)	30,314	2,340,544
HCA Healthcare, Inc.	36,851	3,780,913
Humana, Inc.	16,880	5,023,994
Molina Healthcare, Inc. (a)	17,964	1,759,394
♦UnitedHealth Group, Inc.	50,740	12,448,552
WellCare Health Plans, Inc. (a)	16,218	3,993,520

		35,979,969

Health Care Technology 0.2%
Cerner Corp. (a)	23,142	1,383,660

Hotels, Restaurants & Leisure 3.1%
Darden Restaurants, Inc.	20,820	2,228,989
Extended Stay America, Inc.	47,656	1,029,846
Las Vegas Sands Corp.	54,524	4,163,453
Marriott International, Inc., Class A	18,406	2,330,200
McDonald’s Corp.	8,132	1,274,203
Six Flags Entertainment Corp.	644	45,112
Starbucks Corp.	39,307	1,920,147
Wyndham Destinations, Inc.	15,611	691,099
Wyndham Hotels & Resorts, Inc.	15,611	918,395
Wynn Resorts, Ltd.	10,441	1,747,197
Yum China Holdings, Inc.	54,962	2,113,838

		18,462,479

Independent Power & Renewable Electricity Producers 0.3%
NRG Energy, Inc.	49,765	1,527,786

Industrial Conglomerates 0.3%
3M Co.	7,757	1,525,957

Insurance 1.0%
Allstate Corp.	16,446	1,501,026
Progressive Corp.	78,978	4,671,549

		6,172,575

Internet & Direct Marketing Retail 8.1%
♦Amazon.com, Inc. (a)	19,503	33,151,199
Booking Holdings, Inc. (a)	1,284	2,602,783
Expedia Group, Inc.	32,762	3,937,665
Liberty Expedia Holdings, Inc., Class A (a)	1,674	73,556
Netflix, Inc. (a)	18,548	7,260,244
Qurate Retail, Inc. (a)	75,096	1,593,537

		48,618,984

Internet Software & Services 10.7%
Akamai Technologies, Inc. (a)	23,015	1,685,389

	Shares	Value
Internet Software & Services (continued)
♦Alphabet, Inc. (a)
Class A	13,518	$15,264,390
Class C	13,799	15,394,854
eBay, Inc. (a)	45,737	1,658,424
♦Facebook, Inc., Class A (a)	121,815	23,671,091
GoDaddy, Inc., Class A (a)	53,012	3,742,647
IAC / InterActiveCorp (a)	9,313	1,420,139
VeriSign, Inc. (a)	12,432	1,708,406

		64,545,340

IT Services 7.7%
Accenture PLC, Class A	7,644	1,250,482
CoreLogic, Inc. (a)	16,783	871,038
DXC Technology Co.	22,770	1,835,490
First Data Corp., Class A (a)	181,732	3,803,651
International Business Machines Corp.	45,674	6,380,658
♦Mastercard, Inc., Class A	51,196	10,061,038
PayPal Holdings, Inc. (a)	52,032	4,332,704
Perspecta, Inc.	11,385	233,962
Sabre Corp.	140,018	3,450,043
Square, Inc., Class A (a)	11,862	731,174
♦Visa, Inc., Class A	85,999	11,390,567
Western Union Co.	94,159	1,914,252

		46,255,059

Leisure Products 0.4%
Polaris Industries, Inc.	21,412	2,616,118

Life Sciences Tools & Services 0.1%
Waters Corp. (a)	3,622	701,183

Machinery 0.6%
Allison Transmission Holdings, Inc.	52,101	2,109,570
Caterpillar, Inc.	1,769	240,000
Cummins, Inc.	11,476	1,526,308

		3,875,878

Media 0.8%
AMC Networks, Inc., Class A (a)	3,494	217,327
Comcast Corp., Class A	46,592	1,528,684
Live Nation Entertainment, Inc. (a)	20,313	986,602
Omnicom Group, Inc.	2,397	182,819
Walt Disney Co.	16,088	1,686,183

		4,601,615

Metals & Mining 0.8%
Alcoa Corp. (a)	1,869	87,619
Freeport-McMoRan, Inc.	114,557	1,977,254
United States Steel Corp.	86,186	2,994,963

		5,059,836

Multiline Retail 1.2%
Kohl’s Corp.	9,034	658,578

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Multiline Retail (continued)
Macy’s, Inc.	96,976	$3,629,812
Nordstrom, Inc.	54,081	2,800,314

		7,088,704

Oil, Gas & Consumable Fuels 2.6%
Andeavor	8,002	1,049,702
Antero Resources Corp. (a)	14,340	306,159
Continental Resources, Inc. (a)	43,907	2,843,417
Devon Energy Corp.	471	20,705
HollyFrontier Corp.	47,407	3,244,061
Kosmos Energy, Ltd. (a)	86,161	712,552
Marathon Petroleum Corp.	43,434	3,047,330
PBF Energy, Inc., Class A	76,956	3,226,765
Valero Energy Corp.	12,876	1,427,047

		15,877,738

Personal Products 1.5%
Estee Lauder Cos., Inc., Class A	32,280	4,606,033
Herbalife Nutrition, Ltd. (a)	62,326	3,348,153
Nu Skin Enterprises, Inc., Class A	14,421	1,127,578

		9,081,764

Pharmaceuticals 0.9%
Eli Lilly & Co.	43,278	3,692,912
Jazz Pharmaceuticals PLC (a)	7,972	1,373,576
Johnson & Johnson	621	75,352

		5,141,840

Professional Services 0.6%
Robert Half International, Inc.	52,683	3,429,663

Road & Rail 0.4%
Genesee & Wyoming, Inc., Class A (a)	11,311	919,810
Union Pacific Corp.	8,751	1,239,842

		2,159,652

Semiconductors & Semiconductor Equipment 4.9%
Applied Materials, Inc.	55,439	2,560,728
Broadcom, Inc.	8,426	2,044,485
First Solar, Inc. (a)	24,643	1,297,700
Intel Corp.	60,131	2,989,112
Lam Research Corp.	11,185	1,933,327
Micron Technology, Inc. (a)	100,450	5,267,598
MKS Instruments, Inc.	15,376	1,471,483
NVIDIA Corp.	26,047	6,170,534
ON Semiconductor Corp. (a)	147,938	3,289,402
Texas Instruments, Inc.	19,705	2,172,476

		29,196,845

Software 11.1%
Adobe Systems, Inc. (a)	24,270	5,917,269
Cadence Design Systems, Inc. (a)	25,072	1,085,868
CDK Global, Inc.	8,974	583,759

	Shares	Value
Software (continued)
Citrix Systems, Inc. (a)	36,967	$3,875,620
Dell Technologies, Inc., Class V (a)	45,825	3,875,878
Fortinet, Inc. (a)	60,660	3,787,004
Manhattan Associates, Inc. (a)	1,586	74,558
♦Microsoft Corp.	362,662	35,762,100
Oracle Corp.	82,104	3,617,502
salesforce.com, Inc. (a)	6,629	904,196
SS&C Technologies Holdings, Inc.	63,828	3,312,673
VMware, Inc., Class A (a)	25,882	3,803,878

		66,600,305

Specialty Retail 5.3%
AutoZone, Inc. (a)	182	122,109
Best Buy Co., Inc.	12,305	917,707
Burlington Stores, Inc. (a)	8,828	1,328,879
Foot Locker, Inc.	69,263	3,646,697
Gap, Inc.	76,862	2,489,560
Home Depot, Inc.	45,430	8,863,393
L Brands, Inc.	7,970	293,934
Lowe’s Cos., Inc.	50,567	4,832,688
Michaels Cos., Inc. (a)	55,078	1,055,845
Signet Jewelers, Ltd.	22,141	1,234,361
Tractor Supply Co.	51,866	3,967,230
Urban Outfitters, Inc. (a)	35,160	1,566,378
Williams-Sonoma, Inc. (b)	26,159	1,605,640

		31,924,421

Technology Hardware, Storage & Peripherals 7.8%
♦Apple, Inc.	241,783	44,756,451
NetApp, Inc.	5,583	438,433
Western Digital Corp.	22,033	1,705,575

		46,900,459

Textiles, Apparel & Luxury Goods 2.1%
Carter’s, Inc.	32,800	3,555,192
Michael Kors Holdings, Ltd. (a)	52,567	3,500,962
NIKE, Inc., Class B	12,384	986,757
Ralph Lauren Corp.	5,739	721,507
Tapestry, Inc.	73,382	3,427,673
VF Corp.	2,570	209,507

		12,401,598

Tobacco 0.3%
Altria Group, Inc.	27,845	1,581,318

Trading Companies & Distributors 1.6%
HD Supply Holdings, Inc. (a)	47,091	2,019,733
United Rentals, Inc. (a)	24,119	3,560,447
W.W. Grainger, Inc.	12,821	3,953,996

		9,534,176

Total Common Stocks (Cost $477,709,494)		591,840,673

12	MainStay VP MacKay Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Exchange-Traded Funds 1.5%
♦iShares Russell 1000 Growth ETF	62,788	$9,028,915

Total Exchange-Traded Funds (Cost $9,149,140)		9,028,915

Total Investments (Cost $486,858,634)	100.1%	600,869,588
Other Assets, Less Liabilities	(0.1)	(301,910)
Net Assets	100.0%	$600,567,678
‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)

All or a portion of this security was held on loan. As of June 30, 2018, the market value of securities loaned was $1,368,651 and the Portfolio received non-cash collateral in the amount of $1,399,200 (See Note 2(H)).

The following abbreviation is used in the preceding pages:

ETF—Exchange-Traded Fund

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$591,840,673	$—	$—	$591,840,673
Exchange-Traded Funds	9,028,915	—	—	9,028,915

Total Investments in Securities	$600,869,588	$—	$—	$600,869,588

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2018, the Portfolio did not have any transfers among levels. (See Note 2)

As of June 30, 2018, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of June 30, 2018 (Unaudited)

Assets
Investment in securities, at value (identified cost $486,858,634) including securities on loan of $1,368,651	$600,869,588
Cash	14,529
Receivables:
Dividends	234,433
Fund shares sold	3,592
Securities lending income	379
Other assets	2,616

Total assets	601,125,137

Liabilities
Payables:
Manager (See Note 3)	350,526
Fund shares redeemed	131,801
Professional fees	28,537
Shareholder communication	25,152
NYLIFE Distributors (See Note 3)	13,405
Custodian	3,226
Trustees	878
Accrued expenses	3,934

Total liabilities	557,459

Net assets	$600,567,678

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$18,136
Additional paid-in capital	408,658,586

408,676,722
Undistributed net investment income	5,294,148
Accumulated net realized gain (loss) on investments	72,585,854
Net unrealized appreciation (depreciation) on investments	114,010,954

Net assets	$600,567,678

Initial Class
Net assets applicable to outstanding shares	$537,199,731

Shares of beneficial interest outstanding	16,199,212

Net asset value per share outstanding	$33.16

Service Class
Net assets applicable to outstanding shares	$63,367,947

Shares of beneficial interest outstanding	1,936,541

Net asset value per share outstanding	$32.72

14	MainStay VP MacKay Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2018 (Unaudited)

Investment Income (Loss)
Income
Dividends	$4,164,897
Securities lending	7,604
Interest	226
Other	63

Total income	4,172,790

Expenses
Manager (See Note 3)	2,073,201
Distribution/Service—Service Class (See Note 3)	81,584
Professional fees	38,917
Shareholder communication	37,500
Trustees	6,471
Custodian	5,585
Miscellaneous	11,665

Total expenses	2,254,923

Net investment income (loss)	1,917,867

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	37,790,079
Net change in unrealized appreciation (depreciation) on investments	3,472,480

Net realized and unrealized gain (loss) on investments	41,262,559

Net increase (decrease) in net assets resulting from operations	$43,180,426

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the six months ended June 30, 2018 (Unaudited) and the year ended December 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,917,867	$3,361,792
Net realized gain (loss) on investments	37,790,079	35,185,718
Net change in unrealized appreciation (depreciation) on investments	3,472,480	92,917,789

Net increase (decrease) in net assets resulting from operations	43,180,426	131,465,299

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(1,214,153)
Service Class	—	(20,150)

	—	(1,234,303)

From net realized gain on investments:
Initial Class	—	(3,257,960)
Service Class	—	(455,992)

	—	(3,713,952)

Total dividends and distributions to shareholders	—	(4,948,255)

Capital share transactions:
Net proceeds from sale of shares	3,770,445	127,995,126
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	4,948,255
Cost of shares redeemed	(38,600,846)	(63,091,133)

Increase (decrease) in net assets derived from capital share transactions	(34,830,401)	69,852,248

Net increase (decrease) in net assets	8,350,025	196,369,292

Net Assets
Beginning of period	592,217,653	395,848,361

End of period	$600,567,678	$592,217,653

Undistributed net investment income at end of period	$5,294,148	$3,376,281

16	MainStay VP MacKay Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,
Initial Class	2018*		2017	2016		2015	2014	2013
Net asset value at beginning of period	$30.87		$23.90	$26.09		$29.42	$34.19	$27.64

Net investment income (loss) (a)	0.11		0.19	0.09		0.04	0.01	0.19
Net realized and unrealized gain (loss) on investments	2.18		7.05	(0.02)		0.58	2.63	6.62

Total from investment operations	2.29		7.24	0.07		0.62	2.64	6.81

Less dividends and distributions:
From net investment income	—		(0.07)	(0.04)		—	(0.23)	(0.26)
From net realized gain on investments	—		(0.20)	(2.22)		(3.95)	(7.18)	—

Total dividends and distributions	—		(0.27)	(2.26)		(3.95)	(7.41)	(0.26)

Net asset value at end of period	$33.16		$30.87	$23.90		$26.09	$29.42	$34.19

Total investment return (b)	7.42	%(c)	30.41%	0.40%		2.58%	8.81%	24.71%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.67	%††	0.71%	0.35	%(d)	0.15%	0.02%	0.61%
Net expenses	0.73	%††	0.74%	0.76	%(e)	0.73%	0.73%	0.71%
Portfolio turnover rate	45%		141%	177%		112%	88%	164%
Net assets at end of period (in 000’s)	$537,200		$525,483	$337,401		$370,679	$405,444	$522,795

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 0.34%.
(e)	Without the custody fee reimbursement, net expenses would have been 0.77%.

	Six months ended June 30,		Year ended December 31,
Service Class	2018*		2017	2016		2015	2014	2013
Net asset value at beginning of period	$30.50		$23.62	$25.83		$29.24	$34.03	$27.52

Net investment income (loss) (a)	0.07		0.12	0.02		(0.03)	(0.08)	0.11
Net realized and unrealized gain (loss) on investments	2.15		6.97	(0.01)		0.57	2.61	6.59

Total from investment operations	2.22		7.09	0.01		0.54	2.53	6.70

Less dividends and distributions:
From net investment income	—		(0.01)	—		—	(0.14)	(0.19)
From net realized gain on investments	—		(0.20)	(2.22)		(3.95)	(7.18)	—

Total dividends and distributions	—		(0.21)	(2.22)		(3.95)	(7.32)	(0.19)

Net asset value at end of period	$32.72		$30.50	$23.62		$25.83	$29.24	$34.03

Total investment return (b)	7.28	%(c)	30.09%	0.15%		2.33%	8.54%	24.40%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.42	%††	0.46%	0.10	%(d)	(0.09%)	(0.23%)	0.36%
Net expenses	0.98	%††	0.99%	1.01	%(e)	0.98%	0.98%	0.96%
Portfolio turnover rate	45%		141%	177%		112%	88%	164%
Net assets at end of period (in 000’s)	$63,368		$66,735	$58,448		$63,846	$64,445	$63,898

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 0.09%.
(e)	Without the custody fee reimbursement, net expenses would have been 1.02%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and Notes relate to the MainStay VP MacKay Growth Portfolio (formerly known as MainStay VP Cornerstone Growth Portfolio) (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on January 29, 1993. Service Class shares commenced operations on June 5, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.   Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

18	MainStay VP MacKay Growth Portfolio

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2018, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended;

(ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of June 30, 2018, there were no securities held by the Portfolio that were fair valued in such a manner.

Equity securities, including shares of exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing

19

Notes to Financial Statements (Unaudited) (continued)

tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in ETFs or mutual funds, which are subject to management fees and other fees that may increase the costs of investing in ETFs or mutual funds costs versus the costs of owning the underlying securities directly. These indirect expenses of ETFs or mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, which are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of June 30, 2018, the Portfolio did not hold any repurchase agreements.

(H)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. As of the six-month period ended June 30, 2018, the Portfolio had securities on loan with a value of $1,368,651 and had received non-cash collateral of $1,399,200. Income earned from securities lending activity is reflected in the Statement of Operations.

(I)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in

20	MainStay VP MacKay Growth Portfolio

the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. The Portfolio’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life. MacKay Shields is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.70% up to $500 million; 0.65% from $500 million to $1 billion; 0.625% from $1 billion to $2 billion; and 0.60% on assets over $2 billion. During the six-month period ended June 30, 2018, the effective management fee rate was 0.69%.

During the six-month period ended June 30, 2018, New York Life Investments earned fees from the Portfolio in the amount of $2,073,201.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of June 30, 2018, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Deprecia- tion)	Net Unrealized Appreciation/ (Deprecia- tion)
Investments in Securities	$487,184,913	$124,549,362	$(10,864,687)	$113,684,675

During the year ended December 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$1,234,303	$3,713,952

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

21

Notes to Financial Statements (Unaudited) (continued)

Effective August 1, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2018, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2018, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2018, purchases and sales of securities, other than short-term securities, were $268,081 and $296,577, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2018 and the year ended December 31, 2017, were as follows:

Initial Class	Shares	Amount
Six-month period ended June 30, 2018:
Shares sold	97,635	$3,164,765
Shares redeemed	(921,731)	(29,962,563)

Net increase (decrease)	(824,096)	$(26,797,798)

Year ended December 31, 2017:
Shares sold	4,459,190	$120,249,112
Shares issued to shareholders in reinvestment of dividends and distributions	156,313	4,472,113
Shares redeemed	(1,711,904)	(47,001,203)

Net increase (decrease)	2,903,599	$77,720,022

Service Class	Shares	Amount
Six-month period ended June 30, 2018:
Shares sold	19,129	$605,680
Shares redeemed	(270,851)	(8,638,283)

Net increase (decrease)	(251,722)	$(8,032,603)

Year ended December 31, 2017:
Shares sold	288,980	$7,746,014
Shares issued to shareholders in reinvestment of dividends and distributions	16,835	476,142
Shares redeemed	(592,500)	(16,089,930)

Net increase (decrease)	(286,685)	$(7,867,774)

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2018, events and transactions subsequent to June 30, 2018, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

22	MainStay VP MacKay Growth Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

23

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2018 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2018 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781610	MSVPCG10-08/18 (NYLIAC) NI513

MainStay VP Cushing® Renaissance Advantage Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2018

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

This page intentionally left blank

Message from the President

The six months ended June 30, 2018, saw mixed performance among stocks and bonds. U.S. stocks generally advanced during the reporting period, while international and emerging-market stocks declined.

According to FTSE-Russell data on U.S. stocks, the strongest performance came from the smallest companies during the reporting period, with growth stocks outperforming value stocks at all capitalization levels. While growth stocks provided positive total returns at all capitalization levels, value stocks of midcap and larger companies provided negative returns.

Among U.S. fixed-income securities, shorter-term instruments generally advanced during the first half of 2018, while longer-term bonds on balance declined. Although convertible bonds, bank loans and high-yield corporate bonds generated positive returns during the reporting period, most mortgage-backed securities declined. International and emerging-market bonds also provided negative total returns during the reporting period.

Several factors influenced the stock and bond markets during the first half of 2018. Major tax reforms were signed into law in December 2017 and boosted stock performance early in the reporting period. As the year progressed, however, trade tensions between the U.S. and several of its trading partners led to sustained market volatility, which adversely affected stock prices despite robust corporate earnings and profits. An historic meeting between leaders of the United States and North Korea lifted stock prices briefly in June 2018. While crude oil prices remained volatile, they generally rose during the reporting period, which helped many energy stocks.

The Federal Open Market Committee raised the federal funds target range twice during the reporting period, which led to rising U.S. Treasury yields across the maturity spectrum. The greatest increase occurred among 3-year U.S. Treasury notes, with yield increases tapering off for longer-term U.S. Treasury securities. When interest-rates rise, bond prices tend to decline (and vice versa), which may account for the negative performance of several fixed-income sectors during the reporting period.

Through the ups and downs of the stock and bond markets, MainStay VP portfolio managers seek to pursue the objectives of their individual Portfolios using the investment strategies and processes outlined in the prospectus. As a MainStay VP shareholder, your investments are guided by the market experience and professional insight of our portfolio managers as they seek to deliver long-term returns within prospectus guidelines and manage the specific risks of their respective Portfolios.

Whatever direction the markets may take, MainStay encourages shareholders to maintain a long-term investment perspective. The report that follows contains additional information on the market events, investment decisions and specific securities that shaped the performance of your MainStay VP Portfolio during the six months ended June 30, 2018. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2018

Class	Inception Date	Six Months	One Year	Since Inception	Gross Expense Ratio[1]
Initial Class Shares	5/1/2015	–5.20%	13.19%	0.20%	1.16%
Service Class Shares	5/1/2015	–5.32	12.91	–0.03	1.41

Benchmark Performance	Six Months	One Year	Since Inception
S&P 500® Index[2]	2.65%	14.37%	11.03%
Russell 3000 Energy Index[3]	7.43	22.22	–0.64
Morningstar Natural Resources Category Average[4]	–0.89	15.40	0.98

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	The S&P 500® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Russell 3000 Energy Index is the Fund’s secondary benchmark. The Russell 3000 Energy Index represents the energy sector of the Russell 3000 Index, an index that measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
4.	The Morningstar Natural Resources Category Average is representative of funds that invest primarily on commodity-based industries such as energy, chemicals, minerals, and forest products in the United States or outside of the United States. Some portfolios invest across this spectrum to offer broad natural-resources exposure. Others concentrate heavily or even exclusively in specific industries. Portfolios that concentrate primarily in energy-related industries are part of the equity energy category. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Cushing Renaissance Advantage Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2018, to June 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2018, to June 30, 2018. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2018. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/18	Ending Account Value (Based on Actual Returns and Expenses) 6/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$948.00	$6.04	$1,018.60	$6.26	1.25%

Service Class Shares	$1,000.00	$946.80	$7.24	$1,017.40	$7.50	1.50%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Cushing Renaissance Advantage Portfolio

Industry Composition as of June 30, 2018 (Unaudited)

Oil, Gas & Consumable Fuels	37.3%
Energy Equipment & Services	18.5
Machinery	7.9
Trading Companies & Distributors	6.6
Electrical Equipment	6.4
Air Freight & Logistics	5.3
Road & Rail	5.2
Construction & Engineering	4.9

Airlines	2.9%
Marine	1.2
Electric Utilities	1.1
Construction Materials	1.0
Aerospace & Defense	0.9
Short-Term Investment	1.1
Other Assets, Less Liabilities	–0.3

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Holdings as of June 30, 2018 (excluding short-term investment) (Unaudited)

1.	United Rentals, Inc.

2.	Cheniere Energy, Inc.

3.	XPO Logistics, Inc.

4.	C&J Energy Services, Inc.

5.	Knight-Swift Transportation Holdings, Inc.
6.	Keane Group, Inc.

7.	Emerson Electric Co.

8.	Golar LNG, Ltd.

9.	Jacobs Engineering Group, Inc.

10.	Williams Cos., Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jerry V. Swank, Matthew A. Lemme, CFA, and Saket Kumar of Cushing® Asset Management, LP, the Portfolio’s Subadvisor.

How did MainStay VP Cushing Renaissance Advantage Portfolio perform relative to its primary benchmark and peers for the six months ended June 30, 2018?

For the six months ended June 30, 2018, MainStay VP Cushing Renaissance Advantage Portfolio returned –5.20% for Initial Class shares and –5.32% for Service Class shares. Over the same period, both share classes underperformed the 2.65% return of the S&P 500® Index,1 which is the Portfolio’s primary benchmark; the 7.43% performance of the Russell 3000 Energy Index,1 which is the Portfolio’s secondary benchmark; and the –0.89% return of the Morningstar Natural Resources Category Average.2

What factors affected the Portfolio’s performance relative to the S&P 500® Index during the reporting period?

The Portfolio’s performance lagged the performance of the S&P 500® Index because the Portfolio’s investment objective is focused on companies in the energy, industrials and manufacturing sectors. By comparison, the S&P 500® Index tracks the performance of stocks in a wide variety of sectors. The industrials sector representatives of the S&P 500® Index were collectively down 4.69% for the reporting period, as compared to the overall 2.65% performance of the Index over the same period.

Which subsectors were the strongest contributors to the Portfolio’s performance, and which subsectors were particularly weak?

The subsectors that made the most substantial contributions to the Portfolio’s performance relative to the S&P 500® Index were midstream energy, exploration & production, and materials. (Contributions take weightings and total returns into account.) The subsectors that were the most substantial laggards during the reporting period were oil services, industrials and transportation.

During the reporting period, which individual holdings made the strongest contributions to the Portfolio’s absolute performance and which holdings detracted the most?

Among the best-performing stocks in the Portfolio during the reporting period were two liquefied natural gas (LNG) producers, each of which saw positive pricing because of strong Asian demand. Cheniere Energy is a U.S. LNG producer that experienced stronger sales and margins during the reporting period as a direct result of higher energy commodity prices. Golar LNG Ltd. was in the process of building the world’s cheapest floating LNG ship, and positive progress in construction led to strong performance. Another strong performer was transportation and logistics company XPO Logistics. The company benefited from strengthening shipment volumes, strong pricing, a positive outlook for acquisitions and potential takeout rumors.

The most substantial detractor from the Portfolio’s performance during the reporting period was flatbed trucking company Daseke, which provided negative performance because the company raised equity for a transaction that the market did not appear to want. Other laggards for the reporting period included hydraulic fracturing companies C&J Energy Services and Keane Group, both of which suffered from fears of increased capacity in the pressure pumping market.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio’s largest purchase during the reporting period was midstream company Williams Companies, Inc., following the large spring sell-off relative to the S&P 500® Index in midstream equities and the energy sector. Another large purchase during the reporting period was flow control manufacturer Xylem, because we saw increased demand for the company’s pumps and meters in industrial and infrastructure applications.

The Portfolio’s largest sales during the reporting period were both energy companies that outperformed relative to the S&P 500® Index and the energy sector. They were frac sand producer High Crush Partners, L.P., and exploration & production company RSP Permian, Inc.

How did the Portfolio’s subsector weightings change during the reporting period?

The Portfolio’s largest subsector increase during the reporting period by a large margin was in the industrials subsector. In our opinion, the energy recovery and the rebounding industrial economy are not being appropriately discounted into the stocks in this subsector. Another large subsector increase was in exploration & production, where we rotated capital out of midstream energy after midstream energy had shown very strong performance.

The Portfolio’s most substantial subsector decrease during the reporting period was in transportation, following very strong performance at the beginning of 2018. The Portfolio also decreased its allocation to materials, mainly as a result of rotating out of building materials.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2018, we believed that the Portfolio remained positioned to take advantage of an improving U.S. industrial economy. In our opinion, energy and tax reform had still not fully

1.	See footnote on page 5 for more information on this index.
2.	See footnote on page 5 for more information on the Morningstar Natural Resources Category Average.

8	MainStay VP Cushing Renaissance Advantage Portfolio

run their course in lifting corporate earnings. As of June 30, 2018, we had modestly increased the Portfolio’s energy exposure, since we saw bullish supply dynamics.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments June 30, 2018 (Unaudited)

	Shares	Value

Common Stocks 91.0%†
Aerospace & Defense 0.9%
Boeing Co.	4,765	$1,598,705

Air Freight & Logistics 5.3%
Hub Group, Inc., Class A (a)	50,608	2,520,278
♦XPO Logistics, Inc. (a)	64,058	6,417,331

		8,937,609

Airlines 2.9%
American Airlines Group, Inc.	40,468	1,536,165
Southwest Airlines Co.	66,379	3,377,364

		4,913,529

Construction & Engineering 4.9%
♦Jacobs Engineering Group, Inc.	80,500	5,110,945
Quanta Services, Inc. (a)	95,634	3,194,176

		8,305,121

Construction Materials 1.0%
Vulcan Materials Co.	13,291	1,715,336

Electric Utilities 1.1%
PPL Corp.	65,571	1,872,052

Electrical Equipment 6.4%
Eaton Corp. PLC	39,430	2,946,998
♦Emerson Electric Co.	76,743	5,306,011
Rockwell Automation, Inc.	15,629	2,598,009

		10,851,018

Energy Equipment & Services 18.5%
Apergy Corp. (a)	44,182	1,844,599
Basic Energy Services, Inc. (a)	104,137	1,156,962
♦C&J Energy Services, Inc. (a)	270,387	6,381,133
♦Keane Group, Inc. (a)	393,636	5,381,004
Liberty Oilfield Services, Inc., Class A (a)(b)	96,835	1,812,751
McDermott International, Inc. (a)	101,750	1,999,387
Patterson-UTI Energy, Inc.	71,204	1,281,672
ProPetro Holding Corp. (a)	162,841	2,553,347
RPC, Inc. (b)	140,212	2,042,889
TechnipFMC PLC	149,226	4,736,433
Weatherford International PLC (a)	684,272	2,251,255

		31,441,432

Machinery 7.9%
Gardner Denver Holdings, Inc. (a)	58,521	1,719,932
Manitowoc Co., Inc. (a)	67,734	1,751,601
Oshkosh Corp.	35,649	2,506,838
Stanley Black & Decker, Inc.	13,173	1,749,506

	Shares	Value

Machinery (continued)
Trinity Industries, Inc.	64,599	$2,213,162
Xylem, Inc.	52,223	3,518,786

		13,459,825

Marine 1.2%
Kirby Corp. (a)	25,209	2,107,472

Oil, Gas & Consumable Fuels 29.1%
Antero Resources Corp. (a)	94,938	2,026,926
Callon Petroleum Co. (a)	253,504	2,722,633
Centennial Resource Development, Inc., Class A (a)	168,610	3,045,097
♦Cheniere Energy, Inc. (a)	100,699	6,564,568
CVR Energy, Inc. (b)	60,494	2,237,673
Devon Energy Corp.	80,425	3,535,483
♦Golar LNG, Ltd.	176,652	5,204,168
Jagged Peak Energy, Inc. (a)(b)	110,907	1,444,009
Kinder Morgan, Inc.	127,055	2,245,062
Newfield Exploration Co. (a)	133,993	4,053,288
Parsley Energy, Inc., Class A (a)	129,745	3,928,679
Pembina Pipeline Corp.	26,145	904,617
Targa Resources Corp.	45,170	2,235,463
Tellurian, Inc. (a)(b)	200,869	1,671,230
Valero Energy Corp.	22,493	2,492,899
♦Williams Cos., Inc.	187,951	5,095,352

		49,407,147

Road & Rail 5.2%
Daseke, Inc. (a)	171,070	1,698,725
♦Knight-Swift Transportation Holdings, Inc.	145,768	5,569,796
Old Dominion Freight Line, Inc.	10,797	1,608,321

		8,876,842

Trading Companies & Distributors 6.6%
H&E Equipment Services, Inc.	24,894	936,263
Rush Enterprises, Inc., Class A (a)	44,397	1,925,942
♦United Rentals, Inc. (a)	45,160	6,666,519
Univar, Inc. (a)	62,970	1,652,333

		11,181,057

Total Common Stocks (Cost $152,506,172)		154,667,145

MLPs and Related Companies 8.2%
Oil, Gas & Consumable Fuels 8.2%
Energy Transfer Partners, L.P.	221,441	4,216,237
EnLink Midstream Partners, L.P.	104,631	1,624,919
GasLog Partners, L.P.	71,641	1,708,638
MPLX, L.P.	50,876	1,736,907
Plains All American Pipeline, L.P.	67,373	1,592,698

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2018, excluding short-term investment. May be subject to change daily.

10	MainStay VP Cushing Renaissance Advantage Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

MLPs and Related Companies (continued)
Oil, Gas & Consumable Fuels (continued)
Western Gas Partners, L.P.	63,181	$3,057,328

Total MLPs and Related Companies (Cost $13,782,175)		13,936,727

	Principal Amount
Short-Term Investment 1.1%
Repurchase Agreement 1.1%
Fixed Income Clearing Corp. 0.94%, dated 6/29/18 due 7/2/18 Proceeds at Maturity $1,950,394 (Collateralized by a United States Treasury Note with a rate of 1.25% and a maturity date of 3/31/19, with a Principal Amount of $2,000,000 and a Market Value of $1,990,732)	$1,950,241	1,950,241

Total Short-Term Investment (Cost $1,950,241)		1,950,241

Total Investments (Cost $168,238,588)	100.3%	170,554,113
Other Assets, Less Liabilities	(0.3)	(557,824)
Net Assets	100.0%	$169,996,289
(a)	Non-income producing security.

(b)

All or a portion of this security was held on loan. As of June 30, 2018, the market value of securities loaned was $8,231,261 and the Portfolio received non-cash collateral in the amount of $8,480,311 (See Note 2(J)).

The following abbreviations is used in the preceding pages:

MLP—Master limited partnership

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$154,667,145	$—	$—	$154,667,145
MLPs and Related Companies	13,936,727	—	—	13,936,727
Short-Term Investment
Repurchase Agreement	—	1,950,241	—	1,950,241

Total Investments in Securities	$168,603,872	$1,950,241	$—	$170,554,113

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2018, the Portfolio did not have any transfers among levels. (See Note 2)

As of June 30, 2018, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Statement of Assets and Liabilities as of June 30, 2018 (Unaudited)

Assets
Investment in securities, at value (identified cost $168,238,588) including securities on loan of $8,231,261	$170,554,113
Receivables:
Investment securities sold	1,598,685
Securities lending income	18,553
Dividends and interest	13,388
Fund shares sold	9,185
Other assets	849

Total assets	172,194,773

Liabilities
Payables:
Investment securities purchased	1,988,739
Manager (See Note 3)	156,498
Professional fees	29,436
Fund shares redeemed	10,552
NYLIFE Distributors (See Note 3)	6,189
Shareholder communication	2,305
Custodian	2,110
Trustees	257
Accrued expenses	2,398

Total liabilities	2,198,484

Net assets	$169,996,289

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$17,066
Additional paid-in capital	175,984,275

176,001,341
Undistributed net investment income	221,779
Accumulated net realized gain (loss) on investments and foreign currency transactions	(8,542,402)
Net unrealized appreciation (depreciation) on investments	2,315,525
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	46

Net assets	$169,996,289

Initial Class
Net assets applicable to outstanding shares	$140,648,068

Shares of beneficial interest outstanding	14,104,628

Net asset value per share outstanding	$9.97

Service Class
Net assets applicable to outstanding shares	$29,348,221

Shares of beneficial interest outstanding	2,961,259

Net asset value per share outstanding	$9.91

12	MainStay VP Cushing Renaissance Advantage Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2018 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$1,260,993
Securities lending	80,219
Interest	16,298
Other	18

Total income	1,357,528

Expenses
Manager (See Note 3)	1,052,198
Distribution/Service—Service Class (See Note 3)	38,040
Professional fees	29,152
Shareholder communication	6,957
Trustees	1,889
Custodian	1,870
Miscellaneous	5,643

Total expenses	1,135,749

Net investment income (loss)	221,779

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on investments	6,044,844
Net change in unrealized appreciation (depreciation) on:
Investments	(15,010,388)
Translation of other assets and liabilities in foreign currencies	46

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(15,010,342)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(8,965,498)

Net increase (decrease) in net assets resulting from operations	$(8,743,719)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $559.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statements of Changes in Net Assets

for the six months ended June 30, 2018 (Unaudited) and the year ended December 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$221,779	$(893,058)
Net realized gain (loss) on investments and foreign currency transactions	6,044,844	1,771,095
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(15,010,342)	12,097,713

Net increase (decrease) in net assets resulting from operations	(8,743,719)	12,975,750

Capital share transactions:
Net proceeds from sale of shares	13,831,037	133,630,446
Cost of shares redeemed	(26,393,535)	(53,053,113)

Increase (decrease) in net assets derived from capital share transactions	(12,562,498)	80,577,333

Net increase (decrease) in net assets	(21,306,217)	93,553,083

Net Assets
Beginning of period	191,302,506	97,749,423

End of period	$169,996,289	$191,302,506

Undistributed net investment income at end of period	$221,779	$—

14	MainStay VP Cushing Renaissance Advantage Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,		May 1, 2015** through December 31,
Initial Class	2018*		2017	2016	2015
Net asset value at beginning of period	$10.52		$9.75	$7.59	$10.00

Net investment income (loss) (a)	0.01		(0.05)	0.00 ‡	0.04
Net realized and unrealized gain (loss) on investments	(0.56)		0.82	2.18	(2.40)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.00)‡	0.00 ‡	(0.00	)‡

Total from investment operations	(0.55)		0.77	2.18	(2.36)

Less dividends:
From net investment income	—		—	(0.02)	(0.05)

Net asset value at end of period	$9.97		$10.52	$9.75	$7.59

Total investment return (b)	(5.23	%)(c)	7.90%	28.77%	(23.58%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.29	% ††	(0.49%)	0.06%	0.60	% ††
Net expenses	1.25	% ††	1.31%	1.38%	1.35	% ††
Portfolio turnover rate	72%		116%	356%	122	% (d)
Net assets at end of period (in 000’s)	$140,648		$158,846	$71,036	$58,364

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Portfolio turnover rate is not annualized.

	Six months ended June 30,		Year ended December 31,			May 1, 2015** through December 31,
Service Class	2018*		2017		2016	2015
Net asset value at beginning of period	$10.47		$9.73		$7.59	$10.00

Net investment income (loss) (a)	0.00		(0.07)		(0.02)	0.02
Net realized and unrealized gain (loss) on investments	(0.56)		0.81		2.18	(2.39)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.00	)‡	0.00 ‡	(0.00	)‡

Total from investment operations	(0.56)		0.74		2.16	(2.37)

Less dividends:
From net investment income	—		—		(0.02)	(0.04)

Net asset value at end of period	$9.91		$10.47		$9.73	$7.59

Total investment return (b)	(5.35	%)(c)	7.61	% (c)	28.48%	(23.70%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.06	% ††	(0.74%)		(0.37%)	0.37	% ††
Net expenses	1.50	% ††	1.56%		1.64%	1.60	% ††
Portfolio turnover rate	72%		116%		356%	122	% (d)
Net assets at end of period (in 000’s)	$29,348		$32,457		$26,714	$5,927

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Portfolio turnover rate is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and Notes relate to the MainStay VP Cushing Renaissance Advantage Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on May 1, 2015. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

16	MainStay VP Cushing Renaissance Advantage Portfolio

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2018, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of June 30, 2018, there were no securities held by the Portfolio that were fair valued in such a manner.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies

17

Notes to Financial Statements (Unaudited) (continued)

summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments. Income from payment-in-kind securities is accreted daily based on the effective interest method.

The Portfolio may invest no more than 25% of its total assets in certain master limited partnerships (“MLPs”) on an annual basis. Distributions on a MLP are generally recorded based on the characterization reported on the Portfolio’s Form 1065, Schedule K-1, received from the MLP. The Portfolio records its pro rata share of the income and deductions, and capital gains and losses allocated from each MLP on the Statement of Operations, as well as adjusting the cost basis of each MLP accordingly, as reported on the Portfolio of Investments.

Distributions received from investments in energy related U.S. and Canadian royalty trusts and exploration and production companies (collectively, “Energy Trusts”) and MLPs generally are comprised of ordinary income, capital gains and return of capital from the Energy Trusts or MLPs. The Portfolio records its investment income on the ex-date of the distributions from Energy Trusts and MLPs. For financial statement purposes, the Portfolio uses return of capital and income estimates to allocate the distributions received. Such estimates are based on historical information available from each Energy Trust, MLP and other industry sources.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, which are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established

18	MainStay VP Cushing Renaissance Advantage Portfolio

by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(I)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. As of June 30, 2018, the Portfolio had securities on loan with a value of $8,231,261 and had received non-cash collateral of $8,480,311. Income earned from securities lending activity is reflected in the Statement of Operations.

(K)  Energy Companies Risk.  The Portfolio may invest up to 25% of its total assets in securities of domestic and foreign publicly traded partnerships and/or other issuers (including U.S. and Canadian royalty trusts and Canadian energy companies) engaged in the transportation, storage, processing, refining, marketing, exploration, production or mining of crude oil, natural gas, minerals or other natural resources (“Energy Companies”). The Portfolio may be particularly vulnerable to adverse events affecting Energy Companies as a result of its focus in Energy Companies.

The Portfolio may invest as a limited partner in the equity securities of MLPs. As limited partners of MLPs, holders of MLP equity securities are subject to certain risks inherent in the structure of MLPs, including (i) tax risks, (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.

(L)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager

19

Notes to Financial Statements (Unaudited) (continued)

pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Cushing® Asset Management, LP (“Cushing” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cushing, New York Life Investments pays for the services of the Subadvisor.

Effective May 1, 2018, the Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 1.10% up to $500 million; and 1.05% in excess of $500 million. Prior to May 1, 2018, the Fund on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets of 1.25%.

During the six-month period ended June 30, 2018, New York Life Investments earned fees from the Portfolio in the amount of $1,052,198.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of June 30, 2018, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$169,050,701	$11,572,889	$(10,069,477)	$1,503,412

As of December 31, 2017, for federal income tax purposes, capital loss carryforwards of $13,775,133, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$12,026	$1,749

During the year ended December 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$—	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an

20	MainStay VP Cushing Renaissance Advantage Portfolio

additional year on the same or different terms. Prior to August 1, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2018, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2018, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2018, purchases and sales of securities, other than short-term securities, were $121,952 and $128,103, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2018 and the year ended December 31, 2017, were as follows:

Initial Class	Shares	Amount
Six-month period ended June 30, 2018:
Shares sold	1,109,556	$11,149,315
Shares redeemed	(2,104,056)	(22,270,692)

Net increase (decrease)	(994,500)	$(11,121,377)

Year ended December 31, 2017:
Shares sold	10,528,846	$102,434,737
Shares redeemed	(2,715,370)	(25,647,008)

Net increase (decrease)	7,813,476	$76,787,729

Service Class	Shares	Amount
Six-month period ended June 30, 2018:
Shares sold	265,841	$2,681,722
Shares redeemed	(404,890)	(4,122,843)

Net increase (decrease)	(139,049)	$(1,441,121)

Year ended December 31, 2017:
Shares sold	3,348,615	$31,195,709
Shares redeemed	(2,994,738)	(27,406,105)

Net increase (decrease)	353,877	$3,789,604

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2018, events and transactions subsequent to June 30, 2018, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

21

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

22	MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2018 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2018 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781612	MSVPCRA10-08/18 (NYLIAC) NI514

MainStay VP Eagle Small Cap Growth Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2018

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

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Message from the President

The six months ended June 30, 2018, saw mixed performance among stocks and bonds. U.S. stocks generally advanced during the reporting period, while international and emerging-market stocks declined.

According to FTSE-Russell data on U.S. stocks, the strongest performance came from the smallest companies during the reporting period, with growth stocks outperforming value stocks at all capitalization levels. While growth stocks provided positive total returns at all capitalization levels, value stocks of midcap and larger companies provided negative returns.

Among U.S. fixed-income securities, shorter-term instruments generally advanced during the first half of 2018, while longer-term bonds on balance declined. Although convertible bonds, bank loans and high-yield corporate bonds generated positive returns during the reporting period, most mortgage-backed securities declined. International and emerging-market bonds also provided negative total returns during the reporting period.

Several factors influenced the stock and bond markets during the first half of 2018. Major tax reforms were signed into law in December 2017 and boosted stock performance early in the reporting period. As the year progressed, however, trade tensions between the U.S. and several of its trading partners led to sustained market volatility, which adversely affected stock prices despite robust corporate earnings and profits. An historic meeting between leaders of the United States and North Korea lifted stock prices briefly in June 2018. While crude oil prices remained volatile, they generally rose during the reporting period, which helped many energy stocks.

The Federal Open Market Committee raised the federal funds target range twice during the reporting period, which led to rising U.S. Treasury yields across the maturity spectrum. The greatest increase occurred among 3-year U.S. Treasury notes, with yield increases tapering off for longer-term U.S. Treasury securities. When interest-rates rise, bond prices tend to decline (and vice versa), which may account for the negative performance of several fixed-income sectors during the reporting period.

Through the ups and downs of the stock and bond markets, MainStay VP portfolio managers seek to pursue the objectives of their individual Portfolios using the investment strategies and processes outlined in the prospectus. As a MainStay VP shareholder, your investments are guided by the market experience and professional insight of our portfolio managers as they seek to deliver long-term returns within prospectus guidelines and manage the specific risks of their respective Portfolios.

Whatever direction the markets may take, MainStay encourages shareholders to maintain a long-term investment perspective. The report that follows contains additional information on the market events, investment decisions and specific securities that shaped the performance of your MainStay VP Portfolio during the six months ended June 30, 2018. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2018

Class	Inception Date	Six Months	One Year	Five Years	Since Inception	Gross Expense Ratio[2]
Initial Class Shares	2/17/2012	8.01%	19.40%	11.37%	10.96%	0.85%
Service Class Shares	2/17/2012	7.87	19.10	11.09	10.68	1.10

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
Russell 2000® Growth Index[3]	9.70%	21.86%	13.65%	13.69%
Morningstar Small Growth Category Average[4]	11.05	22.70	12.76	12.53

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	The Russell 2000® Growth Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Morningstar Small Growth Category Average is representative of funds that focus on faster-growing companies whose shares are at the lower end of the market-capitalization range. These portfolios tend to favor companies in up-and-coming industries or young firms in their early growth stages. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Eagle Small Cap Growth Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2018, to June 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2018, to June 30, 2018. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/18	Ending Account Value (Based on Actual Returns and Expenses) 6/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,080.10	$4.38	$1,020.60	$4.26	0.85%

Service Class Shares	$1,000.00	$1,078.70	$5.67	$1,019.30	$5.51	1.10%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Eagle Small Cap Growth Portfolio

Industry Composition as of June 30, 2018 (Unaudited)

Software	12.4%
Biotechnology	11.0
Machinery	5.3
Electronic Equipment, Instruments & Components	5.2
Health Care Equipment & Supplies	5.0
Banks	4.4
Hotels, Restaurants & Leisure	4.4
Health Care Technology	4.2
Specialty Retail	3.6
Semiconductors & Semiconductor Equipment	2.9
Chemicals	2.8
Oil, Gas & Consumable Fuels	2.8
Building Products	2.5
Commercial Services & Supplies	2.5
Health Care Providers & Services	2.5
Pharmaceuticals	2.5
Consumer Finance	2.1
Aerospace & Defense	2.0
Internet Software & Services	1.8
Auto Components	1.3
Diversified Consumer Services	1.3

Road & Rail	1.3%
Textiles, Apparel & Luxury Goods	1.3
Equity Real Estate Investment Trusts	1.2
Internet & Direct Marketing Retail	1.2
Communications Equipment	1.1
Construction Materials	1.1
Multiline Retail	1.1
Electrical Equipment	1.0
Distributors	0.9
Food & Staples Retailing	0.9
Household Durables	0.9
Insurance	0.9
Life Sciences Tools & Services	0.9
Capital Markets	0.7
IT Services	0.6
Media	0.3
Professional Services	0.3
Thrifts & Mortgage Finance	0.3
Short-Term Investment	0.2
Other Assets, Less Liabilities	1.3

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Holdings as of June 30, 2018 (excluding short-term investment) (Unaudited)

1.	RSP Permian, Inc.

2.	Quaker Chemical Corp.

3.	PTC, Inc.

4.	Planet Fitness, Inc., Class A

5.	Synovus Financial Corp.
6.	Trex Co., Inc.

7.	RealPage, Inc.

8.	Chart Industries, Inc.

9.	Teladoc, Inc.

10.	IPG Photonics Corp.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Bert L. Boksen, CFA, Eric Mintz, CFA, and Christopher Sassouni of Eagle Asset Management, Inc. (“Eagle”), the Portfolio’s Subadvisor.

How did MainStay VP Eagle Small Cap Growth Portfolio perform relative to its primary benchmark and peers during the six months ended June 30, 2018?

For the six months ended June 30, 2018, MainStay VP Eagle Small Cap Growth Portfolio returned 8.01% for Initial Class shares and 7.87% for Service Class shares. Over the same period, both share classes underperformed the 9.70% return of the Russell 2000® Growth Index,1 which is the Portfolio’s broad-based securities-market index, and the 11.05% return of the Morningstar Small Growth Category Average.2

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio’s underperformance relative to the Russell 2000® Growth Index during the reporting period was primarily attributable to relative results in the information technology sector, which has generated strong double-digit returns as of the end of the reporting period. While the Portfolio’s investments in stocks in the sector also posted double-digit absolute returns, they failed to keep up with information technology stocks in the benchmark. To a lesser extent, the Portfolio’s holdings in the financials sector also underperformed their benchmark counterparts, which weighed on the Portfolio’s relative performance during the reporting period.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Portfolio’s relative performance were health care, real estate and industrials. (Contributions take weightings and total returns into account.) The Portfolio held a slightly underweight position relative to the Russell 2000® Growth Index in health care, and the Portfolio’s holdings in the sector generated strong relative returns during the reporting period. In real estate, the Portfolio held an underweight position that posted solid relative performance. In industrials, the Portfolio was slightly underweight relative to the benchmark, and, despite the Portfolio’s holdings having slightly negative absolute returns during the reporting period, they fared better than their counterparts in the Russell 2000® Growth Index.

The Portfolio’s worst-performing sectors on a relative basis were information technology, financials and consumer discretionary. The Portfolio held a slightly overweight position in information technology but trailed information technology stocks in the Russell 2000® Growth Index. In financials, the Portfolio held a modestly overweight position but posted below-benchmark returns. In consumer discretionary, the Portfolio was modestly overweight relative to the benchmark, but its holdings were outpaced by consumer discretionary stocks in the benchmark.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

During the reporting period, the most substantial positive contributors to the Portfolio’s performance included Sarepta Therapeutics, Teladoc and PTC.

Sarepta Therapeutics discovers and develops therapies to treat rare neuromuscular diseases. Preliminary results from one of the company’s clinical trials assessing a Duchenne Muscular Dystrophy (DMD) drug candidate exceeded expectations, which sent shares of Sarepta higher during the reporting period.

Teladoc is an industry-leading telemedicine provider that offers remote physician access to patients as a component of its health plans. Teladoc has benefited from an increasing awareness of its compelling value proposition, while leveraging strategic acquisitions to expand its customer base as it seeks to drive future growth.

PTC develops and markets product-development software. The company has successfully transitioned its business to a recurring subscription model, and its new products targeting the industrial Internet of Things3 market have sold well.

During the reporting period, the most substantial detractors from the Portfolio’s performance included Coherent, LendingTree and Universal Electronics.

Coherent makes systems used in the fabrication of organic light-emitting diode (OLED) displays. The company’s shares continued to fall in the wake of an underwhelming launch of Apple’s iPhone X. Despite this near-term setback, we believed that Coherent was oversold.

LendingTree is an online marketplace connecting prospective borrowers with lenders. The company saw its shares pressured in a rising interest-rate environment. Investors were concerned about a possibly unfavorable effect on mortgage activity, which weighed on the company’s key mortgage-loan segment during the reporting period.

Universal Electronics, a manufacturer of voice-activated remote controls for television sets, traded off as the company provided weak guidance for the upcoming quarter. The guidance reduction reflected a significant cutback in orders from Comcast, which is a 20 percent customer, as well as continued delays in

1.	See footnote on page 5 for more information on the Russell 2000® Growth Index.
2.	See footnote on page 5 for more information on the Morningstar Small Growth Category Average.
3.

The Internet of Things (IoT) is a system of uniquely identifiable animate or inanimate entities or devices—such as satellites, servers, cell towers, smart phones and GPS devices—able to share data without human intervention.

8	MainStay VP Eagle Small Cap Growth Portfolio

the start-up of multiple new programs for advanced remote controls. We believe that Comcast will need to restock inventories shortly and that long-delayed programs will ultimately begin to ramp up. In our opinion, the stock is well-positioned for the balance of the year.

Did the Portfolio make any significant purchases or sales during the reporting period?

Among the stocks the Portfolio purchased during the reporting period was Weight Watchers International. The company provides comprehensive weight-management services, which we believe to be well-aligned with consumers’ increasing preference for healthy lifestyles. The company has also leveraged strong branding to drive increased awareness of and enrollment in its offerings. Another Portfolio purchase was Insulet, which develops and produces drug delivery systems such as wearable insulin pump–based delivery systems for diabetic patients. We view this as a substantial improvement over standard-practice injections. The systems can improve patient insulin administration and can help monitor insulin levels more continuously.

Among the Portfolio’s sales during the reporting period was Edge Therapeutics, which develops drug therapies used to treat serious neurological conditions. An interim analysis of the company’s Phase III clinical trial data for its aneurysm drug candidate failed to provide data compelling enough to continue the trial, which led to a sharp decline in the stock. Another stock the Portfolio sold was solid-waste disposal and processing company Waste Connections. Although the company has matured over the years and its stock has performed well for the Portfolio over the long-term, the stock’s market cap had appreciated substantially beyond the small-cap universe in which the Portfolio seeks to operate. As a result, we closed the position.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio increased its weightings relative to the Russell 2000® Growth Index in the information technology and real estate sectors. Information technology changed from effectively in-line with the benchmark to an overweight position, while the real estate sector changed from an underweight position to one that was slightly underweight. Over the same period, the Portfolio decreased its relative weightings in the industrials and consumer discretionary sectors. Industrials rotated from a slightly underweight position to an underweight position. In the consumer discretionary sector, the Portfolio shifted from an overweight position to one that was slightly overweight during the reporting period. Generally speaking, the Portfolio’s overweight and underweight positions tend to result from the appreciation (or depreciation) of the holdings in the Portfolio, but to a large degree, these weighting changes were a result of the Russell Index reconstitution, which occurs at the end of every June.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2018, the Portfolio held an overweight position relative to the Russell 2000® Growth Index in the information technology sector and slightly overweight positions in the financials and consumer discretionary sectors. Of particular note was the overweight position in the information technology sector, which resulted when the benchmark weighting in the Russell 2000® Growth Index was substantially lowered during the Russell reconstitution at the end of June. We prefer not to make sudden changes in sector weightings, even when the benchmark is reconstituted. Before the reconstitution, the Portfolio was effectively in-line with the benchmark’s information technology weighting.

As of June 30, 2018, the Portfolio held an underweight position in industrials and consumer staples and a slightly underweight position relative to the benchmark in real estate. As a result of the Russell reconstitution, the weighting of industrials in the Russell 2000® Growth Index increased, resulting in the Portfolio’s relative underweight position. In consumer staples, the strategy had the good fortune of having one of its core holdings acquired during the reporting period. When the deal closed, the Portfolio received cash for its shares in the company which resulted in an underweight position relative to the benchmark.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments June 30, 2018 (Unaudited)

	Shares	Value
Common Stocks 98.5%†
Aerospace & Defense 2.0%
Aerojet Rocketdyne Holdings, Inc. (a)	94,336	$2,781,968
Hexcel Corp.	77,118	5,119,093

		7,901,061

Auto Components 1.3%
Visteon Corp. (a)	39,719	5,133,284

Banks 4.4%
Glacier Bancorp, Inc.	51,968	2,010,122
♦Synovus Financial Corp.	131,731	6,959,349
Texas Capital Bancshares, Inc. (a)	53,474	4,892,871
UMB Financial Corp.	51,952	3,960,301

		17,822,643

Biotechnology 11.0%
Acceleron Pharma, Inc. (a)	50,024	2,427,165
Aimmune Therapeutics, Inc. (a)	74,987	2,016,400
Akebia Therapeutics, Inc. (a)	129,759	1,294,995
Amicus Therapeutics, Inc. (a)	131,476	2,053,655
Atara Biotherapeutics, Inc. (a)	77,119	2,834,123
Biohaven Pharmaceutical Holding Co., Ltd. (a)	58,865	2,326,345
Bluebird Bio, Inc. (a)	11,959	1,876,965
Dynavax Technologies Corp. (a)	122,692	1,871,053
Exact Sciences Corp. (a)	48,302	2,887,977
FibroGen, Inc. (a)	53,400	3,342,840
Genomic Health, Inc. (a)	24,985	1,259,244
Heron Therapeutics, Inc. (a)	96,681	3,756,057
Kura Oncology, Inc. (a)	69,127	1,258,111
Ligand Pharmaceuticals, Inc. (a)	17,255	3,574,718
Progenics Pharmaceuticals, Inc. (a)	307,655	2,473,546
Puma Biotechnology, Inc. (a)	16,180	957,047
Sage Therapeutics, Inc. (a)	19,979	3,127,313
Sarepta Therapeutics, Inc. (a)	38,892	5,140,745

		44,478,299

Building Products 2.5%
Builders FirstSource, Inc. (a)	182,415	3,336,370
♦Trex Co., Inc. (a)	110,366	6,907,808

		10,244,178

Capital Markets 0.7%
PJT Partners, Inc., Class A	19,146	1,022,205
Stifel Financial Corp.	37,200	1,943,700

		2,965,905

Chemicals 2.8%
♦Quaker Chemical Corp.	53,526	8,289,571
Sensient Technologies Corp.	40,923	2,928,041

		11,217,612

	Shares	Value
Commercial Services & Supplies 2.5%
Brink’s Co.	29,815	$2,377,746
MSA Safety, Inc.	49,994	4,816,422
Ritchie Brothers Auctioneers, Inc.	88,413	3,016,652

		10,210,820

Communications Equipment 1.1%
Infinera Corp. (a)	212,677	2,111,882
Lumentum Holdings, Inc. (a)	41,482	2,401,808

		4,513,690

Construction Materials 1.1%
Summit Materials, Inc., Class A (a)	165,701	4,349,651

Consumer Finance 2.1%
FirstCash, Inc.	37,350	3,355,897
Green Dot Corp., Class A (a)	70,922	5,204,966

		8,560,863

Distributors 0.9%
Pool Corp.	24,634	3,732,051

Diversified Consumer Services 1.3%
Weight Watchers International, Inc. (a)	52,701	5,328,071

Electrical Equipment 1.0%
Thermon Group Holdings, Inc. (a)	179,494	4,105,028

Electronic Equipment, Instruments & Components 5.2%
Cognex Corp.	90,382	4,031,941
Coherent, Inc. (a)	28,682	4,486,438
♦IPG Photonics Corp. (a)	26,393	5,823,088
Littelfuse, Inc.	16,104	3,674,611
nLight, Inc. (a)	96,000	3,173,760

		21,189,838

Equity Real Estate Investment Trusts 1.2%
GEO Group, Inc. (The)	66,614	1,834,550
Seritage Growth Properties, Class A (b)	74,736	3,171,048

		5,005,598

Food & Staples Retailing 0.9%
Casey’s General Stores, Inc.	36,065	3,789,710

Health Care Equipment & Supplies 5.0%
AxoGen, Inc. (a)	47,637	2,393,759
Insulet Corp. (a)	30,767	2,636,732
Merit Medical Systems, Inc. (a)	80,574	4,125,389
Natus Medical, Inc. (a)	90,611	3,126,079
NuVasive, Inc. (a)	48,765	2,541,632
Penumbra, Inc. (a)	27,275	3,768,041
West Pharmaceutical Services, Inc.	17,751	1,762,497

		20,354,129

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2018, excluding short-term investment. May be subject to change daily.

10	MainStay VP Eagle Small Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Health Care Providers & Services 2.5%
Encompass Health Corp.	47,217	$3,197,535
HealthEquity, Inc. (a)	56,152	4,217,015
Tivity Health, Inc. (a)	74,743	2,630,954

		10,045,504

Health Care Technology 4.2%
Cotiviti Holdings, Inc. (a)	79,628	3,513,983
Evolent Health, Inc., Class A (a)	122,963	2,588,371
Medidata Solutions, Inc. (a)	39,154	3,154,246
Omnicell, Inc. (a)	38,295	2,008,573
♦ Teladoc, Inc. (a)	101,094	5,868,507

		17,133,680

Hotels, Restaurants & Leisure 4.4%
Dave & Buster’s Entertainment, Inc. (a)	48,730	2,319,548
Penn National Gaming, Inc. (a)	170,972	5,742,950
♦Planet Fitness, Inc., Class A (a)	176,661	7,762,484
Wingstop, Inc.	38,659	2,014,907

		17,839,889

Household Durables 0.9%
Universal Electronics, Inc. (a)	115,825	3,828,016

Insurance 0.9%
Enstar Group, Ltd. (a)	18,394	3,813,076
Trupanion, Inc. (a)	376	14,514

		3,827,590

Internet & Direct Marketing Retail 1.2%
Nutrisystem, Inc.	128,957	4,964,845

Internet Software & Services 1.8%
Alarm.com Holdings, Inc. (a)	47,400	1,914,012
Cornerstone OnDemand, Inc. (a)	114,771	5,443,589

		7,357,601

IT Services 0.6%
Everi Holdings, Inc. (a)	358,935	2,584,332

Life Sciences Tools & Services 0.9%
PRA Health Sciences, Inc. (a)	37,141	3,467,484

Machinery 5.3%
♦ Chart Industries, Inc. (a)	98,827	6,095,649
John Bean Technologies Corp.	53,692	4,773,219
Kennametal, Inc.	69,737	2,503,558
WABCO Holdings, Inc. (a)	27,684	3,239,582
Woodward, Inc.	63,125	4,851,788

		21,463,796

Media 0.3%
New York Times Co., Class A	40,588	1,051,229

	Shares	Value
Multiline Retail 1.1%
Ollie’s Bargain Outlet Holdings, Inc. (a)	59,022	$4,279,095

Oil, Gas & Consumable Fuels 2.8%
♦ RSP Permian, Inc. (a)	257,484	11,334,446

Pharmaceuticals 2.5%
Catalent, Inc. (a)	45,639	1,911,818
Cymabay Therapeutics, Inc. (a)	108,130	1,451,104
Horizon Pharma PLC (a)	135,418	2,242,522
Nektar Therapeutics (a)	39,490	1,928,297
Zogenix, Inc. (a)	56,442	2,494,736

		10,028,477

Professional Services 0.3%
WageWorks, Inc. (a)	27,499	1,374,950

Road & Rail 1.3%
Landstar System, Inc.	47,133	5,146,924

Semiconductors & Semiconductor Equipment 2.9%
Entegris, Inc.	165,707	5,617,467
MKS Instruments, Inc.	18,388	1,759,732
Silicon Laboratories, Inc. (a)	33,322	3,318,871
Veeco Instruments, Inc. (a)	81,429	1,160,363

		11,856,433

Software 12.4%
Ellie Mae, Inc. (a)	20,914	2,171,710
Guidewire Software, Inc. (a)	57,845	5,135,479
Imperva, Inc. (a)	58,967	2,845,158
Manhattan Associates, Inc. (a)	55,762	2,621,372
Paylocity Holding Corp. (a)	47,948	2,822,219
Pegasystems, Inc.	80,298	4,400,330
♦ PTC, Inc. (a)	82,903	7,777,130
♦ RealPage, Inc. (a)	120,515	6,640,377
Tableau Software, Inc., Class A (a)	45,141	4,412,533
Take-Two Interactive Software, Inc. (a)	41,967	4,967,214
Ultimate Software Group, Inc. (a)	17,109	4,402,317
Zuora, Inc., Class A (a)	85,000	2,312,000

		50,507,839

Specialty Retail 3.6%
Camping World Holdings, Inc., Class A (b)	88,597	2,213,153
Floor & Decor Holdings, Inc., Class A (a)	75,209	3,710,060
Genesco, Inc. (a)	93,826	3,724,892
MarineMax, Inc. (a)	142,021	2,691,298
National Vision Holdings, Inc. (a)	64,189	2,347,392

		14,686,795

Textiles, Apparel & Luxury Goods 1.3%
Steven Madden, Ltd.	96,394	5,118,521

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Thrifts & Mortgage Finance 0.3%
LendingTree, Inc. (a)	5,301	$1,133,354

Total Common Stocks (Cost $295,966,393)		399,933,231

	Principal Amount
Short-Term Investment 0.2%
Repurchase Agreement 0.2%
Fixed Income Clearing Corp. 0.94%, dated 6/29/18 due 7/2/18 Proceeds at Maturity $958,444 (Collateralized by a United States Treasury Note with a rate of 1.00% and a maturity date of 10/15/19, with a Principal Amount of $995,000 and a Market Value of $978,723)	$958,369	958,369

Total Short-Term Investment (Cost $958,369)		958,369

Total Investments (Cost $296,924,762)	98.7%	400,891,600
Other Assets, Less Liabilities	1.3	5,097,982
Net Assets	100.0%	$405,989,582

(a)	Non-income producing security.

(b)

All or a portion of this security was held on loan. As of June 30, 2018, the market value of securities loaned was $4,484,497 and the Portfolio received non-cash collateral in the amount of $4,551,150 (See Note 2(H)).

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$399,933,231	$—	$—	$399,933,231
Short-Term Investment
Repurchase Agreement	—	958,369	—	958,369

Total Investments in Securities	$399,933,231	$958,369	$—	$400,891,600

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2018, the Portfolio did not have any transfers among levels. (See Note 2)

As of June 30, 2018, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay VP Eagle Small Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2018 (Unaudited)

Assets
Investment in securities, at value (identified cost $296,924,762) including securities on loan of $4,484,497	$400,891,600
Receivables:
Investment securities sold	6,311,170
Fund shares sold	146,407
Dividends and interest	80,946
Securities lending income	3,129
Other assets	1,779

Total assets	407,435,031

Liabilities
Payables:
Investment securities purchased	986,227
Manager (See Note 3)	276,494
Fund shares redeemed	114,377
Professional fees	28,783
NYLIFE Distributors (See Note 3)	20,859
Shareholder communication	13,267
Custodian	1,699
Trustees	583
Accrued expenses	3,160

Total liabilities	1,445,449

Net assets	$405,989,582

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$26,788
Additional paid-in capital	248,125,273

248,152,061
Net investment loss	(942,076)
Accumulated net realized gain (loss) on investments and foreign currency transactions	54,812,759
Net unrealized appreciation (depreciation) on investments	103,966,838

Net assets	$405,989,582

Initial Class
Net assets applicable to outstanding shares	$303,863,832

Shares of beneficial interest outstanding	19,960,891

Net asset value per share outstanding	$15.22

Service Class
Net assets applicable to outstanding shares	$102,125,750

Shares of beneficial interest outstanding	6,827,409

Net asset value per share outstanding	$14.96

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the six months ended June 30, 2018 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$830,771
Securities lending	42,915
Interest	7,622
Other	42

Total income	881,350

Expenses
Manager (See Note 3)	1,632,909
Distribution/Service—Service Class (See Note 3)	116,890
Professional fees	34,657
Shareholder communication	22,388
Trustees	4,329
Custodian	3,551
Miscellaneous	8,702

Total expenses	1,823,426

Net investment income (loss)	(942,076)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	33,820,935
Foreign currency transactions	(29)

Net realized gain (loss) on investments and foreign currency transactions	33,820,906

Net change in unrealized appreciation (depreciation) on investments	(1,702,600)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	32,118,306

Net increase (decrease) in net assets resulting from operations	$31,176,230

(a)	Dividends recorded net of foreign withholding taxes in the amount of $5,561.

14	MainStay VP Eagle Small Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2018 (Unaudited) and the year ended December 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(942,076)	$(1,997,475)
Net realized gain (loss) on investments and foreign currency transactions	33,820,906	23,511,295
Net change in unrealized appreciation (depreciation) on investments	(1,702,600)	55,630,656

Net increase (decrease) in net assets resulting from operations	31,176,230	77,144,476

Distributions to shareholders:
From net realized gain on investments:
Initial Class	—	(14,222,225)
Service Class	—	(3,993,048)

Total distributions to shareholders	—	(18,215,273)

Capital share transactions:
Net proceeds from sale of shares	18,998,630	29,718,568
Net asset value of shares issued to shareholders in reinvestment of distributions	—	18,215,273
Cost of shares redeemed	(47,178,224)	(56,379,082)

Increase (decrease) in net assets derived from capital share transactions	(28,179,594)	(8,445,241)

Net increase (decrease) in net assets	2,996,636	50,483,962

Net Assets
Beginning of period	402,992,946	352,508,984

End of period	$405,989,582	$402,992,946

Net investment loss at end of period	$(942,076)	$—

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,
Initial Class	2018*		2017		2016		2015		2014		2013
Net asset value at beginning of period	$14.09		$12.03		$11.53		$13.33		$13.07		$9.99

Net investment income (loss)	(0.03	)(a)	(0.06	)(a)	(0.05	)(a)	(0.07	)(a)	(0.04	)(a)	(0.03)
Net realized and unrealized gain (loss) on investments	1.16		2.78		1.19		(0.09)		0.36		3.12

Total from investment operations	1.13		2.72		1.14		(0.16)		0.32		3.09

Less dividends and distributions:
From net investment income	—		—		—		—		—		(0.01)
From net realized gain on investments	—		(0.66)		(0.64)		(1.64)		(0.06)		—

Total dividends and distributions	—		(0.66)		(0.64)		(1.64)		(0.06)		(0.01)

Net asset value at end of period	$15.22		$14.09		$12.03		$11.53		$13.33		$13.07

Total investment return (b)	8.02	% (c)	22.83%		10.01%		(0.91%)		2.52%		30.89%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.41	%)††	(0.48%)		(0.41%)		(0.53%)		(0.30%)		(0.27%)
Net expenses	0.85	% ††	0.85%		0.86%		0.85%		0.85%		0.85%
Portfolio turnover rate	16%		41%		36%		50%		51%		41%
Net assets at end of period (in 000’s)	$303,864		$312,106		$282,378		$319,580		$343,965		$430,114

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Six months ended June 30,		Year ended December 31,
Service Class	2018*		2017		2016		2015		2014		2013
Net asset value at beginning of period	$13.87		$11.88		$11.42		$13.25		$13.02		$9.97

Net investment income (loss)	(0.05	)(a)	(0.09	)(a)	(0.07	)(a)	(0.10	)(a)	(0.07	)(a)	(0.06)
Net realized and unrealized gain (loss) on investments	1.14		2.74		1.17		(0.09)		0.36		3.11

Total from investment operations	1.09		2.65		1.10		(0.19)		0.29		3.05

Less distributions:
From net realized gain on investments	—		(0.66)		(0.64)		(1.64)		(0.06)		—

Net asset value at end of period	$14.96		$13.87		$11.88		$11.42		$13.25		$13.02

Total investment return (b)	7.86	% (c)	22.53%		9.73%		(1.16%)		2.27%		30.56%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.66	%)††	(0.72%)		(0.66%)		(0.79%)		(0.55%)		(0.51%)
Net expenses	1.10	% ††	1.10%		1.11%		1.10%		1.10%		1.10%
Portfolio turnover rate	16%		41%		36%		50%		51%		41%
Net assets at end of period (in 000’s)	$102,126		$90,887		$70,131		$71,135		$61,536		$58,716

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

16	MainStay VP Eagle Small Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and Notes relate to the MainStay VP Eagle Small Cap Growth Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on February 17, 2012. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

17

Notes to Financial Statements (Unaudited) (continued)

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2018, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended;

(ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of June 30, 2018, there were no securities held by the Portfolio that were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or the Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Portfolio. Under the supervision of the Board, the Manager or the Subadvisor determine the liquidity of the Portfolio’s investments; in doing so, the Manager or the Subadvisor may consider various factors,

18	MainStay VP Eagle Small Cap Growth Portfolio

including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments, as shown in the Portfolio of Investments, was determined as of June 30, 2018 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, which are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(H)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio

19

Notes to Financial Statements (Unaudited) (continued)

may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. As of June 30, 2018, the Portfolio had securities on loan with a value of $4,484,497 and had received non-cash collateral of $4,551,150. Income earned from securities lending activity is reflected in the Statement of Operations.

(I)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Pursuant to the terms of a Subadvisory Agreement with New York Life Investments, Eagle Asset Management, Inc. (“Eagle” or the “Subadvisor”) a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Eagle, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the average daily net assets of 0.81%. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.785% on assets in excess of $1 billion. This agreement expires on May 1, 2019, and may only be amended or terminated prior to that date by action of the Board. During the six-month period ended June 30, 2018, the effective management fee rate was 0.81%.

During the six-month period ended June 30, 2018, New York Life Investments earned fees from the Portfolio in the amount of $1,632,909.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of June 30, 2018, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$297,072,615	$114,995,000	$(11,176,015)	$103,818,985

During the year ended December 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$ —	$18,215,273

20	MainStay VP Eagle Small Cap Growth Portfolio

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2018, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2018, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2018, purchases and sales of securities, other than short-term securities, were $65,155 and $99,049, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2018 and the year ended December 31, 2017, were as follows:

Initial Class	Shares	Amount
Six-month period ended June 30, 2018:
Shares sold	308,525	$4,520,301
Shares redeemed	(2,491,320)	(36,999,074)

Net increase (decrease)	(2,182,795)	$(32,478,773)

Year ended December 31, 2017:
Shares sold	692,295	$9,221,120
Shares issued to shareholders in reinvestment of dividends and distributions	1,046,271	14,222,225
Shares redeemed	(3,064,074)	(40,551,981)

Net increase (decrease)	(1,325,508)	$(17,108,636)

Service Class	Shares	Amount
Six-month period ended June 30, 2018:
Shares sold	979,635	$14,478,329
Shares redeemed	(706,646)	(10,179,150)

Net increase (decrease)	272,989	$4,299,179

Year ended December 31, 2017:
Shares sold	1,571,297	$20,497,448
Shares issued to shareholders in reinvestment of dividends and distributions	298,405	3,993,048
Shares redeemed	(1,220,798)	(15,827,101)

Net increase (decrease)	648,904	$8,663,395

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2018, events and transactions subsequent to June 30, 2018, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

21

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

22	MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2018 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2018 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781614	MSVPESCG10-08/18 (NYLIAC) NI515

MainStay VP Epoch U.S. Equity Yield Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2018

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

This page intentionally left blank

Message from the President

The six months ended June 30, 2018, saw mixed performance among stocks and bonds. U.S. stocks generally advanced during the reporting period, while international and emerging-market stocks declined.

According to FTSE-Russell data on U.S. stocks, the strongest performance came from the smallest companies during the reporting period, with growth stocks outperforming value stocks at all capitalization levels. While growth stocks provided positive total returns at all capitalization levels, value stocks of midcap and larger companies provided negative returns.

Among U.S. fixed-income securities, shorter-term instruments generally advanced during the first half of 2018, while longer-term bonds on balance declined. Although convertible bonds, bank loans and high-yield corporate bonds generated positive returns during the reporting period, most mortgage-backed securities declined. International and emerging-market bonds also provided negative total returns during the reporting period.

Several factors influenced the stock and bond markets during the first half of 2018. Major tax reforms were signed into law in December 2017 and boosted stock performance early in the reporting period. As the year progressed, however, trade tensions between the U.S. and several of its trading partners led to sustained market volatility, which adversely affected stock prices despite robust corporate earnings and profits. An historic meeting between leaders of the United States and North Korea lifted stock prices briefly in June 2018. While crude oil prices remained volatile, they generally rose during the reporting period, which helped many energy stocks.

The Federal Open Market Committee raised the federal funds target range twice during the reporting period, which led to rising U.S. Treasury yields across the maturity spectrum. The greatest increase occurred among 3-year U.S. Treasury notes, with yield increases tapering off for longer-term U.S. Treasury securities. When interest-rates rise, bond prices tend to decline (and vice versa), which may account for the negative performance of several fixed-income sectors during the reporting period.

Through the ups and downs of the stock and bond markets, MainStay VP portfolio managers seek to pursue the objectives of their individual Portfolios using the investment strategies and processes outlined in the prospectus. As a MainStay VP shareholder, your investments are guided by the market experience and professional insight of our portfolio managers as they seek to deliver long-term returns within prospectus guidelines and manage the specific risks of their respective Portfolios.

Whatever direction the markets may take, MainStay encourages shareholders to maintain a long-term investment perspective. The report that follows contains additional information on the market events, investment decisions and specific securities that shaped the performance of your MainStay VP Portfolio during the six months ended June 30, 2018. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2018

Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	5/1/1998	–2.16%	6.65%	7.98%	7.57%	0.72%
Service Class Shares	6/5/2003	–2.28	6.38	7.71	7.30	0.97

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell 1000® Value Index[2]	–1.69%	6.77%	10.34%	8.49%
U.S. Equity Yield Composite Index[3]	–0.37	9.28	11.55	10.59
Morningstar Large Value Category Average[4]	–0.95	9.04	9.94	8.30

1.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

2.

The Russell 1000® Value Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

3.

The Fund has selected the U.S. Equity Yield Composite Index as its secondary benchmark. The U.S. Equity Yield Composite Index consists of the MSCI USA High Dividend Yield Index and the MSCI USA Minimum Volatility (USD) Index weighted at 60% and 40%, respectively. The MSCI USA High Dividend Yield Index is based on the MSCI USA Index and includes large and mid-cap stocks. The MSCI USA High Dividend Yield Index is designed to reflect the performance of equities in the MSCI USA Index (excluding real estate investment trusts) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The MSCI USA Minimum Volatility (USD) Index aims to reflect the performance characteristics of a minimum variance strategy applied to the large and mid-cap USA equity universe. The MSCI USA Minimum Volatility (USD) Index is calculated by optimizing the MSCI USA Index in USD for the lowest absolute risk (within a given set of constraints). Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.

The Morningstar Large Value Category Average is representative of funds that invest primarily in big U.S. companies that are less expensive or growing more slowly than other large-cap stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Epoch U.S. Equity Yield Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2018, to June 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2018, to June 30, 2018. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/18	Ending Account Value (Based on Actual Returns and Expenses) 6/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$978.40	$3.34	$1,021.40	$3.41	0.68%

Service Class Shares	$1,000.00	$977.20	$4.56	$1,020.20	$4.66	0.93%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Epoch U.S. Equity Yield Portfolio

Industry Composition as of June 30, 2018 (Unaudited)

Electric Utilities	9.7%
Oil, Gas & Consumable Fuels	6.8
Multi-Utilities	6.4
Semiconductors & Semiconductor Equipment	6.0
Insurance	5.0
Aerospace & Defense	4.9
Diversified Telecommunication Services	4.7
Pharmaceuticals	4.2
Tobacco	4.2
Banks	3.4
Beverages	3.3
Equity Real Estate Investment Trusts	3.1
Household Products	3.1
Hotels, Restaurants & Leisure	2.9
Capital Markets	2.8
Electrical Equipment	2.6
Commercial Services & Supplies	2.5
Industrial Conglomerates	2.3
Chemicals	2.2
Biotechnology	2.0

Software	1.9%
Food Products	1.7
Communications Equipment	1.6
IT Services	1.6
Health Care Providers & Services	1.3
Household Durables	1.0
Specialty Retail	1.0
Food & Staples Retailing	0.9
Technology Hardware, Storage & Peripherals	0.9
Containers & Packaging	0.8
Air Freight & Logistics	0.7
Health Care Equipment & Supplies	0.7
Metals & Mining	0.6
Multiline Retail	0.6
Distributors	0.5
Automobiles	0.4
Short-Term Investment	1.6
Other Assets, Less Liabilities	0.1

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Holdings as of June 30, 2018 (excluding short-term investment) (Unaudited)

1.	Texas Instruments, Inc.

2.	Ameren Corp.

3.	Verizon Communications, Inc.

4.	Royal Dutch Shell PLC, Class A, Sponsored ADR

5.	Pfizer, Inc.
6.	Cisco Systems, Inc.

7.	Altria Group, Inc.

8.	AT&T, Inc.

9.	Arthur J. Gallagher & Co.

10.	Occidental Petroleum Corp.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Michael Welhoelter, CFA, William Priest, CFA, John M. Tobin, PhD, CFA, Kera Van Valen, CFA, of Epoch Investment Partners, Inc. (“Epoch”), the Portfolio’s Subadvisor.

How did MainStay VP Epoch U.S. Equity Yield Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2018?

For the six months ended June 30, 2018, MainStay VP Epoch U.S. Equity Yield Portfolio returned –2.16% for Initial Class shares and –2.28% for Service Class shares. Over the same period, both share classes underperformed the –1.69% return of the Russell 1000® Value Index,1 which is the Portfolio’s primary benchmark; the –0.37% return of the U.S. Equity Yield Composite Index,1 which is the Portfolio’s secondary benchmark; and the –0.95% return of the Morningstar Large Value Category Average.2

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio’s relative performance was hurt by overweight allocations relative to the Russell 1000® Value Index to consumer staples, industrials and telecommunication services and underweight allocations to energy, health care and real estate. Stock selection in consumer staples and energy further hindered the Portfolio’s relative performance. Positive contributions came from stock selection in the industrials, information technology, financials and telecommunication services sectors. (Contributions take weightings and total returns into account.) A substantially underweight allocation to financials also contributed positively to the Portfolio’s relative performance, as did an overweight allocation to the information technology sector.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Portfolio’s relative performance during the reporting period were financials, information technology and industrials sectors. Over the same period, the consumer staples and energy sectors detracted from the Portfolio’s relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

Among the stocks with the strongest positive contributions to absolute returns during the reporting period were software company Microsoft; oil, gas & consumable fuels company Occidental Petroleum; and aerospace & defense company Boeing.

Microsoft is a global software company for enterprises and consumers. The company has continued to shift toward subscription-based services and to reduce its reliance on its Windows operating systems. Continued above-industry growth rates in Microsoft’s cloud and data center businesses and the company’s reduced dependence on personal-computer-attached sales have driven higher cash flow growth and greater predictability.

Occidental Petroleum is a global company that explores for, produces and markets crude oil and natural gas. The company also owns midstream, marketing and chemical assets that help diversify its cash flow. As oil prices rose during the reporting period, Occidental Petroleum’s shares outperformed and the company successively delivered strong quarterly results.

Boeing is the world’s largest aerospace company serving commercial airlines as well as government defense and space programs globally. The company’s shares moved higher, helped by positive news flow around new plane orders, a potential tie-up with Embraer and solid production ramps. Cash flow generation remained strong, and we believe that the company’s dividend is attractive, growing and well-covered. The dividend is supplemented by a material share repurchase program.

Among the most significant detractors, on an absolute basis, were British American Tobacco, Philip Morris International and Altria Group. Each of these tobacco producers came under pressure as investors continued to focus on comments from the FDA about reducing nicotine levels to non-addictive levels. Peers in this industry have also been negatively affected by concerns about the pace of growth in next-generation products.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the Portfolio established several new positions, including casino & resort company Las Vegas Sands, electric utility FirstEnergy, household durables company Leggett & Platt, and telecommunications holding company BCE, Inc. Over the same period, the Portfolio eliminated several of its positions, including media company Time Warner, banking company Commonwealth Bank of Australia, electric utility and power management holding company Great Plains Energy, and chemicals company Agrium.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio increased its exposure to the consumer discretionary, financials and information technology sectors. Over the same period, the Portfolio decreased its positions in consumer staples, industrials and telecommunication services while maintaining overweight positions relative to the Russell 1000® Value Index in each of these sectors.

1.	See footnote on page 5 for more information on this index.
2.	See footnote on page 5 for more information on the Morningstar Large Value Category Average.

8	MainStay VP Epoch U.S. Equity Yield Portfolio

How was the Portfolio positioned at the end of the reporting period?

The Portfolio continues to seek attractive returns by investing in companies that are good capital allocators and that use capital effectively to fund internal projects or to make acquisitions. As of June 30, 2018, the Portfolio’s most-significantly overweight positions relative to the Russell 1000® Value Index were in utilities and consumer staples. As of the same date, the Portfolio’s most-substantially underweight positions relative to the benchmark were in financials and health care.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments June 30, 2018 (Unaudited)

	Shares	Value
Common Stocks 98.3%†
Aerospace & Defense 4.9%
Boeing Co.	45,591	$15,296,236
General Dynamics Corp.	42,909	7,998,667
Lockheed Martin Corp.	50,418	14,894,990
Raytheon Co.	46,663	9,014,358
United Technologies Corp.	80,991	10,126,305

		57,330,556

Air Freight & Logistics 0.7%
United Parcel Service, Inc., Class B	71,872	7,634,962

Automobiles 0.4%
Dong Energy A/S	306,264	4,914,006

Banks 3.4%
BB&T Corp.	124,694	6,289,565
M&T Bank Corp.	34,863	5,931,940
People’s United Financial, Inc.	528,856	9,567,005
U.S. Bancorp	226,882	11,348,638
Wells Fargo & Co.	111,564	6,185,108

		39,322,256

Beverages 3.3%
Coca-Cola Co.	175,927	7,716,158
Coca-Cola European Partners PLC	303,583	12,337,613
Molson Coors Brewing Co., Class B	101,373	6,897,419
PepsiCo., Inc.	104,591	11,386,822

		38,338,012

Biotechnology 2.0%
AbbVie, Inc.	157,691	14,610,071
Amgen, Inc.	48,272	8,910,529

		23,520,600

Capital Markets 2.8%
BlackRock, Inc.	31,109	15,524,635
CME Group, Inc.	100,836	16,529,037

		32,053,672

Chemicals 2.2%
DowDuPont, Inc.	227,419	14,991,461
Nutrien, Ltd.	185,046	10,062,801

		25,054,262

Commercial Services & Supplies 2.5%
Deluxe Corp.	90,645	6,001,605
Republic Services, Inc.	168,418	11,513,055
Waste Management, Inc.	148,036	12,041,248

		29,555,908

Communications Equipment 1.6%
♦Cisco Systems, Inc.	422,119	18,163,781

	Shares	Value
Containers & Packaging 0.8%
Bemis Co., Inc.	220,982	$9,327,650

Distributors 0.5%
Genuine Parts Co.	69,191	6,351,042

Diversified Telecommunication Services 4.7%
♦AT&T, Inc.	553,529	17,773,816
BCE, Inc.	274,082	11,097,580
CenturyLink, Inc.	359,364	6,698,545
♦Verizon Communications, Inc.	385,646	19,401,851

		54,971,792

Electric Utilities 9.7%
Alliant Energy Corp.	170,711	7,224,489
American Electric Power Co., Inc.	179,146	12,405,860
Duke Energy Corp.	213,473	16,881,445
Entergy Corp.	205,428	16,596,528
Evergy, Inc.	139,991	7,860,495
Eversource Energy	196,309	11,505,670
FirstEnergy Corp.	334,692	12,018,790
Pinnacle West Capital Corp.	108,345	8,728,273
PPL Corp.	411,392	11,745,242
Southern Co.	186,118	8,619,125

		113,585,917

Electrical Equipment 2.6%
Eaton Corp. PLC	221,519	16,556,330
Emerson Electric Co.	196,846	13,609,932

		30,166,262

Equity Real Estate Investment Trusts 3.1%
Iron Mountain, Inc.	340,055	11,905,326
Public Storage	36,472	8,274,038
Welltower, Inc.	262,819	16,476,123

		36,655,487

Food & Staples Retailing 0.9%
Walmart, Inc.	125,509	10,749,846

Food Products 1.7%
Campbell Soup Co.	181,291	7,349,537
Kraft Heinz Co.	196,846	12,365,866

		19,715,403

Health Care Equipment & Supplies 0.7%
Medtronic PLC	96,545	8,265,217

Health Care Providers & Services 1.3%
CVS Health Corp.	89,036	5,729,467
UnitedHealth Group, Inc.	37,545	9,211,290

		14,940,757

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2018, excluding short-term investment. May be subject to change daily.

10	MainStay VP Epoch U.S. Equity Yield Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Hotels, Restaurants & Leisure 2.9%
Brinker International, Inc.	124,973	$5,948,715
Las Vegas Sands Corp.	218,300	16,669,388
McDonald’s Corp.	72,945	11,429,752

		34,047,855

Household Durables 1.0%
Leggett & Platt, Inc.	251,555	11,229,415

Household Products 3.1%
Colgate-Palmolive Co.	82,600	5,353,306
Kimberly-Clark Corp.	159,836	16,837,124
Procter & Gamble Co.	175,391	13,691,022

		35,881,452

Industrial Conglomerates 2.3%
3M Co.	80,991	15,932,550
Honeywell International, Inc.	78,845	11,357,622

		27,290,172

Insurance 5.0%
Allianz S.E., Sponsored ADR	600,729	12,302,930
♦Arthur J. Gallagher & Co.	264,428	17,261,860
Marsh & McLennan Cos., Inc.	102,982	8,441,434
MetLife, Inc.	317,528	13,844,221
Travelers Cos., Inc.	56,854	6,955,518

		58,805,963

IT Services 1.6%
Automatic Data Processing, Inc.	46,127	6,187,476
Paychex, Inc.	179,146	12,244,629

		18,432,105

Metals & Mining 0.6%
Reliance Steel & Aluminum Co.	83,136	7,277,725

Multiline Retail 0.6%
Target Corp.	92,248	7,021,918

Multi-Utilities 6.4%
♦Ameren Corp.	340,055	20,692,347
Black Hills Corp.	134,091	8,207,710
CMS Energy Corp.	198,455	9,382,952
Dominion Energy, Inc.	182,364	12,433,578
NiSource, Inc.	323,428	8,499,688
WEC Energy Group, Inc.	246,191	15,916,248

		75,132,523

Oil, Gas & Consumable Fuels 6.8%
Enterprise Products Partners, L.P.	559,965	15,494,231
Exxon Mobil Corp.	185,046	15,308,856
Magellan Midstream Partners, L.P.	171,637	11,856,684
♦Occidental Petroleum Corp.	205,428	17,190,215
♦Royal Dutch Shell PLC, Class A, Sponsored ADR	276,764	19,160,372

		79,010,358

	Shares	Value
Pharmaceuticals 4.2%
Johnson & Johnson	133,018	$16,140,404
Merck & Co., Inc.	220,446	13,381,072
♦ Pfizer, Inc.	519,201	18,836,613

		48,358,089

Semiconductors & Semiconductor Equipment 6.0%
Analog Devices, Inc.	161,446	15,485,900
Intel Corp.	173,246	8,612,059
Maxim Integrated Products, Inc.	164,127	9,627,690
Microchip Technology, Inc.	74,018	6,731,937
QUALCOMM, Inc.	140,527	7,886,375
♦Texas Instruments, Inc.	191,482	21,110,891

		69,454,852

Software 1.9%
Microsoft Corp.	168,955	16,660,653
Oracle Corp.	131,409	5,789,880

		22,450,533

Specialty Retail 1.0%
Home Depot, Inc.	59,000	11,510,900

Technology Hardware, Storage & Peripherals 0.9%
Apple, Inc.	56,854	10,524,244

Tobacco 4.2%
♦Altria Group, Inc.	318,064	18,062,854
British American Tobacco PLC, Sponsored ADR	317,528	16,019,288
Philip Morris International, Inc.	182,364	14,724,069

		48,806,211

Total Common Stocks (Cost $1,104,021,483)		1,145,851,703

	Principal Amount
Short-Term Investment 1.6%
Repurchase Agreement 1.6%
Fixed Income Clearing Corp. 0.94%, dated 6/29/18 due 7/2/18 Proceeds at Maturity $19,047,344 (Collateralized by a United States Treasury Bond with a rate of 8.125% and a maturity date of 8/15/19, with a Principal Amount of $17,775,000, and a Market Value of $19,431,381)	$19,045,852	19,045,852

Total Short-Term Investment (Cost $19,045,852)		19,045,852

Total Investments (Cost $1,123,067,335)	99.9%	1,164,897,555
Other Assets, Less Liabilities	0.1	1,410,783
Net Assets	100.0%	$1,166,308,338

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,145,851,703	$—	$—	$1,145,851,703
Short-Term Investment
Repurchase Agreement	—	19,045,852	—	19,045,852

Total Investments in Securities	$1,145,851,703	$19,045,852	$—	$1,164,897,555

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2018, the Portfolio did not have any transfers among levels. (See Note 2)

As of June 30, 2018, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay VP Epoch U.S. Equity Yield Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2018 (Unaudited)

Assets
Investment in securities, at value (identified cost $1,123,067,335)	$1,164,897,555
Receivables:
Dividends and interest	2,756,764
Fund shares sold	85,559
Other assets	5,836

Total assets	1,167,745,714

Liabilities
Payables:
Manager (See Note 3)	681,767
Fund shares redeemed	562,612
NYLIFE Distributors (See Note 3)	100,936
Shareholder communication	43,588
Professional fees	35,179
Custodian	3,976
Trustees	1,943
Accrued expenses	7,375

Total liabilities	1,437,376

Net assets	$1,166,308,338

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$74,261
Additional paid-in capital	981,373,286

981,447,547
Undistributed net investment income	40,691,872
Accumulated net realized gain (loss) on investments and foreign currency transactions	102,339,916
Net unrealized appreciation (depreciation) on investments	41,830,220
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(1,217)

Net assets	$1,166,308,338

Initial Class
Net assets applicable to outstanding shares	$678,416,851

Shares of beneficial interest outstanding	42,938,283

Net asset value per share outstanding	$15.80

Service Class
Net assets applicable to outstanding shares	$487,891,487

Shares of beneficial interest outstanding	31,322,287

Net asset value per share outstanding	$15.58

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the six months ended June 30, 2018 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$21,451,629
Interest	98,244
Securities lending	511
Other	141

Total income	21,550,525

Expenses
Manager (See Note 3)	4,329,377
Distribution/Service—Service Class (See Note 3)	629,285
Shareholder communication	62,872
Professional fees	60,517
Trustees	13,974
Custodian	6,418
Interest expense	4,930
Miscellaneous	23,946

Total expenses before waiver/reimbursement	5,131,319
Expense waiver/reimbursement from Manager (See Note 3)	(189,809)

Net expenses	4,941,510

Net investment income (loss)	16,609,015

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on investments	25,759,798

Net change in unrealized appreciation (depreciation) on:
Investments	(74,328,542)
Translation of other assets and liabilities in foreign currencies	(1,217)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(74,329,759)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(48,569,961)

Net increase (decrease) in net assets resulting from operations	$(31,960,946)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $287,079.

14	MainStay VP Epoch U.S. Equity Yield Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2018 (Unaudited) and the year ended December 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$16,609,015	$24,238,098
Net realized gain (loss) on investments	25,759,798	121,391,754
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(74,329,759)	70,288,851

Net increase (decrease) in net assets resulting from operations	(31,960,946)	215,918,703

Dividends to shareholders:
From net investment income:
Initial Class	—	(10,084,134)
Service Class	—	(5,742,511)

Total dividends to shareholders	—	(15,826,645)

Capital share transactions:
Net proceeds from sale of shares	148,218,976	110,742,068
Net asset value of shares issued to shareholders in reinvestment of dividends	—	15,826,645
Cost of shares redeemed	(277,455,164)	(163,543,805)

Increase (decrease) in net assets derived from capital share transactions	(129,236,188)	(36,975,092)

Net increase (decrease) in net assets	(161,197,134)	163,116,966

Net Assets
Beginning of period	1,327,505,472	1,164,388,506

End of period	$1,166,308,338	$1,327,505,472

Undistributed net investment income at end of period	$40,691,872	$24,082,857

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,
Initial Class	2018*		2017	2016	2015	2014		2013
Net asset value at beginning of period	$16.15		$13.79	$15.58	$18.94	$17.64		$13.76

Net investment income (loss)	0.21	(a)	0.30 (a)	0.21 (a)	0.19 (a)	0.48	(a),(b)	0.28
Net realized and unrealized gain (loss) on investments	(0.56)		2.26	0.47	(0.95)	1.07		3.86

Total from investment operations	(0.35)		2.56	0.68	(0.76)	1.55		4.14

Less dividends and distributions:
From net investment income	—		(0.20)	(0.18)	(0.51)	(0.25)		(0.26)
From net realized gain on investments	—		—	(2.29)	(2.09)	—		—

Total dividends and distributions	—		(0.20)	(2.47)	(2.60)	(0.25)		(0.26)

Net asset value at end of period	$15.80		$16.15	$13.79	$15.58	$18.94		$17.64

Total investment return (c)	(2.17	%)(d)	18.66%	4.90%	(3.78%)	8.88%		30.29%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.72	% ††	2.01%	1.41%	1.07%	2.64	%(b)	1.54%
Net expenses	0.68	% ††	0.73%	0.79%	0.78%	0.79%		0.79%
Expenses (before waiver/reimbursement)	0.71	% ††	0.74%	—	—	—		—
Portfolio turnover rate	19%		122%	99%	86%	68%		50%
Net assets at end of period (in 000’s)	$678,417		$791,462	$637,936	$655,690	$722,647		$709,112

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Included in net investment income per share and the ratio of net investment income to average net assets are $0.07 and 0.39%, respectively, resulting from a special one-time dividend from Vodafone Group PLC that paid $4.92 per share.

(c)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Six months ended June 30,		Year ended December 31,
Service Class	2018*		2017	2016	2015	2014		2013
Net asset value at beginning of period	$15.94		$13.61	$15.40	$18.75	$17.48		$13.63

Net investment income (loss)	0.19	(a)	0.26 (a)	0.17 (a)	0.15 (a)	0.42	(a),(b)	0.20
Net realized and unrealized gain (loss) on investments	(0.55)		2.24	0.46	(0.95)	1.07		3.87

Total from investment operations	(0.36)		2.50	0.63	(0.80)	1.49		4.07

Less dividends and distributions:
From net investment income	—		(0.17)	(0.13)	(0.46)	(0.22)		(0.22)
From net realized gain on investments	—		—	(2.29)	(2.09)	—		—

Total dividends and distributions	—		(0.17)	(2.42)	(2.55)	(0.22)		(0.22)

Net asset value at end of period	$15.58		$15.94	$13.61	$15.40	$18.75		$17.48

Total investment return (c)	(2.26	%)(d)	18.37%	4.63%	(4.02%)	8.61%		29.96%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.47	% ††	1.73%	1.16%	0.82%	2.36	%(b)	1.29%
Net expenses	0.93	% ††	0.98%	1.04%	1.03%	1.04%		1.04%
Expenses (before waiver/reimbursement)	0.96	% ††	0.99%	—	—	—		—
Portfolio turnover rate	19%		122%	99%	86%	68%		50%
Net assets at end of period (in 000’s)	$487,891		$536,044	$526,452	$569,660	$647,096		$614,863

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Included in net investment income per share and the ratio of net investment income to average net assets are $0.07 and 0.39%, respectively, resulting from a special one-time dividend from Vodafone Group PLC that paid $4.92 per share.

(c)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

16	MainStay VP Epoch U.S. Equity Yield Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Epoch U.S. Equity Yield Portfolio (formerly known as MainStay VP ICAP Select Equity Portfolio) (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on May 1, 1998. Service Class shares commenced operations on June 5, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek current income and capital appreciation.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

17

Notes to Financial Statements (Unaudited) (continued)

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2018, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended;

(ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of June 30, 2018, there were no securities held by the Portfolio that were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is

18	MainStay VP Epoch U.S. Equity Yield Portfolio

“more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, which are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the

Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(H)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activity is reflected in the Statement of Operations. As of the six-month period ended June 30, 2018, the Portfolio did not have any portfolio securities on loan.

(I)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

19

Notes to Financial Statements (Unaudited) (continued)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Epoch Investment Partners, Inc. (“Epoch” or the “Subadvisor”), a registered investment adviser, is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor. Prior to January 9, 2017, Institutional Capital LLC served as Subadvisor to the Portfolio.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the Portfolio’s average daily net assets. Effective March 13, 2017, the Fund, on behalf of the Portfolio, pays New York Life Investments at the rate of 0.70% up to $500 million; 0.68% from $500 million to $1 billion; 0.66% from $1 billion to $2 billion; and 0.65% on assets over $2 billion. During the six-month period ended June 30, 2018, the effective management fee rate was 0.68%.

Effective November 1, 2017, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Service Class shares do not exceed 0.93% of average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement to Initial Class shares. This agreement will remain in effect until May 1, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the six-month period ended June 30, 2018, New York Life Investments earned fees from the Portfolio in the amount of $4,329,377 and waived fees/reimbursed expenses in the amount of $189,809.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of June 30, 2018, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,123,157,193	$99,455,842	$(57,715,480)	$41,740,362

During the year ended December 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$15,826,645	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with

20	MainStay VP Epoch U.S. Equity Yield Portfolio

an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2018, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2018, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2018, purchases and sales of securities, other than short-term securities, were $239,826 and $338,393, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2018 and the year ended December 31, 2017, were as follows:

Initial Class	Shares	Amount
Six-month period ended June 30, 2018:
Shares sold	8,537,754	$135,752,425
Shares redeemed	(14,608,846)	(228,881,497)

Net increase (decrease)	(6,071,092)	$(93,129,072)

Year ended December 31, 2017:
Shares sold	6,069,826	$88,010,419
Shares issued to shareholders in reinvestment of dividends and distributions	652,628	10,084,134
Shares redeemed	(3,976,148)	(60,238,243)

Net increase (decrease)	2,746,306	$37,856,310

Service Class	Shares	Amount
Six-month period ended June 30, 2018:
Shares sold	799,907	$12,466,551
Shares redeemed	(3,105,023)	(48,573,667)

Net increase (decrease)	(2,305,116)	$(36,107,116)

Year ended December 31, 2017:
Shares sold	1,535,676	$22,731,649
Shares issued to shareholders in reinvestment of dividends and distributions	376,283	5,742,511
Shares redeemed	(6,955,755)	(103,305,562)

Net increase (decrease)	(5,043,796)	$(74,831,402)

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2018, events and transactions subsequent to June 30, 2018, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

21

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

22	MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2018 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2018 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781616	MSVPEUE10-08/18 (NYLIAC) NI521

MainStay VP Epoch U.S. Small Cap Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2018

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

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Message from the President

The six months ended June 30, 2018, saw mixed performance among stocks and bonds. U.S. stocks generally advanced during the reporting period, while international and emerging-market stocks declined.

According to FTSE-Russell data on U.S. stocks, the strongest performance came from the smallest companies during the reporting period, with growth stocks outperforming value stocks at all capitalization levels. While growth stocks provided positive total returns at all capitalization levels, value stocks of midcap and larger companies provided negative returns.

Among U.S. fixed-income securities, shorter-term instruments generally advanced during the first half of 2018, while longer-term bonds on balance declined. Although convertible bonds, bank loans and high-yield corporate bonds generated positive returns during the reporting period, most mortgage-backed securities declined. International and emerging-market bonds also provided negative total returns during the reporting period.

Several factors influenced the stock and bond markets during the first half of 2018. Major tax reforms were signed into law in December 2017 and boosted stock performance early in the reporting period. As the year progressed, however, trade tensions between the U.S. and several of its trading partners led to sustained market volatility, which adversely affected stock prices despite robust corporate earnings and profits. An historic meeting between leaders of the United States and North Korea lifted stock prices briefly in June 2018. While crude oil prices remained volatile, they generally rose during the reporting period, which helped many energy stocks.

The Federal Open Market Committee raised the federal funds target range twice during the reporting period, which led to rising U.S. Treasury yields across the maturity spectrum. The greatest increase occurred among 3-year U.S. Treasury notes, with yield increases tapering off for longer-term U.S. Treasury securities. When interest-rates rise, bond prices tend to decline (and vice versa), which may account for the negative performance of several fixed-income sectors during the reporting period.

Through the ups and downs of the stock and bond markets, MainStay VP portfolio managers seek to pursue the objectives of their individual Portfolios using the investment strategies and processes outlined in the prospectus. As a MainStay VP shareholder, your investments are guided by the market experience and professional insight of our portfolio managers as they seek to deliver long-term returns within prospectus guidelines and manage the specific risks of their respective Portfolios.

Whatever direction the markets may take, MainStay encourages shareholders to maintain a long-term investment perspective. The report that follows contains additional information on the market events, investment decisions and specific securities that shaped the performance of your MainStay VP Portfolio during the six months ended June 30, 2018. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2018

Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	5/1/1998	–0.04%	8.99%	10.08%	8.82%	0.80%
Service Class Shares	6/5/2003	–0.16	8.72	9.80	8.55	1.05

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell 2500™ Index[2]	5.46%	16.24%	12.29%	10.74%
Morningstar Small Blend Category Average[3]	5.26	14.67	11.02	9.73

1.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

2.

The Russell 2500™ Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell 2500™ Index measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500™ Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.

The Morningstar Small Blend Category Average is representative of funds that favor U.S. firms at the smaller end of the market-capitalization range. Some aim to own an array of value and growth stocks while others employ a discipline that leads to holdings with valuations and growth rates close to the small-cap averages. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as small cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Epoch U.S. Small Cap Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2018, to June 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2018, to June 30, 2018. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/18	Ending Account Value (Based on Actual Returns and Expenses) 6/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$999.60	$4.02	$1,020.80	$4.06	0.81%

Service Class Shares	$1,000.00	$998.40	$5.25	$1,019.50	$5.31	1.06%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Epoch U.S. Small Cap Portfolio

Industry Composition as of June 30, 2018 (Unaudited)

Banks	9.7%
Hotels, Restaurants & Leisure	7.6
Health Care Providers & Services	6.4
Machinery	6.4
Semiconductors & Semiconductor Equipment	6.0
Capital Markets	5.1
Commercial Services & Supplies	4.9
Energy Equipment & Services	4.5
Auto Components	3.8
Equity Real Estate Investment Trusts	3.4
Food Products	3.3
Life Sciences Tools & Services	2.3
Thrifts & Mortgage Finance	2.1
Chemicals	2.0
Construction Materials	1.9
Health Care Equipment & Supplies	1.9
Electronic Equipment, Instruments & Components	1.8
Household Durables	1.8
Software	1.8

Leisure Products	1.7%
Road & Rail	1.7
Aerospace & Defense	1.6
IT Services	1.6
Internet Software & Services	1.6
Metals & Mining	1.6
Textiles, Apparel & Luxury Goods	1.6
Household Products	1.4
Pharmaceuticals	1.3
Real Estate Management & Development	1.3
Building Products	1.2
Internet & Direct Marketing Retail	1.2
Consumer Finance	1.0
Food & Staples Retailing	1.0
Insurance	1.0
Professional Services	0.6
Short-Term Investment	2.0
Other Assets, Less Liabilities	–0.1

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Holdings as of June 30, 2018 (excluding short-term investment) (Unaudited)

1.	GEO Group, Inc.

2.	US Ecology, Inc.

3.	LCI Industries

4.	Eagle Bancorp, Inc.

5.	Valvoline, Inc.
6.	Molina Healthcare, Inc.

7.	Cedar Fair, L.P.

8.	Encompass Health Corp.

9.	Extended Stay America, Inc.

10.	Texas Capital Bancshares, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers David Pearl, Michael Welhoelter, Michael J. Caputo and Justin Howell of Epoch Investment Partners, Inc., the Portfolio’s Subadvisor.

How did MainStay VP Epoch U.S. Small Cap Portfolio perform relative to its benchmark and peers for the six months ended June 30, 2018?

For the six months ended June 30, 2018, MainStay VP Epoch U.S. Small Cap Portfolio returned –0.04% for Initial Class shares and –0.16% for Service Class shares. Over the same period, both share classes underperformed the 5.46% return of the Russell 2500™ Index,1 which is the Portfolio’s benchmark, and the 5.26% return of the Morningstar Small Blend Category Average.2

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio underperformed its benchmark during the reporting period. While security selection was positive in the energy and real estate sectors, security selection in other sectors more than offset that advantage. Certain holdings in the consumer discretionary, industrials and information technology sectors detracted from relative performance. Nine of eleven sectors posted positive returns for the reporting period. The Portfolio’s underweight position relative to the benchmark in information technology, up 13.1% in the benchmark, and it’s overweight position in financials, up only 3.7% in the benchmark, were among the Portfolio positions that detracted from relative performance during the reporting period.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

During the reporting period, real estate and energy provided positive contributions to the Portfolio’s relative performance. (Contributions take weightings and total returns into account.) Over the same period, the weakest sector contributions came from the Portfolio’s holdings in the information technology, industrials and consumer discretionary sectors.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The stocks that provided the strongest positive contributions to the Portfolio’s absolute performance during the reporting period were IT services company CSRA and health care providers & services company Molina Healthcare. Over the same period, electronic equipment, instruments & components company Universal Display; building products company JELD-WEN Holding; and auto components company LCI Industries were the most substantial detractors.

Molina HealthCare’s shares moved higher after the company reported fourth-quarter adjusted profits that exceeded expectations. We believe that the company is well-positioned for long-term growth in the Medicaid Insurance market. According to recent CMS projections, Medicaid membership is expected to grow from 65 million lives in 2013 to 82 million lives in 2020. In addition, we believe that the company has an opportunity to increase its operating margins by leveraging its fixed cost over a larger membership base. CSRA’s shares rose after the company received an all cash tender offer at $40.75 per share from General Dynamics. Later, CACI International offered a cash and stock proposal initially valued at $42.15 per share, forcing General Dynamics to increase its bid. We opted to sell the Portfolio’s position in CSRA as the acquisition price increased.

During the reporting period, OLED (organic light emitting diode) growth had slowed, which affected the stock price of Universal Display. In addition, new accounting rules lowered the company’s revenue, which resulted in a measure of confusion, although the company’s cash flow was not affected. We believe that OLED remains cheap compared to Universal Display’s growth prospects.

Shares of window and door maker JELD-WEN were weak during the reporting period after initial 2018 guidance came in slightly below expectations and the building products group came under pressure from concerns over rising interest rates affecting the housing market. We believe that Jeld-Wen is positioned to continue to grow free cash flow from ongoing growth in demand from new housing builds as well as their own internal margin-improvement efforts.

LCI Industries is an RV component supplier that came under pressure during the reporting period over concerns about dealer inventory and rising input costs. LCI Industries continued to deliver solid free cash flow and high returns on invested capital. We believe that end-market demand remains and that the company could recover rising input costs.

Did the Portfolio make any significant purchases or sales during the reporting period?

Among the Portfolio’s new purchases during the reporting period were positions in homebuilder LGI Homes; electronic equipment, instruments & components company Coherent; Internet mailing & shipping company Stamps.com; and biopharmaceutical company Jazz Pharmaceuticals PLC. During the reporting period, the Portfolio exited several positions. Among them were positions in software company Barracuda Networks; independent power & renewable electricity producer Algonquin Power & Utilities; building products company Insteel Industries; and hotels, restaurants & leisure company Playa Hotels & Resorts N.V.

1.	See footnote on page 5 for more information on the Russell 2500™ Index.
2.	See footnote on page 5 for more information on the Morningstar Small Blend Category Average.

8	MainStay VP Epoch U.S. Small Cap Portfolio

How did the Portfolio’s sector weightings change during the reporting period?

The Portfolio’s most significant weighting changes during the reporting period included weighting increases in consumer discretionary and energy. Over the same period, the Portfolio decreased its weightings in financials and real estate.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2018, the Portfolio held overweight positions relative to the Russell 2500™ Index in consumer discretionary, consumer staples, financials and industrials. As of the same date, the Portfolio held underweight positions in energy, health care, information technology, materials, real estate, telecommunication services and utilities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments June 30, 2018 (Unaudited)

	Shares	Value

Common Stocks 98.1%†
Aerospace & Defense 1.6%
Hexcel Corp.	110,200	$7,315,076

Auto Components 3.8%
Dorman Products, Inc. (a)	116,340	7,947,185
♦LCI Industries	107,240	9,667,686

		17,614,871

Banks 9.7%
Bank of Hawaii Corp.	96,694	8,066,213
Bank of The Ozarks, Inc.	138,288	6,228,492
♦Eagle Bancorp, Inc. (a)	154,250	9,455,525
Horizon Bancorp, Inc.	314,217	6,501,150
♦Texas Capital Bancshares, Inc. (a)	95,620	8,749,230
Western Alliance Bancorp (a)	114,344	6,473,014

		45,473,624

Building Products 1.2%
American Woodmark Corp. (a)	59,333	5,431,936

Capital Markets 5.1%
Artisan Partners Asset Management, Inc., Class A	199,835	6,025,025
Diamond Hill Investment Group, Inc.	37,912	7,371,230
Morningstar, Inc.	54,033	6,929,733
Pzena Investment Management, Inc., Class A	408,967	3,766,586

		24,092,574

Chemicals 2.0%
♦Valvoline, Inc.	432,616	9,331,527

Commercial Services & Supplies 4.9%
Casella Waste Systems, Inc., Class A (a)	276,730	7,087,055
Knoll, Inc.	289,315	6,020,645
♦US Ecology, Inc.	151,794	9,669,278

		22,776,978

Construction Materials 1.9%
Summit Materials, Inc., Class A (a)	332,598	8,730,697

Consumer Finance 1.0%
Credit Acceptance Corp. (a)	13,813	4,881,514

Electronic Equipment, Instruments & Components 1.8%
Coherent, Inc. (a)	54,486	8,522,700

Energy Equipment & Services 4.5%
Core Laboratories N.V.	51,109	6,450,467
Newpark Resources, Inc. (a)	552,539	5,995,048

	Shares	Value

Energy Equipment & Services (continued)
Oil States International, Inc. (a)	268,902	$8,631,754

		21,077,269

Equity Real Estate Investment Trusts 3.4%
CubeSmart	164,227	5,291,394
♦GEO Group, Inc.	382,633	10,537,713

		15,829,107

Food & Staples Retailing 1.0%
Casey’s General Stores, Inc.	46,648	4,901,772

Food Products 3.3%
B&G Foods, Inc. (b)	289,008	8,641,339
J & J Snack Foods Corp.	43,221	6,589,906

		15,231,245

Health Care Equipment & Supplies 1.9%
LeMaitre Vascular, Inc.	259,693	8,694,522

Health Care Providers & Services 6.4%
AMN Healthcare Services, Inc. (a)	80,983	4,745,604
♦Encompass Health Corp.	131,688	8,917,911
♦Molina Healthcare, Inc. (a)	92,473	9,056,806
Universal Health Services, Inc., Class B	66,458	7,406,079

		30,126,400

Hotels, Restaurants & Leisure 7.6%
♦Cedar Fair, L.P.	143,660	9,052,016
Cheesecake Factory, Inc.	91,936	5,061,996
Eldorado Resorts, Inc. (a)	109,587	4,284,852
♦Extended Stay America, Inc.	407,651	8,809,338
Papa John’s International, Inc.	164,994	8,368,496

		35,576,698

Household Durables 1.8%
LGI Homes, Inc. (a)	147,957	8,541,558

Household Products 1.4%
Central Garden & Pet Co., Class A (a)	156,706	6,341,892

Insurance 1.0%
Universal Insurance Holdings, Inc.	134,461	4,719,581

Internet & Direct Marketing Retail 1.2%
PetMed Express, Inc.	130,361	5,742,402

Internet Software & Services 1.6%
Stamps.com, Inc. (a)	29,959	7,581,125

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2018, excluding short-term investment. May be subject to change daily.

10	MainStay VP Epoch U.S. Small Cap Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
IT Services 1.6%
Sabre Corp.	295,148	$7,272,447

Leisure Products 1.7%
Brunswick Corp.	124,014	7,996,423

Life Sciences Tools & Services 2.3%
Bio-Rad Laboratories, Inc., Class A (a)	5,514	1,591,009
Bio-Techne Corp.	23,742	3,512,629
Bruker Corp.	201,523	5,852,228

		10,955,866

Machinery 6.4%
Alamo Group, Inc.	62,284	5,627,982
John Bean Technologies Corp.	75,206	6,685,814
Kadant, Inc.	48,500	4,663,275
Timken Co.	104,368	4,545,226
Woodward, Inc.	111,428	8,564,356

		30,086,653

Metals & Mining 1.6%
Compass Minerals International, Inc.	116,954	7,689,726

Pharmaceuticals 1.3%
Jazz Pharmaceuticals PLC (a)	36,682	6,320,309

Professional Services 0.6%
Insperity, Inc.	27,320	2,602,230

Real Estate Management & Development 1.3%
Howard Hughes Corp. (a)	46,658	6,182,185

Road & Rail 1.7%
Genesee & Wyoming, Inc., Class A (a)	99,303	8,075,320

Semiconductors & Semiconductor Equipment 6.0%
Advanced Energy Industries, Inc. (a)	94,699	5,501,065
Cypress Semiconductor Corp.	123,001	1,916,356
Ichor Holdings, Ltd. (a)	80,578	1,709,865
Inphi Corp. (a)	242,196	7,898,012
Marvell Technology Group, Ltd.	120,244	2,578,031
Universal Display Corp.	96,233	8,276,038

		27,879,367

Software 1.8%
8x8, Inc. (a)	130,981	2,626,169
PTC, Inc. (a)	17,002	1,594,958
QAD, Inc., Class A	85,490	4,287,323

		8,508,450

	Shares	Value

Textiles, Apparel & Luxury Goods 1.6%
Carter’s, Inc.	70,141	$7,602,583

Thrifts & Mortgage Finance 2.1%
BofI Holding, Inc. (a)	111,010	4,541,419
Hingham Institution For Savings	24,126	5,300,482

		9,841,901

Total Common Stocks (Cost $424,236,147)		459,548,528

	Principal Amount
Short-Term Investment 2.0%
Repurchase Agreement 2.0%
Fixed Income Clearing Corp. 0.94%, dated 6/29/18 due 7/2/18 Proceeds at Maturity $9,205,709 (Collateralized by a Federal Home Loan Mortgage Corporation with a rate of 1.25% and a maturity date of 10/2/19, with a Principal Amount of $9,505,000 and a Market Value of $9,391,453)	$9,204,988	9,204,988

Total Short-Term Investment (Cost $9,204,988)		9,204,988

Total Investments (Cost $433,441,135)	100.1%	468,753,516
Other Assets, Less Liabilities	(0.1)	(367,382)
Net Assets	100.0%	$468,386,134

(a)	Non-income producing security.

(b)

All or a portion of this security was held on loan. As of June 30, 2018, the market value of securities loaned was $8,554,898 and the Portfolio received non-cash collateral in the amount of $9,298,803 (See Note 2(H)).

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$459,548,528	$—	$—	$459,548,528
Short-Term Investment
Repurchase Agreement	—	9,204,988	—	9,204,988

Total Investments in Securities	$459,548,528	$9,204,988	$—	$468,753,516

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2018, the Portfolio did not have any transfers among levels. (See Note 2)

As of June 30, 2018, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay VP Epoch U.S. Small Cap Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2018 (Unaudited)

Assets
Investment in securities, at value (identified cost $433,441,135) including securities on loan of $8,554,898	$468,753,516
Receivables:
Dividends and interest	282,259
Securities lending income	28,008
Fund shares sold	15,985
Other assets	2,206

Total assets	469,081,974

Liabilities
Payables:
Manager (See Note 3)	304,969
Fund shares redeemed	298,361
NYLIFE Distributors (See Note 3)	44,064
Professional fees	28,388
Shareholder communication	14,794
Custodian	840
Trustees	739
Accrued expenses	3,685

Total liabilities	695,840

Net assets	$468,386,134

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$35,826
Additional paid-in capital	345,557,023

345,592,849
Undistributed net investment income	4,970,616
Accumulated net realized gain (loss) on investments	82,510,288
Net unrealized appreciation (depreciation) on investments	35,312,381

Net assets	$468,386,134

Initial Class
Net assets applicable to outstanding shares	$259,771,380

Shares of beneficial interest outstanding	19,507,185

Net asset value per share outstanding	$13.32

Service Class
Net assets applicable to outstanding shares	$208,614,754

Shares of beneficial interest outstanding	16,318,641

Net asset value per share outstanding	$12.78

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the six months ended June 30, 2018 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$3,626,308
Securities lending	153,966
Interest	37,524
Other	52

Total income	3,817,850

Expenses
Manager (See Note 3)	1,868,352
Distribution/Service—Service Class (See Note 3)	267,553
Professional fees	36,660
Shareholder communication	24,473
Custodian	7,631
Trustees	5,453
Miscellaneous	10,284

Total expenses	2,220,406

Net investment income (loss)	1,597,444

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	29,674,875
Net change in unrealized appreciation (depreciation) on investments	(31,609,660)

Net realized and unrealized gain (loss) on investments	(1,934,785)

Net increase (decrease) in net assets resulting from operations	$(337,341)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $12,239.

14	MainStay VP Epoch U.S. Small Cap Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2018 (Unaudited) and the year ended December 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,597,444	$1,007,365
Net realized gain (loss) on investments	29,674,875	55,537,545
Net change in unrealized appreciation (depreciation) on investments	(31,609,660)	17,591,312

Net increase (decrease) in net assets resulting from operations	(337,341)	74,136,222

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(1,376,109)
Service Class	—	(596,681)

	—	(1,972,790)

From net realized gain on investments:
Initial Class	—	(26,623,471)
Service Class	—	(20,467,471)

	—	(47,090,942)

Total dividends and distributions to shareholders	—	(49,063,732)

Capital share transactions:
Net proceeds from sale of shares	12,652,701	41,870,233
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	49,063,732
Cost of shares redeemed	(56,061,105)	(98,609,916)

Increase (decrease) in net assets derived from capital share transactions	(43,408,404)	(7,675,951)

Net increase (decrease) in net assets	(43,745,745)	17,396,539

Net Assets
Beginning of period	512,131,879	494,735,340

End of period	$468,386,134	$512,131,879

Undistributed net investment income at end of period	$4,970,616	$3,373,172

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,
Initial Class	2018*		2017	2016	2015	2014	2013
Net asset value at beginning of period	$13.32		$12.71	$11.53	$13.52	$13.78	$10.06

Net investment income (loss) (a)	0.05		0.04	0.10	0.08	0.09	0.05
Net realized and unrealized gain (loss) on investments	(0.05)		1.90	1.72	(0.58)	0.72	3.76

Total from investment operations	0.00		1.94	1.82	(0.50)	0.81	3.81

Less dividends and distributions:
From net investment income	—		(0.07)	(0.05)	(0.07)	(0.04)	(0.09)
From net realized gain on investments	—		(1.26)	(0.59)	(1.42)	(1.03)	—

Total dividends and distributions	—		(1.33)	(0.64)	(1.49)	(1.07)	(0.09)

Net asset value at end of period	$13.32		$13.32	$12.71	$11.53	$13.52	$13.78

Total investment return (b)	0.00	%(c)‡	15.80%	16.17%	(3.86%)	6.59%	37.90%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.77	%††	0.30%	0.82%	0.63%	0.68%	0.39%
Net expenses	0.81	%††	0.80%	0.81%	0.81%	0.82%	0.82%
Portfolio turnover rate	51%		58%	78%	41%	42%	40%
Net assets at end of period (in 000’s)	$259,771		$288,191	$295,531	$282,077	$204,562	$232,795

*	Unaudited.
††	Annualized.
‡	Less than one-tenth of a percent.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Six months ended June 30,		Year ended December 31,
Service Class	2018*		2017	2016	2015	2014	2013
Net asset value at beginning of period	$12.80		$12.27	$11.15	$13.12	$13.41	$9.80

Net investment income (loss) (a)	0.03		0.01	0.07	0.04	0.06	0.01
Net realized and unrealized gain (loss) on investments	(0.05)		1.82	1.66	(0.55)	0.70	3.67

Total from investment operations	(0.02)		1.83	1.73	(0.51)	0.76	3.68

Less dividends and distributions:
From net investment income	—		(0.04)	(0.02)	(0.04)	(0.02)	(0.07)
From net realized gain on investments	—		(1.26)	(0.59)	(1.42)	(1.03)	—

Total dividends and distributions	—		(1.30)	(0.61)	(1.46)	(1.05)	(0.07)

Net asset value at end of period	$12.78		$12.80	$12.27	$11.15	$13.12	$13.41

Total investment return (b)	(0.16%)		15.52%	15.88%	(4.10%)	6.33%	37.56%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.52	% ††	0.06%	0.60%	0.33%	0.44%	0.13%
Net expenses	1.06	% ††	1.05%	1.06%	1.06%	1.07%	1.07%
Portfolio turnover rate	51%		58%	78%	41%	42%	40%
Net assets at end of period (in 000’s)	$208,615		$223,941	$199,205	$184,781	$199,493	$192,987

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

16	MainStay VP Epoch U.S. Small Cap Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and Notes relate to the MainStay VP Epoch U.S. Small Cap Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on May 1, 1998. Service Class shares commenced operations on June 5, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

17

Notes to Financial Statements (Unaudited) (continued)

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2018, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended;

(ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of June 30, 2018, there were no securities held by the Portfolio that were fair valued in such a manner.

Equity securities, including shares of exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken

18	MainStay VP Epoch U.S. Small Cap Portfolio

or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The

Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, which are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(H)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. As of the six-month period ended June 30, 2018, the Portfolio had securities on loan with a value of $8,554,898 and had received non-cash collateral of $9,298,803. Income earned from securities lending activity is reflected in the Statement of Operations.

(I)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown,

19

Notes to Financial Statements (Unaudited) (continued)

as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.80% up to $200 million; 0.75% from $200 million to $500 million; 0.725% from $500 million to $1 billion; and 0.70% in excess of $1 billion. During the six-month period ended June 30, 2018, the effective management fee rate was 0.77%.

During the six-month period ended June 30, 2018, New York Life Investments earned fees from the Portfolio in the amount of $1,868,352.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE

Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of June 30, 2018, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$434,418,053	$49,431,015	$(15,095,552)	$34,335,463

During the year ended December 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$10,366,664	$38,697,068

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or

20	MainStay VP Epoch U.S. Small Cap Portfolio

the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2018, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2018, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2018, purchases and sales of securities, other than short-term securities, were $238,624 and $279,348, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2018 and the year ended December 31, 2017, were as follows:

Initial Class	Shares	Amount
Six-month period ended June 30, 2018:
Shares sold	416,369	$5,403,632
Shares redeemed	(2,542,234)	(33,810,057)

Net increase (decrease)	(2,125,865)	$(28,406,425)

Year ended December 31, 2017:
Shares sold	897,534	$11,755,927
Shares issued to shareholders in reinvestment of dividends and distributions	2,222,836	27,999,580
Shares redeemed	(4,736,049)	(62,456,458)

Net increase (decrease)	(1,615,679)	$(22,700,951)

Service Class	Shares	Amount
Six-month period ended June 30, 2018:
Shares sold	570,009	$7,249,069
Shares redeemed	(1,740,471)	(22,251,048)

Net increase (decrease)	(1,170,462)	$(15,001,979)

Year ended December 31, 2017:
Shares sold	2,366,249	$30,114,306
Shares issued to shareholders in reinvestment of dividends and distributions	1,738,752	21,064,152
Shares redeemed	(2,852,162)	(36,153,458)

Net increase (decrease)	1,252,839	$15,025,000

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2018, events and transactions subsequent to June 30, 2018, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

21

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

22	MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2018 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2018 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781619	MSVPEUSC10-08/18 (NYLIAC) NI517

MainStay VP MacKay International

Equity Portfolio

(Formerly known as MainStay VP International Equity Portfolio)

Message from the President and Semiannual Report

Unaudited  |  June 30, 2018

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

This page intentionally left blank

Message from the President

The six months ended June 30, 2018, saw mixed performance among stocks and bonds. U.S. stocks generally advanced during the reporting period, while international and emerging-market stocks declined.

According to FTSE-Russell data on U.S. stocks, the strongest performance came from the smallest companies during the reporting period, with growth stocks outperforming value stocks at all capitalization levels. While growth stocks provided positive total returns at all capitalization levels, value stocks of midcap and larger companies provided negative returns.

Among U.S. fixed-income securities, shorter-term instruments generally advanced during the first half of 2018, while longer-term bonds on balance declined. Although convertible bonds, bank loans and high-yield corporate bonds generated positive returns during the reporting period, most mortgage-backed securities declined. International and emerging-market bonds also provided negative total returns during the reporting period.

Several factors influenced the stock and bond markets during the first half of 2018. Major tax reforms were signed into law in December 2017 and boosted stock performance early in the reporting period. As the year progressed, however, trade tensions between the U.S. and several of its trading partners led to sustained market volatility, which adversely affected stock prices despite robust corporate earnings and profits. An historic meeting between leaders of the United States and North Korea lifted stock prices briefly in June 2018. While crude oil prices remained volatile, they generally rose during the reporting period, which helped many energy stocks.

The Federal Open Market Committee raised the federal funds target range twice during the reporting period, which led to rising U.S. Treasury yields across the maturity spectrum. The greatest increase occurred among 3-year U.S. Treasury notes, with yield increases tapering off for longer-term U.S. Treasury securities. When interest-rates rise, bond prices tend to decline (and vice versa), which may account for the negative performance of several fixed-income sectors during the reporting period.

Through the ups and downs of the stock and bond markets, MainStay VP portfolio managers seek to pursue the objectives of their individual Portfolios using the investment strategies and processes outlined in the prospectus. As a MainStay VP shareholder, your investments are guided by the market experience and professional insight of our portfolio managers as they seek to deliver long-term returns within prospectus guidelines and manage the specific risks of their respective Portfolios.

Whatever direction the markets may take, MainStay encourages shareholders to maintain a long-term investment perspective. The report that follows contains additional information on the market events, investment decisions and specific securities that shaped the performance of your MainStay VP Portfolio during the six months ended June 30, 2018. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2018

Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	5/1/1995	2.34%	14.45%	8.50%	4.78%	0.96%
Service Class Shares	6/5/2003	2.22	14.17	8.23	4.52	1.21

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
MSCI ACWI® Ex U.S. Index[2]	–3.77%	7.28%	5.99%	2.54%
MSCI EAFE® Index[3]	–2.75	6.84	6.44	2.84
Morningstar Foreign Large Growth Category Average[4]	–0.43	10.53	7.72	3.92

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	The Portfolio has selected the MSCI ACWI® (All Country World Index) Ex U.S. Index as its primary broad-based securities market index. The MSCI ACWI® Ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The MSCI EAFE® Index is the Portfolio’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Morningstar Foreign Large Growth Category Average is representative of funds that focus on high-priced growth stocks, mainly outside of the United States. Most of these portfolios divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These portfolios primarily invest in stocks that have market caps in the top 70% of each economically integrated market and will have less than 20% of assets invested in U.S. stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay International Equity Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2018, to June 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2018, to June 30, 2018. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2018. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/18	Ending Account Value (Based on Actual Returns and Expenses) 6/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,023.40	$4.77	$1,020.10	$4.76	0.95%

Service Class Shares	$1,000.00	$1,022.20	$6.02	$1,018.80	$6.01	1.20%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP MacKay International Equity Portfolio

Country Composition as of June 30, 2018 (Unaudited)

United Kingdom	17.1%
United States	17.1
Germany	10.9
Japan	9.0
Spain	6.0
India	5.5
Netherlands	5.5
Canada	5.0
Denmark	3.2
Sweden	2.7

France	2.6%
Switzerland	2.5
China	2.4
Taiwan	2.4
Italy	1.6
Mexico	1.3
Israel	1.0
Ireland	0.7
Other Assets, Less Liabilities	3.5

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Holdings as of June 30, 2018 (excluding short-term investment) (Unaudited)

1.	Fresenius Medical Care A.G. & Co. KGaA

2.	Prudential PLC

3.	Novo Nordisk A/S, Class B

4.	Start Today Co., Ltd.

5.	TE Connectivity, Ltd.
6.	Housing Development Finance Corp., Ltd.

7.	Shire PLC

8.	ICON PLC

9.	LivaNova PLC

10.	United Internet A.G., Registered

7

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Carlos Garcia-Tunon, CFA, Ian Murdoch and Lawrence Rosenberg of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP MacKay International Equity Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2018?

Excluding all sales charges, MainStay VP MacKay International Equity Portfolio returned 2.34% for Initial Class shares and 2.22% for Service Class shares for the six months ended June 30, 2018. Over the same period, both share classes outperformed the –3.77% return of the MSCI ACWI® Ex U.S. Index,1 which is the Portfolio’s primary benchmark; the –2.75% return of the MSCI EAFE® Index,1 which is a secondary benchmark of the Portfolio; and the –0.43% return of the Morningstar Foreign Large Growth Category Average.2

Were there any changes to the Portfolio during the reporting period?

Effective January 1, 2018, MacKay Shields assumed subadvisory responsibilities for the Portfolio, and the portfolio managers from Cornerstone Capital Management Holdings LLC transitioned to MacKay Shields. Effective May 1, 2018, the Portfolio was renamed MainStay VP MacKay International Equity Portfolio. For more information on these changes, please refer to the supplements dated September 28, 2017, and December 15, 2017.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio’s performance relative to the MSCI ACWI Ex U.S. Index received positive contributions from stock selection and allocation effects on both a sector and a country basis. (Contributions take weightings and total returns into account.) Stock selection on a sector basis contributed to the Portfolio’s relative performance with particular strength in the consumer discretionary, information technology and health care sectors. There were also positive contributions from sector allocation effects that were driven by overweight allocations relative to the MSCI ACWI® Ex U.S. Index in health care and information technology and an underweight position in financials. The Portfolio also enjoyed a positive contribution to relative performance from stock selection on a country basis, with particular strength in Japan, Germany and Spain. Country allocation relative to the MSCI ACWI® Ex U.S. Index also benefited from the Portfolio’s overweight allocation to Ireland and underweight positions in Brazil and South Korea.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Portfolio’s performance relative to the MSCI ACWI® Ex U.S. Index were consumer discretionary, information technology and health care. Consumer discretionary benefited from positive stock selection, partially offset by an unfavorable allocation effect. Information technology and health care both benefited from positive stock selection and positive allocation effects. The Portfolio held overweight positions in the consumer discretionary, information technology and health care sectors, of which consumer discretionary underperformed—and information technology and health care outperformed—the MSCI ACWI® Ex U.S. Index.

The sectors that made the most substantially negative contributions to the Portfolio’s relative performance were energy, consumer staples and materials. Each of these sectors suffered from unfavorable allocation effects, as the Portfolio was underweight in all three sectors, all of which outperformed the MSCI ACWI® Ex U.S. Index. Stock selection was negative for consumer staples and had no impact for energy and materials because the Portfolio had no exposure in either of those sectors.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

During the reporting period, the stocks that made the strongest positive contributions to the Portfolio’s absolute performance were German Internet payments and processing company Wirecard, Japanese Internet-based services provider CyberAgent and Japanese online apparel shopping site operator Start Today. Each of these stocks provided strong performance on continued strong business development and strategy execution.

The most substantial detractors from the Portfolio’s absolute performance were Hong Kong–listed global luggage company Samsonite International, U.K. interventional-medicine-focused health care company BTG and German Internet access provider United Internet. Samsonite International underperformed following the release of a short-seller report on the company. BTG’s shares declined after an unfavorable vote by the U.S. Food and Drug Administration (FDA) on approval of a new product. United Internet’s share price fell after a broker’s negative research report suggested that the group might face increased competition and capital expenditures.

Did the Portfolio make any significant purchases or sales during the reporting period?

Notable purchases during the reporting period included shares of French customer-relationship-management services provider Teleperformance, Chinese Internet services platform Tencent Holdings and Spanish omnichannel apparel retailer Industria de Diseño Textil (otherwise known as Inditex). Notable sales during the reporting period included shares of Chinese online gaming

1.	See footnote on page 5 for more information on this index.
2.	See footnote on page 5 for more information on the Morningstar Foreign Large Growth Category Average.

8	MainStay VP MacKay International Equity Portfolio

and services company NetEase, Belgian personal hygiene products producer Ontex Group, and Jordanian pharmaceutical company Hikma Pharmaceuticals.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio increased its exposure to the industrials, financials and health care sectors. Over the same period, the Portfolio reduced its exposure to the consumer staples, consumer discretionary and real estate sectors.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2018, the Portfolio held overweight positions relative to the MSCI ACWI® Ex U.S. Index in the health care, information technology and consumer discretionary sectors. As of the same date, the Portfolio held underweight positions relative to the Index in the energy, consumer staples and materials sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments June 30, 2018 (Unaudited)

	Shares	Value
Common Stocks 96.5%†
Canada 5.0%
Bank of Nova Scotia (Banks)	216,465	$12,256,992
Constellation Software, Inc. (Software)	15,406	11,947,809

		24,204,801

China 2.4%
Tencent Holdings, Ltd. (Internet Software & Services)	230,054	11,456,267

Denmark 3.2%
♦Novo Nordisk A/S, Class B (Pharmaceuticals)	337,217	15,575,788

France 2.6%
Teleperformance (Professional Services)	70,229	12,404,375

Germany 10.9%
♦Fresenius Medical Care A.G. & Co. KGaA (Health Care Providers & Services)	160,274	16,178,613
Scout24 A.G. (Internet Software & Services) (a)	237,379	12,590,405
♦United Internet A.G., Registered (Internet Software & Services)	239,164	13,694,054
Wirecard A.G. (IT Services)	64,551	10,390,677

		52,853,749

India 5.5%
♦Housing Development Finance Corp., Ltd. (Thrifts & Mortgage Finance)	530,954	14,778,576
Yes Bank, Ltd. (Banks)	2,380,584	11,772,831

		26,551,407

Ireland 0.7%
Paddy Power Betfair PLC (Hotels, Restaurants & Leisure)	31,873	3,574,413

Israel 1.0%
Check Point Software Technologies, Ltd. (Software) (b)	49,765	4,861,045

Italy 1.6%
Banca IFIS S.p.A. (Diversified Financial Services)	260,823	7,842,343

Japan 9.0%
CyberAgent, Inc. (Media)	113,100	6,788,650
Relo Group, Inc. (Real Estate Management & Development)	386,500	10,185,629
♦Start Today Co., Ltd. (Internet & Direct Marketing Retail)	424,858	15,381,101

	Shares	Value
Japan (continued)
Tsuruha Holdings, Inc. (Food & Staples Retailing)	89,540	$11,210,437

		43,565,817

Mexico 1.3%
Regional S.A.B. de C.V. (Banks)	1,165,585	6,275,651

Netherlands 5.5%
GrandVision N.V. (Specialty Retail) (a)	236,382	5,305,783
IMCD N.V. (Trading Companies & Distributors)	117,262	7,859,582
Koninklijke Philips N.V. (Health Care Equipment & Supplies)	320,501	13,584,858

		26,750,223

Spain 6.0%
Amadeus IT Group S.A. (IT Services)	89,616	7,060,969
Grifols S.A. (Biotechnology)	359,991	10,796,566
Industria de Diseno Textil S.A. (Specialty Retail)	332,251	11,337,179

		29,194,714

Sweden 2.7%
Hexagon AB, Class B (Electronic Equipment, Instruments & Components)	236,958	13,197,718

Switzerland 2.5%
DKSH Holding A.G. (Professional Services)	108,410	7,637,198
Tecan Group A.G., Registered (Life Sciences Tools & Services)	19,059	4,633,599

		12,270,797

Taiwan 2.4%
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Semiconductors & Semiconductor Equipment)	310,093	11,337,000

United Kingdom 17.1%
Big Yellow Group PLC (Equity Real Estate Investment Trusts)	382,560	4,813,099
BTG PLC (Pharmaceuticals) (b)	904,827	6,162,938
Experian PLC (Professional Services)	461,995	11,425,486
HomeServe PLC (Commercial Services & Supplies)	734,484	8,691,678
Johnson Matthey PLC (Chemicals)	266,545	12,712,799
♦Prudential PLC (Insurance)	698,388	15,957,258
St. James’s Place PLC (Capital Markets)	702,679	10,637,603
Whitbread PLC (Hotels, Restaurants & Leisure)	239,140	12,492,582

		82,893,443

United States 17.1%
Accenture PLC, Class A (IT Services)	82,802	13,545,579
♦ICON PLC (Life Sciences Tools & Services) (b)	107,636	14,264,999

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio's 10 largest holdings or Issuers held, as of June 30, 2018. May be subject to change daily.

10	MainStay VP MacKay International Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
United States (continued)
♦LivaNova PLC (Health Care Equipment & Supplies) (b)	138,373	$13,812,393
Samsonite International S.A. (Textiles, Apparel & Luxury Goods) (b)	3,221,469	11,435,762
♦Shire PLC (Biotechnology)	262,160	14,743,264
♦TE Connectivity, Ltd. (Electronic Equipment, Instruments & Components)	165,051	14,864,493

		82,666,490

Total Common Stocks (Cost $388,478,339)		467,476,041

Total Investments (Cost $388,478,339)	96.5%	467,476,041
Other Assets, Less Liabilities	3.5	17,020,603
Net Assets	100.0%	$484,496,644
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Non-income producing security.

The following abbreviations is used in the preceding pages:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks
China	$—	$11,456,267	$—	$11,456,267
Denmark	—	15,575,788	—	15,575,788
France	—	12,404,375	—	12,404,375
Germany	—	52,853,749	—	52,853,749
India	—	26,551,407	—	26,551,407
Ireland	—	3,574,413	—	3,574,413
Italy	—	7,842,343	—	7,842,343
Japan	—	43,565,817	—	43,565,817
Netherlands	—	26,750,223	—	26,750,223
Spain	—	29,194,714	—	29,194,714
Sweden	—	13,197,718	—	13,197,718
Switzerland	—	12,270,797	—	12,270,797
United Kingdom	—	82,893,443	—	82,893,443
United States	56,487,464	26,179,026	—	82,666,490
All Other Countries	46,678,497	—	—	46,678,497

Total Common Stocks	103,165,961	364,310,080	—	467,476,041

Total Investments in Securities	$103,165,961	$364,310,080	$—	$467,476,041

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of June 30, 2018, certain foreign equity securities with a market value of $329,471,622 transferred from Level 1 to Level 2 as the price of these securities were based on utilizing significant other observable inputs. As of December 31, 2017, the fair value obtained for these securities were based on utilizing quoted prices in active markets.

As of June 30, 2018, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

The table below sets forth the diversification of MainStay VP MacKay International Equity Portfolio investments by industry.

Industry Diversification

	Value	Percent †
Banks	$30,305,474	6.3%
Biotechnology	25,539,830	5.3
Capital Markets	10,637,603	2.2
Chemicals	12,712,799	2.6
Commercial Services & Supplies	8,691,678	1.8
Diversified Financial Services	7,842,343	1.6
Electronic Equipment, Instruments & Components	28,062,211	5.8
Equity Real Estate Investment Trusts	4,813,099	1.0
Food & Staples Retailing	11,210,437	2.3
Health Care Equipment & Supplies	27,397,251	5.7
Health Care Providers & Services	16,178,613	3.3
Hotels, Restaurants & Leisure	16,066,995	3.3
Insurance	15,957,258	3.3
Internet & Direct Marketing Retail	15,381,101	3.2
Internet Software & Services	37,740,726	7.8
IT Services	30,997,225	6.4
Life Sciences Tools & Services	18,898,598	3.9
Media	6,788,650	1.4
Pharmaceuticals	21,738,726	4.5
Professional Services	31,467,059	6.5
Real Estate Management & Development	10,185,629	2.1
Semiconductors & Semiconductor Equipment	11,337,000	2.3
Software	16,808,854	3.5
Specialty Retail	16,642,962	3.4
Textiles, Apparel & Luxury Goods	11,435,762	2.4
Thrifts & Mortgage Finance	14,778,576	3.0
Trading Companies & Distributors	7,859,582	1.6

	467,476,041	96.5
Other Assets, Less Liabilities	17,020,603	3.5

Net Assets	$484,496,644	100.0%

†	Percentages indicated are based on Portfolio net assets.

12	MainStay VP MacKay International Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2018 (Unaudited)

Assets
Investment in securities, at value (identified cost $388,478,339)	$467,476,041
Cash denominated in foreign currencies (identified cost $14,443,053)	14,572,247
Cash	1,000,034
Receivables:
Dividends and interest	1,970,242
Investment securities sold	279,291
Fund shares sold	63,398
Securities lending income	45
Other assets	2,261

Total assets	485,363,559

Liabilities
Payables:
Manager (See Note 3)	362,811
Fund shares redeemed	338,062
NYLIFE Distributors (See Note 3)	64,468
Custodian	37,055
Shareholder communication	24,333
Professional fees	22,178
Foreign capital gains tax (See Note 2 (C))	9,045
Trustees	719
Accrued expenses	8,244

Total liabilities	866,915

Net assets	$484,496,644

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$27,270
Additional paid-in capital	358,845,630

358,872,900
Undistributed net investment income	3,128,498
Accumulated net realized gain (loss) on investments and foreign currency transactions (a)	43,398,924
Net unrealized appreciation (depreciation) on investments (b)	78,988,657
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	107,665

Net assets	$484,496,644

Initial Class
Net assets applicable to outstanding shares	$178,975,183

Shares of beneficial interest outstanding	10,013,027

Net asset value per share outstanding	$17.87

Service Class
Net assets applicable to outstanding shares	$305,521,461

Shares of beneficial interest outstanding	17,256,652

Net asset value per share outstanding	$17.70

(a)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax.
(b)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $9,045.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the six months ended June 30, 2018 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$5,161,341
Securities lending	11,296
Interest	10,217
Other	54

Total income	5,182,908

Expenses
Manager (See Note 3)	2,221,548
Distribution/Service—Service Class (See Note 3)	387,066
Custodian	61,509
Professional fees	42,810
Shareholder communication	35,082
Trustees	5,373
Miscellaneous	14,568

Total expenses	2,767,956

Net investment income (loss)	2,414,952

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (b)	36,454,042
Foreign currency transactions	(659,490)

Net realized gain (loss) on investments and foreign currency transactions	35,794,552

Net change in unrealized appreciation (depreciation) on:
Investments (c)	(26,830,221)
Translation of other assets and liabilities in foreign currencies	(96,218)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(26,926,439)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	8,868,113

Net increase (decrease) in net assets resulting from operations	$11,283,065

(a)	Dividends recorded net of foreign withholding taxes in the amount of $518,579.
(b)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $311,617.
(c)	Net change in unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $296,903.

14	MainStay VP MacKay International Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2018 (Unaudited) and the year ended December 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,414,952	$1,283,347
Net realized gain (loss) on investments and foreign currency transactions	35,794,552	49,224,565
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(26,926,439)	79,386,317

Net increase (decrease) in net assets resulting from operations	11,283,065	129,894,229

Dividends to shareholders:
From net investment income:
Initial Class	—	(1,036,561)
Service Class	—	(931,687)

Total dividends to shareholders	—	(1,968,248)

Capital share transactions:
Net proceeds from sale of shares	31,073,954	48,795,364
Net asset value of shares issued to shareholders in reinvestment of dividends	—	1,968,248
Cost of shares redeemed	(65,329,120)	(93,742,911)

Increase (decrease) in net assets derived from capital share transactions	(34,255,166)	(42,979,299)

Net increase (decrease) in net assets	(22,972,101)	84,946,682

Net Assets
Beginning of period	507,468,745	422,522,063

End of period	$484,496,644	$507,468,745

Undistributed net investment income at end of period	$3,128,498	$713,546

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,
Initial Class	2018*		2017	2016		2015	2014	2013
Net asset value at beginning of period	$17.46		$13.24	$14.04		$13.36	$13.81	$12.14

Net investment income (loss) (a)	0.10		0.07	0.10		0.10	0.12	0.10
Net realized and unrealized gain (loss) on investments	0.34		4.21	(0.77)		0.75	(0.44)	1.72
Net realized and unrealized gain (loss) on foreign currency transactions	(0.03)		0.03	(0.02)		(0.03)	(0.04)	(0.00)‡

Total from investment operations	0.41		4.31	(0.69)		0.82	(0.36)	1.82

Less dividends:
From net investment income	—		(0.09)	(0.11)		(0.14)	(0.09)	(0.15)

Net asset value at end of period	$17.87		$17.46	$13.24		$14.04	$13.36	$13.81

Total investment return (b)	2.35	%(c)	32.61%	(4.95%)		6.17%	(2.62%)	15.11%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.10	%††	0.43%	0.71	% (d)	0.74%	0.85%	0.78%
Net expenses	0.95	%††	0.96%	0.95	% (e)	0.95%	0.95%	0.95%
Portfolio turnover rate	25%		49%	28%		40%	38%	34%
Net assets at end of period (in 000’s)	$178,975		$196,676	$171,048		$243,076	$217,936	$208,807

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 0.70%.
(e)	Without the custody fee reimbursement, net expenses would have been 0.96%.

	Six months ended June 30,		Year ended December 31,
Service Class	2018*		2017	2016		2015	2014	2013
Net asset value at beginning of period	$17.32		$13.13	$13.92		$13.24	$13.70	$12.04

Net investment income (loss) (a)	0.08		0.03	0.05		0.07	0.08	0.07
Net realized and unrealized gain (loss) on investments	0.33		4.18	(0.74)		0.74	(0.44)	1.71
Net realized and unrealized gain (loss) on foreign currency transactions	(0.03)		0.03	(0.03)		(0.03)	(0.04)	(0.00)‡

Total from investment operations	0.38		4.24	(0.72)		0.78	(0.40)	1.78

Less dividends:
From net investment income	—		(0.05)	(0.07)		(0.10)	(0.06)	(0.12)

Net asset value at end of period	$17.70		$17.32	$13.13		$13.92	$13.24	$13.70

Total investment return (b)	2.19	%(c)	32.28%	(5.17%)		5.90%	(2.86%)	14.82%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.89	%††	0.18%	0.40	% (d)	0.48%	0.60%	0.55%
Net expenses	1.20	%††	1.21%	1.20	% (e)	1.20%	1.20%	1.20%
Portfolio turnover rate	25%		49%	28%		40%	38%	34%
Net assets at end of period (in 000’s)	$305,521		$310,793	$251,474		$300,184	$309,428	$316,211

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 0.39%.
(e)	Without the custody fee reimbursement, net expenses would have been 1.21%.

16	MainStay VP MacKay International Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and Notes relate to the MainStay VP MacKay International Equity Portfolio (formerly known as MainStay VP International Equity Portfolio) (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on May 1, 1995. Service Class shares commenced operations on June 5, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

17

Notes to Financial Statements (Unaudited) (continued)

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2018, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended;

(ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of June 30, 2018, there were no securities held by the Portfolio that were fair valued in such a manner.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of June 30, 2018, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities

18	MainStay VP MacKay International Equity Portfolio

valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, which are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a

19

Notes to Financial Statements (Unaudited) (continued)

mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of June 30, 2018, the Portfolio did not hold any repurchase agreements.

(I)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activity is reflected in the Statement of Operations. As of the six-month period ended June 30, 2018, the Portfolio did not have any portfolio securities on loan.

(K)  Foreign Securities Risk.  The Portfolio invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. The Portfolio’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life. MacKay Shields is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s

20	MainStay VP MacKay International Equity Portfolio

average daily net assets as follows: 0.89% up to $500 million; and 0.85% in excess of $500 million. During the six-month period ended June 30, 2018, the effective management fee rate was 0.89%.

During the six-month period ended June 30, 2018, New York Life Investments earned fees from the Portfolio in the amount of $2,221,548.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of June 30, 2018, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Deprecia- tion)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$393,649,319	$90,524,537	$(16,697,815)	$73,826,722

During the year ended December 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$1,968,248	$ —

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2018, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2018, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2018, purchases and sales of securities, other than short-term securities, were $121,307 and $155,418, respectively.

21

Notes to Financial Statements (Unaudited) (continued)

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2018 and the year ended December 31, 2017, were as follows:

Initial Class	Shares	Amount
Six-month period ended June 30, 2018:
Shares sold	707,678	$12,530,470
Shares redeemed	(1,956,148)	(34,633,709)

Net increase (decrease)	(1,248,470)	$(22,103,239)

Year ended December 31, 2017:
Shares sold	648,247	$10,130,556
Shares issued to shareholders in reinvestment of dividends and distributions	62,603	1,036,561
Shares redeemed	(2,366,692)	(35,651,829)

Net increase (decrease)	(1,655,842)	$(24,484,712)

Service Class	Shares	Amount
Six-month period ended June 30, 2018:
Shares sold	1,052,524	$18,543,484
Shares redeemed	(1,739,861)	(30,695,411)

Net increase (decrease)	(687,337)	$(12,151,927)

Year ended December 31, 2017:
Shares sold	2,509,573	$38,664,808
Shares issued to shareholders in reinvestment of dividends and distributions	56,704	931,687
Shares redeemed	(3,767,699)	(58,091,082)

Net increase (decrease)	(1,201,422)	$(18,494,587)

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2018, events and transactions subsequent to June 30, 2018, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

22	MainStay VP MacKay International Equity Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

23

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2018 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2018 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781629	MSVPIE10-08/18 (NYLIAC) NI523

MainStay VP Large Cap Growth Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2018

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

This page intentionally left blank

Message from the President

The six months ended June 30, 2018, saw mixed performance among stocks and bonds. U.S. stocks generally advanced during the reporting period, while international and emerging-market stocks declined.

According to FTSE-Russell data on U.S. stocks, the strongest performance came from the smallest companies during the reporting period, with growth stocks outperforming value stocks at all capitalization levels. While growth stocks provided positive total returns at all capitalization levels, value stocks of midcap and larger companies provided negative returns.

Among U.S. fixed-income securities, shorter-term instruments generally advanced during the first half of 2018, while longer-term bonds on balance declined. Although convertible bonds, bank loans and high-yield corporate bonds generated positive returns during the reporting period, most mortgage-backed securities declined. International and emerging-market bonds also provided negative total returns during the reporting period.

Several factors influenced the stock and bond markets during the first half of 2018. Major tax reforms were signed into law in December 2017 and boosted stock performance early in the reporting period. As the year progressed, however, trade tensions between the U.S. and several of its trading partners led to sustained market volatility, which adversely affected stock prices despite robust corporate earnings and profits. An historic meeting between leaders of the United States and North Korea lifted stock prices briefly in June 2018. While crude oil prices remained volatile, they generally rose during the reporting period, which helped many energy stocks.

The Federal Open Market Committee raised the federal funds target range twice during the reporting period, which led to rising U.S. Treasury yields across the maturity spectrum. The greatest increase occurred among 3-year U.S. Treasury notes, with yield increases tapering off for longer-term U.S. Treasury securities. When interest-rates rise, bond prices tend to decline (and vice versa), which may account for the negative performance of several fixed-income sectors during the reporting period.

Through the ups and downs of the stock and bond markets, MainStay VP portfolio managers seek to pursue the objectives of their individual Portfolios using the investment strategies and processes outlined in the prospectus. As a MainStay VP shareholder, your investments are guided by the market experience and professional insight of our portfolio managers as they seek to deliver long-term returns within prospectus guidelines and manage the specific risks of their respective Portfolios.

Whatever direction the markets may take, MainStay encourages shareholders to maintain a long-term investment perspective. The report that follows contains additional information on the market events, investment decisions and specific securities that shaped the performance of your MainStay VP Portfolio during the six months ended June 30, 2018. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2018

Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	5/1/1998	13.90%	27.39%	16.31%	10.91%	0.76%
Service Class Shares	6/6/2003	13.76	27.07	16.02	10.63	1.01

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell 1000® Growth Index[3]	7.25%	22.51%	16.36%	11.83%
S&P 500® Index[4]	2.65	14.37	13.42	10.17
Morningstar Large Growth Category Average[5]	7.51	20.58	14.37	10.23

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	The Russell 1000® Growth Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The S&P 500® Index is the Portfolio’s secondary benchmark. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Morningstar Large Growth Category Average is representative of portfolios that invest primarily in big U.S. companies that are projected to grow faster than other large-cap stocks. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. Growth is defined based on fast growth and high valuations. Most of these portfolios focus on companies in rapidly expanding industries. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Large Cap Growth Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2018, to June 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2018, to June 30, 2018. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/18	Ending Account Value (Based on Actual Returns and Expenses) 6/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,139.00	$4.03	$1,021.00	$3.81	0.76%

Service Class Shares	$1,000.00	$1,137.60	$5.35	$1,019.80	$5.06	1.01%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Large Cap Growth Portfolio

Industry Composition as of June 30, 2018 (Unaudited)

Software	17.2%
IT Services	13.9
Internet Software & Services	13.7
Internet & Direct Marketing Retail	11.0
Semiconductors & Semiconductor Equipment	4.6
Aerospace & Defense	4.5
Health Care Equipment & Supplies	4.2
Chemicals	3.5
Health Care Providers & Services	3.4
Capital Markets	3.1
Life Sciences Tools & Services	3.0
Hotels, Restaurants & Leisure	2.3
Textiles, Apparel & Luxury Goods	1.9

Banks	1.7%
Equity Real Estate Investment Trusts	1.7
Specialty Retail	1.6
Industrial Conglomerates	1.5
Road & Rail	1.4
Pharmaceuticals	1.3
Machinery	1.2
Professional Services	1.1
Automobiles	1.0
Health Care Technology	0.7
Short-Term Investment	0.6
Other Assets, Less Liabilities	–0.1

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of June 30, 2018 (excluding short-term investment) (Unaudited)

1.	Amazon.com, Inc.

2.	Microsoft Corp.

3.	Alphabet, Inc.

4.	Visa, Inc., Class A

5.	Facebook, Inc., Class A

  6. salesforce.com, Inc.

7.	UnitedHealth Group, Inc.

8.	Alibaba Group Holding, Ltd., Sponsored ADR

9.	Mastercard, Inc., Class A

10.	Adobe Systems, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Justin H. Kelly, CFA, and Patrick M. Burton, CFA, of Winslow Capital Management, LLC, the Portfolio’s Subadvisor.

How did MainStay VP Large Cap Growth Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2018?

For the six months ended June 30, 2018, MainStay VP Large Cap Growth Portfolio returned 13.90% for Initial Class shares and 13.76% for Service Class shares. Over the same period, both share classes outperformed the 7.25% return of the Russell 1000® Growth Index,1 which is the Portfolio’s primary benchmark and a broad-based securities-market index; the 2.65% return of the S&P 500® Index,1 which is a secondary benchmark of the Portfolio; and the 7.51% return of the Morningstar Large Growth Category Average.2

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio generated strong relative performance for the reporting period. These returns remain highly consistent with our modeling. The headwinds to active management during the previous equity regime, i.e. outperformance of high dividend-paying stocks irrespective of earnings growth and price-to-earnings ratio multiple expansion from 10x to about 17x, ended in late 2016. With interest rates rising modestly on a global basis, these headwinds have become meaningful tailwinds for fundamental stock pickers. In addition, we continue to model technology-driven disruption in nearly every industry. Cloud computing, data mining, e-commerce, mobile and connectivity are influencing the earnings growth and terminal values of many businesses. This differentiation in outcomes for stock prices provides a market ripe for active management.

Stock selection drove strong relative performance in the Portfolio with notable leadership in the information technology, health care and consumer discretionary sectors.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

During the reporting period, the Portfolio’s strong performance relative to the Russell 1000® Growth Index stemmed from positive contributions to relative performance from every sector in which the Portfolio was invested. (Contributions take weightings and total returns into account.) In the information technology, health care and consumer discretionary sectors, stock selection was the most meaningful component of the Portfolio’s relative performance.

The Portfolio had no holdings in two interest-rate-related sectors: telecommunication services and utilities. These sectors had benefited in the era of quantitative easing, when interest rates were extremely low. Competition from money market fund yields, which we believe may approach 2% in coming months, could undermine the relative attractiveness of holdings in these sectors. Relative performance from the utilities and real estate sectors, while positive, was only modestly so. The Portfolio also had no holdings in the energy sector, as our modeling points to range-bound oil and natural gas prices as a result of longer-term incremental supply. The impact of the Portfolio’s energy position was also only modestly positive during the reporting period. Though all sectors contributed positively to relative performance for the period, the energy and utilities sectors were the weakest contributors.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The strongest positive individual contributions to the Portfolio’s absolute performance came from software company Salesforce.com, medical device manufacturer Abiomed and Internet & direct marketing retailer Amazon.com.

Salesforce.com remained the Portfolio’s largest active position, and we believe that the company is the best-positioned software-as-a-service vendor in all of its key markets.

Pioneering innovator in cardiac medical technology Abiomed has one of the strongest growth profiles in the industry. The company developed the world’s smallest heart pump, Impella®, which is inserted via a standard catheterization procedure. Our model projected the addressable market for the pump growing at more than 30% per year for the next several years.

E-commerce company Amazon.com has investments in Whole Foods, Prime Video and Alexa, fulfillment center buildouts, India and new Amazon Web Services regions that we believe are positioned to drive future growth. The company also announced the acquisition of PillPack, which could add incrementally to growth as Amazon.com pursues drug distribution.

Among the most-substantial detractors from the Portfolio’s absolute performance during the reporting period were technology hardware, storage & peripherals company Apple; media company Charter Communications; and semiconductor equipment company Applied Materials.

Shares of Apple rose on the news of Warren Buffett’s incremental investment in the company, coupled with Apple’s earnings reports, which we believed were less weak than feared. The company remained attractively valued, but we preferred other holdings. Our model projected iPhone growth to be more anemic than consensus estimates and concluded that the company’s services business were insufficient to drive strong growth. Our decision to eliminate the Portfolio’s position early in the reporting period detracted from

1.	See footnote on page 5 for more information on this index.
2.	See footnote on page 5 for more information on the Morningstar Large Growth Category Average.

8	MainStay VP Large Cap Growth Portfolio

the Portfolio’s relative performance because Apple was a relatively strong performer.

Cable and broadband provider Charter Communications reported disappointing subscriber growth during the reporting period, and the Portfolio’s position in the company has since been sold.

During the reporting period, Applied Materials’ stock declined on concerns about the company’s display and memory business.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio initiated a position in GoDaddy, the world’s largest cloud platform dedicated to enabling small and medium sized businesses to establish a web presence, extend their social media footprint and enhance related operational infrastructure capabilities. Our research indicated that the company’s new product offerings in their GoCentral feature set could lead to significant future sales among existing customers (higher “attach rates”) and to success in landing new users.

The Portfolio sold its position in Apple based on iPhone sales unit volumes and pricing disappointments. In our view, services revenues could also disappoint. While we noted that the company had an attractive balance sheet and strong cash-flow-generating capability and would be a beneficiary of U.S. tax-reform, our research suggested that the stock was unlikely to outperform the market.

During the reporting period, we initiated a position in home-improvement retailer Lowe’s and eliminated the Portfolio’s position in Home Depot. We continued to see a strong macroeconomic backdrop in housing and home-improvement spending. Marvin Ellison recently became CEO of Lowe’s. Mr. Ellison had previously run the U.S. store business at Home Depot, and we believe that he is well-positioned to improve execution at Lowe’s.

How did the Portfolio’s sector weightings change during the reporting period?

The Portfolio remained positioned much as it had been in the previous reporting period. The environment remained consistent with our modeling, which had kept portfolio turnover below average. During the reporting period, the Portfolio’s positions in consumer discretionary, financials and information technology sectors increased by about 1% of net assets. Over the same period, health care and industrials decreased by about 1%.

We believe that improving U.S economic growth and low unemployment will continue to benefit the consumer, but there have been significant shifts within the consumer discretionary sector as a result of digitization. Online purchases (excluding fuel) were still only about 14% of total spending during the reporting period, compared to 9% in 2010. On-demand content growth (in television, from linear to Internet, and in music, from terrestrial radio to on-demand) is also expected to meaningfully affect holdings within the consumer discretionary sector.

Stronger U.S. economic growth could also benefit the financials sector, with key influences that could include loan growth, capital markets, credit provisioning and investor perception regarding the rate of Federal Reserve tightening. Information technology remained the Portfolio’s most substantially overweight sector relative to the Russell 1000® Growth Index.

Health care is a heterogeneous sector where countervailing forces may benefit one industry over another for years at a time. In our opinion, opportunities remain for innovators who can address medical needs or improve industry productivity, but selectivity in the sector is imperative. During the reporting period, the industrials sector remained the Portfolio’s second-most-substantially underweight position.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2018, the information technology sector was the only sector in which the Portfolio was meaningfully overweight relative to the Russell 1000® Growth Index.

As of the same date, the Portfolio’s most-substantially underweight sector relative to the benchmark was consumer staples because we viewed companies in the sector as secularly challenged, overvalued or both.

Additionally, the Portfolio held underweight positions in the industrials sector, as we believed that improving fundamentals and fairly attractive valuations were outweighed by concerns over the duration of the cycle, trade war risks and better risk-reward opportunities elsewhere in the marketplace.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments June 30, 2018 (Unaudited)

	Shares	Value

Common Stocks 99.5%†
Aerospace & Defense 4.5%
Boeing Co.	41,450	$13,906,889
Northrop Grumman Corp.	48,800	15,015,760
Raytheon Co.	74,900	14,469,182

		43,391,831

Automobiles 1.0%
Ferrari N.V.	71,500	9,653,215

Banks 1.7%
JPMorgan Chase & Co.	160,600	16,734,520

Capital Markets 3.1%
Intercontinental Exchange, Inc.	222,200	16,342,810
Moody’s Corp.	80,240	13,685,734

		30,028,544

Chemicals 3.5%
Ecolab, Inc.	75,150	10,545,799
Praxair, Inc.	47,700	7,543,755
Sherwin-Williams Co.	37,870	15,434,676

		33,524,230

Equity Real Estate Investment Trusts 1.7%
American Tower Corp.	112,900	16,276,793

Health Care Equipment & Supplies 4.2%
Align Technology, Inc. (a)	22,000	7,527,080
Baxter International, Inc.	129,000	9,525,360
Becton Dickinson & Co.	46,650	11,175,474
Edwards Lifesciences Corp. (a)	83,775	12,195,127

		40,423,041

Health Care Providers & Services 3.4%
♦UnitedHealth Group, Inc.	133,550	32,765,157

Health Care Technology 0.7%
Veeva Systems, Inc., Class A (a)	87,700	6,740,622

Hotels, Restaurants & Leisure 2.3%
Hilton Worldwide Holdings, Inc.	171,550	13,579,898
Wynn Resorts, Ltd.	50,600	8,467,404

		22,047,302

Industrial Conglomerates 1.5%
Honeywell International, Inc.	102,825	14,811,941

Internet & Direct Marketing Retail 11.0%
♦Amazon.com, Inc. (a)	36,160	61,464,768

	Shares	Value

Internet & Direct Marketing Retail (continued)
Booking Holdings, Inc. (a)	4,920	$9,973,283
Ctrip.com International, Ltd., ADR (a)	167,100	7,958,973
Expedia Group, Inc.	77,870	9,359,195
Netflix, Inc. (a)	44,200	17,301,206

		106,057,425

Internet Software & Services 13.7%
♦Alibaba Group Holding, Ltd., Sponsored ADR (a)	133,800	24,823,914
♦Alphabet, Inc. (a)
Class A	22,895	25,852,805
Class C	23,069	25,736,930
♦Facebook, Inc., Class A (a)	210,150	40,836,348
GoDaddy, Inc., Class A (a)	208,500	14,720,100

		131,970,097

IT Services 13.9%
Automatic Data Processing, Inc.	104,800	14,057,872
Fidelity National Information Services, Inc.	94,400	10,009,232
Fiserv, Inc. (a)	174,800	12,950,932
♦Mastercard, Inc., Class A	125,600	24,682,912
Pagseguro Digital, Ltd., Class A (a)	354,000	9,823,500
PayPal Holdings, Inc. (a)	236,650	19,705,846
♦Visa, Inc., Class A	326,250	43,211,812

		134,442,106

Life Sciences Tools & Services 3.0%
Illumina, Inc. (a)	45,350	12,665,802
Thermo Fisher Scientific, Inc.	77,000	15,949,780

		28,615,582

Machinery 1.2%
Fortive Corp.	147,900	11,404,569

Pharmaceuticals 1.3%
Zoetis, Inc.	144,650	12,322,734

Professional Services 1.1%
CoStar Group, Inc. (a)	25,855	10,668,549

Road & Rail 1.4%
Union Pacific Corp.	97,600	13,827,968

Semiconductors & Semiconductor Equipment 4.6%
Applied Materials, Inc.	211,300	9,759,947
ASML Holding N.V., Registered	92,000	18,213,240
NVIDIA Corp.	70,100	16,606,690

		44,579,877

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of June 30, 2018, excluding short-term investment. May be subject to change daily.

10	MainStay VP Large Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Software 17.2%
♦Adobe Systems, Inc. (a)	99,000	$24,137,190
Electronic Arts, Inc. (a)	146,200	20,617,124
Intuit, Inc.	63,450	12,963,152
♦Microsoft Corp.	553,600	54,590,496
♦salesforce.com, Inc. (a)	284,450	38,798,980
ServiceNow, Inc. (a)	55,800	9,623,826
Splunk, Inc. (a)	51,400	5,094,254

		165,825,022

Specialty Retail 1.6%
Lowe’s Cos., Inc.	160,500	15,338,985

Textiles, Apparel & Luxury Goods 1.9%
NIKE, Inc., Class B	231,050	18,410,064

Total Common Stocks (Cost $664,093,762)		959,860,174

	Principal Amount	Value

Short-Term Investment 0.6%
Repurchase Agreement 0.6%
Fixed Income Clearing Corp. 0.94%, dated 6/29/18 due 7/2/18 Proceeds at Maturity $5,822,293 (Collateralized by a Federal Home Loan Bank security with a rate of 2.15% and a maturity date of 2/14/20, with a Principal Amount of $5,935,000 and a Market Value of $5,942,888)	$5,821,837	$5,821,837

Total Short-Term Investment (Cost $5,821,837)		5,821,837

Total Investments (Cost $669,915,599)	100.1%	965,682,011
Other Assets, Less Liabilities	(0.1)	(522,836)
Net Assets	100.0%	$965,159,175

(a)	Non-income producing security.

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$959,860,174	$—	$—	$959,860,174
Short-Term Investment
Repurchase Agreement	—	5,821,837	—	5,821,837

Total Investments in Securities	$959,860,174	$5,821,837	$—	$965,682,011

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2018, the Portfolio did not have any transfers among levels. (See Note 2)

As of June 30, 2018, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Statement of Assets and Liabilities as of June 30, 2018 (Unaudited)

Assets
Investment in securities, at value (identified cost $669,915,599)	$965,682,011
Receivables:
Investment securities sold	2,075,506
Fund shares sold	521,376
Dividends and interest	255,356
Other assets	4,127

Total assets	968,538,376

Liabilities
Payables:
Investment securities purchased	2,310,310
Manager (See Note 3)	593,992
Fund shares redeemed	260,387
NYLIFE Distributors (See Note 3)	137,618
Shareholder communication	29,649
Professional fees	28,838
Custodian	7,603
Trustees	1,417
Accrued expenses	9,387

Total liabilities	3,379,201

Net assets	$965,159,175

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$36,463
Additional paid-in capital	470,428,699

470,465,162
Net investment loss	(957,261)
Accumulated net realized gain (loss) on investments	199,884,862
Net unrealized appreciation (depreciation) on investments	295,766,412

Net assets	$965,159,175

Initial Class
Net assets applicable to outstanding shares	$306,689,310

Shares of beneficial interest outstanding	11,258,142

Net asset value per share outstanding	$27.24

Service Class
Net assets applicable to outstanding shares	$658,469,865

Shares of beneficial interest outstanding	25,205,124

Net asset value per share outstanding	$26.12

12	MainStay VP Large Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2018 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$3,385,662
Interest	24,748
Other	99

Total income	3,410,509

Expenses
Manager (See Note 3)	3,479,169
Distribution/Service—Service Class (See Note 3)	783,584
Professional fees	46,645
Shareholder communication	31,718
Trustees	10,337
Custodian	8,853
Miscellaneous	21,495

Total expenses before waiver/reimbursement	4,381,801
Expense waiver/reimbursement from Manager (See Note 3)	(14,031)

Net expenses	4,367,770

Net investment income (loss)	(957,261)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	72,179,145
Net change in unrealized appreciation (depreciation) on investments	53,894,360

Net realized and unrealized gain (loss) on investments	126,073,505

Net increase (decrease) in net assets resulting from operations	$125,116,244

(a)	Dividends recorded net of foreign withholding taxes in the amount of $34,308.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statements of Changes in Net Assets

for the six months ended June 30, 2018 (Unaudited) and the year ended December 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(957,261)	$(389,760)
Net realized gain (loss) on investments	72,179,145	128,780,035
Net change in unrealized appreciation (depreciation) on investments	53,894,360	136,310,010

Net increase (decrease) in net assets resulting from operations	125,116,244	264,700,285

Distributions to shareholders:
From net realized gain on investments:
Initial Class	—	(13,829,475)
Service Class	—	(19,420,393)

Total distributions to shareholders	—	(33,249,868)

Capital share transactions:
Net proceeds from sale of shares	69,042,441	97,254,470
Net asset value of shares issued to shareholders in reinvestment of distributions	—	33,249,868
Cost of shares redeemed	(173,374,870)	(371,033,299)

Increase (decrease) in net assets derived from capital share transactions	(104,332,429)	(240,528,961)

Net increase (decrease) in net assets	20,783,815	(9,078,544)

Net Assets
Beginning of period	944,375,360	953,453,904

End of period	$965,159,175	$944,375,360

Net investment loss at end of period	$(957,261)	$—

14	MainStay VP Large Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,
Initial Class	2018*		2017		2016	2015	2014	2013
Net asset value at beginning of period	$23.92		$18.71		$20.83	$22.48	$22.83	$16.88

Net investment income (loss) (a)	(0.01)		0.02		0.01	(0.00)‡	(0.01)	0.01
Net realized and unrealized gain (loss) on investments	3.33		6.00		(0.43)	1.22	2.29	6.11

Total from investment operations	3.32		6.02		(0.42)	1.22	2.28	6.12

Less dividends and distributions:
From net investment income	—		—		—	—	—	(0.06)
From net realized gain on investments	—		(0.81)		(1.70)	(2.87)	(2.63)	(0.11)

Total dividends and distributions	—		(0.81)		(1.70)	(2.87)	(2.63)	(0.17)

Net asset value at end of period	$27.24		$23.92		$18.71	$20.83	$22.48	$22.83

Total investment return (b)	13.88	% (c)	32.39%		(2.27%)	6.18%	10.63%	36.47%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.04	%)††	0.10%		0.07%	(0.01%)	(0.03%)	0.07%
Net expenses	0.76	% ††(d)	0.76	%(d)	0.77%	0.77%	0.77%	0.77%
Portfolio turnover rate	23%		53%		94%	71%	78%	74%
Net assets at end of period (in 000’s)	$306,689		$368,861		$518,425	$448,409	$410,122	$428,354

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Expense waiver/reimbursement less than 0.01%.

	Six months ended June 30,		Year ended December 31,
Service Class	2018*		2017		2016	2015	2014	2013
Net asset value at beginning of period	$22.96		$18.03		$20.18	$21.93	$22.39	$16.56

Net investment income (loss) (a)	(0.04)		(0.03)		(0.03)	(0.06)	(0.06)	(0.03)
Net realized and unrealized gain (loss) on investments	3.20		5.77		(0.42)	1.18	2.23	6.00

Total from investment operations	3.16		5.74		(0.45)	1.12	2.17	5.97

Less dividends and distributions:
From net investment income	—		—		—	—	—	(0.03)
From net realized gain on investments	—		(0.81)		(1.70)	(2.87)	(2.63)	(0.11)

Total dividends and distributions	—		(0.81)		(1.70)	(2.87)	(2.63)	(0.14)

Net asset value at end of period	$26.12		$22.96		$18.03	$20.18	$21.93	$22.39

Total investment return (b)	13.76%		32.06%		(2.52%)	5.91%	10.35%	36.13%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.28	%)††	(0.15%)		(0.17%)	(0.26%)	(0.28%)	(0.18%)
Net expenses	1.01	% ††(c)	1.01	% (c)	1.02%	1.02%	1.02%	1.02%
Portfolio turnover rate	23%		53%		94%	71%	78%	74%
Net assets at end of period (in 000’s)	$658,470		$575,514		$435,029	$440,891	$373,762	$324,801

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Expense waiver/reimbursement less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund’’) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and Notes relate to the MainStay VP Large Cap Growth Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on May 1, 1998. Service Class shares commenced operations on June 6, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

16	MainStay VP Large Cap Growth Portfolio

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2018, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended;

(ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of June 30, 2018, there were no securities held by the Portfolio that were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing

17

Notes to Financial Statements (Unaudited) (continued)

authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, which are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(H)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the six-month period ended June 30, 2018, the Portfolio did not have any portfolio securities on loan.

(I)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

18	MainStay VP Large Cap Growth Portfolio

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Winslow Capital Management, LLC. (“Winslow” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Winslow, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for services performed and facilities furnished at an annual rate of the average daily net assets as follows: 0.75% up to $500 million; 0.725% from $500 million to $750 million; 0.71% from $750 million to $1 billion; 0.70% from $1 billion to $2 billion; 0.66% from $2 billion to $3 billion; 0.61% from $3 billion to $7 billion; 0.585% from $7 billion to $9 billion and; 0.575% in excess of $9 billion.

New York Life Investments has voluntarily agreed to waive a portion of its management fee when the subadvisory fee is reduced as a result of achieving breakpoints in the subadvisory fee schedule. The savings that result from the reduced subadvisory fee will be shared equally with the Portfolio provided that the amount of the management fee retained by New York Life Investments, after payment of the subadvisory fee, exceeds 0.35% of the average daily net assets of the Portfolio. This waiver may be discontinued at any time.

New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.55% of the Portfolio’s average daily net assets from $11 billion to $13 billion; and 0.525% of the Portfolio’s average daily net assets over $13 billion. This agreement expires May 1, 2019, and may only be amended or terminated prior to that date by action of the Board. During the six-month period ended June 30, 2018, the effective management fee rate was 0.73%, exclusive of any applicable waivers/reimbursements.

During the six-month period ended June 30, 2018, New York Life Investments earned fees from the Portfolio in the amount of $3,479,169 and waived fees/reimbursed expenses in the amount of $14,031.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of June 30, 2018, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$670,865,747	$300,157,620	$(5,341,356)	$294,816,264

During the year ended December 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$—	$33,249,868

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to

19

Notes to Financial Statements (Unaudited) (continued)

secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2018, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2018, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2018, purchases and sales of securities, other than short-term securities, were $217,630 and $322,122, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2018 and the year ended December 31, 2017, were as follows:

Initial Class	Shares	Amount
Six-month period ended June 30, 2018:
Shares sold	289,293	$7,593,571
Shares redeemed	(4,453,652)	(115,492,533)

Net increase (decrease)	(4,164,359)	$(107,898,962)

Year ended December 31, 2017:
Shares sold	807,888	$16,992,083
Shares issued to shareholders in reinvestment of dividends and distributions	603,039	13,829,475
Shares redeemed	(13,699,672)	(292,415,369)

Net increase (decrease)	(12,288,745)	$(261,593,811)

Service Class	Shares	Amount
Six-month period ended June 30, 2018:
Shares sold	2,451,842	$61,448,870
Shares redeemed	(2,307,526)	(57,882,337)

Net increase (decrease)	144,316	$3,566,533

Year ended December 31, 2017:
Shares sold	3,781,044	$80,262,387
Shares issued to shareholders in reinvestment of dividends and distributions	881,428	19,420,393
Shares redeemed	(3,726,354)	(78,617,930)

Net increase (decrease)	936,118	$21,064,850

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2018, events and transactions subsequent to June 30, 2018, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

20	MainStay VP Large Cap Growth Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

21

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2018 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2018 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781631	MSVPLG10-08/18 (NYLIAC) NI525

MainStay VP MFS® Utilities Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2018

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

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Message from the President

The six months ended June 30, 2018, saw mixed performance among stocks and bonds. U.S. stocks generally advanced during the reporting period, while international and emerging-market stocks declined.

According to FTSE-Russell data on U.S. stocks, the strongest performance came from the smallest companies during the reporting period, with growth stocks outperforming value stocks at all capitalization levels. While growth stocks provided positive total returns at all capitalization levels, value stocks of midcap and larger companies provided negative returns.

Among U.S. fixed-income securities, shorter-term instruments generally advanced during the first half of 2018, while longer-term bonds on balance declined. Although convertible bonds, bank loans and high-yield corporate bonds generated positive returns during the reporting period, most mortgage-backed securities declined. International and emerging-market bonds also provided negative total returns during the reporting period.

Several factors influenced the stock and bond markets during the first half of 2018. Major tax reforms were signed into law in December 2017 and boosted stock performance early in the reporting period. As the year progressed, however, trade tensions between the U.S. and several of its trading partners led to sustained market volatility, which adversely affected stock prices despite robust corporate earnings and profits. An historic meeting between leaders of the United States and North Korea lifted stock prices briefly in June 2018. While crude oil prices remained volatile, they generally rose during the reporting period, which helped many energy stocks.

The Federal Open Market Committee raised the federal funds target range twice during the reporting period, which led to rising U.S. Treasury yields across the maturity spectrum. The greatest increase occurred among 3-year U.S. Treasury notes, with yield increases tapering off for longer-term U.S. Treasury securities. When interest-rates rise, bond prices tend to decline (and vice versa), which may account for the negative performance of several fixed-income sectors during the reporting period.

Through the ups and downs of the stock and bond markets, MainStay VP portfolio managers seek to pursue the objectives of their individual Portfolios using the investment strategies and processes outlined in the prospectus. As a MainStay VP shareholder, your investments are guided by the market experience and professional insight of our portfolio managers as they seek to deliver long-term returns within prospectus guidelines and manage the specific risks of their respective Portfolios.

Whatever direction the markets may take, MainStay encourages shareholders to maintain a long-term investment perspective. The report that follows contains additional information on the market events, investment decisions and specific securities that shaped the performance of your MainStay VP Portfolio during the six months ended June 30, 2018. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2018

Class	Inception Date	Six Months	One Year	Five Years	Since Inception	Gross Expense Ratio[1]
Initial Class Shares	2/17/2012	2.47%	6.92%	6.75%	8.25%	0.76%
Service Class Shares	2/17/2012	2.34	6.65	6.49	7.98	1.01

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
Dow Jones Global Utilities Index[2]	–0.25%	4.07%	7.04%	6.37%
Morningstar Utilities Category Average[3]	1.41	4.76	9.32	9.07

1.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

2.

The Dow Jones Global Utilities Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Dow Jones Global Utilities Index is a free-float market-capitalization-weighted index that measures the performance of utility companies in developed and emerging markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.

The Morningstar Utilities Category Average is representative of funds that seek capital appreciation by investing primarily in equity securities of U.S. or non-U.S. public utilities including electric, gas, and telephone-service providers. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP MFS® Utilities Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2018, to June 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2018, to June 30, 2018. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2018. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/18	Ending Account Value (Based on Actual Returns and Expenses) 6/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,024.70	$3.82	$1,021.00	$3.81	0.76%

Service Class Shares	$1,000.00	$1,023.40	$5.07	$1,019.80	$5.06	1.01%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP MFS® Utilities Portfolio

Country Composition as of June 30, 2018 (Unaudited)

United States	64.8%
Spain	8.8
Canada	6.2
Italy	2.7
Sweden	2.5
United Kingdom	2.4
China	2.0
Brazil	1.6
Germany	1.1
France	1.0
Greece	0.8
Netherlands	0.8
Portugal	0.7

Australia	0.6%
Japan	0.6
Russia	0.6
Chile	0.5
India	0.5
Thailand	0.4
Indonesia	0.3
Colombia	0.2
Mexico	0.2
Other Assets, Less Liabilities	0.7

100.0%

Portfolio Composition as of June 30, 2018 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Holdings as of June 30, 2018 (excluding short-term investments) (Unaudited)

1.	Exelon Corp.
2.	EDP Renovaveis S.A.
3.	NextEra Energy, Inc.
4.	PPL Corp.
5.	American Electric Power Co., Inc.
6.	Enel S.p.A.
7.	American Tower Corp.
8.	Enterprise Products Partners, L.P.
9.	Com Hem Holding A.B.
10.	Vistra Energy Corp.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Maura A. Shaughnessy, CFA, Claud P. Davis, CFA, CPA, and Scott Walker of Massachusetts Financial Services Company (“MFS”), the Portfolio’s Subadvisor.

How did MainStay VP MFS® Utilities Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2018?

For the six months ended June 30, 2018, MainStay VP MFS® Utilities Portfolio returned 2.47% for Initial Class shares and 2.34% for Service Class shares. Over the same period, both share classes outperformed the –0.25% return of the Dow Jones Global Utilities Index,1 which is the Portfolio’s benchmark, and the 1.41% return of the Morningstar Utilities Category Average.2

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio’s outperformance relative to the Dow Jones Global Utilities Index during the reporting period was largely driven by stock selection in the electric power industry.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

The Portfolio’s derivative exposure, which generally consisted of forward currency contracts, had a small positive impact on relative performance.

Which industries were the strongest positive contributors to the Portfolio’s relative performance, and which industries were particularly weak?

During the period, stock selection in the electric power industry was the most substantial positive contributor to the Portfolio’s performance relative to the Dow Jones Global Utilities Index. (Contributions take weightings and total returns into account.) Other industries that made much smaller positive contributions to the Portfolio’s relative performance included natural gas pipeline and water utilities. Over the same period, the Portfolio’s allocation to cable TV, its underweight exposure to natural gas distribution and stock selection in telephone services were the most substantial detractors from the Portfolio’s performance relative to the Dow Jones Global Utilities Index.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

During the reporting period, a position in renewable energy company EDPR (Portugal) made the most substantial positive contribution to the Portfolio’s absolute performance. The company was the subject of a takeover, which pushed its stock price higher. The next-most-significant contributor to the Portfolio’s absolute performance was a position in U.S. integrated power company Exelon. The stock moved higher because the company was positively leveraged to higher power prices and is positioned to benefit from tax reform. A position in integrated electric power company AES Corp. was also a positive contributor to the Portfolio’s absolute performance. The company continued to make progress on its asset sales as it sought to reduce debt and achieve an investment-grade credit rating.

During the reporting period, the Portfolio’s out-of-benchmark position in pipeline operator EQT Midstream Partners, L.P., was the most substantial detractor from absolute performance. Early in 2018, the company announced that it was spinning off assets, which investors apparently viewed in a negative light. The next-most-substantial detractor from absolute performance was the Portfolio’s out-of-benchmark position in cable operator Comcast. Shares of Comcast weakened because investors were concerned that the company might get into an expensive bidding war with The Walt Disney Company for certain media assets that were for sale. The Portfolio’s allocation to Brazilian water company Cia de Saneamento also detracted when the company reported weak quarterly results.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period the Portfolio added a position in integrated utility Entergy. The company has shown regulatory and operational improvements, and we believed that the valuation was attractive. The Portfolio also added a position in integrated utility CenterPoint Energy. Although the company was pursuing an expensive deal with Vectren, it had a valuation that we found attractive and a solid portfolio of growing assets in favorable jurisdictions. During the reporting period, the Portfolio trimmed its position in power company Exelon and its position in integrated utility AES Corp. because of relative price appreciation.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio modestly increased its exposure to the electric power industry and to natural gas. Over the same period, the Portfolio modestly decreased its weightings in the telephone services, natural gas pipeline and wireless communications industries.

1.	See footnote on page 5 for more information on the Dow Jones Global Utilities Index.
2.	See footnote on page 5 for more information on the Morningstar Utilities Category Average.

8	MainStay VP MFS® Utilities Portfolio

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2018, the Portfolio held sizably overweight positions in the natural gas pipeline, telephone services and wireless communications industries. As of the same date, the Portfolio held significantly underweight positions in the electric power and natural gas distribution industries.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments June 30, 2018 (Unaudited)

	Shares	Value
Common Stocks 93.4%†
Commercial Services & Supplies 0.4%
Covanta Holding Corp.	306,699	$5,060,533

Diversified Telecommunication Services 8.0%
Cellnex Telecom S.A. (Spain) (a)	603,708	15,191,612
♦Com Hem Holding A.B. (Sweden)	1,948,737	31,658,541
Hellenic Telecommunications Organization S.A. (Greece)	851,679	10,536,894
Koninklijke KPN N.V. (Netherlands)	4,034,591	10,967,006
Orange S.A. (France)	740,262	12,382,818
Telefonica Brasil S.A., ADR (Brazil)	546,831	6,490,884
Telesites S.A.B. de C.V. (Mexico) (b)	3,561,500	2,598,464
TELUS Corp. (Canada)	363,445	12,910,570

		102,736,789

Electric Utilities 36.4%
♦American Electric Power Co., Inc.	534,840	37,037,670
Avangrid, Inc.	179,964	9,525,494
Duke Energy Corp.	315,203	24,926,253
Edison International	335,414	21,221,644
Emera, Inc. (Canada)	411,444	13,395,051
Enel Americas S.A., ADR (Chile)	745,296	6,566,058
♦Enel S.p.A. (Italy)	6,312,417	34,971,616
Entergy Corp.	231,237	18,681,637
Equatorial Energia S.A. (Brazil)	117,900	1,727,243
Evergy, Inc.	339,022	19,036,085
Eversource Energy	103,190	6,047,966
♦Exelon Corp.	1,820,233	77,541,926
Iberdrola S.A. (Spain)	3,543,663	27,372,283
♦ NextEra Energy, Inc.	326,161	54,478,672
PG&E Corp.	480,508	20,450,420
♦PPL Corp.	1,582,367	45,176,578
Southern Co.	502,645	23,277,490
SSE PLC (United Kingdom)	1,340,750	23,954,134
Xcel Energy, Inc.	57,675	2,634,594

		468,022,814

Equity Real Estate Investment Trusts 2.5%
♦American Tower Corp.	222,674	32,102,910

Gas Utilities 2.2%
APA Group(Australia)	1,158,704	8,441,288
China Resources Gas Group, Ltd. (China)	4,662,000	20,150,049

		28,591,337

Independent Power & Renewable Electricity Producers 14.5%
AES Corp.	1,186,767	15,914,545
China Longyuan Power Group Corp., Ltd., Class H (China)	6,350,000	5,093,315

	Shares	Value
Independent Power & Renewable Electricity Producers (continued)
♦EDP Renovaveis S.A. (Spain)	6,751,251	$70,385,322
Engie Brasil Energia S.A. (Brazil)	571,800	5,050,046
NextEra Energy Partners, L.P.	425,374	19,852,205
NRG Energy, Inc.	899,017	27,599,822
NRG Yield, Inc.
Class A	535,489	9,130,087
Class C	146,490	2,519,628
NTPC, Ltd. (India)	2,809,922	6,535,763
♦Vistra Energy Corp. (b)	1,059,427	25,066,043

		187,146,776

Media 3.9%
Altice U.S.A., Inc., Class A (c)	967,605	16,507,342
Comcast Corp., Class A	753,326	24,716,626
NOS SGPS S.A. (Portugal)	1,704,308	9,336,118

		50,560,086

Multi-Utilities 6.1%
CenterPoint Energy, Inc.	530,800	14,708,468
CMS Energy Corp.	86,972	4,112,036
Dominion Energy, Inc.	97,730	6,663,231
NiSource, Inc.	295,852	7,774,991
Public Service Enterprise Group, Inc.	284,036	15,377,709
RWE A.G (Germany)	618,946	14,107,126
Sempra Energy	135,293	15,708,870

		78,452,431

Oil, Gas & Consumable Fuels 16.2%
Cheniere Energy, Inc. (b)	363,915	23,723,619
Enbridge, Inc. (Canada)	728,254	26,035,780
Energy Transfer Partners, L.P.	438,142	8,342,224
♦Enterprise Products Partners, L.P.	1,153,509	31,917,594
EQT GP Holdings, L.P.	57,772	1,358,220
EQT Midstream Partners, L.P.	319,226	16,468,869
Kinder Morgan, Inc.	472,911	8,356,337
ONEOK, Inc.	45,802	3,198,354
Plains All American Pipeline, L.P.	138,545	3,275,204
Plains GP Holdings, L.P., Class A (b)	402,525	9,624,373
SemGroup Corp., Class A	158,714	4,031,335
Targa Resources Corp.	178,682	8,842,972
TransCanada Corp. (Canada)	635,210	27,483,166
Western Gas Equity Partners, L.P.	439,937	15,727,748
Williams Cos., Inc.	350,857	9,511,733
Williams Partners, L.P.	265,664	10,783,302

		208,680,830

Water Utilities 0.6%
Cia de Saneamento Basico do Estado de Sao Paulo (Brazil)	1,333,400	8,012,613

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2018, excluding short-term investments. May be subject to change daily.

10	MainStay VP MFS® Utilities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Wireless Telecommunication Services 2.6%
Advanced Info Service PCL (Thailand)	1,036,600	$5,789,690
KDDI Corp. (Japan)	263,900	7,215,176
Millicom International Cellular S.A. (Colombia)	33,119	1,948,086
Mobile TeleSystems PJSC, Sponsored ADR (Russia)	850,257	7,507,769
PT XL Axiata Tbk (Indonesia) (b)	24,655,500	4,328,614
Vodafone Group PLC (United Kingdom)	2,688,975	6,515,862

		33,305,197

Total Common Stocks (Cost $1,098,389,263)		1,202,672,316

Convertible Preferred Stocks 4.1%
Electric Utilities 1.9%
♦Nextera Energy, Inc.
6.123%	287,410	16,411,111
6.371%	114,686	8,524,037

		24,935,148

Gas Utilities 0.3%
South Jersey Industries, Inc. 7.25%	65,904	3,777,617

Independent Power & Renewable Electricity Producers 0.4%
♦Vistra Energy Corp. 7.00%	60,778	5,752,638

Multi-Utilities 1.5%
Dominion Energy, Inc. 6.75%	267,580	12,364,872
Sempra Energy 6.00%	62,265	6,426,370

		18,791,242

Total Convertible Preferred Stocks (Cost $48,423,833)		53,256,645

	Principal Amount	Value
Short-Term Investments 1.8%
Repurchase Agreement 0.0%‡
Fixed Income Clearing Corp. 0.94%, dated 6/29/18 due 7/2/18 Proceeds at Maturity $206,659 (Collateralized by a Federal Home Loan Bank with a rate of 2.15% and a maturity date of 2/14/20, with a Principal Amount of $215,000 and a Market Value of $215,286)	$206,643	$206,643

Total Repurchase Agreement (Cost $206,643)		206,643

U.S. Government & Federal Agencies 1.8%
Federal Home Loan Bank Discount Notes 1.521%, due 7/2/18 (d)	22,831,000	22,830,049

Total U.S. Government & Federal Agencies (Cost $22,830,049)		22,830,049

Total Short-Term Investments (Cost $23,036,692)		23,036,692

Total Investments (Cost $1,169,849,788)	99.3%	1,278,965,653
Other Assets, Less Liabilities	0.7	8,490,362
Net Assets	100.0%	$1,287,456,015

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Non-income producing security.

(c)

All or a portion of this security was held on loan. As of June 30, 2018, the market value of securities loaned was $3,866,956 and the Portfolio received non-cash collateral in the amount of $3,853,356 (See Note 2(K)).

(d)	Interest rate shown represents yield to maturity.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

Foreign Currency Forward Contracts

As of June 30, 2018, the Portfolio held the following foreign currency forward contracts1:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	540,482	USD	409,814	Barclays Bank PLC	7/27/18	$1,483
CAD	447,948	USD	337,426	JPMorgan Chase Bank N.A.	7/27/18	3,455
CAD	541,900	USD	410,966	State Street Bank and Trust	7/27/18	1,410
EUR	770,249	USD	896,924	Citibank N.A.	7/27/18	4,129
USD	47,282,964	CAD	60,297,600	Merrill Lynch International	7/27/18	1,397,581
USD	559,486	CAD	724,855	State Street Bank and Trust	7/27/18	7,885
USD	122,007,238	EUR	103,134,544	JPMorgan Chase Bank N.A.	7/27/18	1,358,245
USD	4,197,469	EUR	3,366,000	Morgan Stanley & Co.	7/18/18	262,438
USD	133,476	EUR	114,019	State Street Bank and Trust	7/27/18	94
USD	149,570	GBP	112,240	BNP Paribas S.A.	7/27/18	1,281
USD	490,051	GBP	364,621	Barclays Bank PLC	7/27/18	8,319
USD	18,847,845	GBP	13,980,110	Merrill Lynch International	7/27/18	377,543
Total unrealized appreciation						3,423,863
CAD	553,978	USD	431,091	Deutsche Bank AG	7/27/18	(9,524)
CAD	667,670	USD	517,083	Goldman Sachs & Co.	7/27/18	(8,999)
EUR	342,372	USD	405,489	JPMorgan Chase Bank N.A.	7/27/18	(4,974)
USD	2,245,128	CAD	2,988,000	Deutsche Bank AG	7/27/18	(28,686)
USD	1,085,760	CAD	1,445,000	JPMorgan Chase Bank N.A.	7/27/18	(13,859)
Total unrealized depreciation						(66,042)
Net unrealized appreciation						$3,357,821

1.

Foreign Currency Forward Contracts are subject to limitations such that they cannot be “sold or repurchased,” although the Portfolio would be able to exit the transaction through other means, such as through the execution of an offsetting transaction.

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

CAD—Canadian Dollar

EUR—Euro

GBP—British Pound Sterling

USD—United States Dollar

12	MainStay VP MFS® Utilities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks
Diversified Telecommunication Services	$21,999,918	$80,736,871	$—	$102,736,789
Electric Utilities	381,724,781	86,298,033	—	468,022,814
Gas Utilities	—	28,591,337	—	28,591,337
Independent Power & Renewable Electricity Producers	105,132,376	82,014,400	—	187,146,776
Media	41,223,968	9,336,118	—	50,560,086
Multi-Utilities	64,345,305	14,107,126	—	78,452,431
Wireless Telecommunication Services	13,297,459	20,007,738	—	33,305,197
All Other Industries	253,856,886	—	—	253,856,886

Total Common Stocks	881,580,693	321,091,623	—	1,202,672,316

Convertible Preferred Stocks	53,256,645	—	—	53,256,645
Short-Term Investments
Repurchase Agreement	—	206,643	—	206,643
U.S. Government & Federal Agencies	—	22,830,049	—	22,830,049

Total Short-Term Investments	—	23,036,692	—	23,036,692

Total Investments in Securities	934,837,338	344,128,315	—	1,278,965,653

Other Financial Instruments
Foreign Currency Forward Contracts (b)	—	3,423,863	—	3,423,863

Total Investments in Securities and Other Financial Instruments	$934,837,338	$347,552,178	$—	$1,282,389,516

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Foreign Currency Forward Contracts (b)	$—	$(66,042)	$—	$(66,042)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of June 30, 2018, certain foreign equity securities with a market value of $310,419,172 transferred from Level 1 to Level 2 as the price of these securities were based on utilizing significant other observable inputs. As of December 31, 2017, the fair value obtained for these securities were based on utilizing quoted prices in active markets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of June 30, 2018 (Unaudited)

Assets
Investment in securities, at value (identified cost $1,169,849,788) including securities on loan of $3,866,956	$1,278,965,653
Cash denominated in foreign currencies (identified cost $376,445)	378,491
Receivables:
Dividends and interest	4,644,059
Investment securities sold	4,236,707
Securities lending income	77,304
Fund shares sold	25,872
Unrealized appreciation on foreign currency forward contracts	3,423,863
Other assets	5,767

Total assets	1,291,757,716

Liabilities
Payables:
Investment securities purchased	1,781,161
Fund shares redeemed	1,142,818
Manager (See Note 3)	758,983
NYLIFE Distributors (See Note 3)	244,589
Foreign capital gains tax (See Note 2(C))	137,688
Custodian	54,159
Shareholder communication	44,620
Professional fees	34,961
Trustees	1,904
Unrealized depreciation on foreign currency forward contracts	66,042
Accrued expenses	34,776

Total liabilities	4,301,701

Net assets	$1,287,456,015

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$107,540
Additional paid-in capital	1,152,622,045

1,152,729,585
Undistributed net investment income	27,896,684
Accumulated net realized gain (loss) on investments and foreign currency transactions	(5,506,778)
Net unrealized appreciation (depreciation) on investments (a)	108,978,177
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	3,358,347

Net assets	$1,287,456,015

Initial Class
Net assets applicable to outstanding shares	$87,434,499

Shares of beneficial interest outstanding	7,263,520

Net asset value per share outstanding	$12.04

Service Class
Net assets applicable to outstanding shares	$1,200,021,516

Shares of beneficial interest outstanding	100,276,839

Net asset value per share outstanding	$11.97

(a)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $(137,688).

14	MainStay VP MFS® Utilities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2018 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$26,114,353
Securities lending	520,887
Interest	253,276
Other	135

Total income	26,888,651

Expenses
Manager (See Note 3)	4,622,406
Distribution/Service—Service Class (See Note 3)	1,494,752
Custodian	87,390
Shareholder communication	67,786
Professional fees	59,477
Trustees	14,021
Miscellaneous	32,993

Total expenses	6,378,825

Net investment income (loss)	20,509,826

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (b)	(2,013,057)
Foreign currency forward transactions	(11,586)
Foreign currency transactions	2,374,633

Net realized gain (loss) on investments and foreign currency transactions	349,990

Net change in unrealized appreciation (depreciation) on:
Investments (c)	3,180,073
Foreign currency forward contracts	5,319,820
Translation of other assets and liabilities in foreign currencies	(20,128)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	8,479,765

Net realized and unrealized gain (loss) on investments and foreign currency transactions	8,829,755

Net increase (decrease) in net assets resulting from operations	$29,339,581

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,447,568.

(b)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $92,978.

(c)	Net change in unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $91,568.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the six months ended June 30, 2018 (Unaudited) and the year ended December 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$20,509,826	$24,824,983
Net realized gain (loss) on investments and foreign currency transactions	349,990	6,732,485
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	8,479,765	144,112,313

Net increase (decrease) in net assets resulting from operations	29,339,581	175,669,781

Dividends to shareholders:
From net investment income:
Initial Class	—	(3,433,462)
Service Class	—	(47,289,749)

Total dividends to shareholders	—	(50,723,211)

Capital share transactions:
Net proceeds from sale of shares	39,785,355	97,283,665
Net asset value of shares issued to shareholders in reinvestment of dividends	—	50,723,211
Cost of shares redeemed	(105,143,787)	(185,647,663)

Increase (decrease) in net assets derived from capital share transactions	(65,358,432)	(37,640,787)

Net increase (decrease) in net assets	(36,018,851)	87,305,783

Net Assets
Beginning of period	1,323,474,866	1,236,169,083

End of period	$1,287,456,015	$1,323,474,866

Undistributed net investment income at end of period	$27,896,684	$7,386,858

16	MainStay VP MFS® Utilities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,
Initial Class	2018*		2017	2016		2015	2014		2013
Net asset value at beginning of period	$11.75		$10.66	$10.15		$13.42	$12.65		$10.89

Net investment income (loss) (a)	0.20		0.25	0.19		0.28	0.38		0.37
Net realized and unrealized gain (loss) on investments	0.01		1.49	0.88		(2.25)	1.05		1.88
Net realized and unrealized gain (loss) on foreign currency transactions	0.08		(0.16)	0.08		0.13	0.16		(0.05)

Total from investment operations	0.29		1.58	1.15		(1.84)	1.59		2.20

Less dividends and distributions:
From net investment income	—		(0.49)	(0.34)		(0.51)	(0.24)		(0.28)
From net realized gain on investments	—		—	(0.30)		(0.92)	(0.58)		(0.16)

Total dividends and distributions	—		(0.49)	(0.64)		(1.43)	(0.82)		(0.44)

Net asset value at end of period	$12.04		$11.75	$10.66		$10.15	$13.42		$12.65

Total investment return (b)	2.47%		14.72%	11.43%		(14.35%)	12.68%		20.33%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.46	%††	2.11%	1.76	%(c)	2.23%	2.81%		3.03%
Net expenses	0.76	%††	0.76%	0.75	%(d)	0.77%	0.78	%(e)	0.79%
Portfolio turnover rate	14%		30%	35%		43%	47%		45%
Net assets at end of period (in 000’s)	$87,434		$83,261	$75,772		$70,368	$82,495		$70,290

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.74%.
(d)	Without the custody fee reimbursement, net expenses would have been 0.77%.
(e)	Expense waiver/reimbursement less than 0.01%.

	Six months ended June 30,		Year ended December 31,
Service Class	2018*		2017	2016		2015	2014		2013
Net asset value at beginning of period	$11.69		$10.62	$10.10		$13.36	$12.61		$10.87

Net investment income (loss) (a)	0.18		0.22	0.16		0.25	0.35		0.34
Net realized and unrealized gain (loss) on investments	0.01		1.47	0.89		(2.24)	1.04		1.87
Net realized and unrealized gain (loss) on foreign currency transactions	0.09		(0.16)	0.08		0.13	0.16		(0.05)

Total from investment operations	0.28		1.53	1.13		(1.86)	1.55		2.16

Less dividends and distributions:
From net investment income	—		(0.46)	(0.31)		(0.48)	(0.22)		(0.26)
From net realized gain on investments	—		—	(0.30)		(0.92)	(0.58)		(0.16)

Total dividends and distributions	—		(0.46)	(0.61)		(1.40)	(0.80)		(0.42)

Net asset value at end of period	$11.97		$11.69	$10.62		$10.10	$13.36		$12.61

Total investment return (b)	2.40	%(c)	14.44%	11.15%		(14.57%)	12.40%		20.03%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.19	%††	1.87%	1.52	%(d)	1.98%	2.53%		2.78%
Net expenses	1.01	%††	1.01%	1.00	%(e)	1.02%	1.03	%(f)	1.04%
Portfolio turnover rate	14%		30%	35%		43%	47%		45%
Net assets at end of period (in 000’s)	$1,200,022		$1,240,213	$1,160,397		$1,131,252	$1,357,229		$1,095,097

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.50%.
(e)	Without the custody fee reimbursement, net expenses would have been 1.02%.
(f)	Expense waiver/reimbursement less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and Notes relate to the MainStay VP MFS® Utilities Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on February 17, 2012. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

18	MainStay VP MFS® Utilities Portfolio

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2018, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of June 30, 2018, there were no securities held by the Portfolio that were fair valued in such a manner.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of June 30, 2018, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

19

Notes to Financial Statements (Unaudited) (continued)

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, which are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by

20	MainStay VP MFS® Utilities Portfolio

ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(I)  Foreign Currency Forward Contracts.  The Portfolio may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Portfolio is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract. The Portfolio may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Portfolio faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Portfolio’s assets. Moreover, there may be an imperfect correlation between the Portfolio’s holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Portfolio’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(J)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(K)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. As of the six-month period ended June 30, 2018, the Portfolio had securities on loan with a value of $3,866,956 and had received non-cash collateral of $3,853,356. Income earned from securities lending activity is reflected in the Statement of Operations.

21

Notes to Financial Statements (Unaudited) (continued)

(L)  Foreign Securities Risk.  The Portfolio invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(M)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(N)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into foreign currency forward contracts in order to provide an efficient means of maintaining liquidity while remaining fully invested in the market.

Fair value of derivative instruments as of June 30, 2018:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Total
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	$3,423,863	$3,423,863

Total Fair Value		$3,423,863	$3,423,863

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Total
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	$(66,042)	$(66,042)

Total Fair Value		$(66,042)	$(66,042)

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2018:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Total
Forward Contracts	Net realized gain (loss) on foreign currency forward transactions	$(11,586)	$(11,586)

Total Realized Gain (Loss)		$(11,586)	$(11,586)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Total
Forward Contracts	Net change in unrealized appreciation (depreciation) on foreign currency forward contracts	$5,319,820	$5,319,820

Total Change in Unrealized Appreciation (Depreciation)		$5,319,820	$5,319,820

Average Notional Amount

	Foreign Exchange Contracts Risk	Total
Forward Contracts Long	$5,102,008	$5,102,008
Forward Contracts Short	$(202,454,415)	$(202,454,415)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Massachusetts Financial Services Company (“MFS®” or “Subadvisor”), a registered investment adviser and an indirect majority-owned subsidiary of Sun Life Financial, Inc. (a diversified financial services company), serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MFS®, New York Life Investments pays for the services of the Subadvisor.

22	MainStay VP MFS® Utilities Portfolio

Effective May 1, 2018, the Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the Portfolio’s average daily net assets as follows: 0.73% up to $1 billion; 0.70% from $1 billion to $3 billion; and 0.69% in excess of $3 billion. Prior to May 1, 2018, the Fund paid New York Life Investments a monthly fee for services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.73% up to $1 billion and 0.70% in excess of $1 billion. During the six-month period ended June 30, 2018, the effective management fee rate was 0.72%.

During the six-month period ended June 30, 2018, New York Life Investments earned fees from the Portfolio in the amount of $4,622,406.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of June 30, 2018, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,179,528,485	$203,954,778	$(104,517,610)	$99,437,168

During the year ended December 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$50,723,211	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2018, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2018, there were no interfund loans made or outstanding with respect to the Portfolio.

23

Notes to Financial Statements (Unaudited) (continued)

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2018, purchases and sales of securities, other than short-term securities, were $181,261 and $192,718, respectively.

The Portfolio may purchase securities from or sell securities to other portfolios managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 under the 1940 Act. During the six-month period ended June 30, 2018, such purchases were $634.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2018 and the year ended December 31, 2017, were as follows:

Initial Class	Shares	Amount
Six-month period ended June 30, 2018:
Shares sold	415,664	$4,840,420
Shares redeemed	(239,574)	(2,783,650)

Net increase (decrease)	176,090	$2,056,770

Year ended December 31, 2017:
Shares sold	371,943	$4,319,140
Shares issued to shareholders in reinvestment of dividends and distributions	292,098	3,433,462
Shares redeemed	(681,820)	(7,913,712)

Net increase (decrease)	(17,779)	$(161,110)

Service Class	Shares	Amount
Six-month period ended June 30, 2018:
Shares sold	3,027,046	$34,944,935
Shares redeemed	(8,809,866)	(102,360,137)

Net increase (decrease)	(5,782,820)	$(67,415,202)

Year ended December 31, 2017:
Shares sold	8,053,491	$92,964,525
Shares issued to shareholders in reinvestment of dividends and distributions	4,039,360	47,289,749
Shares redeemed	(15,325,508)	(177,733,951)

Net increase (decrease)	(3,232,657)	$(37,479,677)

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2018, events and transactions subsequent to June 30, 2018, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

24	MainStay VP MFS® Utilities Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

25

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2018 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2018 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781634	MSVPMFS10-08/18 (NYLIAC) NI526

MainStay VP MacKay Mid Cap Core Portfolio

(Formerly known as MainStay VP Mid Cap Core Portfolio)

Message from the President and Semiannual Report

Unaudited  |  June 30, 2018

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

This page intentionally left blank

Message from the President

The six months ended June 30, 2018, saw mixed performance among stocks and bonds. U.S. stocks generally advanced during the reporting period, while international and emerging-market stocks declined.

According to FTSE-Russell data on U.S. stocks, the strongest performance came from the smallest companies during the reporting period, with growth stocks outperforming value stocks at all capitalization levels. While growth stocks provided positive total returns at all capitalization levels, value stocks of midcap and larger companies provided negative returns.

Among U.S. fixed-income securities, shorter-term instruments generally advanced during the first half of 2018, while longer-term bonds on balance declined. Although convertible bonds, bank loans and high-yield corporate bonds generated positive returns during the reporting period, most mortgage-backed securities declined. International and emerging-market bonds also provided negative total returns during the reporting period.

Several factors influenced the stock and bond markets during the first half of 2018. Major tax reforms were signed into law in December 2017 and boosted stock performance early in the reporting period. As the year progressed, however, trade tensions between the U.S. and several of its trading partners led to sustained market volatility, which adversely affected stock prices despite robust corporate earnings and profits. An historic meeting between leaders of the United States and North Korea lifted stock prices briefly in June 2018. While crude oil prices remained volatile, they generally rose during the reporting period, which helped many energy stocks.

The Federal Open Market Committee raised the federal funds target range twice during the reporting period, which led to rising U.S. Treasury yields across the maturity spectrum. The greatest increase occurred among 3-year U.S. Treasury notes, with yield increases tapering off for longer-term U.S. Treasury securities. When interest-rates rise, bond prices tend to decline (and vice versa), which may account for the negative performance of several fixed-income sectors during the reporting period.

Through the ups and downs of the stock and bond markets, MainStay VP portfolio managers seek to pursue the objectives of their individual Portfolios using the investment strategies and processes outlined in the prospectus. As a MainStay VP shareholder, your investments are guided by the market experience and professional insight of our portfolio managers as they seek to deliver long-term returns within prospectus guidelines and manage the specific risks of their respective Portfolios.

Whatever direction the markets may take, MainStay encourages shareholders to maintain a long-term investment perspective. The report that follows contains additional information on the market events, investment decisions and specific securities that shaped the performance of your MainStay VP Portfolio during the six months ended June 30, 2018. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2018

Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	7/2/2001	2.02%	13.98%	12.29%	9.62%	0.89%
Service Class Shares	6/5/2003	1.89	13.70	12.01	9.34	1.14

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell Midcap® Index[3]	2.35%	12.33%	12.22%	10.23%
Morningstar Mid-Cap Blend Category Average[4]	1.95	11.31	10.61	8.92

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	The Russell Midcap® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Morningstar Mid-Cap Blend Category Average is representative of funds that invest primarily in U.S. stocks of various sizes and styles, giving it a middle-of-the-road profile. The U.S. mid-cap range for market capitalization typically falls between $1 billion and $8 billion and represents 20% of the total capitalization of the U.S. equity market. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay Mid Cap Core Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2018, to June 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2018, to June 30, 2018. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/18	Ending Account Value (Based on Actual Returns and Expenses) 6/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,020.20	$4.31	$1,020.50	$4.31	0.86%

Service Class Shares	$1,000.00	$1,018.90	$5.56	$1,019.30	$5.56	1.11%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the exchange-traded funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP MacKay Mid Cap Core Portfolio

Industry Composition as of June 30, 2018 (Unaudited)

Oil, Gas & Consumable Fuels	6.5%
Equity Real Estate Investment Trusts	5.6
IT Services	5.0
Software	5.0
Specialty Retail	5.0
Capital Markets	4.8
Insurance	4.7
Multi-Utilities	3.6
Hotels, Restaurants & Leisure	3.4
Internet Software & Services	3.2
Health Care Providers & Services	2.9
Metals & Mining	2.9
Media	2.4
Banks	2.3
Chemicals	2.3
Machinery	2.3
Health Care Equipment & Supplies	2.2
Communications Equipment	2.1
Multiline Retail	2.1
Textiles, Apparel & Luxury Goods	2.1
Semiconductors & Semiconductor Equipment	2.0
Independent Power & Renewable Electricity Producers	1.9
Trading Companies & Distributors	1.9
Aerospace & Defense	1.7
Exchange -Traded Funds	1.6
Electronic Equipment, Instruments & Components	1.5
Technology Hardware, Storage & Peripherals	1.5
Commercial Services & Supplies	1.2
Consumer Finance	1.2

Professional Services	1.2%
Electric Utilities	1.1
Food & Staples Retailing	1.0
Food Products	1.0
Internet & Direct Marketing Retail	1.0
Electrical Equipment	0.8
Health Care Technology	0.8
Air Freight & Logistics	0.7
Energy Equipment & Services	0.7
Mortgage Real Estate Investment Trusts	0.7
Personal Products	0.7
Beverages	0.6
Building Products	0.6
Paper & Forest Products	0.6
Real Estate Management & Development	0.6
Diversified Consumer Services	0.5
Leisure Products	0.5
Life Sciences Tools & Services	0.5
Pharmaceuticals	0.4
Biotechnology	0.2
Containers & Packaging	0.2
Road & Rail	0.2
Automobiles	0.1
Diversified Telecommunication Services	0.1
Marine	0.1
Short-Term Investment	0.1
Industrial Conglomerates	0.0 ‡
Other Assets, Less Liabilities	0.1

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of June 30, 2018 (excluding short-term investment) (Unaudited)

1.	SPDR S&P MidCap 400 ETF Trust

2.	Centene Corp.

3.	Freeport-McMoRan, Inc.

4.	Xcel Energy, Inc.

5.	Consolidated Edison, Inc.
6.	Synchrony Financial

7.	Darden Restaurants, Inc.

8.	Western Digital Corp.

9.	Newmont Mining Corp.

10.	Ameriprise Financial, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Migene Kim, CFA, Andrew Ver Planck, CFA, and Mona Patni of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP MacKay Mid Cap Core Portfolio perform relative to its benchmark and peers for the six months ended June 30, 2018?

For the six months ended June 30, 2018, MainStay VP MacKay Mid Cap Core Portfolio returned 2.02% for Initial Class shares and 1.89% for Service Class shares. Over the same period, both share classes underperformed the 2.35% return of the Russell Midcap® Index,1 which is the Portfolio’s benchmark. For the six months ended June 30, 2018, Initial Class shares outperformed—and Service Class shares underperformed—the 1.95% return of the Morningstar Mid-Cap Blend Category Average.2

Were there any changes to the Portfolio during the reporting period?

Effective January 1, 2018, MacKay Shields assumed subadvisory responsibilities for the Portfolio and the portfolio managers from Cornerstone Capital Management Holdings LLC transitioned to MacKay Shields. Effective May 1, 2018, the Portfolio was renamed MainStay VP MacKay Mid Cap Core Portfolio. For more information on these changes, please refer to the supplements dated September 28, 2017, and December 15, 2017.

What factors affected the Portfolio’s relative performance during the reporting period?

During the reporting period, trend-following factors in the Portfolio’s model, such as momentum, performed well relative to the Russell Midcap® Index, while valuation-based factors faced stiff challenges, particularly in identifying expensive stocks to avoid. A sustained rally among expensive high-growth stocks resulted in the Portfolio facing weak stock selection in the biotechnology industry, which hurt the Portfolio’s relative performance. The Portfolio’s stock selection was also weak in the insurance portion of the financials sector. On the other hand, positive momentum in retailing and personal products helped the Portfolio’s stock selection in the consumer discretionary and consumer staples sectors and contributed positively to the Portfolio’s relative performance during the reporting period. (Contributions take weightings and total returns into account.)

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The strongest positive contributors to the Portfolio’s performance relative to the Russell Midcap® Index during the reporting period were the consumer staples, information technology and consumer discretionary sectors. Over the same period, the health care, financials and materials sectors were the weakest contributors to the Portfolio’s relative performance, each providing negative absolute performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

Among the stocks that made the strongest positive contributions to the Portfolio’s absolute performance during the reporting period were social networking site Twitter, nutrition company Herbalife Nutrition, and oil & gas refiner HollyFrontier.

Over the same period, packaged food producer Pilgrim’s Pride, engines and generators manufacturer Cummins, and building products company Owens Corning were among the stocks that made the weakest contributions to the Portfolio’s absolute performance.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio purchased shares of department store Macy’s throughout the reporting period. Initially, the purchase was made because the Portfolio’s model found the stock’s valuation attractive. The Portfolio later increased its position as the stock’s momentum and sentiment scores improved. The Portfolio initiated a position in food products wholesaler US Foods Holdings Corp. in January 2018, as the Portfolio’s model ranked the stock attractive in terms of valuation and price trend. The Portfolio purchased additional shares as the stock’s price trend strengthened during the first half of 2018.

The Portfolio eliminated its overweight position in human resources and staffing company ManpowerGroup. According to the Portfolio’s model, the return prospect of the stock deteriorated in terms of momentum and valuation during the reporting period as investors penalized the stock after the company delivered disappointing earnings and revenue growth. The Portfolio also sold a substantial portion of its position in life insurance company Principal Financial Group during the first quarter of 2018. Life insurers as a group significantly underperformed the market, as a flat yield curve3 and elevated volatility in the equity market provided a challenging macro backdrop. We believed that, although the stock had an inexpensive valuation, its scores for price trend and sentiment had deteriorated enough for our model to deem the stock unattractive in terms of return prospect.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio’s most-substantial increases in sector exposure relative to the Russell Midcap® Index were in the energy and industrials sectors. Over the same period, the Portfolio’s most-substantial decreases in sector exposure relative to the benchmark were in materials and real estate.

1.	See footnote on page 5 for more information on the Russell Midcap® Index.
2.	See footnote on page 5 for more information on the Morningstar Mid-Cap Blend Category Average
3.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

8	MainStay VP MacKay Mid Cap Core Portfolio

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2018, the Portfolio held overweight positions relative to the Russell Midcap® Index in the consumer discretionary, information technology and energy sectors. As of the same date, the Portfolio held underweight positions relative to the benchmark in industrials, health care and real estate.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments June 30, 2018 (Unaudited)

	Shares	Value
Common Stocks 98.2%†
Aerospace & Defense 1.7%
Huntington Ingalls Industries, Inc.	28,384	$6,153,367
Rockwell Collins, Inc.	3,366	453,333
Spirit AeroSystems Holdings, Inc., Class A	73,732	6,334,316
Textron, Inc.	26,942	1,775,747
TransDigm Group, Inc.	3,826	1,320,506

		16,037,269

Air Freight & Logistics 0.7%
XPO Logistics, Inc. (a)	62,737	6,284,993

Automobiles 0.1%
Harley-Davidson, Inc.	11,486	483,331

Banks 2.3%
CIT Group, Inc.	56,040	2,824,976
Commerce Bancshares, Inc.	18,228	1,179,534
Fifth Third Bancorp	254,873	7,314,855
First Hawaiian, Inc.	176,723	5,128,502
KeyCorp	161,849	3,162,530
SunTrust Banks, Inc.	35,173	2,322,121

		21,932,518

Beverages 0.6%
Dr. Pepper Snapple Group, Inc.	45,042	5,495,124
Molson Coors Brewing Co., Class B	1,493	101,584

		5,596,708

Biotechnology 0.2%
OPKO Health, Inc. (a)(b)	364,977	1,715,392

Building Products 0.6%
Owens Corning	40,471	2,564,647
USG Corp. (a)	67,368	2,904,908

		5,469,555

Capital Markets 4.8%
♦Ameriprise Financial, Inc.	54,313	7,597,302
Cboe Global Markets, Inc.	52,575	5,471,480
E*TRADE Financial Corp. (a)	1,195	73,086
Evercore, Inc., Class A	26,562	2,800,963
Federated Investors, Inc., Class B	58,262	1,358,670
Lazard, Ltd., Class A	112,136	5,484,572
Legg Mason, Inc.	137,589	4,778,466
LPL Financial Holdings, Inc.	86,025	5,638,078
Morningstar, Inc.	5,878	753,854
Nasdaq, Inc.	60,254	5,499,383
Northern Trust Corp.	39,811	4,096,154
Raymond James Financial, Inc.	471	42,084
T. Rowe Price Group, Inc.	17,067	1,981,308

		45,575,400

	Shares	Value
Chemicals 2.3%
Cabot Corp.	37,834	$2,337,006
CF Industries Holdings, Inc.	154,069	6,840,664
Chemours Co.	108,302	4,804,277
Eastman Chemical Co.	2,400	239,904
Huntsman Corp.	191,280	5,585,376
Westlake Chemical Corp.	23,350	2,513,160

		22,320,387

Commercial Services & Supplies 1.2%
Cintas Corp.	1,472	272,423
Clean Harbors, Inc. (a)	41,615	2,311,713
Copart, Inc. (a)	5,022	284,045
KAR Auction Services, Inc.	73,590	4,032,732
Republic Services, Inc.	62,986	4,305,723

		11,206,636

Communications Equipment 2.1%
Arista Networks, Inc. (a)	7,159	1,843,371
ARRIS International PLC (a)	63,386	1,549,471
F5 Networks, Inc. (a)	37,606	6,485,155
Juniper Networks, Inc.	108,786	2,982,912
Palo Alto Networks, Inc. (a)	34,227	7,032,621

		19,893,530

Consumer Finance 1.2%
Credit Acceptance Corp. (a)	3,236	1,143,602
Discover Financial Services	23,777	1,674,139
OneMain Holdings, Inc. (a)	10,211	339,924
♦Synchrony Financial	249,241	8,319,665

		11,477,330

Containers & Packaging 0.2%
Ball Corp.	64,606	2,296,743

Diversified Consumer Services 0.5%
H&R Block, Inc.	229,963	5,238,557

Diversified Telecommunication Services 0.1%
Zayo Group Holdings, Inc. (a)	24,795	904,522

Electric Utilities 1.1%
Avangrid, Inc.	35,049	1,855,144
Entergy Corp.	1,919	155,036
FirstEnergy Corp.	10,343	371,417
♦Xcel Energy, Inc.	185,186	8,459,296

		10,840,893

Electrical Equipment 0.8%
Acuity Brands, Inc.	9,759	1,130,775
Graftech International, Ltd.	61,070	1,098,649

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2018, excluding short-term investment. May be subject to change daily.

10	MainStay VP MacKay Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Electrical Equipment (continued)
nVent Electric PLC (a)	193,095	$4,846,685
Regal Beloit Corp.	1,551	126,872

		7,202,981

Electronic Equipment, Instruments & Components 1.5%
CDW Corp.	44,072	3,560,577
Jabil, Inc.	208,576	5,769,212
Zebra Technologies Corp., Class A (a)	37,480	5,369,010

		14,698,799

Energy Equipment & Services 0.7%
RPC, Inc. (b)	31,458	458,343
Transocean, Ltd. (a)	465,440	6,255,514

		6,713,857

Equity Real Estate Investment Trusts 5.6%
Apple Hospitality REIT, Inc.	285,027	5,096,283
AvalonBay Communities, Inc.	3,237	556,408
CubeSmart	36,318	1,170,166
Equity LifeStyle Properties, Inc.	15,045	1,382,635
Equity Residential	454	28,915
Extra Space Storage, Inc.	3,818	381,075
Gaming and Leisure Properties, Inc.	145,738	5,217,420
Hospitality Properties Trust	207,450	5,935,144
Host Hotels & Resorts, Inc.	342,376	7,213,862
Lamar Advertising Co., Class A	69,370	4,738,665
Life Storage, Inc.	473	46,028
Omega Healthcare Investors, Inc.	122,774	3,805,994
Outfront Media, Inc.	33,543	652,411
Park Hotels & Resorts, Inc.	194,931	5,970,737
Prologis, Inc.	6,157	404,453
Rayonier, Inc.	1,306	50,529
Spirit MTA REIT (a)	20,057	206,587
Spirit Realty Capital, Inc.	471,877	3,789,172
Uniti Group, Inc. (a)	264,589	5,299,718
VEREIT, Inc.	281,249	2,092,493
Weyerhaeuser Co.	97	3,537

		54,042,232

Food & Staples Retailing 1.0%
Sprouts Farmers Market, Inc. (a)	115,350	2,545,774
U.S. Foods Holding Corp. (a)	172,940	6,540,591

		9,086,365

Food Products 1.0%
Pilgrim’s Pride Corp. (a)	163,476	3,290,772
TreeHouse Foods, Inc. (a)	96,965	5,091,632
Tyson Foods, Inc., Class A	22,639	1,558,695

		9,941,099

Health Care Equipment & Supplies 2.2%
ABIOMED, Inc. (a)	5,376	2,199,053
DENTSPLY SIRONA, Inc.	20,061	878,070

	Shares	Value
Health Care Equipment & Supplies (continued)
Hill-Rom Holdings, Inc.	48,140	$4,204,547
ResMed, Inc.	30,911	3,201,761
STERIS PLC	36,486	3,831,395
Varian Medical Systems, Inc. (a)	55,647	6,328,177

		20,643,003

Health Care Providers & Services 2.9%
Cardinal Health, Inc.	2,047	99,955
♦Centene Corp. (a)	69,304	8,538,946
DaVita, Inc. (a)	16,940	1,176,313
Encompass Health Corp.	45,640	3,090,741
Envision Healthcare Corp. (a)	34,136	1,502,325
MEDNAX, Inc. (a)	49,863	2,158,071
Molina Healthcare, Inc. (a)	31,517	3,086,775
Universal Health Services, Inc., Class B	8,806	981,341
WellCare Health Plans, Inc. (a)	28,725	7,073,244

		27,707,711

Health Care Technology 0.8%
Cerner Corp. (a)	125,764	7,519,430

Hotels, Restaurants & Leisure 3.4%
♦Darden Restaurants, Inc.	74,138	7,937,214
Extended Stay America, Inc.	102,665	2,218,591
Hyatt Hotels Corp., Class A	11,372	877,350
MGM Resorts International	55,274	1,604,604
Norwegian Cruise Line Holdings, Ltd. (a)	29,055	1,372,849
Royal Caribbean Cruises, Ltd.	66,777	6,918,097
Six Flags Entertainment Corp.	11,947	836,887
Wyndham Destinations, Inc.	17,475	773,618
Wyndham Hotels & Resorts, Inc.	17,475	1,028,054
Wynn Resorts, Ltd.	13,843	2,316,488
Yum China Holdings, Inc.	181,264	6,971,414

		32,855,166

Independent Power & Renewable Electricity Producers 1.9%
AES Corp.	410,437	5,503,960
NRG Energy, Inc.	196,539	6,033,747
Vistra Energy Corp. (a)	270,139	6,391,489

		17,929,196

Industrial Conglomerates 0.0%‡
Carlisle Cos., Inc.	2,912	315,399

Insurance 4.7%
Arthur J. Gallagher & Co.	89,358	5,833,290
Assurant, Inc.	772	79,894
Athene Holding, Ltd., Class A (a)	131,065	5,745,890
Cincinnati Financial Corp.	41,493	2,774,222
CNA Financial Corp.	113,239	5,172,758
First American Financial Corp.	111,227	5,752,660
FNF Group	137,128	5,158,755
Lincoln National Corp.	12,026	748,619

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Insurance (continued)
Old Republic International Corp.	165,591	$3,296,917
Progressive Corp.	78,931	4,668,769
Reinsurance Group of America, Inc.	12,482	1,666,097
W.R. Berkley Corp.	63,079	4,567,550

		45,465,421

Internet & Direct Marketing Retail 1.0%
Expedia Group, Inc.	37,991	4,566,138
Liberty Expedia Holdings, Inc., Class A (a)	65,002	2,856,188
Qurate Retail, Inc. (a)	107,852	2,288,620

		9,710,946

Internet Software & Services 3.2%
Akamai Technologies, Inc. (a)	87,762	6,426,811
GoDaddy, Inc., Class A (a)	68,921	4,865,823
IAC/InterActiveCorp (a)	38,874	5,927,896
LogMeIn, Inc.	27,655	2,855,379
Twitter, Inc. (a)	159,385	6,960,343
VeriSign, Inc. (a)	25,763	3,540,351

		30,576,603

IT Services 5.0%
Alliance Data Systems Corp.	1,124	262,117
Conduent, Inc. (a)	289,092	5,252,802
CoreLogic, Inc. (a)	109,292	5,672,255
DXC Technology Co.	94,004	7,577,662
Euronet Worldwide, Inc. (a)	23,267	1,949,077
Fidelity National Information Services, Inc.	17,834	1,890,939
First Data Corp., Class A (a)	316,807	6,630,770
Fiserv, Inc. (a)	1,877	139,067
Perspecta, Inc.	21,770	447,373
Sabre Corp.	240,790	5,933,066
Square, Inc., Class A (a)	34,244	2,110,800
Teradata Corp. (a)	87,501	3,513,165
Western Union Co.	315,139	6,406,776

		47,785,869

Leisure Products 0.5%
Polaris Industries, Inc.	40,895	4,996,551

Life Sciences Tools & Services 0.5%
Agilent Technologies, Inc.	14,567	900,823
Charles River Laboratories International, Inc. (a)	17,090	1,918,523
IQVIA Holdings, Inc. (a)	21,846	2,180,668

		5,000,014

Machinery 2.3%
AGCO Corp.	2,635	159,997
Allison Transmission Holdings, Inc.	140,703	5,697,065
Crane Co.	21,398	1,714,622
Cummins, Inc.	56,517	7,516,761
Gates Industrial Corp. PLC (a)	18,622	302,980

	Shares	Value
Machinery (continued)
PACCAR, Inc.	25,553	$1,583,264
Terex Corp.	126,311	5,329,061
Trinity Industries, Inc.	1,359	46,559

		22,350,309

Marine 0.1%
Kirby Corp. (a)	7,889	659,520

Media 2.4%
AMC Networks, Inc., Class A (a)	15,293	951,225
Discovery, Inc. (a)
Class A (b)	93,271	2,564,952
Class C	100,842	2,571,471
John Wiley & Sons, Inc., Class A	8,965	559,416
Live Nation Entertainment, Inc. (a)	116,255	5,646,505
News Corp., Class B	7,516	119,129
Omnicom Group, Inc.	78,039	5,952,034
Viacom, Inc.
Class A	864	30,629
Class B	155,694	4,695,731

		23,091,092

Metals & Mining 2.9%
Alcoa Corp. (a)	131,434	6,161,626
♦Freeport-McMoRan, Inc.	491,306	8,479,942
♦Newmont Mining Corp.	203,225	7,663,615
United States Steel Corp.	168,027	5,838,938

		28,144,121

Mortgage Real Estate Investment Trusts 0.7%
New Residential Investment Corp.	331,006	5,789,295
Starwood Property Trust, Inc.	49,661	1,078,140

		6,867,435

Multi-Utilities 3.6%
Ameren Corp.	104,681	6,369,839
CenterPoint Energy, Inc.	170,151	4,714,884
CMS Energy Corp.	40,842	1,931,010
♦Consolidated Edison, Inc.	107,595	8,390,258
DTE Energy Co.	47,594	4,932,166
Public Service Enterprise Group, Inc.	20,601	1,115,338
WEC Energy Group, Inc.	115,973	7,497,655

		34,951,150

Multiline Retail 2.1%
Kohl’s Corp.	98,851	7,206,238
Macy’s, Inc.	189,897	7,107,845
Nordstrom, Inc.	120,303	6,229,289

		20,543,372

Oil, Gas & Consumable Fuels 6.5%
Andeavor	27,919	3,662,414
Antero Resources Corp. (a)	189,194	4,039,292
Cabot Oil & Gas Corp.	2,157	51,337

12	MainStay VP MacKay Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
CNX Resources Corp. (a)	175,355	$3,117,812
CONSOL Energy, Inc. (a)	57,087	2,189,286
Continental Resources, Inc. (a)	90,835	5,882,475
Devon Energy Corp.	153,173	6,733,485
HollyFrontier Corp.	94,637	6,476,010
Kosmos Energy, Ltd. (a)	715,138	5,914,191
Marathon Oil Corp.	59,264	1,236,247
Marathon Petroleum Corp.	64,431	4,520,479
Murphy Oil Corp.	182,554	6,164,849
ONEOK, Inc.	3,606	251,807
PBF Energy, Inc., Class A	131,320	5,506,248
QEP Resources, Inc. (a)	37,240	456,562
SM Energy Co.	21,108	542,264
Whiting Petroleum Corp. (a)	99,658	5,253,970

		61,998,728

Paper & Forest Products 0.6%
Domtar Corp.	119,788	5,718,679

Personal Products 0.7%
Herbalife Nutrition, Ltd. (a)	112,358	6,035,872
Nu Skin Enterprises, Inc., Class A	12,067	943,519

		6,979,391

Pharmaceuticals 0.4%
Jazz Pharmaceuticals PLC (a)	15,114	2,604,142
Mylan N.V. (a)	36,157	1,306,714
Zoetis, Inc.	1,566	133,408

		4,044,264

Professional Services 1.2%
Nielsen Holdings PLC	173,830	5,376,562
Robert Half International, Inc.	94,316	6,139,972

		11,516,534

Real Estate Management & Development 0.6%
Jones Lang LaSalle, Inc.	36,602	6,075,566

Road & Rail 0.2%
Genesee & Wyoming, Inc., Class A (a)	26,819	2,180,921

Semiconductors & Semiconductor Equipment 2.0%
Cypress Semiconductor Corp.	89,270	1,390,827
First Solar, Inc. (a)	72,673	3,826,960
Lam Research Corp.	12,933	2,235,469
MKS Instruments, Inc.	15,188	1,453,491
ON Semiconductor Corp. (a)	251,489	5,591,858
Qorvo, Inc. (a)	58,423	4,683,772

		19,182,377

	Shares	Value
Software 5.0%
CA, Inc.	114,084	$4,067,095
Cadence Design Systems, Inc. (a)	122,980	5,326,264
CDK Global, Inc.	84,882	5,521,574
Ceridian HCM Holding, Inc. (a)	31,741	1,053,484
Citrix Systems, Inc. (a)	67,509	7,077,643
Dell Technologies, Inc., Class V (a)	89,044	7,531,341
Fortinet, Inc. (a)	102,656	6,408,814
Manhattan Associates, Inc. (a)	65,151	3,062,748
Nuance Communications, Inc. (a)	67,019	930,559
SS&C Technologies Holdings, Inc.	127,834	6,634,585

		47,614,107

Specialty Retail 5.0%
AutoZone, Inc. (a)	5,763	3,866,570
Best Buy Co., Inc.	101,270	7,552,717
Dick’s Sporting Goods, Inc.	109,665	3,865,691
Foot Locker, Inc.	121,050	6,373,282
Gap, Inc.	152,748	4,947,508
L Brands, Inc.	45,056	1,661,665
Michaels Cos., Inc. (a)	169,489	3,249,104
Murphy USA, Inc. (a)	37,427	2,780,452
Signet Jewelers, Ltd.	36,387	2,028,575
Tractor Supply Co.	60,900	4,658,241
Urban Outfitters, Inc. (a)	99,789	4,445,600
Williams-Sonoma, Inc.	48,035	2,948,388

		48,377,793

Technology Hardware, Storage & Peripherals 1.5%
NetApp, Inc.	84,370	6,625,576
♦Western Digital Corp.	101,461	7,854,096

		14,479,672

Textiles, Apparel & Luxury Goods 2.1%
Carter’s, Inc.	22,942	2,486,683
Michael Kors Holdings, Ltd. (a)	97,697	6,506,620
Ralph Lauren Corp.	27,488	3,455,791
Tapestry, Inc.	135,090	6,310,054
VF Corp.	21,805	1,777,544

		20,536,692

Trading Companies & Distributors 1.9%
HD Supply Holdings, Inc. (a)	115,360	4,947,790
United Rentals, Inc. (a)	42,510	6,275,326
W.W. Grainger, Inc.	23,229	7,163,824

		18,386,940

Total Common Stocks (Cost $820,658,805)		943,163,069

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

	Shares	Value
Exchange-Traded Funds 1.6%
SPDR S&P 500 ETF Trust	4,847	$1,314,894
♦SPDR S&P MidCap 400 ETF Trust	39,757	14,114,530

Total Exchange-Traded Funds (Cost $12,710,395)		15,429,424

	Principal Amount
Short-Term Investment 0.1%
Repurchase Agreement 0.1%
Fixed Income Clearing Corp. 0.94%, dated 6/29/18 due 7/2/18 Proceeds at Maturity $1,042,961 (Collateralized by a Federal Home Loan Bank security with a rate of 2.15% and a maturity date of 2/14/20, with a Principal Amount of $1,065,000 and a Market Value of $1,066,415)	$1,042,879	1,042,879

Total Short-Term Investment (Cost $1,042,879)		1,042,879

Total Investments (Cost $834,412,079)	99.9%	959,635,372
Other Assets, Less Liabilities	0.1	661,780
Net Assets	100.0%	$960,297,152
‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)

All or a portion of this security was held on loan. As of June 30, 2018, the market value of securities loaned was $3,828,995 and the Fund received non-cash collateral in the amount of $4,057,504 (See Note 2(I)).

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

SPDR—Standard & Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$943,163,069	$—	$—	$943,163,069
Exchange-Traded Funds	15,429,424	—	—	15,429,424
Short-Term Investment
Repurchase Agreement	—	1,042,879	—	1,042,879

Total Investments in Securities	$958,592,493	$1,042,879	$—	$959,635,372

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2018, the Portfolio did not have any transfers among levels. (See Note 2)

As of June 30, 2018, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

14	MainStay VP MacKay Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2018 (Unaudited)

Assets
Investment in securities, at value (identified cost $834,412,079) including securities on loan of $3,828,995	$959,635,372
Receivables:
Dividends and interest	1,563,042
Fund shares sold	94,917
Securities lending income	3,655
Other assets	4,307

Total assets	961,301,293

Liabilities
Payables:
Manager (See Note 3)	670,684
Fund shares redeemed	159,499
NYLIFE Distributors (See Note 3)	95,517
Shareholder communication	29,208
Professional fees	28,623
Custodian	13,337
Trustees	1,420
Accrued expenses	5,853

Total liabilities	1,004,141

Net assets	$960,297,152

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$60,901
Additional paid-in capital	658,379,036

658,439,937
Undistributed net investment income	12,995,522
Accumulated net realized gain (loss) on investments	163,638,400
Net unrealized appreciation (depreciation) on investments	125,223,293

Net assets	$960,297,152

Initial Class
Net assets applicable to outstanding shares	$504,682,678

Shares of beneficial interest outstanding	31,763,835

Net asset value per share outstanding	$15.89

Service Class
Net assets applicable to outstanding shares	$455,614,474

Shares of beneficial interest outstanding	29,136,814

Net asset value per share outstanding	$15.64

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the six months ended June 30, 2018 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$9,581,982
Securities lending	22,028
Interest	1,469
Other	102

Total income	9,605,581

Expenses
Manager (See Note 3)	4,094,075
Distribution/Service—Service Class (See Note 3)	574,952
Professional fees	47,392
Shareholder communication	46,956
Trustees	10,476
Custodian	7,430
Miscellaneous	18,300

Total expenses before waiver/reimbursement	4,799,581
Expense waiver/reimbursement from Manager (See Note 3)	(81,864)

Net expenses	4,717,717

Net investment income (loss)	4,887,864

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	52,426,060
Net change in unrealized appreciation (depreciation) on investments	(38,418,659)

Net realized and unrealized gain (loss) on investments	14,007,401

Net increase (decrease) in net assets resulting from operations	$18,895,265

(a)	Dividends recorded net of foreign withholding taxes in the amount of $649.

16	MainStay VP MacKay Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2018 (Unaudited) and the year ended December 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,887,864	$7,186,948
Net realized gain (loss) on investments	52,426,060	119,950,430
Net change in unrealized appreciation (depreciation) on investments	(38,418,659)	40,904,083

Net increase (decrease) in net assets resulting from operations	18,895,265	168,041,461

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(5,072,624)
Service Class	—	(3,802,505)

	—	(8,875,129)

From net realized gain on investments:
Initial Class	—	(5,745,978)
Service Class	—	(5,534,116)

	—	(11,280,094)

Total dividends and distributions to shareholders	—	(20,155,223)

Capital share transactions:
Net proceeds from sale of shares	40,247,344	54,923,026
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	20,155,223
Cost of shares redeemed	(79,461,537)	(236,417,603)

Increase (decrease) in net assets derived from capital share transactions	(39,214,193)	(161,339,354)

Net increase (decrease) in net assets	(20,318,928)	(13,453,116)

Net Assets
Beginning of period	980,616,080	994,069,196

End of period	$960,297,152	$980,616,080

Undistributed net investment income at end of period	$12,995,522	$8,107,658

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,
Initial Class	2018*		2017	2016	2015	2014	2013
Net asset value at beginning of period	$15.57		$13.37	$13.00	$15.83	$16.18	$12.23

Net investment income (loss) (a)	0.09		0.12	0.13	0.13	0.10	0.12
Net realized and unrealized gain (loss) on investments	0.23		2.42	1.28	(0.73)	2.07	4.93

Total from investment operations	0.32		2.54	1.41	(0.60)	2.17	5.05

Less dividends and distributions:
From net investment income	—		(0.16)	(0.11)	(0.09)	(0.09)	(0.16)
From net realized gain on investments	—		(0.18)	(0.93)	(2.14)	(2.43)	(0.94)

Total dividends and distributions	—		(0.34)	(1.04)	(2.23)	(2.52)	(1.10)

Net asset value at end of period	$15.89		$15.57	$13.37	$13.00	$15.83	$16.18

Total investment return (b)	2.06	%(c)	19.14%	11.17%	(3.68%)	14.38%	42.18%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.14	%††	0.87%	1.09%	0.88%	0.62%	0.79%
Net expenses	0.86	%††	0.86%	0.86%	0.86%	0.85%	0.85%
Expenses (before waiver/reimbursement)	0.88	%††	0.88%	0.89%	0.88%	0.88%	0.89%
Portfolio turnover rate	79%		155%	164%	174%	172%	167%
Net assets at end of period (in 000’s)	$504,683		$503,364	$558,783	$506,368	$440,409	$397,964

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Six months ended June 30,		Year ended December 31,
Service Class	2018*		2017	2016	2015	2014	2013
Net asset value at beginning of period	$15.35		$13.18	$12.83	$15.64	$16.03	$12.13

Net investment income (loss) (a)	0.07		0.09	0.12	0.09	0.06	0.08
Net realized and unrealized gain (loss) on investments	0.22		2.38	1.24	(0.71)	2.03	4.89

Total from investment operations	0.29		2.47	1.36	(0.62)	2.09	4.97

Less dividends and distributions:
From net investment income	—		(0.12)	(0.08)	(0.05)	(0.05)	(0.13)
From net realized gain on investments	—		(0.18)	(0.93)	(2.14)	(2.43)	(0.94)

Total dividends and distributions	—		(0.30)	(1.01)	(2.19)	(2.48)	(1.07)

Net asset value at end of period	$15.64		$15.35	$13.18	$12.83	$15.64	$16.03

Total investment return (b)	1.89%		18.85%	10.89%	(3.92%)	14.10%	41.82%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.88	%††	0.64%	0.83%	0.61%	0.37%	0.53%
Net expenses	1.11	%††	1.11%	1.11%	1.11%	1.10%	1.10%
Expenses (before waiver/reimbursement)	1.13	%††	1.13%	1.14%	1.13%	1.13%	1.14%
Portfolio turnover rate	79%		155%	164%	174%	172%	167%
Net assets at end of period (in 000’s)	$455,614		$477,253	$435,287	$426,143	$479,799	$420,462

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

18	MainStay VP MacKay Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and Notes relate to the MainStay VP MacKay Mid Cap Core Portfolio (formerly known as MainStay VP Mid Cap Core Portfolio) (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on July 2, 2001. Service Class shares commenced operations on June 5, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

19

Notes to Financial Statements (Unaudited) (continued)

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2018, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended;

(ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of June 30, 2018, a security that was fair valued in such a manner is shown in the Portfolio of Investments.

Equity securities, including shares of exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of

20	MainStay VP MacKay Mid Cap Core Portfolio

an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in ETFs or mutual funds, which are subject to management fees and other fees that may increase the costs of investing in ETFs or mutual funds costs versus the costs of owning the underlying securities directly. These indirect expenses of ETFs or mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, which are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(H)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Portfolio could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Portfolio is exposed to risk until the sale or exercise of each right or warrant is completed. As of June 30, 2018, the Portfolio did not hold any warrants or rights.

(I)   Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive

21

Notes to Financial Statements (Unaudited) (continued)

compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. As of the six-month period ended June 30, 2018, the Portfolio had securities on loan in the amount of $3,828,995 and received non-cash collateral of $4,057,504. Income earned from securities lending activity is reflected in the Statement of Operations.

(J)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. The Portfolio’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life. MacKay Shields is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Effective May 1, 2018, the Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the Portfolio’s average daily net assets as follows: 0.85% up to $1 billion; 0.80% from $1 billion to $2 billion; and 0.775% in excess of $2 billion. Prior to May 1, 2018, the Fund, on behalf of the

Portfolio, paid New York Life Investments in its capacity as the portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the Portfolio’s average daily net assets as follows: 0.85% up to $1 billion and 0.80% in excess of $1 billion. During the six month period ended June 30, 2018, the effective management fee rate was 0.85%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the total annual operating expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) do not exceed 0.86% for the Initial Class shares and 1.11% for Service Class shares. This agreement will remain in effect until May 1, 2019 and shall renew automatically for one year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the six-month period ended June 30, 2018, New York Life Investments earned fees from the Portfolio in the amount of $4,094,075 and waived fees/reimbursed expenses in the amount of $81,864.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of June 30, 2018, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable

22	MainStay VP MacKay Mid Cap Core Portfolio

derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Deprecia- tion)	Net Unrealized Appreciation/ (Deprecia- tion)
Investments in Securities	$840,688,708	$138,559,064	$(19,612,400)	$118,946,664

During the year ended December 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$8,875,129	$11,280,094

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2018, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2018, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2018, purchases and sales of securities, other than short-term securities, were $762,810 and $798,334, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2018 and the year ended December 31, 2017, were as follows:

Initial Class	Shares	Amount
Six-month period ended June 30, 2018:
Shares sold	1,452,452	$22,999,407
Shares redeemed	(2,009,698)	(31,836,630)

Net increase (decrease)	(557,246)	$(8,837,223)

Year ended December 31, 2017:
Shares sold	881,434	$12,629,769
Shares issued to shareholders in reinvestment of dividends and distributions	735,219	10,818,602
Shares redeemed	(11,097,721)	(157,328,317)

Net increase (decrease)	(9,481,068)	$(133,879,946)

Service Class	Shares	Amount
Six-month period ended June 30, 2018:
Shares sold	1,115,435	$17,247,937
Shares redeemed	(3,077,441)	(47,624,907)

Net increase (decrease)	(1,962,006)	$(30,376,970)

Year ended December 31, 2017:
Shares sold	3,020,004	$42,293,257
Shares issued to shareholders in reinvestment of dividends and distributions	643,529	9,336,621
Shares redeemed	(5,595,064)	(79,089,286)

Net increase (decrease)	(1,931,531)	$(27,459,408)

Note 10–Litigation

The Portfolio has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Portfolio, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Portfolio is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

23

Notes to Financial Statements (Unaudited) (continued)

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Portfolio as a defendant.

The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”). On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On November 5, 2014, the Second Circuit Court of Appeals held an oral argument on appeal. On March 29, 2016, the United States Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code-the statutory safe harbor for settlement payments. On April 12, 2016 the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. Certain shareholder defendants filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The plaintiffs filed a reply in support of the petition on November 4, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed a response to plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.”

On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders, for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The Court’s order is not immediately appealable, the plaintiff has asked the Court to direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants. Accordingly, the timing of the appeal is uncertain.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request.

On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed the request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management. The shareholder defendants opposed that request. The District Court has not yet ruled on that request. The value of the proceeds received by the Portfolio in connection with the LBO and the Portfolio’s cost basis in shares of Tribune was as follows:

Portfolio	Proceeds	Cost Basis
MainStay VP MacKay Mid Cap Core	$808,180	$790,269

At this stage of the proceedings, it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Portfolio’s net asset value.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2018, events and transactions subsequent to June 30, 2018, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

24	MainStay VP MacKay Mid Cap Core Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

25

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2018 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2018 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781635	MSVPMCC10-08/18 (NYLIAC) NI527

MainStay VP MacKay Small Cap Core Portfolio

(Formerly known as MainStay VP Small Cap Core Portfolio)

Message from the President and Semiannual Report

Unaudited  |  June 30, 2018

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

This page intentionally left blank

Message from the President

The six months ended June 30, 2018, saw mixed performance among stocks and bonds. U.S. stocks generally advanced during the reporting period, while international and emerging-market stocks declined.

According to FTSE-Russell data on U.S. stocks, the strongest performance came from the smallest companies during the reporting period, with growth stocks outperforming value stocks at all capitalization levels. While growth stocks provided positive total returns at all capitalization levels, value stocks of midcap and larger companies provided negative returns.

Among U.S. fixed-income securities, shorter-term instruments generally advanced during the first half of 2018, while longer-term bonds on balance declined. Although convertible bonds, bank loans and high-yield corporate bonds generated positive returns during the reporting period, most mortgage-backed securities declined. International and emerging-market bonds also provided negative total returns during the reporting period.

Several factors influenced the stock and bond markets during the first half of 2018. Major tax reforms were signed into law in December 2017 and boosted stock performance early in the reporting period. As the year progressed, however, trade tensions between the U.S. and several of its trading partners led to sustained market volatility, which adversely affected stock prices despite robust corporate earnings and profits. An historic meeting between leaders of the United States and North Korea lifted stock prices briefly in June 2018. While crude oil prices remained volatile, they generally rose during the reporting period, which helped many energy stocks.

The Federal Open Market Committee raised the federal funds target range twice during the reporting period, which led to rising U.S. Treasury yields across the maturity spectrum. The greatest increase occurred among 3-year U.S. Treasury notes, with yield increases tapering off for longer-term U.S. Treasury securities. When interest-rates rise, bond prices tend to decline (and vice versa), which may account for the negative performance of several fixed-income sectors during the reporting period.

Through the ups and downs of the stock and bond markets, MainStay VP portfolio managers seek to pursue the objectives of their individual Portfolios using the investment strategies and processes outlined in the prospectus. As a MainStay VP shareholder, your investments are guided by the market experience and professional insight of our portfolio managers as they seek to deliver long-term returns within prospectus guidelines and manage the specific risks of their respective Portfolios.

Whatever direction the markets may take, MainStay encourages shareholders to maintain a long-term investment perspective. The report that follows contains additional information on the market events, investment decisions and specific securities that shaped the performance of your MainStay VP Portfolio during the six months ended June 30, 2018. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2018

Class	Inception Date	Six Months	One Year	Since Inception	Gross Expense Ratio[2]
Initial Class Shares	5/2/2016	8.35%	19.63%	19.53%	0.91%
Service Class Shares	5/2/2016	8.22	19.33	19.24	1.16

Benchmark Performance	Six Months	One Year	Since Inception
Russell 2000® Index[3]	7.66%	17.57%	20.04%
Morningstar Small Blend Category Average[4]	5.26	14.67	16.57

1.

Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

3.

The Russell 2000® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.

The Morningstar Small Blend Category Average is representative of funds that favor U.S. firms at the smaller end of the market-capitalization range. Some aim to own an array of value and growth stocks while others employ a discipline that leads to holdings with valuations and growth rates close to the small-cap averages. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as small cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay Small Cap Core Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2018, to June 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2018, to June 30, 2018. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/18	Ending Account Value (Based on Actual Returns and Expenses) 6/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,083.50	$4.60	$1,020.40	$4.46	0.89%

Service Class Shares	$1,000.00	$1,082.20	$5.89	$1,019.10	$5.71	1.14%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the exchange-traded funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP MacKay Small Cap Core Portfolio

Industry Composition as of June 30, 2018 (Unaudited)

Banks	9.1%
Biotechnology	6.5
Equity Real Estate Investment Trusts	5.5
Specialty Retail	4.5
Health Care Equipment & Supplies	4.1
Oil, Gas & Consumable Fuels	4.1
Internet Software & Services	3.9
Pharmaceuticals	3.9
Electronic Equipment, Instruments & Components	3.3
Health Care Providers & Services	2.9
Hotels, Restaurants & Leisure	2.9
Consumer Finance	2.7
Electrical Equipment	2.7
Machinery	2.6
Professional Services	2.6
Software	2.4
Energy Equipment & Services	2.3
Semiconductors & Semiconductor Equipment	2.3
Media	2.2
Textiles, Apparel & Luxury Goods	2.2
IT Services	2.0
Metals & Mining	2.0
Real Estate Management & Development	1.9
Thrifts & Mortgage Finance	1.7
Trading Companies & Distributors	1.6
Insurance	1.4
Commercial Services & Supplies	1.3
Exchange-Traded Funds	1.3
Aerospace & Defense	1.2
Internet & Direct Marketing Retail	1.2

Communications Equipment	1.0%
Diversified Consumer Services	1.0
Water Utilities	0.9
Chemicals	0.8
Technology Hardware, Storage & Peripherals	0.8
Paper & Forest Products	0.7
Personal Products	0.7
Road & Rail	0.7
Beverages	0.6
Household Durables	0.6
Capital Markets	0.5
Marine	0.5
Building Products	0.4
Diversified Telecommunication Services	0.4
Food Products	0.4
Tobacco	0.4
Leisure Products	0.3
Diversified Financial Services	0.2
Gas Utilities	0.2
Mortgage Real Estate Investment Trusts	0.2
Construction & Engineering	0.1
Multi-Utilities	0.1
Auto Components	0.0	‡
Electric Utilities	0.0	‡
Food & Staples Retailing	0.0	‡
Life Sciences Tools & Services	0.0	‡
Short-Term Investment	0.4
Other Assets, Less Liabilities	(0.2)

	100.0%

See Portfolio of Investments beginning on page 9 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of June 30, 2018 (excluding short-term investment) (Unaudited)

1.	iShares Russell 2000 ETF

2.	Haemonetics Corp.

3.	Sunstone Hotel Investors, Inc.

4.	Ryman Hospitality Properties, Inc.

5.	Peabody Energy Corp.
6.	Delek U.S. Holdings, Inc.

7.	Rush Enterprises, Inc.

8.	Green Dot Corp., Class A

9.	Deckers Outdoor Corp.

10.	Plantronics, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Migene Kim, CFA, Andrew Ver Planck, CFA, and Mona Patni of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP MacKay Small Cap Core Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2018?

For the six months ended June 30, 2018, MainStay VP MacKay Small Cap Core Portfolio returned 8.35% for Initial Class shares and 8.22% for Service Class shares. Over the same period, both share classes outperformed the 7.66% return of the Russell 2000® Index,1 which is the Portfolio’s benchmark, and the 5.26% return of the Morningstar Small Blend Category Average.2

Were there any changes to the Portfolio during the reporting period?

Effective January 1, 2018, MacKay Shields assumed subadvisory responsibilities for the Portfolio and the portfolio managers from Cornerstone Capital Management Holdings LLC transitioned to MacKay Shields. Effective May 1, 2018, the Portfolio was renamed MainStay VP MacKay Small Cap Core Portfolio. For more information on these changes, please refer to the supplements dated September 28, 2017, and December 15, 2017.

What factors affected the Portfolio’s relative performance during the reporting period?

During the reporting period the Portfolio outperformed the Russell 2000® Index primarily because of strong stock selection. During the reporting period, the Portfolio’s quantitative model was successful primarily in identifying stocks in which the Portfolio should hold overweight positions relative to the Russell 2000® Index.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Portfolio’s performance relative to the Russell 2000® Index during the reporting period were financials, real estate and materials. (Contributions take weightings and total returns into account.) Over the same period, the sectors that made the weakest contributions to the Portfolio’s relative performance were information technology, consumer staples and consumer discretionary, all of which provided negative absolute performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

Among the individual stocks that provided the strongest positive contributions to the Portfolio’s absolute performance were technology and analytics company Enova International, refiner Delek U.S. Holdings, and nutritional consumer goods company Usana Health Services. Over the same period, the stocks that detracted the most from the Portfolio’s absolute performance were beverage company Coca-Cola, real estate company Hovnanian Enterprises and medical device manufacturer Lantheus Holdings.

Did the Portfolio make any significant purchases or sales during the reporting period?

Among the Portfolio’s purchases during the reporting period were shares of renewable energy equipment company EnerSys and infrastructure software company Progress Software. EnerSys manufactures, markets and distributes industrial batteries. Progress Software Corporation provides software solutions for various industries worldwide. The purchases were made on the basis of improved valuation, sentiment and momentum readings within the Portfolio’s quantitative model.

During the reporting period, the Portfolio sold its position in LendingTree, Inc. Through its subsidiary LendingTree, LLC, LendingTree Inc. operates an online loan marketplace for consumers in the United States. The Portfolio sold its position in the stock because of deteriorating momentum and sentiment readings. During the reporting period, the Portfolio also eliminated its position in chemicals company Trinseo S.A. The company manufactures and markets synthetic rubber, latex binders and plastic products in markets around the world. The Portfolio sold its position in the stock because of weakening momentum measures.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio’s largest increases in sector exposure relative to the Russell 2000® Index were in the information technology and consumer discretionary sectors.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2018, the Portfolio held overweight positions relative to the Russell 2000® Index in the health care, consumer discretionary and energy sectors. As of the same date, the Portfolio held underweight positions relative to the benchmark in the financials, utilities and industrials sectors.

1.	See footnote on page 5 for more information on the Russell 2000® Index.
2.	See footnote on page 5 for more information on the Morningstar Small Blend Category Average.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

8	MainStay VP MacKay Small Cap Core Portfolio

Portfolio of Investments June 30, 2018 (Unaudited)

	Shares	Value
Common Stocks 98.5%†
Aerospace & Defense 1.2%
Ducommun, Inc. (a)	18,200	$602,238
Engility Holdings, Inc. (a)	14,800	453,472
KLX, Inc. (a)	19,100	1,373,290
Sparton Corp. (a)	2,200	41,778
Vectrus, Inc. (a)	52,000	1,602,640

		4,073,418

Auto Components 0.0%‡
Shiloh Industries, Inc. (a)	16,700	145,290

Banks 9.1%
Bancorp, Inc. (a)	157,000	1,642,220
Bank of Commerce Holdings	6,300	80,325
Bank of N.T. Butterfield & Son, Ltd.	34,300	1,568,196
Bankwell Financial Group, Inc.	3,400	109,310
BCB Bancorp, Inc.	7,400	111,000
Berkshire Hills Bancorp, Inc.	56,700	2,302,020
Bridge Bancorp, Inc.	13,790	495,750
Central Valley Community Bancorp	14,800	313,168
Century Bancorp, Inc., Class A	4,400	336,160
Civista Bancshares, Inc.	7,300	176,952
CNB Financial Corp.	550	16,533
Codorus Valley Bancorp, Inc.	2,035	62,434
County Bancorp, Inc.	1,000	27,500
Customers Bancorp, Inc. (a)	62,900	1,785,102
Eagle Bancorp, Inc. (a)	39,000	2,390,700
Farmers National Banc Corp.	21,900	349,305
Financial Institutions, Inc.	29,200	960,680
First BanCorp (a)	168,100	1,285,965
First Business Financial Services, Inc.	7,700	200,200
First Citizens BancShares, Inc., Class A	4,900	1,976,170
First Connecticut Bancorp, Inc.	700	21,420
First Financial Northwest, Inc.	7,200	140,544
First Foundation, Inc. (a)	54,700	1,014,138
First Internet Bancorp	15,300	521,730
First Mid-Illinois Bancshares, Inc.	3,525	138,533
First Northwest Bancorp (a)	9,000	143,730
First of Long Island Corp.	6,900	171,465
Flushing Financial Corp.	28,700	749,070
Franklin Financial Network, Inc. (a)	32,900	1,237,040
Hanmi Financial Corp.	22,700	643,545
IberiaBank Corp.	31,300	2,372,540
Independent Bank Corp.	5,500	140,250
Investar Holding Corp.	1,300	35,945
LCNB Corp.	5,500	108,350
Mercantile Bank Corp.	8,700	321,552
MidWestOne Financial Group, Inc.	15,300	516,834
Northeast Bancorp	4,600	100,280
OFG Bancorp	117,600	1,652,280

	Shares	Value
Banks (continued)
Old Line Bancshares, Inc.	1,600	$55,856
Old National Bancorp	24,900	463,140
Orrstown Financial Services, Inc.	1,400	36,400
Pacific Mercantile Bancorp (a)	2,300	22,425
Peapack Gladstone Financial Corp.	25,900	895,881
Preferred Bank / Los Angeles	9,000	553,140
RBB Bancorp	19,800	635,976
Republic Bancorp, Inc., Class A	9,700	439,410
Shore Bancshares, Inc.	4,300	81,786
Sierra Bancorp	6,500	183,560
Smartfinancial, Inc. (a)	4,300	110,768
Summit Financial Group, Inc.	1,500	40,260
TriState Capital Holdings, Inc. (a)	12,400	323,640
Two River Bancorp	1,700	32,521
United Community Banks, Inc.	7,600	233,092
WesBanco, Inc.	32,200	1,450,288
West Bancorp., Inc.	10,850	272,877

		32,049,956

Beverages 0.6%
Coca-Cola Bottling Co. Consolidated	8,000	1,081,040
Craft Brew Alliance, Inc. (a)	24,600	507,990
Primo Water Corp. (a)	27,500	480,975

		2,070,005

Biotechnology 6.5%
Acceleron Pharma, Inc. (a)	9,602	465,889
Acorda Therapeutics, Inc. (a)	12,099	347,241
Aimmune Therapeutics, Inc. (a)	9,500	255,455
Amicus Therapeutics, Inc. (a)	36,840	575,441
Anaptysbio, Inc. (a)	4,200	298,368
Arena Pharmaceuticals, Inc. (a)	9,983	435,259
Array BioPharma, Inc. (a)	38,935	653,329
Atara Biotherapeutics, Inc. (a)	7,800	286,650
Audentes Therapeutics, Inc. (a)	6,400	244,544
Bluebird Bio, Inc. (a)	8,217	1,289,658
Blueprint Medicines Corp. (a)	8,300	526,884
Clovis Oncology, Inc. (a)	9,248	420,507
Editas Medicine, Inc. (a)	9,700	347,551
Emergent BioSolutions, Inc. (a)	8,692	438,859
Exact Sciences Corp. (a)	20,186	1,206,921
FibroGen, Inc. (a)	13,319	833,770
Five Prime Therapeutics, Inc. (a)	12,500	197,625
Foundation Medicine, Inc. (a)	3,700	505,790
Global Blood Therapeutics, Inc. (a)	9,400	424,880
Halozyme Therapeutics, Inc. (a)	25,300	426,811
ImmunoGen, Inc. (a)	26,700	259,791
Immunomedics, Inc. (a)	22,500	532,575
Insmed, Inc. (a)	16,690	394,719
Ironwood Pharmaceuticals, Inc. (a)	28,352	542,090
Ligand Pharmaceuticals, Inc. (a)	4,227	875,708

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of June 30, 2018, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	9

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Biotechnology (continued)
Loxo Oncology, Inc. (a)	4,300	$745,964
Momenta Pharmaceuticals, Inc. (a)	17,569	359,286
Myriad Genetics, Inc. (a)	14,210	531,028
Portola Pharmaceuticals, Inc. (a)	12,042	454,826
Prothena Corp. PLC (a)	16,307	237,756
PTC Therapeutics, Inc. (a)	10,600	357,538
Puma Biotechnology, Inc. (a)	6,774	400,682
Radius Health, Inc. (a)	10,033	295,673
REGENXBIO, Inc. (a)	6,700	480,725
Repligen Corp. (a)	11,676	549,239
Retrophin, Inc. (a)	11,100	302,586
Sage Therapeutics, Inc. (a)	7,320	1,145,800
Sangamo Therapeutics, Inc. (a)	19,800	281,160
Sarepta Therapeutics, Inc. (a)	11,051	1,460,721
Spark Therapeutics, Inc. (a)	5,816	481,332
Spectrum Pharmaceuticals, Inc. (a)	20,015	419,514
Synergy Pharmaceuticals, Inc. (a)(b)	118,500	206,190
TG Therapeutics, Inc. (a)	16,500	216,975
Ultragenyx Pharmaceutical, Inc. (a)	8,644	664,464
Xencor, Inc. (a)	10,031	371,247

		22,749,021

Building Products 0.4%
Armstrong Flooring, Inc. (a)	23,500	329,940
NCI Building Systems, Inc. (a)	53,600	1,125,600

		1,455,540

Capital Markets 0.5%
Evercore, Inc., Class A	16,300	1,718,835

Chemicals 0.8%
AdvanSix, Inc. (a)	15,600	571,428
Koppers Holdings, Inc. (a)	13,200	506,220
Kraton Corp. (a)	40,600	1,873,284

		2,950,932

Commercial Services & Supplies 1.3%
Essendant, Inc.	129,800	1,715,956
Heritage-Crystal Clean, Inc. (a)	256	5,146
LSC Communications, Inc.	27,400	429,084
Quad / Graphics, Inc.	106,200	2,212,146
R.R. Donnelley & Sons Co.	34,300	197,568
VSE Corp.	100	4,778

		4,564,678

Communications Equipment 1.0%
Calamp Corp. (a)	42,200	988,746
♦Plantronics, Inc.	33,400	2,546,750

		3,535,496

	Shares	Value
Construction & Engineering 0.1%
HC2 Holdings, Inc. (a)	7,100	$41,535
Orion Group Holdings, Inc. (a)	16,100	132,986

		174,521

Consumer Finance 2.7%
Curo Group Holdings Corp. (a)	22,500	561,375
Elevate Credit, Inc. (a)	30,600	258,876
Enova International, Inc. (a)	64,600	2,361,130
EZCORP, Inc., Class A (a)	172,200	2,075,010
FirstCash, Inc.	13,000	1,168,050
♦Green Dot Corp., Class A (a)	35,300	2,590,667
Regional Management Corp. (a)	4,800	168,096
World Acceptance Corp. (a)	2,400	266,424

		9,449,628

Diversified Consumer Services 1.0%
American Public Education, Inc. (a)	37,400	1,574,540
K12, Inc. (a)	81,800	1,339,066
Regis Corp. (a)	38,400	635,136

		3,548,742

Diversified Financial Services 0.2%
Cannae Holdings, Inc. (a)	43,100	799,505
Marlin Business Services Corp.	1,300	38,805

		838,310

Diversified Telecommunication Services 0.4%
Hawaiian Telcom Holdco, Inc. (a)	10,900	315,228
Vonage Holdings Corp. (a)	95,300	1,228,417

		1,543,645

Electric Utilities 0.0%‡
IDACORP, Inc.	300	27,672

Electrical Equipment 2.7%
Allied Motion Technologies, Inc.	27,400	1,311,912
Atkore International Group, Inc. (a)	104,000	2,160,080
EnerSys	33,600	2,507,904
Generac Holdings, Inc. (a)	18,800	972,524
Powell Industries, Inc.	1,650	57,470
Preformed Line Products Co.	400	35,512
TPI Composites, Inc. (a)	80,100	2,342,124

		9,387,526

Electronic Equipment, Instruments & Components 3.3%
Anixter International, Inc. (a)	28,100	1,778,730
Bel Fuse, Inc., Class B	1,850	38,665
Electro Scientific Industries, Inc. (a)	47,500	749,075
ePlus, Inc. (a)	21,600	2,032,560
Insight Enterprises, Inc. (a)	47,700	2,333,961
OSI Systems, Inc. (a)	4,400	340,252
Sanmina Corp. (a)	79,274	2,322,728
ScanSource, Inc. (a)	52,700	2,123,810

		11,719,781

10	MainStay VP MacKay Small Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Energy Equipment & Services 2.3%
Basic Energy Services, Inc. (a)	33,800	$375,518
Exterran Corp. (a)	73,500	1,840,440
ION Geophysical Corp. (a)	25,400	617,220
Mammoth Energy Services, Inc. (a)	24,500	832,020
Matrix Service Co. (a)	77,400	1,420,290
ProPetro Holding Corp. (a)	139,300	2,184,224
RigNet, Inc. (a)	10,000	103,000
TETRA Technologies, Inc. (a)	32,800	145,960
Unit Corp. (a)	25,100	641,556

		8,160,228

Equity Real Estate Investment Trusts 5.5%
Ashford Hospitality Trust, Inc.	229,200	1,856,520
Braemar Hotels & Resorts, Inc.	30,900	352,878
Chatham Lodging Trust	16,200	343,764
Chesapeake Lodging Trust	20,200	639,128
CorEnergy Infrastructure Trust, Inc.	4,900	184,240
DiamondRock Hospitality Co.	79,300	973,804
EastGroup Properties, Inc.	2,500	238,900
GEO Group, Inc.	61,000	1,679,940
Hersha Hospitality Trust	25,900	555,555
LaSalle Hotel Properties	36,600	1,252,818
Pebblebrook Hotel Trust	19,800	768,240
PotlatchDeltic Corp.	45,178	2,297,301
PS Business Parks, Inc.	2,559	328,832
♦Ryman Hospitality Properties, Inc.	32,864	2,732,642
♦Sunstone Hotel Investors, Inc.	164,500	2,733,990
Xenia Hotels & Resorts, Inc.	104,100	2,535,876

		19,474,428

Food & Staples Retailing 0.0%‡
Natural Grocers by Vitamin Cottage, Inc. (a)	10,500	133,770

Food Products 0.4%
Dean Foods Co.	72,800	765,128
Sanderson Farms, Inc.	6,200	651,930

		1,417,058

Gas Utilities 0.2%
Chesapeake Utilities Corp.	3,700	295,815
New Jersey Resources Corp.	1,900	85,025
ONE Gas, Inc.	3,200	239,168

		620,008

Health Care Equipment & Supplies 4.1%
Accuray, Inc. (a)	94,500	387,450
AngioDynamics, Inc. (a)	16,800	373,632
Cutera, Inc. (a)	31,300	1,261,390
Fonar Corp. (a)	12,200	323,910
♦Haemonetics Corp. (a)	31,400	2,815,952
ICU Medical, Inc. (a)	400	117,460

	Shares	Value
Health Care Equipment & Supplies (continued)
Integer Holdings Corp. (a)	37,800	$2,443,770
IntriCon Corp. (a)	13,900	560,170
Lantheus Holdings, Inc. (a)	127,200	1,850,760
Merit Medical Systems, Inc. (a)	6,200	317,440
Orthofix International N.V. (a)	36,900	2,096,658
Surmodics, Inc. (a)	11,500	634,800
Varex Imaging Corp. (a)	31,800	1,179,462

		14,362,854

Health Care Providers & Services 2.9%
Addus Homecare Corp. (a)	4,700	269,075
Civitas Solutions, Inc. (a)	13,700	224,680
Cross Country Healthcare, Inc. (a)	19,500	219,375
Diplomat Pharmacy, Inc. (a)	46,700	1,193,652
Magellan Health, Inc. (a)	15,300	1,468,035
Molina Healthcare, Inc. (a)	22,000	2,154,680
Providence Service Corp. (a)	200	15,710
Quorum Health Corp. (a)	44,800	224,000
RadNet, Inc. (a)	145,800	2,187,000
Triple-S Management Corp., Class B (a)	58,238	2,274,776

		10,230,983

Hotels, Restaurants & Leisure 2.9%
BJ’s Restaurants, Inc.	40,200	2,412,000
Bloomin’ Brands, Inc.	110,777	2,226,618
Carrols Restaurant Group, Inc. (a)	136,700	2,029,995
Century Casinos, Inc. (a)	1,900	16,625
Del Frisco’s Restaurant Group, Inc. (a)	41,200	519,120
Habit Restaurants, Inc., Class A (a)	31,700	317,000
J. Alexander’s Holdings, Inc. (a)	19,000	211,850
Potbelly Corp. (a)	15,900	205,905
Red Robin Gourmet Burgers, Inc. (a)	42,700	1,989,820
Town Sports International Holdings, Inc. (a)	25,500	371,025

		10,299,958

Household Durables 0.6%
Bassett Furniture Industries, Inc.	3,800	104,690
Hovnanian Enterprises, Inc., Class A (a)	187,200	305,136
KB Home	18,100	493,044
ZAGG, Inc. (a)	76,100	1,316,530

		2,219,400

Insurance 1.4%
American Equity Investment Life Holding Co.	40,500	1,458,000
Crawford & Co., Class B	12,600	108,990
Genworth Financial, Inc., Class A (a)	543,300	2,444,850
Independence Holding Co.	3,200	106,400
National General Holdings Corp.	18,500	487,105
Stewart Information Services Corp.	7,900	340,253

		4,945,598

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Internet & Direct Marketing Retail 1.2%
1-800-Flowers.com, Inc., Class A (a)	97,000	$1,217,350
Groupon, Inc. (a)	532,900	2,291,470
Lands’ End, Inc. (a)	7,200	200,880
Shutterfly, Inc. (a)	5,300	477,159

		4,186,859

Internet Software & Services 3.9%
Appfolio, Inc., Class A (a)	3,600	220,140
Blucora, Inc. (a)	16,800	621,600
Care.com, Inc. (a)	99,000	2,067,120
LivePerson, Inc. (a)	99,000	2,088,900
Nic, Inc.	122,400	1,903,320
Shutterstock, Inc. (a)	4,700	223,062
SPS Commerce, Inc. (a)	19,600	1,440,208
TechTarget, Inc. (a)	76,100	2,161,240
Telaria, Inc. (a)	10,100	40,804
Travelzoo (a)	12,000	205,200
Web.com Group, Inc. (a)	98,400	2,543,640
XO Group, Inc. (a)	7,400	236,800

		13,752,034

IT Services 2.0%
Cardtronics PLC, Class A (a)	67,100	1,622,478
Convergys Corp.	78,900	1,928,316
EVERTEC, Inc.	56,600	1,236,710
Hackett Group, Inc.	700	11,249
Presidio, Inc. (a)	29,700	389,070
Sykes Enterprises, Inc. (a)	11,900	342,482
Travelport Worldwide, Ltd.	76,400	1,416,456

		6,946,761

Leisure Products 0.3%
Johnson Outdoors, Inc., Class A	12,500	1,056,625
MCBC Holdings, Inc. (a)	4,600	133,170

		1,189,795

Life Sciences Tools & Services 0.0%‡
Harvard Bioscience, Inc. (a)	17,300	92,555

Machinery 2.6%
Blue Bird Corp. (a)	700	15,645
Commercial Vehicle Group, Inc. (a)	3,000	22,020
FreightCar America, Inc.	36,700	616,193
Global Brass & Copper Holdings, Inc.	38,900	1,219,515
Greenbrier Cos., Inc.	2,607	137,519
Harsco Corp. (a)	67,700	1,496,170
Hurco Cos., Inc.	6,100	272,975
Hyster-Yale Materials Handling, Inc.	19,900	1,278,575
L.B. Foster Co., Class A (a)	21,100	484,245
Meritor, Inc. (a)	111,600	2,295,612
Miller Industries, Inc.	13,000	332,150

	Shares	Value
Machinery (continued)
Park-Ohio Holdings Corp.	6,600	$246,180
Spartan Motors, Inc.	18,100	273,310
Wabash National Corp.	16,400	306,024

		8,996,133

Marine 0.5%
Matson, Inc.	47,600	1,826,888

Media 2.2%
Entravision Communications Corp., Class A	244,900	1,224,500
Gannett Co., Inc.	221,400	2,368,980
New Media Investment Group, Inc.	121,400	2,243,472
TEGNA, Inc.	34,300	372,155
tronc, Inc. (a)	91,200	1,575,936

		7,785,043

Metals & Mining 2.0%
Materion Corp.	10,500	568,575
Ryerson Holding Corp. (a)	13,100	146,065
Schnitzer Steel Industries, Inc., Class A	58,900	1,984,930
SunCoke Energy, Inc. (a)	139,900	1,874,660
Warrior Met Coal, Inc.	83,100	2,291,067

		6,865,297

Mortgage Real Estate Investment Trusts 0.2%
Cherry Hill Mortgage Investment Corp.	28,400	507,224

Multi-Utilities 0.1%
NorthWestern Corp.	4,700	269,075

Oil, Gas & Consumable Fuels 4.1%
Abraxas Petroleum Corp. (a)	120,700	348,823
Adams Resources & Energy, Inc.	300	12,900
Cloud Peak Energy, Inc. (a)	206,800	721,732
♦Delek U.S. Holdings, Inc.	53,800	2,699,146
Goodrich Petroleum Corp. (a)	5,700	70,509
Hallador Energy Co.	9,900	70,686
Midstates Petroleum Co., Inc. (a)	37,500	510,375
Overseas Shipholding Group, Inc., Class A (a)	80,600	312,728
Par Pacific Holdings, Inc. (a)	104,900	1,823,162
♦Peabody Energy Corp.	59,600	2,710,608
Renewable Energy Group, Inc. (a)	89,600	1,599,360
REX American Resources Corp. (a)	2,200	178,134
SilverBow Resources, Inc. (a)	4,400	127,072
Talos Energy, Inc. (a)	36,500	1,172,745
W&T Offshore, Inc. (a)	293,300	2,097,095

		14,455,075

Paper & Forest Products 0.7%
Verso Corp., Class A (a)	114,900	2,500,224

12	MainStay VP MacKay Small Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Personal Products 0.7%
Natural Health Trends Corp.	13,600	$340,272
Nature’s Sunshine Products, Inc. (a)	300	2,805
USANA Health Sciences, Inc. (a)	19,000	2,190,700

		2,533,777

Pharmaceuticals 3.9%
Akorn, Inc. (a)	52,200	865,998
Amphastar Pharmaceuticals, Inc. (a)	112,900	1,722,854
ANI Pharmaceuticals, Inc. (a)	23,800	1,589,840
Catalent, Inc. (a)	51,625	2,162,571
Depomed, Inc. (a)	8,000	53,360
Durect Corp. (a)	145,500	226,980
Horizon Pharma PLC (a)	147,600	2,444,256
Intersect ENT, Inc. (a)	17,900	670,355
Pacira Pharmaceuticals, Inc. (a)	56,000	1,794,800
Phibro Animal Health Corp., Class A	48,900	2,251,845
Supernus Pharmaceuticals, Inc. (a)	1,100	65,835

		13,848,694

Professional Services 2.6%
Acacia Research Corp. (a)	16,800	69,720
Barrett Business Services, Inc.	24,800	2,394,936
BG Staffing, Inc.	10,900	253,425
CRA International, Inc.	13,800	702,282
FTI Consulting, Inc. (a)	8,000	483,840
Heidrick & Struggles International, Inc.	19,100	668,500
Insperity, Inc.	17,800	1,695,450
Kelly Services, Inc., Class A	14,500	325,525
TriNet Group, Inc. (a)	9,800	548,212
TrueBlue, Inc. (a)	76,008	2,048,416

		9,190,306

Real Estate Management & Development 1.9%
Altisource Portfolio Solutions S.A. (a)(b)	70,700	2,062,319
Marcus & Millichap, Inc. (a)	58,200	2,270,382
Maui Land & Pineapple Co., Inc. (a)	7,800	87,360
RMR Group, Inc., Class A	28,500	2,235,825

		6,655,886

Road & Rail 0.7%
ArcBest Corp.	48,200	2,202,740
USA Truck, Inc. (a)	11,600	272,252

		2,474,992

Semiconductors & Semiconductor Equipment 2.3%
Advanced Energy Industries, Inc. (a)	22,900	1,330,261
Alpha & Omega Semiconductor, Ltd. (a)	9,600	136,704
Diodes, Inc. (a)	28,600	985,842
Silicon Laboratories, Inc. (a)	3,200	318,720
Synaptics, Inc. (a)	46,820	2,358,323
Ultra Clean Holdings, Inc. (a)	118,000	1,958,800
Xperi Corp.	67,000	1,078,700

		8,167,350

	Shares	Value
Software 2.4%
ACI Worldwide, Inc. (a)	24,000	$592,080
Aspen Technology, Inc. (a)	3,700	343,138
Blackbaud, Inc.	4,400	450,780
Ebix, Inc.	8,300	632,875
Ellie Mae, Inc. (a)	1,800	186,912
Fair Isaac Corp. (a)	1,723	333,090
Glu Mobile, Inc. (a)	79,100	507,031
Hubspot, Inc. (a)	3,200	401,280
Mitek Systems, Inc. (a)	13,600	121,040
Pegasystems, Inc.	5,900	323,320
Progress Software Corp.	59,200	2,298,144
RealPage, Inc. (a)	3,500	192,850
Ringcentral, Inc., Class A (a)	4,700	330,645
Upland Software, Inc. (a)	2,600	89,362
Verint Systems, Inc. (a)	18,400	816,040
Zendesk, Inc. (a)	6,000	326,940
Zix Corp. (a)	77,700	418,803

		8,364,330

Specialty Retail 4.5%
Abercrombie & Fitch Co., Class A	90,000	2,203,200
Barnes & Noble Education, Inc. (a)	13,800	77,832
Barnes & Noble, Inc.	44,500	282,575
Cato Corp., Class A	9,700	238,814
Chico’s FAS, Inc.	145,400	1,183,556
Citi Trends, Inc.	34,400	943,936
Express, Inc. (a)	117,500	1,075,125
Genesco, Inc. (a)	54,800	2,175,560
Hibbett Sports, Inc. (a)	33,500	767,150
J. Jill, Inc. (a)	114,600	1,070,364
Kirkland’s, Inc. (a)	85,200	991,728
New York & Co., Inc. (a)	29,100	148,992
Shoe Carnival, Inc.	33,000	1,070,850
Tailored Brands, Inc.	80,600	2,056,912
Tilly’s, Inc., Class A	36,300	549,945
Zoe’s Kitchen, Inc. (a)	31,900	311,344
Zumiez, Inc. (a)	34,400	861,720

		16,009,603

Technology Hardware, Storage & Peripherals 0.8%
Electronics for Imaging, Inc. (a)	31,200	1,015,872
Immersion Corp. (a)	126,000	1,945,440

		2,961,312

Textiles, Apparel & Luxury Goods 2.2%
Crocs, Inc. (a)	124,000	2,183,640
♦Deckers Outdoor Corp. (a)	22,800	2,573,892
Fossil Group, Inc. (a)	50,900	1,367,683
Perry Ellis International, Inc. (a)	24,800	673,816
Rocky Brands, Inc.	12,300	369,000
Vera Bradley, Inc. (a)	47,900	672,516

		7,840,547

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Thrifts & Mortgage Finance 1.7%
Dime Community Bancshares, Inc.	71,600	$1,396,200
Entegra Financial Corp. (a)	3,500	102,550
Essent Group, Ltd. (a)	19,600	702,072
Flagstar Bancorp, Inc. (a)	63,300	2,168,658
HFF, Inc., Class A	19,300	662,955
Home Bancorp, Inc.	2,700	125,685
NMI Holdings, Inc., Class A (a)	32,100	523,230
Riverview Bancorp, Inc.	7,400	62,456
SI Financial Group, Inc.	5,100	75,225
Territorial Bancorp, Inc.	6,900	213,900

		6,032,931

Tobacco 0.4%
Alliance One International, Inc. (a)	21,800	345,530
Turning Point Brands, Inc.	6,400	204,160
Universal Corp.	14,700	970,935

		1,520,625

Trading Companies & Distributors 1.6%
H&E Equipment Services, Inc.	40,400	1,519,444
Nexeo Solutions, Inc. (a)	29,300	267,509
♦Rush Enterprises, Inc. (a)
Class A	52,000	2,255,760
Class B	7,800	342,420
Titan Machinery, Inc. (a)	82,300	1,279,765

		5,664,898

Water Utilities 0.9%
American States Water Co.	22,000	1,257,520
Artesian Resources Corp., Class A	400	15,508
California Water Service Group	12,500	486,875
Consolidated Water Co., Ltd.	13,000	167,700
SJW Corp.	18,700	1,238,314

		3,165,917

Total Common Stocks (Cost $308,724,934)		347,671,412

Convertible Preferred Stocks 0.0%‡
Media 0.0%‡
GCI Liberty, Inc. 5.00%	1,040	25,116

Total Convertible Preferred Stocks (Cost $19,365)		25,116

Exchange-Traded Funds 1.3%
♦iShares Russell 2000 ETF	27,895	4,568,364

Total Exchange-Traded Funds (Cost $4,660,805)		4,568,364

	Principal Amount	Value
Short-Term Investment 0.4%
Repurchase Agreement 0.4%
Fixed Income Clearing Corp. 0.94%, dated 6/29/18 due 7/2/18 Proceeds at Maturity $1,448,956 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 1.25% and a maturity date of 10/2/19, with a Principal Amount of $1,500,000 and a Market Value of $1,482,081)	$1,448,842	$1,448,842

Total Short-Term Investment (Cost $1,448,842)		1,448,842

Total Investments (Cost $314,853,946)	100.2%	353,713,734
Other Assets, Less Liabilities	(0.2)	(860,968)
Net Assets	100.0%	$352,852,766

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)

All or a portion of this security was held on loan. As of June 30, 2018, the market value of securities loaned was $1,986,415 and the Portfolio received non-cash collateral in the amount of $2,099,401 (See Note 2(H)).

The following abbreviation is used in the preceding pages:

ETF—Exchange-Traded Fund

14	MainStay VP MacKay Small Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$347,671,412	$—	$—	$347,671,412
Convertible Preferred Stocks	25,116	—	—	25,116
Exchange-Traded Funds	4,568,364	—	—	4,568,364
Short-Term Investment
Repurchase Agreement	—	1,448,842	—	1,448,842

Total Investments in Securities	$352,264,892	$1,448,842	$—	$353,713,734

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2018, the Portfolio did not have any transfers among levels. (See Note 2)

As of June 30, 2018, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Assets and Liabilities as of June 30, 2018 (Unaudited)

Assets
Investment in securities, at value (identified cost $314,853,946) including securities on loan of $1,986,415	$353,713,734
Receivables:
Dividends and interest	236,039
Fund shares sold	226,448
Investment securities sold	25,686
Securities lending income	7,291
Other assets	1,555

Total assets	354,210,753

Liabilities
Due to custodian	25,686
Payables:
Investment securities purchased	931,139
Manager (See Note 3)	249,643
Fund shares redeemed	55,693
NYLIFE Distributors (See Note 3)	37,265
Professional fees	29,332
Shareholder communication	15,014
Custodian	11,420
Trustees	513
Accrued expenses	2,282

Total liabilities	1,357,987

Net assets	$352,852,766

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$24,813
Additional paid-in capital	250,054,430

250,079,243
Undistributed net investment income	490,749
Accumulated net realized gain (loss) on investments	63,422,986
Net unrealized appreciation (depreciation) on investments	38,859,788

Net assets	$352,852,766

Initial Class
Net assets applicable to outstanding shares	$172,669,112

Shares of beneficial interest outstanding	12,113,547

Net asset value per share outstanding	$14.25

Service Class
Net assets applicable to outstanding shares	$180,183,654

Shares of beneficial interest outstanding	12,699,023

Net asset value per share outstanding	$14.19

16	MainStay VP MacKay Small Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2018 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$2,129,539
Securities lending	39,933
Interest	506
Other	36

Total income	2,170,014

Expenses
Manager (See Note 3)	1,474,023
Distribution/Service — Service Class (See Note 3)	217,631
Professional fees	33,574
Shareholder communication	22,650
Custodian	7,551
Trustees	3,773
Miscellaneous	7,370

Total expenses	1,766,572

Net investment income (loss)	403,442

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	27,065,690
Net change in unrealized appreciation (depreciation) on investments	463,136

Net realized and unrealized gain (loss) on investments	27,528,826

Net increase (decrease) in net assets resulting from operations	$27,932,268

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,727.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statements of Changes in Net Assets

for the six months ended June 30, 2018 (Unaudited) and the year ended December 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$403,442	$(97,071)
Net realized gain (loss) on investments	27,065,690	38,813,328
Net change in unrealized appreciation (depreciation) on investments	463,136	6,235,769

Net increase (decrease) in net assets resulting from operations	27,932,268	44,952,026

Distributions to shareholders:
From net realized gain on investments:
Initial Class	—	(2,876,861)
Service Class	—	(2,813,759)

Total distributions to shareholders	—	(5,690,620)

Capital share transactions:
Net proceeds from sale of shares	12,797,653	25,208,965
Net asset value of shares issued to shareholders in reinvestment of distributions	—	5,690,620
Cost of shares redeemed	(45,012,963)	(52,293,476)

Increase (decrease) in net assets derived from capital share transactions	(32,215,310)	(21,393,891)

Net increase (decrease) in net assets	(4,283,042)	17,867,515

Net Assets
Beginning of period	357,135,808	339,268,293

End of period	$352,852,766	$357,135,808

Undistributed net investment income at end of period	$490,749	$87,307

18	MainStay VP MacKay Small Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Initial Class	Six months ended June 30, 2018*		Year ended December 31, 2017	May 2, 2016** through December 31, 2016
Net asset value at beginning of period	$13.16		$11.73	$10.00

Net investment income (loss) (a)	0.02		0.01	0.03
Net realized and unrealized gain (loss) on investments	1.07		1.63	1.88

Total from investment operations	1.09		1.64	1.91

Less dividends and distributions:
From net investment income	—		—	(0.02)
From net realized gain on investments	—		(0.21)	(0.16)

Total dividends and distributions	—		(0.21)	(0.18)

Net asset value at end of period	$14.25		$13.16	$11.73

Total investment return (b)	8.28	%(c)	13.93%	19.14%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.36	%††	0.10%	0.39%††
Net expenses	0.89	%††	0.90%	1.00%††
Portfolio turnover rate	77%		159%	180%
Net assets at end of period (in 000’s)	$172,669		$180,840	$164,253

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

Service Class	Six months ended June 30, 2018*		Year ended December 31, 2017	May 2, 2016** through December 31, 2016
Net asset value at beginning of period	$13.11		$11.72	$10.00

Net investment income (loss) (a)	0.01		(0.02)	0.01
Net realized and unrealized gain (loss) on investments	1.07		1.62	1.88

Total from investment operations	1.08		1.60	1.89

Less dividends and distributions:
From net investment income	—		—	(0.01)
From net realized gain on investments	—		(0.21)	(0.16)

Total dividends and distributions	—		(0.21)	(0.17)

Net asset value at end of period	$14.19		$13.11	$11.72

Total investment return (b)	8.24	%(c)	13.64%	18.95%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.11	%††	(0.15%)	0.16%††
Net expenses	1.14	%††	1.15%	1.25%††
Portfolio turnover rate	77%		159%	180%
Net assets at end of period (in 000’s)	$180,184		$176,295	$175,015

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and Notes relate to the MainStay VP MacKay Small Cap Core Portfolio (formerly known as MainStay VP Small Cap Core Portfolio) (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on May 2, 2016. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 of the 1940 Act, the classes differ in that, pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets to the Distributor (as defined below) of their shares.

The Portfolio’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

20	MainStay VP MacKay Small Cap Core Portfolio

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2018, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of June 30, 2018, there were no securities held by the Portfolio that were fair valued in such a manner.

Equity securities and Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal,

21

Notes to Financial Statements (Unaudited) (continued)

state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in ETFs or mutual funds, which are subject to management fees and other fees that may increase the costs of investing in ETFs or mutual funds costs versus the costs of owning the underlying securities directly. These indirect expenses of ETFs or mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, which are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(H)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. As of the six-month period ended June 30, 2018, the Portfolio had securities on loan with a value of $1,986,415 and had received non-cash collateral of $2,099,401. Income earned from securities lending activity is reflected in the Statement of Operations.

(I)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The

22	MainStay VP MacKay Small Cap Core Portfolio

Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. The Portfolio’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life. MacKay Shields is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the Portfolio’s average daily net assets as follows: 0.85% up to $1 billion; and 0.80% in excess of $1 billion. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the total annual operating expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 1.00% for Initial Class and 1.25% for the Service Class shares. This agreement expires on May 1, 2019 and may only be amended or terminated prior to that date by action of the Board. During the six-month period ended June 30, 2018, the effective management fee rate was 0.85%.

During the six-month period ended June 30, 2018, New York Life Investments earned fees from the Portfolio in the amount of $1,474,023.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B) Distribution and Service Fees. The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of June 30, 2018, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$316,794,329	$48,773,034	$(11,853,629)	$36,919,405

During the year ended December 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$5,641,977	$48,643

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to

23

Notes to Financial Statements (Unaudited) (continued)

secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2018, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2018, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2018, purchases and sales of securities, other than short-term securities, were $267,732 and $299,838, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2018 and the year ended December 31, 2017, were as follows:

Initial Class	Shares	Amount
Six-month period ended June 30, 2018:
Shares sold	334,878	$4,500,128
Shares redeemed	(1,967,572)	(26,751,528)

Net increase (decrease)	(1,632,694)	$(22,251,400)

Year ended December 31, 2017:
Shares sold	854,514	$10,201,332
Shares issued to shareholders in reinvestment of dividends and distributions	222,866	2,876,861
Shares redeemed	(1,332,712)	(16,451,178)

Net increase (decrease)	(255,332)	$(3,372,985)

Service Class	Shares	Amount
Six-month period ended June 30, 2018:
Shares sold	603,606	$8,297,525
Shares redeemed	(1,350,398)	(18,261,435)

Net increase (decrease)	(746,792)	$(9,963,910)

Year ended December 31, 2017:
Shares sold	1,245,698	$15,007,633
Shares issued to shareholders in reinvestment of dividends and distributions	218,580	2,813,759
Shares redeemed	(2,949,586)	(35,842,298)

Net increase (decrease)	(1,485,308)	$(18,020,906)

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2018, events and transactions subsequent to June 30, 2018, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

24	MainStay VP MacKay Small Cap Core Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

25

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2018 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2018 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781641	MSVPSCC10-08/18 (NYLIAC) NI530

MainStay VP T. Rowe Price Equity Income Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2018

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

This page intentionally left blank

Message from the President

The six months ended June 30, 2018, saw mixed performance among stocks and bonds. U.S. stocks generally advanced during the reporting period, while international and emerging-market stocks declined.

According to FTSE-Russell data on U.S. stocks, the strongest performance came from the smallest companies during the reporting period, with growth stocks outperforming value stocks at all capitalization levels. While growth stocks provided positive total returns at all capitalization levels, value stocks of midcap and larger companies provided negative returns.

Among U.S. fixed-income securities, shorter-term instruments generally advanced during the first half of 2018, while longer-term bonds on balance declined. Although convertible bonds, bank loans and high-yield corporate bonds generated positive returns during the reporting period, most mortgage-backed securities declined. International and emerging-market bonds also provided negative total returns during the reporting period.

Several factors influenced the stock and bond markets during the first half of 2018. Major tax reforms were signed into law in December 2017 and boosted stock performance early in the reporting period. As the year progressed, however, trade tensions between the U.S. and several of its trading partners led to sustained market volatility, which adversely affected stock prices despite robust corporate earnings and profits. An historic meeting between leaders of the United States and North Korea lifted stock prices briefly in June 2018. While crude oil prices remained volatile, they generally rose during the reporting period, which helped many energy stocks.

The Federal Open Market Committee raised the federal funds target range twice during the reporting period, which led to rising U.S. Treasury yields across the maturity spectrum. The greatest increase occurred among 3-year U.S. Treasury notes, with yield increases tapering off for longer-term U.S. Treasury securities. When interest-rates rise, bond prices tend to decline (and vice versa), which may account for the negative performance of several fixed-income sectors during the reporting period.

Through the ups and downs of the stock and bond markets, MainStay VP portfolio managers seek to pursue the objectives of their individual Portfolios using the investment strategies and processes outlined in the prospectus. As a MainStay VP shareholder, your investments are guided by the market experience and professional insight of our portfolio managers as they seek to deliver long-term returns within prospectus guidelines and manage the specific risks of their respective Portfolios.

Whatever direction the markets may take, MainStay encourages shareholders to maintain a long-term investment perspective. The report that follows contains additional information on the market events, investment decisions and specific securities that shaped the performance of your MainStay VP Portfolio during the six months ended June 30, 2018. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2018

Class	Inception Date	Six Months	One Year	Five Years	Since Inception	Gross Expense Ratio[2]
Initial Class Shares	2/17/2012	–0.48%	9.59%	9.51%	10.97%	0.77%
Service Class Shares	2/17/2012	–0.60	9.32	9.24	10.69	1.02

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
Russell 1000® Value Index[3]	–1.69%	6.77%	10.34%	12.03%
S&P 500® Index[4]	2.65	14.37	13.42	13.85
Morningstar Large Value Category Average[5]	–0.95	9.04	9.94	10.89

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	The Russell 1000® Value Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The S&P 500® Index is the Portfolio’s secondary benchmark. “S&P 500®” is a trademark of the McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Morningstar Large Value Category Average is representative of funds that invest primarily in big U.S. companies that are less expensive or growing more slowly than other large-cap stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP T. Rowe Price Equity Income Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2018, to June 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2018, to June 30, 2018. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2018. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/18	Ending Account Value (Based on Actual Returns and Expenses) 6/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$995.20	$3.81	$1,021.00	$3.86	0.77%

Service Class Shares	$1,000.00	$994.00	$5.04	$1,019.70	$5.11	1.02%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP T. Rowe Price Equity Income Portfolio

Industry Composition as of June 30, 2018 (Unaudited)

Banks	12.6%
Oil, Gas & Consumable Fuels	10.7
Insurance	7.0
Pharmaceuticals	6.0
Capital Markets	5.3
Media	4.4
Electric Utilities	4.3
Chemicals	3.4
Aerospace & Defense	3.3
Semiconductors & Semiconductor Equipment	3.2
Diversified Telecommunication Services	2.9
Equity Real Estate Investment Trusts	2.8
Health Care Equipment & Supplies	2.7
Health Care Providers & Services	2.6
Food Products	2.4
Software	2.4
Multi-Utilities	2.2
Communications Equipment	1.6
Building Products	1.5
Household Products	1.3
Air Freight & Logistics	1.2
Airlines	1.2
Biotechnology	1.2
Leisure Products	1.1

Electrical Equipment	1.0%
Food & Staples Retailing	1.0
Hotels, Restaurants & Leisure	1.0
Tobacco	1.0
Containers & Packaging	0.9
Beverages	0.8
Construction Materials	0.7
Machinery	0.6
Metals & Mining	0.6
Multiline Retail	0.6
Professional Services	0.6
Specialty Retail	0.5
Auto Components	0.4
Industrial Conglomerates	0.4
Technology Hardware, Storage & Peripherals	0.4
Commercial Services & Supplies	0.3
Electronic Equipment, Instruments & Components	0.2
Personal Products	0.2
Wireless Telecommunication Services	0.1
Short-Term Investment	1.3
Other Assets, Less Liabilities	0.1

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Holdings as of June 30, 2018 (excluding short-term investment) (Unaudited)

1.	JPMorgan Chase & Co.

2.	Wells Fargo & Co.

3.	Exxon Mobil Corp.

4.	Twenty-First Century Fox, Inc., Class B

5.	Microsoft Corp.

6.	Total S.A.

7.	DowDuPont, Inc.

8.	Verizon Communications, Inc.

9.	Anthem, Inc.

10.	Southern Co.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio manager John D. Linehan, CFA, of T. Rowe Price Associates, Inc. (“T. Rowe”), the Portfolio’s Subadvisor.

How did MainStay VP T. Rowe Price Equity Income Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2018?

For the six months ended June 30, 2018, MainStay VP T. Rowe Price Equity Income Portfolio returned –0.48% for Initial Class shares and –0.60% for Service Class shares. Over the same period, both share classes outperformed the –1.69% return of the Russell 1000® Value Index,1 which is the Portfolio’s primary benchmark, but underperformed the 2.65% return of the S&P 500® Index,1 which is the Portfolio’s secondary benchmark. For the six months ended June 30, 2018, both share classes outperformed the –0.95% return of the Morningstar Large Value Category Average.2

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio outperformed the Russell 1000® Value Index for the six months ended June 30, 2018. Stock selection contributed positively to the Portfolio’s performance relative to the Russell 1000® Value Index during the reporting period, while sector weightings modestly detracted from relative performance. (Contributions take weightings and total returns into account.)

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The sector that made the most substantial positive contribution to the Portfolio’s performance relative to the Russell 1000® Value Index was consumer discretionary, primarily because of stock selection. The industrials sector was also a strong contributor to the Portfolio’s relative performance because of stock selection, although an overweight position in the sector tempered this positive impact. The industrials sector posted negative absolute returns in both the Russell 1000® Value Index and the Portfolio. The real estate sector contributed positively to the Portfolio’s relative performance because of stock selection.

The financials sector was the most substantial detractor from the Portfolio’s relative performance during the reporting period due to stock selection. The sector generated negative absolute returns in both the Russell 1000® Value Index and the Portfolio. The information technology sector hindered relative results because of stock selection; however, beneficial sector weighting offset most of that negative impact. No other sectors detracted from the Portfolio’s relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Portfolio’s absolute performance included media company

Twenty-First Century Fox; oil, gas & consumable fuels company Hess; and software company Microsoft.

Shares of Twenty-First Century Fox moved sharply higher when rivals Walt Disney and Comcast engaged in a bidding war for some of the company’s assets and optimism rose that a deal would go through following approval of the merger of AT&T and Time Warner. We trimmed the Portfolio’s position in Twenty-First Century Fox but continued to like the company for its concentrated portfolio of high-quality “must-see” content, including sports and news programming.

Hess is more sensitive to oil prices than many of its peers. The company’s stock traded higher because of rising crude oil prices and better-than-expected oil production. We sold some of the Portfolio’s shares on strength but continued to see value in Hess for its Guyana exploration efforts. We also liked management’s recent focus on strengthening the company’s balance sheet.

Microsoft continued to generate strong growth in cloud computing through its Office 365 applications, Azure public cloud offerings and the company’s hybrid cloud platform. We trimmed the Portfolio’s position on strength but continued to like the company’s durable growth prospects and ability to increase free cash flow, as well as management’s solid track record of execution.

The stocks that detracted the most from the Portfolio’s absolute performance were tobacco company Philip Morris International, insurance company Brighthouse Financial and auto components company Adient PLC. All three of these detractors generated negative absolute returns during the reporting period.

Shares of Philip Morris International declined because of reported slowing growth for its heat-not-burn IQOS device in Japan and a steeper-than-expected fall in combustible cigarette shipments. Despite these challenges, we saw longer-term value in IQOS and believed that the company’s business model was more durable than the market appreciated.

Shares of Brighthouse Financial traded lower on higher-than-expected operations costs, challenges related to the company’s spin-off from MetLife and MetLife’s full debt-for-equity divestment. Despite these near-term headwinds, we believed that the company was attractively valued and had strong long-term fundamentals.

Shares of automotive-seat supplier Adient traded lower amid intensifying headwinds from commodity prices, continued operational issues in its seat structures and mechanism segment, and weakness in its other segments. These challenges led management to reduce full-year earnings guidance and longer-term margin forecasts. The company also announced a leadership change during the reporting period. We still saw value in Adient and believed that it had the potential to expand

1.	See footnote on page 5 for more information on this index.
2.	See footnote on page 5 for more information on the Morningstar Large Value Category Average.

8	MainStay VP T. Rowe Price Equity Income Portfolio

margins, improve free cash flow conversion and promote shareholder-friendly capital allocation policies.

Did the Portfolio make any significant purchases or sales during the reporting period?

Asset manager Franklin Resources was a Portfolio holding that had struggled in recent periods amid client outflows and uncertainty regarding how the company would use its repatriated foreign income. We bought additional shares of Franklin Resources for the Portfolio at valuations that we believed to be attractive. In our opinion, the company could return excess cash to shareholders through dividends, buybacks or both. We also liked the company’s strong balance sheet, global scale and distribution, and mix of assets under management.

Pharmacy operator and health care company CVS Health suffered as investors worried about a potential increase in political scrutiny into drug pricing. During the reporting period, we added to the Portfolio’s existing position in the company because we believed that those concerns were excessive. We liked CVS Health’s pending acquisition of health insurer Aetna, because we believed that the combined company could create value by leading more patients to seek treatment at health clinics within CVS Health pharmacies.

During the reporting period, the Portfolio sold its entire position in global insurance company XL Group. The company focuses on specialty underwriting of insurance and reinsurance for businesses. Shares of XL Group surged after French financial company AXA agreed to buy the company at a premium. We believed that it was unlikely for another bidder to emerge, and we took advantage of the stock’s advance to eliminate the Portfolio’s position.

In recent periods, capital markets company Ameriprise Financial has executed well in its investment advisory segment and has made headway in shifting its earnings mix toward its fee-on-asset businesses, which investors generally view as more attractive than the company’s insurance businesses. We sold part of the Portfolio’s position in the company because valuations became less compelling. We also have concerns about the company’s sensitivity to equity markets and potential reserve risks for its long-term care insurance business.

How did the Portfolio’s sector weightings change during the reporting period?

At the beginning of the reporting period, the Portfolio’s most substantially overweight positions relative to the Russell 1000® Value Index were in materials and industrials. At the end of the reporting period, industrials and financials were the Portfolio’s most substantially overweight sectors. The most substantial increases in relative sector weightings in the Portfolio during the reporting period were in financials and utilities.

The most substantially underweight positions relative to the Russell 1000® Value Index at the beginning of the reporting period were in real estate and health care. At the end of the reporting period, real estate and information technology were the Portfolio’s most substantially underweight positions. During the reporting period, the most substantial decreases in relative sector weightings in the Portfolio were in information technology and consumer discretionary.

Changes in the Portfolio’s sector weightings relative to the Russell 1000® Value Index partially reflect the reconstitution of the Russell 1000® Value Index, which occurred in late June and were not solely the result of investment decisions for the Portfolio.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2018, the Portfolio held overweight positions in the industrials, financials and materials sectors. We liked several names in the industrials sector, where the Portfolio invested in companies that reach many different end markets and have solid business models or an ability to generate strong cash flows. Despite recent strength in the financials sector, we still find the risk/reward profiles of select financial companies to be compelling given the potential benefits of higher interest rates, corporate tax cuts and a relaxation of financial regulation. The cyclical industries in the materials sector have faced challenges because of large swings in raw materials costs, but we believe that some companies appear to be well-positioned for an improved economic environment.

As of June 30, 2018, the Portfolio held underweight positions in the real estate, information technology and health care sectors. Real estate investment trusts (REITs), which own and frequently operate many different types of income-producing real estate properties, compose the vast majority of the real estate sector. While REITs generally offer attractive dividend yields, valuations appeared elevated in our opinion, and further interest-rate hikes could continue to drive investors out of the sector. We generally view the information technology sector as cyclical, with many companies operating at different stages in their industry’s specific cycle. At the industry level, the Portfolio’s most substantial exposure is to semiconductors & semiconductor equipment. We have a diversified view of the health care sector, considering the myriad challenges and opportunities health care companies face, including political scrutiny regarding drug pricing, mergers and acquisitions, and drug trial results. Within the health care sector, the Portfolio’s primary exposure is to the pharmaceuticals industry, where we believe that the Portfolio is most likely to find companies that pay above average dividends.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments June 30, 2018 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 0.7%† Convertible Bonds 0.2%
Insurance 0.2%
AXA S.A. 7.25%, due 5/15/21 (a)	$1,406,000	$1,472,113

Total Convertible Bonds (Cost $1,406,000)		1,472,113

Corporate Bonds 0.5%
Toys, Games & Hobbies 0.5%
Mattel, Inc. 6.75%, due 12/31/25 (a)	3,672,000	3,575,610

Total Corporate Bonds (Cost $3,628,664)		3,575,610

Total Long-Term Bonds (Cost $5,034,664)		5,047,723

	Shares
Common Stocks 95.6%
Aerospace & Defense 3.3%
Boeing Co.	39,300	13,185,543
Harris Corp.	84,489	12,212,040

		25,397,583

Air Freight & Logistics 1.2%
United Parcel Service, Inc., Class B	84,700	8,997,681

Airlines 1.2%
Alaska Air Group, Inc.	58,200	3,514,698
Delta Air Lines, Inc.	60,600	3,002,124
Southwest Airlines Co.	50,900	2,589,792

		9,106,614

Auto Components 0.4%
Adient PLC	67,100	3,300,649

Banks 12.6%
Bank of America Corp.	39,700	1,119,143
Citigroup, Inc.	132,900	8,893,668
Fifth Third Bancorp	311,400	8,937,180
♦JPMorgan Chase & Co.	262,000	27,300,400
KeyCorp	332,499	6,497,031
PNC Financial Services Group, Inc.	54,400	7,349,440
U.S. Bancorp	239,500	11,979,790
♦Wells Fargo & Co.	435,400	24,138,576

		96,215,228

	Shares	Value
Beverages 0.8%
PepsiCo., Inc.	57,600	$6,270,912

Biotechnology 1.2%
Gilead Sciences, Inc.	127,500	9,032,100

Building Products 1.5%
Johnson Controls International PLC	342,558	11,458,565

Capital Markets 5.3%
Ameriprise Financial, Inc.	10,800	1,510,704
Bank of New York Mellon Corp.	113,300	6,110,269
Franklin Resources, Inc.	192,300	6,163,215
Morgan Stanley	285,000	13,509,000
Northern Trust Corp.	23,900	2,459,071
State Street Corp.	113,400	10,556,406

		40,308,665

Chemicals 3.4%
Akzo Nobel N.V.	15,099	1,286,594
CF Industries Holdings, Inc.	195,800	8,693,520
♦DowDuPont, Inc.	242,937	16,014,407

		25,994,521

Commercial Services & Supplies 0.3%
Stericycle, Inc. (b)	33,700	2,200,273

Communications Equipment 1.6%
Cisco Systems, Inc.	292,300	12,577,669

Construction Materials 0.7%
Vulcan Materials Co.	40,700	5,252,742

Containers & Packaging 0.9%
International Paper Co.	131,900	6,869,352

Diversified Telecommunication Services 2.9%
AT&T, Inc.	35,925	1,153,552
CenturyLink, Inc.	106,700	1,988,888
Telefonica S.A.	448,002	3,818,524
♦Verizon Communications, Inc.	299,775	15,081,680

		22,042,644

Electric Utilities 3.5%
Edison International	84,644	5,355,426
Evergy, Inc.	62,300	3,498,145
PG&E Corp. (b)	100,420	4,273,875
♦Southern Co.	293,020	13,569,756

		26,697,202

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2018, excluding short-term investment. May be subject to change daily.

10	MainStay VP T. Rowe Price Equity Income Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Electrical Equipment 1.0%
Emerson Electric Co.	86,500	$5,980,610
nVent Electric PLC (b)	53,600	1,345,360

		7,325,970

Electronic Equipment, Instruments & Components 0.2%
TE Connectivity, Ltd.	16,500	1,485,990

Equity Real Estate Investment Trusts 2.8%
Equity Residential	97,700	6,222,513
Rayonier, Inc.	146,765	5,678,338
SL Green Realty Corp.	44,236	4,447,045
Weyerhaeuser Co.	135,800	4,951,268

		21,299,164

Food & Staples Retailing 1.0%
Walmart, Inc.	89,700	7,682,805

Food Products 2.4%
Archer-Daniels-Midland Co.	114,100	5,229,203
Kellogg Co.	46,700	3,262,929
Tyson Foods, Inc., Class A	141,900	9,769,815

		18,261,947

Health Care Equipment & Supplies 1.9%
Becton Dickinson & Co.	17,700	4,240,212
Medtronic PLC	124,807	10,684,727

		14,924,939

Health Care Providers & Services 2.6%
♦Anthem, Inc.	57,308	13,641,023
CVS Health Corp.	96,650	6,219,428

		19,860,451

Hotels, Restaurants & Leisure 1.0%
Las Vegas Sands Corp.	105,278	8,039,028

Household Products 1.3%
Kimberly-Clark Corp.	92,300	9,722,882

Industrial Conglomerates 0.4%
General Electric Co.	216,700	2,949,287

Insurance 6.8%
American International Group, Inc.	188,882	10,014,524
Brighthouse Financial, Inc. (b)	113,791	4,559,605
Chubb, Ltd.	84,631	10,749,830
Loews Corp.	169,333	8,175,397
Marsh & McLennan Cos., Inc.	46,100	3,778,817
MetLife, Inc.	252,900	11,026,440
Willis Towers Watson PLC	22,943	3,478,159

		51,782,772

	Shares	Value
Leisure Products 0.6%
Mattel, Inc. (b)(c)	262,200	$4,305,324

Machinery 0.6%
Flowserve Corp.	30,505	1,232,402
Illinois Tool Works, Inc.	1,900	263,226
PACCAR, Inc.	15,900	985,164
Pentair PLC	58,000	2,440,640

		4,921,432

Media 4.4%
Comcast Corp., Class A	217,561	7,138,176
News Corp., Class A	386,900	5,996,950
♦Twenty-First Century Fox, Inc., Class B	365,100	17,988,477
Walt Disney Co.	22,900	2,400,149

		33,523,752

Metals & Mining 0.6%
Nucor Corp.	77,100	4,818,750

Multi-Utilities 1.5%
NiSource, Inc.	359,907	9,458,356
Sempra Energy	15,329	1,779,850

		11,238,206

Multiline Retail 0.6%
Kohl’s Corp.	64,800	4,723,920

Oil, Gas & Consumable Fuels 10.7%
Apache Corp.	155,860	7,286,455
Chevron Corp.	70,600	8,925,958
EQT Corp.	16,970	936,405
♦Exxon Mobil Corp.	249,500	20,641,135
Hess Corp.	162,700	10,883,003
Occidental Petroleum Corp.	105,500	8,828,240
♦Total S.A.	264,689	16,096,092
Transcanada Corp.	180,800	7,810,560

		81,407,848

Personal Products 0.2%
Coty, Inc., Class A	114,593	1,615,761

Pharmaceuticals 6.0%
Bristol-Myers Squibb Co.	101,000	5,589,340
GlaxoSmithKline PLC	236,538	4,772,342
GlaxoSmithKline PLC,, Sponsored ADR	78,500	3,164,335
Johnson & Johnson	108,700	13,189,658
Merck & Co., Inc.	131,900	8,006,330
Pfizer, Inc.	296,600	10,760,648

		45,482,653

Professional Services 0.6%
Nielsen Holdings PLC	141,600	4,379,688

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Semiconductors & Semiconductor Equipment 3.2%
Analog Devices, Inc.	11,300	$1,083,896
Applied Materials, Inc.	100,200	4,628,238
QUALCOMM, Inc.	232,900	13,070,348
Texas Instruments, Inc.	51,100	5,633,775

		24,416,257

Software 2.4%
CA, Inc.	32,800	1,169,320
♦Microsoft Corp.	171,400	16,901,754

		18,071,074

Specialty Retail 0.5%
L Brands, Inc.	97,300	3,588,424

Technology Hardware, Storage & Peripherals 0.4%
Hewlett Packard Enterprise Co.	100,300	1,465,383
Western Digital Corp.	18,700	1,447,567

		2,912,950

Tobacco 1.0%
Philip Morris International, Inc.	92,200	7,444,228

Wireless Telecommunication Services 0.1%
Vodafone Group PLC	182,913	443,231

Total Common Stocks (Cost $615,034,908)		728,351,133

Convertible Preferred Stocks 2.3%
Electric Utilities 0.8%
Nextera Energy, Inc. 6.123%	105,786	6,040,380

Health Care Equipment & Supplies 0.8%
Becton Dickinson & Co. 6.125%	102,349	6,330,286

Multi-Utilities 0.7%
DTE Energy Co. 6.50%	25,434	1,314,683
Sempra Energy 6.00%	34,999	3,612,247

		4,926,930

Total Convertible Preferred Stocks (Cost $15,070,806)		17,297,596

	Principal Amount	Value
Short-Term Investment 1.3%
Repurchase Agreement 1.3%
Fixed Income Clearing Corp. 0.94%, dated 6/29/18 due 7/2/18 Proceeds at Maturity $10,055,059 (Collateralized by a Federal Home Loan Bank note with a rate of 2.15% and a maturity date of 2/14/20, with a Principal Amount of $10,245,000 and a Market Value of $10,258,616)	$10,054,271	$10,054,271

Total Short-Term Investment (Cost $10,054,271)		10,054,271

Total Investments (Cost $645,194,649)	99.9%	760,750,723
Other Assets, Less Liabilities	0.1	930,970
Net Assets	100.0%	$761,681,693

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Non-income producing security.

(c)

All or a portion of this security was held on loan. As of June 30, 2018, the market value of securities loaned was $4,262,271 and the Portfolio received non-cash collateral in the amount of $4,347,932 (See Note 2(J)).

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

12	MainStay VP T. Rowe Price Equity Income Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Convertible Bonds	$—	$1,472,113	$—	$1,472,113
Corporate Bonds	—	3,575,610	—	3,575,610

Total Long-Term Bonds	—	5,047,723	—	5,047,723

Common Stocks
Chemicals	24,707,927	1,286,594	—	25,994,521
Diversified Telecommunication Services	18,224,120	3,818,524	—	22,042,644
Oil, Gas & Consumable Fuels	65,311,756	16,096,092	—	81,407,848
Pharmaceuticals	40,710,311	4,772,342	—	45,482,653
Wireless Telecommunication Services	—	443,231	—	443,231
All Other Industries	552,980,236	—	—	552,980,236

Total Common Stocks	701,934,350	26,416,783	—	728,351,133

Convertible Preferred Stocks	17,297,596	—	—	17,297,596
Short-Term Investment
Repurchase Agreement	—	10,054,271	—	10,054,271

Total Investments in Securities	$719,231,946	$41,518,777	$—	$760,750,723

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of June 30, 2018, certain foreign equity securities with a market value of $27,572,407 transferred from Level 1 to Level 2 as the price of these securities were based on utilizing significant other observable inputs. As of December 31, 2017, the fair value obtained for these securities were based on utilizing quoted prices in active markets.

As of June 30, 2018, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of June 30, 2018 (Unaudited)

Assets
Investment in securities, at value (identified cost $645,194,649) including securities on loan of $4,262,271	$760,750,723
Cash denominated in foreign currencies (identified cost $247,613)	250,029
Receivables:
Dividends and interest	1,446,159
Investment securities sold	555,510
Securities lending income	6,551
Fund shares sold	907
Other assets	3,580

Total assets	763,013,459

Liabilities
Payables:
Fund shares redeemed	497,865
Manager (See Note 3)	472,455
Investment securities purchased	223,149
NYLIFE Distributors (See Note 3)	65,660
Professional fees	31,119
Shareholder communication	25,750
Custodian	6,607
Trustees	1,199
Accrued expenses	7,962

Total liabilities	1,331,766

Net assets	$761,681,693

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$54,414
Additional paid-in capital	528,283,210

528,337,624
Undistributed net investment income	21,992,747
Accumulated net realized gain (loss) on investments and foreign currency transactions	95,794,226
Net unrealized appreciation (depreciation) on investments	115,556,074
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	1,022

Net assets	$761,681,693

Initial Class
Net assets applicable to outstanding shares	$447,719,611

Shares of beneficial interest outstanding	31,913,939

Net asset value per share outstanding	$14.03

Service Class
Net assets applicable to outstanding shares	$313,962,082

Shares of beneficial interest outstanding	22,500,260

Net asset value per share outstanding	$13.95

14	MainStay VP T. Rowe Price Equity Income Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2018 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$11,096,113
Interest	155,192
Securities lending	23,023
Other	86

Total income	11,274,414

Expenses
Manager (See Note 3)	2,929,252
Distribution/Service—Service Class (See Note 3)	411,947
Professional fees	45,982
Shareholder communication	33,519
Custodian	11,215
Trustees	8,840
Miscellaneous	16,165

Total expenses	3,456,920

Net investment income (loss)	7,817,494

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	30,318,003
Foreign currency transactions	1,105

Net realized gain (loss) on investments and foreign currency transactions	30,319,108

Net change in unrealized appreciation (depreciation) on:
Investments	(42,047,315)
Translation of other assets and liabilities in foreign currencies	(4,674)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(42,051,989)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(11,732,881)

Net increase (decrease) in net assets resulting from operations	$(3,915,387)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $107,495.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the six months ended June 30, 2018 (Unaudited) and the year ended December 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$7,817,494	$13,599,761
Net realized gain (loss) on investments and foreign currency transactions	30,319,108	67,178,807
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(42,051,989)	40,220,427

Net increase (decrease) in net assets resulting from operations	(3,915,387)	120,998,995

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(9,726,985)
Service Class	—	(6,397,652)

	—	(16,124,637)

From net realized gain on investments:
Initial Class	—	(21,449,690)
Service Class	—	(15,701,493)

	—	(37,151,183)

Total dividends and distributions to shareholders	—	(53,275,820)

Capital share transactions:
Net proceeds from sale of shares	12,589,385	56,782,503
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	53,275,820
Cost of shares redeemed	(64,997,842)	(149,959,824)

Increase (decrease) in net assets derived from capital share transactions	(52,408,457)	(39,901,501)

Net increase (decrease) in net assets	(56,323,844)	27,821,674

Net Assets
Beginning of period	818,005,537	790,183,863

End of period	$761,681,693	$818,005,537

Undistributed net investment income at end of period	$21,992,747	$14,175,253

16	MainStay VP T. Rowe Price Equity Income Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,
Initial Class	2018*		2017	2016	2015	2014	2013
Net asset value at beginning of period	$14.10		$12.99	$11.97	$13.90	$13.77	$10.79

Net investment income (loss) (a)	0.15		0.24	0.27	0.25	0.26	0.21
Net realized and unrealized gain (loss) on investments	(0.22)		1.83	1.90	(1.21)	0.78	3.03
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.00 ‡	(0.00)‡	(0.00)‡	(0.00)‡	—

Total from investment operations	(0.07)		2.07	2.17	(0.96)	1.04	3.24

Less dividends and distributions:
From net investment income	—		(0.30)	(0.25)	(0.24)	(0.21)	(0.16)
From net realized gain on investments	—		(0.66)	(0.90)	(0.73)	(0.70)	(0.10)

Total dividends and distributions	—		(0.96)	(1.15)	(0.97)	(0.91)	(0.26)

Net asset value at end of period	$14.03		$14.10	$12.99	$11.97	$13.90	$13.77

Total investment return (b)	(0.50	%)(c)	16.20%	18.82%	(6.78%)	7.74%	30.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.08	% ††	1.78%	2.18%	1.90%	1.89%	1.72%
Net expenses	0.77	% ††	0.77%	0.78%	0.77%	0.78%	0.78%
Expenses (before waiver/reimbursement)	0.77	% ††	0.77%	0.78%	0.77%	0.79%	0.83%
Portfolio turnover rate	9%		24%	23%	42%	18%	20%
Net assets at end of period (in 000’s)	$447,720		$469,556	$472,125	$473,818	$534,825	$448,471

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Six months ended June 30,		Year ended December 31,
Service Class	2018*		2017	2016	2015	2014	2013
Net asset value at beginning of period	$14.04		$12.94	$11.93	$13.85	$13.73	$10.76

Net investment income (loss) (a)	0.13		0.21	0.24	0.22	0.23	0.18
Net realized and unrealized gain (loss) on investments	(0.22)		1.82	1.89	(1.21)	0.77	3.03
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.00 ‡	(0.00)‡	(0.00)‡	(0.00)‡	—

Total from investment operations	(0.09)		2.03	2.13	(0.99)	1.00	3.21

Less dividends and distributions:
From net investment income	—		(0.27)	(0.22)	(0.20)	(0.18)	(0.14)
From net realized gain on investments	—		(0.66)	(0.90)	(0.73)	(0.70)	(0.10)

Total dividends and distributions	—		(0.93)	(1.12)	(0.93)	(0.88)	(0.24)

Net asset value at end of period	$13.95		$14.04	$12.94	$11.93	$13.85	$13.73

Total investment return (b)	(0.64	%)(c)	15.91%	18.53%	(7.01%)	7.47%	30.04%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.83	% ††	1.54%	1.93%	1.64%	1.64%	1.47%
Net expenses	1.02	% ††	1.02%	1.03%	1.02%	1.03%	1.03%
Expenses (before waiver/reimbursement)	1.02	% ††	1.02%	1.03%	1.02%	1.04%	1.08%
Portfolio turnover rate	9%		24%	23%	42%	18%	20%
Net assets at end of period (in 000’s)	$313,962		$348,450	$318,059	$281,340	$323,002	$313,698

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and Notes relate to the MainStay VP T. Rowe Price Equity Income Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on February 17, 2012. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek a high level of dividend income and long-term capital growth primarily through investments in stocks.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

18	MainStay VP T. Rowe Price Equity Income Portfolio

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2018, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of June 30, 2018, there were no securities held by the Portfolio that were fair valued in such a manner.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of June 30, 2018, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities, including rights and exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

19

Notes to Financial Statements (Unaudited) (continued)

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that

20	MainStay VP T. Rowe Price Equity Income Portfolio

affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, which are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(I)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. As of the six-month period ended June 30, 2018, the Portfolio had securities on loan with a value of $4,262,271 and had received non-cash collateral of $4,347,932. Income earned from securities lending activity is reflected in the Statement of Operations.

(K)  Foreign Securities Risk.  The Portfolio invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for

21

Notes to Financial Statements (Unaudited) (continued)

the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. T. Rowe Price Associates, Inc. (“T. Rowe” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and T. Rowe, New York Life Investments pays for the services of the Subadvisor.

Effective May 1, 2018, the Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and facilities furnished at an annual percentage of the Portfolio’s average daily net assets as follows: 0.75% up to $500 million; 0.725% from $500 million to $1 billion; and 0.70% in excess of $1 billion. Prior to May 1, 2018, the Fund paid New York Life Investments a monthly fee for services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.75% up to $500 million and 0.725% in excess of $500 million.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that total annual operating expenses (excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) do not exceed 0.85% for Initial Class shares and 1.10% for Service Class shares. This agreement expires on May 1, 2019 and may only be amended or terminated prior to that date by action of the Board. During the six-month period ended June 30, 2018, the effective management fee rate was 0.74%.

During the six-month period ended June 30, 2018, New York Life Investments earned fees from the Portfolio in the amount of $2,929,252.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”)

in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of June 30, 2018, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$648,266,151	$144,030,627	$(31,546,055)	$112,484,572

During the year ended December 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$18,037,994	$35,237,826

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Portfolio, certain other funds managed by New York Life Investments

22	MainStay VP T. Rowe Price Equity Income Portfolio

and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2018, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2018, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2018, purchases and sales of securities, other than short-term securities, were $74,137 and $113,540, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2018 and the year ended December 31, 2017, were as follows:

Initial Class	Shares	Amount
Six-month period ended June 30, 2018:
Shares sold	662,713	$9,405,777
Shares redeemed	(2,058,690)	(29,116,748)

Net increase (decrease)	(1,395,977)	$(19,710,971)

Year ended December 31, 2017:
Shares sold	1,188,052	$16,009,183
Shares issued to shareholders in reinvestment of dividends and distributions	2,308,170	31,176,675
Shares redeemed	(6,533,235)	(90,079,324)

Net increase (decrease)	(3,037,013)	$(42,893,466)

Service Class	Shares	Amount
Six-month period ended June 30, 2018:
Shares sold	226,558	$3,183,608
Shares redeemed	(2,547,559)	(35,881,094)

Net increase (decrease)	(2,321,001)	$(32,697,486)

Year ended December 31, 2017:
Shares sold	3,032,971	$40,773,320
Shares issued to shareholders in reinvestment of dividends and distributions	1,641,921	22,099,145
Shares redeemed	(4,425,606)	(59,880,500)

Net increase (decrease)	249,286	$2,991,965

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2018, events and transactions subsequent to June 30, 2018, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

23

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

24	MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2018 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2018 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781643	MSVPTRPE10-08/18 (NYLIAC) NI531

MainStay VP U.S. Government Money Market Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2018

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

This page intentionally left blank

Message from the President

The six months ended June 30, 2018, saw mixed performance among stocks and bonds. U.S. stocks generally advanced during the reporting period, while international and emerging-market stocks declined.

According to FTSE-Russell data on U.S. stocks, the strongest performance came from the smallest companies during the reporting period, with growth stocks outperforming value stocks at all capitalization levels. While growth stocks provided positive total returns at all capitalization levels, value stocks of midcap and larger companies provided negative returns.

Among U.S. fixed-income securities, shorter-term instruments generally advanced during the first half of 2018, while longer-term bonds on balance declined. Although convertible bonds, bank loans and high-yield corporate bonds generated positive returns during the reporting period, most mortgage-backed securities declined. International and emerging-market bonds also provided negative total returns during the reporting period.

Several factors influenced the stock and bond markets during the first half of 2018. Major tax reforms were signed into law in December 2017 and boosted stock performance early in the reporting period. As the year progressed, however, trade tensions between the U.S. and several of its trading partners led to sustained market volatility, which adversely affected stock prices despite robust corporate earnings and profits. An historic meeting between leaders of the United States and North Korea lifted stock prices briefly in June 2018. While crude oil prices remained volatile, they generally rose during the reporting period, which helped many energy stocks.

The Federal Open Market Committee raised the federal funds target range twice during the reporting period, which led to rising U.S. Treasury yields across the maturity spectrum. The greatest increase occurred among 3-year U.S. Treasury notes, with yield increases tapering off for longer-term U.S. Treasury securities. When interest-rates rise, bond prices tend to decline (and vice versa), which may account for the negative performance of several fixed-income sectors during the reporting period.

Through the ups and downs of the stock and bond markets, MainStay VP portfolio managers seek to pursue the objectives of their individual Portfolios using the investment strategies and processes outlined in the prospectus. As a MainStay VP shareholder, your investments are guided by the market experience and professional insight of our portfolio managers as they seek to deliver long-term returns within prospectus guidelines and manage the specific risks of their respective Portfolios.

Whatever direction the markets may take, MainStay encourages shareholders to maintain a long-term investment perspective. The report that follows contains additional information on the market events, investment decisions and specific securities that shaped the performance of your MainStay VP Portfolio during the six months ended June 30, 2018. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Semiannual Report

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. You could lose money by investing in the Portfolio. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction for separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Average Annual Total Returns for the Period-Ended June 30, 2018

Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	1/29/1993	0.56%	0.88%	0.20%	0.18%	0.43%

7-Day Current Yield: 1.43%[3]

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Average Lipper Variable Products Money Market Portfolio[4]	0.52%	0.81%	0.20%	0.23%
Morningstar Prime Money Market Category Average[5]	0.63	1.02	0.29	0.29

1.

Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

3.

As of June 30, 2018, MainStay VP U.S. Government Money Market Portfolio had an effective 7-day yield of 1.44% and a 7-day current yield of 1.43%. The current yield is more reflective of the Portfolio’s earnings than the total return.

4.	The Average Lipper Variable Products Money Market Portfolio is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market portfolios in the Lipper Universe, which may include portfolios that do not maintain a stable net asset value of $1.00 per share. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar portfolios with all dividend and capital gain distributions reinvested.
5.

The Morningstar Prime Money Market Category Average is representative of funds that invest in short-term money market securities in order to provide a level of current income that is consistent with the preservation of capital. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP U.S. Government Money Market Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2018, to June 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2018, to June 30, 2018. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/18	Ending Account Value (Based on Actual Returns and Expenses) 6/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,005.60	$2.14	$1,022.70	$2.16	0.43%

1

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

2	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

6	MainStay VP U.S. Government Money Market Portfolio

Portfolio Composition as of June 30, 2018 (Unaudited)

See Portfolio of Investments beginning on page 9 for specific holdings within these categories.

7

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by NYL Investors LLC, the Portfolio’s Subadvisor.

How did MainStay VP U.S. Government Money Market Portfolio perform relative to its peers during the six months ended June 30, 2018?

As of June 30, 2018, Initial Class shares of MainStay VP U.S. Government Money Market Portfolio provided a 7-day current yield of 1.43% and a 7-day effective yield of 1.44%. For the six months ended June 30, 2018, Initial Class shares of MainStay VP U.S. Government Money Market Portfolio returned 0.56%. The Portfolio outperformed the 0.52% return of the Average Lipper Variable Products Money Market Portfolio1 and underperformed the 0.63% return of the Morningstar Prime Money Market Category Average2 for the six months ended June 30, 2018.

What was the Portfolio’s duration3 strategy during the reporting period?

During the reporting period, the Portfolio’s duration was kept relatively short to capitalize on the rising interest-rate environment. As of June 30, 2018, the Portfolio’s duration was 39 days.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

Generally stronger economic data and signs of inflation prompted the Portfolio to maintain a relatively short duration during the reporting period, as we believed that it was increasingly likely that the Federal Reserve would continue to raise the federal funds target range in the coming quarters.

During the reporting period, which market segments were the strongest contributors to the Portfolio’s performance and which market segments were particularly weak?

Floating-rate agency bonds offered the highest yields during the reporting period. U.S. Treasury bills remained the lowest-yielding sector in the Portfolio.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio purchased both Federal Home Loan Bank and Federal Farm Credit Bank floating-rate notes during the reporting period. These securities contributed favorably to the Portfolio’s yield. Because the Portfolio typically holds securities until they mature, there were no significant sales during the reporting period.

How did the Portfolio’s asset class weightings change during the reporting period?

The Portfolio slightly decreased its holdings in agency discount notes in favor of U.S. Treasury bills and agency floating-rate notes. The Portfolio also modestly increased its position in repurchase agreements as they became more available in the market.

1.	See footnote on page 5 for more information on the Average Lipper Variable Products Money Market Portfolio.
2.	See footnote on page 5 for more information on the Morningstar Prime Money Market Category Average.
3.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years (or days) and is considered a more accurate sensitivity gauge than average maturity.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

8	MainStay VP U.S. Government Money Market Portfolio

Portfolio of Investments June 30, 2018 (Unaudited)

	Principal Amount	Value
Short-Term Investments 99.4% †
Government Agency Debt 55.5%
Federal Agricultural Mortgage Corp. (a)
1.896% (1 Month LIBOR - 0.08%), due 11/30/18 (b)	$10,000,000	$10,000,000
1.90%, due 7/18/18	10,000,000	9,991,240
1.902% (1 Month LIBOR - 0.08%), due 2/1/19 (b)	10,000,000	10,000,000
Federal Farm Credit Bank (a) 1.876%, due 8/3/18	20,000,000	19,966,083
1.90%, due 7/23/18	10,000,000	9,988,756
2.223% (1 Month LIBOR + 0.15%), due 3/15/19 (b)	3,000,000	3,005,982
2.275% (1 Month LIBOR + 0.19%), due 5/16/19 (b)	4,080,000	4,091,162
Federal Home Loan Bank (a) 1.861% (1 Month LIBOR - 0.14%), due 7/3/18 (b)	10,000,000	9,999,998
1.90%, due 7/5/18	10,000,000	9,997,945
1.90%, due 7/10/18	20,000,000	19,990,950
1.90%, due 7/11/18	10,000,000	9,994,848
1.90%, due 7/13/18	5,000,000	4,997,083
1.90%, due 7/20/18	9,000,000	8,991,497
1.90%, due 7/24/18	10,000,000	9,987,957
1.90%, due 7/25/18	21,000,000	20,973,836
1.90%, due 7/26/18	10,000,000	9,986,875
1.939% (1 Month LIBOR - 0.145%), due 11/16/18 (b)	3,000,000	3,000,000
Federal Home Loan Mortgage Corp. (a) 1.90%, due 7/3/18	10,000,000	9,999,047
1.90%, due 7/9/18	15,000,000	14,993,933
Federal National Mortgage Association (a) 1.90%, due 7/11/18	10,000,000	9,994,945
1.90%, due 7/18/18	10,000,000	9,991,264
1.95%, due 8/6/18	9,000,000	8,983,305
Tennessee Valley Authority (a)
1.90%, due 7/3/18	15,000,000	14,998,462
1.90%, due 7/10/18	15,000,000	14,992,950

Total Government Agency Debt (Cost $258,918,118)		258,918,118

Treasury Debt 20.3%
United States Treasury Bills (a) 1.70%, due 7/12/18	15,000,000	14,991,933
1.763%, due 7/19/18	5,000,000	4,995,475
1.851%, due 8/9/18	10,000,000	9,979,850
United States Treasury Notes (a) 0.75%, due 7/31/18	5,000,000	4,997,782
0.75%, due 8/31/18	5,000,000	4,995,913
0.75%, due 9/30/18	5,000,000	4,993,558
0.75%, due 10/31/18	5,000,000	4,988,814

	Principal Amount	Value
Treasury Debt (continued)
United States Treasury Notes (continued)
1.00%, due 11/30/18	$5,000,000	$4,988,888
1.125%, due 2/28/19	5,000,000	4,971,257
1.125%, due 5/31/19	5,000,000	4,946,429
1.25%, due 12/31/18	5,000,000	4,986,642
1.25%, due 3/31/19	5,000,000	4,967,379
1.25%, due 6/30/19	5,000,000	4,945,755
1.50%, due 1/31/19	5,000,000	4,988,737
1.625%, due 4/30/19	5,000,000	4,978,906
2.079% (3 Month Treasury Money Market Yield + 0.17%), due 10/31/18	5,000,000	5,004,345

Total Treasury Debt (Cost $94,721,663)		94,721,663

Treasury Repurchase Agreements 23.6%
Bank of America N.A. 2.08%, dated 6/29/18 due 7/2/18 Proceeds at Maturity $25,004,333 (Collateralized by a United States Treasury Note with a rate of 4.00% and a maturity of 8/15/18, with a Principal Amount of $25,062,400 and a Market Value of $25,500,055)	25,000,000	25,000,000
Bank of Montreal 2.05%, dated 6/29/18 due 7/2/18 Proceeds at Maturity $25,004,271 (Collateralized by United States Treasury securities with rates between 0.00% and 3.625% and maturity dates between 7/15/18 and 8/15/46, with a Principal Amount of $25,449,600 and a Market Value of $25,500,019)	25,000,000	25,000,000
RBC Capital Markets 2.08%, dated 6/29/18 due 7/2/18 Proceeds at Maturity $35,008,067 (Collateralized by United States Treasury securities with rates between 0.875% and 3.375% and maturity dates between 4/15/19 and 5/15/44, with a Principal Amount of $34,660,700 and a Market Value of $35,708,246)	35,002,000	35,002,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	9

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Short-Term Investments (continued)
Treasury Repurchase Agreements (continued)
Toronto Dominion Bank 2.08%, dated 6/29/18 due 7/2/18 Proceeds at Maturity $25,004,333 (Collateralized by United States Treasury securities with rates between 1.50% and 1.625% and maturity dates between 6/30/19 and 10/15/19, with a Principal Amount of $25,542,600 and a Market Value of $25,500,073)	$25,000,000	$25,000,000

Total Treasury Repurchase Agreements (Cost $110,002,000)		110,002,000

Total Short-Term Investments (Amortized Cost $463,641,781)	99.4%	463,641,781
Other Assets, Less Liabilities	0.6	2,772,736
Net Assets	100.0%	$466,414,517
†	Percentages indicated are based on Portfolio net assets.

(a)	Interest rate shown represents yield to maturity.

(b)	Floating rate—Rate shown was the rate in effect as of June 30, 2018.

The following abbreviation is used in the preceding pages:

LIBOR—London Interbank Offered Rate

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Short-Term Investments
Government Agency Debt	$—	$258,918,118	$—	$258,918,118
Treasury Debt	—	94,721,663	—	94,721,663
Treasury Repurchase Agreements	—	110,002,000	—	110,002,000

Total Investments in Securities	$—	$463,641,781	$—	$463,641,781

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2018, the Portfolio did not have any transfers among levels. (See Note 2)

As of June 30, 2018, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

10	MainStay VP U.S. Government Money Market Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2018 (Unaudited)

Assets
Investment in securities, at value (amortized cost $353,639,781)	$353,639,781
Repurchase agreements, at value (amortized cost $110,002,000)	110,002,000
Cash	591
Receivables:
Investment securities sold	5,000,000
Fund shares sold	467,521
Interest	297,097
Other assets	2,144

Total assets	469,409,134

Liabilities
Payables:
Fund shares redeemed	2,777,812
Manager (See Note 3)	154,787
Professional fees	26,751
Shareholder communication	19,486
Custodian	14,226
Trustees	748
Dividend payable	556
Accrued expenses	251

Total liabilities	2,994,617

Net assets	$466,414,517

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$466,379
Additional paid-in capital	465,948,888

466,415,267
Undistributed net investment income	399
Accumulated net realized gain (loss) on investments	(1,149)

Net assets applicable to outstanding shares	$466,414,517

Shares of beneficial interest outstanding	466,378,859

Net asset value per share outstanding	$1.00

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Statement of Operations for the six months ended June 30, 2018 (Unaudited)

Investment Income (Loss)
Income
Interest	$3,710,126
Other	50

Total income	3,710,176

Expenses
Manager (See Note 3)	958,339
Professional fees	34,980
Custodian	19,041
Shareholder communication	15,601
Trustees	5,525
Miscellaneous	7,791

Total expenses	1,041,277

Net investment income (loss)	2,668,899

Realized Gain (Loss) on Investments
Net realized gain (loss) on investments	(686)

Net increase (decrease) in net assets resulting from operations	$2,668,213

12	MainStay VP U.S. Government Money Market Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2018 (Unaudited) and the year ended December 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,668,899	$2,347,818
Net realized gain (loss) on investments	(686)	162

Net increase (decrease) in net assets resulting from operations	2,668,213	2,347,980

Dividends to shareholders:
From net investment income	(2,668,977)	(2,404,931)

Capital share transactions:
Net proceeds from sale of shares	208,311,250	247,837,481
Net asset value of shares issued to shareholders in reinvestment of dividends	2,668,619	2,404,776
Cost of shares redeemed	(241,436,044)	(410,801,316)

Increase (decrease) in net assets derived from capital share transactions	(30,456,175)	(160,559,059)

Net increase (decrease) in net assets	(30,456,939)	(160,616,010)

Net Assets
Beginning of period	496,871,456	657,487,466

End of period	$466,414,517	$496,871,456

Undistributed net investment income at end of period	$399	$477

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,
	2018*		2017		2016		2015		2014		2013
Net asset value at beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income (loss)	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net realized gain (loss) on investments	(0.00	)‡	0.00	‡	(0.00	)‡	0.00	‡	(0.00	)‡	0.00	‡

Total from investment operations	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Less dividends:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡

Net asset value at end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total investment return (a)	0.56%		0.42%		0.02%		0.01%		0.01%		0.02%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.11	%††	0.41%		0.02	%(b)	0.01%		0.01%		0.01%
Net expenses	0.43	%††	0.44%		0.39	%(c)	0.15%		0.11%		0.14%
Expenses (before waiver/reimbursement)	0.43	%††	0.44%		0.49%		0.48%		0.47%		0.47%
Net assets at end of period (in 000’s)	$466,415		$496,871		$657,487		$620,286		$578,509		$784,842

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(b)	Without the custody fee reimbursement, net investment income (loss) would have been 0.01%.
(c)	Without the custody fee reimbursement, net expenses would have been 0.40%.

14	MainStay VP U.S. Government Money Market Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and Notes relate to the MainStay VP U.S. Government Money Market Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers one class of shares. Initial Class shares commenced operations on January 29, 1993. Shares of the Portfolio are offered and are redeemed at a price equal to their net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares.

The Portfolio’s investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Valuation of Shares.  The Portfolio seeks to maintain a NAV of $1.00 per share, although there is no assurance that it will be able to do so. An investment in the Portfolio, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

(B)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”). Securities are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate per the requirements of Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on

15

Notes to Financial Statements (continued)

market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

Securities valued at amortized cost are not obtained from a quoted price in an active market and are generally categorized as Level 2 in the hierarchy. The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2018, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio may utilize some of the following fair value techniques: multi-dimensional relational pricing models and option adjusted spread pricing. During the six-month period ended June 30, 2018, there were no material changes to the fair value methodologies.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(C)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared daily and paid at least monthly and distributions from net realized capital and currency gains, if any, are declared and paid at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”), for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations. Additionally, the Portfolio may invest in shares of mutual funds, which are subject to management fees and other fees that may increase their costs versus the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the financial highlights.

16	MainStay VP U.S. Government Money Market Portfolio

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, which are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(I)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. NYL Investors LLC (“NYL Investors” or the ‘‘Subadvisor’’), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the average daily net assets. The Fund, on behalf of the Portfolio, pays New York Life Investments at the rate of 0.40% up to $500 million; 0.35% from $500 million to $1 billion; and 0.30% in excess of $1 billion. During the six-month period ended June 30, 2018, the effective management fee rate was 0.40%.

New York Life Investments may voluntarily waive fees or reimburse expenses of the Portfolio’s to the extent it deems appropriate to enhance the Portfolio’s yield during periods when expenses may have a significant impact on yield because of low interest rates. This expense limitation policy is voluntary and may be revised or terminated by the Manager at any time.

During the six-month period ended June 30, 2018, New York Life Investments earned fees from the Portfolio in the amount of $958,339.

State Street Bank and Trust Company (“State Street”) provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAV of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAV, and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Note 4–Federal Income Tax

The amortized cost also represents the aggregate cost for federal income tax purposes.

As of December 31, 2017, for federal income tax purposes, capital loss carryforwards of $463 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$—(a)	$—

(a)	Amount is less than $1,000.

17

Notes to Financial Statements (Unaudited) (continued)

During the year ended December 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$2,404,931	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2018 and the year ended December 31, 2017, were as follows:

Initial Class (at $1 per share)	Shares
Six-month period ended June 30, 2018:
Shares sold	208,295,117
Shares issued to shareholders in reinvestment of dividends and distributions	2,668,414
Shares redeemed	(241,417,353)

Net increase (decrease)	(30,453,822)

Year ended December 31, 2017:
Shares sold	247,818,151
Shares issued to shareholders in reinvestment of dividends and distributions	2,404,588
Shares redeemed	(410,769,275)

Net increase (decrease)	(160,546,536)

Note 7–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2018, events and transactions subsequent to June 30, 2018, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

18	MainStay VP U.S. Government Money Market Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

19

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2018 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2018 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781646	MSVPUSGMM10-08/18 (NYLIAC) NI510

MainStay VP VanEck Global Hard

Assets Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2018

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

This page intentionally left blank

Message from the President

The six months ended June 30, 2018, saw mixed performance among stocks and bonds. U.S. stocks generally advanced during the reporting period, while international and emerging-market stocks declined.

According to FTSE-Russell data on U.S. stocks, the strongest performance came from the smallest companies during the reporting period, with growth stocks outperforming value stocks at all capitalization levels. While growth stocks provided positive total returns at all capitalization levels, value stocks of midcap and larger companies provided negative returns.

Among U.S. fixed-income securities, shorter-term instruments generally advanced during the first half of 2018, while longer-term bonds on balance declined. Although convertible bonds, bank loans and high-yield corporate bonds generated positive returns during the reporting period, most mortgage-backed securities declined. International and emerging-market bonds also provided negative total returns during the reporting period.

Several factors influenced the stock and bond markets during the first half of 2018. Major tax reforms were signed into law in December 2017 and boosted stock performance early in the reporting period. As the year progressed, however, trade tensions between the U.S. and several of its trading partners led to sustained market volatility, which adversely affected stock prices despite robust corporate earnings and profits. An historic meeting between leaders of the United States and North Korea lifted stock prices briefly in June 2018. While crude oil prices remained volatile, they generally rose during the reporting period, which helped many energy stocks.

The Federal Open Market Committee raised the federal funds target range twice during the reporting period, which led to rising U.S. Treasury yields across the maturity spectrum. The greatest increase occurred among 3-year U.S. Treasury notes, with yield increases tapering off for longer-term U.S. Treasury securities. When interest-rates rise, bond prices tend to decline (and vice versa), which may account for the negative performance of several fixed-income sectors during the reporting period.

Through the ups and downs of the stock and bond markets, MainStay VP portfolio managers seek to pursue the objectives of their individual Portfolios using the investment strategies and processes outlined in the prospectus. As a MainStay VP shareholder, your investments are guided by the market experience and professional insight of our portfolio managers as they seek to deliver long-term returns within prospectus guidelines and manage the specific risks of their respective Portfolios.

Whatever direction the markets may take, MainStay encourages shareholders to maintain a long-term investment perspective. The report that follows contains additional information on the market events, investment decisions and specific securities that shaped the performance of your MainStay VP Portfolio during the six months ended June 30, 2018. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2018

Class	Inception Date	Six Months	One Year	Five Years	Since Inception	Gross Expense Ratio[1]
Initial Class Shares	2/17/2012	–0.87%	17.46%	–2.20%	–3.94%	0.94%

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
S&P North American Natural Resources Sector Index[2]	5.29%	19.80%	1.74%	0.52%
S&P 500® Index[3]	2.65	14.37	13.42	13.85
Morningstar Natural Resources Category Average[4]	–0.89	15.40	3.59	–0.51

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	The S&P North American Natural Resources Sector Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The S&P North American Natural Resources Sector Index represents U.S. traded securities that are classified under the GICS® energy and materials sector excluding the chemicals industry and steel sub-industry. The natural resource sector includes mining, energy, paper and forest products, and plantation-owning companies. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The S&P 500® Index is the Portfolio’s secondary benchmark. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is
widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Morningstar Natural Resources Category Average is representative of funds that invest primarily on commodity-based industries such as energy, chemicals, minerals, and forest products in the United States or outside of the United States. Some portfolios invest across this spectrum to offer broad natural-resources exposure. Others concentrate heavily or even exclusively in specific industries. Portfolios that concentrate primarily in energy-related industries are part of the equity energy category. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP VanEck Global Hard Assets Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2018, to June 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2018, to June 30, 2018. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/18	Ending Account Value (Based on Actual Returns and Expenses) 6/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$991.30	$4.64	$1,020.10	$4.71	0.94%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP VanEck Global Hard Assets Portfolio

Country Composition as of June 30, 2018 (Unaudited)

United States	67.2%
Canada	19.0
Switzerland	5.7
United Kingdom	4.5
Brazil	1.9
Luxembourg	1.2
South Africa	0.6
Other Assets, Less Liabilities	(0.1)

100.0%

See Portfolio of Investments beginning on page 9 for specific holdings within these categories.

Top Ten Holdings as of June 30, 2018 (excluding short-term investment) (Unaudited)

1.	Diamondback Energy, Inc.

2.	EOG Resources, Inc.

3.	First Quantum Minerals, Ltd.

4.	Pioneer Natural Resources Co.

5.	Teck Resources, Ltd., Class B
6.	Glencore PLC

7.	Parsley Energy, Inc., Class A

8.	Newmont Mining Corp.

9.	Nutrien, Ltd.

10.	Agnico Eagle Mines, Ltd.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Charles T. Cameron and Shawn Reynolds of Van Eck Associates Corporation, the Portfolio’s Subadvisor.

How did MainStay VP VanEck Global Hard Assets Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2018?

For the six months ended June 30, 2018, MainStay VP VanEck Global Hard Assets Portfolio returned –0.87% for Initial Class shares. Over the same period, the Portfolio underperformed the 5.29% return of the S&P North American Natural Resources Sector Index,1 which is the Portfolio’s primary benchmark, and the 2.65% return of the S&P 500 Index,1 which is a secondary benchmark of the Portfolio. For the six months ended June 30, 2018, the Portfolio outperformed the –0.89% return of the Morningstar Natural Resources Category Average.2

What factors affected the Portfolio’s relative performance during the reporting period?

Among the factors that contributed to the Portfolio’s underperformance relative to the S&P North American Natural Resources Sector Index were an overweight position and underperformance in the oil & gas exploration & production subindustry, an underweight position and underperformance in the oil & gas refining & marketing subindustry and the Portfolio’s lack of any allocation to the integrated oil & gas subindustry. (Contributions take weightings and total returns into account.)

Which subindustries were the strongest positive contributors to the Portfolio’s relative performance, and which subindustries were particularly weak?

During the reporting period, the subindustries that made the strongest positive contributions to the Portfolio’s performance relative to the S&P North American Natural Resources Sector Index were copper, electrical components & equipment, and paper packaging (to which the Portfolio had no allocation).

The subindustries that made the weakest contributions to the Portfolio’s performance relative to the S&P North American Natural Resources Sector Index were oil & gas exploration & production, integrated oil & gas, and oil & gas refining & marketing.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

During the reporting period, the individual positions that made the strongest positive contributions to the Portfolio’s absolute performance were oil & gas exploration & production companies EOG Resources and CNX Resources and solar energy company Sunrun. EOG Resources benefited from having lower exposure than its peers to Permian Basin takeaway capacity bottlenecks.

CNX Resources benefited from a continuing return of free cash flow to shareholders through share buybacks. Sunrun benefited from strong operational execution and performance during the reporting period. The company also benefited from supportive long-term policy changes that were taking place in California.

The companies that made the weakest contributions to the Portfolio’s absolute performance during the reporting period were oil & gas drilling company Patterson-UTI Energy, oil & gas exploration & production company Cimarex Energy, and oil & gas equipment & services company ProPetro Holding. Each of these companies suffered from concerns about Permian Basin takeaway capacity bottlenecks and from subsequent concerns about reductions in drilling and oil field service activity.

Did the Portfolio make any significant purchases or sales during the reporting period?

The most significant purchases during the reporting period included new positions in steel company Vale and marine company Kirby Corporation.

The Portfolio’s most significant sales during the reporting period included an exit from its position in railroad company Union Pacific Corporation and a reduction in the Portfolio’s position in oil & gas exploration & production company Concho Resources.

How did the Portfolio’s subindustries weightings change during the reporting period?

During the reporting period, the Portfolio decreased its absolute and relative weightings in the oil & gas equipment & services and the railroads subindustries. Over the same period, the Portfolio increased its absolute and relative weightings in the steel and the oil & gas storage & transportation subindustries.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2018, the Portfolio had no allocation to the integrated oil & gas subindustry, making that subindustry a substantially underweight position relative to the S&P North American Natural Resources Sector Index. As of the same date, the Portfolio’s next-most-substantially underweight position was in the oil & gas storage & transportation subindustry. As of June 30, 2018, the Portfolio also had an underweight position in the oil & gas refining & marketing subindustry.

As of June 30, 2018, the Portfolio’s most-substantially overweight positions relative to the S&P North American Natural Resources Sector Index were in the diversified metals & mining, gold, and fertilizers & agricultural chemicals subindustries.

1.	See footnote on page 5 for more information on this index.
2.	See footnote on page 5 for more information on the Morningstar Natural Resources Category Average.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

8	MainStay VP VanEck Global Hard Assets Portfolio

Portfolio of Investments June 30, 2018 (Unaudited)

	Shares	Value
Common Stocks 99.0%†
Brazil 1.9%
Vale S.A., Sponsored ADR (Metals & Mining)	503,000	$6,448,460

Canada 19.0%
♦Agnico Eagle Mines, Ltd. (Metals & Mining)	221,293	10,142,354
Barrick Gold Corp. (Metals & Mining)	339,000	4,451,070
♦First Quantum Minerals, Ltd. (Metals & Mining)	1,056,300	15,563,482
Goldcorp, Inc. (Metals & Mining)	146,100	2,003,031
IAMGOLD Corp. (Metals & Mining) (a)	413,900	2,404,759
Kinross Gold Corp. (Metals & Mining) (a)	879,000	3,305,040
New Gold, Inc. (Metals & Mining) (a)	514,900	1,070,992
♦Nutrien, Ltd. (Chemicals)	195,889	10,652,444
♦Teck Resources, Ltd., Class B (Metals & Mining)	608,100	15,476,145

		65,069,317

Luxembourg 1.2%
Tenaris S.A., ADR (Energy Equipment & Services)	109,900	3,999,261

South Africa 0.6%
Petra Diamonds, Ltd. (Metals & Mining) (a)(b)	2,891,199	2,133,771

Switzerland 5.7%
♦Glencore PLC (Metals & Mining) (a)	3,196,630	15,155,806
Weatherford International PLC (Energy Equipment & Services) (a)	1,353,000	4,451,370

		19,607,176

United Kingdom 4.5%
KAZ Minerals PLC (Metals & Mining) (a)	339,400	3,747,873
Randgold Resources, Ltd., ADR (Metals & Mining)	54,500	4,201,405
Rio Tinto PLC, Sponsored ADR (Metals & Mining)	137,200	7,611,856

		15,561,134

United States 66.1%
Bunge, Ltd. (Food Products)	46,500	3,241,515
CF Industries Holdings, Inc. (Chemicals)	224,800	9,981,120
Cimarex Energy Co. (Oil, Gas & Consumable Fuels)	93,200	9,482,168
CNX Resources Corp. (Oil, Gas & Consumable Fuels) (a)	432,900	7,696,962
Concho Resources, Inc. (Oil, Gas & Consumable Fuels) (a)	70,200	9,712,170
♦Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)	125,700	16,538,349
♦EOG Resources, Inc. (Oil, Gas & Consumable Fuels)	125,700	15,640,851

	Shares	Value
United States (continued)
Golar LNG, Ltd. (Oil, Gas & Consumable Fuels)	258,200	$7,606,572
Green Plains, Inc. (Oil, Gas & Consumable Fuels)	266,300	4,873,290
Halliburton Co. (Energy Equipment & Services)	180,200	8,119,812
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (Mortgage Real Estate Investment Trusts)	86,400	1,706,400
Kirby Corp. (Marine) (a)	63,200	5,283,520
Laredo Petroleum, Inc. (Oil, Gas & Consumable Fuels) (a)	280,600	2,699,372
Louisiana-Pacific Corp. (Paper & Forest Products)	117,900	3,209,238
Nabors Industries, Ltd. (Energy Equipment & Services)	1,049,900	6,729,859
Newfield Exploration Co. (Oil, Gas & Consumable Fuels) (a)	273,700	8,279,425
♦Newmont Mining Corp. (Metals & Mining)	336,200	12,678,102
Ormat Technologies, Inc. (Independent Power & Renewable Electricity Producers)	26,600	1,414,854
♦Parsley Energy, Inc., Class A (Oil, Gas & Consumable Fuels) (a)	476,300	14,422,364
Patterson-UTI Energy, Inc. (Energy Equipment & Services)	453,100	8,155,800
PBF Energy, Inc., Class A (Oil, Gas & Consumable Fuels)	57,600	2,415,168
PDC Energy, Inc. (Oil, Gas & Consumable Fuels) (a)	148,400	8,970,780
♦Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)	82,000	15,517,680
ProPetro Holding Corp. (Energy Equipment & Services) (a)	357,000	5,597,760
RSP Permian, Inc. (Oil, Gas & Consumable Fuels) (a)	119,500	5,260,390
Schlumberger, Ltd. (Energy Equipment & Services)	90,500	6,066,215
Scorpio Tankers, Inc. (Oil, Gas & Consumable Fuels)	568,700	1,598,047
Steel Dynamics, Inc. (Metals & Mining)	151,400	6,956,830
Sunrun, Inc. (Electrical Equipment) (a)	208,200	2,737,830
Superior Energy Services, Inc. (Energy Equipment & Services) (a)	405,600	3,950,544
Tyson Foods, Inc., Class A (Food Products)	91,600	6,306,660
WPX Energy, Inc. (Oil, Gas & Consumable Fuels) (a)	206,500	3,723,195

		226,572,842

Total Common Stocks (Cost $310,161,253)		339,391,961

†	Percentages indicated are based on Fund net assets.
♦	Among the Portfolio's 10 largest holdings, as of June 30, 2018, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	9

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Short-Term Investment 1.1%
Repurchase Agreement 1.1%
United States 1.1%
Fixed Income Clearing Corp. 0.94%, dated 6/29/18 due 7/2/18 Proceeds at Maturity $3,947,651 (Collateralized by a Federal Home Loan Mortgage Corporation security with a rate of 1.25% and a maturity date of 10/2/19, with a Principal Amount of $4,075,000 and a Market Value of $4,026,320) (Capital Markets)	$3,947,342	$3,947,342

Total Short-Term Investment (Cost $3,947,342)		3,947,342

Total Investments (Cost $314,108,595)	100.1%	343,339,303
Other Assets, Less Liabilities	(0.1)	(362,140)
Net Assets	100.0%	$342,977,163
(a)	Non-income producing security.

(b)

All or a portion of this security was held on loan. As of June 30, 2018, the market value of securities loaned was $1,310,704 and the Portfolio received non-cash collateral in the amount of $1,394,893 (See Note 2(J)).

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks
Metals & Mining	$92,313,526	$21,037,450	$—	$113,350,976
All Other Industries	226,040,985	—	—	226,040,985

Total Common Stocks	318,354,511	21,037,450	—	339,391,961

Short-Term Investment
Repurchase Agreement	—	3,947,342	—	3,947,342

Total Investments in Securities	$318,354,511	$24,984,792	$—	$343,339,303

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of June 30, 2018, certain foreign equity securities with a market value of $23,888,370 transferred from Level 1 to Level 2 as the price of these securities were based on utilizing significant other observable inputs. As of December 31, 2017, the fair value obtained for these securities were based on utilizing quoted prices in active markets.

As of June 30, 2018, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

10	MainStay VP VanEck Global Hard Assets Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay VP VanEck Global Hard Assets Portfolio investments by industry.

Industry Diversification

	Value	Percent †
Capital Markets	$3,947,342	1.2%
Chemicals	20,633,564	6.0
Electrical Equipment	2,737,830	0.8
Energy Equipment & Services	47,070,621	13.7
Food Products	9,548,175	2.8
Independent Power & Renewable Electricity Producers	1,414,854	0.4
Marine	5,283,520	1.5
Metals & Mining	113,350,976	33.1
Mortgage Real Estate Investment Trusts	1,706,400	0.5
Oil, Gas & Consumable Fuels	134,436,783	39.2
Paper & Forest Products	3,209,238	0.9

	343,339,303	100.1
Other Assets, Less Liabilities	(362,140)	(0.1)

Net Assets	$342,977,163	100.0%

†	Percentages indicated are based on Portfolio net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Statement of Assets and Liabilities as of June 30, 2018 (Unaudited)

Assets
Investment in securities, at value (identified cost $314,108,595) including securities on loan of $1,310,704	$343,339,303
Cash	19,628
Receivables:
Dividends and interest	231,197
Fund shares sold	16,869
Securities lending income	1,572
Other assets	1,703

Total assets	343,610,272

Liabilities
Payables:
Fund shares redeemed	315,061
Manager (See Note 3)	252,816
Professional fees	28,010
Shareholder communication	25,384
Custodian	2,109
Trustees	508
Accrued expenses	9,221

Total liabilities	633,109

Net assets	$342,977,163

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$45,434
Additional paid-in capital	488,225,758

488,271,192
Undistributed net investment income	456,690
Accumulated net realized gain (loss) on investments and foreign currency transactions	(174,981,427)
Net unrealized appreciation (depreciation) on investments	29,230,708

Net assets	$342,977,163

Initial Class
Net assets applicable to outstanding shares	$342,977,163

Shares of beneficial interest outstanding	45,433,554

Net asset value per share outstanding	$7.55

12	MainStay VP VanEck Global Hard Assets Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2018 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$2,054,771
Interest	28,235
Securities lending	18,614
Other	38

Total income	2,101,658

Expenses
Manager (See Note 3)	1,582,679
Professional fees	33,219
Shareholder communication	33,005
Custodian	4,431
Trustees	3,788
Miscellaneous	12,596

Total expenses	1,669,718

Net investment income (loss)	431,940

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	4,566,751
Foreign currency transactions	(3,095)

Net realized gain (loss) on investments and foreign currency transactions	4,563,656

Net change in unrealized appreciation (depreciation) on investments	(8,019,146)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(3,455,490)

Net increase (decrease) in net assets resulting from operations	$(3,023,550)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $43,041.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statements of Changes in Net Assets

for the six months ended June 30, 2018 (Unaudited) and the year ended December 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$431,940	$(375,236)
Net realized gain (loss) on investments and foreign currency transactions	4,563,656	(17,663,898)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(8,019,146)	12,679,563

Net increase (decrease) in net assets resulting from operations	(3,023,550)	(5,359,571)

Capital share transactions:
Net proceeds from sale of shares	9,148,094	59,586,448
Cost of shares redeemed	(42,400,396)	(107,865,150)

Increase (decrease) in net assets derived from capital share transactions	(33,252,302)	(48,278,702)

Net increase (decrease) in net assets	(36,275,852)	(53,638,273)

Net Assets
Beginning of period	379,253,015	432,891,288

End of period	$342,977,163	$379,253,015

Undistributed net investment income at end of period	$456,690	$24,750

14	MainStay VP VanEck Global Hard Assets Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,
Initial Class	2018*		2017		2016		2015	2014	2013
Net asset value at beginning of period	$7.61		$7.67		$5.38		$8.06	$9.97	$9.08

Net investment income (loss)	0.01		(0.01)		(0.01)		0.04	0.04	0.05
Net realized and unrealized gain (loss) on investments	(0.07)		(0.05)		2.34		(2.69)	(1.91)	0.95
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00	)‡	(0.00	)‡	0.00 ‡	(0.00)‡	(0.00)‡

Total from investment operations	(0.06)		(0.06)		2.33		(2.65)	(1.87)	1.00

Less dividends:
From net investment income	—		—		(0.04)		(0.03)	(0.04)	(0.11)

Net asset value at end of period	$7.55		$7.61		$7.67		$5.38	$8.06	$9.97

Total investment return (a)	(0.79	%)(b)	(0.78	%)(b)	43.33%		(32.96%)	(18.81%)	10.96%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.24	% ††	(0.10%)		(0.12	%)(c)	0.57%	0.38%	0.46%
Net expenses	0.94	% ††	0.94%		0.93	% (d)	0.93%	0.93%	0.93%
Portfolio turnover rate	7%		17%		40%		21%	33%	31%
Net assets at end of period (in 000’s)	$342,977		$379,253		$432,891		$332,823	$466,515	$591,890

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(b)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been (0.13)%.
(d)	Without the custody fee reimbursement, net expenses would have been 0.94%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and Notes relate to the MainStay VP VanEck Global Hard Assets Portfolio (the “Portfolio”), a “non diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. Since the Portfolio has historically operated as a “diversified” portfolio, it will not operate as “non-diversified” without first obtaining shareholder approval.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers one class of shares. Initial Class shares commenced operations on February 17, 2012. Shares of the Portfolio are offered and are redeemed at a price equal to their net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares.

The Portfolio’s investment objective is to seek long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation

Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

16	MainStay VP VanEck Global Hard Assets Portfolio

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2018, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of June 30, 2018, there were no securities held by the Portfolio that were fair valued in such a manner.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of June 30, 2018, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

17

Notes to Financial Statements (Unaudited) (continued)

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, which are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(I)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

18	MainStay VP VanEck Global Hard Assets Portfolio

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. As of the six-month period ended June 30, 2018, the Portfolio had securities on loan with a value of $1,310,704 and had received non-cash collateral of $1,394,893. Income earned from securities lending activity is reflected in the Statement of Operations.

(K)  Foreign Securities Risk.  The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Van Eck Associates Corporation (“Van Eck” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Van Eck, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.89% up to $1 billion; and 0.88% in excess of $1 billion. During the six-month period ended June 30, 2018, the effective management fee rate was 0.89%.

During the six-month period ended June 30, 2018, New York Life Investments earned fees from the Portfolio in the amount of $1,582,679.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAV of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAV and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

19

Notes to Financial Statements (Unaudited) (continued)

Note 4–Federal Income Tax

As of June 30, 2018, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$321,958,623	$57,772,053	$(36,391,373)	$21,380,680

As of December 31, 2017, for federal income tax purposes, capital loss carryforwards of $171,695,055, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$13,434	$158,261

During the year ended December 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$ —	$ —

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2018, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2018, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2018, purchases and sales of securities, other than short-term securities, were $25,440 and $57,495, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2018 and the year ended December 31, 2017, were as follows:

Initial Class	Shares	Amount
Six-month period ended June 30, 2018:
Shares sold	1,221,927	$9,148,094
Shares redeemed	(5,592,582)	(42,400,396)

Net increase (decrease)	(4,370,655)	$(33,252,302)

Year ended December 31, 2017:
Shares sold	8,538,192	$59,586,448
Shares redeemed	(15,191,839)	(107,865,150)

Net increase (decrease)	(6,653,647)	$(48,278,702)

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2018, events and transactions subsequent to June 30, 2018, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

20	MainStay VP VanEck Global Hard Assets Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

21

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2018 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2018 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781648	MSVPVEG10-08/18 (NYLIAC) NI533

MainStay VP Allocation Portfolios

Message from the President and Semiannual Report

Unaudited  |  June 30, 2018

MainStay VP Conservative Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

MainStay VP Growth Allocation Portfolio

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

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Message from the President

The six months ended June 30, 2018, saw mixed performance among stocks and bonds. U.S. stocks generally advanced during the reporting period, while international and emerging-market stocks declined.

According to FTSE-Russell data on U.S. stocks, the strongest performance came from the smallest companies during the reporting period, with growth stocks outperforming value stocks at all capitalization levels. While growth stocks provided positive total returns at all capitalization levels, value stocks of midcap and larger companies provided negative returns.

Among U.S. fixed-income securities, shorter-term instruments generally advanced during the first half of 2018, while longer-term bonds on balance declined. Although convertible bonds, bank loans and high-yield corporate bonds generated positive returns during the reporting period, most mortgage-backed securities declined. International and emerging-market bonds also provided negative total returns during the reporting period.

Several factors influenced the stock and bond markets during the first half of 2018. Major tax reforms were signed into law in December 2017 and boosted stock performance early in the reporting period. As the year progressed, however, trade tensions between the U.S. and several of its trading partners led to sustained market volatility, which adversely affected stock prices despite robust corporate earnings and profits. An historic meeting between leaders of the United States and North Korea lifted stock prices briefly in June 2018. While crude oil prices remained volatile, they generally rose during the reporting period, which helped many energy stocks.

The Federal Open Market Committee raised the federal funds target range twice during the reporting period, which led to rising U.S. Treasury yields across the maturity spectrum. The greatest increase occurred among 3-year U.S. Treasury notes, with yield increases tapering off for longer-term U.S. Treasury securities. When interest-rates rise, bond prices tend to decline (and vice versa), which may account for the negative performance of several fixed-income sectors during the reporting period.

Through the ups and downs of the stock and bond markets, MainStay VP portfolio managers seek to pursue the objectives of their individual Portfolios using the investment strategies and processes outlined in the prospectus. As a MainStay VP shareholder, your investments are guided by the market experience and professional insight of our portfolio managers as they seek to deliver long-term returns within prospectus guidelines and manage the specific risks of their respective Portfolios.

Whatever direction the markets may take, MainStay encourages shareholders to maintain a long-term investment perspective. The reports that follow contain additional information on the market events, investment decisions and specific securities that shaped the performance of your MainStay VP Portfolio during the six months ended June 30, 2018. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

MainStay VP Conservative Allocation Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2018

Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	2/13/2006	–1.16%	4.34%	5.35%	6.04%	0.86%
Service Class Shares	2/13/2006	–1.26	4.10	5.09	5.77	1.11

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P 500® Index[3]	2.65%	14.37%	13.42%	10.17%
MSCI EAFE® Index[4]	–2.75	6.84	6.44	2.84
Bloomberg Barclays U.S. Aggregate Bond Index[5]	–1.62	–0.40	2.27	3.72
Conservative Allocation Composite Index[6]	–0.38	4.68	6.06	6.03
Morningstar Allocation—30% to 50% Equity Category Average[7]	–0.68	4.01	5.00	5.09

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	The S&P 500® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The MSCI EAFE® Index is the Portfolio’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate
Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Portfolio has selected the Conservative Allocation Composite Index as an additional benchmark. The Conservative Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 30%, 10% and 60%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The Morningstar Allocation—30% to 50% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 30% and 50%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Conservative Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2018, to June 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2018, to June 30, 2018. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/18	Ending Account Value (Based on Actual Returns and Expenses) 6/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$988.40	$0.10	$1,024.70	$0.10	0.02%

Service Class Shares	$1,000.00	$987.40	$1.33	$1,023.50	$1.35	0.27%

1

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolio/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Conservative Allocation Portfolio

Investment Objectives of Underlying Portfolios/Funds as of June 30, 2018 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Conservative Allocation Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2018?

For the six months ended June 30, 2018, MainStay VP Conservative Allocation Portfolio returned –1.16% for Initial Class shares and –1.26% for Service Class shares. Over the same period, both share classes underperformed the 2.65% return of the S&P 500® Index,2 which is the Portfolio’s primary benchmark, but outperformed the –2.75% return of the MSCI EAFE® Index,2 which is a secondary benchmark of the Portfolio. For the six months ended June 30, 2018, both share classes outperformed the –1.62% return of the Bloomberg Barclays U.S. Aggregate Bond Index2 but underperformed the –0.38% return of the Conservative Allocation Composite Index. These two indices are additional benchmarks of the Portfolio. Over the same period, both share classes underperformed the –0.68% return of the Morningstar Allocation—30% to 50% Equity Category Average.3

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in various instruments, including fixed-income securities and domestic or international stocks at various capitalization levels. The Portfolio’s primary benchmark, the S&P 500® Index, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Portfolio’s holdings in Underlying Portfolios/Funds that invest in international stocks and investment-grade bonds—largely accounted for the Portfolio’s underperformance of its primary benchmark during the reporting period because international stocks and investment-grade bonds in the aggregate tended to underperform U.S. large-cap stocks by a substantial margin during the reporting period. The Conservative Allocation Composite Index reflects a broader mix of asset classes than the S&P 500® Index and offers an alternative yardstick against which to measure the performance of the Portfolio.

When the Portfolio is compared to the Conservative Allocation Composite Index, one influential factor is often the net performance of the Underlying Portfolios/Funds relative to their respective benchmarks. During the reporting period, some Underlying Portfolios/Funds detracted from the Portfolio’s relative performance by this measure. Among them were MainStay VP Absolute Return Multi-Strategy Portfolio, MainStay MacKay International Opportunities Fund and MainStay VP Cushing Renaissance Advantage Portfolio.

Asset class policy had a small negative impact on the Portfolio’s returns during the reporting period. With an eye on synchronized global growth and valuations that we found relatively attractive, the Portfolio was positioned to heavily favor non-U.S. equities in developed and developing markets. Skirmishes over trade and a surge in the U.S. dollar rendered that positioning unhelpful, particularly among Underlying Portfolios/Funds that invested in emerging-market stocks. Some of those losses were recouped by the Portfolio’s overweight positions in U.S. small-cap equities and convertible bonds. Nevertheless, asset class policy overall detracted from the Portfolio’s performance during the reporting period.

How did you allocate the Portfolio’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Portfolios/Funds, such as capitalization, style biases, sector exposures, credit quality and duration.4 We also examined the attributes of the holdings of the Underlying Portfolios/Funds, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest the Portfolio’s assets in Underlying Portfolios/Funds that correspond well to our desired asset class exposures and appear to be positioned to benefit from the current economic environment. Our desired asset class exposures include attractively valued market segments that enjoy strong momentum.

The Portfolio began the reporting period with a moderate preference for equities. This positioning was encouraged by indicators of synchronized global growth and boosted by tax cuts. Following the sharp drop in stock prices in early February 2018, the Portfolio aggressively purchased Underlying Portfolios/Funds that invested in global equities—positions that the Portfolio has mostly retained. The remaining four months of the reporting period saw considerable volatility with little net change in market value. Restraining the bull market was a tightening in U.S. monetary policy, significant public and nonfinancial corporate leverage, debate over the need to more scrupulously regulate the technology industry, and widespread fear of looming trade conflicts. Supporting a further rise in stock prices were extraordinary fiscal benefits from tax cuts and expanded federal budgetary spending, healthy household finances (rising incomes, low debt service costs), and a boom in corporate

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 5 for more information on this index.
3.	See footnote on page 5 for more information on the Morningstar Allocation—30% to 50% Equity Category Average.
4.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

8	MainStay VP Conservative Allocation Portfolio

profits. While that tug of war continued through the reporting period, we believe that the bull market scenario could likely prevail as rapidly rising corporate profits could move stock prices higher.

Within equities, the Portfolio reflected a number of preferences. The most significant was an enduring preference for non-U.S. companies over U.S. companies. In our opinion, the U.S. market remained richly priced relative to the rest of the world. We also viewed the U.S. economic expansion as significantly more advanced than expansion in most other markets, which could limit potential growth. On the other hand, we believed that underutilized capacity and resources were more readily available outside the United States and that structural reforms in some countries pointed to an acceleration in their rate of economic expansion. The bias toward non-U.S. entities, particularly those in the developing world, weighed heavily on returns as the U.S. dollar strengthened and growth outside the United States was slower than we anticipated.

During the reporting period, we allocated assets disproportionately across the capitalization spectrum and by industry. The Portfolio’s preference for small companies over larger multinational companies persisted, as we believed that small-cap stocks were likely to benefit disproportionately from tax reform and industry deregulation while being shielded to a degree from potential trade frictions. This size preference contributed positively to the Portfolio’s performance. (Contributions take weightings and total returns into account.) During the reporting period, the Portfolio also shifted from favoring growth equities toward favoring value equities. This change was driven primarily by our concerns surrounding the technology industry—including potential litigation and regulation as well as hypercompetitive markets—and potential opportunities we had identified in energy and financials. Skewing the Portfolio toward Underlying Portfolios/Funds that invested in value stocks detracted moderately from the Portfolio’s performance during the reporting period because information technology continued to lead the market higher.

In the fixed-income portion of the Portfolio, we continued to back away from credit on concerns about the poor trade-off between risk and return. In our opinion, credit spreads5 looked too tight given the degree of leverage in the market and the trajectory of rate hikes on which the Federal Reserve has embarked. The Portfolio’s efforts to manage credit detracted marginally from performance during the reporting period.

How did the Portfolio’s allocations change over the course of the reporting period?

IQ Chaikin U.S. Large Cap ETF, a new Underlying Portfolio/Fund offering as of December 2017, follows a multi-factor process that currently reflects a bit of a value bias. The equity portion of the Portfolio is now using this vehicle as a source of liquidity, displacing MainStay VP MacKay S&P 500 Index Portfolio in that role. During the reporting period, IQ Chaikin U.S. Large Cap ETF saw the largest increase in position size of any Portfolio holding.

MainStay VP Indexed Bond Portfolio saw a modest increase in position size as the Portfolio began to shift toward higher-credit-quality instruments. The increase was primarily funded from sales of MainStay VP Bond Portfolio. Another aspect of our shift away from corporate credit risk was the migration of assets out of MainStay VP MacKay High Yield Corporate Bond Portfolio and MainStay VP Floating Rate Bond Portfolio into MainStay MacKay High Yield Municipal Bond Fund.

In the equity portion of the Portfolio, the Portfolio enlarged its position in IQ 50 Percent Hedged FTSE International ETF as Portfolio assets were shifted into equities through the market pullback in early February 2018, drawing from Underlying Portfolios/Funds that invest in cash or cash equivalents and bonds. The Portfolio also increased its allocation to IQ Chaikin U.S. Small Cap ETF, a position that was initially added to the Portfolio in 2017. The Portfolio also increased its position in MainStay VP Epoch U.S. Equity Yield Portfolio as we became less averse to high-dividend, yield-sensitive stocks in the wake of rising bond yields.

During the reporting period, the Portfolio reduced its position in IQ 50 Percent Hedged FTSE Europe ETF and MainStay VP Emerging Markets Equity Portfolio. In the case of Europe, we were concerned about the fiscal plans of the new government in Italy, political instability generally and ongoing challenges related to Brexit (i.e., the United Kingdom’s planned departure from the European Union). The Portfolio reduced its exposure to emerging-market equities because of concerns over a strengthening U.S. dollar and the potential impact of trade friction on export-oriented economies.

Which Underlying Equity Portfolios/Funds had the highest total returns during the reporting period, and which Underlying Equity Portfolios/Funds had the lowest total returns?

Of the Underlying Equity Portfolios/Funds held for the full reporting period, the highest returns came from MainStay VP Large Cap Growth Portfolio, as big technology names drove the

5.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.

9

market higher, and from MainStay VP MacKay Small Cap Core Portfolio. At the other end of the spectrum, MainStay MacKay International Opportunities Fund and MainStay VP Emerging Markets Equity Portfolio both generated consequential losses.

Which Underlying Equity Portfolios/Funds made the strongest positive contributions to the Portfolio’s overall performance, and which Underlying Equity Portfolios/Funds were the greatest detractors?

Among the Underlying Equity Portfolios/Funds that made the most-significant contributions to the Portfolio’s performance during the reporting period were MainStay VP Large Cap Growth Portfolio and MainStay VP MacKay Small Cap Core Portfolio. Over the same period, MainStay VP Emerging Markets Equity Portfolio and MainStay MacKay International Opportunities Fund were among the Portfolio’s most substantial detractors.

What factors and risks affected the Portfolio’s Underlying Fixed-Income Portfolio/Fund investments during the reporting period?

A number of factors contributed to upward pressure on bond yields during the reporting period, with monetary policy topping the list. The Federal Reserve gradually withdrew policy accommodation by allowing its balance sheet to shrink at an accelerating rate and by gradually increasing the federal funds target range. Increased deficit spending by the government and tightening labor markets also played a part. Even so, solid economic fundamentals and healthy corporate earnings tended to offset concerns over trade skirmishes and use of leverage, allowing credit spreads to hold at relatively low levels.

During the reporting period, which fixed-income market segments were the strongest positive contributors to the Portfolio’s performance and which segments were particularly weak?

During the reporting period, convertible bonds once again fared best. Because bank loans are at least partly shielded from the rise in short-term interest rates, they also performed reasonably well. In contrast, long-duration, high-quality bonds tended to generate negative returns during the reporting period.

Which Underlying Fixed-Income Portfolios/Funds made the strongest positive contributions to the Portfolio’s performance, and which Underlying Fixed-Income Portfolios/Funds were the greatest detractors?

MainStay VP MacKay Convertible Portfolio made the largest positive contribution to the performance of the fixed-income portion of the Portfolio during the reporting period, followed closely by MainStay VP Floating Rate Portfolio. Over the same period, MainStay VP Indexed Bond Portfolio and MainStay VP Bond Portfolio detracted from the performance of the fixed-income portion of the Portfolio.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

10	MainStay VP Conservative Allocation Portfolio

Portfolio of Investments June 30, 2018 (Unaudited)

	Shares	Value
Affiliated Investment Companies 99.1%†
Equity Funds 49.8%
IQ 50 Percent Hedged FTSE International ETF (a)	2,244,801	$46,938,789
IQ Chaikin U.S. Large Cap ETF (a)	1,367,230	33,784,253
IQ Chaikin U.S. Small Cap ETF	486,671	13,923,657
IQ Global Resources ETF (b)	363,302	10,045,300
MainStay Cushing MLP Premier Fund Class I	489,917	5,820,216
MainStay Epoch Capital Growth Fund Class I (a)(b)	610,519	7,912,324
MainStay Epoch Global Choice Fund Class I (a)	810,606	17,306,433
MainStay Epoch International Choice Fund Class I	453,149	15,842,080
MainStay Epoch U.S. All Cap Fund Class R6 (a)(b)	399,522	11,318,468
MainStay Epoch U.S. Equity Yield Fund Class R6	62,056	982,963
MainStay MacKay International Opportunities Fund Class I	2,244,609	19,483,203
MainStay MacKay U.S. Equity Opportunities Fund Class I	1,449,467	14,451,183
MainStay MAP Equity Fund Class I	292,641	12,469,441
MainStay VP Absolute Return Multi-Strategy Portfolio Initial Class (a)	4,280,204	36,512,169
MainStay VP Cushing Renaissance Advantage Portfolio Initial Class (a)	1,412,428	14,085,638
MainStay VP Eagle Small Cap Growth Portfolio Initial Class	743,269	11,314,690
MainStay VP Emerging Markets Equity Portfolio Initial Class (a)	3,578,249	33,469,982
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class	872,433	13,784,281
MainStay VP Epoch U.S. Small Cap Portfolio Initial Class (a)	1,193,707	15,896,219
MainStay VP Large Cap Growth Portfolio Initial Class	350,392	9,545,269
MainStay VP MacKay Growth Portfolio Initial Class	252,395	8,369,929
MainStay VP MacKay Mid Cap Core Portfolio Initial Class	1,440,880	22,893,564
MainStay VP MacKay S&P 500 Index Portfolio Initial Class	66,084	3,525,962
MainStay VP MacKay Small Cap Core Portfolio Initial Class (a)	1,046,956	14,923,744
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	1,238,959	17,381,283

Total Equity Funds (Cost $383,413,632)		411,981,040

	Shares	Value
Fixed Income Funds 49.3%
IQ Enhanced Core Plus Bond U.S. ETF (a)	2,014,336	$38,433,531
IQ S&P High Yield Low Volatility Bond ETF (a)	373,770	8,981,693
MainStay MacKay High Yield Municipal Bond Fund Class I	867,838	10,908,726
MainStay MacKay Short Duration High Yield Fund Class I	1,718,976	16,880,346
MainStay MacKay Short Term Municipal Fund Class I	116,218	1,109,883
MainStay MacKay Total Return Bond Fund Class R6	610	6,262
MainStay VP Bond Portfolio Initial Class (a)	5,904,956	82,712,490
MainStay VP Floating Rate Portfolio Initial Class (a)	4,382,339	39,609,289
MainStay VP Indexed Bond Portfolio Initial Class (a)	15,879,526	156,386,300
MainStay VP MacKay Convertible Portfolio Initial Class	601,663	8,323,814
MainStay VP MacKay High Yield Corporate Bond Portfolio Initial Class	1,344,949	13,502,631
MainStay VP MacKay Unconstrained Bond Portfolio Initial Class (a)	2,308,435	22,683,925
MainStay VP PIMCO Real Return Portfolio Initial Class (a)	895,902	7,620,786

Total Fixed Income Funds (Cost $413,864,490)		407,159,676

Total Affiliated Investment Companies (Cost $797,278,122)		819,140,716

	Principal Amount
Short-Term Investment 0.9%
Repurchase Agreement 0.9%
Fixed Income Clearing Corp. 0.94%, dated 6/29/18 due 7/2/18 Proceeds at Maturity $7,239,355 (Collateralized by a Federal Home Loan Mortgage Corp. note with a rate of 1.25% and a maturity date of 10/2/19, with a Principal Amount of $7,475,000 and a Market Value of $7,385,704)	$7,238,788	7,238,788

Total Short-Term Investment (Cost $7,238,788)		7,238,788

Total Investments (Cost $804,516,910)	100.0%	826,379,504
Other Assets, Less Liabilities	0.0 ‡	127,659
Net Assets	100.0%	$826,507,163

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.

(a)	The Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class.
(b)	Non-income producing Underlying Portfolio/Fund.

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

MLP—Master limited partnership

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$411,981,040	$—	$—	$411,981,040
Fixed Income Funds	407,159,676	—	—	407,159,676
Short-Term Investment
Repurchase Agreement	—	7,238,788	—	7,238,788

Total Investments in Securities	$819,140,716	$7,238,788	$—	$826,379,504

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2018, the Portfolio did not have any transfers among levels. (See Note 2)

As of June 30, 2018, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay VP Conservative Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2018 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $797,278,122)	819,140,716
Repurchase agreements, at value (identified cost $7,238,788)	7,238,788
Receivables:
Fund shares sold	2,158,335
Investment securities sold	524,504
Dividends and Interest	378
Other assets	3,869

Total assets	829,066,590

Liabilities
Payables:
Investment securities purchased	1,669,566
Fund shares redeemed	665,926
NYLIFE Distributors (See Note 3)	168,961
Shareholder communication	26,238
Professional fees	20,845
Custodian	2,761
Trustees	1,286
Accrued expenses	3,844

Total liabilities	2,559,427

Net assets	$826,507,163

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$71,715
Additional paid-in capital	803,019,335

803,091,050
Undistributed net investment income	20,398,990
Accumulated net realized gain (loss) on investments	(18,845,471)
Net unrealized appreciation (depreciation) on investments	21,862,594

Net assets	$826,507,163

Initial Class
Net assets applicable to outstanding shares	$15,189,607

Shares of beneficial interest outstanding	1,302,680

Net asset value per share outstanding	$11.66

Service Class
Net assets applicable to outstanding shares	$811,317,556

Shares of beneficial interest outstanding	70,412,338

Net asset value per share outstanding	$11.52

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the six months ended June 30, 2018 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$4,167,794
Interest	22,171
Other	90

Total income	4,190,055

Expenses
Distribution/Service—Service Class (See Note 3)	1,043,645
Shareholder communication	38,641
Professional fees	36,528
Trustees	9,427
Custodian	3,508
Miscellaneous	13,945

Total expenses	1,145,694

Net investment income (loss)	3,044,361

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments and investments from affiliated investment companies	10,300,574
Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	(23,969,026)

Net realized and unrealized gain (loss) on investments	(13,668,452)

Net increase (decrease) in net assets resulting from operations	$(10,624,091)

14	MainStay VP Conservative Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2018 (Unaudited) and the year ended December 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,044,361	$14,493,599
Net realized gain (loss) on investments and investments from affiliated investment companies	10,300,574	24,600,438
Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	(23,969,026)	48,311,571

Net increase (decrease) in net assets resulting from operations	(10,624,091)	87,405,608

Dividends to shareholders:
From net investment income:
Initial Class	—	(346,180)
Service Class	—	(15,678,030)

Total dividends to shareholders	—	(16,024,210)

Capital share transactions:
Net proceeds from sale of shares	37,060,902	77,955,521
Net asset value of shares issued to shareholders in reinvestment of dividends	—	16,024,210
Cost of shares redeemed	(82,283,819)	(149,729,776)

Increase (decrease) in net assets derived from capital share transactions	(45,222,917)	(55,750,045)

Net increase (decrease) in net assets	(55,847,008)	15,631,353

Net Assets

Beginning of period	882,354,171	866,722,818

End of period	$826,507,163	$882,354,171

Undistributed net investment income at end of period	$20,398,990	$17,354,629

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,
Initial Class	2018*		2017	2016	2015	2014	2013
Net asset value at beginning of period	$11.80		$10.87	$10.71	$11.85	$12.47	$11.62

Net investment income (loss) (a)	0.06		0.22	0.22	0.24	0.25	0.24
Net realized and unrealized gain (loss) on investments	(0.20)		0.95	0.46	(0.41)	0.28	1.24

Total from investment operations	(0.14)		1.17	0.68	(0.17)	0.53	1.48

Less dividends and distributions:
From net investment income	—		(0.24)	(0.29)	(0.28)	(0.32)	(0.31)
From net realized gain on investments	—		—	(0.23)	(0.69)	(0.83)	(0.32)

Total dividends and distributions	—		(0.24)	(0.52)	(0.97)	(1.15)	(0.63)

Net asset value at end of period	$11.66		$11.80	$10.87	$10.71	$11.85	$12.47

Total investment return (b)	(1.19	%)(c)	10.80%	6.36%	(1.41%)	4.29%	13.03%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.96	%††	1.89%	2.02%	2.01%	1.99%	1.96%
Net expenses (d)	0.02	%††	0.02%	0.03%	0.03%	0.03%	0.03%
Portfolio turnover rate	23%		44%	44%	40%	47%	56%
Net assets at end of period (in 000’s)	$15,190		$16,481	$16,599	$16,171	$15,669	$14,971

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended June 30,		Year ended December 31,
Service Class	2018*		2017	2016	2015	2014	2013
Net asset value at beginning of period	$11.67		$10.75	$10.60	$11.73	$12.37	$11.54

Net investment income (loss) (a)	0.04		0.19	0.19	0.21	0.22	0.21
Net realized and unrealized gain (loss) on investments	(0.19)		0.94	0.45	(0.40)	0.26	1.23

Total from investment operations	(0.15)		1.13	0.64	(0.19)	0.48	1.44

Less dividends and distributions:
From net investment income	—		(0.21)	(0.26)	(0.25)	(0.29)	(0.29)
From net realized gain on investments	—		—	(0.23)	(0.69)	(0.83)	(0.32)

Total dividends and distributions	—		(0.21)	(0.49)	(0.94)	(1.12)	(0.61)

Net asset value at end of period	$11.52		$11.67	$10.75	$10.60	$11.73	$12.37

Total investment return (b)	(1.29	%)(c)	10.52%	6.10%	(1.65%)	4.03%	12.75%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.71	%††	1.66%	1.74%	1.84%	1.78%	1.73%
Net expenses (d)	0.27	%††	0.27%	0.28%	0.28%	0.28%	0.28%
Portfolio turnover rate	23%		44%	44%	40%	47%	56%
Net assets at end of period (in 000’s)	$811,318		$865,873	$850,124	$900,093	$896,381	$838,989

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

16	MainStay VP Conservative Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Moderate Allocation Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2018

Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	2/13/2006	–0.86%	6.68%	6.84%	6.58%	0.95%
Service Class Shares	2/13/2006	–0.98	6.41	6.57	6.32	1.20

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P 500® Index[3]	2.65%	14.37%	13.42%	10.17%
MSCI EAFE® Index[4]	–2.75	6.84	6.44	2.84
Bloomberg Barclays U.S. Aggregate Bond Index[5]	–1.62	–0.40	2.27	3.72
Moderate Allocation Composite Index[6]	0.20	7.25	7.94	6.96
Morningstar Allocation—50% to 70% Equity Category Average[7]	–0.11	6.58	6.85	6.27

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	The S&P 500® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The MSCI EAFE® Index is the Portfolio’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate
Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Portfolio has selected the Moderate Allocation Composite Index as an additional benchmark. The Moderate Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 45%, 15% and 40%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The Morningstar Allocation—50% to 70% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 50% and 70%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

17

Cost in Dollars of a $1,000 Investment in MainStay VP Moderate Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2018, to June 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2018, to June 30, 2018. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/18	Ending Account Value (Based on Actual Returns and Expenses) 6/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$991.40	$0.10	$1,024.70	$0.10	0.02%

Service Class Shares	$1,000.00	$990.20	$1.33	$1,023.50	$1.35	0.27%

1

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolio/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

18	MainStay VP Moderate Allocation Portfolio

Investment Objectives of Underlying Portfolios/Funds as of June 30, 2018 (Unaudited)

See Portfolio of Investments beginning on page 23 for specific holdings within these categories.

‡Less	than one-tenth of a percent.

19

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Moderate Allocation Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2018?

For the six months ended June 30, 2018, MainStay VP Moderate Allocation Portfolio returned –0.86% for Initial Class shares and –0.98% for Service Class shares. Over the same period, both share classes underperformed the 2.65% return of the S&P 500® Index,2 which is the Portfolio’s primary benchmark, but outperformed the –2.75% return of the MSCI EAFE® Index,2 which is a secondary benchmark of the Portfolio. For the six months ended June 30, 2018, both share classes outperformed the –1.62% return of the Bloomberg Barclays U.S. Aggregate Bond Index2 but underperformed the 0.20% return of the Moderate Allocation Composite Index. 2 These two indices are additional benchmarks of the Portfolio. Over the same period, both share classes underperformed the –0.11% return of the Morningstar Allocation—50% to 70% Equity Category Average.3

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in various instruments, including fixed-income securities and domestic or international stocks at various capitalization levels. The Portfolio’s primary benchmark, the S&P 500® Index, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Portfolio’s holdings in Underlying Portfolios/Funds that invest in international stocks and investment-grade bonds—largely accounted for the Portfolio’s underperformance of its primary benchmark during the reporting period because international stocks and investment-grade bonds in the aggregate tended to underperform U.S. large-cap stocks by a substantial margin during the reporting period. The Moderate Allocation Composite Index reflects a broader mix of asset classes than the S&P 500® Index and offers an alternative yardstick against which to measure the performance of the Portfolio.

When the Portfolio is compared to the Moderate Allocation Composite Index, one influential factor is often the net performance of the Underlying Portfolios/Funds relative to their respective benchmarks. During the reporting period, some Underlying Portfolios/Funds detracted from the Portfolio’s rela-

tive performance by this measure. Among them were MainStay VP Absolute Return Multi-Strategy Portfolio, MainStay MacKay International Opportunities Fund and MainStay VP Cushing Renaissance Advantage Portfolio.

Asset class policy had a small negative impact on the Portfolio’s returns during the reporting period. With an eye on synchronized global growth and valuations that we found relatively attractive, the Portfolio was positioned to heavily favor non-U.S. equities in developed and developing markets. Skirmishes over trade and a surge in the U.S. dollar rendered that positioning unhelpful, particularly among Underlying Portfolios/Funds that invested in emerging-market stocks. Some of those losses were recouped by the Portfolio’s overweight positions in U.S. small-cap equities and convertible bonds. Nevertheless, asset class policy overall detracted from the Portfolio’s performance during the reporting period.

How did you allocate the Portfolio’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Portfolios/Funds, such as capitalization, style biases, sector exposures, credit quality and duration.4 We also examined the attributes of the holdings of the Underlying Portfolios/Funds, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest the Portfolio’s assets in Underlying Portfolios/Funds that correspond well to our desired asset class exposures and appear to be positioned to benefit from the current economic environment. Our desired asset class exposures include attractively valued market segments that enjoy strong momentum.

The Portfolio began the reporting period with a moderate preference for equities. This positioning was encouraged by indicators of synchronized global growth and boosted by tax cuts. Following the sharp drop in stock prices in early February 2018, the Portfolio aggressively purchased Underlying Portfolios/Funds that invested in global equities—positions that the Portfolio has mostly retained. The remaining four months of the reporting period saw considerable volatility with little net change in market value. Restraining the bull market was a tightening in U.S. monetary policy, significant public and nonfinancial corporate leverage, debate over the need to more scrupulously regulate the technology industry, and widespread fear of looming trade conflicts. Supporting a further rise in stock prices were extraordinary fiscal benefits from tax cuts and expanded federal budgetary spending, healthy household finances (rising incomes, low debt service costs), and a boom in corporate

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 17 for more information on this index.
3.	See footnote on page 17 for more information on the Morningstar Allocation—50% to 70% Equity Category Average.
4.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

20	MainStay VP Moderate Allocation Portfolio

profits. While that tug of war continued through the reporting period, we believe that the bull market scenario could likely prevail as rapidly rising corporate profits could move stock prices higher.

Within equities, the Portfolio reflected a number of preferences. The most significant was an enduring preference for non-U.S. companies over U.S. companies. In our opinion, the U.S. market remained richly priced relative to the rest of the world. We also viewed the U.S. economic expansion as significantly more advanced than expansion in most other markets, which could limit potential growth. On the other hand, we believed that underutilized capacity and resources were more readily available outside the United States and that structural reforms in some countries pointed to an acceleration in their rate of economic expansion. The bias toward non-U.S. entities, particularly those in the developing world, weighed heavily on returns as the U.S. dollar strengthened and growth outside the United States was slower than we anticipated.

During the reporting period, we allocated assets disproportionately across the capitalization spectrum and by industry. The Portfolio’s preference for small companies over larger multinational companies persisted, as we believed that small-cap stocks were likely to benefit disproportionately from tax reform and industry deregulation while being shielded to a degree from potential trade frictions. This size preference contributed positively to the Portfolio’s performance. (Contributions take weightings and total returns into account.) During the reporting period, the Portfolio also shifted from favoring growth equities toward favoring value equities. This change was driven primarily by our concerns surrounding the technology industry—including potential litigation and regulation as well as hypercompetitive markets—and potential opportunities we had identified in energy and financials. Skewing the Portfolio toward Underlying Portfolios/Funds that invested in value stocks detracted moderately from the Portfolio’s performance during the reporting period because information technology continued to lead the market higher.

In the fixed-income portion of the Portfolio, we continued to back away from credit on concerns about the poor trade-off between risk and return. In our opinion, credit spreads5 looked too tight given the degree of leverage in the market and the trajectory of rate hikes on which the Federal Reserve has embarked. The Portfolio’s efforts to manage credit detracted marginally from performance during the reporting period.

How did the Portfolio’s allocations change over the course of the reporting period?

IQ Chaikin U.S. Large Cap ETF, a new Underlying Portfolio/Fund offering as of December 2017, follows a multi-factor process that currently reflects a bit of a value bias. The equity portion of the Portfolio is now using this vehicle as a source of liquidity, displacing MainStay VP MacKay S&P 500 Index Portfolio in that role. During the reporting period, IQ Chaikin U.S. Large Cap ETF saw the largest increase in position size of any Portfolio holding.

MainStay VP Indexed Bond Portfolio saw a modest increase in position size as the Portfolio began to shift toward higher-credit-quality instruments. The increase was primarily funded from sales of MainStay VP Bond Portfolio. Another aspect of our shift away from corporate credit risk was the migration of assets out of MainStay VP MacKay High Yield Corporate Bond Portfolio and MainStay VP Floating Rate Bond Portfolio into MainStay MacKay High Yield Municipal Bond Fund.

In the equity portion of the Portfolio, the Portfolio enlarged its position in IQ 50 Percent Hedged FTSE International ETF as Portfolio assets were shifted into equities through the market pullback in early February 2018, drawing from Underlying Portfolios/Funds that invest in cash or cash equivalents and bonds. The Portfolio also increased its allocation to IQ Chaikin U.S. Small Cap ETF, a position that was initially added to the Portfolio in 2017. The Portfolio also increased its position in MainStay VP Epoch U.S. Equity Yield Portfolio as we became less averse to high-dividend, yield-sensitive stocks in the wake of rising bond yields.

During the reporting period, the Portfolio reduced its position in IQ 50 Percent Hedged FTSE Europe ETF and MainStay VP Emerging Markets Equity Portfolio. In the case of Europe, we were concerned about the fiscal plans of the new government in Italy, political instability generally and ongoing challenges related to Brexit (i.e., the United Kingdom’s planned departure from the European Union). The Portfolio reduced its exposure to emerging-market equities because of concerns over a strengthening U.S. dollar and the potential impact of trade friction on export-oriented economies.

Which Underlying Equity Portfolios/Funds had the highest total returns during the reporting period, and which Underlying Equity Portfolios/Funds had the lowest total returns?

Of the Underlying Equity Portfolios/Funds held for the full reporting period, the highest returns came from MainStay VP Large Cap Growth Portfolio, as big technology names drove the market higher, and from MainStay VP MacKay Small Cap Core Portfolio. At the other end of the spectrum, MainStay MacKay International Opportunities Fund and MainStay VP Emerging Markets Equity Portfolio both generated consequential losses.

5.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.

21

Which Underlying Equity Portfolios/Funds made the strongest positive contributions to the Portfolio’s overall performance, and which Underlying Equity Portfolios/Funds were the greatest detractors?

Among the Underlying Equity Portfolios/Funds that made the most-significant contributions to the Portfolio’s performance during the reporting period were MainStay VP Large Cap Growth Portfolio and MainStay Epoch U.S. All Cap Fund. Over the same period, MainStay VP Emerging Markets Equity Portfolio and MainStay MacKay International Opportunities Fund were among the Portfolio’s most substantial detractors.

What factors and risks affected the Portfolio’s Underlying Fixed-Income Portfolio/Fund investments during the reporting period?

A number of factors contributed to upward pressure on bond yields during the reporting period, with monetary policy topping the list. The Federal Reserve gradually withdrew policy accommodation by allowing its balance sheet to shrink at an accelerating rate and by gradually increasing the federal funds target range. Increased deficit spending by the government and tightening labor markets also played a part. Even so, solid economic fundamentals and healthy corporate earnings tended to offset concerns over trade skirmishes and use of leverage, allowing credit spreads to hold at relatively low levels.

During the reporting period, which fixed-income market segments were the strongest positive contributors to the Portfolio’s performance and which segments were particularly weak?

During the reporting period, convertible bonds once again fared best. Because bank loans are at least partly shielded from the rise in short-term interest rates, they also performed reasonably well. In contrast, long-duration, high-quality bonds tended to generate negative returns during the reporting period.

Which Underlying Fixed-Income Portfolios/Funds made the strongest positive contributions to the Portfolio’s performance, and which Underlying Fixed-Income Portfolios/Funds were the greatest detractors?

MainStay VP MacKay Convertible Portfolio made the largest positive contribution to the performance of the fixed-income portion of the Portfolio during the reporting period, followed by MainStay VP Floating Rate Portfolio. Over the same period, MainStay VP Bond Portfolio and IQ Enhanced Core Plus Bond U.S. ETF detracted from the performance of the fixed-income portion of the Portfolio.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

22	MainStay VP Moderate Allocation Portfolio

Portfolio of Investments June 30, 2018 (Unaudited)

	Shares	Value
Affiliated Investment Companies 98.9%†
Equity Funds 68.2%
IQ 50 Percent Hedged FTSE International ETF (a)	3,507,752	$73,347,094
IQ Chaikin U.S. Large Cap ETF (a)	2,253,429	55,682,231
IQ Chaikin U.S. Small Cap ETF	680,093	19,457,461
IQ Global Resources ETF (a)(b)	836,472	23,128,451
MainStay Cushing MLP Premier Fund Class I	738,006	8,767,514
MainStay Epoch Capital Growth Fund Class I (a)(b)	909,630	11,788,801
MainStay Epoch Global Choice Fund Class I (a)	1,361,184	29,061,283
MainStay Epoch International Choice Fund Class I (a)	1,321,660	46,205,243
MainStay Epoch U.S. All Cap Fund Class R6 (a)(b)	1,544,797	43,764,097
MainStay Epoch U.S. Equity Yield Fund Class R6	187,256	2,966,142
MainStay MacKay International Opportunities Fund Class I (a)	6,217,981	53,972,074
MainStay MacKay U.S. Equity Opportunities Fund Class I (a)	5,146,421	51,309,819
MainStay MAP Equity Fund Class I (a)	1,134,374	48,335,694
MainStay VP Absolute Return Multi-Strategy Portfolio Initial Class (a)	4,164,881	35,528,411
MainStay VP Cushing Renaissance Advantage Portfolio Initial Class (a)	2,602,995	25,958,731
MainStay VP Eagle Small Cap Growth Portfolio Initial Class (a)	1,043,862	15,890,578
MainStay VP Emerging Markets Equity Portfolio Initial Class (a)	7,089,832	66,316,386
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class (a)	2,658,058	41,996,819
MainStay VP Epoch U.S. Small Cap Portfolio Initial Class (a)	2,279,850	30,360,049
MainStay VP Large Cap Growth Portfolio Initial Class (a)	1,404,192	38,252,554
MainStay VP MacKay Growth Portfolio Initial Class	714,416	23,691,524
MainStay VP MacKay International Equity Portfolio Initial Class	166,948	2,984,047
MainStay VP MacKay Mid Cap Core Portfolio Initial Class (a)	3,276,008	52,051,161
MainStay VP MacKay S&P 500 Index Portfolio Initial Class	71,518	3,815,903
MainStay VP MacKay Small Cap Core Portfolio Initial Class (a)	1,472,876	20,994,984
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class (a)	4,169,281	58,490,611

Total Equity Fund s (Cost $821,674,012)		884,117,662

	Shares	Value
Fixed Income Funds 30.7%
IQ Enhanced Core Bond U.S. ETF (a)	210,192	$3,926,113
IQ Enhanced Core Plus Bond U.S. ETF (a)	2,641,734	50,404,285
IQ S&P High Yield Low Volatility Bond ETF (a)	196,058	4,711,274
MainStay MacKay High Yield Municipal Bond Fund Class I	1,368,386	17,200,612
MainStay MacKay Short Duration High Yield Fund Class I	2,716,967	26,680,613
MainStay MacKay Short Term Municipal Fund Class I	149,720	1,429,827
MainStay MacKay Total Return Bond Fund Class R6	133,471	1,369,411
MainStay VP Bond Portfolio Initial Class (a)	11,350,925	158,995,795
MainStay VP Floating Rate Portfolio Initial Class (a)	3,911,814	35,356,505
MainStay VP Indexed Bond Portfolio Initial Class (a)	3,191,588	31,431,712
MainStay VP MacKay Convertible Portfolio Initial Class (a)	1,107,997	15,328,785
MainStay VP MacKay High Yield Corporate Bond Portfolio Initial Class	613,346	6,157,693
MainStay VP MacKay Unconstrained Bond Portfolio Initial Class (a)	3,597,296	35,348,963
MainStay VP PIMCO Real Return Portfolio Initial Class (a)	1,216,619	10,348,895

Total Fixed Income Funds (Cost $407,523,461)		398,690,483

Total Affiliated Investment Companies (Cost $1,229,197,473)		1,282,808,145

	Principal Amount
Short-Term Investment 1.1%
Repurchase Agreement 1.1%
Fixed Income Clearing Corp. 0.94%, dated 6/29/18 due 7/2/18 Proceeds at Maturity $14,032,899 (Collateralized by a United States Treasury Note with a rate of 3.125% and a maturity date of 5/15/19, with a Principal Amount of $14,165,000 and a Market Value of $14,314,002)	$14,031,800	14,031,800

Total Short-Term Investment (Cost $14,031,800)		14,031,800

Total Investments (Cost $1,243,229,273)	100.0%	1,296,839,945
Other Assets, Less Liabilities	(0.0)‡	(278,064)
Net Assets	100.0%	$1,296,561,881

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	The Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class.
(b)	Non-income producing Underlying Portfolio/Fund.

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

MLP—Master limited partnership

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$884,117,662	$—	$—	$884,117,662
Fixed Income Funds	398,690,483	—	—	398,690,483
Short-Term Investment
Repurchase Agreement	—	14,031,800	—	14,031,800

Total Investments in Securities	$1,282,808,145	$14,031,800	$—	$1,296,839,945

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2018, the Portfolio did not have any transfers among levels. (See Note 2)

As of June 30, 2018, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

24	MainStay VP Moderate Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2018 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $1,229,197,473)	$1,282,808,145
Repurchase agreements, at value (identified cost $14,031,800)	14,031,800
Receivables:
Fund shares sold	2,071,327
Investment securities sold	969,387
Dividends and Interest	23,700
Other assets	5,893

Total assets	1,299,910,252

Liabilities
Due to custodian	22,967
Payables:
Investment securities purchased	2,627,361
Fund shares redeemed	368,587
NYLIFE Distributors (See Note 3)	260,137
Shareholder communication	36,907
Professional fees	23,193
Custodian	2,131
Trustees	1,946
Accrued expenses	5,142

Total liabilities	3,348,371

Net assets	$1,296,561,881

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$110,979
Additional paid-in capital	1,204,080,468

1,204,191,447
Undistributed net investment income	30,096,868
Accumulated net realized gain (loss) on investments	8,662,894
Net unrealized appreciation (depreciation) on investments	53,610,672

Net assets	$1,296,561,881

Initial Class
Net assets applicable to outstanding shares	$48,955,799

Shares of beneficial interest outstanding	4,151,389

Net asset value per share outstanding	$11.79

Service Class
Net assets applicable to outstanding shares	$1,247,606,082

Shares of beneficial interest outstanding	106,827,334

Net asset value per share outstanding	$11.68

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statement of Operations for the six months ended June 30, 2018 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$5,538,318
Interest	38,288
Other	139

Total income	5,576,745

Expenses
Distribution/Service—Service Class (See Note 3)	1,582,223
Shareholder communication	58,277
Professional fees	48,616
Trustees	14,344
Custodian	3,508
Miscellaneous	20,190

Total expenses	1,727,158

Net investment income (loss)	3,849,587

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments and investments from affiliated investment companies	15,813,370
Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	(32,392,067)

Net realized and unrealized gain (loss) on investments	(16,578,697)

Net increase (decrease) in net assets resulting from operations	$(12,729,110)

26	MainStay VP Moderate Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2018 (Unaudited) and the year ended December 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,849,587	$19,678,024
Net realized gain (loss) on investments and investments from affiliated investment companies	15,813,370	45,914,684
Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	(32,392,067)	109,505,771

Net increase (decrease) in net assets resulting from operations	(12,729,110)	175,098,479

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(797,531)
Service Class	—	(18,224,312)

	—	(19,021,843)

From net realized gain on investments:
Initial Class	—	(205,536)
Service Class	—	(5,434,437)

	—	(5,639,973)

Total dividends and distributions to shareholders	—	(24,661,816)

Capital share transactions:
Net proceeds from sale of shares	58,035,950	121,392,361
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	24,661,816
Cost of shares redeemed	(87,058,329)	(173,263,050)

Increase (decrease) in net assets derived from capital share transactions	(29,022,379)	(27,208,873)

Net increase (decrease) in net assets	(41,751,489)	123,227,790

Net Assets
Beginning of period	1,338,313,370	1,215,085,580

End of period	$1,296,561,881	$1,338,313,370

Undistributed net investment income at end of period	$30,096,868	$26,247,281

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,
Initial Class	2018*		2017	2016	2015	2014	2013
Net asset value at beginning of period	$11.89		$10.57	$10.59	$12.03	$12.61	$11.16

Net investment income (loss) (a)	0.05		0.20	0.19	0.20	0.23	0.20
Net realized and unrealized gain (loss) on investments	(0.15)		1.36	0.48	(0.39)	0.33	1.90

Total from investment operations	(0.10)		1.56	0.67	(0.19)	0.56	2.10

Less dividends and distributions:
From net investment income	—		(0.19)	(0.24)	(0.30)	(0.29)	(0.25)
From net realized gain on investments	—		(0.05)	(0.45)	(0.95)	(0.85)	(0.40)

Total dividends and distributions	—		(0.24)	(0.69)	(1.25)	(1.14)	(0.65)

Net asset value at end of period	$11.79		$11.89	$10.57	$10.59	$12.03	$12.61

Total investment return (b)	(0.84	%)(c)	14.97%	6.41%	(1.61%)	4.62%	19.12%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.83	%††	1.79%	1.76%	1.69%	1.80%	1.66%
Net expenses (d)	0.02	%††	0.02%	0.03%	0.02%	0.03%	0.03%
Portfolio turnover rate	20%		33%	40%	36%	46%	54%
Net assets at end of period (in 000’s)	$48,956		$49,419	$43,873	$41,551	$41,706	$37,869

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended June 30,		Year ended December 31,
Service Class	2018*		2017	2016	2015	2014	2013
Net asset value at beginning of period	$11.79		$10.48	$10.51	$11.95	$12.53	$11.11

Net investment income (loss) (a)	0.03		0.17	0.16	0.17	0.19	0.17
Net realized and unrealized gain (loss) on investments	(0.14)		1.36	0.47	(0.39)	0.34	1.87

Total from investment operations	(0.11)		1.53	0.63	(0.22)	0.53	2.04

Less dividends and distributions:
From net investment income	—		(0.17)	(0.21)	(0.27)	(0.26)	(0.22)
From net realized gain on investments	—		(0.05)	(0.45)	(0.95)	(0.85)	(0.40)

Total dividends and distributions	—		(0.22)	(0.66)	(1.22)	(1.11)	(0.62)

Net asset value at end of period	$11.68		$11.79	$10.48	$10.51	$11.95	$12.53

Total investment return (b)	(0.93	%)(c)	14.68%	6.14%	(1.86%)	4.35%	18.82%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.58	%††	1.53%	1.52%	1.44%	1.51%	1.43%
Net expenses (d)	0.27	%††	0.27%	0.28%	0.27%	0.28%	0.28%
Portfolio turnover rate	20%		33%	40%	36%	46%	54%
Net assets at end of period (in 000’s)	$1,247,606		$1,288,895	$1,171,213	$1,137,619	$1,154,403	$1,071,424

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

28	MainStay VP Moderate Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Moderate Growth Allocation Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2018

Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	2/13/2006	–0.42%	9.20%	8.28%	7.15%	1.03%
Service Class Shares	2/13/2006	–0.54	8.93	8.01	6.88	1.28

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P 500® Index[3]	2.65%	14.37%	13.42%	10.17%
MSCI EAFE® Index[4]	–2.75	6.84	6.44	2.84
Bloomberg Barclays U.S. Aggregate Bond Index[5]	–1.62	–0.40	2.27	3.72
Moderate Growth Allocation Composite Index[6]	0.76	9.85	9.81	7.80
Morningstar Allocation—70% to 85% Equity Category Average[7]	0.44	8.46	7.97	6.27

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	The S&P 500® Index is the Portfolio’s primary broad-based securities market Index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The MSCI EAFE® Index is the Portfolio’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate
Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Portfolio has selected the Moderate Growth Allocation Composite Index as an additional benchmark. The Moderate Growth Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 60%, 20% and 20%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The Morningstar Allocation—70% to 85% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 70% and 85%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

29

Cost in Dollars of a $1,000 Investment in MainStay VP Moderate Growth Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2018, to June 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2018, to June 30, 2018. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/18	Ending Account Value (Based on Actual Returns and Expenses) 6/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$995.80	$0.10	$1,024.70	$0.10	0.02%

Service Class Shares	$1,000.00	$994.60	$1.34	$1,023.50	$1.35	0.27%

1

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolio/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

30	MainStay VP Moderate Growth Allocation Portfolio

Investment Objectives of Underlying Portfolios/Funds as of June 30, 2018 (Unaudited)

See Portfolio of Investments beginning on page 35 for specific holdings within these categories.

31

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Moderate Growth Allocation Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2018?

For the six months ended June 30, 2018, MainStay VP Moderate Growth Allocation Portfolio returned –0.42% for Initial Class shares and –0.54% for Service Class shares. Over the same period, both share classes underperformed the 2.65% return of the S&P 500® Index,2 which is the Portfolio’s primary benchmark, but outperformed the –2.75% return of the MSCI EAFE® Index,2 which is a secondary benchmark of the Portfolio. For the six months ended June 30, 2018, both share classes outperformed the –1.62% return of the Bloomberg Barclays U.S. Aggregate Bond Index2 but underperformed the 0.76% return of the Moderate Growth Allocation Composite Index.2 These two indices are additional benchmarks of the Portfolio. Over the same period, both share classes underperformed the 0.44% return of the Morningstar Allocation—70% to 85% Equity Category Average.3

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in various instruments, including fixed-income securities and domestic or international stocks at various capitalization levels. The Portfolio’s primary benchmark, the S&P 500® Index, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Portfolio’s holdings in Underlying Portfolios/Funds that invest in international stocks and investment-grade bonds—largely accounted for the Portfolio’s underperformance of its primary benchmark during the reporting period because international stocks and investment-grade bonds in the aggregate tended to underperform U.S. large-cap stocks by a substantial margin during the reporting period. The Moderate Growth Allocation Composite Index reflects a broader mix of asset classes than the S&P 500® Index and offers an alternative yardstick against which to measure the performance of the Portfolio.

When the Portfolio is compared to the Moderate Growth Allocation Composite Index, one influential factor is often the net performance of the Underlying Portfolios/Funds relative to their respective benchmarks. During the reporting period, some Underlying Portfolios/Funds detracted from the Portfolio’s rela-

tive performance by this measure. Among them were MainStay VP Absolute Return Multi-Strategy Portfolio, MainStay MacKay International Opportunities Fund and MainStay VP Cushing Renaissance Advantage Portfolio.

Asset class policy had a small negative impact on the Portfolio’s returns during the reporting period. With an eye on synchronized global growth and valuations that we found relatively attractive, the Portfolio was positioned to heavily favor non-U.S. equities in developed and developing markets. Skirmishes over trade and a surge in the U.S. dollar rendered that positioning unhelpful, particularly among Underlying Portfolios/Funds that invested in emerging-market stocks. Some of those losses were recouped by the Portfolio’s overweight positions in U.S. small-cap equities and convertible bonds. Nevertheless, asset class policy overall detracted from the Portfolio’s performance during the reporting period.

How did you allocate the Portfolio’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Portfolios/Funds, such as capitalization, style biases, sector exposures, credit quality and duration.4 We also examined the attributes of the holdings of the Underlying Portfolios/Funds, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest the Portfolio’s assets in Underlying Portfolios/Funds that correspond well to our desired asset class exposures and appear to be positioned to benefit from the current economic environment. Our desired asset class exposures include attractively valued market segments that enjoy strong momentum.

The Portfolio began the reporting period with a moderate preference for equities. This positioning was encouraged by indicators of synchronized global growth and boosted by tax cuts. Following the sharp drop in stock prices in early February 2018, the Portfolio aggressively purchased Underlying Portfolios/Funds that invested in global equities—positions that the Portfolio has mostly retained. The remaining four months of the reporting period saw considerable volatility with little net change in market value. Restraining the bull market was a tightening in U.S. monetary policy, significant public and nonfinancial corporate leverage, debate over the need to more scrupulously regulate the technology industry, and widespread fear of looming trade conflicts. Supporting a further rise in stock prices were extraordinary fiscal benefits from tax cuts and expanded federal budgetary spending, healthy household finances (rising

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 29 for more information on this index.
3.	See footnote on page 29 for more information on the Morningstar Allocation—70% to 85% Equity Category Average
4.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

32	MainStay VP Moderate Growth Allocation Portfolio

incomes, low debt service costs), and a boom in corporate profits. While that tug of war continued through the reporting period, we believe that the bull market scenario could likely prevail as rapidly rising corporate profits could move stock prices higher.

Within equities, the Portfolio reflected a number of preferences. The most significant was an enduring preference for non-U.S. companies over U.S. companies. In our opinion, the U.S. market remained richly priced relative to the rest of the world. We also viewed the U.S. economic expansion as significantly more advanced than expansion in most other markets, which could limit potential growth. On the other hand, we believed that underutilized capacity and resources were more readily available outside the United States and that structural reforms in some countries pointed to an acceleration in their rate of economic expansion. The bias toward non-U.S. entities, particularly those in the developing world, weighed heavily on returns as the U.S. dollar strengthened and growth outside the United States was slower than we anticipated.

During the reporting period, we allocated assets disproportionately across the capitalization spectrum and by industry. The Portfolio’s preference for small companies over larger multinational companies persisted, as we believed that small-cap stocks were likely to benefit disproportionately from tax reform and industry deregulation while being shielded to a degree from potential trade frictions. This size preference contributed positively to the Portfolio’s performance. (Contributions take weightings and total returns into account.) During the reporting period, the Portfolio also shifted from favoring growth equities toward favoring value equities. This change was driven primarily by our concerns surrounding the technology industry—including potential litigation and regulation as well as hypercompetitive markets—and potential opportunities we had identified in energy and financials. Skewing the Portfolio toward Underlying Portfolios/Funds that invested in value stocks detracted moderately from the Portfolio’s performance during the reporting period because information technology continued to lead the market higher.

In the fixed-income portion of the Portfolio, we continued to back away from credit on concerns about the poor trade-off between risk and return. In our opinion, credit spreads5 looked too tight given the degree of leverage in the market and the trajectory of rate hikes on which the Federal Reserve has embarked. The Portfolio’s efforts to manage credit detracted marginally from performance during the reporting period.

How did the Portfolio’s allocations change over the course of the reporting period?

IQ Chaikin U.S. Large Cap ETF, a new Underlying Portfolio/Fund offering as of December 2017, follows a multi-factor process that currently reflects a bit of a value bias. The equity portion of the Portfolio is now using this vehicle as a source of liquidity, displacing MainStay VP MacKay S&P 500 Index Portfolio in that role. During the reporting period, IQ Chaikin U.S. Large Cap ETF saw the largest increase in position size of any Portfolio holding.

An aspect of our shift away from corporate credit risk was the migration of assets out of MainStay VP MacKay High Yield Corporate Bond Portfolio and MainStay VP Floating Rate Bond Portfolio into MainStay MacKay High Yield Municipal Bond Fund.

In the equity portion of the Portfolio, the Portfolio enlarged its position in IQ 50 Percent Hedged FTSE International ETF as Portfolio assets were shifted into equities through the market pullback in early February 2018, drawing from Underlying Portfolios/Funds that invest in cash or cash equivalents and bonds. The Portfolio also increased its allocation to IQ Chaikin U.S. Small Cap ETF, a position that was initially added to the Portfolio in 2017. The Portfolio also increased its position in MainStay VP Epoch U.S. Equity Yield Portfolio as we became less averse to high-dividend, yield-sensitive stocks in the wake of rising bond yields.

During the reporting period, the Portfolio reduced its position in IQ 50 Percent Hedged FTSE Europe ETF and MainStay VP Emerging Markets Equity Portfolio. In the case of Europe, we were concerned about the fiscal plans of the new government in Italy, political instability generally and ongoing challenges related to Brexit (i.e., the United Kingdom’s planned departure from the European Union). The Portfolio reduced its exposure to emerging-market equities because of concerns over a strengthening U.S. dollar and the potential impact of trade friction on export-oriented economies.

Which Underlying Equity Portfolios/Funds had the highest total returns during the reporting period, and which Underlying Equity Portfolios/Funds had the lowest total returns?

Of the Underlying Equity Portfolios/Funds held for the full reporting period, the highest returns came from MainStay VP Large Cap Growth Portfolio, as big technology names drove the market higher, and from MainStay VP MacKay Small Cap Core Portfolio. At the other end of the spectrum, MainStay MacKay International Opportunities Fund and MainStay VP Emerging Markets Equity Portfolio both generated consequential losses.

5.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.

33

Which Underlying Equity Portfolios/Funds made the strongest positive contributions to the Portfolio’s overall performance, and which Underlying Equity Portfolios/Funds were the greatest detractors?

Among the Underlying Equity Portfolios/Funds that made the most-significant contributions to the Portfolio’s performance during the reporting period were MainStay VP Large Cap Growth Portfolio and MainStay Epoch U.S. All Cap Fund. Over the same period, MainStay VP Emerging Markets Equity Portfolio and MainStay MacKay International Opportunities Fund were among the Portfolio’s most substantial detractors.

What factors and risks affected the Portfolio’s Underlying Fixed-Income Portfolio/Fund investments during the reporting period?

A number of factors contributed to upward pressure on bond yields during the reporting period, with monetary policy topping the list. The Federal Reserve gradually withdrew policy accommodation by allowing its balance sheet to shrink at an accelerating rate and by gradually increasing the federal funds target range. Increased deficit spending by the government and tightening labor markets also played a part. Even so, solid economic fundamentals and healthy corporate earnings tended to offset concerns over trade skirmishes and use of leverage, allowing credit spreads to hold at relatively low levels.

During the reporting period, which fixed-income market segments were the strongest positive contributors to the Portfolio’s performance and which segments were particularly weak?

During the reporting period, convertible bonds once again fared best. Because bank loans are at least partly shielded from the rise in short-term interest rates, they also performed reasonably well. In contrast, long-duration, high-quality bonds tended to generate negative returns during the reporting period.

Which Underlying Fixed-Income Portfolios/Funds made the strongest positive contributions to the Portfolio’s performance, and which Underlying Fixed-Income Portfolios/Funds were the greatest detractors?

MainStay VP MacKay Convertible Portfolio made the largest positive contribution to the performance of the fixed-income portion of the Portfolio during the reporting period, followed by MainStay VP Floating Rate Portfolio. Over the same period, IQ Enhanced Core Plus Bond U.S. ETF and MainStay VP MacKay Unconstrained Bond Portfolio detracted from the performance of the fixed-income portion of the Portfolio.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

34	MainStay VP Moderate Growth Allocation Portfolio

Portfolio of Investments June 30, 2018 (Unaudited)

	Shares	Value
Affiliated Investment Companies 99.2% †
Equity Funds 87.0%
IQ 50 Percent Hedged FTSE International ETF (a)	6,212,678	$129,907,097
IQ Chaikin U.S. Large Cap ETF (a)	4,127,305	101,985,707
IQ Chaikin U.S. Small Cap ETF (a)	1,881,863	53,840,100
IQ Global Resources ETF (a)(b)	1,976,558	54,651,829
MainStay Cushing MLP Premier Fund Class I	1,377,568	16,365,505
MainStay Epoch Capital Growth Fund Class I (a)(b)	1,578,823	20,461,542
MainStay Epoch Global Choice Fund Class I (a)	2,430,247	51,885,764
MainStay Epoch International Choice Fund Class I (a)	3,328,914	116,378,838
MainStay Epoch U.S. All Cap Fund Class R6 (a)(b)	3,462,030	98,079,306
MainStay Epoch U.S. Equity Yield Fund Class R6	297,456	4,711,700
MainStay MacKay International Opportunities Fund Class I (a)	15,331,120	133,074,125
MainStay MacKay U.S. Equity Opportunities Fund Class I (a)	11,793,956	117,585,744
MainStay MAP Equity Fund Class I (a)	2,487,995	106,013,465
MainStay VP Absolute Return Multi-Strategy Portfolio Initial Class (a)	3,238,154	27,622,990
MainStay VP Cushing Renaissance Advantage Portfolio Initial Class (a)	5,737,002	57,213,040
MainStay VP Eagle Small Cap Growth Portfolio Initial Class (a)	4,153,661	63,230,652
MainStay VP Emerging Markets Equity Portfolio Initial Class (a)	14,747,784	137,946,819
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class (a)	6,497,523	102,659,649
MainStay VP Epoch U.S. Small Cap Portfolio Initial Class (a)	7,261,126	96,694,150
MainStay VP Large Cap Growth Portfolio Initial Class (a)	2,812,075	76,605,644
MainStay VP MacKay Growth Portfolio Initial Class (a)	1,611,353	53,435,847
MainStay VP MacKay International Equity Portfolio Initial Class (a)	1,066,641	19,065,275
MainStay VP MacKay Mid Cap Core Portfolio Initial Class (a)	8,816,963	140,089,139
MainStay VP MacKay S&P 500 Index Portfolio Initial Class	90,460	4,826,541
MainStay VP MacKay Small Cap Core Portfolio Initial Class (a)	4,530,403	64,578,242
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class (a)	9,495,881	133,217,176

Total Equity Funds (Cost $1,839,600,557)		1,982,125,886

	Shares	Value
Fixed Income Funds 12.2%
IQ Enhanced Core Plus Bond U.S. ETF	765,755	$14,610,605
IQ S&P High Yield Low Volatility Bond ETF	87,684	2,107,046
MainStay MacKay High Yield Municipal Bond Fund Class I	2,392,589	30,074,843
MainStay MacKay Short Duration High Yield Fund Class I (a)	4,525,643	44,441,814
MainStay MacKay Short Term Municipal Fund Class I (a)	1,165,986	11,135,162
MainStay MacKay Total Return Bond Fund Class R6	65,356	670,557
MainStay VP Bond Portfolio Initial Class	1,046,568	14,659,592
MainStay VP Floating Rate Portfolio Initial Class (a)	5,036,966	45,526,072
MainStay VP Indexed Bond Portfolio Initial Class	701,155	6,905,185
MainStay VP MacKay Convertible Portfolio Initial Class (a)	1,894,523	26,210,118
MainStay VP MacKay High Yield Corporate Bond Portfolio Initial Class	237,190	2,381,274
MainStay VP MacKay Unconstrained Bond Portfolio Initial Class (a)	6,201,384	60,938,135
MainStay VP PIMCO Real Return Portfolio Initial Class (a)	2,260,303	19,226,751

Total Fixed Income Funds (Cost $277,753,433)		278,887,154

Total Affiliated Investment Companies (Cost $2,117,353,990)		2,261,013,040

	Principal Amount
Short-Term Investment 1.0%
Repurchase Agreement 1.0%
Fixed Income Clearing Corp. 0.94%, dated 6/29/18 due 7/2/18 Proceeds at Maturity $22,100,184 (Collateralized by a United States Treasury Note with a rate of 1.25% and a maturity date of 3/31/19, with a Principal Amount of $22,650,000 and a Market Value of $22,545,040)	$22,098,453	22,098,453

Total Short-Term Investment (Cost $22,098,453)		22,098,453

Total Investments (Cost $2,139,452,443)	100.2%	2,283,111,493
Other Assets, Less Liabilities	(0.2)	(4,872,716)
Net Assets	100.0%	$2,278,238,777

†	Percentages indicated are based on Portfolio net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	35

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

(a)	The Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class.

(b)	Non-income producing Underlying Portfolio/Fund.

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

MLP—Master limited partnership

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$1,982,125,886	$—	$—	$1,982,125,886
Fixed Income Funds	278,887,154	—	—	278,887,154
Short-Term Investment
Repurchase Agreement	—	22,098,453	—	22,098,453

Total Investments in Securities	$2,261,013,040	$22,098,453	$—	$2,283,111,493

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2018, the Portfolio did not have any transfers among levels. (See Note 2)

As of June 30, 2018, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

36	MainStay VP Moderate Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2018 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $2,117,353,990)	$2,261,013,040
Repurchase agreements, at value (identified cost $22,098,453)	22,098,453
Receivables:
Investment securities sold	800,705
Fund shares sold	492,009
Dividends and Interest	1,154
Other assets	10,379

Total assets	2,284,415,740

Liabilities
Payables:
Investment securities purchased	4,295,529
Fund shares redeemed	1,319,377
NYLIFE Distributors (See Note 3)	460,086
Shareholder communication	63,413
Professional fees	25,114
Directors	3,432
Custodian	1,999
Accrued expenses	8,013

Total liabilities	6,176,963

Net assets	$2,278,238,777

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$183,288
Additional paid-in capital	2,025,853,413

2,026,036,701
Undistributed net investment income	43,635,812
Accumulated net realized gain (loss) on investments	64,907,214
Net unrealized appreciation (depreciation) on investments	143,659,050

Net assets	$2,278,238,777

Initial Class
Net assets applicable to outstanding shares	$90,257,404

Shares of beneficial interest outstanding	7,185,127

Net asset value per share outstanding	$12.56

Service Class
Net assets applicable to outstanding shares	$2,187,981,373

Shares of beneficial interest outstanding	176,102,480

Net asset value per share outstanding	$12.42

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	37

Statement of Operations for the six months ended June 30, 2018 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$8,370,049
Interest	66,113
Other	246

Total income	8,436,408

Expenses
Distribution/Service—Service Class (See Note 3)	2,796,680
Shareholder communication	101,584
Professional fees	72,030
Directors	25,317
Custodian	3,262
Miscellaneous	34,116

Total expenses	3,032,989

Net investment income (loss)	5,403,419

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments and investments from affiliated investment companies	33,756,485
Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	(50,633,391)

Net realized and unrealized gain (loss) on investments	(16,876,906)

Net increase (decrease) in net assets resulting from operations	$(11,473,487)

38	MainStay VP Moderate Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2018 (Unaudited) and the year ended December 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$5,403,419	$26,094,091
Net realized gain (loss) on investments and investments from affiliated investment companies	33,756,485	109,038,278
Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	(50,633,391)	237,266,835

Net increase (decrease) in net assets resulting from operations	(11,473,487)	372,399,204

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(1,232,695)
Service Class	—	(26,622,582)

	—	(27,855,277)

From net realized gain on investments:
Initial Class	—	(1,653,689)
Service Class	—	(42,080,264)

	—	(43,733,953)

Total dividends and distributions to shareholders	—	(71,589,230)

Capital share transactions:
Net proceeds from sale of shares	81,040,733	167,652,022
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	71,589,230
Cost of shares redeemed	(145,368,773)	(252,734,374)

Increase (decrease) in net assets derived from capital share transactions	(64,328,040)	(13,493,122)

Net increase (decrease) in net assets	(75,801,527)	287,316,852

Net Assets
Beginning of period	2,354,040,304	2,066,723,452

End of period	$2,278,238,777	$2,354,040,304

Undistributed net investment income at end of period	$43,635,812	$38,232,393

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	39

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,
Initial Class	2018*		2017	2016	2015	2014	2013
Net asset value at beginning of period	$12.61		$11.00	$11.08	$12.78	$13.36	$11.07

Net investment income (loss) (a)	0.04		0.17	0.18	0.17	0.20	0.17
Net realized and unrealized gain (loss) on investments	(0.09)		1.86	0.64	(0.49)	0.39	2.66

Total from investment operations	(0.05)		2.03	0.82	(0.32)	0.59	2.83

Less dividends and distributions:
From net investment income	—		(0.18)	(0.24)	(0.30)	(0.25)	(0.17)
From net realized gain on investments	—		(0.24)	(0.66)	(1.08)	(0.92)	(0.37)

Total dividends and distributions	—		(0.42)	(0.90)	(1.38)	(1.17)	(0.54)

Net asset value at end of period	$12.56		$12.61	$11.00	$11.08	$12.78	$13.36

Total investment return (b)	(0.40	%)(c)	18.62%	7.56%	(2.35%)	4.59%	25.92%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.71	%††	1.43%	1.60%	1.38%	1.51%	1.40%
Net expenses (d)	0.02	%††	0.02%	0.03%	0.02%	0.03%	0.03%
Portfolio turnover rate	19%		31%	33%	34%	44%	51%
Net assets at end of period (in 000’s)	$90,257		$90,089	$76,025	$68,000	$66,849	$58,341

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

40	MainStay VP Moderate Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,
Service Class	2018*		2017	2016	2015	2014	2013
Net asset value at beginning of period	$12.49		$10.90	$10.99	$12.68	$13.28	$11.02

Net investment income (loss) (a)	0.03		0.14	0.14	0.14	0.17	0.15
Net realized and unrealized gain (loss) on investments	(0.10)		1.84	0.64	(0.47)	0.38	2.63

Total from investment operations	(0.07)		1.98	0.78	(0.33)	0.55	2.78

Less dividends and distributions:
From net investment income	—		(0.15)	(0.21)	(0.28)	(0.23)	(0.15)
From net realized gain on investments	—		(0.24)	(0.66)	(1.08)	(0.92)	(0.37)

Total dividends and distributions	—		(0.39)	(0.87)	(1.36)	(1.15)	(0.52)

Net asset value at end of period	$12.42		$12.49	$10.90	$10.99	$12.68	$13.28

Total investment return (b)	(0.56	%)(c)	18.32%	7.30%	(2.59%)	4.33%	25.61%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.45	%††	1.17%	1.32%	1.13%	1.28%	1.18%
Net expenses (d)	0.27	%††	0.27%	0.28%	0.27%	0.28%	0.28%
Portfolio turnover rate	19%		31%	33%	34%	44%	51%
Net assets at end of period (in 000’s)	$2,187,981		$2,263,952	$1,990,699	$1,869,969	$1,855,721	$1,624,855

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	41

MainStay VP Growth Allocation Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2018

Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	2/13/2006	–0.41%	11.25%	9.36%	7.22%	1.09%
Service Class Shares	2/13/2006	–0.53	10.97	9.09	6.95	1.34

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P 500® Index[3]	2.65%	14.37%	13.42%	10.17%
MSCI EAFE® Index[4]	–2.75	6.84	6.44	2.84
Growth Allocation Composite Index[5]	1.30	12.48	11.67	8.55
Morningstar Allocation—85%+ Equity Category Average[6]	1.14	10.33	9.49	7.37

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	The S&P 500® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The MSCI EAFE® Index is the Portfolio’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Portfolio has selected the Growth Allocation Composite Index as an additional benchmark. The Growth Allocation Composite Index consists of the S&P 500® Index and the MSCI EAFE® Index weighted 75% and 25%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Morningstar Allocation—85%+ Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures of over 85%. These funds typically allocate at least 10% to equities of foreign companies and do not exclusively allocate between cash and equities. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

42	MainStay VP Growth Allocation Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Growth Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2018, to June 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2018, to June 30, 2018. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/18	Ending Account Value (Based on Actual Returns and Expenses) 6/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$995.90	$0.10	$1,024.70	$0.10	0.02%

Service Class Shares	$1,000.00	$994.70	$1.34	$1,023.50	$1.35	0.27%

1

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolio/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

43

Investment Objectives of Underlying Portfolios/Funds as of June 30, 2018 (Unaudited)

See Portfolio of Investments beginning on page 47 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

44	MainStay VP Growth Allocation Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Growth Allocation Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2018?

For the six months ended June 30, 2018, MainStay VP Growth Allocation Portfolio returned –0.41% for Initial Class shares and –0.53% for Service Class shares. Over the same period, both share classes underperformed the 2.65% return of the S&P 500® Index,2 which is the Portfolio’s primary benchmark, but outperformed the –2.75% return of the MSCI EAFE® Index,2 which is a secondary benchmark of the Portfolio. For the six months ended June 30, 2018, both share classes underperformed the 1.30% return of the Growth Allocation Composite Index, 2 which is an additional benchmark of the Portfolio. Over the same period, both share classes underperformed the 1.14% return of the Morningstar Allocation—85%+ Equity Category Average.3

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Portfolios/Funds”). Although the Portfolio may invest up to 10% of its assets in Underlying Fixed-Income Portfolios/Funds, the Portfolio seeks to achieve its investment objective by normally investing substantially all of its assets in Underlying Equity Portfolios/Funds (normally within a range of 90% to 100%). The Underlying Equity Portfolios/Funds may invest in domestic or international stocks at various capitalization levels. The Portfolio’s primary benchmark, the S&P 500® Index, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Portfolio’s holdings in Underlying Portfolios/Funds that invest in international stocks—largely accounted for the Portfolio’s underperformance of its primary benchmark during the reporting period because international stocks in the aggregate tended to underperform U.S. large-cap stocks by a substantial margin during the reporting period. The Growth Allocation Composite Index reflects a broader mix of asset classes than the S&P 500® Index and offers an alternative yardstick against which to measure the performance of the Portfolio.

When the Portfolio is compared to the Growth Allocation Composite Index, one influential factor is often the net performance of the Underlying Portfolios/Funds relative to their respective benchmarks. During the reporting period, some

Underlying Portfolios/Funds detracted from the Portfolio’s relative performance by this measure. Among them were MainStay MacKay International Opportunities Fund and MainStay VP Cushing Renaissance Advantage Portfolio.

Asset class policy had a negative impact on the Portfolio’s returns during the reporting period. With an eye on synchronized global growth and valuations that we found relatively attractive, the Portfolio was positioned to heavily favor non-U.S. equities in developed and developing markets. Skirmishes over trade and a surge in the U.S. dollar rendered that positioning unhelpful, particularly among Underlying Portfolios/Funds that invested in emerging-market stocks. Some of those losses were recouped by the Portfolio’s overweight position in U.S. small-cap equities. Nevertheless, asset class policy overall detracted from the Portfolio’s performance during the reporting period.

How did you allocate the Portfolio’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Portfolios/Funds, such as capitalization, style biases and sector exposures. We also examined the attributes of the holdings of the Underlying Portfolios/Funds, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest the Portfolio’s assets in Underlying Portfolios/Funds that correspond well to our desired asset class exposures and appear to be positioned to benefit from the current economic environment. Our desired asset class exposures include attractively valued market segments that enjoy strong momentum.

The Portfolio reflected a number of preferences during the reporting period. The most significant was an enduring preference for non-U.S. companies over U.S. companies. In our opinion, the U.S. market remained richly priced relative to the rest of the world. We also viewed the U.S. economic expansion as significantly more advanced than expansion in most other markets, which could limit potential growth. On the other hand, we believed that underutilized capacity and resources were more readily available outside the United States and that structural reforms in some countries pointed to an acceleration in their rate of economic expansion. The bias toward non-U.S. entities, particularly those in the developing world, weighed heavily on returns as the U.S. dollar strengthened and growth outside the United States was slower than we anticipated.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 42 for more information on this index.
3.	See footnote on page 42 for more information on the Morningstar Allocation—85%+ Equity Category Average.

45

During the reporting period, we allocated assets disproportionately across the capitalization spectrum and by industry. The Portfolio’s preference for small companies over larger multinational companies persisted, as we believed that small-cap stocks were likely to benefit disproportionately from tax reform and industry deregulation while being shielded to a degree from potential trade frictions. This size preference contributed positively to the Portfolio’s performance. (Contributions take weightings and total returns into account.) During the reporting period, the Portfolio also shifted from favoring growth equities toward favoring value equities. This change was driven primarily by our concerns surrounding the technology industry—including potential litigation and regulation as well as hypercompetitive markets—and potential opportunities we had identified in energy and financials. Skewing the Portfolio toward Underlying Portfolios/Funds that invested in value stocks detracted moderately from the Portfolio’s performance during the reporting period because information technology continued to lead the market higher.

How did the Portfolio’s allocations change over the course of the reporting period?

IQ Chaikin U.S. Large Cap ETF, a new Underlying Portfolio/Fund offering as of December 2017, follows a multi-factor process that currently reflects a bit of a value bias. The Portfolio is now using this vehicle as a source of liquidity, displacing MainStay VP MacKay S&P 500 Index Portfolio in that role. During the reporting period, IQ Chaikin U.S. Large Cap ETF saw the largest increase in position size of any Portfolio holding.

The Portfolio also increased its position in MainStay VP Epoch U.S. Equity Yield Portfolio as we became less averse to high-dividend, yield-sensitive stocks in the wake of rising bond yields.

During the reporting period, the Portfolio reduced its position in IQ 50 Percent Hedged FTSE Europe ETF and MainStay VP Emerging Markets Equity Portfolio. In the case of Europe, we were concerned about the fiscal plans of the new government in Italy, political instability generally and ongoing challenges related to Brexit (i.e., the United Kingdom’s planned departure from the European Union). The Portfolio reduced its exposure to emerging-market equities because of concerns over a strengthening U.S. dollar and the potential impact of trade friction on export-oriented economies.

Which Underlying Equity Portfolios/Funds had the highest total returns during the reporting period, and which Underlying Equity Portfolios/Funds had the lowest total returns?

Of the Underlying Equity Portfolios/Funds held for the full reporting period, the highest returns came from MainStay VP Large Cap Growth Portfolio, as big technology names drove the market higher, and from MainStay VP MacKay Small Cap Core Portfolio. At the other end of the spectrum, MainStay MacKay International Opportunities Fund and MainStay VP Emerging Markets Equity Portfolio both generated consequential losses.

Which Underlying Equity Portfolios/Funds made the strongest positive contributions to the Portfolio’s overall performance, and which Underlying Equity Portfolios/Funds were the greatest detractors?

Among the Underlying Equity Portfolios/Funds that made the most-significant contributions to the Portfolio’s performance during the reporting period were MainStay VP Large Cap Growth Portfolio and MainStay Epoch U.S. All Cap Fund. Over the same period, MainStay VP Emerging Markets Equity Portfolio and MainStay MacKay International Opportunities Fund were among the Portfolio’s most substantial detractors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

46	MainStay VP Growth Allocation Portfolio

Portfolio of Investments June 30, 2018 (Unaudited)

	Shares	Value

Affiliated Investment Companies 100.0%†
Equity Funds 100.0%
IQ 50 Percent Hedged FTSE International ETF (a)	3,145,175	$65,765,609
IQ Chaikin U.S. Large Cap ETF (a)	2,139,114	52,857,507
IQ Chaikin U.S. Small Cap ETF (a)	1,450,219	41,490,766
IQ Global Resources ETF (a)(b)	1,145,441	31,671,444
MainStay Cushing MLP Premier Fund Class I	715,609	8,501,440
MainStay Epoch Capital Growth Fund Class I (a)(b)	782,122	10,136,300
MainStay Epoch Global Choice Fund Class I (a)	1,100,460	23,494,830
MainStay Epoch International Choice Fund Class I (a)	1,812,096	63,350,889
MainStay Epoch U.S. All Cap Fund Class R6 (a)(b)	2,248,849	63,709,886
MainStay Epoch U.S. Equity Yield Fund Class R6	63,283	1,002,407
MainStay MacKay International Opportunities Fund Class I (a)	8,348,640	72,466,197
MainStay MacKay U.S. Equity Opportunities Fund Class I (a)	7,299,898	72,779,982
MainStay MAP Equity Fund Class I (a)	1,669,576	71,140,630
MainStay VP Cushing Renaissance Advantage Portfolio Initial Class (a)	4,261,032	42,493,733
MainStay VP Eagle Small Cap Growth Portfolio Initial Class (a)	2,068,841	31,493,703
MainStay VP Emerging Markets Equity Portfolio Initial Class (a)	8,751,973	81,863,611
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class (a)	4,048,083	63,958,961
MainStay VP Epoch U.S. Small Cap Portfolio Initial Class (a)	3,174,971	42,280,101
MainStay VP Large Cap Growth Portfolio Initial Class (a)	1,826,668	49,761,485
MainStay VP MacKay Growth Portfolio Initial Class (a)	1,443,440	47,867,476
MainStay VP MacKay International Equity Portfolio Initial Class (a)	646,648	11,558,273
MainStay VP MacKay Mid Cap Core Portfolio Initial Class (a)	4,441,816	70,574,209
MainStay VP MacKay S&P 500 Index Portfolio Initial Class	44,299	2,363,614

	Shares	Value

Equity Funds (continued)
MainStay VP MacKay Small Cap Core Portfolio Initial Class (a)	3,188,690	$45,452,909
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class (a)	5,990,643	84,042,388

Total Affiliated Investment Companies (Cost $1,058,570,146)		1,152,078,350

	Principal Amount

Short-Term Investment 0.0%‡
Repurchase Agreement 0.0% ‡
Fixed Income Clearing Corp. 0.94%, dated 6/29/18 due 7/2/18 Proceeds at Maturity $211,553 (Collateralized by a Federal Home Loan Bank note with a rate of 2.15% and a maturity date of 2/14/20, with a Principal Amount of $220,000 and a Market Value of $220,292)	$211,537	211,537

Total Short-Term Investment (Cost $211,537)		211,537

Total Investments (Cost $1,058,781,683)	100.0%	1,152,289,887
Other Assets, Less Liabilities	(0.0)‡	(10,803)
Net Assets	100.0%	$1,152,279,084

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.
(a)	The Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class.
(b)	Non-income producing Underlying Portfolio/Fund.

The following abbreviations are used on this page:

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

MLP—Master limited partnership

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	47

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies Equity Funds	$1,152,078,350	$—	$—	$1,152,078,350
Short-Term Investment Repurchase Agreement	—	211,537	—	211,537

Total Investments in Securities	$1,152,078,350	$211,537	$—	$1,152,289,887

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2018, the Portfolio did not have any transfers among levels. (See Note 2)

As of June 30, 2018, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

48	MainStay VP Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2018 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $1,058,570,146)	$1,152,078,350
Repurchase agreements, at value (identified cost $211,537)	211,537
Receivables:
Fund shares sold	311,778
Investment securities sold	259,074
Dividends and Interest	11
Other assets	5,094

Total assets	1,152,865,844

Liabilities
Payables:
Fund shares redeemed	301,739
NYLIFE Distributors (See Note 3)	226,147
Shareholder communication	27,410
Professional fees	22,659
Custodian	2,501
Trustees	1,672
Accrued expenses	4,632

Total liabilities	586,760

Net assets	$1,152,279,084

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$92,348
Additional paid-in capital	1,023,003,315

1,023,095,663
Undistributed net investment income	15,499,248
Accumulated net realized gain (loss) on investments	20,175,969
Net unrealized appreciation (depreciation) on investments	93,508,204

Net assets	$1,152,279,084

Initial Class
Net assets applicable to outstanding shares	$75,794,179

Shares of beneficial interest outstanding	6,014,230

Net asset value per share outstanding	$12.60

Service Class
Net assets applicable to outstanding shares	$1,076,484,905

Shares of beneficial interest outstanding	86,333,403

Net asset value per share outstanding	$12.47

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	49

Statement of Operations for the six months ended June 30, 2018 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$2,061,872
Interest	4,629
Other	122

Total income	2,066,623

Expenses
Distribution/Service—Service Class (See Note 3)	1,351,104
Shareholder communication	48,133
Professional fees	44,422
Trustees	12,376
Custodian	3,321
Miscellaneous	17,544

Total expenses	1,476,900

Net investment income (loss)	589,723

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments and investments from affiliated investment companies	17,883,539
Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	(24,283,557)

Net realized and unrealized gain (loss) on investments	(6,400,018)

Net increase (decrease) in net assets resulting from operations	$(5,810,295)

50	MainStay VP Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2018 (Unaudited) and the year ended December 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$589,723	$8,425,077
Net realized gain (loss) on investments and investments from affiliated investment companies	17,883,539	48,828,057
Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	(24,283,557)	149,139,171

Net increase (decrease) in net assets resulting from operations	(5,810,295)	206,392,305

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(690,619)
Service Class	—	(7,963,115)

	—	(8,653,734)

From net realized gain on investments:
Initial Class	—	(1,244,999)
Service Class	—	(17,722,828)

	—	(18,967,827)

Total dividends and distributions to shareholders	—	(27,621,561)

Capital share transactions:
Net proceeds from sale of shares	68,407,900	169,019,765
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	27,621,561
Cost of shares redeemed	(61,102,081)	(114,478,873)

Increase (decrease) in net assets derived from capital share transactions	7,305,819	82,162,453

Net increase (decrease) in net assets	1,495,524	260,933,197

Net Assets
Beginning of period	1,150,783,560	889,850,363

End of period	$1,152,279,084	$1,150,783,560

Undistributed net investment income at end of period	$15,499,248	$14,909,525

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	51

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,
Initial Class	2018*		2017	2016	2015	2014	2013
Net asset value at beginning of period	$12.65		$10.60	$10.63	$12.12	$12.51	$10.11

Net investment income (loss)	0.02	(a)	0.12 (a)	0.12 (a)	0.10 (a)	0.18 (a)	0.10
Net realized and unrealized gain (loss) on investments	(0.07)		2.26	0.68	(0.49)	0.40	2.97

Total from investment operations	(0.05)		2.38	0.80	(0.39)	0.58	3.07

Less dividends and distributions:
From net investment income	—		(0.12)	(0.17)	(0.22)	(0.17)	(0.12)
From net realized gain on investments	—		(0.21)	(0.66)	(0.88)	(0.80)	(0.55)

Total dividends and distributions	—		(0.33)	(0.83)	(1.10)	(0.97)	(0.67)

Net asset value at end of period	$12.60		$12.65	$10.60	$10.63	$12.12	$12.51

Total investment return (b)	(0.40	%)(c)	22.67%	7.59%	(3.13%)	4.88%	30.85%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.33	%††	1.05%	1.19%	0.85%	1.43%	0.98%
Net expenses (d)	0.02	%††	0.02%	0.03%	0.03%	0.03%	0.04%
Portfolio turnover rate	13%		26%	21%	29%	27%	41%
Net assets at end of period (in 000’s)	$75,794		$76,504	$60,070	$51,447	$48,088	$43,169

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended June 30,		Year ended December 31,
Service Class	2018*		2017	2016	2015	2014	2013
Net asset value at beginning of period	$12.53		$10.51	$10.55	$12.05	$12.45	$10.08

Net investment income (loss)	0.01	(a)	0.09 (a)	0.10 (a)	0.08 (a)	0.13 (a)	0.06
Net realized and unrealized gain (loss) on investments	(0.07)		2.24	0.66	(0.50)	0.42	2.95

Total from investment operations	(0.06)		2.33	0.76	(0.42)	0.55	3.01

Less dividends and distributions:
From net investment income	—		(0.10)	(0.14)	(0.20)	(0.15)	(0.09)
From net realized gain on investments	—		(0.21)	(0.66)	(0.88)	(0.80)	(0.55)

Total dividends and distributions	—		(0.31)	(0.80)	(1.08)	(0.95)	(0.64)

Net asset value at end of period	$12.47		$12.53	$10.51	$10.55	$12.05	$12.45

Total investment return (b)	(0.48	%)(c)	22.36%	7.32%	(3.37%)	4.62%	30.53%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.09	%††	0.81%	0.95%	0.65%	1.03%	0.76%
Net expenses (d)	0.27	%††	0.27%	0.28%	0.28%	0.28%	0.29%
Portfolio turnover rate	13%		26%	21%	29%	27%	41%
Net assets at end of period (in 000’s)	$1,076,485		$1,074,280	$829,780	$684,824	$550,573	$351,563

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

52	MainStay VP Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios” and each individually referred to as a “Portfolio”). These financial statements and Notes relate to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio (collectively referred to as the “Allocation Portfolios” and each individually referred to as an “Allocation Portfolio”). Each is a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Allocation Portfolios are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). NYLIAC allocates shares of the Allocation Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). The Separate Accounts are used to fund flexible premium deferred variable annuity contracts and variable life insurance policies.

The Allocation Portfolios each currently offers two classes of shares. Initial Class and Service Class shares commenced operations on February 13, 2006. Shares of the Allocation Portfolios are offered and are redeemed at a price equal to their respective net asset value (“NAVs”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Allocation Portfolios’ shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Allocation Portfolios pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the respective Allocation Portfolios to the Distributor (as defined in Note 3(B)), pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The investment objective for each of the Allocation Portfolios is as follows:

The MainStay VP Conservative Allocation Portfolio seeks current income and, secondarily, long-term growth of capital.

The MainStay VP Moderate Allocation Portfolio seeks long-term growth of capital and, secondarily, current income.

The MainStay VP Moderate Growth Allocation Portfolio seeks long-term growth of capital and, secondarily, current income.

The MainStay VP Growth Allocation Portfolio seeks long-term growth of capital.

Each Allocation Portfolio is a “fund-of-funds,” meaning that each seeks to achieve their investment objectives by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investment Management LLC (“New York Life Investments” or

“Manager”) or its affiliates (the “Underlying Portfolios/Funds”). Additional information on the affiliated mutual funds and ETFs is available on the Fund’s website, nylinvestments.com.

Note 2–Significant Accounting Policies

The Allocation Portfolios are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Allocation Portfolios prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Allocation Portfolios are open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for each valuation of the Allocation Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Allocation Portfolios’ assets and liabilities) rests with New York Life Investments.

To assess the appropriateness of security valuations, the Manager or the Allocation Portfolios’ third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price an Allocation Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy

53

Notes to Financial Statements (Unaudited) (continued)

which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Allocation Portfolios. Unobservable inputs reflect each Allocation Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including each Allocation Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2018, the aggregate value by input level of each Allocation Portfolio’s assets and liabilities is included at the end of each Allocation Portfolio’s Portfolio of Investments.

Investments in Underlying Portfolios/Funds are valued at their respective NAVs at the close of business each day, except for investment in underlying ETFs. These securities are generally categorized as Level 1 in the hierarchy.

Securities held by the Underlying Portfolios/Funds are valued using policies consistent with those used by the Underlying Portfolios/Funds. Equity securities, including shares of ETFs, are generally valued at the last quoted sales price as of the close of regular trading on the relevant exchange on each valuation date.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Allocation Portfolios’ policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of each Allocation Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates each Allocation Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Allocation Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Allocation Portfolios’ financial statements. The Allocation Portfolios’ federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Allocation Portfolios intend to declare and pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the respective Allocation Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Allocation Portfolios record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the Allocation Portfolios from the Underlying Portfolios/Funds are recorded on the ex-dividend date.

Investment income and realized and unrealized gains and losses on investments of the Allocation Portfolios are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Allocation Portfolios, including those of related parties to the Allocation Portfolios, are shown in the Statement of Operations. Additionally, the Allocation Portfolios may invest in shares of ETFs or mutual funds, which are subject to management fees and other fees that may increase their costs versus the costs of owning the underlying securities directly. These indirect expenses of ETFs or mutual funds are not included in the amounts shown as expenses in each Allocation Portfolio’s Statement of Operations or in the expense ratios included in the financial highlights. In addition, the Allocation Portfolios bear a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which they invest. Because the Underlying Portfolios/Funds have varied expense and fee

54	MainStay VP Allocation Portfolios

levels and the Allocation Portfolios may own different proportions of the Underlying Portfolios/Funds at different times, the amount of fees and expenses incurred indirectly by each Allocation Portfolio may vary.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Allocation Portfolios may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Allocation Portfolios may enter into repurchase agreements only with counterparties, usually financial institutions, which are deemed by the Manager to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Allocation Portfolio to the counterparty secured by the securities transferred to the respective Allocation Portfolio.

Repurchase agreements are subject to counterparty risk, meaning an Allocation Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Allocation Portfolios mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Allocation Portfolios’ custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Allocation Portfolios have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the respective Allocation Portfolio.

(H)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Allocation Portfolios enter into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Allocation Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Allocation Portfolios that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Allocation Portfolios.

Note 3–Fees and Related Party Transactions

(A)  Manager.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Allocation Portfolios’ Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”) and is responsible for the day-to-day portfolio management of the Allocation

Portfolios. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Allocation Portfolios. Except for the portion of salaries and expenses that are the responsibility of the Allocation Portfolios, the Manager pays the salaries and expenses of all personnel affiliated with the Allocation Portfolios and certain operational expenses of the Allocation Portfolios. The Allocation Portfolios reimburse New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Allocation Portfolios.

The Allocation Portfolios do not pay any fees to the Manager in return for the services performed under the Management Agreement. The Allocation Portfolios do, however, indirectly pay a proportionate share of the management fees paid to the managers of the Underlying Portfolios/Funds in which the Allocation Portfolios invest.

State Street Bank and Trust Company (“State Street”) provides sub-administration and sub-accounting services to the Allocation Portfolios pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Allocation Portfolios, maintaining the general ledger and sub-ledger accounts for the calculation of the Allocation Portfolios’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the Allocation Portfolios’ administrative operations. For providing these services to the Allocation Portfolios, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Allocation Portfolios. The Allocation Portfolios will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Allocation Portfolios.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Allocation Portfolios, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Allocation Portfolios have adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of each Allocation Portfolio.

55

Notes to Financial Statements (Unaudited) (continued)

(C)  Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2018, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

MainStay VP Conservative Allocation Portfolio

Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost		Proceeds from Sales	Net Realized Gain/(Loss) on sales	Change in Unrealized Appreciation/ Depreciation	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
IQ 50 Percent Hedged FTSE Europe ETF	$13,255	$34		$(13,173)	$863	$(979)	$—	$51	$—	—
IQ 50 Percent Hedged FTSE International ETF	33,112	21,008		(5,615)	965	(2,531)	46,939	874	—	2,245
IQ Chaikin U.S. Large Cap ETF	41	41,022		(6,088)	(201)	(990)	33,784	194	—	1,367
IQ Chaikin U.S. Small Cap ETF	4,074	10,608		(923)	72	93	13,924	39	—	487
IQ Enhanced Core Plus Bond U.S. ETF	41,038	11,466		(12,400)	(442)	(1,228)	38,434	482	—	2,014
IQ Global Resources ETF	6,718	3,592		—	—	(265)	10,045	—	—	363
IQ S&P High Yield Low Volatility Bond ETF	11,148	2,293		(3,894)	(191)	(374)	8,982	214	—	374
MainStay Cushing MLP Premier Fund Class I	5,292	1,321		(561)	(316)	84	5,820	303	—	490
MainStay Epoch Capital Growth Fund Class I	8,176	—		(436)	91	81	7,912	—	—	611
MainStay Epoch Global Choice Fund Class I	20,551	20		(3,181)	349	(432)	17,307	—	—	811
MainStay Epoch International Choice Fund Class I	14,388	2,723		(780)	187	(676)	15,842	—	—	453
MainStay Epoch U.S. All Cap Fund Class I	13,133	197		(11,962)	113	(1,481)	—	—	—	—
MainStay Epoch U.S. All Cap Fund Class R6	—	10,582		(665)	30	1,371	11,318	—	—	400
MainStay Epoch U.S. Equity Yield Fund Class I	3,248	—		(3,232)	(164)	148	—	—	—	—
MainStay Epoch U.S. Equity Yield Fund Class R6	—	1,771		(765)	(14)	(9)	983	16	—	62
MainStay MAP Equity Fund Class I	13,894	608		(2,283)	130	120	12,469	—	—	293
MainStay MacKay High Yield Municipal Bond Fund Class I (b)	—	10,900		(58)	1	66	10,909	33	—	868
MainStay MacKay International Opportunities Fund Class I (c)	17,819	4,493		(710)	173	(2,292)	19,483	—	—	2,245
MainStay MacKay Short Duration High Yield Fund Class I (d)	17,767	619		(1,311)	(19)	(176)	16,880	377	—	1,719
MainStay MacKay Short Term Municipal Fund Class I (e)	—	1,109		—	—	1	1,110	1	—	116
MainStay MacKay Total Return Bond Fund Class I (f)	2,179	—	(a)	(2,165)	9	(23)	—	1	—	—
MainStay MacKay Total Return Bond Fund Class R6 (f)	—	172		(161)	(5)	—	6	1	—	1
MainStay MacKay U.S. Equity Opportunities Fund Class I (g)	16,013	724		(2,407)	414	(293)	14,451	—	—	1,449
MainStay VP Absolute Return Multi-Strategy Portfolio Initial Class	50,730	—		(12,042)	(348)	(1,828)	36,512	—	—	4,280
MainStay VP Bond Portfolio Initial Class	114,189	7,703		(36,655)	(1,669)	(855)	82,713	—	—	5,905
MainStay VP Cushing Renaissance Advantage Portfolio Initial Class	15,785	2,377		(3,469)	227	(834)	14,086	—	—	1,412

56	MainStay VP Allocation Portfolios

Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on sales	Change in Unrealized Appreciation/ Depreciation	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay VP Eagle Small Cap Growth Portfolio Initial Class	$12,529	$200	$(2,391)	$252	$725	$11,315	$—	$—	743
MainStay VP Emerging Markets Equity Portfolio Initial Class	47,814	2,743	(13,889)	4,339	(7,537)	33,470	—	—	3,578
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class	9,635	4,984	(688)	79	(226)	13,784	—	—	872
MainStay VP Epoch U.S. Small Cap Portfolio Initial Class	17,267	280	(1,651)	232	(232)	15,896	—	—	1,194
MainStay VP Floating Rate Portfolio Initial Class	50,459	1,066	(11,723)	(227)	34	39,609	1,066	—	4,382
MainStay VP Indexed Bond Portfolio Initial Class	134,317	44,970	(20,506)	(333)	(2,062)	156,386	—	—	15,880
MainStay VP Large Cap Growth Portfolio Initial Class	14,478	—	(6,591)	1,698	(40)	9,545	—	—	350
MainStay VP MacKay Convertible Portfolio Initial Class (h)	15,682	136	(8,240)	881	(135)	8,324	136	—	602
MainStay VP MacKay Growth Portfolio Initial Class (i)	9,011	—	(1,295)	322	332	8,370	—	—	252
MainStay VP MacKay High Yield Corporate Bond Portfolio Initial Class (j)	23,024	—	(9,522)	938	(937)	13,503	—	—	1,345
MainStay VP MacKay Mid Cap Core Portfolio Initial Class (k)	21,696	2,966	(2,229)	39	422	22,894	—	—	1,441
MainStay VP MacKay S&P 500 Index Portfolio Initial Class (l)	13,353	5,591	(15,608)	1,312	(1,122)	3,526	—	—	66
MainStay VP MacKay Small Cap Core Portfolio Initial Class (m)	15,114	620	(2,042)	524	708	14,924	—	—	1,047
MainStay VP MacKay Unconstrained Bond Portfolio Initial Class (n)	23,667	871	(1,317)	(44)	(493)	22,684	380	—	2,308
MainStay VP PIMCO Real Return Portfolio Initial Class	7,690	290	(326)	(20)	(13)	7,621	—	—	896
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	17,938	1,137	(1,657)	54	(91)	17,381	—	—	1,239

	$856,224	$201,196	$(224,611)	$10,301	$(23,969)	$819,141	$4,168	$—

MainStay VP Moderate Allocation Portfolio

Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on sales	Change in Unrealized Appreciation/ Depreciation	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
IQ 50 Percent Hedged FTSE Europe ETF	$19,481	$158	$(19,456)	$1,128	$(1,311)	$—	$77	$—	—
IQ 50 Percent Hedged FTSE International ETF	50,557	33,060	(7,710)	1,239	(3,799)	73,347	1,362	—	3,508
IQ Chaikin U.S. Large Cap ETF	175	64,910	(7,501)	(232)	(1,670)	55,682	312	—	2,253
IQ Chaikin U.S. Small Cap ETF	6,109	13,043	—	—	305	19,457	53	—	680
IQ Enhanced Core Bond U.S. ETF	812	3,419	(268)	(12)	(25)	3,926	28	—	210
IQ Enhanced Core Plus Bond U.S. ETF	58,877	14,714	(20,814)	(812)	(1,561)	50,404	684	—	2,642
IQ Global Resources ETF	15,614	8,106	—	—	(592)	23,128	—	—	836
IQ S&P High Yield Low Volatility Bond ETF	5,661	161	(863)	(39)	(209)	4,711	94	—	196
MainStay Cushing MLP Premier Fund Class I	8,116	1,100	(63)	(32)	(353)	8,768	460	—	738

57

Notes to Financial Statements (Unaudited) (continued)

Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on sales	Change in Unrealized Appreciation/ Depreciation	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay Epoch Capital Growth Fund Class I	$11,684	$20	$(154)	$31	$208	$11,789	$—	$—	910
MainStay Epoch Global Choice Fund Class I	31,844	314	(2,699)	597	(995)	29,061	—	—	1,361
MainStay Epoch International Choice Fund Class I	43,321	4,774	(456)	30	(1,464)	46,205	—	—	1,322
MainStay Epoch U.S. All Cap Fund Class I	50,681	—	(48,281)	180	(2,580)	—	—	—	—
MainStay Epoch U.S. All Cap Fund Class R6	—	43,562	(2,285)	5	2,482	43,764	—	—	1,545
MainStay Epoch U.S. Equity Yield Fund Class I	11,044	—	(11,028)	644	(660)	—	—	—	—
MainStay Epoch U.S. Equity Yield Fund Class R6	—	5,774	(2,649)	(186)	27	2,966	51	—	187
MainStay MAP Equity Fund Class I	53,962	1,244	(7,770)	132	768	48,336	—	—	1,134
MainStay MacKay High Yield Municipal Bond Fund Class I (b)	—	17,097	—	—	104	17,201	52	—	1,368
MainStay MacKay International Opportunities Fund Class I (c)	51,245	8,776	(295)	39	(5,793)	53,972	—	—	6,218
MainStay MacKay Short Duration High Yield Fund Class I (d)	26,401	965	(389)	(9)	(287)	26,681	570	—	2,717
MainStay MacKay Short Term Municipal Fund Class I (e)	—	1,429	—	—	1	1,430	1	—	150
MainStay MacKay Total Return Bond Fund Class I (f)	9,311	12	(9,212)	(12)	(99)	—	19	—	—
MainStay MacKay Total Return Bond Fund Class R6 (f)	—	3,131	(1,697)	(26)	(39)	1,369	18	—	133
MainStay MacKay U.S. Equity Opportunities Fund Class I (g)	56,622	1,639	(7,290)	1,361	(1,022)	51,310	—	—	5,146
MainStay VP Absolute Return Multi-Strategy Portfolio Initial Class	49,704	133	(12,157)	(367)	(1,785)	35,528	—	—	4,165
MainStay VP Bond Portfolio Initial Class	181,498	13,247	(31,782)	(1,478)	(2,489)	158,996	—	—	11,351
MainStay VP Cushing Renaissance Advantage Portfolio Initial Class	24,178	4,934	(1,984)	630	(1,799)	25,959	—	—	2,603
MainStay VP Eagle Small Cap Growth Portfolio Initial Class	13,627	2,097	(995)	72	1,090	15,891	—	—	1,044
MainStay VP Emerging Markets Equity Portfolio Initial Class	86,991	2,138	(16,703)	2,905	(9,015)	66,316	—	—	7,090
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class	17,825	24,793	(140)	14	(495)	41,997	—	—	2,658
MainStay VP Epoch U.S. Small Cap Portfolio Initial Class	38,312	—	(7,973)	386	(365)	30,360	—	—	2,280
MainStay VP Floating Rate Portfolio Initial Class	46,160	962	(11,592)	182	(355)	35,357	962	—	3,912
MainStay VP Indexed Bond Portfolio Initial Class	5,312	29,217	(3,147)	(103)	153	31,432	—	—	3,192
MainStay VP Large Cap Growth Portfolio Initial Class	52,473	—	(20,445)	4,597	1,627	38,252	—	—	1,404
MainStay VP MacKay Convertible Portfolio Initial Class (h)	23,532	218	(9,490)	1,029	40	15,329	217	—	1,108
MainStay VP MacKay Growth Portfolio Initial Class (i)	23,290	—	(1,307)	321	1,388	23,692	—	—	714
MainStay VP MacKay High Yield Corporate Bond Portfolio Initial Class (j)	21,056	—	(14,891)	1,432	(1,439)	6,158	—	—	613
MainStay VP MacKay International Equity Portfolio Initial Class (o)	6,723	893	(4,747)	1,077	(963)	2,983	—	—	167
MainStay VP MacKay Mid Cap Core Portfolio Initial Class (k)	53,699	856	(3,586)	(392)	1,474	52,051	—	—	3,276

58	MainStay VP Allocation Portfolios

Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on sales	Change in Unrealized Appreciation/ Depreciation	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay VP MacKay S&P 500 Index Portfolio Initial Class (l)	$16,107	$7,506	$(19,902)	$1,395	$(1,290)	$3,816	$—	$—	72
MainStay VP MacKay Small Cap Core Portfolio Initial Class (m)	17,415	2,520	(530)	149	1,441	20,995	—	—	1,473
MainStay VP MacKay Unconstrained Bond Portfolio Initial Class (n)	35,228	1,202	(271)	(16)	(794)	35,349	578	—	3,597
MainStay VP PIMCO Real Return Portfolio Initial Class	10,168	263	(42)	(3)	(37)	10,349	—	—	1,217
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	60,635	873	(2,759)	(43)	(215)	58,491	—	—	4,169

	$1,295,450	$319,260	$(315,323)	$15,813	$(32,392)	$1,282,808	$5,538	$—

MainStay VP Moderate Growth Allocation Portfolio

Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on sales	Change in Unrealized Appreciation/ Depreciation	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
IQ 50 Percent Hedged FTSE Europe ETF	$33,589	$491	$(33,759)	$1,790	$(2,111)	$—	$134	$—	—
IQ 50 Percent Hedged FTSE International ETF	88,657	56,395	(10,525)	1,517	(6,137)	129,907	2,403	—	6,213
IQ Chaikin U.S. Large Cap ETF	12,132	105,240	(12,122)	353	(3,617)	101,986	569	—	4,127
IQ Chaikin U.S. Small Cap ETF	29,482	23,508	(129)	14	965	53,840	150	—	1,882
IQ Enhanced Core Plus Bond U.S. ETF	17,568	14,847	(17,285)	(510)	(9)	14,611	120	—	766
IQ Global Resources ETF	37,099	18,964	—	—	(1,411)	54,652	—	—	1,977
IQ S&P High Yield Low Volatility Bond ETF	15,045	31	(12,489)	(518)	38	2,107	174	—	88
MainStay Cushing MLP Premier Fund Class I	14,412	2,914	(281)	(149)	(531)	16,365	827	—	1,378
MainStay Epoch Capital Growth Fund Class I	20,004	170	(119)	24	382	20,461	—	—	1,579
MainStay Epoch Global Choice Fund Class I	54,185	189	(1,781)	505	(1,212)	51,886	—	—	2,430
MainStay Epoch International Choice Fund Class I	111,529	11,561	(3,034)	19	(3,696)	116,379	—	—	3,329
MainStay Epoch U.S. All Cap Fund Class I	108,552	—	(104,252)	268	(4,568)	—	—	—	—
MainStay Epoch U.S. All Cap Fund Class R6	—	100,974	(7,045)	258	3,892	98,079	—	—	3,462
MainStay Epoch U.S. Equity Yield Fund Class I	18,314	—	(18,368)	326	(272)	—	—	—	—
MainStay Epoch U.S. Equity Yield Fund Class R6	—	10,601	(5,543)	(407)	61	4,712	88	—	297
MainStay MAP Equity Fund Class I	115,197	742	(11,646)	1,021	699	106,013	—	—	2,488
MainStay MacKay High Yield Municipal Bond Fund Class I (b)	—	29,941	(51)	1	184	30,075	91	—	2,393
MainStay MacKay International Opportunities Fund Class I (c)	130,043	18,916	(1,374)	32	(14,543)	133,074	—	—	15,331
MainStay MacKay Short Duration High Yield Fund Class I (d)	46,217	3,278	(4,542)	(65)	(446)	44,442	981	—	4,526
MainStay MacKay Short Term Municipal Fund Class I (e)	—	11,123	—	—	12	11,135	10	—	1,166

59

Notes to Financial Statements (Unaudited) (continued)

Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on sales	Change in Unrealized Appreciation/ Depreciation	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay MacKay Total Return Bond Fund Class I (f)	$3,488	$7	$(3,435)	$(7)	$(53)	$—	$9	$—	—
MainStay MacKay Total Return Bond Fund Class R6 (f)	—	1,056	(360)	(8)	(17)	671	8	—	65
MainStay MacKay U.S. Equity Opportunities Fund Class I (g)	127,678	443	(11,076)	1,280	(739)	117,586	—	—	11,794
MainStay VP Absolute Return Multi-Strategy Portfolio Initial Class	41,500	260	(12,389)	(325)	(1,423)	27,623	—	—	3,238
MainStay VP Bond Portfolio Initial Class	17,663	13,344	(16,013)	(508)	174	14,660	—	—	1,047
MainStay VP Cushing Renaissance Advantage Portfolio Initial Class	63,760	1,118	(4,528)	514	(3,651)	57,213	—	—	5,737
MainStay VP Eagle Small Cap Growth Portfolio Initial Class	65,384	—	(7,357)	950	4,254	63,231	—	—	4,154
MainStay VP Emerging Markets Equity Portfolio Initial Class	175,688	5,641	(30,423)	3,823	(16,782)	137,947	—	—	14,748
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class	37,798	67,537	(1,235)	118	(1,558)	102,660	—	—	6,498
MainStay VP Epoch U.S. Small Cap Portfolio Initial Class	109,659	314	(13,277)	196	(198)	96,694	—	—	7,261
MainStay VP Floating Rate Portfolio Initial Class	78,516	2,217	(35,019)	374	(562)	45,526	1,428	—	5,037
MainStay VP Indexed Bond Portfolio Initial Class	—	21,056	(14,248)	94	3	6,905	—	—	701
MainStay VP Large Cap Growth Portfolio Initial Class	105,986	—	(41,999)	9,084	3,535	76,606	—	—	2,812
MainStay VP MacKay Convertible Portfolio Initial Class (h)	40,930	468	(17,056)	1,851	17	26,210	386	—	1,895
MainStay VP MacKay Growth Portfolio Initial Class (i)	52,266	—	(2,683)	669	3,184	53,436	—	—	1,611
MainStay VP MacKay High Yield Corporate Bond Portfolio Initial Class (j)	28,469	—	(26,070)	1,911	(1,929)	2,381	—	—	237
MainStay VP MacKay International Equity Portfolio Initial Class (o)	29,331	1,013	(11,892)	2,628	(2,015)	19,065	—	—	1,067
MainStay VP MacKay Mid Cap Core Portfolio Initial Class (k)	136,642	6,075	(5,359)	421	2,310	140,089	—	—	8,817
MainStay VP MacKay S&P 500 Index Portfolio Initial Class (l)	18,317	13,310	(26,625)	1,484	(1,660)	4,826	—	—	90
MainStay VP MacKay Small Cap Core Portfolio Initial Class (m)	78,699	119	(19,859)	5,033	586	64,578	—	—	4,530
MainStay VP MacKay Unconstrained Bond Portfolio Initial Class (n)	61,165	17,511	(16,342)	(1,005)	(391)	60,938	992	—	6,201
MainStay VP PIMCO Real Return Portfolio Initial Class	19,100	614	(412)	(25)	(50)	19,227	—	—	2,260
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	137,975	494	(4,629)	725	(1,348)	133,217	—	—	9,496

	$2,282,039	$562,482	$(566,631)	$33,756	$(50,633)	$2,261,013	$8,370	$—

60	MainStay VP Allocation Portfolios

MainStay VP Growth Allocation Portfolio

Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on sales	Change in Unrealized Appreciation/ Depreciation	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
IQ 50 Percent Hedged FTSE Europe ETF	$16,333	$938	$(17,101)	$912	$(1,082)	$—	$67	$—	—
IQ 50 Percent Hedged FTSE International ETF	42,701	25,537	(279)	43	(2,236)	65,766	1,154	—	3,145
IQ Chaikin U.S. Large Cap ETF	7,009	49,830	(2,044)	65	(2,003)	52,857	281	—	2,139
IQ Chaikin U.S. Small Cap ETF	39,400	1,758	(470)	66	737	41,491	125	—	1,450
IQ Global Resources ETF	22,198	10,582	(245)	40	(904)	31,671	—	—	1,145
MainStay Cushing MLP Premier Fund Class I	6,601	2,229	(20)	(11)	(298)	8,501	412	—	716
MainStay Epoch Capital Growth Fund Class I	9,836	243	(139)	26	170	10,136	—	—	782
MainStay Epoch Global Choice Fund Class I	23,593	403	(188)	18	(331)	23,495	—	—	1,100
MainStay Epoch International Choice Fund Class I	67,748	1,579	(3,940)	210	(2,246)	63,351	—	—	1,812
MainStay Epoch U.S. All Cap Fund Class I	68,617	—	(66,501)	133	(2,249)	—	—	—	—
MainStay Epoch U.S. All Cap Fund Class R6	—	65,341	(3,549)	115	1,803	63,710	—	—	2,249
MainStay Epoch U.S. Equity Yield Fund Class I	5,184	—	(5,012)	94	(266)	—	—	—	—
MainStay Epoch U.S. Equity Yield Fund Class R6	—	3,298	(2,320)	17	7	1,002	23	—	63
MainStay MAP Equity Fund Class I	73,392	1,709	(4,985)	(152)	1,178	71,142	—	—	1,670
MainStay MacKay International Opportunities Fund Class I (c)	78,057	4,835	(2,416)	213	(8,223)	72,466	—	—	8,349
MainStay MacKay U.S. Equity Opportunities Fund Class I (g)	74,927	908	(3,246)	501	(310)	72,780	—	—	7,300
MainStay VP Cushing Renaissance Advantage Portfolio Initial Class	54,294	2,565	(12,259)	2,457	(4,563)	42,494	—	—	4,261
MainStay VP Eagle Small Cap Growth Portfolio Initial Class	37,815	—	(9,018)	506	2,191	31,494	—	—	2,069
MainStay VP Emerging Markets Equity Portfolio Initial Class	103,464	7,085	(20,888)	2,991	(10,788)	81,864	—	—	8,752
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class	28,672	37,045	(950)	93	(901)	63,959	—	—	4,048
MainStay VP Epoch U.S. Small Cap Portfolio Initial Class	46,469	228	(4,361)	(204)	148	42,280	—	—	3,175
MainStay VP Large Cap Growth Portfolio Initial Class	63,407	176	(21,498)	4,287	3,389	49,761	—	—	1,827
MainStay VP MacKay Growth Portfolio Initial Class (i)	45,676	43	(1,227)	301	3,074	47,867	—	—	1,443
MainStay VP MacKay International Equity Portfolio Initial Class (o)	17,776	1,782	(8,235)	1,799	(1,564)	11,558	—	—	647
MainStay VP MacKay Mid Cap Core Portfolio Initial Class (k)	66,131	5,291	(2,106)	(69)	1,327	70,574	—	—	4,442
MainStay VP MacKay S&P 500 Index Portfolio Initial Class (l)	15,729	6,525	(19,917)	2,608	(2,581)	2,364	—	—	44
MainStay VP MacKay Small Cap Core Portfolio Initial Class (m)	44,679	299	(3,112)	783	2,804	45,453	—	—	3,189

61

Notes to Financial Statements (Unaudited) (continued)

Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on sales	Change in Unrealized Appreciation/ Depreciation	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	$82,068	$4,991	$(2,492)	$42	$(567)	$84,042	$—	$—	5,991

	$1,141,776	$235,220	$(218,518)	$17,884	$(24,284)	$1,152,078	$2,062	$—

(a)	Less than $500.
(b)	Prior to February 28, 2018, known as MainStay High Yield Municipal Bond Fund Class I
(c)	Prior to February 28, 2018, known as MainStay International Opportunities Fund Class I.
(d)	Prior to February 28, 2018, known as MainStay Short Duration High Yield Fund Class I.
(e)	Prior to May 22, 2018, known as MainStay MacKay Tax Advantaged Short Term Bond Fund Class I and prior to February 28, 2018, known as MainStay Tax Advantaged Short Term Bond Fund Class I.
(f)	Prior to February 28, 2018, known as MainStay Total Return Bond Fund Class I and Class R6, respectively.
(g)	Prior to February 28, 2018, known as MainStay U.S. Equity Opportunities Fund Class I.
(h)	Prior to February 28, 2018, known as MainStay Convertible Fund Class I.
(i)	Prior to May 1, 2018, known as MainStay VP Growth Portfolio Initial Class.
(j)	Prior to May 1, 2018, known as MainStay VP High Yield Corporate Bond Portfolio Initial Class.
(k)	Prior to May 1, 2018, known as MainStay VP Mid Cap Core Portfolio Initial Class.
(l)	Prior to May 1, 2018, known as MainStay VP S&P 500 Index Portfolio Initial Class.
(m)	Prior to May 1, 2018, known as MainStay VP Small Cap Core Portfolio Initial Class.
(n)	Prior to May 1, 2018, known as MainStay VP Unconstrained Bond Portfolio Initial Class.
(o)	Prior to May 1, 2018, known as MainStay VP International Equity Portfolio Initial Class.

Note 4–Federal Income Tax

As of June 30, 2018, the cost and unrealized appreciation (depreciation) of each Allocation Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

MainStay VP Conservative Allocation Portfolio

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Affiliates	$809,511,019	$34,369,082	$(17,500,597)	$16,868,485

MainStay VP Moderate Allocation Portfolio

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Affiliates	$1,248,090,240	$69,718,191	$(20,968,486)	$48,749,705

MainStay VP Moderate Growth Allocation Portfolio

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Affiliates	$2,149,571,921	$156,755,201	$(23,215,629)	$133,539,572

MainStay VP Growth Allocation Portfolio

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Affiliates	$1,066,025,599	$96,304,523	$(10,040,235)	$86,264,288

As of December 31, 2017, for federal income tax purposes, capital loss carryforwards of $1,328,676, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Portfolio	Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
MainStay VP Conservative Allocation Portfolio	Unlimited	$1,149	$180

62	MainStay VP Allocation Portfolios

During the year ended December 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2017
	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long- Term Capital Gains	Total
MainStay VP Conservative Allocation Portfolio	$16,024,210	$—	$16,024,210
MainStay VP Moderate Allocation Portfolio	19,021,843	5,639,973	24,661,816
MainStay VP Moderate Growth Allocation Portfolio	27,855,277	43,733,953	71,589,230
MainStay VP Growth Allocation Portfolio	8,653,734	18,967,827	27,621,561

Note 5–Custodian

State Street is the custodian of cash and securities held by the Allocation Portfolios. Custodial fees are charged to each Allocation Portfolio based on the Allocation Portfolios’ net assets and/or the market value of securities held by each Allocation Portfolio and the number of certain transactions incurred by each Allocation Portfolio.

Note 6–Line of Credit

The Allocation Portfolios and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2018, under a credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Allocation Portfolios and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Allocation Portfolios, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2018, there were no borrowings made or outstanding with respect to the Allocation Portfolios under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Allocation Portfolios, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Allocation Portfolios and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2018, there were no interfund loans made or outstanding with respect to the Allocation Portfolios.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2018, purchases and sales of securities were as follows:

	Purchases	Sales
MainStay VP Conservative Allocation Portfolio	$190,478	$213,892
MainStay VP Moderate Allocation Portfolio	266,867	262,930
MainStay VP Moderate Growth Allocation Portfolio	449,949	454,098
MainStay VP Growth Allocation Portfolio	167,624	150,922

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2018 and the year ended December 31, 2017, were as follows:

MainStay VP Conservative Allocation Portfolio

Initial Class	Shares	Amount
Six-month period ended June 30, 2018:
Shares sold	101,949	$1,196,234
Shares redeemed	(196,307)	(2,302,172)

Net increase (decrease)	(94,358)	$(1,105,938)

Year ended December 31, 2017:
Shares sold	144,752	$1,644,349
Shares issued to shareholders in reinvestment of dividends and distributions	29,945	346,180
Shares redeemed	(304,695)	(3,485,591)

Net increase (decrease)	(129,998)	$(1,495,062)

Service Class	Shares	Amount
Six-month period ended June 30, 2018:
Shares sold	3,083,481	$35,864,668
Shares redeemed	(6,872,212)	(79,981,647)

Net increase (decrease)	(3,788,731)	$(44,116,979)

Year ended December 31, 2017:
Shares sold	6,758,094	$76,311,172
Shares issued to shareholders in reinvestment of dividends and distributions	1,370,224	15,678,030
Shares redeemed	(12,976,107)	(146,244,185)

Net increase (decrease)	(4,847,789)	$(54,254,983)

63

Notes to Financial Statements (Unaudited) (continued)

MainStay VP Moderate Allocation Portfolio

Initial Class	Shares	Amount
Six-month period ended June 30, 2018:
Shares sold	157,873	$1,877,984
Shares redeemed	(161,266)	(1,923,403)

Net increase (decrease)	(3,393)	$(45,419)

Year ended December 31, 2017:
Shares sold	268,693	$3,042,944
Shares issued to shareholders in reinvestment of dividends and distributions	86,829	1,003,067
Shares redeemed	(353,352)	(4,005,358)

Net increase (decrease)	2,170	$40,653

Service Class	Shares	Amount
Six-month period ended June 30, 2018:
Shares sold	4,751,886	$56,157,966
Shares redeemed	(7,206,657)	(85,134,926)

Net increase (decrease)	(2,454,771)	$(28,976,960)

Year ended December 31, 2017:

Shares sold	10,554,677	$118,349,417
Shares issued to shareholders in reinvestment of dividends and distributions	2,064,161	23,658,749
Shares redeemed	(15,091,249)	(169,257,692)

Net increase (decrease)	(2,472,411)	$(27,249,526)

MainStay VP Moderate Growth Allocation Portfolio

Initial Class	Shares	Amount
Six-month period ended June 30, 2018:
Shares sold	231,231	$2,938,588
Shares redeemed	(188,182)	(2,387,695)

Net increase (decrease)	43,049	$550,893

Year ended December 31, 2017:
Shares sold	457,864	$5,434,195
Shares issued to shareholders in reinvestment of dividends and distributions	237,562	2,886,385
Shares redeemed	(467,619)	(5,611,726)

Net increase (decrease)	227,807	$2,708,854

Service Class	Shares	Amount
Six-month period ended June 30, 2018:
Shares sold	6,215,948	$78,102,145
Shares redeemed	(11,354,677)	(142,981,078)

Net increase (decrease)	(5,138,729)	$(64,878,933)

Year ended December 31, 2017:
Shares sold	13,784,596	$162,217,827
Shares issued to shareholders in reinvestment of dividends and distributions	5,706,553	68,702,845
Shares redeemed	(20,953,348)	(247,122,648)

Net increase (decrease)	(1,462,199)	$(16,201,976)

MainStay VP Growth Allocation Portfolio

Initial Class	Shares	Amount
Six-month period ended June 30, 2018:
Shares sold	251,170	$3,226,055
Shares redeemed	(283,064)	(3,620,283)

Net increase (decrease)	(31,894)	$(394,228)

Year ended December 31, 2017:
Shares sold	625,536	$7,274,939
Shares issued to shareholders in reinvestment of dividends and distributions	160,086	1,935,618
Shares redeemed	(408,204)	(4,764,648)

Net increase (decrease)	377,418	$4,445,909

Service Class	Shares	Amount
Six-month period ended June 30, 2018:
Shares sold	5,160,875	$65,181,845
Shares redeemed	(4,531,394)	(57,481,798)

Net increase (decrease)	629,481	$7,700,047

Year ended December 31, 2017:
Shares sold	14,085,255	$161,744,826
Shares issued to shareholders in reinvestment of dividends and distributions	2,143,175	25,685,943
Shares redeemed	(9,497,471)	(109,714,225)

Net increase (decrease)	6,730,959	$77,716,544

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Allocation Portfolios as of and for the six-month period ended June 30, 2018, events and transactions subsequent to June 30, 2018, through the date the financial statements were issued have been evaluated by the Allocation Portfolios’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

64	MainStay VP Allocation Portfolios

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

Each Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

Each Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

65

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2018 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2018 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781600	MSVPAA10-08/18 (NYLIAC) NI507

MainStay VP Bond Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2018

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

This page intentionally left blank

Message from the President

The six months ended June 30, 2018, saw mixed performance among stocks and bonds. U.S. stocks generally advanced during the reporting period, while international and emerging-market stocks declined.

According to FTSE-Russell data on U.S. stocks, the strongest performance came from the smallest companies during the reporting period, with growth stocks outperforming value stocks at all capitalization levels. While growth stocks provided positive total returns at all capitalization levels, value stocks of midcap and larger companies provided negative returns.

Among U.S. fixed-income securities, shorter-term instruments generally advanced during the first half of 2018, while longer-term bonds on balance declined. Although convertible bonds, bank loans and high-yield corporate bonds generated positive returns during the reporting period, most mortgage-backed securities declined. International and emerging-market bonds also provided negative total returns during the reporting period.

Several factors influenced the stock and bond markets during the first half of 2018. Major tax reforms were signed into law in December 2017 and boosted stock performance early in the reporting period. As the year progressed, however, trade tensions between the U.S. and several of its trading partners led to sustained market volatility, which adversely affected stock prices despite robust corporate earnings and profits. An historic meeting between leaders of the United States and North Korea lifted stock prices briefly in June 2018. While crude oil prices remained volatile, they generally rose during the reporting period, which helped many energy stocks.

The Federal Open Market Committee raised the federal funds target range twice during the reporting period, which led to rising U.S. Treasury yields across the maturity spectrum. The greatest increase occurred among 3-year U.S. Treasury notes, with yield increases tapering off for longer-term U.S. Treasury securities. When interest-rates rise, bond prices tend to decline (and vice versa), which may account for the negative performance of several fixed-income sectors during the reporting period.

Through the ups and downs of the stock and bond markets, MainStay VP portfolio managers seek to pursue the objectives of their individual Portfolios using the investment strategies and processes outlined in the prospectus. As a MainStay VP shareholder, your investments are guided by the market experience and professional insight of our portfolio managers as they seek to deliver long-term returns within prospectus guidelines and manage the specific risks of their respective Portfolios.

Whatever direction the markets may take, MainStay encourages shareholders to maintain a long-term investment perspective. The report that follows contains additional information on the market events, investment decisions and specific securities that shaped the performance of your MainStay VP Portfolio during the six months ended June 30, 2018. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2018

Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	1/23/1984	–2.08%	–0.73%	2.46%	3.98%	0.52%
Service Class Shares	6/4/2003	–2.21	–0.98	2.20	3.72	0.77

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Bloomberg Barclays U.S. Aggregate Bond Index[2]	–1.62%	–0.40%	2.27%	3.72%
Morningstar Intermediate-Term Bond Category Average[3]	–1.55	–0.36	2.20	3.89

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	The Bloomberg Barclays U.S. Aggregate Bond Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities
(agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Morningstar Intermediate-Term Bond Category Average is representative of funds that invest primarily in corporate and other investment-grade U.S. fixed-income issues and typically have durations of 3.5 to 6.0 years. Results are based on average total returns of similar portfolios with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Bond Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2018, to June 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2018, to June 30, 2018. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/18	Ending Account Value (Based on Actual Returns and Expenses) 6/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$979.20	$2.60	$1,022.20	$2.66	0.53%

Service Class Shares	$1,000.00	$977.90	$3.83	$1,020.90	$3.91	0.78%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Bond Portfolio

Portfolio Composition as of June 30, 2018 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Issuers Held as of June 30, 2018 (excluding short-term investments) (Unaudited)

1.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 2.50%–7.50%, due 8/1/18–4/1/48

2.	Government National Mortgage Association (Mortgage Pass-Through Securities), 2.50%–7.00%, due 7/15/31–12/20/47

3.	United States Treasury Notes, 1.125%–2.875%, due 5/31/20–5/15/28

4.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 2.50%–7.00%, due 12/1/18–5/1/48

5.	Federal National Mortgage Association, 0.875%–6.25%, due 7/26/19–5/15/29
6.	Federal Home Loan Mortgage Corporation, 1.25%–6.25%, due 1/25/19–7/15/32

7.	Federal Home Loan Bank, 1.375%–3.00%, due 10/21/19–3/10/28

8.	United States Treasury Bonds, 3.00%–4.25%, due 5/15/39–2/15/48

9.	Morgan Stanley Bank of America Merrill Lynch Trust, 3.175%–4.259%, due 10/15/46–9/15/49

10.	GS Mortgage Securities Trust, 3.143%–4.018%, due 6/10/47–10/10/49

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of Donald F. Serek, CFA, Thomas J. Girard, Kenneth Sommer and AJ Rzad, CFA of NYL Investors LLC, the Portfolio’s Subadvisor.

How did MainStay VP Bond Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2018?

For the six months ended June 30, 2018, MainStay VP Bond Portfolio returned –2.08% for Initial Class shares and –2.21% for Service Class shares. Over the same period, both share classes underperformed the –1.62% return of the Bloomberg Barclays U.S. Aggregate Bond Index,1 which is the Portfolio’s broad-based securities-market index, and the –1.55% return of the Morningstar Intermediate-Term Bond Category Average.2

Were there any changes to the Portfolio during the reporting period?

Effective May 4, 2018, AJ Rzad was added as a portfolio manager of the Portfolio and Donald Serek no longer served as a portfolio manager of the Portfolio. Thomas J. Girard served as a portfolio manager of the Portfolio until June 2018. For more information please see the supplement dated May 21, 2018.

What factors affected the Portfolio’s performance relative to its primary benchmark during the reporting period?

The Portfolio held overweight positions relative to the Bloomberg Barclays U.S. Aggregate Bond Index in the corporate bond, asset-backed securities and commercial mortgage-backed securities sectors throughout the reporting period. The asset-backed securities sector was the best-performing sector during the reporting period. The Portfolio held an underweight position relative to the Bloomberg Barclays U.S. Aggregate Bond Index in mortgage-backed securities during the reporting period, which also added to the Portfolio’s relative performance. During the first half of the reporting period, the commercial mortgage-backed securities sector was the best-performing sector in the Index. In the commercial mortgage-backed securities sector, lower-quality securities outperformed higher-quality securities. The Portfolio’s overweight position relative to the benchmark in higher-quality securities detracted from performance during this portion of the reporting period. During the second half of the reporting period, the Portfolio had a negative excess return in relation to the benchmark, which was driven by an overweight position in U.S. corporate bonds, particularly in the banking subsector.

What was the Portfolio’s duration3 strategy during the reporting period?

The Portfolio maintained a duration close to that of the Bloomberg Barclays U.S. Aggregate Bond Index during the reporting period. There were several occasions during which the duration of the Portfolio was longer than that of the benchmark. This strategy had a slightly negative impact on the Portfolio’s performance. As of June 30, 2018, the Portfolio had a duration of 6.20 years, compared to a duration of 5.98 years for the Bloomberg Barclays U.S. Aggregate Bond Index.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

Throughout the reporting period, the Portfolio maintained overweight positions relative to the Bloomberg Barclays U.S. Aggregate Bond Index in corporate bonds, commercial mortgage-backed securities and asset-backed securities. During the first half of the reporting period, rising wages led the market to expect higher inflation. The pick-up in wages caused volatility to spike and investment-grade corporate bonds to move higher in yield, which provided an entry point that we found attractive to increase the Portfolio’s overweight position in the sector. During this portion of the reporting period, we further increased the degree to which the Portfolio’s allocation to mortgage-backed securities was underweight relative to the Bloomberg Barclays U.S. Aggregate Bond Index. We continued to see limited upside in the mortgage-backed securities because of an unfavorable technical backdrop. The Federal Reserve is expected to continue scaling back its reinvestment of mortgage-backed securities, which we believe could increase volatility in the mortgage market. During the second half of the reporting period, we reduced the Portfolio’s overweight position relative to the benchmark in the corporate sector. We still believed that the fundamental underpinnings of investment-grade corporate bonds were very strong, but the reduction reflected deterioration in the supply/demand outlook in the sector. Throughout the reporting period, we added to the Portfolio’s overweight position in asset-backed securities. We continued to favor the sector because of yield dynamics that we believed to be attractive and because of superior credit quality.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s absolute performance and which market segments were particularly weak?

During the reporting period, positioning in Aaa-rated4 collateralized loan obligations (CLOs) had the greatest positive impact on the Portfolio’s absolute performance. In the corporate sector, the Portfolio’s overweight position relative to the Bloomberg Barclays U.S. Aggregate Bond Index in the financials and

1.	See footnote on page 5 for more information on the Bloomberg Barclays U.S. Aggregate Bond Index.
2.	See footnote on page 5 for more information on the Morningstar Intermediate-Term Bond Category Average.
3.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

4.

Obligations rated Aaa by Moody’s Investors Service (“Moody’s”) are judged by Moody’s to be of the highest quality, subject to the lowest level of credit risk. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Portfolio.

8	MainStay VP Bond Portfolio

industrials subsectors detracted from the absolute performance of the Portfolio. In the mortgage-backed securities sector, an underweight position relative to the Index in 30-year agency mortgage-backed securities also detracted from the Portfolio’s absolute performance during the reporting period.

During the reporting period, the Portfolio’s positions in Aaa- rated collateralized loan obligations (CLOs) had the greatest positive impact on the Portfolio’s absolute performance. In the corporate sector, the Portfolio’s overweight position relative to the Index in the financials and industrials subsectors detracted from the absolute performance of the Portfolio. In the mortgage-backed securities sector, an underweight position relative to the Index in 30-year agency mortgage-backed securities also detracted from the Portfolio’s absolute performance during the reporting period.

During the reporting period, the Portfolio maintained overweight positions relative to the Bloomberg Barclays U.S. Aggregate Bond Index in the financials, industrials and utilities sectors. This positioning detracted from the Portfolio’s performance relative to the Index. In financials, an overweight position in the banking subsector had the greatest negative impact on the Portfolio’s relative performance. Overweight positions in Lloyds, Bank of America and Citigroup all detracted from relative performance. The worst performers in the industrials subsector were Masco Corporation, Celgene and CRH PLC.

During the reporting period, Portfolio allocations that added to performance included the energy and non-corporate sectors. In energy, the outperformance was driven by an overweight position in the oil field services industry. In the non-corporate sector, an underweight position relative to the benchmark in the sovereign subsector added to the Portfolio’s performance.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the Portfolio generally sought to purchase corporate bonds during periods of market weakness. As the market stabilized, the Portfolio sold corporate bonds to reduce the degree to which it was overweight relative to the Bloomberg Barclays U.S. Aggregate Bond Index.

How did the Portfolio’s sector weightings change during the reporting period?

The Portfolio held overweight allocations relative to the benchmark in the financials, industrials and utilities sectors. During the first half of the reporting period, the Portfolio increased its overweight allocations in financials and industrials to take advantage of a solid earnings outlook and a favorable macroeconomic backdrop. This increase in overweight relative to the benchmark was primarily concentrated in the banking, basic industry and consumer noncyclical subsectors. Toward the end of the reporting period, the Portfolio reduced its overweight position in corporate bonds. This decrease relative to the Bloomberg Barclays U.S. Aggregate Bond Index was primarily concentrated in the banking and consumer cyclical subsectors. The Portfolio maintained a favorable view toward the asset class but was concerned that corporate bond supply would be greater than corporate bond demand, negatively impacting the performance of the Portfolio. Throughout the reporting period, the Portfolio decreased its weighting in U.S. Treasury securities as it sought to fund purchases in spread5 assets.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2018, the Portfolio held an overweight position relative to the Bloomberg Barclays U.S. Aggregate Bond Index in corporate bonds. Within the corporate sector, the Portfolio was overweight in financials, industrials and utilities. As of the same date, the Portfolio also held overweight positions in asset-backed securities, commercial mortgage-backed securities and U.S. government agency securities. At the end of the reporting period, the Portfolio’s most substantially overweight allocation within spread assets was in the corporate sector.

As of June 30, 2018, the Portfolio held underweight positions in the sovereign, supranational and foreign agency sectors. As of the same date, the Portfolio held an underweight position in the mortgage-backed securities sector, specifically among 30-year mortgages with 3.0% and 3.5% conventional coupons. As of June 30, 2018, the Portfolio maintained a duration that was longer than the duration of the Bloomberg Barclays U.S. Aggregate Bond Index.

5.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “spread assets” refers to asset classes that typically trade at a spread to comparable U.S. Treasury securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments June 30, 2018 (Unaudited)

	Principal Amount	Value

Long-Term Bonds 99.2%† Asset-Backed Securities 8.3%
Auto Floor Plan Asset-Backed Securities 0.1%
NextGear Floorplan Master Owner Trust Series 2017-2A, Class A2 2.56%, due 10/17/22 (a)	$600,000	$589,976

Automobile 0.7%
Ally Auto Receivables Trust Series 2018-3, Class A3 3.00%, due 1/17/23	1,283,000	1,282,912
GM Financial Automobile Leasing Trust Series 2018-2, Class A3 3.06%, due 6/21/21	1,273,000	1,272,927
Hertz Vehicle Financing LLC Series 2016-1A, Class A 2.32%, due 3/25/20 (a)	1,700,000	1,692,671
Volkswagen Auto Loan Enhanced Valet Series 2018-1, Class A3 3.02%, due 11/21/22	825,000	824,160

		5,072,670

Home Equity 0.2%
Chase Funding Trust Series 2002-2, Class 1A5 6.333%, due 4/25/32 (b)	139,455	141,229
Morgan Stanley Mortgage Loan Trust Series 2006-17XS, Class A3A 5.651%, due 10/25/46 (b)	1,053,436	562,114
Saxon Asset Securities Trust Series 2003-1, Class AF5 4.715%, due 6/25/33 (b)	1,095,038	1,087,222

		1,790,565

Other Asset-Backed Securities 7.3%
AIMCO CLO (a)(c) Series 2015-AA, Class AR 2.572% (3 Month LIBOR + 0.85%), due 1/15/28	1,500,000	1,496,678
Series 2018-AA, Class A 2.861% (3 Month LIBOR + 1.02%), due 4/17/31	2,100,000	2,094,036
Apidos CLO Series 2015-21A, Class A1R 3.265% (3 Month LIBOR + 0.93%), due 7/18/27 (a)(c)(d)	2,200,000	2,200,000
Apidos CLO XXV Series 2016-25A, Class A1 3.205% (3 Month LIBOR + 1.46%), due 10/20/28 (a)(c)	2,600,000	2,602,509

	Principal Amount	Value

Other Asset-Backed Securities (continued)
Ares XXIX CLO, Ltd. Series 2014-1A, Class A1R 2.912% (3 Month LIBOR + 1.19%), due 4/17/26 (a)(c)	$750,000	$750,096
Bain Capital Credit CLO Series 2016-2A, Class A 3.142% (3 Month LIBOR + 1.42%), due 1/15/29 (a)(c)	3,475,000	3,480,664
Capital Automotive REIT Series 2017-1A, Class A1 3.87%, due 4/15/47 (a)	2,174,333	2,169,131
Cedar Funding IV CLO, Ltd. Series 2014-4A, Class AR 2.975% (3 Month LIBOR + 1.23%), due 7/23/30 (a)(c)	2,600,000	2,606,302
Cedar Funding Ltd. (a)(c) Series 2017-8A, Class A1 2.981% (3 Month LIBOR + 1.25%), due 10/17/30	250,000	250,317
Series 2018-7A, Class A1 3.035% (3 Month LIBOR + 1.00%), due 1/20/31	1,000,000	994,715
Dewolf Park CLO, Ltd. Series 2017-1A, Class A 2.932% (3 Month LIBOR + 1.21%), due 10/15/30 (a)(c)	1,250,000	1,251,581
Dryden Senior Loan Fund (a)(c) Series 2014-33A, Class AR 3.152% (3 Month LIBOR + 1.43%), due 10/15/28	700,000	702,026
Series 2018-64A, Class A 3.19% (3 Month LIBOR + 0.97%), due 4/18/31	4,000,000	3,993,072
Elara HGV Timeshare Issuer LLC Series 2017-A, Class A 2.69%, due 3/25/30 (a)	883,484	865,575
FOCUS Brands Funding LLC Series 2017-1A, Class A2I 3.857%, due 4/30/47 (a)	495,000	494,861
Galaxy XXVII CLO, Ltd. 2018-27A, Class A 3.373% (3 Month LIBOR + 1.02%), due 5/16/31 (a)(c)	1,000,000	996,594
Greenwood Park CLO, Ltd. Series 2018-1A, Class A1 3.055% (3 Month LIBOR + 1.03%), due 4/15/31 (a)(c)	750,000	749,090
Highbridge Loan Management, Ltd. Series 2016-6A, Class A1R 2.845% (3 Month LIBOR + 1.00%), due 2/5/31 (a)(c)	1,000,000	998,904

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio's 10 largest issuers held, as of June 30, 2018, excluding short-term investments. May be subject to change daily.

10	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
Hilton Grand Vacations Trust Series 2013-A, Class A 2.28%, due 1/25/26 (a)	$671,798	$667,095
HPS Loan Management, Ltd. Series 2011-A17, Class A 3.049% (3 Month LIBOR + 1.26%), due 5/6/30 (a)(c)	3,000,000	3,003,753
JPMorgan Mortgage Acquisition Corp. Series 2007-CH2, Class AF3 4.757%, due 10/25/30 (b)	704,340	497,541
Magnetite XII, Ltd. Series 2015-12A, Class AR 3.052% (3 Month LIBOR + 1.33%), due 4/15/27 (a)(c)	500,000	501,577
MVW Owner Trust Series 2014-1A, Class A 2.25%, due 9/22/31 (a)	392,703	384,099
Octagon Investment Partners 35, Ltd. Series 2018-1A, Class A1A 2.808% (3 Month LIBOR + 1.06%), due 1/20/31 (a)(c)	1,000,000	997,870
Octagon Investment Partners, Ltd. 2015-1A, Class A1 3.111% (3 Month LIBOR + 0.85%), due 7/15/27 (a)(c)	2,906,000	2,902,004
Sierra Receivables Funding Co. LLC Series 2014-1A, Class A 2.07%, due 3/20/30 (a)	289,686	289,019
Sound Point CLO XVI, Ltd. Series 2017-2A, Class A 3.025% (3 Month LIBOR + 1.28%), due 7/25/30 (a)(c)	1,500,000	1,502,042
THL Credit Wind River CLO, Ltd. (a)(c) Series 2017-4A, Class A 3.035% (3 Month LIBOR + 1.15%), due 11/20/30	2,243,000	2,243,879
Series 2012-1A, Class AR 3.172% (3 Month LIBOR + 1.45%), due 1/15/26	2,500,000	2,507,373
TIAA CLO III, Ltd. Series 2017-2A, Class A 2.872% (3 Month LIBOR + 1.15%), due 1/16/31 (a)(c)	4,300,000	4,293,537
Volvo Financial Equipment LLC Series 2016-1A, Class A3 1.67%, due 2/18/20 (a)	532,696	530,927
Voya CLO, Ltd. Series 2014-2A, Class A1R 2.981% (3 Month LIBOR + 1.25%), due 4/17/30 (a)(c)	3,100,000	3,102,427

	Principal Amount	Value

Other Asset-Backed Securities (continued)
VSE VOI Mortgage LLC Series 2016-A, Class A 2.54%, due 7/20/33 (a)	$2,326,954	$2,275,369

		54,394,663

Total Asset-Backed Securities (Cost $62,673,916)		61,847,874

Corporate Bonds 36.7%
Aerospace & Defense 0.7%
BAE Systems PLC 4.75%, due 10/11/21 (a)	2,000,000	2,071,148
General Dynamics Corp. 3.00%, due 5/11/21	2,875,000	2,865,764

		4,936,912

Auto Manufacturers 1.5%
Daimler Finance North America LLC 2.85%, due 1/6/22 (a)	2,925,000	2,853,168
Ford Motor Co. 5.291%, due 12/8/46	2,000,000	1,853,464
Ford Motor Credit Co. LLC 4.25%, due 9/20/22	2,525,000	2,545,351
General Motors Co. 5.15%, due 4/1/38	1,500,000	1,427,580
General Motors Financial Co., Inc. 4.35%, due 4/9/25	2,900,000	2,858,404

		11,537,967

Banks 10.0%
ABN AMRO Bank N.V. 2.65%, due 1/19/21 (a)	3,040,000	2,985,398
Australia & New Zealand Banking Group, Ltd. 4.875%, due 1/12/21 (a)	2,250,000	2,330,200
Banco del Estado de Chile 2.668%, due 1/8/21 (a)	3,150,000	3,063,375
Bank of America Corp. 3.55%, due 3/5/24 (e)	1,745,000	1,727,135
3.946%, due 1/23/49 (e)	3,000,000	2,701,665
4.45%, due 3/3/26	1,570,000	1,573,638
BNP Paribas S.A. (a) 3.375%, due 1/9/25	3,300,000	3,117,453
3.50%, due 3/1/23	3,200,000	3,119,052
Citigroup, Inc. 4.60%, due 3/9/26	2,345,000	2,341,632
5.30%, due 5/6/44	2,851,000	2,935,189
Citizens Bank N.A. 2.25%, due 10/30/20	2,950,000	2,875,353
Credit Agricole S.A. 3.25%, due 10/4/24 (a)	2,575,000	2,424,860
Credit Suisse Group A.G. 3.869%, due 1/12/29 (a)(e)	2,000,000	1,880,657

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Banks (continued)
Credit Suisse Group Funding Guernsey, Ltd. 3.80%, due 9/15/22	$1,990,000	$1,981,266
Discover Bank 3.20%, due 8/9/21	800,000	790,891
Fifth Third Bancorp 4.30%, due 1/16/24	3,875,000	3,926,282
Goldman Sachs Group, Inc. 2.905%, due 7/24/23 (e)	500,000	481,585
4.80%, due 7/8/44	575,000	570,505
5.15%, due 5/22/45	2,475,000	2,463,173
HSBC Bank PLC 4.75%, due 1/19/21 (a)	1,500,000	1,548,290
HSBC Bank USA N.A. 4.875%, due 8/24/20	4,500,000	4,637,957
JPMorgan Chase & Co. 5.40%, due 1/6/42	1,925,000	2,134,648
Lloyds Bank PLC 6.50%, due 9/14/20 (a)	8,150,000	8,623,448
Lloyds Banking Group PLC 4.344%, due 1/9/48	2,500,000	2,145,394
Mitsubishi UFJ Financial Group, Inc. 2.95%, due 3/1/21	1,438,000	1,422,478
Morgan Stanley 4.10%, due 5/22/23	2,032,000	2,039,759
4.35%, due 9/8/26	1,556,000	1,534,764
Santander UK Group Holdings PLC 3.373%, due 1/5/24 (e)	4,250,000	4,086,501
Santander UK PLC 3.40%, due 6/1/21	3,100,000	3,098,208

		74,560,756

Beverages 0.3%
Maple Escrow Subsidiary, Inc. 4.597%, due 5/25/28 (a)	2,300,000	2,308,515

Biotechnology 0.4%
Celgene Corp. 4.35%, due 11/15/47	3,000,000	2,641,975

Building Materials 1.6%
CRH America, Inc. 5.125%, due 5/18/45 (a)	3,200,000	3,280,486
Fortune Brands Home & Security, Inc. 4.00%, due 6/15/25	3,775,000	3,785,209
Masco Corp. 4.45%, due 4/1/25	2,475,000	2,483,338
4.50%, due 5/15/47	3,000,000	2,625,999

		12,175,032

	Principal Amount	Value

Chemicals 1.6%
Mosaic Co. 4.05%, due 11/15/27	$1,475,000	$1,409,570
NewMarket Corp. 4.10%, due 12/15/22	5,536,000	5,598,214
NOVA Chemicals Corp. 5.00%, due 5/1/25 (a)	2,140,000	2,027,650
Yara International ASA 4.75%, due 6/1/28 (a)	2,725,000	2,739,391

		11,774,825

Diversified Financial Services 0.1%
Discover Financial Services 5.20%, due 4/27/22	350,000	365,058

Electric 3.6%
Appalachian Power Co. 6.375%, due 4/1/36	1,750,000	2,166,533
Arizona Public Service Co. 5.50%, due 9/1/35	1,275,000	1,460,033
Electricite de France S.A. 2.35%, due 10/13/20 (a)	2,000,000	1,961,735
Emera U.S. Finance, L.P. 4.75%, due 6/15/46	2,350,000	2,309,111
Entergy Corp. 4.00%, due 7/15/22	3,700,000	3,751,531
Exelon Corp. 3.497%, due 6/1/22	2,750,000	2,718,184
5.10%, due 6/15/45	3,000,000	3,198,112
FirstEnergy Transmission LLC 4.35%, due 1/15/25 (a)	3,455,000	3,481,495
Great Plains Energy, Inc. 4.85%, due 6/1/21	385,000	395,219
Kansas City Power & Light Co. 7.15%, due 4/1/19	900,000	928,111
Ohio Edison Co. 6.875%, due 7/15/36	2,500,000	3,297,142
WEC Energy Group, Inc. 3.375%, due 6/15/21	1,150,000	1,153,269

		26,820,475

Electronics 0.2%
Amphenol Corp. 3.125%, due 9/15/21	1,700,000	1,690,181

Food 0.7%
General Mills, Inc. 4.70%, due 4/17/48	2,000,000	1,912,643
Ingredion, Inc. 4.625%, due 11/1/20	2,150,000	2,203,783
Kroger Co. 7.70%, due 6/1/29	1,000,000	1,233,893

		5,350,319

12	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Forest Products & Paper 0.5%
Fibria Overseas Finance, Ltd. 4.00%, due 1/14/25	$1,850,000	$1,707,550
5.50%, due 1/17/27	1,750,000	1,741,250

		3,448,800

Gas 0.2%
NiSource, Inc. 5.65%, due 2/1/45	1,125,000	1,284,417

Health Care—Products 0.6%
Becton Dickinson & Co. 2.894%, due 6/6/22	5,000,000	4,836,168

Health Care—Services 0.4%
Laboratory Corp. of America Holdings 3.25%, due 9/1/24	2,975,000	2,876,224

Insurance 1.1%
Farmers Exchange Capital III 5.454%, due 10/15/54 (a)(e)	3,000,000	3,022,850
Nationwide Financial Services, Inc. 5.375%, due 3/25/21 (a)	4,944,000	5,154,685

		8,177,535

Iron & Steel 0.7%
Carpenter Technology Corp. 4.45%, due 3/1/23	1,825,000	1,837,940
Reliance Steel & Aluminum Co. 4.50%, due 4/15/23	3,550,000	3,630,038

		5,467,978

Machinery 0.4%
nVent Finance S.A.R.L. 3.95%, due 4/15/23 (a)	3,125,000	3,092,691

Media 0.5%
Charter Communications Operating LLC/ Charter Communications Operating Capital 3.579%, due 7/23/20	1,750,000	1,747,778
Discovery Communications LLC 3.95%, due 3/20/28	2,250,000	2,130,786

		3,878,564

Mining 0.5%
Anglo American Capital PLC 4.875%, due 5/14/25 (a)	3,625,000	3,642,783

Multi-National 0.4%
International Bank for Reconstruction & Development 2.00%, due 10/30/20	3,000,000	2,950,532

	Principal Amount	Value

Oil & Gas 2.2%
Anadarko Petroleum Corp. 4.85%, due 3/15/21	$2,975,000	$3,061,592
Cenovus Energy, Inc. 4.25%, due 4/15/27	2,200,000	2,119,027
Helmerich & Payne International Drilling Co. 4.65%, due 3/15/25	2,900,000	2,994,284
Nabors Industries, Inc. 5.00%, due 9/15/20	4,250,000	4,281,875
Petroleos Mexicanos 3.50%, due 1/30/23	1,575,000	1,491,005
4.875%, due 1/24/22	1,450,000	1,462,760
5.35%, due 2/12/28 (a)	1,100,000	1,041,480

		16,452,023

Packaging & Containers 0.2%
WestRock Co. 3.75%, due 3/15/25 (a)	1,825,000	1,789,185

Pharmaceuticals 1.0%
Bayer U.S. Finance II LLC 3.875%, due 12/15/23 (a)	2,475,000	2,475,104
CVS Health Corp. 5.05%, due 3/25/48	5,000,000	5,088,481

		7,563,585

Pipelines 2.6%
Buckeye Partners, L.P. 4.15%, due 7/1/23	475,000	469,426
Energy Transfer Partners, L.P. 6.50%, due 2/1/42	1,300,000	1,339,391
Energy Transfer Partners, L.P/Regency Energy Finance Corp. 5.875%, due 3/1/22	4,800,000	5,076,480
Enterprise Products Operating LLC 5.10%, due 2/15/45	3,600,000	3,706,207
Kinder Morgan Energy Partners, L.P. 6.375%, due 3/1/41	400,000	429,246
Kinder Morgan, Inc. 5.00%, due 2/15/21 (a)	4,500,000	4,654,071
ONEOK, Inc. 4.55%, due 7/15/28	1,300,000	1,311,427
Texas Eastern Transmission, L.P. 2.80%, due 10/15/22 (a)	2,350,000	2,246,853

		19,233,101

Real Estate Investment Trusts 2.1%
Highwoods Realty, L.P. 3.625%, due 1/15/23	5,000,000	4,908,479
Host Hotels & Resorts, L.P. 6.00%, due 10/1/21	1,700,000	1,803,329
Realty Income Corp. 3.25%, due 10/15/22	3,000,000	2,953,420

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Real Estate Investment Trusts (continued)
Regency Centers, L.P. 4.80%, due 4/15/21	$1,050,000	$1,079,460
VEREIT Operating Partnership, L.P. 4.875%, due 6/1/26	4,872,000	4,857,067

		15,601,755

Software 0.8%
Fidelity National Information Services, Inc. 2.25%, due 8/15/21	1,150,000	1,107,287
4.75%, due 5/15/48	3,500,000	3,381,127
Fiserv, Inc. 4.75%, due 6/15/21	1,355,000	1,409,071

		5,897,485

Telecommunications 1.6%
AT&T, Inc. 4.45%, due 4/1/24	2,000,000	2,019,119
4.50%, due 5/15/35	1,500,000	1,387,416
Orange S.A. 5.375%, due 1/13/42	1,675,000	1,818,375
Telefonica Emisiones SAU 5.213%, due 3/8/47	1,500,000	1,445,871
Verizon Communications, Inc. 4.272%, due 1/15/36	866,000	798,884
4.50%, due 8/10/33	2,250,000	2,178,859
Vodafone Group PLC 4.375%, due 5/30/28	2,275,000	2,247,957

		11,896,481

Transportation 0.2%
Norfolk Southern Corp. 5.64%, due 5/17/29	1,400,000	1,572,641

Total Corporate Bonds (Cost $276,342,593)		273,823,963

Foreign Government Bonds 0.5%
Mexico 0.4%
United Mexican States 3.75%, due 1/11/28	3,250,000	3,072,875

Poland 0.1%
Republic of Poland Government International Bond 5.00%, due 3/23/22	350,000	368,885

Total Foreign Government Bonds (Cost $3,584,545)		3,441,760

	Principal Amount	Value

Mortgage-Backed Securities 7.9%
Agency (Collateralized Mortgage Obligations) 0.6%
FHLMC Multifamily Structured Pass-Through Certificates Series K031, Class A2 3.30%, due 4/25/23 (f)	$2,300,000	$2,321,514
Series K039, Class A2 3.303%, due 7/25/24	2,400,000	2,420,425

		4,741,939

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 6.7%
Bank Series 2018-BN10, Class A5 3.688%, due 2/15/61	1,500,000	1,491,822
Benchmark Mortgage Trust Series 2018-B1, Class A5 3.666%, due 1/15/51 (f)	600,000	598,114
Citigroup Commercial Mortgage Trust Series 2016-P5, Class A4 2.941%, due 10/10/49	3,000,000	2,845,868
Series 2014-GC21, Class A5 3.855%, due 5/10/47	1,100,000	1,121,738
Series 2018-B2, Class A4 4.009%, due 3/10/51	1,500,000	1,527,446
COMM Mortgage Trust Series 2013-LC13, Class A2 3.009%, due 8/10/46	1,128,168	1,128,125
Series 2016-COR1, Class A4 3.091%, due 10/10/49	3,000,000	2,857,737
Series 2015-LC19, Class A4 3.183%, due 2/10/48	1,400,000	1,366,581
Series 2014-CR17, Class A5 3.977%, due 5/10/47	1,900,000	1,946,639
CSAIL Commercial Mortgage Trust 2018-CX11, Class A4 3.766%, due 4/15/51	2,000,000	1,997,428
GRACE Mortgage Trust Series 2014-GRCE, Class A 3.369%, due 6/10/28 (a)	1,700,000	1,707,502
♦GS Mortgage Securities Trust Series 2016-GS3, Class AS 3.143%, due 10/10/49	4,000,000	3,765,903
Series 2014-GC22, Class A5 3.862%, due 6/10/47	2,600,000	2,650,239
Series 2015-GC32, Class AS 4.018%, due 7/10/48 (f)	3,000,000	3,056,748
JPMBB Commercial Mortgage Securities Trust Series 2013-C14, Class A2 3.019%, due 8/15/46	1,563,104	1,563,828
Series 2014-C19, Class A4 3.997%, due 4/15/47	3,000,000	3,068,750

14	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2016-JP3, Class A2 2.435%, due 8/15/49	$1,100,000	$1,072,051
♦Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C30, Class AS 3.175%, due 9/15/49	4,000,000	3,784,038
Series 2015-C21, Class AS 3.652%, due 3/15/48	1,000,000	988,741
Series 2013-C13, Class A4 4.039%, due 11/15/46	2,900,000	2,981,903
Series 2013-C12, Class A4 4.259%, due 10/15/46 (f)	2,600,000	2,692,418
UBS Commercial Mortgage Trust Series 2018-C8, Class A3 3.72%, due 2/15/51	2,300,000	2,286,166
Wells Fargo Commercial Mortgage Trust Series 2016-NXS6, Class A2 2.399%, due 11/15/49	1,900,000	1,849,855
Series 2016-LC24, Class A2 2.501%, due 10/15/49	1,500,000	1,469,868
Series 2016-C33, Class AS 3.749%, due 3/15/59	500,000	497,336

		50,316,844

Whole Loan (Collateralized Mortgage Obligations) 0.6%
Banc of America Funding Corp. Series 2006-7, Class T2A3 5.695%, due 10/25/36 (f)	216,620	198,742
JPMorgan Mortgage Trust (a)(f) Series 2014-2, Class 1A1 3.00%, due 6/25/29	2,074,762	2,057,177
Series 2015-6, Class A5 3.50%, due 10/25/45	1,408,042	1,400,231
TBW Mortgage-Backed Trust Series 2006-6, Class A2B 5.66%, due 1/25/37 (b)	1,041,671	488,154

		4,144,304

Total Mortgage-Backed Securities (Cost $61,949,772)		59,203,087

Municipal Bonds 1.3%
California 0.3%
Sacramento Municipal Utility District, Revenue Bonds 6.322%, due 5/15/36	1,650,000	2,071,839

	Principal Amount	Value

Connecticut 0.2%
State of Connecticut Special Tax Revenue, Revenue Bonds 5.74%, due 12/1/29	$1,720,000	$1,974,422

Texas 0.7%
Dallas Area Rapid Transit, Revenue Bonds 5.022%, due 12/1/48	700,000	824,208
San Antonio Water System, Revenue Bonds 5.502%, due 5/15/29	2,000,000	2,316,620
Texas Transportation Commission State Highway Fund, Revenue Bonds 5.178%, due 4/1/30	2,150,000	2,457,773

		5,598,601

Washington 0.1%
City of Seattle, Washington, Water System Revenue, Revenue Bonds 5.62%, due 8/1/30	340,000	399,911

Total Municipal Bonds (Cost $9,882,187)		10,044,773

U.S. Government & Federal Agencies 44.5%
♦Federal Home Loan Bank 2.7%
1.375%, due 9/28/20	2,900,000	2,819,525
1.50%, due 10/21/19	1,600,000	1,579,798
2.125%, due 2/11/20	2,500,000	2,484,730
2.30%, due 1/26/21	2,500,000	2,475,503
2.375%, due 3/30/20	1,600,000	1,595,126
2.50%, due 12/10/27	3,000,000	2,834,655
2.51%, due 12/29/22	2,100,000	2,054,558
2.625%, due 5/28/20	2,300,000	2,300,706
3.00%, due 3/10/28	1,900,000	1,860,499

		20,005,100

♦Federal Home Loan Mortgage Corporation 3.4%
1.25%, due 8/15/19	2,000,000	1,973,122
1.35%, due 1/25/19	3,500,000	3,480,655
1.375%, due 8/15/19	4,200,000	4,150,818
1.50%, due 1/17/20	900,000	885,862
1.875%, due 11/17/20	5,900,000	5,790,974
2.75%, due 6/19/23	2,400,000	2,390,940
2.753%, due 1/30/23	2,100,000	2,073,611
3.32%, due 6/14/23	2,300,000	2,300,334
6.25%, due 7/15/32	1,600,000	2,141,386

		25,187,702

♦Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 7.4%
2.50%, due 4/23/20	2,150,000	2,146,244
2.50%, due 6/1/28	2,671,434	2,612,907
2.50%, due 1/1/31	1,178,807	1,146,431
2.50%, due 12/1/31	502,345	488,524

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
2.50%, due 2/1/32	$597,195	$580,761
3.00%, due 6/1/27	339,639	339,762
3.00%, due 9/1/30	2,461,366	2,448,067
3.00%, due 9/1/32	372,317	369,874
3.00%, due 9/1/33	1,849,497	1,842,764
3.00%, due 12/1/37	578,236	567,877
3.00%, due 8/1/43	3,483,464	3,400,297
3.00%, due 6/1/45	1,121,492	1,089,742
3.00%, due 11/1/46	329,488	319,342
3.50%, due 12/1/20	289,266	292,716
3.50%, due 9/1/25	35,876	36,304
3.50%, due 11/1/25	19,782	20,017
3.50%, due 3/1/26	132,144	133,720
3.50%, due 1/1/29	158,994	161,132
3.50%, due 3/1/29	18,988	19,250
3.50%, due 2/1/44	2,080,191	2,086,476
3.50%, due 1/1/45	1,434,264	1,436,674
3.50%, due 9/1/45	6,056,983	6,050,900
3.50%, due 11/1/45	437,544	437,105
3.50%, due 3/1/46	833,854	832,672
3.50%, due 4/1/46	863,906	862,341
3.50%, due 9/1/46	253,722	252,839
3.50%, due 12/1/46	434,151	432,584
3.50%, due 5/1/47	356,669	355,265
3.50%, due 6/1/47	1,907,182	1,899,330
3.50%, due 8/1/47	581,226	578,728
3.50%, due 9/1/47	771,162	767,708
3.50%, due 12/1/47	587,164	584,470
3.50%, due 1/1/48	485,936	483,701
3.50%, due 3/1/48	594,697	591,950
4.00%, due 7/1/23	168,707	175,118
4.00%, due 8/1/25	70,937	72,936
4.00%, due 1/1/31	219,885	225,831
4.00%, due 11/1/41	122,906	126,360
4.00%, due 1/1/42	145,461	149,548
4.00%, due 4/1/42	2,919,308	3,001,320
4.00%, due 5/1/44	2,892,929	2,964,656
4.00%, due 7/1/45	286,543	293,254
4.00%, due 8/1/45	155,565	159,207
4.00%, due 10/1/45	132,370	135,472
4.00%, due 11/1/45	452,699	463,311
4.00%, due 9/1/46	307,556	314,761
4.00%, due 3/1/47	209,262	213,946
4.00%, due 4/1/47	278,890	285,057
4.00%, due 5/1/47	270,444	276,351
4.00%, due 5/1/47 TBA (g)	200,000	203,854
4.00%, due 6/1/47	1,292,935	1,320,822
4.00%, due 7/1/47	281,354	287,443
4.00%, due 5/1/48	198,909	202,922

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
4.50%, due 4/1/22	$26,496	$26,762
4.50%, due 4/1/23	8,675	8,965
4.50%, due 6/1/24	26,134	27,014
4.50%, due 7/1/24	56,522	58,276
4.50%, due 5/1/25	100,239	101,476
4.50%, due 4/1/31	193,730	202,349
4.50%, due 11/1/39	1,080,537	1,131,009
4.50%, due 8/1/40	148,567	156,252
4.50%, due 9/1/40	760,689	795,466
4.50%, due 11/1/40	350,315	364,759
4.50%, due 7/1/41	209,897	220,632
4.50%, due 2/1/47	326,524	339,987
4.50%, due 10/1/47	360,935	377,103
5.00%, due 3/1/23	3,016	3,031
5.00%, due 6/1/23	50,076	51,877
5.00%, due 8/1/23	6,752	6,964
5.00%, due 7/1/24	42,001	43,676
5.00%, due 3/1/25	102,219	105,358
5.00%, due 6/1/30	146,080	154,582
5.00%, due 9/1/31	217,983	230,142
5.00%, due 8/1/35	55,222	58,932
5.00%, due 4/1/37	913,611	974,821
5.00%, due 8/1/37	158,583	169,262
5.00%, due 3/1/40	351,009	374,739
5.50%, due 12/1/18	1,375	1,377
5.50%, due 9/1/21	45,598	46,502
5.50%, due 9/1/22	58,167	59,622
5.50%, due 9/1/37	356,904	386,084
5.50%, due 8/1/38	158,501	171,485
5.50%, due 12/1/38	468,537	505,616
6.00%, due 7/1/21	100,415	102,253
6.00%, due 8/1/36	75,702	82,897
6.00%, due 9/1/37	159,791	176,068
6.00%, due 5/1/40	422,336	464,900
6.50%, due 11/1/35	22,406	24,943
6.50%, due 8/1/37	27,532	31,437
6.50%, due 11/1/37	51,216	57,014
6.50%, due 9/1/39	115,900	129,022
7.00%, due 1/1/33	367,997	400,701
7.00%, due 9/1/33	70,538	76,487

		55,240,485

♦Federal National Mortgage Association 3.4%
0.875%, due 8/2/19	800,000	786,703
1.00%, due 10/24/19	2,000,000	1,961,926
1.25%, due 7/26/19	2,500,000	2,468,948
1.25%, due 8/17/21	2,000,000	1,913,560
1.50%, due 2/28/20	5,200,000	5,112,120
1.875%, due 9/24/26	7,100,000	6,483,109
2.125%, due 4/24/26	3,100,000	2,902,403
6.25%, due 5/15/29	3,000,000	3,853,332

		25,482,101

16	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
♦Federal National Mortgage Association (Mortgage Pass-Through Securities) 9.1%
2.50%, due 4/13/21	$2,850,000	$2,834,918
2.50%, due 2/1/23	496,763	493,197
2.50%, due 2/1/28	1,717,117	1,681,459
2.50%, due 5/1/28	1,061,205	1,039,149
2.50%, due 6/1/30	1,669,050	1,629,709
2.50%, due 1/1/31	200,079	195,356
2.50%, due 9/1/31	1,068,107	1,040,241
2.50%, due 3/1/32	375,937	365,556
2.50%, due 11/1/32	291,322	283,280
2.50%, due 5/1/43	613,611	577,481
3.00%, due 12/1/24	291,441	292,640
3.00%, due 9/1/29	1,165,642	1,165,463
3.00%, due 3/1/30	277,590	276,949
3.00%, due 8/1/30	1,857,882	1,853,591
3.00%, due 10/1/30	63,683	63,536
3.00%, due 1/1/31	237,717	236,435
3.00%, due 3/1/32	593,976	590,773
3.00%, due 6/1/32	1,013,612	1,008,146
3.00%, due 11/1/32	384,571	382,613
3.00%, due 12/1/32	378,762	376,833
3.00%, due 3/1/35	446,261	443,890
3.00%, due 4/1/35	677,349	673,750
3.00%, due 9/1/43	1,571,122	1,534,910
3.00%, due 3/1/46	393,857	382,451
3.00%, due 9/1/46	996,125	966,426
3.00%, due 1/1/47	51,909	50,360
3.50%, due 10/1/20	297,506	301,256
3.50%, due 9/1/21	30,384	30,767
3.50%, due 11/1/23	349,221	353,622
3.50%, due 11/1/28	419,135	425,869
3.50%, due 4/1/29	121,608	123,560
3.50%, due 8/1/29	372,785	377,659
3.50%, due 6/1/31	326,461	331,090
3.50%, due 2/1/32	428,978	435,395
3.50%, due 4/1/32	591,932	600,789
3.50%, due 10/1/34	366,555	370,914
3.50%, due 11/1/40	252,243	253,139
3.50%, due 10/1/43	1,223,202	1,224,898
3.50%, due 11/1/43	786,107	788,332
3.50%, due 1/1/44	1,167,966	1,172,120
3.50%, due 8/1/45	2,400,378	2,396,275
3.50%, due 9/1/45	530,410	529,504
3.50%, due 3/1/46	678,710	677,550
3.50%, due 1/1/47	1,227,353	1,225,065
3.50%, due 12/1/47	684,841	681,958
3.50%, due 1/1/48	1,185,163	1,180,173
4.00%, due 8/1/18	2,760	2,831
4.00%, due 4/1/20	7,130	7,318
4.00%, due 10/1/20	36	37

	Principal Amount	Value

Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.00%, due 3/1/22	$57,399	$58,926
4.00%, due 12/1/25	520,626	534,610
4.00%, due 4/1/31	350,299	359,866
4.00%, due 12/1/39	108,571	111,483
4.00%, due 7/1/40	567,164	582,377
4.00%, due 11/1/41	1,228,777	1,262,060
4.00%, due 3/1/42	612,940	626,659
4.00%, due 5/1/42	1,436,621	1,475,511
4.00%, due 11/1/42	662,946	681,521
4.00%, due 8/1/43	936,766	959,695
4.00%, due 11/1/44	2,272,386	2,321,786
4.00%, due 9/1/45	363,996	371,425
4.00%, due 11/1/45	704,114	718,541
4.00%, due 12/1/45	440,647	449,744
4.00%, due 5/1/46	446,085	455,130
4.00%, due 6/1/46	1,166,400	1,190,273
4.00%, due 9/1/46	1,275,699	1,301,946
4.00%, due 11/1/46	278,046	283,663
4.00%, due 12/1/46	596,098	608,246
4.00%, due 2/1/47	294,862	300,833
4.00%, due 4/1/47	615,770	628,407
4.00%, due 5/1/47 TBA (g)	300,000	305,851
4.00%, due 5/1/47	1,051,299	1,072,941
4.00%, due 6/1/47	180,871	184,605
4.00%, due 9/1/47	577,358	589,396
4.00%, due 10/1/47	367,086	374,613
4.00%, due 11/1/47	392,676	400,884
4.00%, due 1/1/48	396,975	405,520
4.50%, due 5/1/24	239,034	245,276
4.50%, due 4/1/31	264,370	276,293
4.50%, due 11/1/35	205,236	214,771
4.50%, due 4/1/41	560,385	589,381
4.50%, due 5/1/41	787,909	828,917
4.50%, due 7/1/41	695,566	731,270
4.50%, due 9/1/41	305,726	319,550
4.50%, due 3/1/44	296,933	310,946
4.50%, due 8/1/44	1,444,283	1,512,328
4.50%, due 11/1/44	409,340	428,576
4.50%, due 3/1/46	251,895	263,315
4.50%, due 12/1/46	360,011	375,560
4.50%, due 2/1/47	204,126	212,704
4.50%, due 7/1/47	379,420	395,795
4.50%, due 4/1/48	198,347	206,779
5.00%, due 9/1/23	185,283	196,441
5.00%, due 12/1/23	194,777	202,527
5.00%, due 9/1/25	1,191	1,262
5.00%, due 4/1/29	44,020	46,671
5.00%, due 4/1/31	231,620	245,569
5.00%, due 3/1/34	541,612	581,392
5.00%, due 4/1/34	291,379	314,995

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
5.00%, due 4/1/35	$107,305	$114,904
5.00%, due 2/1/36	181,135	194,015
5.00%, due 5/1/37	259	275
5.00%, due 6/1/37	211,640	225,832
5.00%, due 2/1/38	725,400	777,529
5.00%, due 5/1/38	274,454	291,956
5.00%, due 1/1/39	115,532	123,373
5.00%, due 3/1/44	157,472	167,125
5.50%, due 1/1/21	1,232	1,252
5.50%, due 12/1/21	4,083	4,195
5.50%, due 1/1/22	23,425	23,915
5.50%, due 2/1/22	1,506	1,548
5.50%, due 2/1/26	510,445	549,933
5.50%, due 10/1/28	377,434	404,510
5.50%, due 4/1/34	118,442	128,447
5.50%, due 8/1/37	97,882	106,100
5.50%, due 3/1/38	244,184	263,852
5.50%, due 6/1/38	226,137	244,986
5.50%, due 1/1/39	501,725	542,757
5.50%, due 11/1/39	93,315	100,736
5.50%, due 6/1/40	71,122	77,040
5.50%, due 2/1/42	516,988	560,258
6.00%, due 3/1/36	28,369	31,216
6.00%, due 11/1/37	115,225	126,780
6.00%, due 10/1/38	430,518	473,095
6.00%, due 12/1/38	337,359	369,772
6.00%, due 4/1/40	169,587	187,027
6.00%, due 10/1/40	214,020	235,873
6.50%, due 10/1/36	38,718	42,679
6.50%, due 1/1/37	153,313	168,998
6.50%, due 8/1/37	8,747	9,642
6.50%, due 10/1/37	84,623	93,280
7.00%, due 9/1/37	53,680	61,068
7.00%, due 10/1/37	762	858
7.00%, due 11/1/37	7,055	7,906
7.50%, due 7/1/28	19,226	20,660

		67,779,455

♦Government National Mortgage Association (Mortgage Pass-Through Securities) 8.3%
2.50%, due 10/20/46	349,304	331,595
2.50%, due 1/20/47	269,022	255,381
3.00%, due 7/15/43	526,057	518,552
3.00%, due 7/20/43	259,744	256,624
3.00%, due 8/15/43	611,091	602,338
3.00%, due 8/20/43	54,658	54,001
3.00%, due 12/20/43	109,695	108,377
3.00%, due 7/20/45	4,505,822	4,433,561
3.00%, due 8/20/45	351,817	346,610

	Principal Amount	Value

Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
3.00%, due 2/20/46	$418,842	$411,887
3.00%, due 8/20/46	4,863,455	4,774,421
3.00%, due 9/20/46	1,488,317	1,461,562
3.00%, due 10/20/46	610,173	598,657
3.00%, due 12/20/46	2,011,954	1,972,839
3.00%, due 2/20/47	285,179	279,598
3.00%, due 12/20/47	295,274	289,069
3.50%, due 6/20/42	1,302,606	1,319,309
3.50%, due 8/20/43	1,784,641	1,805,892
3.50%, due 11/20/43	1,721,709	1,742,213
3.50%, due 2/15/45	337,866	338,940
3.50%, due 4/20/45	1,361,906	1,370,571
3.50%, due 5/15/45	650,665	652,734
3.50%, due 7/20/45	1,005,014	1,011,409
3.50%, due 8/20/45	691,428	695,828
3.50%, due 12/20/45	2,788,771	2,806,517
3.50%, due 1/20/46	327,367	329,400
3.50%, due 2/20/46	1,010,332	1,016,449
3.50%, due 10/20/46	1,452,355	1,459,361
3.50%, due 11/20/46	2,003,815	2,013,344
3.50%, due 1/20/47	2,364,272	2,375,515
3.50%, due 5/20/47	2,195,186	2,205,624
3.50%, due 6/20/47	747,188	750,740
3.50%, due 7/20/47	1,139,159	1,144,576
3.50%, due 8/20/47	676,888	680,107
3.50%, due 9/20/47	1,085,018	1,090,177
4.00%, due 1/20/42	1,234,798	1,276,933
4.00%, due 2/20/42	478,503	494,844
4.00%, due 8/20/43	1,586,379	1,634,667
4.00%, due 10/20/43	483,109	500,391
4.00%, due 3/15/44	74,099	75,971
4.00%, due 6/20/44	463,345	478,537
4.00%, due 7/15/44	476,865	488,919
4.00%, due 8/20/44	409,936	423,398
4.00%, due 9/20/44	419,770	433,549
4.00%, due 12/20/44	285,013	294,372
4.00%, due 1/20/45	221,848	229,126
4.00%, due 4/20/45	292,511	302,115
4.00%, due 7/15/45	315,107	323,564
4.00%, due 8/15/45	224,491	230,324
4.00%, due 9/20/45	150,290	155,220
4.00%, due 2/20/46	282,372	291,459
4.00%, due 12/20/46	424,965	436,601
4.00%, due 1/20/47	366,594	376,065
4.00%, due 2/20/47	369,256	378,796
4.00%, due 3/20/47	855,176	878,977
4.00%, due 4/20/47	245,810	252,392
4.00%, due 5/20/47	505,270	518,802
4.00%, due 7/20/47	458,967	472,481
4.00%, due 12/20/47	495,349	508,146

18	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.50%, due 6/15/39	$1,155,705	$1,222,511
4.50%, due 6/15/40	321,431	340,117
4.50%, due 6/20/40	523,224	549,923
4.50%, due 3/20/41	210,188	220,896
4.50%, due 4/20/41	157,237	165,254
4.50%, due 9/20/41	316,371	332,837
4.50%, due 12/20/41	58,548	61,604
4.50%, due 4/20/42	113,464	119,266
4.50%, due 8/20/43	309,126	325,440
4.50%, due 3/20/44	501,020	527,774
4.50%, due 12/20/44	165,883	174,717
4.50%, due 4/20/45	133,310	140,432
4.50%, due 5/20/47	303,142	316,669
5.00%, due 9/15/39	250,723	267,083
5.00%, due 6/15/40	302,249	318,037
5.00%, due 7/15/40	302,584	322,454
5.00%, due 9/20/40	1,111,612	1,190,215
5.00%, due 10/20/41	94,596	101,724
5.00%, due 8/20/43	73,674	78,506
5.50%, due 1/20/35	5,304	5,793
5.50%, due 7/15/35	81,067	88,146
5.50%, due 8/15/35	64,358	70,204
5.50%, due 5/15/36	46,741	51,445
5.50%, due 6/15/38	18,234	19,722
5.50%, due 1/15/39	109,826	118,657
5.50%, due 3/20/39	348,350	370,092
5.50%, due 7/15/39	78,099	84,410
5.50%, due 12/15/39	26,604	28,980
5.50%, due 2/15/40	153,824	166,213
6.00%, due 11/15/37	27,418	30,445
6.00%, due 12/15/37	208,060	227,441
6.00%, due 9/15/38	181,363	198,257
6.00%, due 10/15/38	46,774	51,132
6.50%, due 3/15/36	103,872	114,547
6.50%, due 6/15/36	57,160	63,035
6.50%, due 9/15/36	32,037	35,330
6.50%, due 7/15/37	88,167	97,790
7.00%, due 7/15/31	35,428	37,049

		61,593,574

♦United States Treasury Bonds 2.0%
3.00%, due 2/15/48	10,650,000	10,685,777
4.25%, due 5/15/39	3,425,000	4,131,540

		14,817,317

♦United States Treasury Notes 8.2%
1.125%, due 2/28/21	300,000	288,645
1.50%, due 6/15/20	2,900,000	2,843,019
2.25%, due 2/15/21	5,300,000	5,253,211
2.375%, due 4/15/21	4,150,000	4,123,414
2.50%, due 5/31/20	33,900,000	33,884,109

	Principal Amount	Value

United States Treasury Notes (continued)
2.625%, due 5/15/21	$4,000,000	$4,000,312
2.75%, due 4/30/23	3,300,000	3,303,223
2.875%, due 5/31/25	5,000,000	5,019,141
2.875%, due 5/15/28	2,825,000	2,830,628

		61,545,702

Total U.S. Government & Federal Agencies (Cost $336,673,750)		331,651,436

Total Long-Term Bonds (Cost $751,106,763)		740,012,893

Short-Term Investments 1.0%
Repurchase Agreement 0.7%
RBC Capital Markets 2.08%, dated 6/29/18 due 7/2/18 Proceeds at Maturity $5,548,962 (Collateralized by United States Treasury securities with a rate of 1.625% and a maturity date of 4/30/19, with a Principal Amount of $5,676,900 and a Market Value of $5,660,008)	5,548,000	5,548,000

Total Repurchase Agreement (Cost $5,548,000)		5,548,000

U.S. Government & Federal Agencies 0.3%
Federal Home Loan Bank Discount Notes 1.572%, due 7/2/18 (h)	2,000,000	1,999,828

Total U.S. Government & Federal Agencies (Cost $1,999,828)		1,999,828

Total Short-Term Investments (Cost $7,547,828)		7,547,828

Total Investments (Cost $758,654,591)	100.2%	747,560,721
Other Assets, Less Liabilities	(0.2)	(1,383,481)
Net Assets	100.0%	$746,177,240

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Step coupon—Rate shown was the rate in effect as of June 30, 2018.

(c)	Floating rate—Rate shown was the rate in effect as of June 30, 2018.

(d)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of June 30, 2018, the total market value of fair valued security was $2,200,000, which represented 0.3% of the Portfolio’s net assets.

(e)	Fixed to floating rate—Rate shown was the rate in effect as of June 30, 2018.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

(f)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.
(g)	TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of
June 30, 2018, the total net market value of these securities was $509,705, which represented 0.1% of the Portfolio’s net assets. All or a portion of these securities are a part of a mortgage dollar roll agreement.

(h)	Interest rate shown represents yield to maturity.

The following abbreviation is used in the preceding pages:

LIBOR—London Interbank Offered Rate

As of June 30, 2018, the Portfolio held the following futures contracts1:

Type	Number of Contracts Long (Short)	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
2-Year United States Treasury Note	298	September 2018	$63,086,485	$63,124,782	$38,297
5-Year United States Treasury Note	238	September 2018	26,957,795	27,040,890	83,095
10-Year United States Treasury Note	60	September 2018	7,171,632	7,211,250	39,618
10-Year United States Treasury Ultra Note	(78)	September 2018	(9,886,846)	(10,002,281)	(115,435)
United States Treasury Long Bond	4	September 2018	565,640	580,000	14,360
United States Treasury Ultra Bond	205	September 2018	31,770,825	32,710,313	939,488

			$119,665,531	$120,664,954	$999,423

1.	As of June 30, 2018, cash in the amount of $976,016 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2018.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$61,847,874	$—	$61,847,874
Corporate Bonds	—	273,823,963	—	273,823,963
Foreign Government Bonds	—	3,441,760	—	3,441,760
Mortgage-Backed Securities	—	59,203,087	—	59,203,087
Municipal Bonds	—	10,044,773	—	10,044,773
U.S. Government & Federal Agencies	—	331,651,436	—	331,651,436

Total Long-Term Bonds	—	740,012,893	—	740,012,893

Short-Term Investments
Repurchase Agreement	—	5,548,000	—	5,548,000
U.S. Government & Federal Agencies	—	1,999,828	—	1,999,828

Total Short-Term Investments	—	7,547,828	—	7,547,828

Total Investments in Securities	—	747,560,721	—	747,560,721

Other Financial Instruments
Futures Contracts (b)	1,114,858	—	—	1,114,858

Total Investments in Securities and Other Financial Instruments	$1,114,858	$747,560,721	$—	$748,675,579

20	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts (b)	$(115,435)	$—	$—	$(115,435)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2018, the Portfolio did not have any transfers between among levels. (See Note 2)

As of June 30, 2018, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Statement of Assets and Liabilities as of June 30, 2018 (Unaudited)

Assets
Investment in securities, at value (identified cost $758,654,591)	$747,560,721
Cash collateral on deposit at broker for futures contracts	976,016
Cash	109
Receivables:
Interest	5,143,260
Investment securities sold	999,841
Fund shares sold	177,463
Other assets	3,720

Total assets	754,861,130

Liabilities
Payables:
Investment securities purchased	6,809,585
Fund shares redeemed	1,370,804
Manager (See Note 3)	304,375
NYLIFE Distributors (See Note 3)	63,650
Professional fees	40,004
Variation margin on futures contracts	37,607
Shareholder communication	34,775
Custodian	17,232
Trustees	1,231
Accrued expenses	4,627

Total liabilities	8,683,890

Net assets	$746,177,240

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$53,514
Additional paid-in capital	733,453,175

733,506,689
Undistributed net investment income	28,219,338
Accumulated net realized gain (loss) on investments and futures transactions	(5,454,340)
Net unrealized appreciation (depreciation) on investments and futures contracts	(10,094,447)

Net assets	$746,177,240

Initial Class
Net assets applicable to outstanding shares	$435,556,889

Shares of beneficial interest outstanding	31,091,988

Net asset value per share outstanding	$14.01

Service Class
Net assets applicable to outstanding shares	$310,620,351

Shares of beneficial interest outstanding	22,421,827

Net asset value per share outstanding	$13.85

22	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2018 (Unaudited)

Investment Income (Loss)
Income
Interest	$12,698,571
Other	85

Total income	12,698,656

Expenses
Manager (See Note 3)	1,941,205
Distribution/Service—Service Class (See Note 3)	394,215
Professional fees	54,607
Shareholder communication	47,329
Custodian	14,428
Trustees	8,935
Miscellaneous	16,212

Total expenses	2,476,931

Net investment income (loss)	10,221,725

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	(4,367,307)
Futures transactions	(2,661,646)

Net realized gain (loss) on investments and futures transactions	(7,028,953)

Net change in unrealized appreciation (depreciation) on:
Investments	(22,418,282)
Futures contracts	1,025,466

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(21,392,816)

Net realized and unrealized gain (loss) on investments and futures transactions	(28,421,769)

Net increase (decrease) in net assets resulting from operations	$(18,200,044)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statements of Changes in Net Assets

for the six months ended June 30, 2018 (Unaudited) and the year ended December 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$10,221,725	$17,958,481
Net realized gain (loss) on investments and futures transactions	(7,028,953)	1,913,884
Net change in unrealized appreciation (depreciation) on investments, investments sold short and futures contracts	(21,392,816)	10,929,520

Net increase (decrease) in net assets resulting from operations	(18,200,044)	30,801,885

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(12,467,375)
Service Class	—	(7,602,517)

	—	(20,069,892)

From net realized gain on investments:
Initial Class	—	(4,498,190)
Service Class	—	(3,066,534)

	—	(7,564,724)

Total dividends and distributions to shareholders	—	(27,634,616)

Capital share transactions:
Net proceeds from sale of shares	57,482,459	142,749,124
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	27,634,616
Cost of shares redeemed	(143,702,109)	(213,780,274)

Increase (decrease) in net assets derived from capital share transactions	(86,219,650)	(43,396,534)

Net increase (decrease) in net assets	(104,419,694)	(40,229,265)

Net Assets
Beginning of period	850,596,934	890,826,199

End of period	$746,177,240	$850,596,934

Undistributed net investment income at end of period	$28,219,338	$17,997,613

24	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,
Initial Class	2018*		2017	2016		2015	2014	2013
Net asset value at beginning of period	$14.31		$14.26	$14.19		$14.52	$14.00	$14.78

Net investment income (loss) (a)	0.19		0.32	0.32		0.31	0.33	0.26
Net realized and unrealized gain (loss) on investments	(0.49)		0.23	0.20		(0.27)	0.49	(0.54)

Total from investment operations	(0.30)		0.55	0.52		0.04	0.82	(0.28)

Less dividends and distributions:
From net investment income	—		(0.37)	(0.39)		(0.36)	(0.30)	(0.27)
From net realized gain on investments	—		(0.13)	(0.06)		(0.01)	—	(0.23)

Total dividends and distributions	—		(0.50)	(0.45)		(0.37)	(0.30)	(0.50)

Net asset value at end of period	$14.01		$14.31	$14.26		$14.19	$14.52	$14.00

Total investment return (b)	(2.10	%)(c)	3.85%	3.53%		0.22%	5.82%	(1.82%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.68	% ††	2.23%	2.16	%(d)	2.14%	2.29%	1.82%
Net expenses	0.53	% ††	0.52%	0.51	%(e)	0.52%	0.53%	0.53%
Expenses (before waiver/reimbursement)	0.53	% ††	0.52%	0.53%		0.52%	0.53%	0.53%
Portfolio turnover rate (f)	75%		209%	258%		326%	262%	327%
Net assets at end of period (in 000’s)	$435,557		$517,067	$538,979		$707,265	$733,113	$676,544

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 2.14%.
(e)	Without the custody fee reimbursement, net expenses would have been 0.53%.
(f)

The portfolio turnover rates not including mortgage dollar rolls were 72%, 190%, 223%, 191%, 116% and 170% for the six months ended June 30, 2018 and years ended December 31, 2017, 2016, 2015, 2014 and 2013, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,
Service Class	2018*		2017	2016		2015	2014	2013
Net asset value at beginning of period	$14.16		$14.12	$14.06		$14.39	$13.87	$14.64

Net investment income (loss) (a)	0.17		0.28	0.28		0.27	0.29	0.22
Net realized and unrealized gain (loss) on investments	(0.48)		0.22	0.19		(0.27)	0.48	(0.52)

Total from investment operations	(0.31)		0.50	0.47		(0.00)‡	0.77	(0.30)

Less dividends and distributions:
From net investment income	—		(0.33)	(0.35)		(0.32)	(0.25)	(0.24)
From net realized gain on investments	—		(0.13)	(0.06)		(0.01)	—	(0.23)

Total dividends and distributions	—		(0.46)	(0.41)		(0.33)	(0.25)	(0.47)

Net asset value at end of period	$13.85		$14.16	$14.12		$14.06	$14.39	$13.87

Total investment return (b)	(2.19	%)(c)	3.59%	3.27%		(0.03%)	5.56%	(2.07%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.44	% ††	1.98%	1.90	%(d)	1.89%	2.04%	1.55%
Net expenses	0.78	% ††	0.77%	0.76	%(e)	0.77%	0.78%	0.78%
Expenses (before waiver/reimbursement)	0.78	% ††	0.77%	0.78%		0.77%	0.78%	0.78%
Portfolio turnover rate (f)	75%		209%	258%		326%	262%	327%
Net assets at end of period (in 000’s)	$310,620		$333,530	$351,848		$339,529	$358,663	$364,746

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.88%.
(e)	Without the custody fee reimbursement, net expenses would have been 0.78%.
(f)

The portfolio turnover rates not including mortgage dollar rolls were 72%, 190%, 223%, 191%, 116% and 170% for the six months ended June 30, 2018 and years ended December 31, 2017, 2016, 2015, 2014 and 2013, respectively.

26	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and Notes relate to the MainStay VP Bond Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on January 23, 1984. Service Class shares commenced operations on June 4, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 of the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

27

Notes to Financial Statements (Unaudited) (continued)

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2018, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of June 30, 2018, there were no securities held by the Portfolio that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

28	MainStay VP Bond Portfolio

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, which are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(H)  Securities Sold Short.  The Portfolio may engage in sales of securities it does not own (“short sales”) as part of its investment strategies. When the Portfolio enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the

29

Notes to Financial Statements (Unaudited) (continued)

value of the hedged investments. During the six-month period ended June 30, 2018, the Portfolio did not engage in short sales as part of its investment strategies.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAVs and may result in a loss to the Portfolio. As of June 30, 2018, open futures contracts are shown in the Portfolio of Investments.

(J)  Dollar Rolls.  The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are “to be announced,” therefore, the Portfolio accounts for these transactions as purchases and sales.

The securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolio maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty. The Portfolio accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(K)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the six-month period ended June 30, 2018, the Portfolio did not have any portfolio securities on loan.

(L)  Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets.

30	MainStay VP Bond Portfolio

The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.

The Portfolio may invest in foreign debt securities, which carry certain risks that are in addition to the usual risks inherent in domestic debt securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(M)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(N)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio’s securities as well as help manage the duration and yield curve of the portfolio.

Fair value of derivative instruments as of June 30, 2018:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$1,114,858	$1,114,858

Total Fair Value		$1,114,858	$1,114,858

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets— Net unrealized depreciation on investments and futures contracts (a)	$(115,435)	$(115,435)

Total Fair Value		$(115,435)	$(115,435)

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2018:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(2,661,646)	$(2,661,646)

Total Realized Gain (Loss)		$(2,661,646)	$(2,661,646)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$1,025,466	$1,025,466

Total Change in Unrealized Appreciation (Depreciation)		$1,025,466	$1,025,466

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Long	$101,214,877	$101,214,877
Futures Contracts Short	$(16,275,672)	$(16,275,672)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an

31

Notes to Financial Statements (Unaudited) (continued)

Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Pursuant to the terms of a Subadvisory Agreement with New York Life Investments, NYL Investors LLC (“NYL Investors” or “Subadvisor”), a registered investment adviser and a direct wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.50% up to $500 million; 0.475% from $500 million to $1 billion; 0.45% from $1 billion to $3 billion; and 0.44% in excess of $3 billion. During the six-month period ended June 30, 2018, the effective management fee rate was 0.49%.

During the six-month period ended June 30, 2018, New York Life Investments earned fees from the Portfolio in the amount of $1,941,205.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of June 30, 2018, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$758,983,257	$4,688,769	$(16,111,305)	$(11,422,536)

During the year ended December 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$27,634,616	$ —

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2018, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

32	MainStay VP Bond Portfolio

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2018, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2018, purchases and sales of U.S. government securities were $415,355 and $493,487, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $171,341 and $160,866, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2018 and the year ended December 31, 2017, were as follows:

Initial Class	Shares	Amount
Six-month period ended June 30, 2018:
Shares sold	2,936,241	$41,322,274
Shares redeemed	(7,989,025)	(111,926,025)

Net increase (decrease)	(5,052,784)	$(70,603,751)

Year ended December 31, 2017:
Shares sold	7,652,056	$110,997,818
Shares issued to shareholders in reinvestment of dividends and distributions	1,191,108	16,965,565
Shares redeemed	(10,501,785)	(151,573,097)

Net increase (decrease)	(1,658,621)	$(23,609,714)

Service Class	Shares	Amount
Six-month period ended June 30, 2018:
Shares sold	1,164,329	$16,160,185
Shares redeemed	(2,289,376)	(31,776,084)

Net increase (decrease)	(1,125,047)	$(15,615,899)

Year ended December 31, 2017:
Shares sold	2,221,631	$31,751,306
Shares issued to shareholders in reinvestment of dividends and distributions	756,047	10,669,051
Shares redeemed	(4,350,322)	(62,207,177)

Net increase (decrease)	(1,372,644)	$(19,786,820)

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2018, events and transactions subsequent to June 30, 2018, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

33

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

34	MainStay VP Bond Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

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Not part of the Semiannual Report

2018 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

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You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

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1781605	MSVPB10-08/18 (NYLIAC) NI509

MainStay VP Emerging Markets Equity Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2018

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Message from the President

The six months ended June 30, 2018, saw mixed performance among stocks and bonds. U.S. stocks generally advanced during the reporting period, while international and emerging-market stocks declined.

According to FTSE-Russell data on U.S. stocks, the strongest performance came from the smallest companies during the reporting period, with growth stocks outperforming value stocks at all capitalization levels. While growth stocks provided positive total returns at all capitalization levels, value stocks of midcap and larger companies provided negative returns.

Among U.S. fixed-income securities, shorter-term instruments generally advanced during the first half of 2018, while longer-term bonds on balance declined. Although convertible bonds, bank loans and high-yield corporate bonds generated positive returns during the reporting period, most mortgage-backed securities declined. International and emerging-market bonds also provided negative total returns during the reporting period.

Several factors influenced the stock and bond markets during the first half of 2018. Major tax reforms were signed into law in December 2017 and boosted stock performance early in the reporting period. As the year progressed, however, trade tensions between the U.S. and several of its trading partners led to sustained market volatility, which adversely affected stock prices despite robust corporate earnings and profits. An historic meeting between leaders of the United States and North Korea lifted stock prices briefly in June 2018. While crude oil prices remained volatile, they generally rose during the reporting period, which helped many energy stocks.

The Federal Open Market Committee raised the federal funds target range twice during the reporting period, which led to rising U.S. Treasury yields across the maturity spectrum. The greatest increase occurred among 3-year U.S. Treasury notes, with yield increases tapering off for longer-term U.S. Treasury securities. When interest-rates rise, bond prices tend to decline (and vice versa), which may account for the negative performance of several fixed-income sectors during the reporting period.

Through the ups and downs of the stock and bond markets, MainStay VP portfolio managers seek to pursue the objectives of their individual Portfolios using the investment strategies and processes outlined in the prospectus. As a MainStay VP shareholder, your investments are guided by the market experience and professional insight of our portfolio managers as they seek to deliver long-term returns within prospectus guidelines and manage the specific risks of their respective Portfolios.

Whatever direction the markets may take, MainStay encourages shareholders to maintain a long-term investment perspective. The report that follows contains additional information on the market events, investment decisions and specific securities that shaped the performance of your MainStay VP Portfolio during the six months ended June 30, 2018. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2018

Class	Inception Date	Six Months	One Year	Five Years	Since Inception	Gross Expense Ratio[1]
Initial Class Shares	2/17/2012	–8.50%	6.99%	2.31%	–0.28%	1.20%
Service Class Shares	2/17/2012	–8.61	6.73	2.05	–0.54	1.45

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
MSCI Emerging Markets Index[2]	–6.66%	8.20%	5.01%	2.58%
Morningstar Diversified Emerging Markets Category Average[3]	–7.05	6.09	4.05	2.33

1.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

2.

The MSCI Emerging Markets Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The MSCI Emerging Markets Index is a free float-adjusted market-capitalization index that is designed to measure equity market performance in the global emerging markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

3.

The Morningstar Diversified Emerging Markets Category Average is representative of funds that tend to divide their assets among 20 or more nations, although they tend to focus on the emerging markets of Asia and Latin America rather than on those of the Middle East, Africa, or Europe. These portfolios invest predominantly in emerging market equities, but some funds also invest in both equities and fixed income investments from emerging markets. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Emerging Markets Equity Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2018, to June 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2018, to June 30, 2018. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/18	Ending Account Value (Based on Actual Returns and Expenses) 6/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$915.00	$5.56	$1,019.00	$5.86	1.17%

Service Class Shares	$1,000.00	$913.90	$6.74	$1,017.80	$7.10	1.42%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the exchange-traded funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Emerging Markets Equity Portfolio

Country Composition as of June 30, 2018 (Unaudited)

China	34.9%
Republic of Korea	16.2
Taiwan	10.6
India	8.2
Brazil	6.6
South Africa	5.8
Russia	4.2
Mexico	1.9
Thailand	1.9
Turkey	1.4
Indonesia	1.3
Poland	1.3
Malaysia	0.9

United Arab Emirates	0.8%
Hong Kong	0.7
United States	0.6
Colombia	0.5
Peru	0.5
Philippines	0.3
Argentina	0.2
Chile	0.1
Greece	0.0	‡
Hungary	0.0	‡
Other Assets, Less Liabilities	1.1

	100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of June 30, 2018 (excluding short-term investment) (Unaudited)

1.	Tencent Holdings, Ltd.

2.	Samsung Electronics Co., Ltd.

3.	Alibaba Group Holding, Ltd., Sponsored ADR

4.	Taiwan Semiconductor Manufacturing Co., Ltd.

5.	Naspers, Ltd., Class N
6.	China Construction Bank Corp., Class H

7.	Ping An Insurance Group Co. of China, Ltd., Class H

8.	Vale S.A.

9.	Tatneft PJSC

10.	SK Hynix, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Ping Wang, PhD, and Andrew Ver Planck, CFA, of MacKay Shields LLC (“MacKay Shields”), a Subadvisor of the Portfolio, and Jan Boudewijns, Philip Screve and Mohamed Lamine Saidi of Candriam Belgium (“Candriam”), a Subadvisor of the Portfolio.

How did MainStay VP Emerging Markets Equity Portfolio perform relative to its benchmark and peers for the six months ended June 30, 2018?

For the six months ended June 30, 2018, MainStay VP Emerging Markets Equity Portfolio returned –8.50% for Initial Class shares and –8.61% for Service Class shares. Over the same period, both share classes underperformed the –6.66% return of the MSCI Emerging Markets Index,1 which is the Portfolio’s benchmark, and the –7.05% return of the Morningstar Diversified Emerging Markets Category Average.2

Were there any changes to the Portfolio during the reporting period?

Effective January 1, 2018, MacKay Shields assumed subadvisory responsibilities for the portion of the Portfolio formerly subadvised by Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”) and the portfolio managers from Cornerstone Holdings transitioned to MacKay Shields. For more information on these changes, please refer to the supplement dated September 28, 2017.

What factors affected the Portfolio’s relative performance during the reporting period?

Candriam

Although the portion of the Portfolio subadvised by Candriam performed in line with the MSCI Emerging Markets Index over much of the reporting period, it underperformed in June as a combination of a hawkish Federal Reserve, weaker emerging-market currencies and escalating trade tensions between emerging market countries and the United States took their toll on relative performance. The portion of the Portfolio subadvised by Candriam followed the Candriam emerging-markets strategy as much as was technically possible. The main differences were linked to Russia sanctions-related restrictions. The Portfolio’s position in Russian oil producer Tatneft had stronger absolute performance than other Russian holdings in the portfolio.

The relative performance of the Candriam portion of the Portfolio was affected by our investment process, which focuses on bottom-up selection of reasonably priced quality companies delivering strong and sustainable profitability. This process results in a structural tilt toward quality and toward growth stocks. The reporting period was characterized by short bouts of over- and underperformance of growth and quality styles, with no clear ultimate winner.

Following a very strong 2017, slowing growth momentum led investors to take profits in some of last year’s winners in the information technology sector, explaining some of the Portfolio’s underperformance during the reporting period. A hawkish Federal Reserve and a stronger U.S. dollar translated into emerging-market currency weakness, hurting part of the financials sector. Weaker local currencies in countries such as Argentina or Turkey hurt financial stocks through a combined stock price and currency effect as stress built up in their respective financial systems. The U.S. government’s decision to impose new sanctions on Russia and to escalate trade tensions with China also detracted from relative performance in the portion of the Portfolio subadvised by Candriam, hurting Portfolio investments such as Rusal (Russia) or ZTE (China). As a result, the Candriam portion of the Portfolio moderately underperformed the MSCI Emerging Markets Index during the reporting period.

Although China and the information technology sector continued to dominate exposure in the portion of the Portfolio subadvised by Candriam in absolute and relative terms, we continued to seek to maintain a balanced portfolio.

MacKay Shields

The portion of the Portfolio subadvised by MacKay Shields underperformed the MSCI Emerging Market Index during the reporting period, primarily as a result of stock selection. Because investors concentrated on macroeconomic themes such as trade tensions between the United States and China, they appeared to pay less attention to company fundamentals. In the MacKay Shields portion of the Portfolio, this resulted in valuation signals—which sought to evaluate companies across sales- and cash-based measures relative to peers—being underrewarded during the reporting period. In the MacKay Shields portion of the Portfolio, the momentum and sentiment composite provided positive performance during the reporting period, but the results were not strong enough to offset the underperformance of value.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

Candriam

The consumer staples, health care and telecommunication services sectors made the strongest positive sector contributions to the performance of the Candriam portion of the Portfolio relative to the MSCI Emerging Markets Index. (Contributions take weightings and total returns into account.) In the portion of the Portfolio subadvised by Candriam, stock selection helped relative performance in each of these sectors, especially in consumer staples. The Candriam portion of the Portfolio held an overweight position in the health care sector,

1.	See footnote on page 5 for more information on the MSCI Emerging Markets Index.
2.	See footnote on page 5 for more information on the Morningstar Diversified Emerging Markets Category Average.

8	MainStay VP Emerging Markets Equity Portfolio

which provided positive total returns and strengthened relative performance. In the Candriam portion of the Portfolio, an underweight position in the telecommunication services sector, which provided negative total returns, contributed positively to the relative performance of the Candriam portion of the Portfolio.

In the portion of the Portfolio subadvised by Candriam, information technology, financials and materials made the weakest sector contributions to performance relative to the MSCI Emerging Markets Index. Each of these sectors saw negative total returns in the Candriam portion of the Portfolio, with weak stock selection detracting from relative performance. The Candriam portion of the Portfolio maintained an overweight position relative to the benchmark in the information technology and materials sectors and an underweight position in the financials sector.

MacKay Shields

In the portion of the Portfolio subadvised by MacKay Shields, industrials, consumer staples and information technology made the strongest positive sector contributions to relative performance during the reporting period. Over the same period, the energy, financials and materials sectors were the weakest contributors to relative performance in the MacKay Shields portion of the Portfolio.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

Candriam

In the portion of the Portfolio subadvised by Candriam, the strongest contributions to absolute performance came from Chinese drug manufacturer CSPC Pharmaceutical Group, Chinese camera lens and module manufacturer Sunny Optical Technology Group and South Korean hospitality and duty-free services company Hotel Shilla.

CSPC Pharmaceutical performed strongly as what we believed to be one of the best-positioned pharmaceutical companies in China. The company’s stock advanced on the back of a robust innovative drug pipeline and a strong position in vitamin C and caffeine in the international market.

Sunny Optical’s share price continued to benefit from the company’s strong position in the Chinese market and the significant expansion in optical component applications, driven by camera specification upgrades, 3D sensing and automobile opportunities.

Hotel Shilla is broadly exposed to Chinese tourists and resellers, and the company’s share price recovered on a resurgence of travellers from mainland China to Korea. Easing competition in duty-free shopping has further helped the company’s business.

In the portion of the Portfolio subadvised by Candriam, major detractors from absolute performance included Russian aluminum company Rusal, Indian e-governance service provider Vakrangee and Chinese telecommunications equipment manufacturer ZTE. Each of these stocks provided negative returns in the Candriam portion of the Portfolio during the reporting period.

Hong Kong-listed Rusal saw its share price collapse after the U.S. Treasury included the company on the Office of Foreign Assets Control (OFAC) Special Designated Nationals (SDN) list targeting Russia, effectively forcing U.S.-linked investors, including the Candriam portion of the Portfolio, to divest the stock, despite the company’s strong fundamentals and rising aluminum prices. As a result, the portion of the Portfolio subadvised by Candriam fully divested its position in Rusal.

Vakrangee came under pressure after India’s largest network of last-mile retail outlets delivering banking, insurance and other services was investigated by the Securities and Exchange Board of India for alleged manipulation. While no formal proof of wrongdoing was found, the Candriam portion of the Portfolio decided to sell its position in the company on general concerns about corporate governance.

ZTE stock was suspended from trading in April after the U.S. Department of Commerce banned U.S. companies from selling components to ZTE. As trading resumed in June, the Candriam portion of the Portfolio divested its position in the company on concerns that the ban could have a serious impact on earnings and market-share and that the issues may not be easily resolved as the company intertwines with the trade dispute between the United States and China.

MacKay Shields

During the reporting period, Taiwan-based electronics manufacturer Yageo, Malaysian low-cost airline AirAsia and retail e-commerce site Alibaba were the most substantial positive individual stock contributors to absolute performance in the portion of the Portfolio subadvised by MacKay Shields. Over the same period, IT services management company Vakrangee, electronics company Samsung, and Chinese automaker Guangzhou Automobile made the weakest contributions to relative performance in the MacKay Shields portion of the Portfolio.

Did the Portfolio make any significant purchases or sales during the reporting period?

Candriam

During the reporting period, the portion of the Portfolio subadvised by Candriam made significant purchases in Polish banking and financial services group Alior Bank and in South Korean engineering and construction group Samsung Engineering.

9

The Candriam portion of the Portfolio added a position in Alior Bank on rerating hopes linked to expansion in return on equity through loan growth, net interest margin expansion, cost synergies and better management of risk. In our opinion, rate hikes and merger speculation could also serve as possible rerating catalysts.

The portion of the Portfolio subadvised by Candriam added a position in Samsung Engineering because we believed that the company could benefit from rising hydrocarbon project activity supported by higher oil prices. We believe that a strong new-order pipeline could provide further support for the company’s stock price.

In the portion of the Portfolio subadvised by Candriam, significant sales included Chinese Internet search engine Baidu and Chinese Internet, mobile and telecommunication services company Tencent Holdings.

The Candriam portion of the Portfolio fully divested itself of Baidu following investor fears that increased investment may lead to margin pressure. In our opinion, better value could be found elsewhere in the information technology sector.

The portion of the Portfolio subadvised by Candriam further trimmed its position in Tencent Holdings on concerns about increased competition as we sought to further diversify risk in the concentrated Chinese information technology sector.

MacKay Shields

In the portion of the Portfolio subadvised by MacKay Shields, substantial purchases during the reporting period included biotechnology company Shire PLC and financial services company Zurich Insurance group. Each of these purchases reflected improvement in the respective company’s alpha3 scores in our model.

In the MacKay Shields portion of the Portfolio, substantial sales included telecommunication services company NTT Docomo and Danish banking group Danske Bank A/S. Both stocks were sold because they showed poor earnings momentum.

How did the Portfolio’s sector weightings change during the reporting period?

Candriam

The portion of the Portfolio subadvised by Candriam substantially increased its sector weighting relative to the MSCI

Emerging Markets Index in consumer staples during the reporting period. Over the same period, the Candriam portion of the Portfolio also increased its relative sector weightings in energy and financials. The Candriam portion of the Portfolio substantially decreased its sector weighting relative to the benchmark in information technology. The portion of the Portfolio subadvised by Candriam also decreased its relative sector weightings in telecommunications services and industrials.

MacKay Shields

During the reporting period, the most-substantial increases in sector exposure relative to the MSCI Emerging Markets Index in the portion of the Portfolio subadvised by MacKay Shields were in industrials and real estate. In the MacKay Shields portion of the Portfolio, the most-substantial decreases in sector exposure during the reporting period were in information technology and telecommunication services.

How was the Portfolio positioned at the end of the reporting period?

Candriam

As of June 30, 2018, the most-substantially overweight sector positions relative to the MSCI Emerging Markets Index in the Candriam portion of the Portfolio were in information technology, health care and materials. As of the same date, the most-substantially underweight sectors relative to the benchmark in the portion of the Portfolio subadvised by Candriam were telecommunication services, financials and utilities.

MacKay Shields

As of June 30, 2018, the most-substantially overweight sectors relative to the MSCI Emerging Markets Index in the MacKay Shields portion of the Portfolio were industrials and energy. As of the same date, the most-substantially underweight sectors relative to the benchmark in the MacKay Shields portion of the Portfolio were telecommunication services and consumer discretionary.

3.

Alpha measures the relationship between a mutual fund’s return and its beta over a three-year period. Often, alpha is viewed as the excess return (positive or negative) or the value added by the portfolio manager. Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

10	MainStay VP Emerging Markets Equity Portfolio

Portfolio of Investments June 30, 2018 (Unaudited)

	Shares	Value

Common Stocks 94.5%†
Argentina 0.2%
Grupo Financiero Galicia S.A., ADR (Banks)	36,000	$1,187,280

Brazil 4.3%
Banco do Brasil S.A. (Banks)	247,000	1,825,853
Banco Santander Brasil S.A. (Banks)	97,700	738,595
Construtora Tenda S.A. (Household Durables) (a)	78,600	482,460
Equatorial Energia S.A. (Electric Utilities)	10,000	146,501
Estacio Participacoes S.A. (Diversified Consumer Services)	116,600	733,460
JBS S.A. (Food Products)	401,200	962,694
Kroton Educacional S.A. (Diversified Consumer Services)	127,000	305,396
Localiza Rent a Car S.A. (Road & Rail)	150,000	918,403
Lojas Renner S.A. (Multiline Retail)	40,000	303,116
Petroleo Brasileiro S.A. (Oil, Gas & Consumable Fuels)	141,600	709,507
Qualicorp S.A. (Health Care Providers & Services)	165,200	786,839
Rumo S.A. (Road & Rail) (a)	600,000	2,182,803
SLC Agricola S.A. (Food Products)	42,200	554,863
Suzano Papel E Celulose S.A. (Paper & Forest Products)	60,000	696,175
TIM Participacoes S.A. (Wireless Telecommunication Services)	500,000	1,700,316
Tupy S.A. (Auto Components)	9,800	45,337
♦Vale S.A. (Metals & Mining)	719,975	9,212,039
Via Varejo S.A. (Specialty Retail)	270,000	1,296,446

		23,600,803

Chile 0.1%
Empresas CMPC S.A. (Paper & Forest Products)	98,824	359,968

China 34.9%
58.com, Inc., ADR (Internet Software & Services) (a)	47,000	3,258,980
AAC Technologies Holdings, Inc. (Electronic Equipment, Instruments & Components)	150,000	2,099,084
Agricultural Bank of China, Ltd., Class H (Banks)	4,682,000	2,174,469
Aier Eye Hospital Group Co., Ltd., Class A (Health Care Providers & Services)	400,916	1,952,888
♦Alibaba Group Holding, Ltd., Sponsored ADR (Internet Software & Services) (a)	122,540	22,734,846
Angang Steel Co., Ltd., Class H (Metals & Mining)	636,000	569,514

	Shares	Value

China (continued)
Anhui Conch Cement Co., Ltd., Class H (Construction Materials)	1,032,500	$5,865,139
ANTA Sports Products, Ltd. (Textiles, Apparel & Luxury Goods)	520,000	2,735,592
BAIC Motor Corp., Ltd., Class H (Automobiles) (b)	1,378,500	1,312,504
Baidu, Inc., Sponsored ADR (Internet Software & Services) (a)	13,400	3,256,200
Bank of China, Ltd., Class H (Banks)	3,559,000	1,753,699
Bank of Communications Co., Ltd., Class H (Banks)	1,428,000	1,088,445
Beijing Enterprises Holdings, Ltd. (Gas Utilities)	241,500	1,174,395
China CITIC Bank Corp., Ltd., Class H (Banks)	2,926,000	1,819,172
China Communications Construction Co., Ltd., Class H (Construction & Engineering)	1,757,000	1,688,260
China Communications Services Corp., Ltd., Class H (Diversified Telecommunication Services)	2,906,000	1,839,160
♦China Construction Bank Corp., Class H (Banks)	15,563,100	14,270,944
China Datang Corp. Renewable Power Co., Ltd. (Independent Power & Renewable Electricity Producers)	231,000	39,414
China Everbright International, Ltd. (Commercial Services & Supplies)	1,750,000	2,252,687
China Evergrande Group (Real Estate Management & Development) (a)	233,000	592,384
China Huarong Asset Management Co., Ltd., Class H (Capital Markets) (b)	3,449,000	995,694
China Lilang, Ltd. (Textiles, Apparel & Luxury Goods)	106,000	151,900
China Longyuan Power Group Corp., Ltd., Class H (Independent Power & Renewable Electricity Producers)	1,464,000	1,174,270
China Lumena New Materials Corp. (Chemicals) (a)(c)(d)(e)	260,000	0
China Merchants Bank Co., Ltd., Class H (Banks)	1,300,000	4,753,155
China Mobile, Ltd. (Wireless Telecommunication Services)	382,500	3,392,715
China Molybdenum Co., Ltd., Class H (Metals & Mining) (f)	2,001,565	958,986
China Petroleum & Chemical Corp., Class H (Oil, Gas & Consumable Fuels)	6,310,000	5,663,969
China Shenhua Energy Co., Ltd., Class H (Oil, Gas & Consumable Fuels)	138,000	324,930
China Telecom Corp., Ltd., Class H (Diversified Telecommunication Services)	3,136,000	1,462,375
China Travel International Investment Hong Kong, Ltd. (Hotels, Restaurants & Leisure)	1,442,000	560,988

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or Issuers held, as of June 30, 2018, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
China (continued)
China Vanke Co., Ltd., Class H (Real Estate Management & Development)	478,400	$1,670,417
Country Garden Holdings Co., Ltd. (Real Estate Management & Development)	2,242,000	3,911,421
Country Garden Services Holdings Co., Ltd. (Commercial Services & Supplies) (a)	257,700	330,435
CSPC Pharmaceutical Group, Ltd. (Pharmaceuticals)	1,360,000	4,087,979
Dongfeng Motor Group Co., Ltd., Class H (Automobiles)	1,582,000	1,670,501
ENN Energy Holdings, Ltd. (Gas Utilities)	46,000	451,741
Fosun International, Ltd. (Industrial Conglomerates)	890,000	1,662,360
Geely Automobile Holdings, Ltd. (Automobiles)	1,050,000	2,694,640
Golden Eagle Retail Group, Ltd. (Multiline Retail)	58,000	69,600
Guangzhou Automobile Group Co., Ltd., Class H (Automobiles)	1,371,600	1,331,359
Haier Electronics Group Co., Ltd. (Household Durables)	820,000	2,802,649
Hangzhou Hikvision Digital Technology Co., Ltd., Class A (Electronic Equipment, Instruments & Components)	299,473	1,668,155
Huaneng Renewables Corp., Ltd., Class H (Independent Power & Renewable Electricity Producers)	2,362,000	782,351
Industrial & Commercial Bank of China, Ltd., Class H (Banks)	5,494,000	4,081,268
JNBY Design, Ltd. (Textiles, Apparel & Luxury Goods)	61,500	140,592
Longfor Properties Co., Ltd. (Real Estate Management & Development)	326,000	877,313
Luye Pharma Group, Ltd. (Pharmaceuticals)	48,500	49,521
Midea Group Co., Ltd., Class A (Household Durables)	175,846	1,379,276
MMG, Ltd. (Metals & Mining) (a)	3,450,000	2,394,345
Momo, Inc., Sponsored ADR (Internet Software & Services) (a)	32,000	1,392,000
PetroChina Co., Ltd., Class H (Oil, Gas & Consumable Fuels)	3,900,000	2,969,235
PICC Property & Casualty Co., Ltd., Class H (Insurance)	1,077,000	1,152,487
♦Ping An Insurance Group Co. of China, Ltd., Class H (Insurance)	1,039,000	9,494,591
Shanghai Fosun Pharmaceutical Group Co., Ltd., Class H (Pharmaceuticals)	250,000	1,367,129
Shanghai Jin Jiang International Hotels Group Co., Ltd., Class H (Hotels, Restaurants & Leisure)	316,000	127,522
Shimao Property Holdings, Ltd. (Real Estate Management & Development)	1,318,000	3,441,887

	Shares	Value

China (continued)
Sihuan Pharmaceutical Holdings Group, Ltd. (Pharmaceuticals)	6,098,000	$1,358,720
Silergy Corp. (Semiconductors & Semiconductor Equipment)	100,000	2,428,123
Sino-Ocean Land Holdings, Ltd. (Real Estate Management & Development)	617,500	357,901
Sinopec Engineering Group Co., Ltd., Class H (Construction & Engineering)	611,500	637,486
Soho China, Ltd. (Real Estate Management & Development)	624,000	296,074
Springland International Holdings, Ltd. (Food & Staples Retailing)	743,000	198,743
Sunny Optical Technology Group Co., Ltd. (Electronic Equipment, Instruments & Components)	230,000	4,229,190
TAL Education Group, ADR (Diversified Consumer Services) (a)	84,000	3,091,200
♦Tencent Holdings, Ltd. (Internet Software & Services)	570,500	28,409,852
Tianneng Power International, Ltd. (Auto Components)	184,000	286,059
Want Want China Holdings, Ltd. (Food Products)	2,038,000	1,800,556
Weibo Corp., Sponsored ADR (Internet Software & Services) (a)	30,000	2,662,800
Weichai Power Co., Ltd., Class H (Machinery)	1,325,000	1,823,452
Weiqiao Textile Co., Ltd., Class H (Textiles, Apparel & Luxury Goods)	205,000	94,371
Xinyi Solar Holdings, Ltd. (Semiconductors & Semiconductor Equipment)	2,500,000	766,030
ZTE Corp., Class H (Communications Equipment) (a)	200,000	303,186

		192,661,275

Colombia 0.5%
Almacenes Exito S.A. (Food & Staples Retailing)	24,128	133,356
Ecopetrol S.A. (Oil, Gas & Consumable Fuels)	386,987	399,391
Ecopetrol S.A., Sponsored ADR (Oil, Gas & Consumable Fuels)	100,000	2,055,000
Interconexion Electrica S.A. E.S.P. (Electric Utilities)	26,451	130,854

		2,718,601

Greece 0.0%‡
FF Group (Specialty Retail) (a)(d)	19,000	106,503

Hong Kong 0.7%
China Gas Holdings, Ltd. (Gas Utilities)	750,000	3,012,728
China Metal Recycling Holdings, Ltd. (Metals & Mining) (a)(c)(d)(e)	75,000	0
Nine Dragons Paper Holdings, Ltd. (Paper & Forest Products)	48,000	61,055

12	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Hong Kong (continued)
SSY Group, Ltd. (Pharmaceuticals)	700,000	$774,987
Texhong Textile Group, Ltd. (Textiles, Apparel & Luxury Goods)	39,000	58,449

		3,907,219

Hungary 0.0%‡
Magyar Telekom Telecommunications PLC (Diversified Telecommunication Services)	79,484	113,254

India 8.2%
Adani Ports & Special Economic Zone, Ltd. (Transportation Infrastructure)	330,000	1,790,017
Ashok Leyland, Ltd. (Machinery)	700,000	1,286,196
Bajaj Finance, Ltd. (Consumer Finance)	10,000	334,942
Coal India, Ltd. (Oil, Gas & Consumable Fuels)	118,987	458,385
DCM Shriram, Ltd. (Chemicals)	33,649	145,116
GAIL India, Ltd. (Gas Utilities)	352,755	1,752,579
Godrej Consumer Products, Ltd. (Personal Products)	130,000	2,315,760
Graphite India, Ltd. (Electrical Equipment)	66,392	813,735
HCL Technologies, Ltd. (IT Services)	154,651	2,087,803
HEG, Ltd. (Electrical Equipment)	14,624	705,477
Hindustan Petroleum Corp., Ltd. (Oil, Gas & Consumable Fuels)	295,232	1,114,770
Hindustan Unilever, Ltd. (Household Products)	39,611	945,537
Housing Development Finance Corp., Ltd. (Thrifts & Mortgage Finance)	18,046	502,292
Indiabulls Housing Finance, Ltd. (Thrifts & Mortgage Finance)	158,000	2,623,928
Indian Oil Corp., Ltd. (Oil, Gas & Consumable Fuels)	380,488	865,705
Infosys, Ltd. (IT Services)	98,811	1,900,856
IRB Infrastructure Developers, Ltd. (Construction & Engineering)	171,846	528,238
Jindal Saw, Ltd. (Metals & Mining)	89,768	103,978
Jubilant Life Sciences, Ltd. (Pharmaceuticals)	28,325	290,124
KPIT Technologies, Ltd. (Software)	98,125	388,636
Larsen & Toubro Infotech, Ltd. (IT Services) (b)	14,142	343,763
Motherson Sumi Systems, Ltd. (Auto Components)	300,000	1,239,532
Mphasis, Ltd. (IT Services)	5,840	91,980
NIIT Technologies, Ltd. (Software)	53,589	863,645
Oil & Natural Gas Corp., Ltd. (Oil, Gas & Consumable Fuels)	362,491	834,125
PC Jeweller, Ltd. (Specialty Retail)	164,879	327,588
Petronet LNG, Ltd. (Oil, Gas & Consumable Fuels)	520,000	1,668,488
Radico Khaitan, Ltd. (Beverages)	42,324	254,778
Reliance Industries, Ltd. (Oil, Gas & Consumable Fuels)	283,238	4,019,251
Reliance Power, Ltd. (Independent Power & Renewable Electricity Producers) (a)	1,157,021	539,662

	Shares	Value

India (continued)
Rural Electrification Corp., Ltd. (Diversified Financial Services)	528,337	$812,146
Shree Cement, Ltd. (Construction Materials)	6,200	1,396,115
Shriram Transport Finance Co., Ltd. (Consumer Finance)	50,500	953,937
Tata Consultancy Services, Ltd. (IT Services)	61,426	1,650,586
Tata Steel, Ltd. (Metals & Mining)	172,466	1,424,788
Tech Mahindra, Ltd. (IT Services)	180,808	1,722,579
Vakrangee, Ltd. (IT Services)	620,848	605,631
Vedanta, Ltd. (Metals & Mining)	853,646	2,923,762
Yes Bank, Ltd. (Banks)	510,000	2,522,131

		45,148,561

Indonesia 1.3%
PT Bank Rakyat Indonesia Persero Tbk (Banks)	15,000,000	2,959,784
PT United Tractors Tbk (Oil, Gas & Consumable Fuels)	900,000	1,980,091
PT Waskita Karya Persero Tbk (Construction & Engineering)	15,049,500	2,016,090

		6,955,965

Malaysia 0.9%
AirAsia Group BHD (Airlines)	1,679,800	1,243,720
My EG Services BHD (IT Services)	3,400,000	811,533
Public Bank BHD (Banks)	300,000	1,733,692
Supermax Corp. BHD (Health Care Equipment & Supplies)	1,002,600	1,032,985

		4,821,930

Mexico 1.9%
Alfa S.A.B. de C.V., Class A (Industrial Conglomerates)	446,300	518,205
America Movil S.A.B. de C.V., Series L (Wireless Telecommunication Services)	1,994,700	1,665,242
Grupo Financiero Banorte S.A.B. de C.V., Class O (Banks)	480,000	2,822,442
Grupo Mexico S.A.B. de C.V., Series B (Metals & Mining)	652,600	1,849,667
Mexichem S.A.B de C.V. (Chemicals)	210,100	607,018
OHL Mexico S.A.B. de C.V. (Transportation Infrastructure)	100,000	145,769
Unifin Financiera S.A.B. de C.V. SOFOM ENR (Consumer Finance) (f)	300,000	804,824
Wal-Mart de Mexico S.A.B. de C.V. (Food & Staples Retailing)	841,800	2,221,883

		10,635,050

Peru 0.5%
Credicorp, Ltd. (Banks)	11,500	2,588,880

Philippines 0.3%
Ayala Land, Inc. (Real Estate Management & Development)	2,500,000	1,774,990

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Poland 1.3%
Alior Bank S.A. (Banks) (a)	120,000	$2,128,909
CD Projekt S.A. (Software)	50,000	2,156,491
Dino Polska S.A. (Food & Staples Retailing) (a)(b)	93,257	2,587,115
Energa S.A. (Electric Utilities)	46,308	110,408
Tauron Polska Energia S.A. (Electric Utilities) (a)	353,906	216,140

		7,199,063

Republic of Korea 14.7%
BGF retail Co., Ltd. (Food & Staples Retailing)	4,083	714,766
CJ O Shopping Co., Ltd. (Internet & Direct Marketing Retail)	369	92,537
Cosmax, Inc. (Personal Products)	20,000	2,911,554
Daelim Industrial Co., Ltd. (Construction & Engineering)	22,593	1,549,770
Daishin Securities Co., Ltd. (Capital Markets)	66,317	694,976
Daou Technology, Inc. (Capital Markets)	15,459	320,706
DGB Financial Group, Inc. (Banks)	78,449	720,798
Dongwon Industries Co., Ltd. (Food Products)	2,703	828,847
Easy Bio, Inc. (Food Products)	98,815	741,193
F&F Co., Ltd. (Textiles, Apparel & Luxury Goods)	17,521	1,283,498
GS Engineering & Construction Corp. (Construction & Engineering)	6,614	272,206
H.S. Industries Co., Ltd. (Textiles, Apparel & Luxury Goods)	77,886	557,871
Hana Financial Group, Inc. (Banks)	55,594	2,134,732
Hana Tour Service, Inc. (Hotels, Restaurants & Leisure)	18,000	1,409,872
Hanwha Corp. (Industrial Conglomerates)	7,298	206,535
HDC Holdings Co., Ltd. (Construction & Engineering)	16,612	425,837
HDC Hyundai Development Co.-Engineering & Construction (Construction & Engineering) (a)	11,211	542,192
Hotel Shilla Co., Ltd. (Specialty Retail)	32,000	3,541,474
Huons Co., Ltd. (Pharmaceuticals)	100	8,206
Hyundai Marine & Fire Insurance Co., Ltd. (Insurance)	34,960	1,056,305
InBody Co., Ltd. (Health Care Equipment & Supplies)	65,000	1,863,897
Industrial Bank of Korea (Banks)	126,050	1,739,969
KB Financial Group, Inc. (Banks)	85,886	4,064,449
KGInicis Co., Ltd. (IT Services)	16,419	319,863
Koh Young Technology, Inc. (Semiconductors & Semiconductor Equipment)	25,000	2,286,539
Korea Gas Corp. (Gas Utilities) (a)	14,877	856,320
Korea Investment Holdings Co., Ltd. (Capital Markets)	45,000	3,389,469
Kumho Petrochemical Co., Ltd. (Chemicals)	9,467	988,267
LF Corp. (Textiles, Apparel & Luxury Goods)	30,816	776,352
LG Corp. (Industrial Conglomerates)	5,549	358,582

	Shares	Value

Republic of Korea (continued)
LG Electronics, Inc. (Household Durables)	22,889	$1,699,407
LG Household & Health Care, Ltd. (Personal Products)	2,300	2,879,406
Lotte Chemical Corp. (Chemicals)	5,698	1,776,778
Lottle Fine Chemical Co., Ltd. (Chemicals)	8,062	469,467
NH Investment & Securities Co., Ltd. (Capital Markets)	13,682	183,100
OCI Co., Ltd. (Chemicals)	4,863	448,516
Pharma Research Products Co., Ltd. (Biotechnology)	1,549	53,352
POSCO (Metals & Mining)	16,047	4,741,015
Posco Daewoo Corp. (Trading Companies & Distributors)	78,389	1,503,270
S-Oil Corp. (Oil, Gas & Consumable Fuels)	18,000	1,766,329
Samchully Co., Ltd. (Gas Utilities)	830	83,361
♦Samsung Electronics Co., Ltd. (Technology Hardware, Storage & Peripherals)	493,631	20,612,035
Samsung Engineering Co., Ltd. (Construction & Engineering) (a)	160,000	2,243,009
♦SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	78,195	5,993,955
SK Telecom Co., Ltd. (Wireless Telecommunication Services)	1,216	254,629

		81,365,211

Russia 4.2%
Alrosa PJSC (Metals & Mining) (a)(d)	1,100,000	1,748,931
Gazprom PAO, Sponsored ADR (Oil, Gas & Consumable Fuels)	637,353	2,810,727
LUKOIL PJSC, Sponsored ADR (Oil, Gas & Consumable Fuels)	35,197	2,426,129
Magnitogorsk Iron & Steel Works PJSC, Registered, Sponsored GDR (Metals & Mining)	17,245	152,446
MMC Norilsk Nickel PJSC, ADR (Metals & Mining)	119,794	2,159,886
Polyus PJSC (Metals & Mining)	4,776	156,898
Sberbank of Russia PJSC, Sponsored ADR (Banks)	251,902	3,616,053
Severstal PJSC, Registered, GDR (Metals & Mining)	18,779	274,305
Surgutneftegas OJSC, Sponsored ADR (Oil, Gas & Consumable Fuels)	49,262	220,201
♦Tatneft PJSC, Sponsored ADR (Oil, Gas & Consumable Fuels)	38,984	2,498,874
♦Tatneft PJSC (Oil, Gas & Consumable Fuels) (a)	330,000	3,539,022
Yandex N.V., Class A (Internet Software & Services) (a)	105,000	3,769,500

		23,372,972

South Africa 5.8%
Ascendis Health, Ltd. (Pharmaceuticals)	479,709	381,216
Astral Foods, Ltd. (Food Products)	39,746	826,192

14	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
South Africa (continued)
Barclays Africa Group, Ltd. (Banks)	155,912	$1,816,497
Blue Label Telecoms, Ltd. (Commercial Services & Supplies)	650,641	490,769
Capitec Bank Holdings, Ltd. (Banks)	35,000	2,212,995
Discovery, Ltd. (Insurance)	130,000	1,396,664
EOH Holdings, Ltd. (IT Services)	276,398	651,903
Exxaro Resources, Ltd. (Oil, Gas & Consumable Fuels)	176,271	1,615,619
FirstRand, Ltd. (Diversified Financial Services)	81,271	377,921
Liberty Holdings, Ltd. (Insurance)	91,318	772,249
♦Naspers, Ltd., Class N (Media)	60,497	15,332,051
Nedbank Group, Ltd. (Banks)	49,731	904,081
Pick N Pay Stores, Ltd. (Food & Staples Retailing)	330,000	1,805,191
RMB Holdings, Ltd. (Diversified Financial Services)	73,664	405,298
Sasol, Ltd. (Chemicals)	15,661	571,768
Standard Bank Group, Ltd. (Banks)	167,290	2,330,510
Telkom S.A. SOC, Ltd. (Diversified Telecommunication Services)	67,872	242,665

		32,133,589

Taiwan 10.6%
Airtac International Group (Machinery)	140,000	1,988,270
Ardentec Corp. (Semiconductors & Semiconductor Equipment)	42,000	46,418
ASPEED Technology, Inc. (Semiconductors & Semiconductor Equipment)	80,000	2,095,333
Chailease Holding Co., Ltd. (Diversified Financial Services)	620,000	2,031,018
China Life Insurance Co., Ltd. (Insurance)	2,600,000	2,735,769
CTBC Financial Holding Co., Ltd. (Banks)	2,713,000	1,951,623
E.Sun Financial Holding Co., Ltd. (Banks)	503	350
Ennoconn Corp. (Technology Hardware, Storage & Peripherals)	155,000	2,247,756
Formosa Taffeta Co., Ltd. (Textiles, Apparel & Luxury Goods)	182,000	199,284
Fubon Financial Holding Co., Ltd. (Diversified Financial Services)	635,000	1,063,291
Gigabyte Technology Co., Ltd. (Technology Hardware, Storage & Peripherals)	325,000	718,501
Globalwafers Co., Ltd. (Semiconductors & Semiconductor Equipment)	301,000	4,996,321
Grand Pacific Petrochemical (Chemicals)	788,000	756,239
Hiwin Technologies Corp. (Machinery)	6,000	70,731
Hon Hai Precision Industry Co., Ltd. (Electronic Equipment, Instruments & Components)	254,115	694,847
Lien Hwa Industrial Corp. (Food Products)	650,850	805,543
Long Chen Paper Co., Ltd. (Paper & Forest Products)	353,000	300,766
Micro-Star International Co., Ltd. (Technology Hardware, Storage & Peripherals)	431,000	1,330,053

	Shares	Value

Taiwan (continued)
Momo.com, Inc. (Internet & Direct Marketing Retail)	22,000	$155,741
Nanya Technology Corp. (Semiconductors & Semiconductor Equipment)	447,000	1,217,117
Pou Chen Corp. (Textiles, Apparel & Luxury Goods)	1,331,000	1,544,222
Ruentex Development Co., Ltd. (Real Estate Management & Development) (a)	524,000	604,297
Ruentex Industries, Ltd. (Textiles, Apparel & Luxury Goods) (a)	689,000	1,404,065
Shin Kong Financial Holding Co., Ltd. (Insurance)	4,548,000	1,750,316
Sino-American Silicon Products, Inc. (Semiconductors & Semiconductor Equipment) (a)	196,000	789,133
Synnex Technology International Corp. (Electronic Equipment, Instruments & Components)	442,000	667,345
Taiwan Cement Corp. (Construction Materials)	222,000	308,122
♦Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)	2,507,000	17,836,429
TCI Co., Ltd. (Personal Products)	58,000	894,537
Uni-President Enterprises Corp. (Food Products)	679,000	1,721,914
United Integrated Services Co., Ltd. (Construction & Engineering)	68,000	148,249
Walsin Lihwa Corp. (Electrical Equipment)	659,000	447,505
Win Semiconductors Corp. (Semiconductors & Semiconductor Equipment)	200,000	1,436,434
Yageo Corp. (Electronic Equipment, Instruments & Components)	41,683	1,536,340
YFY, Inc. (Paper & Forest Products) (a)	63,000	24,871
Yuanta Financial Holding Co., Ltd. (Capital Markets)	4,018,000	1,830,464
Zhen Ding Technology Holding, Ltd. (Electronic Equipment, Instruments & Components)	146,000	322,437

		58,671,651

Thailand 1.9%
AEON Thana Sinsap Thailand PCL (Consumer Finance)	4,400	22,190
BTS Group Holdings PCL (Road & Rail)	420,000	111,586
CP ALL PCL, NVDR (Food & Staples Retailing)	1,140,000	2,527,602
Electricity Generating PCL, NVDR (Independent Power & Renewable Electricity Producers)	176,300	1,191,292
Krung Thai Bank PCL, NVDR (Banks)	221,000	111,427
PTT Exploration & Production PCL, NVDR (Oil, Gas & Consumable Fuels)	467,700	1,980,053
PTT Global Chemical PCL, NVDR (Chemicals)	729,900	1,606,281
PTT PCL, NVDR (Oil, Gas & Consumable Fuels)	880,900	1,274,441
RS PCL, NVDR (Media) (a)	95,700	42,679

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Thailand (continued)
Thai Oil PCL, NVDR (Oil, Gas & Consumable Fuels)	426,000	$998,618
Thanachart Capital PCL, NVDR (Banks)	445,800	627,735
TTW PCL (Water Utilities)	39,300	13,891
Vinythai PCL, NVDR (Chemicals)	60,600	45,504

		10,553,299

Turkey 1.4%
Haci Omer Sabanci Holding A.S. (Diversified Financial Services)	104,461	200,194
TAV Havalimanlari Holding A.S. (Transportation Infrastructure)	156,094	762,382
Tekfen Holding A.S. (Construction & Engineering)	43,482	164,125
Turk Hava Yollari AO (Airlines) (a)	1,090,642	3,211,731
Turkiye Garanti Bankasi A.S. (Banks)	1,400,000	2,546,016
Turkiye Is Bankasi A.S., Class C (Banks)	455,367	563,341

		7,447,789

United Arab Emirates 0.8%
NMC Health PLC (Health Care Providers & Services)	95,000	4,483,124

Total Common Stocks (Cost $497,023,021)		521,806,977

Exchange-Traded Funds 0.2%
United States 0.2%
iShares MSCI Emerging Markets ETF (Capital Markets)	26,691	1,156,521

Total Exchange-Traded Funds (Cost $1,153,931)		1,156,521

Preferred Stocks 3.8%
Brazil 2.3%
Banco do Estado do Rio Grande do Sul S.A. 6.84% Class B (Banks)	182,600	694,924
Cia de Saneamento do Parana 0.662% (Water Utilities)	52,700	122,104
Cia Energetica de Minas Gerais 6.37% (Electric Utilities)	870,200	1,639,027
Cia Paranaense de Energia 12.70% Class B (Electric Utilities)	132,100	747,115
Itau Unibanco Holding S.A. 3.27% (Banks)	410,630	4,273,964
Itausa—Investimentos Itau S.A. 4.09% (Banks)	70,130	166,108
Petroleo Brasileiro S.A. 0.00% (Oil, Gas & Consumable Fuels)	1,169,400	5,186,606

		12,829,848

	Shares	Value

Republic of Korea 1.5%
Hyundai Motor Co. 3.94% (Automobiles)	1,147	$84,589
LG Chem, Ltd. 1.96% (Chemicals)	11,000	1,986,905
♦Samsung Electronics Co., Ltd. 1.37% (Technology Hardware, Storage & Peripherals)	182,484	6,153,510

		8,225,004

Total Preferred Stocks (Cost $23,050,571)		21,054,852

	Principal Amount
Short-Term Investment 0.4%
Repurchase Agreement 0.4%
Fixed Income Clearing Corp. 0.94%, dated 6/29/18 due 7/2/18 Proceeds at Maturity $2,018,565 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 1.25% and a maturity date of 10/2/19, with a Principal Amount of $2,085,000 and a Market Value of $2,060,093)	$2,018,406	2,018,406

Total Short-Term Investment (Cost $2,018,406)		2,018,406

Total Investments (Cost $523,245,929)	98.9%	546,036,756
Other Assets, Less Liabilities	1.1	5,807,622
Net Assets	100.0%	$551,844,378

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(d)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of June 30, 2018, the total market value of fair valued securities was $1,855,434, which represented 0.3% of the Portfolio’s net assets.

(e)

Illiquid security—As of June 30, 2018, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $0, which represented 0.0% of the Portfolio’s net assets.

16	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(f)

All or a portion of this security was held on loan. As of June 30, 2018, the market value of securities loaned was $1,259,294 and the Portfolio received non-cash collateral in the amount of $1,300,149 (See Note 2(N)).

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

ETF—Exchange-Traded Fund

GDR—Global Depositary Receipt

NVDR—Non-Voting Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks
China	$36,726,461	$155,934,814	$0	$192,661,275
Greece	—	106,503	—	106,503
Hong Kong	—	3,907,219	0	3,907,219
Hungary	—	113,254	—	113,254
India	—	45,148,561	—	45,148,561
Indonesia	—	6,955,965	—	6,955,965
Malaysia	—	4,821,930	—	4,821,930
Philippines	—	1,774,990	—	1,774,990
Poland	—	7,199,063	—	7,199,063
Republic of Korea	542,192	80,823,019	—	81,365,211
Russia	21,192,838	2,180,134	—	23,372,972
South Africa	—	32,133,589	—	32,133,589
Taiwan	—	58,671,651	—	58,671,651
Thailand	—	10,553,299	—	10,553,299
Turkey	—	7,447,789	—	7,447,789
United Arab Emirates	—	4,483,124	—	4,483,124
All Other Countries	41,090,582	—	—	41,090,582

Total Common Stocks	99,552,073	422,254,904	0	521,806,977

Exchange-Traded Funds	1,156,521	—	—	1,156,521
Preferred Stocks	12,829,848	8,225,004	—	21,054,852
Short-Term Investment
Repurchase Agreement	—	2,018,406	—	2,018,406

Total Investments in Securities	$113,538,442	$432,498,314	$0	$546,036,756

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of June 30, 2018, certain foreign equity securities with a market value of $432,952,868 transferred from Level 1 to Level 2 as the price of these securities were based on utilizing significant other observable inputs. As of December 31, 2017, the fair value obtained for these securities were based on utilizing quoted prices in active markets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2017	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of June 30, 2018	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2018 (a)
Common Stocks
China	$0	$—	$—	$—	$—	$—	$—	$—	$0	$—
Hong Kong	0	—	—	—	—	—	—	—	0	—

Total	$0	$—	$—	$—	$—	$—	$—	$—	$0	$—

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The table below sets forth the diversification of MainStay VP Emerging Markets Equity Portfolio investments by industry.

Industry Diversification

	Value	Percent †
Airlines	$4,455,451	0.8%
Auto Components	1,570,928	0.3
Automobiles	7,093,593	1.3
Banks	78,924,290	14.3
Beverages	254,778	0.0	‡
Biotechnology	53,352	0.0	‡
Capital Markets	10,589,336	1.9
Chemicals	9,401,859	1.7
Commercial Services & Supplies	3,073,891	0.6
Communications Equipment	303,186	0.1
Construction & Engineering	10,215,462	1.8
Construction Materials	7,569,376	1.4
Consumer Finance	2,115,893	0.4
Diversified Consumer Services	4,130,056	0.7
Diversified Financial Services	4,889,868	0.9
Diversified Telecommunication Services	3,657,454	0.7
Electric Utilities	2,990,045	0.5
Electrical Equipment	1,966,717	0.4
Electronic Equipment, Instruments & Components	11,217,398	2.0
Food & Staples Retailing	10,188,656	1.8
Food Products	8,241,802	1.5
Gas Utilities	7,331,124	1.3
Health Care Equipment & Supplies	2,896,882	0.5
Health Care Providers & Services	7,222,851	1.3
Hotels, Restaurants & Leisure	2,098,382	0.4
Household Durables	6,363,792	1.2
Household Products	945,537	0.2
Independent Power & Renewable Electricity Producers	3,726,989	0.7
Industrial Conglomerates	2,745,682	0.5
Insurance	18,358,381	3.3
Internet & Direct Marketing Retail	248,278	0.0	‡

	Value	Percent †
Internet Software & Services	$65,484,178	11.9%
IT Services	10,186,497	1.8
Machinery	5,168,649	0.9
Media	15,374,730	2.8
Metals & Mining	28,670,560	5.2
Multiline Retail	372,716	0.1
Oil, Gas & Consumable Fuels	47,379,466	8.6
Paper & Forest Products	1,442,835	0.3
Personal Products	9,001,257	1.6
Pharmaceuticals	8,317,882	1.5
Real Estate Management & Development	13,526,684	2.4
Road & Rail	3,212,792	0.6
Semiconductors & Semiconductor Equipment	39,891,832	7.2
Software	3,408,772	0.6
Specialty Retail	5,272,011	1.0
Technology Hardware, Storage & Peripherals	31,061,855	5.6
Textiles, Apparel & Luxury Goods	8,946,196	1.6
Thrifts & Mortgage Finance	3,126,220	0.6
Trading Companies & Distributors	1,503,270	0.3
Transportation Infrastructure	2,698,168	0.5
Water Utilities	135,995	0.0 ‡
Wireless Telecommunication Services	7,012,902	1.3

	546,036,756	98.9
Other Assets, Less Liabilities	5,807,622	1.1

Net Assets	$551,844,378	100.0%

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.

18	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2018 (Unaudited)

Assets
Investment in securities, at value (identified cost $523,245,929) including securities on loan of $1,259,294	$546,036,756
Cash denominated in foreign currencies (identified cost $3,745,575)	3,755,819
Due from custodian	235,179
Cash collateral on deposit at broker for futures contracts	45
Receivables:
Investment securities sold	4,234,974
Dividends and interest	2,221,429
Fund shares sold	2,691
Securities lending income	1,474
Other assets	3,170

Total assets	556,491,537

Liabilities
Due to custodian	959,829
Payables:
Investment securities purchased	2,356,394
Manager (See Note 3)	485,877
Fund shares redeemed	367,450
Custodian	195,907
Foreign capital gains tax (See Note 2(C))	160,804
Professional fees	45,045
NYLIFE Distributors (See Note 3)	35,719
Shareholder communication	30,846
Trustees	1,007
Accrued expenses	8,281

Total liabilities	4,647,159

Net assets	$551,844,378

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$59,052
Additional paid-in capital	541,543,813

541,602,865
Undistributed net investment income	9,966,755
Accumulated net realized gain (loss) on investments, futures transactions, swap transactions and foreign currency transactions (a)	(22,252,134)
Net unrealized appreciation (depreciation) on investments (b)	22,547,868
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(20,976)

Net assets	$551,844,378

Initial Class
Net assets applicable to outstanding shares	$387,451,037

Shares of beneficial interest outstanding	41,420,878

Net asset value per share outstanding	$9.35

Service Class
Net assets applicable to outstanding shares	$164,393,341

Shares of beneficial interest outstanding	17,631,210

Net asset value per share outstanding	$9.32

(a)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax.

(b)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $(242,959).

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Statement of Operations for the six months ended June 30, 2018 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$8,273,395
Securities lending	8,754
Interest	7,165
Other	76

Total income	8,289,390

Expenses
Manager (See Note 3)	3,476,886
Custodian	305,446
Distribution/Service—Service Class (See Note 3)	242,173
Professional fees	66,642
Shareholder communication	42,263
Trustees	7,489
Miscellaneous	17,603

Total expenses	4,158,502

Net investment income (loss)	4,130,888

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (b)	42,033,232
Futures transactions	(194,004)
Swap transactions	8,138
Foreign currency transactions	(676,597)

Net realized gain (loss) on investments, futures transactions, swap transactions and foreign currency transactions	41,170,769

Net change in unrealized appreciation (depreciation) on:
Investments (c)	(96,811,921)
Translation of other assets and liabilities in foreign currencies	(27,970)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(96,839,891)

Net realized and unrealized gain (loss) on investments, futures transactions, swap transactions and foreign currency transactions	(55,669,122)

Net increase (decrease) in net assets resulting from operations	$(51,538,234)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,140,647.

(b)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $80,581.

(c)	Net change in unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $1,190,135.

20	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2018 (Unaudited) and the year ended December 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,130,888	$4,952,218
Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	41,170,769	87,940,082
Net change in unrealized appreciation (depreciation) on investments, swap contracts and foreign currency transactions	(96,839,891)	100,865,663

Net increase (decrease) in net assets resulting from operations	(51,538,234)	193,757,963

Dividends to shareholders:
From net investment income:
Initial Class	—	(4,838,042)
Service Class	—	(1,869,283)

Total dividends to shareholders	—	(6,707,325)

Capital share transactions:
Net proceeds from sale of shares	21,811,029	203,909,937
Net asset value of shares issued to shareholders in reinvestment of dividends	—	6,707,325
Cost of shares redeemed	(124,879,460)	(104,586,964)

Increase (decrease) in net assets derived from capital share transactions	(103,068,431)	106,030,298

Net increase (decrease) in net assets	(154,606,665)	293,080,936

Net Assets

Beginning of period	706,451,043	413,370,107

End of period	$551,844,378	$706,451,043

Undistributed net investment income at end of period	$9,966,755	$5,835,867

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,
Initial Class	2018*		2017		2016		2015		2014		2013
Net asset value at beginning of period	$10.22		$7.22		$6.83		$8.27		$9.50		$10.12

Net investment income (loss) (a)	0.07		0.09		0.06		0.06		0.14	(b)	0.11
Net realized and unrealized gain (loss) on investments	(0.93)		3.03		0.37		(1.38)		(1.26)		(0.66)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.01)		(0.01)		(0.02)		(0.01)		(0.00)‡

Total from investment operations	(0.87)		3.11		0.42		(1.34)		(1.13)		(0.55)

Less dividends:
From net investment income	—		(0.11)		(0.03)		(0.10)		(0.10)		(0.07)

Net asset value at end of period	$9.35		$10.22		$7.22		$6.83		$8.27		$9.50

Total investment return (c)	(8.51	%)(d)	43.12%		6.23%		(16.20%)		(11.97%)		(5.43%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.30	% ††	0.94%		0.91	%(e)	0.77%		1.52	% (b)	1.17%
Net expenses (excluding short sale expenses)	1.17	% ††	1.24%		1.29	%(f)	1.40%		1.37%		1.34%
Expenses (including short sales expenses)	1.17	% ††	1.24%		1.29%		1.40%		1.37%		1.34%
Short sale expenses	—		0.00	%(g)	0.00	%(g)	0.00	% (g)	—		—
Portfolio turnover rate	61%		149%		123%		207%		65%		68%
Net assets at end of period (in 000’s)	$387,451		$497,861		$257,593		$204,138		$165,049		$132,661

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.32%, respectively, resulting from a special one-time dividend from BR Properties S.A. that paid 5.50 Brazilian Real per share.

(c)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)	Without the custody fee reimbursement, net investment income (loss) would have been 0.83%.
(f)	Without the custody fee reimbursement, net expenses would have been 1.37%.
(g)	Less than 0.01%.

22	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,
Service Class	2018*		2017		2016		2015		2014		2013
Net asset value at beginning of period	$10.20		$7.21		$6.82		$8.25		$9.47		$10.10

Net investment income (loss) (a)	0.05		0.07		0.05		0.04		0.12	(b)	0.08
Net realized and unrealized gain (loss) on investments	(0.92)		3.02		0.36		(1.37)		(1.25)		(0.66)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.01)		(0.01)		(0.02)		(0.01)		(0.00)‡

Total from investment operations	(0.88)		3.08		0.40		(1.35)		(1.14)		(0.58)

Less dividends:
From net investment income	—		(0.09)		(0.01)		(0.08)		(0.08)		(0.05)

Net asset value at end of period	$9.32		$10.20		$7.21		$6.82		$8.25		$9.47

Total investment return (c)	(8.63	%)(d)	42.77%		5.96%		(16.42%)		(12.19%)		(5.67%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.05	% ††	0.73%		0.69	%(e)	0.52%		1.29	% (b)	0.86%
Net expenses (excluding short sales expenses)	1.42	% ††	1.49%		1.55	%(f)	1.65%		1.62%		1.59%
Expenses (including short sales expenses)	1.42	% ††	1.49%		1.55%		1.65%		1.62%		1.59%
Short sale expenses	—		0.00	%(g)	0.00	%(g)	0.00	% (g)	—		—
Portfolio turnover rate	61%		149%		123%		207%		65%		68%
Net assets at end of period (in 000’s)	$164,393		$208,590		$155,777		$163,884		$205,319		$230,943

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.32%, respectively, resulting from a special one-time dividend from BR Properties S.A. that paid 5.50 Brazilian Real per share.

(c)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)	Without the custody fee reimbursement, net investment income (loss) would have been 0.62%.
(f)	Without the custody fee reimbursement, net expenses would have been 1.62%.
(g)	Less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and Notes relate to the MainStay VP Emerging Markets Equity Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on February 17, 2012. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisors or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

24	MainStay VP Emerging Markets Equity Portfolio

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2018, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended;

(ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisors, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisors conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of June 30, 2018, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities, including shares of exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, are based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and these securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation,

25

Notes to Financial Statements (Unaudited) (continued)

unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or the Subadvisors might wish to sell, and these securities could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Portfolio. Under the supervision of the Board, the Manager or the Subadvisors determine the liquidity of the Portfolio’s investments; in doing so, the Manager or the Subadvisors may consider various factors, including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments, as shown in the Portfolio of Investments, was determined as of June 30, 2018 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of June 30, 2018, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is

“more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue. The Portfolio’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate

26	MainStay VP Emerging Markets Equity Portfolio

classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in ETFs or mutual funds, which are subject to management fees and other fees that may increase the costs of investing in ETFs or mutual funds costs versus the costs of owning the underlying securities directly. These indirect expenses of ETFs or mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, which are deemed by the Manager or the Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisors will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAVs and may result in a loss to the Portfolio. As of June 30, 2018, open futures contracts are shown in the Portfolio of Investments.

(J)  Equity Swaps (Total Return Swaps).  Total return swap contracts are agreements between counterparties to exchange cash flow, one based on a market-linked return of an individual asset or group of assets (such as an index), and the other on a fixed or floating rate. As a total return swap, an equity swap may be structured in different ways. For example, when the Portfolio enters into a “long” equity swap, the counterparty may agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular referenced security or securities, plus the dividends that would have been received on those securities. In return, the Portfolio will generally agree to pay the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such referenced security or securities, plus, in certain instances, commissions or trading spreads on the notional amounts. Therefore, the Portfolio’s return on the equity

27

Notes to Financial Statements (Unaudited) (continued)

swap generally should equal the gain or loss on the notional amount, plus dividends on the referenced security or securities less the interest paid by the Portfolio on the notional amount. Alternatively, when the Portfolio enters into a “short” equity swap, the counterparty will generally agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Portfolio sold a particular referenced security or securities short, less the dividend expense that the Portfolio would have incurred on the referenced security or securities, as adjusted for interest payments or other economic factors. In this situation, the Portfolio will generally be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested directly in the referenced security or securities.

Equity swaps generally do not involve the delivery of securities or other referenced assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Portfolio is contractually obligated to make. If the other party to an equity swap defaults, the Portfolio’s risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive, if any. The Portfolio will segregate cash or liquid assets, enter into offsetting transactions or use other measures permitted by applicable law to “cover” the Portfolio’s current obligations. The Portfolio and New York Life Investments, however, believe these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio’s borrowing restrictions.

Equity swaps are derivatives and their value can be very volatile. The Portfolio may engage in total return swaps to gain exposure to foreign securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. To the extent that the Manager, or Subadvisors does not accurately analyze and predict future market trends, the values or assets or economic factors, the Portfolio may suffer a loss, which may be substantial. As of June 30, 2018, the Portfolio did not hold any total return swap contracts.

(K)  Securities Sold Short.  The Portfolio may engage in sales of securities it does not own (“short sales”) as part of its investment strategies. When the Portfolio enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments.

(L)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Portfolio could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Portfolio is exposed to risk until the sale or exercise of each right or warrant is completed. As of June 30, 2018, the Portfolio did not hold any rights or warrants.

(N)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as

28	MainStay VP Emerging Markets Equity Portfolio

collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. As of the six-month period ended June 30, 2018, the Portfolio had securities on loan with a value of $1,259,294 and had received non-cash collateral of $1,300,149. Income earned from securities lending activity is reflected in the Statement of Operations.

(O)  Foreign Securities Risk.  The Portfolio invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by economic or political developments in a specific country, industry or region. For example, the Portfolio has significant investments in the Asia-Pacific region. The development and stability of the Asia-Pacific region can be adversely affected by, among other regional and global developments, trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade. Some Asia-Pacific countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles and less liquid markets than developed countries.

(P)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels or if the Portfolio fails to meet the terms of its ISDA Master Agreements. The result would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

(Q)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The

Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(R)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into total return swap contracts to gain exposure to emerging market securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. These derivatives are not accounted for as hedging instruments.

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2018:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(194,004)	$(194,004)
Swap Contracts	Net realized gain (loss) on swap transactions	$8,138	$8,138

Total Realized Gain (Loss)		$(185,866)	$(185,866)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC (“MacKay Shields” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as a Subadvisor to the Portfolio. Candriam Belgium (“Candriam Belgium” or “Subadvisor,” and, together with MacKay Shields, the “Subadvisors”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as a Subadvisor to the Portfolio. Each Subadvisor is responsible for managing a portion of the Portfolio’s assets, as designated by the Manager from time to time. New York Life Investments pays for the services of the

29

Notes to Financial Statements (Unaudited) (continued)

Subadvisors. Prior to January 1, 2018, Cornerstone Capital Management Holdings LLC served as a Subadvisor to the Portfolio. Effective January 1, 2018, all investment personnel of Cornerstone Capital Management Holdings LLC transitioned to MacKay Shields due to an organizational restructuring.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of Portfolio’s average daily net assets as follows effective May 1, 2018: 1.00% up to $1 billion and 0.975% in excess of $1 billion. Prior to May 1, 2018, the Fund, on behalf of the Portfolio, paid New York Life Investments at the annual rate of the Portfolio’s average daily net assets as follows: 1.05% up to $1 billion; and 1.025% in excess of $1 billion. During the six-month period ended June 30, 2018, the effective management fee rate was 1.03%.

During the six-month period ended June 30, 2018, New York Life Investments earned fees from the Portfolio in the amount of $3,476,886.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of June 30, 2018, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$527,151,281	$58,408,735	$(39,523,260)	$18,885,475

As of December 31, 2017, for federal income tax purposes, capital loss carryforwards of $61,669,331 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$35,162	$26,508

During the year ended December 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$6,707,325	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the

30	MainStay VP Emerging Markets Equity Portfolio

Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2018, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2018, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2018, purchases and sales of securities, other than short-term securities, were $407,048 and $509,698, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2018 and the year ended December 31, 2017, were as follows:

Initial Class	Shares	Amount
Six-month period ended June 30, 2018:
Shares sold	1,811,067	$19,009,833
Shares redeemed	(9,094,054)	(92,838,663)

Net increase (decrease)	(7,282,987)	$(73,828,830)

Year ended December 31, 2017:
Shares sold	18,979,115	$172,755,928
Shares issued to shareholders in reinvestment of dividends and distributions	491,089	4,838,042
Shares redeemed	(6,435,946)	(60,182,153)

Net increase (decrease)	13,034,258	$117,411,817

Service Class	Shares	Amount
Six-month period ended June 30, 2018:
Shares sold	279,236	$2,801,196
Shares redeemed	(3,093,887)	(32,040,797)

Net increase (decrease)	(2,814,651)	$(29,239,601)

Year ended December 31, 2017:
Shares sold	3,553,101	$31,154,009
Shares issued to shareholders in reinvestment of dividends and distributions	190,004	1,869,283
Shares redeemed	(4,899,048)	(44,404,811)

Net increase (decrease)	(1,155,943)	$(11,381,519)

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2018, events and transactions subsequent to June 30, 2018, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

31

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

32	MainStay VP Emerging Markets Equity Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2018 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2018 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781615	MSVPEME10-08/18 (NYLIAC) NI516

MainStay VP Floating Rate Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2018

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

This page intentionally left blank

Message from the President

The six months ended June 30, 2018, saw mixed performance among stocks and bonds. U.S. stocks generally advanced during the reporting period, while international and emerging-market stocks declined.

According to FTSE-Russell data on U.S. stocks, the strongest performance came from the smallest companies during the reporting period, with growth stocks outperforming value stocks at all capitalization levels. While growth stocks provided positive total returns at all capitalization levels, value stocks of midcap and larger companies provided negative returns.

Among U.S. fixed-income securities, shorter-term instruments generally advanced during the first half of 2018, while longer-term bonds on balance declined. Although convertible bonds, bank loans and high-yield corporate bonds generated positive returns during the reporting period, most mortgage-backed securities declined. International and emerging-market bonds also provided negative total returns during the reporting period.

Several factors influenced the stock and bond markets during the first half of 2018. Major tax reforms were signed into law in December 2017 and boosted stock performance early in the reporting period. As the year progressed, however, trade tensions between the U.S. and several of its trading partners led to sustained market volatility, which adversely affected stock prices despite robust corporate earnings and profits. An historic meeting between leaders of the United States and North Korea lifted stock prices briefly in June 2018. While crude oil prices remained volatile, they generally rose during the reporting period, which helped many energy stocks.

The Federal Open Market Committee raised the federal funds target range twice during the reporting period, which led to rising U.S. Treasury yields across the maturity spectrum. The greatest increase occurred among 3-year U.S. Treasury notes, with yield increases tapering off for longer-term U.S. Treasury securities. When interest-rates rise, bond prices tend to decline (and vice versa), which may account for the negative performance of several fixed-income sectors during the reporting period.

Through the ups and downs of the stock and bond markets, MainStay VP portfolio managers seek to pursue the objectives of their individual Portfolios using the investment strategies and processes outlined in the prospectus. As a MainStay VP shareholder, your investments are guided by the market experience and professional insight of our portfolio managers as they seek to deliver long-term returns within prospectus guidelines and manage the specific risks of their respective Portfolios.

Whatever direction the markets may take, MainStay encourages shareholders to maintain a long-term investment perspective. The report that follows contains additional information on the market events, investment decisions and specific securities that shaped the performance of your MainStay VP Portfolio during the six months ended June 30, 2018. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2018

Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	5/2/2005	1.81%	4.04%	3.63%	3.98%	0.65%
Service Class Shares	5/2/2005	1.68	3.77	3.37	3.72	0.90

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P/LSTA Leveraged Loan Index[2]	2.16%	4.37%	4.00%	5.19%
Credit Suisse Leveraged Loan Index[3]	2.38	4.67	4.24	5.00
Morningstar Bank Loan Category Average[4]	1.54	3.49	3.27	4.10

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	The S&P/LSTA Leveraged Loan Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The S&P/LSTA Leveraged Loan Index is a broad-based index designed to reflect the performance of U.S. dollar facilities in the leveraged loan market. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Credit Suisse Leveraged Loan Index is the Portfolio’s secondary benchmark. The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, U.S. dollar denominated non-investment-grade loans. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Morningstar Bank Loan Category Average is representative of funds that invest in floating-rate bank loans instead of bonds. In exchange for their credit risk, these loans offer high interest payments that typically float above a common short-term benchmark. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Floating Rate Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2018, to June 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2018, to June 30, 2018. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/18	Ending Account Value (Based on Actual Returns and Expenses) 6/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,018.10	$3.20	$1,021.60	$3.21	0.64%

Service Class Shares	$1,000.00	$1,016.80	$4.45	$1,020.40	$4.46	0.89%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures. The table above represents the actual expenses incurred during the six-month period.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Floating Rate Portfolio

Industry Composition as of June 30, 2018 (Unaudited)

Electronics	13.6%
Healthcare, Education & Childcare	10.1
Hotels, Motels, Inns & Gaming	6.5
Diversified/Conglomerate Service	5.2
Retail Store	4.9
Broadcasting & Entertainment	4.8
Chemicals, Plastics & Rubber	4.6
Buildings & Real Estate	3.7
Telecommunications	3.6
Beverage, Food & Tobacco	3.5
Diversified/Conglomerate Manufacturing	3.4
Leisure, Amusement, Motion Pictures & Entertainment	3.3
Automobile	3.2
Insurance	3.2
Containers, Packaging & Glass	3.1
Utilities	2.9
Finance	2.2
Oil & Gas	2.2
Personal & Nondurable Consumer Products (Manufacturing Only)	2.2
Mining, Steel, Iron & Non-Precious Metals	1.6
Banking	1.4
Machinery (Non-Agriculture, Non-Construct & Non-Electronic)	1.4
Personal, Food & Miscellaneous Services	1.4
Printing & Publishing	1.3
Aerospace & Defense	1.2
Ecological	0.7
Electric	0.7
Home and Office Furnishings, Housewares & Durable Consumer Products	0.5

Media	0.4%
Metals & Mining	0.4
Affiliated Investment Companies	0.3
Commercial Services	0.3
Packaging & Containers	0.3
Auto Parts & Equipment	0.2
Chemicals	0.2
Entertainment	0.2
Equity Real Estate Investment Trusts	0.2
Pharmaceuticals	0.2
Building Materials	0.1
Energy Equipment & Services	0.1
Environmental Controls	0.1
Grocery	0.1
Hotels, Restaurants & Leisure	0.1
Miscellaneous—Manufacturing	0.1
Personal & Nondurable Consumer Products	0.1
Pipelines	0.1
Cargo Transport	0.0	‡
Health Care—Services	0.0	‡
Household Products & Wares	0.0	‡
Housewares	0.0	‡
Machinery—Diversified	0.0	‡
Oil, Gas & Consumable Fuels	0.0	‡
Oil & Gas Services	0.0	‡
Retail	0.0	‡
Short-Term Investments	4.1
Other Assets, Less Liabilities	–4.0

	100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Issuers Held as of June 30, 2018 (excluding short-term investments) (Unaudited)

1.	BMC Software Finance, Inc., TBD-5.344%, due 9/10/22–6/26/25

2.	Scientific Games International, Inc., 4.844%–4.921%, due 8/14/24

3.	Sedgwick Claims Management Services, Inc., 4.844%–8.057%, due 3/1/21–2/28/22

4.	Red Ventures LLC, 6.094%–10.094%, due 11/8/24–11/8/25

5.	Epicor Software Corp., 5.35%, due 6/1/22
6.	SS&C Technologies, Inc., 4.594%, due 4/16/25

7.	Wilsonart LLC, 5.59%, due 12/19/23

8.	Vistra Energy Corp., 4.057%–8.125%, due 11/1/22–1/30/26

9.	Valeant Pharmaceuticals International, Inc., 4.983%–6.50%, due 3/15/22–11/1/25

10.	McAfee LLC, 6.594%–10.594%, due 9/30/24–9/29/25

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Robert H. Dial, Mark A. Campellone and Arthur S. Torrey of NYL Investors LLC, the Portfolio’s Subadvisor.

How did MainStay VP Floating Rate Portfolio perform relative to its benchmarks and peers for the six months ended June 30, 2018?

For the six months ended June 30, 2018, MainStay VP Floating Rate Portfolio returned 1.81% for Initial Class shares and 1.68% for Service Class shares. Over the same period, both share classes underperformed the 2.16% return of the S&P/LSTA Leveraged Loan Index,1 which is the Portfolio’s primary benchmark, and the 2.38% return of the Credit Suisse Leveraged Loan Index,1 which is the Portfolio’s secondary benchmark. Both share classes outperformed the 1.54% return of the Morningstar Bank Loan Category Average2 for the six months ended June 30, 2018.

What factors affected the Portfolio’s performance relative to its primary prospectus benchmark during the reporting period?

The Portfolio’s underperformance relative to the S&P/LSTA Leveraged Loan Index resulted primarily because of underweight positions relative to the benchmark in credits rated BBB3 and CCC. Partially offsetting this was a positive contribution to relative performance from the Portfolio’s overweight position in credits rated B. (Contributions take weightings and total returns into account.) The Portfolio’s relative performance also benefited from equity positions among restructured credits.

What was the Portfolio’s duration4 strategy during the reporting period?

The Portfolio invested in floating-rate loans that had a weighted average effective duration of less than three months. Floating-rate loans mature, on average, in five to seven years, but loan maturity can be as long as nine years. The underlying interest-rate contracts of the Portfolio’s loans, which are typically pegged to LIBOR,5 reset every 30, 60, 90 or 180 days. As of June 30, 2018, the Portfolio’s weighted average days to LIBOR reset was 36 days, which we considered to be a short duration. Since reset dates may vary for different individual loans from 30 days up to 180 days, the actual period between a shift in interest rates and the time when the Portfolio would “catch up” may vary within this range. In any case, floating-rate loans have shorter durations than most other fixed-income financial assets.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

The first six months of 2018 could be characterized as a “coupon clipping” period for the loan market, with riskier assets generally outperforming on an income basis and principal returns being more limited. In light of lower trading volatility during the reporting period, we modified risk exposure in the Portfolio by reducing exposure among less-volatile BB-rated credits and increased exposure among credits rated B. During the reporting period, the Portfolio also sought to reduce its cash holdings. We believe these decisions helped the Portfolio’s yield during the reporting period.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s performance and which market segments were particularly weak?

The Portfolio received positive contributions during the reporting period from its investments in the oil & gas, chemicals and utility sectors. Offsetting these gains were Portfolio positions in the retail, transportation and automotive sectors.

How did the Portfolio’s sector weightings change during the reporting period?

There were no significant purchases, sales or shifts in sector weightings during the reporting period.

1.	See footnote on page 5 for more information on this index.
2.	See footnote on page 5 for more information on the Morningstar Bank Loan Category Average.
3.

An obligation rated ‘BBB’ by Standard & Poor’s (“S&P”) is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. An obligation rated ‘BB’ by S&P is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated ‘B’ by S&P is deemed by S&P to be more vulnerable to nonpayment than obligations rated ‘BB’, but in the opinion of S&P, the obligor currently has the capacity to meet its financial commitment on the obligation. It is the opinion of S&P that adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. An obligation rated ‘CCC’ by S&P is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. An obligation rated ‘D’ by S&P is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Portfolio.

4.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

5.

The London InterBank Offered Rate (“LIBOR”) is a composite of interest rates at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates.

8	MainStay VP Floating Rate Portfolio

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2018, the Portfolio held underweight positions relative to the S&P/LSTA Leveraged Loan Index in credits rated BB and in credits rated CCC/D. As of the same date, the Portfolio was overweight relative to its benchmark in cash and cash equivalents (the Index has no cash component). As of

June 30, 2018, the Portfolio held an overweight position relative to the S&P/LSTA Leveraged Loan Index in credits rated B.

As of June 30, 2018, the Portfolio’s most substantial exposures by industry were in electronics (market weight relative to the S&P/LSTA Leveraged Loan Index), business equipment/services (overweight), health care (underweight), hotels & casinos (overweight), and chemicals (overweight).

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments June 30, 2018 (Unaudited)

	Principal Amount	Value

Long-Term Bonds 98.8%† Corporate Bonds 3.4%
Auto Parts & Equipment 0.2%
Cooper-Standard Automotive, Inc. 5.625%, due 11/15/26 (a)	$400,000	$395,001
Delphi Technologies PLC 5.00%, due 10/1/25 (a)	800,000	763,000
Goodyear Tire & Rubber Co. 4.875%, due 3/15/27	750,000	685,320

		1,843,321

Building Materials 0.1%
Jeld-Wen, Inc. (a) 4.625%, due 12/15/25	250,000	238,125
4.875%, due 12/15/27	330,000	306,900

		545,025

Chemicals 0.2%
Platform Specialty Products Corp. 5.875%, due 12/1/25 (a)	1,200,000	1,173,000

Chemicals, Plastics & Rubber 0.4%
Alpha 3 B.V. / Alpha U.S. Bidco, Inc. 6.25%, due 2/1/25 (a)	400,000	393,000
Platform Specialty Products Corp. 6.50%, due 2/1/22 (a)	1,500,000	1,526,250
Versum Materials, Inc. 5.50%, due 9/30/24 (a)	1,050,000	1,064,595

		2,983,845

Commercial Services 0.3%
Hertz Corp. 5.875%, due 10/15/20	1,700,000	1,661,750
KAR Auction Services, Inc. 5.125%, due 6/1/25 (a)	350,000	334,250

		1,996,000

Electric 0.7%
NRG Energy, Inc. 7.25%, due 5/15/26	1,300,000	1,384,500
♦Vistra Energy Corp. 7.375%, due 11/1/22	1,000,000	1,045,000
7.625%, due 11/1/24	1,500,000	1,599,375
8.125%, due 1/30/26 (a)	1,250,000	1,357,812

		5,386,687

Entertainment 0.2%
Pinnacle Entertainment, Inc. 5.625%, due 5/1/24	1,250,000	1,297,688

	Principal Amount	Value

Environmental Controls 0.1%
Advanced Disposal Services, Inc. 5.625%, due 11/15/24 (a)	$800,000	$796,000
Wrangler Buyer Corp. 6.00%, due 10/1/25 (a)	250,000	236,250

		1,032,250

Health Care—Services 0.0%‡
MPH Acquisition Holdings LLC 7.125%, due 6/1/24 (a)	170,000	174,250

Household Products & Wares 0.0%‡
Prestige Brands, Inc. 6.375%, due 3/1/24 (a)	300,000	297,000

Housewares 0.00%‡
Scotts Miracle-Gro Co. 5.25%, due 12/15/26	200,000	191,500

Insurance 0.1%
Acrisure, LLC / Acrisure Finance, Inc. 7.00%, due 11/15/25 (a)	970,000	882,700

Machinery—Diversified 0.0%‡
RBS Global, Inc. / Rexnord LLC 4.875%, due 12/15/25 (a)	300,000	282,000

Media 0.4%
Altice France S.A. 6.00%, due 5/15/22 (a)	2,000,000	2,007,100
E.W. Scripps Co. 5.125%, due 5/15/25 (a)	500,000	468,750
Salem Media Group, Inc. 6.75%, due 6/1/24 (a)	600,000	544,500

		3,020,350

Miscellaneous—Manufacturing 0.1%
Koppers, Inc. 6.00%, due 2/15/25 (a)	500,000	500,000

Oil & Gas 0.0%‡
EP Energy LLC / Everest Acquistion Finance, Inc. 8.00%, due 2/15/25 (a)	200,000	155,000

Oil & Gas Services 0.0%‡
USA Compression Partners, L.P. / USA Compression Finance Corp. 6.875%, due 4/1/26 (a)	360,000	372,600

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest issuers held, as of June 30, 2018, excluding short-term investments. May be subject to change daily.

10	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Packaging & Containers 0.3%
ARD Finance S.A. 7.125% (7.875% PIK), due 9/15/23 (b)	$670,000	$671,675
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 7.25%, due 5/15/24 (a)	600,000	624,000
Greif, Inc. 7.75%, due 8/1/19	650,000	672,750
Plastipak Holdings, Inc. 6.25%, due 10/15/25 (a)	220,000	202,400

		2,170,825

Pharmaceuticals 0.2%
♦Valeant Pharmaceuticals International, Inc. (a) 5.50%, due 11/1/25	300,000	295,650
6.50%, due 3/15/22	1,000,000	1,035,000

		1,330,650

Pipelines 0.1%
Energy Transfer Equity, L.P. 4.25%, due 3/15/23	600,000	579,006

Retail 0.0%‡
PetSmart, Inc. 5.875%, due 6/1/25 (a)	200,000	154,020

Total Corporate Bonds (Cost $26,388,621)		26,367,717

Floating Rate Loans 85.4% (c)
Aerospace & Defense 1.2%
DAE Aviation Holdings, Inc. 1st Lien Term Loan 5.84% (1 Month LIBOR + 3.75%), due 7/7/22	4,094,296	4,100,438
Engility Corp. Term Loan B2 4.844% (1 Month LIBOR + 2.75%), due 8/12/23	744,279	742,728
TransDigm, Inc. 2018 Term Loan F 4.594% (1 Month LIBOR + 2.50%), due 6/9/23	3,696,525	3,678,272
2018 Term Loan E 4.594% (1 Month LIBOR + 2.50%), due 5/30/25	997,500	992,156

		9,513,594

	Principal Amount	Value

Automobile 3.2%
American Axle and Manufacturing, Inc. Term Loan B 4.35% (1 Month LIBOR + 2.25%), due 4/6/24	$2,437,551	$2,425,972
AP Exhaust Acquisition LLC 1st Lien Term Loan 7.355% (3 Month LIBOR + 5.00%), due 5/10/24 (d)	2,475,000	2,437,875
Autodata, Inc. 1st Lien Term Loan 5.335% (1 Month LIBOR + 3.25%), due 12/13/24 (d)	448,875	446,631
Belron Finance U.S. LLC Term Loan B 4.863% (3 Month LIBOR + 2.50%), due 11/7/24	995,000	996,866
CH Hold Corp. 1st Lien Term Loan 5.094% (1 Month LIBOR + 3.00%), due 2/1/24	1,943,820	1,941,390
Chassix, Inc. (d) 2017 1st Lien Term Loan 7.875% (3 Month LIBOR + 5.50%), due 11/15/23	739,167	735,471
2017 1st Lien Term Loan 8.00% (6 Month LIBOR + 5.50%), due 11/15/23	753,333	749,567
Federal-Mogul Holdings Corp. New Term Loan C 5.82% (1 Month LIBOR + 3.75%), due 4/15/21	2,616,800	2,617,344
New Term Loan C 5.84% (1 Month LIBOR + 3.75%), due 4/15/21	866,082	866,262
KAR Auction Services, Inc. Term Loan B5 4.625% (1 Month LIBOR + 2.50%), due 3/9/23	2,310,000	2,312,887
L&W, Inc. 2018 Term Loan B 6.084% (1 Month LIBOR + 4.00%), due 5/22/25	800,000	801,500
Mavis Tire Express Services Corp. 2018 Delayed Draw Term Loan 1.238% (3 Month LIBOR + 1.00%), due 3/20/25	12,331	12,254
2018 1st Lien Term Loan 5.334% (1 Month LIBOR + 3.25%), due 3/20/25	1,380,675	1,372,045
Tenneco, Inc. 1st Lien Term Loan B TBD, due 6/14/25 (e)	2,600,000	2,574,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

	Principal Amount	Value

Floating Rate Loans (continued)
Automobile (continued)
Tower Automotive Holdings USA LLC 2017 Term Loan B 4.813% (1 Month LIBOR + 2.75%), due 3/7/24	$2,766,629	$2,749,338
Truck Hero, Inc. 1st Lien Term Loan 5.838% (1 Month LIBOR + 3.75%), due 4/21/24 (d)	2,260,500	2,266,151

		25,305,553

Banking 1.4%
Broadstreet Partners, Inc. 2018 Term Loan B 5.344% (1 Month LIBOR + 3.25%), due 11/8/23	1,488,665	1,479,361
Capital Automotive L.P. 2017 2nd Lien Term Loan 8.10% (1 Month LIBOR + 6.00%), due 3/24/25	2,829,416	2,842,680
Focus Financial Partners LLC 2018 1st Lien Term Loan 4.844% (3 Month LIBOR + 2.75%), due 7/3/24	2,472,938	2,470,618
Greenhill & Co., Inc. (d) 1st Lien Term Loan 5.797% (1 Month LIBOR + 3.75%), due 10/12/22	578,571	581,464
1st Lien Term Loan 5.807% (1 Month LIBOR + 3.75%), due 10/12/22	750,000	753,750
1st Lien Term Loan 6.084% (3 Month LIBOR + 3.75%), due 10/12/22	133,929	134,598
Jane Street Group LLC 2018 Term Loan B 5.844% (1 Month LIBOR + 3.75%), due 8/25/22 (d)	1,418,914	1,427,782
Russell Investments U.S. Inst’l Holdco, Inc. Term Loan B 5.344% (1 Month LIBOR + 3.25%), due 6/1/23	987,406	988,640
VFH Parent LLC 2017 Refinanced Term Loan B 5.558% (3 Month LIBOR + 3.25%), due 12/30/21	433,838	436,279

		11,115,172

	Principal Amount	Value

Beverage, Food & Tobacco 3.2%
Acosta Holdco, Inc. 2015 Term Loan 5.344% (1 Month LIBOR + 3.25%), due 9/26/21	$2,170,016	$1,651,536
Advantage Sales & Marketing, Inc.
2014 1st Lien Term Loan 5.344% (1 Month LIBOR + 3.25%), due 7/23/21	3,334,204	3,157,768
Incremental Term Loan B 5.344% (1 Month LIBOR + 3.25%), due 7/25/21	990,000	937,612
2014 2nd Lien Term Loan 8.594% (1 Month LIBOR + 6.50%), due 7/25/22	625,000	565,938
Albertsons LLC
2017 Term Loan B4 4.844% (1 Month LIBOR + 2.75%), due 8/25/21	1,420,231	1,404,253
2017 Term Loan B6 5.319% (3 Month LIBOR + 3.00%), due 6/22/23	1,195,579	1,182,377
American Seafoods Group LLC 2017 1st Lien Term Loan 4.85% (1 Month LIBOR + 2.75%), due 8/21/23 (d)	1,247,542	1,252,220
Arctic Glacier U.S.A., Inc. 2018 Term Loan B 5.594% (1 Month LIBOR + 3.50%), due 3/20/24	1,777,568	1,785,714
ASP MSG Acquisition Co., Inc. 2017 Term Loan B 6.094% (1 Month LIBOR + 4.00%), due 8/16/23	2,210,625	2,205,788
B&G Foods, Inc. 2017 USD Term Loan B 4.094% (1 Month LIBOR + 2.00%), due 11/2/22	574,487	573,769
CH Guenther & Son, Inc. 2018 Term Loan B 4.844% (1 Month LIBOR + 2.75%), due 3/31/25 (d)	1,750,000	1,736,875
Chobani LLC 2017 Term Loan B 5.594% (1 Month LIBOR + 3.50%), due 10/10/23	987,508	987,508
Hearthside Food Solutions LLC 2018 Term Loan B 5.091% (1 Month LIBOR + 3.00%), due 5/23/25	1,800,000	1,782,900
JBS USA LLC 2017 Term Loan B 4.834% (3 Month LIBOR + 2.50%), due 10/30/22	417,796	415,011

12	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Floating Rate Loans (continued)
Beverage, Food & Tobacco (continued)
JBS USA LLC (continued)
2017 Term Loan B 4.835% (3 Month LIBOR + 2.50%), due 10/30/22	$2,355,183	$2,339,481
Post Holdings, Inc. 2017 Series A Incremental Term Loan 4.10% (1 Month LIBOR + 2.00%), due 5/24/24	990,000	985,835
U.S. Foods, Inc. 2016 Term Loan B 4.094% (1 Month LIBOR + 2.00%), due 6/27/23	2,446,231	2,442,410

		25,406,995

Broadcasting & Entertainment 4.3%
CBS Radio, Inc. 2017 Term Loan B 4.838% (1 Month LIBOR + 2.75%), due 11/17/24	1,558,208	1,545,223
Charter Communications Operating LLC 2017 Term Loan B 4.10% (1 Month LIBOR + 2.00%), due 4/30/25	4,975,000	4,966,518
Cumulus Media New Holdings, Inc. Exit Term Loan 6.60% (1 Month LIBOR + 4.50%), due 5/15/22	1,456,069	1,445,148
Global Eagle Entertainment, Inc. 1st Lien Term Loan 9.358% (6 Month LIBOR + 7.50%), due 1/6/23	871,875	884,953
iHeartCommunications, Inc. Term Loan D TBD, due 1/30/19 (f)(g)	1,750,000	1,331,458
Meredith Corp. Term Loan B 5.094% (1 Month LIBOR + 3.00%), due 1/31/25	1,496,250	1,496,017
Mission Broadcasting, Inc. 2017 Term Loan B2 4.483% (1 Month LIBOR + 2.50%), due 1/17/24	166,736	166,486
Nexstar Broadcasting, Inc. 2017 Term Loan B2 4.483% (1 Month LIBOR + 2.50%), due 1/17/24	1,283,874	1,281,948
Sinclair Television Group, Inc. 2017 Term Loan B TBD, due 12/12/24 (e)	4,583,333	4,569,583
Tribune Media Co. Term Loan 5.094% (1 Month LIBOR + 3.00%), due 12/27/20	208,885	209,146

	Principal Amount	Value

Broadcasting & Entertainment (continued)
Tribune Media Co. (continued)
Term Loan C 5.094% (1 Month LIBOR + 3.00%), due 1/27/24	$3,360,742	$3,349,541
Unitymedia Finance LLC Term Loan B 4.323% (1 Month LIBOR + 2.25%), due 9/30/25	1,500,000	1,488,124
Univision Communications, Inc. Term Loan C5 4.844% (1 Month LIBOR + 2.75%), due 3/15/24	5,292,703	5,111,238
Virgin Media Bristol LLC 2017 Term Loan 4.573% (1 Month LIBOR + 2.50%), due 1/15/26	4,047,619	4,015,364
WideOpenWest Finance LLC 2017 Term Loan B 5.335% (1 Month LIBOR + 3.25%), due 8/18/23	1,970,113	1,880,226

		33,740,973

Buildings & Real Estate 3.7%
Big Ass Fans LLC 2018 Term Loan 6.084% (3 Month LIBOR + 3.75%), due 5/21/24	497,500	497,914
Core & Main L.P. 2017 Term Loan B 5.211% (6 Month LIBOR + 3.00%), due 8/1/24	1,127,331	1,129,210
2017 Term Loan B 5.30% (3 Month LIBOR + 3.00%), due 8/1/24	989,538	991,187
DTZ U.S. Borrower LLC 2015 1st Lien Term Loan 5.557% (3 Month LIBOR + 3.25%), due 11/4/21	2,270,018	2,264,343
2015 1st Lien Term Loan 5.584% (3 Month LIBOR + 3.25%), due 11/4/21	119,938	119,639
2015 1st Lien Term Loan 5.609% (3 Month LIBOR + 3.25%), due 11/4/21	1,015,221	1,012,683
GGP, Inc. 1st Lien Term Loan B TBD, due 5/4/25 (e)	4,500,000	4,422,375
Jeld-Wen, Inc. 2017 1st Lien Term Loan 4.334% (3 Month LIBOR + 2.00%), due 12/14/24	777,344	773,457
Ply Gem Industries, Inc. 2018 Term Loan 6.089% (3 Month LIBOR + 3.75%), due 4/12/25	1,000,000	997,812

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

	Principal Amount	Value

Floating Rate Loans (continued)
Buildings & Real Estate (continued)
Priso Acquisition Corp. 2017 Term Loan B 5.094% (1 Month LIBOR + 3.00%), due 5/8/22 (e)	$2,047,374	$2,047,374
Realogy Corp. 2018 Term Loan B 4.296% (1 Month LIBOR + 2.25%), due 2/8/25	2,885,401	2,880,894
SIWF Holdings Inc. (d) 1st Lien Term Loan 6.323% (1 Month LIBOR + 4.25%), due 6/15/25	666,667	670,000
2nd Lien Term Loan 10.573% (3 Month LIBOR + 8.50%), due 6/15/26	120,000	114,000
SMG Holdings Inc. 2017 1st Lien Term Loan 5.344% (1 Month LIBOR + 3.25%), due 1/23/25	1,496,250	1,495,315
SRS Distribution, Inc. 2018 1st Lien Term Loan 5.58% (3 Month LIBOR + 3.25%), due 5/23/25	1,600,000	1,583,600
VC GB Holdings, Inc. 2017 1st Lien Term Loan 5.094% (1 Month LIBOR + 3.00%), due 2/28/24 (d)	2,420,342	2,414,291
♦Wilsonart LLC 2017 Term Loan B 5.59% (3 Month LIBOR + 3.25%), due 12/19/23	6,040,360	6,022,239

		29,436,333

Cargo Transport 0.0%‡
PODS LLC 2018 1st Lien Term Loan 4.78% (1 Month LIBOR + 2.75%), due 12/6/24	297,750	296,354

Chemicals, Plastics & Rubber 3.2%
Allnex USA, Inc. Term Loan B3 5.569% (3 Month LIBOR + 3.25%), due 9/13/23 (d)	962,614	957,801
Colouroz Investment 2 LLC 2nd Lien Term Loan B2 9.609% (3 Month LIBOR + 7.25%), due 9/6/22	378,732	306,773
Emerald Performance Materials LLC New 1st Lien Term Loan 5.594% (1 Month LIBOR + 3.50%), due 8/1/21	1,682,277	1,692,791

	Principal Amount	Value

Chemicals, Plastics & Rubber (continued)
Emerald Performance Materials LLC (continued)
New 2nd Lien Term Loan 9.844% (1 Month LIBOR + 7.75%), due 8/1/22	$700,000	$698,250
Encapsys LLC 1st Lien Term Loan 5.344% (1 Month LIBOR + 3.25%), due 11/7/24	997,500	997,500
Flex Acquisition Co., Inc. 1st Lien Term Loan 5.308% (3 Month LIBOR + 3.00%), due 12/29/23	1,485,000	1,478,635
Flint Group U.S. LLC 1st Lien Term Loan B2 5.359% (3 Month LIBOR + 3.00%), due 9/7/21	2,433,206	2,277,074
Ineos U.S. Finance LLC 2017 Term Loan B 4.094% (1 Month LIBOR + 2.00%), due 3/31/24	1,990,000	1,981,117
KMG Chemicals, Inc. Term Loan B 4.844% (1 Month LIBOR + 2.75%), due 6/15/24	440,455	441,831
MacDermid, Inc. Term Loan B6 5.094% (1 Month LIBOR + 3.00%), due 6/7/23 (d)	3,388,046	3,392,281
Nexeo Solutions LLC 2017 Repriced Term Loan 5.557% (3 Month LIBOR + 3.25%), due 6/9/23	1,174,777	1,174,287
2017 Repriced Term Loan 5.584% (3 Month LIBOR + 3.25%), due 6/9/23	1,141,915	1,141,439
2017 Repriced Term Loan 5.609% (3 Month LIBOR + 3.25%), due 6/9/23	1,191,169	1,190,673
Tronox Blocked Borrower LLC Term Loan B 5.094% (1 Month LIBOR + 3.00%), due 9/22/24	1,203,256	1,202,254
Tronox Finance LLC Term Loan B 5.094% (1 Month LIBOR + 3.00%), due 9/22/24	2,776,744	2,774,431
Venator Materials Corp. Term Loan B 5.094% (1 Month LIBOR + 3.00%), due 8/8/24 (d)	1,985,000	1,999,887
Zep, Inc. 2017 1st Lien Term Loan 6.334% (3 Month LIBOR + 4.00%), due 8/12/24	1,488,750	1,453,392

		25,160,416

14	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Floating Rate Loans (continued)
Containers, Packaging & Glass 3.1%
Anchor Glass Container Corp. 2017 1st Lien Term Loan 4.807% (1 Month LIBOR + 2.75%), due 12/7/23 (d)	$1,349,196	$1,242,947
2017 1st Lien Term Loan 4.844% (1 Month LIBOR + 2.75%), due 12/7/23	810,470	746,646
Berlin Packaging LLC 2018 Term Loan B 4.99% (1 Month LIBOR + 3.00%), due 11/7/25	708,589	704,033
2018 Term Loan B 5.10% (1 Month LIBOR + 3.00%), due 11/7/25	146,403	145,462
2018 Term Loan B 5.34% (3 Month LIBOR + 3.00%), due 11/7/25	99,554	98,914
BWAY Holding Co. 2017 Term Loan B 5.588% (3 Month LIBOR + 3.25%), due 4/3/24	3,960,000	3,960,000
Caraustar Industries, Inc. 2017 Term Loan B 7.834% (3 Month LIBOR + 5.50%), due 3/14/22	1,775,720	1,781,047
Charter NEX U.S. Holdings, Inc. 2017 Term Loan B 5.094% (3 Month LIBOR + 3.00%), due 5/16/24	2,970,000	2,960,101
Consolidated Container Co. LLC 2017 1st Lien Term Loan 4.844% (1 Month LIBOR + 2.75%), due 5/22/24	1,985,025	1,985,025
Fort Dearborn Co. 2016 1st Lien Term Loan 6.005% (1 Month LIBOR + 4.00%), due 10/19/23 (d)	13,659	13,454
2016 1st Lien Term Loan 6.312% (3 Month LIBOR + 4.00%), due 10/19/23	2,448,842	2,412,109
2016 2nd Lien Term Loan 10.812% (3 Month LIBOR + 8.50%), due 10/19/24	1,000,000	940,000
Klockner-Pentaplast of America, Inc. 2017 Term Loan B2 6.344% (1 Month LIBOR + 4.25%), due 6/30/22	2,481,250	2,378,898
Rack Merger Sub, Inc. 2nd Lien Term Loan 9.335% (1 Month LIBOR + 7.25%), due 10/3/22 (d)	340,741	341,593

	Principal Amount	Value

Containers, Packaging & Glass (continued)
Ranpak Corp. 2015 Term Loan 5.344% (1 Month LIBOR + 3.25%), due 10/1/21 (d)	$1,755,252	$1,746,476
Reynolds Group Holdings, Inc. 2017 Term Loan 4.844% (1 Month LIBOR + 2.75%), due 2/5/23	2,229,391	2,224,438
Trident TPI Holdings, Inc. 2017 USD Term Loan B1 5.344% (1 Month LIBOR + 3.25%), due 10/17/24 (d)	742,933	737,361

		24,418,504

Diversified/Conglomerate Manufacturing 2.7%
Allied Universal Holdco LLC 2015 Term Loan 5.844% (1 Month LIBOR + 3.75%), due 7/28/22	1,766,585	1,736,995
EXC Holdings III Corp. 2017 1st Lien Term Loan 5.834% (3 Month LIBOR + 3.50%), due 12/2/24 (d)	671,625	677,502
Filtration Group Corp. 2018 1st Lien Term Loan 5.094% (3 Month LIBOR + 3.00%), due 3/29/25	1,895,250	1,894,856
Gardner Denver, Inc. 2017 Term Loan B 4.844% (1 Month LIBOR + 2.75%), due 7/30/24	1,257,998	1,258,532
Gopher Resource LLC 1st Lien Term Loan 5.344% (1 Month LIBOR + 3.25%), due 3/6/25	1,496,250	1,496,250
GYP Holdings III Corp. 2018 Term Loan B 4.844% (1 Month LIBOR + 2.75%), due 6/1/25	337,926	335,603
2018 Term Loan B 4.847% (2 Month LIBOR + 2.75%), due 6/1/25	128,740	127,855
Hyster-Yale Group, Inc. Term Loan B 5.344% (1 Month LIBOR + 3.25%), due 5/30/23	475,000	474,703
Iron Mountain, Inc. 2018 Term Loan B 3.844% (1 Month LIBOR + 1.75%), due 1/2/26 (d)	1,870,313	1,823,555
Quikrete Holdings, Inc. 2016 1st Lien Term Loan 4.844% (1 Month LIBOR + 2.75%), due 11/15/23	3,836,792	3,817,609

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

	Principal Amount	Value

Floating Rate Loans (continued)
Diversified/Conglomerate Manufacturing (continued)
♦Red Ventures LLC 1st Lien Term Loan 6.094% (1 Month LIBOR + 4.00%), due 11/8/24	$4,962,500	$4,982,881
2nd Lien Term Loan 10.094% (1 Month LIBOR + 8.00%), due 11/8/25	1,325,000	1,348,187
TRC Cos., Inc. Term Loan 5.594% (1 Month LIBOR + 3.50%), due 6/21/24 (d)	893,250	888,784

		20,863,312

Diversified/Conglomerate Service 5.2%
Applied Systems, Inc. 2017 1st Lien Term Loan 5.334% (3 Month LIBOR + 3.00%), due 9/19/24	2,977,500	2,978,896
2017 2nd Lien Term Loan 9.334% (3 Month LIBOR + 7.00%), due 9/19/25	460,000	473,800
Blackhawk Mining LLC 2018 1st Lien Term Loan 5.073% (1 Month LIBOR + 3.00%), due 6/15/25	1,000,000	996,562
Brickman Group, Ltd. LLC 1st Lien Term Loan 5.085% (1 Month LIBOR + 3.00%), due 12/18/20	1,067,144	1,066,922
1st Lien Term Loan 5.094% (1 Month LIBOR + 3.00%), due 12/18/20	831,039	830,866
1st Lien Term Loan 7.00% (3 Month LIBOR + 2.00%), due 12/18/20	464,896	464,799
Change Healthcare Holdings, Inc. 2017 Term Loan B 4.844% (1 Month LIBOR + 2.75%), due 3/1/24	2,116,071	2,107,872
Cypress Intermediate Holdings III, Inc. 2017 1st Lien Term Loan 5.10% (1 Month LIBOR + 3.00%), due 4/27/24	1,980,000	1,974,343
Greeneden U.S. Holdings II LLC 2018 USD Term Loan B 5.834% (3 Month LIBOR + 3.50%), due 12/1/23	1,477,612	1,477,305
Information Resources, Inc. 1st Lien Term Loan 6.569% (3 Month LIBOR + 4.25%), due 1/18/24	678,906	678,058

	Principal Amount	Value

Diversified/Conglomerate Service (continued)
J.D. Power and Associates 1st Lien Term Loan 6.344% (1 Month LIBOR + 4.25%), due 9/7/23	$2,872,431	$2,876,021
2nd Lien Term Loan 10.594% (1 Month LIBOR + 8.50%), due 9/7/24	375,000	378,281
Kronos, Inc. 2017 Term Loan B 5.358% (3 Month LIBOR + 3.00%), due 11/1/23	4,098,306	4,089,643
Mitchell International, Inc. 2017 1st Lien Term Loan 5.344% (1 Month LIBOR + 3.25%), due 11/29/24	1,496,250	1,491,163
MKS Instruments, Inc. 2017 Term Loan B3 3.844% (1 Month LIBOR + 1.75%), due 5/1/23	924,096	924,096
Monitronics International, Inc. Term Loan B2 7.834% (3 Month LIBOR + 5.50%), due 9/30/22	1,647,807	1,570,566
MX Holdings U.S., Inc. Term Loan B1B 4.603% (1 Month LIBOR + 2.50%), due 8/14/23 (d)	3,279,273	3,279,273
NAB Holdings LLC 2017 Repriced Term Loan 5.334% (3 Month LIBOR + 3.00%), due 7/1/24	987,525	985,468
Pre-Paid Legal Services, Inc. 2018 1st Lien Term Loan 5.233% (1 Month LIBOR + 3.25%), due 5/1/25	1,700,000	1,705,845
Prime Security Services Borrower LLC 2016 1st Lien Term Loan 4.844% (1 Month LIBOR + 2.75%), due 5/2/22	3,274,497	3,256,589
Sophia L.P. 2017 Term Loan B 5.584% (3 Month LIBOR + 3.25%), due 9/30/22	1,915,423	1,911,232
TruGreen, Ltd. Partnership 2017 Term Loan 6.046% (1 Month LIBOR + 4.00%), due 4/13/23 (d)	1,768,635	1,775,267
Verint Systems, Inc. 2018 Term Loan B 3.983% (1 Month LIBOR + 2.00%), due 6/28/24	2,475,000	2,471,906

16	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Floating Rate Loans (continued)
Diversified/Conglomerate Service (continued)
WEX, Inc. 2017 Term Loan B2 4.344% (1 Month LIBOR + 2.25%), due 6/30/23	$980,000	$979,388

		40,744,161

Ecological 0.5%
Advanced Disposal Services, Inc. Term Loan B3 4.231% (1 Week LIBOR + 2.25%), due 11/10/23	3,711,539	3,698,433

Electronics 12.6%
Almonde, Inc. 1st Lien Term Loan 5.807% (3 Month LIBOR + 3.50%), due 6/13/24	3,970,000	3,896,059
2nd Lien Term Loan 9.557% (3 Month LIBOR + 7.25%), due 6/13/25	1,400,000	1,347,500
ASG Technologies Group, Inc. 2018 Term Loan 5.594% (1 Month LIBOR + 3.50%), due 7/31/24	1,521,853	1,512,341
Barracuda Networks, Inc. 1st Lien Term Loan 5.307% (1 Month LIBOR + 3.25%), due 2/12/25	1,500,000	1,492,500
2nd Lien Term Loan 9.307% (1 Month LIBOR + 7.25%), due 2/12/26	50,000	50,031
♦BMC Software Finance, Inc. 2018 USD Term Loan B TBD, due 6/26/25 (e)	4,968,000	4,933,413
2017 1st Lien Term Loan 5.344% (1 Month LIBOR + 3.25%), due 9/10/22	4,005,355	4,004,218
Cologix, Inc. 2017 1st Lien Term Loan 5.091% (1 Month LIBOR + 3.00%), due 3/20/24	1,965,025	1,962,569
Colorado Buyer, Inc. Term Loan B 5.36% (3 Month LIBOR + 3.00%), due 5/1/24	990,000	988,557
2nd Lien Term Loan 9.61% (3 Month LIBOR + 7.25%), due 5/1/25	800,000	790,400
CommScope, Inc. Term Loan B5 4.094% (1 Month LIBOR + 2.00%), due 12/29/22	811,672	814,208

	Principal Amount	Value

Electronics (continued)
Compuware Corp. Term Loan B3 5.59% (1 Month LIBOR + 3.50%), due 12/15/21	$1,113,933	$1,113,585
Cortes NP Acquisition Corp. 2017 Term Loan B 6.001% (1 Month LIBOR + 4.00%), due 11/30/23	1,079,783	1,064,936
Diebold, Inc. 2017 Term Loan B 4.813% (1 Month LIBOR + 2.75%), due 11/6/23	1,678,750	1,668,258
EIG Investors Corp. 2018 1st Lien Term Loan 6.075% (3 Month LIBOR + 3.75%), due 2/9/23	4,299,588	4,287,497
♦Epicor Software Corp. 1st Lien Term Loan 5.35% (1 Month LIBOR + 3.25%), due 6/1/22	6,211,685	6,194,603
Evertec Group LLC New Term Loan B 4.585% (1 Month LIBOR + 2.50%), due 4/17/20	212,233	208,651
Exact Merger Sub LLC 1st Lien Term Loan 6.584% (3 Month LIBOR + 4.25%), due 9/27/24	1,488,750	1,490,611
Eze Castle Software, Inc. 2017 1st Lien Term Loan 5.094% (1 Month LIBOR + 3.00%), due 4/6/20	1,315,091	1,316,735
Flexential Intermediate Corp. 2017 1st Lien Term Loan 5.834% (3 Month LIBOR + 3.50%), due 8/1/24	1,191,000	1,175,741
Flexera Software LLC 2018 1st Lien Term Loan 5.35% (1 Month LIBOR + 3.25%), due 2/26/25	448,875	448,314
GreenSky Holdings, LLC 2018 Term Loan B 5.375% (1 Month LIBOR + 3.25%), due 3/29/25 (d)	1,346,625	1,353,358
GTCR Valor Cos., Inc. 2017 Term Loan B1 5.584% (3 Month LIBOR + 3.25%), due 6/16/23	1,802,782	1,798,650
Hyland Software, Inc. 2017 1st Lien Term Loan 5.344% (1 Month LIBOR + 3.25%), due 7/1/22	4,695,942	4,709,147

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

	Principal Amount	Value

Floating Rate Loans (continued)
Electronics (continued)
Hyland Software, Inc. (continued)
2017 2nd Lien Term Loan 9.094% (1 Month LIBOR + 7.00%), due 7/7/25	$208,333	$209,310
Infor (U.S.), Inc. Term Loan B6 4.844% (1 Month LIBOR + 2.75%), due 2/1/22	2,719,961	2,705,001
Informatica Corp. 2018 Term Loan 5.344% (1 Month LIBOR + 3.25%), due 8/5/22	1,484,625	1,485,685
MA FinanceCo. LLC Term Loan B3 4.844% (1 Month LIBOR + 2.75%), due 6/21/24	367,588	364,027
♦McAfee LLC 2017 Term Loan B 6.594% (1 Month LIBOR + 4.50%), due 9/30/24	3,721,875	3,744,206
2017 2nd Lien Term Loan 10.594% (1 Month LIBOR + 8.50%), due 9/29/25	1,500,000	1,522,500
MH Sub I LLC 2017 1st Lien Term Loan 5.835% (1 Month LIBOR + 3.75%), due 9/13/24	4,136,660	4,132,350
NeuStar, Inc. 2018 Term Loan B3 4.594% (1 Month LIBOR + 2.50%), due 1/8/20	565,014	565,191
Optiv Security, Inc. 1st Lien Term Loan 5.313% (1 Month LIBOR + 3.25%), due 2/1/24	143,484	139,493
Project Alpha Intermediate Holding, Inc. 2017 Term Loan B 5.99% (6 Month LIBOR + 3.50%), due 4/26/24	1,980,000	1,964,532
Rocket Software, Inc. 2016 1st Lien Term Loan 6.084% (3 Month LIBOR + 3.75%), due 10/14/23	3,438,881	3,447,478
RP Crown Parent LLC 2016 Term Loan B 4.844% (1 Month LIBOR + 2.75%), due 10/12/23	2,364,000	2,346,270
Seattle Spinco, Inc. USD Term Loan B3 4.844% (1 Month LIBOR + 2.75%), due 6/21/24	2,482,412	2,473,103

	Principal Amount	Value

Electronics (continued)
Sirius Computer Solutions, Inc. 2016 Term Loan 6.344% (1 Month LIBOR + 4.25%), due 10/30/22	$708,811	$709,402
Solera LLC Term Loan B 4.844% (1 Month LIBOR + 2.75%), due 3/3/23	2,713,412	2,703,424
SonicWALL, Inc. 1st Lien Term Loan 5.826% (3 Month LIBOR + 3.50%), due 5/16/25	400,000	397,750
♦SS&C Technologies, Inc. 2018 Term Loan B3 4.594% (1 Month LIBOR + 2.50%), due 4/16/25	6,092,832	6,093,594
Tempo Acquisition LLC Term Loan 5.094% (1 Month LIBOR + 3.00%), due 5/1/24	3,465,000	3,450,925
Tibco Software, Inc. Repriced Term Loan B 5.60% (1 Month LIBOR + 3.50%), due 12/4/20	1,625,176	1,630,255
Veritas Bermuda, Ltd. Repriced Term Loan B 6.594% (1 Month LIBOR + 4.50%), due 1/27/23	1,681,299	1,535,585
Repriced Term Loan B 6.834% (3 Month LIBOR + 4.50%), due 1/27/23	559,946	511,417
Vertafore, Inc. 2018 1st Lien Term Loan B TBD, due 5/30/25	400,000	397,189
VF Holding Corp. Reprice Term Loan 5.344% (1 Month LIBOR + 3.25%), due 6/30/23 (d)	2,947,500	2,947,500
Western Digital Corp. 2018 Term Loan B4 3.844% (1 Month LIBOR + 1.75%), due 4/29/23	1,795,983	1,793,365
Xerox Business Services LLC Term Loan B 4.594% (1 Month LIBOR + 2.50%), due 12/7/23	1,979,899	1,982,374
Zebra Technologies Corp. 2018 Term Loan B 4.057% (3 Month LIBOR + 1.75%), due 10/27/21	1,338,083	1,336,969

		99,210,777

18	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Floating Rate Loans (continued)
Finance 1.9%
Alliant Holdings I, Inc. 2018 Term Loan B 5.046% (1 Month LIBOR + 3.00%), due 5/9/25	$1,815,374	$1,802,313
Brand Energy & Infrastructure Services, Inc. 2017 Term Loan 6.584% (3 Month LIBOR + 4.25%), due 6/21/24	23,971	23,984
2017 Term Loan 6.609% (3 Month LIBOR + 4.25%), due 6/21/24	763,665	764,098
2017 Term Loan 6.612% (3 Month LIBOR + 4.25%), due 6/21/24	3,958,541	3,960,790
Duff & Phelps Corp. 2017 Term Loan B 5.584% (3 Month LIBOR + 3.25%), due 2/13/25	3,948,438	3,929,517
Edelman Financial Group 2018 Term Loan B TBD, due 6/8/27 (e)	700,000	699,825
iStar, Inc. (d) 2016 Term Loan B 4.987% (1 Week LIBOR + 3.00%), due 10/1/21	311,907	311,907
2016 Term Loan B 5.013% (1 Month LIBOR + 3.00%), due 10/1/21	521,395	521,395
Trans Union LLC 2018 Term Loan B4 TBD, due 6/8/25	450,000	448,125
Transplace Holdings, Inc. 1st Lien Term Loan 5.807% (1 Month LIBOR + 3.75%), due 10/7/24 (d)	1,194,008	1,192,515
USS Ultimate Holdings, Inc. 1st Lien Term Loan 5.844% (1 Month LIBOR + 3.75%), due 8/25/24	1,588,000	1,588,000

		15,242,469

Grocery 0.1%
Albertsons LLC 2018 ABL Last Out Term Loan TBD, due 5/2/23 (e)	700,000	695,333

Healthcare, Education & Childcare 8.8%
Acadia Healthcare Company, Inc. 2018 Term Loan B4 4.594% (1 Month LIBOR + 2.50%), due 2/16/23	1,248,663	1,250,614

	Principal Amount	Value

Healthcare, Education & Childcare (continued)
Akorn, Inc. Term Loan B 6.375% (1 Month LIBOR + 4.25%), due 4/16/21	$172,328	$168,666
Alliance Healthcare Services, Inc. 2017 Term Loan B 6.594% (1 Month LIBOR + 4.50%), due 10/24/23 (d)	888,750	893,194
Alvogen Pharma US, Inc. 2018 Term Loan B 6.84% (1 Month LIBOR + 4.75%), due 4/2/22	2,995,007	2,998,751
Amneal Pharmaceuticals LLC 2018 Term Loan B 5.625% (3 Month LIBOR + 3.50%), due 5/4/25	2,249,480	2,243,856
Ardent Health Partners LLC 2018 Term Loan TBD, due 6/30/25 (d)	1,333,333	1,325,000
Avantor, Inc. 2017 1st Lien Term Loan 6.094% (1 Month LIBOR + 4.00%), due 11/21/24	2,139,250	2,151,474
Carestream Dental Equipment, Inc. 2017 1st Lien Term Loan 5.584% (3 Month LIBOR + 3.25%), due 9/1/24	992,500	986,297
Community Health Systems, Inc. Term Loan G 5.307% (3 Month LIBOR + 3.00%), due 12/31/19	1,385,879	1,380,075
Term Loan H 5.557% (3 Month LIBOR + 3.25%), due 1/27/21	2,567,060	2,502,349
Concentra, Inc. 2018 1st Lien Term Loan 4.74% (1 Month LIBOR + 2.75%), due 6/1/22	3,423,918	3,421,066
Curo Health Services Holdings, Inc. 2015 1st Lien Term Loan 8.00% (PRIME + 3.00%), due 2/7/22	1,143,318	1,143,798
DaVita HealthCare Partners, Inc. Term Loan B 4.844% (1 Month LIBOR + 2.75%), due 6/24/21	2,773,484	2,776,950
Element Materials Technology Group US Holdings, Inc. 2017 USD Term Loan B 5.594% (1 Month LIBOR + 3.50%), due 6/28/24	997,494	998,117

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

	Principal Amount	Value

Floating Rate Loans (continued)
Healthcare, Education & Childcare (continued)
Envision Healthcare Corp. 2016 Term Loan B 5.10% (1 Month LIBOR + 3.00%), due 12/1/23	$2,204,251	$2,200,118
Equian LLC Add on Term Loan B 5.334% (1 Month LIBOR + 3.25%), due 5/20/24	3,340,031	3,326,113
ExamWorks Group, Inc. 2017 Term Loan 5.344% (1 Month LIBOR + 3.25%), due 7/27/23	2,456,422	2,455,655
Explorer Holdings, Inc. 2016 Term Loan B 6.084% (3 Month LIBOR + 3.75%), due 5/2/23	1,039,394	1,046,540
Gentiva Health Services, Inc. 2018 1st Lien Term Loan TBD, due 6/2/25 (d)(e)	1,333,333	1,333,333
Jaguar Holding Co. II 2018 Term Loan 4.594% (1 Month LIBOR + 2.50%), due 8/18/22	4,722,278	4,689,486
Kindred Healthcare, Inc. New Term Loan 5.875% (3 Month LIBOR + 3.50%), due 4/9/21	2,002,326	2,001,075
Kinetic Concepts, Inc. 2017 Term Loan B 5.584% (3 Month LIBOR + 3.25%), due 2/2/24	3,960,000	3,963,960
MedPlast Holdings, Inc. 2018 1st Lien Term Loan TBD, due 6/1/25 (d)(e)	200,000	199,250
Onex Carestream Finance L.P. 1st Lien Term Loan 6.094% (1 Month LIBOR + 4.00%), due 6/7/19	2,538,365	2,536,461
2nd Lien Term Loan 10.594% (1 Month LIBOR + 8.50%), due 12/7/19 (e)	1,334,257	1,330,087
Ortho-Clinical Diagnostics S.A. 2018 Term Loan B 5.336% (3 Month LIBOR + 3.25%), due 6/30/25	4,043,504	4,023,691
Parexel International Corp. Term Loan B 4.844% (1 Month LIBOR + 2.75%), due 9/27/24	1,736,875	1,726,020

	Principal Amount	Value

Healthcare, Education & Childcare (continued)
Pearl Intermediate Parent LLC 2018 Delayed Draw Term Loan 2.131% (3 Month LIBOR + 1.00%), due 2/14/25	$104,858	$103,547
2018 1st Lien Term Loan 4.835% (1 Month LIBOR + 2.75%), due 2/14/25	1,284,659	1,266,459
PharMerica Corp. 1st Lien Term Loan 5.546% (1 Month LIBOR + 3.50%), due 12/6/24	598,500	596,256
PowerSchool 2018 Term Loan B TBD, due 5/30/25 (e)	1,000,000	993,917
RPI Finance Trust Term Loan B6 4.334% (3 Month LIBOR + 2.00%), due 3/27/23	1,969,333	1,966,168
Select Medical Corp. (d) 2017 Term Loan B 4.80% (1 Month LIBOR + 2.75%), due 3/1/21	3,454,348	3,441,394
2017 Term Loan B 6.75% (3 Month LIBOR + 1.75%), due 3/1/21	1,902	1,895
Sound Inpatient Physicians 2018 1st Lien Term Loan TBD, due 6/5/25	500,000	500,000
Team Health Holdings, Inc. 1st Lien Term Loan 4.844% (1 Month LIBOR + 2.75%), due 2/6/24	3,942,538	3,801,265
U.S. Anesthesia Partners, Inc. 2017 Term Loan 5.094% (1 Month LIBOR + 3.00%), due 6/23/24	1,241,231	1,237,610

		68,980,507

Home and Office Furnishings, Housewares & Durable Consumer Products 0.5%
Comfort Holding LLC 1st Lien Term Loan 6.807% (1 Month LIBOR + 4.75%), due 2/5/24 (d)	1,185,000	1,137,600
Serta Simmons Bedding LLC 1st Lien Term Loan 5.53% (1 Month LIBOR + 3.50%), due 11/8/23	762,257	648,633
1st Lien Term Loan 5.808% (3 Month LIBOR + 3.50%), due 11/8/23	2,731,514	2,324,349

		4,110,582

20	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Floating Rate Loans (continued)
Hotels, Motels, Inns & Gaming 4.9%
Affinity Gaming LLC Initial Term Loan 5.344% (1 Month LIBOR + 3.25%), due 7/1/23	$2,516,428	$2,476,586
AP Gaming I LLC 2018 1st Lien Term Loan 6.344% (1 Month LIBOR + 4.25%), due 2/15/24	1,881,743	1,895,071
Caesars Entertainment Operating Co. Exit Term Loan 4.094% (1 Month LIBOR + 2.00%), due 10/6/24	1,658,333	1,644,514
Caesars Resort Collection LLC 2017 1st Lien Term Loan B 4.844% (1 Month LIBOR + 2.75%), due 12/22/24	3,980,000	3,969,338
Churchill Downs, Inc. 2017 Term Loan B 4.10% (1 Month LIBOR + 2.00%), due 12/27/24	995,000	993,446
CityCenter Holdings LLC 2017 Term Loan B 4.344% (1 Month LIBOR + 2.25%), due 4/18/24	2,871,000	2,853,056
Everi Payments, Inc. Term Loan B 5.094% (1 Month LIBOR + 3.00%), due 5/9/24	2,478,741	2,482,612
Hilton Worldwide Finance LLC Term Loan B2 3.841% (1 Month LIBOR + 1.75%), due 10/25/23	2,450,834	2,447,874
MGM Growth Properties Operating Partnership L.P. 2016 Term Loan B 4.094% (1 Month LIBOR + 2.00%), due 4/25/23	3,026,061	3,019,125
Penn National Gaming, Inc. 2017 Term Loan B 4.594% (1 Month LIBOR + 2.50%), due 1/19/24	617,500	618,581
♦Scientific Games International, Inc. 2018 Term Loan B5 4.844% (1 Month LIBOR + 2.75%), due 8/14/24	1,237,782	1,231,903
2018 Term Loan B5 4.921% (2 Month LIBOR + 2.75%), due 8/14/24	5,205,074	5,180,350
Station Casinos LLC 2016 Term Loan B 4.60% (1 Month LIBOR + 2.50%), due 6/8/23	3,175,536	3,169,801

	Principal Amount	Value

Hotels, Motels, Inns & Gaming (continued)
UFC Holdings LLC 1st Lien Term Loan 5.35% (1 Month LIBOR + 3.25%), due 8/18/23	$3,628,785	$3,630,298
Wyndham Hotels & Resorts, Inc. Term Loan B 3.726% (1 Month LIBOR + 1.75%), due 5/30/25	1,500,000	1,497,813
Wyndham Worldwide Corp. 2018 1st Lien Term Loan B 4.347% (2 Month LIBOR + 2.25%), due 5/30/25	1,000,000	995,625

		38,105,993

Insurance 3.1%
AmWINS Group, Inc. 2017 Term Loan B 4.763% (1 Month LIBOR + 2.75%), due 1/25/24	714,286	710,492
2017 Term Loan B 4.844% (1 Month LIBOR + 2.75%), due 1/25/24	1,748,214	1,738,928
AssuredPartners, Inc. 2017 1st Lien Add-On Term Loan 5.344% (1 Month LIBOR + 3.25%), due 10/22/24	1,432,803	1,426,355
Asurion LLC 2017 Term Loan B4 4.844% (1 Month LIBOR + 2.75%), due 8/4/22	2,441,968	2,435,253
2018 Term Loan B6 4.844% (1 Month LIBOR + 2.75%), due 11/3/23	1,671,692	1,667,513
2018 Term Loan B7 TBD, due 11/3/23 (d)	468,750	466,406
2017 2nd Lien Term Loan TBD, due 8/4/25	466,667	469,875
Hub International, Ltd. 2018 Term Loan B 5.36% (2 Month LIBOR + 3.00%), due 4/25/25	2,470,588	2,453,430
MPH Acquisition Holdings LLC 2016 Term Loan B 5.084% (3 Month LIBOR + 2.75%), due 6/7/23	2,524,496	2,509,505
NFP Corp. Term Loan B 5.094% (1 Month LIBOR + 3.00%), due 1/8/24	1,482,450	1,471,331
♦Sedgwick Claims Management Services, Inc. 1st Lien Term Loan 4.844% (1 Month LIBOR + 2.75%), due 3/1/21	1,987,888	1,975,464

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

	Principal Amount	Value

Floating Rate Loans (continued)
Insurance (continued)
Sedgwick Claims Management Services, Inc. (continued)
2nd Lien Term Loan 7.844% (1 Month LIBOR + 5.75%), due 2/28/22	$3,398,802	$3,405,882
2nd Lien Term Loan 8.057% (3 Month LIBOR + 5.75%), due 2/28/22	1,001,198	1,003,283
USI, Inc. 2017 Repriced Term Loan 5.334% (3 Month LIBOR + 3.00%), due 5/16/24	2,977,500	2,957,402

		24,691,119

Leisure, Amusement, Motion Pictures & Entertainment 2.4%
Boyd Gaming Corp. Term Loan B3 4.488% (1 Week LIBOR + 2.50%), due 9/15/23	2,131,291	2,135,477
Creative Artists Agency LLC 2018 Term Loan B 5.073% (1 Month LIBOR + 3.00%), due 2/15/24	1,931,471	1,929,056
Fitness International LLC 2018 Term Loan A 4.844% (1 Month LIBOR + 2.75%), due 4/18/23	905,686	905,120
2018 Term Loan A 5.253% (3 Month LIBOR + 2.75%), due 4/18/23	454,314	454,030
2018 Term Loan B 5.344% (1 Month LIBOR + 3.25%), due 4/18/25	378,668	379,331
2018 Term Loan B 5.753% (3 Month LIBOR + 3.25%), due 4/18/25	189,334	189,665
LTF Merger Sub, Inc. 2017 Term Loan B 5.057% (3 Month LIBOR + 2.75%), due 6/10/22	2,827,446	2,819,670
Recess Holdings, Inc. (d) 2017 1st Lien Term Loan 6.203% (6 Month LIBOR + 3.75%), due 9/29/24	437,173	438,266
2017 2nd Lien Term Loan 10.203% (6 Month LIBOR + 7.75%), due 9/29/25	800,000	782,000
TKC Holdings, Inc. 2017 1st Lien Term Loan 5.85% (1 Month LIBOR + 3.75%), due 2/1/23 (d)	2,592,188	2,592,188
2017 2nd Lien Term Loan 10.10% (1 Month LIBOR + 8.00%), due 2/1/24	150,000	149,875

	Principal Amount	Value

Leisure, Amusement, Motion Pictures & Entertainment (continued)
Travel Leaders Group LLC New 2017 1st Lien Term Loan 7.001% (6 Month LIBOR + 4.50%), due 1/25/24	$1,976,287	$1,982,875
TriMark USA LLC 2017 1st Lien Term Loan 5.60% (1 Month LIBOR + 3.50%), due 8/28/24	1,191,128	1,187,158
William Morris Endeavor Entertainment LLC 2018 1st Lien Term Loan 4.93% (2 Month LIBOR + 2.75%), due 5/18/25	2,831,384	2,795,992

		18,740,703

Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 1.4%
Anvil International LLC Term Loan B 6.60% (2 Month LIBOR + 4.50%), due 8/1/24 (d)	1,476,344	1,483,726
Columbus McKinnon Corp. 2018 Term Loan B 4.834% (3 Month LIBOR + 2.50%), due 1/31/24 (d)	1,255,632	1,244,645
CPM Holdings, Inc. Term Loan B 5.594% (1 Month LIBOR + 3.50%), due 4/11/22	1,454,102	1,465,007
Power Products LLC 2017 Term Loan B 6.362% (3 Month LIBOR + 4.00%), due 12/20/22	2,643,542	2,653,456
Rexnord LLC 2017 Term Loan B 4.341% (1 Month LIBOR + 2.25%), due 8/21/24	1,315,482	1,312,810
Welbilt, Inc. 2016 Term Loan B 4.844% (1 Month LIBOR + 2.75%), due 3/3/23 (d)	1,393,162	1,391,421
Zodiac Pool Solutions LLC 2017 1st Lien Term Loan 8.00% (PRIME + 3.00%), due 12/20/23	1,775,525	1,772,565

		11,323,630

Mining, Steel, Iron & Non-Precious Metals 1.6%
American Rock Salt Co. LLC 2018 1st Lien Term Loan 5.844% (1 Month LIBOR + 3.75%), due 3/21/25	1,246,875	1,245,836
Gates Global LLC 2017 Repriced Term Loan B 5.084% (3 Month LIBOR + 2.75%), due 4/1/24	1,943,599	1,941,170

22	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Floating Rate Loans (continued)
Mining, Steel, Iron & Non-Precious Metals (continued)
GrafTech Finance, Inc. 2018 Term Loan B 5.505% (1 Month LIBOR + 3.50%), due 2/12/25 (d)	$3,000,000	$2,977,500
Keane Group, Inc. 2018 1st Lien Term Loan 5.75% (1 Month LIBOR + 3.75%), due 5/25/25 (d)	1,000,000	1,001,250
Minerals Technologies, Inc. (d) 2017 Term Loan B 4.33% (1 Month LIBOR + 2.25%), due 2/14/24	539,086	542,456
2017 Term Loan B 4.35% (1 Month LIBOR + 2.25%), due 2/14/24	32,223	32,424
2017 Term Loan B 4.59% (3 Month LIBOR + 2.25%), due 2/14/24	193,336	194,545
MRC Global (US) Inc. 2018 1st Lien Term Loan B 5.094% (1 Month LIBOR + 3.00%), due 9/20/24 (d)	1,492,500	1,496,231
U.S. Silica Co. 2018 Term Loan B 6.125% (1 Month LIBOR + 4.00%), due 5/1/25	1,496,250	1,497,654
Unimin Corp. Term Loan 6.05% (3 Month LIBOR + 3.75%), due 6/1/25	1,428,571	1,427,857

		12,356,923

Oil & Gas 2.0%
Apergy Corp. 2018 1st Lien Term Loan 4.563% (1 Month LIBOR + 2.50%), due 5/9/25	600,000	597,750
Ascent Resources—Marcellus LLC 2018 Exit Term Loan 8.501% (1 Month LIBOR + 6.50%), due 3/30/23	166,667	166,667
Chesapeake Energy Corp. Term Loan 9.594% (1 Month LIBOR + 7.50%), due 8/23/21	2,166,667	2,260,104
Drillship Hydra Owners, Inc. Term Loan 8.00%, due 9/20/24 (d)	144,406	151,265
Fieldwood Energy LLC Exit 1st Lien TL 7.344% (1 Month LIBOR + 5.25%), due 4/11/22	305,556	305,810

	Principal Amount	Value

Oil & Gas (continued)
Fieldwood Energy LLC (continued)
Exit 2nd Lien TL 9.344% (1 Month LIBOR + 7.25%), due 4/11/23	$412,500	$401,844
HFOTCO LLC 2018 Term Loan B TBD, due 6/19/25 (e)	800,000	799,334
HGIM Corp. Term Loan B 8.50% (PRIME + 3.50%), due 6/18/20 (d)(e)(f)(g)	782,827	332,702
Lucid Energy Group II LLC 2018 1st Lien Term Loan 5.085% (1 Month LIBOR + 3.00%), due 2/17/25 (d)	1,396,500	1,382,535
McDermott Technology Americas, Inc. 2018 1st Lien Term Loan 7.094% (1 Month LIBOR + 5.00%), due 5/10/25	1,995,000	2,002,980
Medallion Midland Acquisition LLC 1st Lien Term Loan 5.344% (1 Month LIBOR + 3.25%), due 10/30/24 (f)	597,000	588,791
Philadelphia Energy Solutions LLC (f) DIP Term Loan A 8.344% (1 Month LIBOR + 6.25%), due 7/31/18 (d)	733,559	733,559
Term Loan B 9.00% (PRIME + 4.00%), due 4/4/19	1,242,385	983,038
Seadrill Partners Finco LLC Term Loan B 8.334% (3 Month LIBOR + 6.00%), due 2/21/21 (e)	1,990,617	1,780,358
Summit Midstream Partners Holdings LLC Term Loan B 8.094% (1 Month LIBOR + 6.00%), due 5/13/22	1,465,625	1,481,197
Traverse Midstream Partners LLC 2017 Term Loan 6.34% (3 Month LIBOR + 4.00%), due 9/27/24	1,333,333	1,332,500

		15,300,434

Personal & Nondurable Consumer Products 0.1%
Aramark Services, Inc. 2018 Term Loan B3 4.084% (3 Month LIBOR + 1.75%), due 3/11/25	997,500	995,837

Personal & Nondurable Consumer Products (Manufacturing Only) 1.9%
American Builders & Contractors Supply Co., Inc. 2018 Term Loan B 4.094% (1 Month LIBOR + 2.00%), due 10/31/23	2,125,594	2,106,995

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

	Principal Amount	Value

Floating Rate Loans (continued)
Personal & Nondurable Consumer Products (Manufacturing Only) (continued)
Hillman Group Inc. 2018 Delayed Draw Term Loan TBD, due 5/31/25	$332,374	$330,989
2018 Term Loan B 5.834% (3 Month LIBOR + 3.50%), due 5/31/25	1,067,626	1,063,177
KIK Custom Products, Inc. 2015 Term Loan B 6.094% (1 Month LIBOR + 4.00%), due 5/15/23	1,350,000	1,342,406
Prestige Brands, Inc. Term Loan B4 4.094% (1 Month LIBOR + 2.00%), due 1/26/24	690,001	686,839
Revlon Consumer Products Corp. 2016 Term Loan B 5.594% (1 Month LIBOR + 3.50%), due 9/7/23	2,538,125	1,967,047
Spectrum Brands, Inc. 2017 Term Loan B 4.085% (2 Month LIBOR + 2.00%), due 6/23/22	114,168	113,668
2017 Term Loan B 4.094% (1 Month LIBOR + 2.00%), due 6/23/22	700,269	697,205
2017 Term Loan B 4.097% (2 Month LIBOR + 2.00%), due 6/23/22	609,156	606,491
2017 Term Loan B 4.363% (3 Month LIBOR + 2.00%), due 6/23/22	456,867	454,868
SRAM LLC (d) 2018 Term Loan B 4.858% (3 Month LIBOR + 2.75%), due 3/15/24	1,708,366	1,699,824
2018 Term Loan B 4.922% (2 Month LIBOR + 2.75%), due 3/15/24	1,759,690	1,750,892
2018 Term Loan B 6.75% (3 Month LIBOR + 1.75%), due 3/15/24	64,199	63,878
Varsity Brands, Inc. 2017 Term Loan B 5.594% (1 Month LIBOR + 3.50%), due 12/15/24	1,990,000	1,990,414

		14,874,693

Personal, Food & Miscellaneous Services 1.4%
Golden Nugget, Inc. 2017 Incremental Term Loan 4.796% (1 Month LIBOR + 2.75%), due 10/4/23	1,375,900	1,375,255

	Principal Amount	Value

Personal, Food & Miscellaneous Services (continued)
Golden Nugget, Inc. (continued)
2017 Incremental Term Loan 4.844% (1 Month LIBOR + 2.75%), due 10/4/23	$1,791,835	$1,790,994
IRB Holding Corp. 1st Lien Term Loan 5.255% (1 Month LIBOR + 3.25%), due 2/5/25	829,583	830,206
1st Lien Term Loan 5.28% (1 Month LIBOR + 3.25%), due 2/5/25	666,667	667,167
KFC Holding Co. 2018 Term Loan B 3.835% (1 Month LIBOR + 1.75%), due 4/3/25	2,947,762	2,928,109
Uber Technologies 2018 Term Loan TBD, due 4/4/25	600,000	601,800
Weight Watchers International, Inc. 2017 Term Loan B 6.76% (1 Month LIBOR + 4.75%), due 11/29/24	489,935	493,610
2017 Term Loan B 7.06% (3 Month LIBOR + 4.75%), due 11/29/24	2,435,065	2,453,328

		11,140,469

Printing & Publishing 0.8%
Cengage Learning Acquisitions, Inc. 2016 Term Loan B 6.335% (1 Month LIBOR + 4.25%), due 6/7/23	711,380	651,002
Getty Images, Inc. Term Loan B 5.594% (1 Month LIBOR + 3.50%), due 10/18/19	2,121,996	2,045,831
McGraw-Hill Global Education Holdings LLC 2016 Term Loan B 6.094% (1 Month LIBOR + 4.00%), due 5/4/22	2,204,821	2,151,275
Prometric Holdings, Inc. 1st Lien Term Loan 5.10% (1 Month LIBOR + 3.00%), due 1/29/25	523,688	522,051
Shutterfly, Inc. Term Loan B2 4.85% (1 Month LIBOR + 2.75%), due 8/17/24	900,000	900,450

		6,270,609

Retail Store 4.7%
Alphabet Holding Co., Inc. 2017 1st Lien Term Loan 5.594% (1 Month LIBOR + 3.50%), due 9/26/24	2,084,250	1,947,905

24	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Floating Rate Loans (continued)
Retail Store (continued)
American Tire Distributors Holdings, Inc. 2015 Term Loan 6.344% (1 Month LIBOR + 4.25%), due 9/1/21	$1,546,129	$991,455
Bass Pro Group LLC Term Loan B 7.094% (1 Month LIBOR + 5.00%), due 9/25/24	2,977,500	2,984,015
Belk, Inc. Term Loan 7.088% (3 Month LIBOR + 4.75%), due 12/12/22	1,438,242	1,113,838
BJ’s Wholesale Club, Inc. 2017 1st Lien Term Loan 5.53% (1 Month LIBOR + 3.50%), due 2/3/24	2,552,591	2,550,038
2017 2nd Lien Term Loan 9.53% (1 Month LIBOR + 7.50%), due 2/3/25	862,500	870,694
CNT Holdings III Corp. 2017 Term Loan 5.35% (1 Month LIBOR + 3.25%), due 1/22/23	1,260,525	1,234,527
Harbor Freight Tools USA, Inc. 2018 Term Loan B 4.594% (1 Month LIBOR + 2.50%), due 8/18/23	2,452,724	2,438,709
Leslie’s Poolmart, Inc. 2016 Term Loan 5.594% (1 Month LIBOR + 3.50%), due 8/16/23	3,858,610	3,848,963
Michaels Stores, Inc. 2018 Term Loan B 4.557% (1 Month LIBOR + 2.50%), due 1/28/23	790,602	783,486
2018 Term Loan B 4.588% (1 Month LIBOR + 2.50%), due 1/28/23	136,311	135,084
2018 Term Loan B 4.594% (1 Month LIBOR + 2.50%), due 1/28/23	2,107,533	2,088,565
Neiman Marcus Group, Ltd. LLC 2020 Term Loan 5.263% (1 Month LIBOR + 3.25%), due 10/25/20	1,843,245	1,630,350
Party City Holdings, Inc. 2018 Term Loan B 4.85% (1 Month LIBOR + 2.75%), due 8/19/22	2,529,078	2,524,890
2018 Term Loan B 5.28% (3 Month LIBOR + 2.75%), due 8/19/22	1,250,565	1,248,493

	Principal Amount	Value

Retail Store (continued)
Petco Animal Supplies, Inc. 2017 Term Loan B 5.609% (3 Month LIBOR + 3.25%), due 1/26/23	$2,606,667	$1,874,193
PetSmart, Inc. Term Loan B2 5.01% (1 Month LIBOR + 3.00%), due 3/11/22	3,298,167	2,725,935
Sally Holdings LLC Term Loan B2 4.50%, due 7/5/24 (d)	1,666,667	1,575,000
Staples, Inc. 2017 Term Loan B 6.358% (3 Month LIBOR + 4.00%), due 9/12/24	4,145,833	4,081,341

		36,647,481

Telecommunications 2.6%
Avaya, Inc. 2018 Term Loan B 6.323% (3 Month LIBOR + 4.25%), due 12/15/24	1,492,500	1,495,298
CenturyLink, Inc. 2017 Term Loan B 4.844% (1 Month LIBOR + 2.75%), due 1/31/25	1,990,000	1,947,356
CSC Holdings LLC 2018 Term Loan B 4.573% (1 Month LIBOR + 2.50%), due 1/25/26	3,750,000	3,734,063
Frontier Communications Corp. 2017 Term Loan B1 5.85% (1 Month LIBOR + 3.75%), due 6/15/24	1,485,000	1,476,647
Microchip Technology, Inc. 2018 Term Loan B 4.10% (1 Month LIBOR + 2.00%), due 5/29/25	2,000,000	2,000,834
Rackspace Hosting, Inc. 2017 Incremental 1st Lien Term Loan 5.363% (3 Month LIBOR + 3.00%), due 11/3/23	893,233	880,951
Radiate Holdco LLC 1st Lien Term Loan 5.094% (1 Month LIBOR + 3.00%), due 2/1/24	1,382,500	1,358,149
SBA Senior Finance II LLC 2018 Term Loan B 4.10% (1 Month LIBOR + 2.00%), due 4/11/25	1,835,656	1,825,167

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

	Principal Amount	Value

Floating Rate Loans (continued)
Telecommunications (continued)
Sprint Communications, Inc. 1st Lien Term Loan B 4.625% (1 Month LIBOR + 2.50%), due 2/2/24	$1,975,000	$1,962,656
Syniverse Holdings, Inc. 2018 1st Lien Term Loan 7.046% (1 Month LIBOR + 5.00%), due 3/9/23	1,683,281	1,680,336
2018 2nd Lien Term Loan 11.046% (1 Month LIBOR + 9.00%), due 3/11/24 (d)	500,000	495,000
West Corp. 2017 Term Loan 6.094% (1 Month LIBOR + 4.00%), due 10/10/24	1,754,948	1,746,800

		20,603,257

Utilities 2.9%
Astoria Energy LLC Term Loan B 6.10% (1 Month LIBOR + 4.00%), due 12/24/21	2,345,752	2,351,616
Calpine Corp. Term Loan B5 4.84% (3 Month LIBOR + 2.50%), due 1/15/24	1,711,351	1,707,158
Compass Power Generation LLC 2017 Term Loan B 5.844% (1 Month LIBOR + 3.75%), due 12/20/24	694,527	697,256
Dayton Power & Light Co. Term Loan B 4.10% (1 Month LIBOR + 2.00%), due 8/24/22 (d)	492,500	494,347
EIF Channelview Cogeneration LLC 2018 Term Loan B 6.35% (1 Month LIBOR + 4.25%), due 5/3/25	1,500,000	1,506,750
Entergy Rhode Island State Energy L.P. Term Loan B 6.85% (1 Month LIBOR + 4.75%), due 12/17/22 (d)	929,877	929,877
ExGen Renewables IV LLC Term Loan B 5.31% (3 Month LIBOR + 3.00%), due 11/28/24 (d)	983,157	985,615
Granite Acquisition, Inc. Term Loan B 5.808% (3 Month LIBOR + 3.50%), due 12/19/21	1,852,267	1,856,898
Term Loan C 5.834% (3 Month LIBOR + 3.50%), due 12/19/21	42,384	42,490

	Principal Amount	Value

Utilities (continued)
Granite Acquisition, Inc. (continued)
2nd Lien Term Loan B 9.584% (3 Month LIBOR + 7.25%), due 12/19/22	$699,859	$699,859
Helix Gen Funding LLC Term Loan B 5.844% (1 Month LIBOR + 3.75%), due 6/2/24	3,677,645	3,678,793
Southeast PowerGen LLC Term Loan B 5.60% (1 Month LIBOR + 3.50%), due 12/2/21	837,512	773,302
TEX Operations Co. LLC Exit Term Loan B 4.094% (1 Month LIBOR + 2.00%), due 8/4/23	3,208,286	3,183,223
Texas Competitive Electric Holdings Co. LLC (d)(e)(f)(g)(h) Extended Term Loan TBD, due 1/10/19	1,750,000	813,750
Non-Extended Term Loan TBD, due 1/10/19	1,750,000	795,025
♦Vistra Energy Corp. 1st Lien Term Loan B3 4.057% (1 Month LIBOR + 2.00%), due 12/1/25	1,463,415	1,451,982
1st Lien Term Loan B3 4.094% (1 Month LIBOR + 2.00%), due 12/1/25	536,585	532,393
Vistra Operations Co. LLC 2016 Term Loan B2 4.344% (1 Month LIBOR + 2.25%), due 12/14/23	646,406	642,097

		23,142,431

Total Floating Rate Loans (Cost $678,187,018)		672,133,047

Foreign Floating Rate Loans 10.0% (c)
Beverage, Food & Tobacco 0.3%
Jacobs Douwe Egberts International B.V. Term Loan B5 4.625% (3 Month LIBOR + 2.25%), due 7/2/22 (d)	2,020,728	2,018,202

Broadcasting & Entertainment 0.5%
Numericable Group S.A. Term Loan B11 4.844% (1 Month LIBOR + 2.75%), due 7/31/25	2,965,038	2,905,737
Term Loan B12 5.348% (3 Month LIBOR + 3.00%), due 1/31/26	994,975	976,009

		3,881,746

26	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Foreign Floating Rate Loans (continued)
Building Materials 0.0%‡
Reece, Ltd. 2018 Term Loan B TBD, due 5/30/25 (d)	$375,000	$375,469

Chemicals, Plastics & Rubber 1.0%
Allnex (Luxembourg) & Cy S.C.A. 2016 Term Loan B2 5.569% (3 Month LIBOR + 3.25%), due 9/13/23 (d)	1,277,656	1,271,267
Alpha 3 B.V. 2017 Term Loan B1 5.334% (3 Month LIBOR + 3.00%), due 1/31/24 (d)	1,980,000	1,977,525
Diamond (BC) B.V. Term Loan 5.097% (2 Month LIBOR + 3.00%), due 9/6/24	1,658,333	1,627,240
Flint Group GmbH Term Loan C 5.359% (3 Month LIBOR + 3.00%), due 9/7/21 (d)	402,237	370,058
Oxea Holding Drei GmbH 2017 Term Loan B2 5.875% (3 Month LIBOR + 3.50%), due 10/11/24	2,487,500	2,482,836

		7,728,926

Diversified/Conglomerate Manufacturing 0.7%
AI Ladder (Luxembourg) Subco S.A R.L. 2018 Term Loan TBD, due 5/1/25 (d)(e)	1,428,571	1,421,428
Bright Bidco B.V. 2018 Term Loan B 5.594% (1 Month LIBOR + 3.50%), due 6/30/24	638,197	636,602
2018 Term Loan B 5.834% (3 Month LIBOR + 3.50%), due 6/30/24	1,341,840	1,338,486
Garda World Security Corp. 2017 Term Loan 5.80% (3 Month LIBOR + 3.50%), due 5/24/24	2,185,265	2,190,728
2017 Term Loan 7.50% (3 Month LIBOR + 2.50%), due 5/24/24	5,532	5,546

		5,592,790

	Principal Amount	Value

Ecological 0.2%
GFL Environmental, Inc. (d) 2018 Delayed Draw Term Loan TBD, due 5/30/25	$66,298	$65,801
2018 USD Term Loan B 5.084% (3 Month LIBOR + 2.75%), due 5/30/25	1,423,204	1,412,530

		1,478,331

Electronics 1.0%
Avast Software B.V. 2018 USD Term Loan B 4.834% (3 Month LIBOR + 2.50%), due 9/30/23	1,474,133	1,472,817
Camelot UK Holdco, Ltd. 2017 Repriced Term Loan 5.344% (1 Month LIBOR + 3.25%), due 10/3/23	1,473,900	1,468,987
Oberthur Technologies S.A. 2016 Term Loan B1 6.084% (3 Month LIBOR + 3.75%), due 1/10/24	1,112,131	1,105,180
SS&C Technologies Holdings Europe S.A R.L. 2018 Term Loan B4 4.594% (1 Month LIBOR + 2.50%), due 4/16/25	2,304,999	2,305,287
Trader Corp. 2017 Term Loan B 5.102% (1 Month LIBOR + 3.00%), due 9/28/23 (d)	1,283,127	1,278,315

		7,630,586

Finance 0.3%
ION Trading Technologies S.A.R.L. USD Incremental Term Loan B TBD, due 11/21/24 (e)	2,000,000	1,986,250

Healthcare, Education & Childcare 1.3%
Endo Luxembourg Finance Co. I S.A R.L. 2017 Term Loan B 6.375% (1 Month LIBOR + 4.25%), due 4/29/24	4,837,500	4,792,148
Mallinckrodt International Finance S.A. Term Loan B 5.086% (3 Month LIBOR + 2.75%), due 9/24/24	1,117,508	1,092,644
♦Valeant Pharmaceuticals International, Inc. 2018 Term Loan B 4.983% (1 Month LIBOR + 3.00%), due 6/1/25	4,293,029	4,276,630

		10,161,422

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

	Principal Amount	Value

Foreign Floating Rate Loans (continued)
Hotels, Motels, Inns & Gaming 1.6%
Belmond Interfin, Ltd. Dollar Term Loan 4.844% (1 Month LIBOR + 2.75%), due 7/3/24	$1,584,000	$1,580,040
Four Seasons Hotels, Ltd. New 1st Lien Term Loan 4.094% (1 Month LIBOR + 2.00%), due 11/30/23	492,500	490,756
Gateway Casinos & Entertainment, Ltd. 2018 Term Loan B 5.473% (3 Month LIBOR + 3.00%), due 12/1/23	600,000	600,000
GVC Holdings PLC 2018 Term Loan 4.602% (1 Month LIBOR + 2.50%), due 3/29/24	498,750	497,711
Stars Group Holdings B.V. 2018 USD Incremental Term Loan TBD, due 7/28/25 (d)	4,550,000	4,527,250
2018 USD Term Loan B 5.094%, due 4/6/25	5,074,814	5,071,571

		12,767,328

Leisure, Amusement, Motion Pictures & Entertainment 0.9%
Bombardier Recreational Products, Inc. 2016 Term Loan B 4.09% (3 Month LIBOR + 2.00%), due 5/23/25	1,707,752	1,692,809
Delta 2 (LUX) S.A.R.L. 2018 USD Term Loan 4.594% (1 Month LIBOR + 2.50%), due 2/1/24	3,568,089	3,517,540
DHX Media, Ltd. Term Loan B 7.75% (PRIME + 2.75%), due 12/29/23	1,237,500	1,234,406
Lions Gate Entertainment Corp. 2018 Term Loan B 4.341% (1 Month LIBOR + 2.25%), due 3/24/25	748,125	743,449

		7,188,204

Oil & Gas 0.2%
EG Group, Ltd. 2018 Term Loan B 6.338% (3 Month LIBOR + 4.00%), due 2/6/25	1,197,000	1,186,526
MEG Energy Corp. 2017 Term Loan B 5.60% (3 Month LIBOR + 3.50%), due 12/31/23	140,625	140,590

	Principal Amount	Value

Oil & Gas (continued)
Pacific Drilling S.A. Term Loan B 9.50% (PRIME + 4.50%), due 6/3/19 (e)(f)(g)	$1,489,444	$506,411

		1,833,527

Personal & Nondurable Consumer Products (Manufacturing Only) 0.3%
Array Canada, Inc. Term Loan B 7.334% (3 Month LIBOR + 5.00%), due 2/10/23	886,936	882,501
Titan Acquisition, Ltd. 2018 Term Loan B 5.094% (1 Month LIBOR + 3.00%), due 3/28/25	1,870,313	1,840,960

		2,723,461

Printing & Publishing 0.5%
Springer Science & Business Media Deutschland GmbH Term Loan B13 5.594% (1 Month LIBOR + 3.50%), due 8/15/22	3,939,690	3,936,172

Retail Store 0.2%
EG Finco, Ltd. 2018 Term Loan 6.334% (3 Month LIBOR + 4.00%), due 2/7/25	1,496,250	1,481,911

Telecommunications 1.0%
Digicel International Finance, Ltd. 2017 Term Loan B 5.61% (3 Month LIBOR + 3.25%), due 5/28/24	521,063	499,569
Intelsat Jackson Holdings S.A. 2017 Term Loan B3 5.853% (1 Month LIBOR + 3.75%), due 11/27/23	4,139,180	4,126,245
Telesat Canada Term Loan B4 4.84% (3 Month LIBOR + 2.50%), due 11/17/23	3,313,970	3,311,210

		7,937,024

Total Foreign Floating Rate Loans (Cost $79,957,340)		78,721,349

Total Long-Term Bonds (Cost $784,532,979)		777,222,113

28	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Affiliated Investment Companies 0.3%
Fixed Income Funds 0.3%
MainStay MacKay High Yield Corporate Bond Fund Class I	492,059	$2,750,611

Total Affiliated Investment Companies (Cost $2,830,132)		2,750,611

Common Stocks 0.8%
Energy Equipment & Services 0.1%
Ocean Rig UDW, Inc., Class A (i)	32,423	955,830

Equity Real Estate Investment Trusts 0.2%
VICI Properties, Inc.	56,992	1,176,315

Hotels, Restaurants & Leisure 0.1%
Caesars Entertainment Corp. (i)	39,323	420,756

Media 0.0%‡
Cumulus Media, Inc. (d)(h)(i)	18,705	313,309

Metals & Mining 0.4%
AFGlobal Corp. (d)(e)(h)(i)	45,694	2,924,416

Oil & Gas 0.0%‡
Templar Energy Corp., Class B (d)(e)(h)(i)	36,393	422
Templar Energy LLC, Class A (d)(e)(h)(i)	36,029	41,794

		42,216

Oil, Gas & Consumable Fuels 0.0%‡
Ascent Resources (d)(e)(h)(i)	122,031	378,296

Total Common Stocks (Cost $4,929,885)		6,211,138

Preferred Stocks 0.0%‡
Oil & Gas 0.0%‡
Templar Energy Corp. (8.00% PIK) (b)(d)(e)(h)(i)	50,162	161,968

Total Preferred Stocks (Cost $227,580)		161,968

	Number of Warrants	Value

Warrants 0.0%‡
Oil & Gas 0.0%‡
Ascent Resources (d)(e)(h)(i) 1st Lien Warrants Expires 3/20/23	11,684	$1,519
2nd Lien Tranche A Expires 3/20/23	15,022	3,004
2nd Lien Tranche B Expires 3/20/23	31,000	930

Total Warrants (Cost $6,398)		5,453

	Principal Amount
Short-Term Investments 4.1%
Repurchase Agreement 0.2%
Fixed Income Clearing Corp. 0.94%, dated 6/29/18 due 7/2/18 Proceeds at Maturity $1,747,194 (Collateralized by a United States Treasury Note with a rate of 2.375% and a maturity date of 3/15/21, with a Principal Amount of $1,785,000 and a Market Value of $1,786,889)	$1,747,058	1,747,058

Total Repurchase Agreement (Cost $1,747,058)		1,747,058

U.S. Government & Federal Agencies 3.9% (j)
1.726%, due 7/26/18	2,270,000	2,267,319
1.777%, due 7/26/18	9,014,000	9,003,046
1.789%, due 7/12/18	1,352,000	1,351,272
1.817%, due 7/12/18	4,311,000	4,308,642
1.845%, due 7/19/18	13,394,000	13,381,828

Total U.S. Government & Federal Agencies (Cost $30,312,107)		30,312,107

Total Short-Term Investments (Cost $32,059,165)		32,059,165

Total Investments (Cost $824,586,139)	104.0%	818,410,448
Other Assets, Less Liabilities	(4.0)	(31,189,050)
Net Assets	100.0%	$787,221,398

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

(b)	PIK ("Payment-in-Kind")—issuer may pay interest or dividends with additional securities and/or in cash.

(c)	Floating rate—Rate shown was the rate in effect as of June 30, 2018.

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)

Illiquid security—As of June 30, 2018, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $35,746,097, which represented 4.5% of the Portfolio’s net assets.

(f)	Issue in default.
(g)	Issue in non-accrual status.

(h)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of June 30, 2018, the total market value of fair valued securities was $5,434,433, which represented 0.7% of the Portfolio’s net assets.

(i)	Non-income producing security.

(j)	Interest rate shown represents yield to maturity.

The following abbreviations are used in the preceding pages:

LIBOR—London Interbank Offered Rate

TBD—To Be Determined

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$26,367,717	$—	$26,367,717
Floating Rate Loans (b)	—	597,287,924	74,845,123	672,133,047
Foreign Floating Rate Loans (c)	—	64,003,504	14,717,845	78,721,349

Total Long-Term Bonds	—	687,659,145	89,562,968	777,222,113

Affiliated Investment Companies
Fixed Income Funds	2,750,611	—	—	2,750,611
Common Stocks (d)	2,552,901	—	3,658,237	6,211,138
Preferred Stocks (e)	—	—	161,968	161,968
Warrants (f)	—	—	5,453	5,453
Short-Term Investments
Repurchase Agreement	—	1,747,058	—	1,747,058
U.S. Government & Federal Agencies	—	30,312,107	—	30,312,107

Total Short-Term Investments	—	32,059,165	—	32,059,165

Total Investments in Securities	$5,303,512	$719,718,310	$93,388,626	$818,410,448

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)

The Level 3 securities valued at $74,845,123 are held within the Floating Rate Loans section of the Portfolio of Investments. Of these level 3 securities, $73,236,348 were valued by a pricing service without adjustment.

(c)	The Level 3 securities valued at $14,717,845 are held within the Foreign Floating Rate Loans section of the Portfolio of Investments and were valued by a pricing service without adjustment.

(d)

The Level 3 securities valued at $313,309, $2,924,416, $42,216, and $378,296 are held in Media, Metals & Mining, Oil & Gas, and Oil, Gas & Consumable Fuels, respectively, within the Common Stocks section of the Portfolio of Investments.

(e)	The Level 3 security valued at $161,968 is held in Oil & Gas within the Preferred Stocks section of the Portfolio of Investments.

(f)	The Level 3 securities valued at $5,453 are held in Oil & Gas within the Warrants section of the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of June 30, 2018, securities with a market value of $30,815,414 transferred from Level 2 to Level 3. The transfer occurred as a result of utilizing significant unobservable inputs. As of December 31, 2017, the fair value obtained for these securities, as determined based on information provided by an independent pricing source, utilized significant observable inputs.

As of June 30, 2018, a security with a market value of $20,625,014 transferred from Level 3 to Level 2. The transfer occurred as a result of utilizing significant observable inputs. As of December 31, 2017, the fair value obtained for these securities, as determined based on information provided by an independent pricing source, utilized significant unobservable inputs.

30	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2017	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers in to Level 3	Net Transfers out of Level 3	Balance as of June 30, 2018	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of June 30, 2018 (b)
Long-Term Bonds
Floating Rate Loans
Automobile	$1,890,163	$6,805	$(10,262)	$8,170	$—	$(1,467,272)	$6,208,091	$—	$6,635,695	$1,976
Banking	3,356,974	1,064	3,753	(10,754)	1,434,579	(1,888,021)	—	—	2,897,595	13,647
Beverage, Food & Tobacco	777,700	549	211	(22,586)	2,255,679	(22,458)	—	—	2,989,095	(22,586)
Broadcasting & Entertainment	1,873,965	995	(171,651)	264,033	—	(1,758,457)	—	(208,885)	—	—
Buildings & Real Estate	2,444,271	(980)	(58)	(7,198)	774,024	(11,768)	—	—	3,198,291	(7,198)
Chemicals, Plastics & Rubber	982,618	1,063	22	(19,793)	—	(23,901)	5,409,961	—	6,349,970	(19,793)
Containers, Packaging & Glass	6,371,849	799	5,879	(39,138)	—	(3,286,392)	749,933	(977,500)	2,825,430	(24,657)
Diversified/Conglomerate Manufacturing	680,063	593	39	(48,056)	1,870,332	(12,563)	899,433	—	3,389,841	(48,056)
Diversified/Conglomerate Service	10,167,442	2,362	46,910	(5,489)	—	(1,200,089)	—	(3,956,596)	5,054,540	(17,092)
Electronics	4,934,805	760	13,680	(31,972)	1,346,641	(3,046,405)	2,981,016	(1,897,667)	4,300,858	(8,695)
Finance	3,538,388	1,783	1,154	(29,621)	—	(1,485,887)	—	—	2,025,817	(17,295)
Healthcare, Education & Childcare	7,032,045	739	6,769	(64,228)	2,839,000	(4,217,173)	4,409,534	(2,812,620)	7,194,066	(26,510)
Home and Office Furnishings, Housewares & Durable Consumer Products	1,077,855	845	49	64,851	—	(6,000)	—	—	1,137,600	64,851
Hotels, Motels, Inns & Gaming	1,910,159	(157)	(4)	(9,424)	—	(1,900,574)	—	—	—	—
Insurance	—	—	—	—	466,406	—	—	—	466,406	—
Leisure, Amusement, Motion Pictures & Entertainment	2,029,023	(800)	3,988	(26,839)	—	(815,327)	2,622,409	—	3,812,454	(22,498)
Machinery (Non-Agriculture, Non-Construct & Non-Electronic)	6,936,796	1,646	(1,849)	(39,974)	1,348,495	(1,441,826)	—	(2,683,497)	4,119,791	(36,909)
Mining, Steel, Iron & Non-Precious Metals	—	534	8	8,683	5,467,914	(3,750)	771,017	—	6,244,406	8,683
Oil & Gas	1,519,278	15,274	(236,834)	716,987	2,111,907	(1,713,959)	187,407	—	2,600,060	22,774
Personal & Nondurable Consumer Products (Manufacturing Only)	3,836,896	735	683	(42,911)	3,640,018	(3,920,827)	—	—	3,514,594	(9,504)
Retail Store	—	590	—	(86,007)	—	—	1,660,417	—	1,575,000	(86,007)
Telecommunications	2,109,063	356	—	2,125	492,519	—	—	(2,109,063)	495,000	2,125
Utilities	4,795,697	905	(28)	274,663	1,013,769	(39,177)	496,547	(2,523,762)	4,018,614	274,663
Foreign Floating Rate Loans
Beverage, Food & Tobacco	—	349	461	(9,368)	—	(392,318)	2,419,078	—	2,018,202	(9,368)
Building Materials	—	—	—	1,406	374,063	—	—	—	375,469	1,406
Chemicals, Plastics & Rubber	1,647,940	222	30	683	—	(30,596)	2,000,571	—	3,618,850	683
Diversified/Conglomerate Manufacturing	2,210,119	—	—	35,714	1,385,714	—	—	(2,210,119)	1,421,428	35,714
Ecological	—	11	—	(11,647)	1,489,967	—	—	—	1,478,331	(11,647)
Electronics	1,283,127	209	—	(5,021)	—	—	—	—	1,278,315	(5,021)
Hotels, Motels, Inns & Gaming	—	—	—	—	4,527,250	—	—	—	4,527,250	—
Leisure, Amusement, Motion Pictures & Entertainment	1,245,305	—	—	—	—	—	—	(1,245,305)	—	—
Oil & Gas	595,778	629	—	893,037	—	(1,489,444)	—	—	—	—
Common Stocks
Media	—	—	—	—	313,309	—	—	—	313,309	—
Metals & Mining	1,919,148	—	—	1,005,268	—	—	—	—	2,924,416	1,005,268
Oil & Gas	101,901	—	—	(59,685)	—	—	—	—	42,216	(59,685)
Oil, Gas & Consumable Fuels	—	—	—	(9,152)	387,448	—	—	—	378,296	(9,152)
Preferred Stocks
Oil & Gas	202,592	—	—	(40,624)	—	—	—	—	161,968	(40,624)
Warrants
Oil & Gas	—	—	—	(945)	6,398	—	—	—	5,453	(945)

Total	$77,470,960	$37,880	$(337,050)	$2,655,188	$33,545,432	$(30,174,184)	$30,815,414	$(20,625,014)	$93,388,626	$948,548

(a)	Sales include principal reductions.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Statement of Assets and Liabilities as of June 30, 2018 (Unaudited)

Assets
Investment in securities, at value (identified cost $821,756,007)	$815,659,837
Investment in affiliated investment companies, at value (identified cost $2,830,132)	2,750,611
Receivables:
Dividends and interest	4,064,670
Investment securities sold	1,638,947
Fund shares sold	99,711
Other assets	72,594

Total assets	824,286,370

Liabilities
Unrealized depreciation on unfunded commitments (see Note 5)	5,428
Payables:
Investment securities purchased	36,128,294
Manager (See Note 3)	388,029
Fund shares redeemed	324,727
NYLIFE Distributors (See Note 3)	118,961
Professional fees	51,067
Shareholder communication	30,347
Custodian	12,281
Trustees	1,227
Accrued expenses	4,611

Total liabilities	37,064,972

Net assets	$787,221,398

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$87,046
Additional paid-in capital	810,681,523

810,768,569
Undistributed net investment income	639,667
Accumulated net realized gain (loss) on investments and unfunded commitments	(18,005,719)
Net unrealized appreciation (depreciation) on investments	(6,175,691)
Net unrealized appreciation (depreciation) on unfunded commitments	(5,428)

Net assets	$787,221,398

Initial Class
Net assets applicable to outstanding shares	$207,485,440

Shares of beneficial interest outstanding	22,955,881

Net asset value per share outstanding	$9.04

Service Class
Net assets applicable to outstanding shares	$579,735,958

Shares of beneficial interest outstanding	64,090,394

Net asset value per share outstanding	$9.05

32	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2018 (Unaudited)

Investment Income (Loss)
Income
Interest	$21,184,366
Dividend distributions from affiliated investment companies	81,780
Dividend distributions from unaffiliated investment companies	24,079
Other	85

Total income	21,290,310

Expenses
Manager (See Note 3)	2,421,591
Distribution/Service—Service Class (See Note 3)	715,246
Professional fees	65,448
Shareholder communication	48,275
Custodian	13,708
Trustees	8,997
Miscellaneous	30,839

Total expenses	3,304,104

Net investment income (loss)	17,986,206

Realized and Unrealized Gain (Loss) on Investments and Unfunded Commitments
Net realized gain (loss) on investments	(1,210,392)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(2,594,390)
Affiliated investments	(103,375)
Unfunded commitments	(5,595)

Net change in unrealized appreciation (depreciation) on investments and unfunded commitments	(2,703,360)

Net realized and unrealized gain (loss) on investments and unfunded commitments	(3,913,752)

Net increase (decrease) in net assets resulting from operations	$14,072,454

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Statements of Changes in Net Assets

for the six months ended June 30, 2018 (Unaudited) and the year ended December 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$17,986,206	$36,202,399
Net realized gain (loss) on investments and investments from affiliated investment companies	(1,210,392)	(2,128,673)
Net change in unrealized appreciation (depreciation) on investments and unfunded commitments	(2,703,360)	(646,647)

Net increase (decrease) in net assets resulting from operations	14,072,454	33,427,079

Dividends to shareholders:
From net investment income:
Initial Class	(5,432,439)	(12,984,682)
Service Class	(12,553,776)	(23,308,787)

Total dividends to shareholders	(17,986,215)	(36,293,469)

Capital share transactions:
Net proceeds from sale of shares	52,789,546	146,827,635
Net asset value of shares issued to shareholders in reinvestment of dividends	17,986,215	36,293,469
Cost of shares redeemed	(120,290,859)	(209,318,003)

Increase (decrease) in net assets derived from capital share transactions	(49,515,098)	(26,196,899)

Net increase (decrease) in net assets	(53,428,859)	(29,063,289)

Net Assets
Beginning of period	840,650,257	869,713,546

End of period	$787,221,398	$840,650,257

Undistributed net investment income at end of period	$639,667	$639,676

34	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,	Year ended December 31,
Initial Class	2018*	2017	2016		2015	2014	2013
Net asset value at beginning of period	$9.08	$9.11	$8.74		$9.05	$9.33	$9.32

Net investment income (loss) (a)	0.21	0.39	0.35		0.35	0.36	0.39
Net realized and unrealized gain (loss) on investments	(0.04)	(0.03)	0.37		(0.31)	(0.28)	0.01

Total from investment operations	0.17	0.36	0.72		0.04	0.08	0.40

Less dividends:
From net investment income	(0.21)	(0.39)	(0.35)		(0.35)	(0.36)	(0.39)

Net asset value at end of period	$9.04	$9.08	$9.11		$8.74	$9.05	$9.33

Total investment return (b)	1.81%	3.98%	8.45%		0.39%	0.86%	4.46%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.62%††	4.21%	3.94	%(c)	3.88%	3.89%	4.22%
Net expenses	0.64%††	0.64%	0.64	%(d)	0.64%	0.64%	0.64%
Portfolio turnover rate	17%	52%	36%		35%	48%	49%
Net assets at end of period (in 000’s)	$207,485	$259,054	$287,373		$226,083	$205,057	$281,957

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 3.93%.
(d)	Without the custody fee reimbursement, net expenses would have been 0.65%.

	Six months ended June 30,	Year ended December 31,
Service Class	2018*	2017	2016		2015	2014	2013
Net asset value at beginning of period	$9.09	$9.12	$8.75		$9.06	$9.34	$9.33

Net investment income (loss) (a)	0.20	0.36	0.33		0.33	0.34	0.37
Net realized and unrealized gain (loss) on investments	(0.04)	(0.03)	0.37		(0.31)	(0.28)	0.01

Total from investment operations	0.16	0.33	0.70		0.02	0.06	0.38

Less dividends:
From net investment income	(0.20)	(0.36)	(0.33)		(0.33)	(0.34)	(0.37)

Net asset value at end of period	$9.05	$9.09	$9.12		$8.75	$9.06	$9.34

Total investment return (b)	1.68%	3.71%	8.18%		0.14%	0.61%	4.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.39%††	3.96%	3.68	%(c)	3.63%	3.65%	3.96%
Net expenses	0.89%††	0.89%	0.89	%(d)	0.89%	0.89%	0.89%
Portfolio turnover rate	17%	52%	36%		35%	48%	49%
Net assets at end of period (in 000’s)	$579,736	$581,596	$582,341		$565,278	$581,456	$566,841

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 3.67%.
(d)	Without the custody fee reimbursement, net expenses would have been 0.90%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	35

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and Notes relate to the MainStay VP Floating Rate Portfolio (the “Portfolio”), a “non diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. Since the Portfolio has historically operated as a “diversified” portfolio, it will not operate as “non-diversified” without first obtaining shareholder approval.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on May 2, 2005. Shares of the Portfolio are sold and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek high current income.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

36	MainStay VP Floating Rate Portfolio

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2018, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of June 30, 2018, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities and warrants are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of June 30, 2018, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation,

37

Notes to Financial Statements (Unaudited) (continued)

unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or the Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Portfolio. Under the supervision of the Board, the Manager or the Subadvisor determine the liquidity of the Portfolio’s investments; in doing so, the Manager or the Subadvisor may consider various factors, including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments, as shown in the Portfolio of Investments, was determined as of June 30, 2018 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in ETFs or mutual funds, which are subject to management fees and other fees that may increase the costs of investing in ETFs or mutual funds costs versus the costs of owning

38	MainStay VP Floating Rate Portfolio

the underlying securities directly. These indirect expenses of ETFs or mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, which are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(H)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Portfolio could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Portfolio is exposed to risk until the sale or exercise of each right or warrant is completed. As of June 30, 2018, the Portfolio did not hold any rights.

(I)  Loan Assignments, Participations and Commitments.  The Portfolio may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate (“LIBOR”).

The loans in which the Portfolio may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of June 30, 2018, the Portfolio held unfunded commitments. (See Note 5)

(J)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the six-month period ended June 30, 2018, the Portfolio did not have any portfolio securities on loan.

(K)  Debt Securities and Loan Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

39

Notes to Financial Statements (Unaudited) (continued)

The Portfolio’s principal investments include floating rate loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Portfolio’s NAVs could decrease and you could lose money.

In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities. In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

(L)  Foreign Securities Risk.  The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(M)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of

New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. NYL Investors LLC (“NYL Investors” or the “Subadvisor’’), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of average daily net assets as follows: 0.60% up to $1 billion; 0.575% from $1 billion to $3 billion; and 0.565% in excess of $3 billion. During the six-month period ended June 30, 2018, the effective management fee rate was 0.60%.

During the six-month period ended June 30, 2018, New York Life Investments earned fees from the Portfolio in the amount of $2,421,591.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

40	MainStay VP Floating Rate Portfolio

(C)  Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2018, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on sales	Change in Unrealized Appreciation/ Depreciation	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay MacKay High Yield Corporate Bond Fund Class I (a)	$2,829	$25	$—	$—	$(103)	$2,751	$82	$—	492

(a)	Prior to February 28, 2018, known as MainStay High Yield Corporate Bond Fund Class I.

Note 4–Federal Income Tax

As of June 30, 2018, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$824,572,277	$55,068,934	$(61,230,763)	$(6,161,829)

Under the Regulated Investment Company Modernization Act of 2010, the Portfolio is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of December 31, 2017, for federal income tax purposes, capital loss carryforwards of $16,809,928 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$—	$16,810

During the year ended December 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$36,293,469	$—

Note 5–Commitments and Contingencies

As of June 30, 2018, the Portfolio had unfunded commitments pursuant to the following loan agreements:

Borrower	Unfunded Commitments	Unrealized Appreciation/ (Depreciation)
GFL Environmental Inc.
Delayed Draw Term Loan TBD, due 5/30/25	$176,795	$(829)
Mavis Tire Express Services Corp.
Delayed Draw Term Loan 1.24 , due 3/20/25	224,215	(1,324)
Pearl Intermediate Parent LLC
Delayed Draw Term Loan 2.13 , due 2/14/25	378,788	(3,424)
Recess Holdings, Inc.
Delayed Draw Term Loan 3.75, due 9/29/24	59,747	149
Total		$(5,428)

Commitments are available until maturity date.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 7–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Portfolio, certain other funds managed by New York Life Investments

41

Notes to Financial Statements (Unaudited) (continued)

and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2018, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2018, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 9–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2018, purchases and sales of securities, other than short-term securities, were $133,857 and $154,640, respectively.

Note 10–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2018 and the year ended December 31, 2017, were as follows:

Initial Class	Shares	Amount
Six-month period ended June 30, 2018:
Shares sold	640,422	$5,826,724
Shares issued to shareholders in reinvestment of dividends and distributions	598,581	5,424,673
Shares redeemed	(6,799,710)	(61,820,158)

Net increase (decrease)	(5,560,707)	$(50,568,761)

Year ended December 31, 2017:
Shares sold	6,824,908	$62,287,254
Shares issued to shareholders in reinvestment of dividends and distributions	1,425,226	12,984,682
Shares redeemed	(11,265,315)	(102,612,369)

Net increase (decrease)	(3,015,181)	$(27,340,433)

Service Class	Shares	Amount
Six-month period ended June 30, 2018:
Shares sold	5,159,879	$46,962,822
Shares issued to shareholders in reinvestment of dividends and distributions	1,386,228	12,561,542
Shares redeemed	(6,426,916)	(58,470,701)

Net increase (decrease)	119,191	$1,053,663

Year ended December 31, 2017:
Shares sold	9,267,119	$84,540,381
Shares issued to shareholders in reinvestment of dividends and distributions	2,556,485	23,308,787
Shares redeemed	(11,698,751)	(106,705,634)

Net increase (decrease)	124,853	$1,143,534

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2018, events and transactions subsequent to June 30, 2018, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

42	MainStay VP Floating Rate Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

43

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2018 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2018 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781620	MSVPFR10-08/18 (NYLIAC) NI518

MainStay VP MacKay Government Portfolio

(Formerly known as MainStay VP Government Portfolio)

Message from the President and Semiannual Report

Unaudited  |  June 30, 2018

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

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Message from the President

The six months ended June 30, 2018, saw mixed performance among stocks and bonds. U.S. stocks generally advanced during the reporting period, while international and emerging-market stocks declined.

According to FTSE-Russell data on U.S. stocks, the strongest performance came from the smallest companies during the reporting period, with growth stocks outperforming value stocks at all capitalization levels. While growth stocks provided positive total returns at all capitalization levels, value stocks of midcap and larger companies provided negative returns.

Among U.S. fixed-income securities, shorter-term instruments generally advanced during the first half of 2018, while longer-term bonds on balance declined. Although convertible bonds, bank loans and high-yield corporate bonds generated positive returns during the reporting period, most mortgage-backed securities declined. International and emerging-market bonds also provided negative total returns during the reporting period.

Several factors influenced the stock and bond markets during the first half of 2018. Major tax reforms were signed into law in December 2017 and boosted stock performance early in the reporting period. As the year progressed, however, trade tensions between the U.S. and several of its trading partners led to sustained market volatility, which adversely affected stock prices despite robust corporate earnings and profits. An historic meeting between leaders of the United States and North Korea lifted stock prices briefly in June 2018. While crude oil prices remained volatile, they generally rose during the reporting period, which helped many energy stocks.

The Federal Open Market Committee raised the federal funds target range twice during the reporting period, which led to rising U.S. Treasury yields across the maturity spectrum. The greatest increase occurred among 3-year U.S. Treasury notes, with yield increases tapering off for longer-term U.S. Treasury securities. When interest-rates rise, bond prices tend to decline (and vice versa), which may account for the negative performance of several fixed-income sectors during the reporting period.

Through the ups and downs of the stock and bond markets, MainStay VP portfolio managers seek to pursue the objectives of their individual Portfolios using the investment strategies and processes outlined in the prospectus. As a MainStay VP shareholder, your investments are guided by the market experience and professional insight of our portfolio managers as they seek to deliver long-term returns within prospectus guidelines and manage the specific risks of their respective Portfolios.

Whatever direction the markets may take, MainStay encourages shareholders to maintain a long-term investment perspective. The report that follows contains additional information on the market events, investment decisions and specific securities that shaped the performance of your MainStay VP Portfolio during the six months ended June 30, 2018. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2018

Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	1/29/1993	–1.34%	–0.74%	1.42%	2.92%	0.56%
Service Class Shares	6/4/2003	–1.47	–0.98	1.16	2.66	0.81

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Bloomberg Barclays U.S. Government Bond Index[2]	–1.05%	–0.63%	1.48%	2.91%
Morningstar Intermediate Government Category Average[3]	–1.13	–0.75	1.38	2.89

1.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

2.

The Bloomberg Barclays U.S. Government Bond Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays U.S. Government Bond Index consists of publicly issued debt of the U.S. Treasury and government agencies. Results assume the reinvestment of all income and capital gains. An investment cannot be made directly in an index.

3.

The Morningstar Intermediate Government Category Average is representative of funds that have at least 90% of their bond holdings in bonds backed by U.S. government or by U.S. government-linked agencies. These funds have durations between 3.5 and 6 years and/or average effective maturities between 4 and 10 years. Results are based on average total returns of similar portfolios with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay Government Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2018, to June 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2018, to June 30, 2018. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/18	Ending Account Value (Based on Actual Returns and Expenses) 6/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$986.60	$2.81	$1,022.00	$2.86	0.57%

Service Class Shares	$1,000.00	$985.30	$4.04	$1,020.70	$4.11	0.82%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP MacKay Government Portfolio

Portfolio Composition as of June 30, 2018 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Holdings as of June 30, 2018 (excluding short-term investment) (Unaudited)

1.	Tennessee Valley Authority, 4.65%, due 6/15/35

2.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%, due 3/1/41

3.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.50%, due 11/1/25

4.	Government National Mortgage Association (Mortgage Pass-Through Securities), 4.00%, due 10/15/41

5.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%, due 2/1/41
6.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 4.50%, due 1/1/41

7.	United States Treasury Notes, 2.375%, due 8/15/24

8.	United States Treasury Notes, 2.00%, due 8/31/21

9.	Crown Castle Towers LLC, 4.883%, due 8/15/40

10.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 3.00%, due 4/1/45

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Dan Roberts, PhD, Louis Cohen, CFA, and Steven H. Rich of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP MacKay Government Portfolio perform relative to its benchmark and peers for the six months ended June 30, 2018?

For the six months ended June 30, 2018, MainStay VP MacKay Government Portfolio returned –1.34% for Initial Class shares and –1.47% for Service Class shares. Over the same period, both share classes underperformed the –1.05% return of the Bloomberg Barclays U.S. Government Bond Index,1 which is the Portfolio’s benchmark, and the –1.13% return of the Morningstar Intermediate Government Category Average.2

Were there any changes to the Portfolio during the reporting period?

Effective May 1, 2018, MainStay VP Government Portfolio was renamed MainStay VP MacKay Government Portfolio. For more information on this change, please refer to the Supplement dated December 15, 2017.

What factors affected the Portfolio’s relative performance during the reporting period?

Duration,3 yield-curve4 posture, sector weightings and issue selection are four factors that affected the Portfolio’s performance during the reporting period.

The Portfolio’s duration was shorter than the duration of the Bloomberg Barclays U.S. Government Bond Index during the reporting period. With a shorter duration, the Portfolio was less sensitive than the benchmark and longer-duration peers to changes in U.S. Treasury yields. The short-duration posture gave the Portfolio an advantage as U.S. Treasury yields rose across the yield curve during the reporting period.

During the reporting period, the spread between the 2- and 30-year benchmark yields on the U.S. Treasury curve narrowed. The flatter curve benefited the benchmark and peer portfolios that were more concentrated than the Portfolio in longer-duration securities.

Agency mortgage pass-through securities constitute the largest class of securities in the Portfolio. The Portfolio’s commitment to agency mortgage pass-through securities imparts a yield advantage over lower-yielding U.S. Treasury securities and agency debentures. This benefit was offset by the underperformance of agency mortgage-backed securities relative to comparable-duration U.S. Treasury securities as the Federal Reserve slowed the pace of reinvestment of principal runoff from its sizeable mortgage position. The Portfolio’s commitment to mortgage-backed securities detracted from performance relative to the Bloomberg Barclays U.S. Government Bond Index, which holds no mortgage-backed securities, and this commitment detracted relative to peers with less exposure to the mortgage sector.

The Portfolio’s mortgage allocation favored mortgage-backed securities issued by Fannie Mae and Freddie Mac. Relative to its peers, the Portfolio may have been underweight Ginnie Mae issues. During the reporting period, Fannie Mae and Freddie Mac issues tended to underperform Ginnie Mae securities. As a result, the Portfolio’s performance was hampered relative to peers with larger Ginnie Mae commitments. The performance of Ginnie Mae securities strengthened when measures were enacted to moderate prepayment speeds, which had been elevated because some mortgage servicers had churned their Ginnie Mae loan books.

As mortgage rates rise and refinancing opportunities fade, the primary driver of the mortgage market transitions from refinancing to housing turnover. In such periods, prepayment speeds tend to slow. We sought to moderate the effect of slower prepayments by owning mortgage-securities backed by loans whose borrowers are less responsive to changes in mortgage rates. An example is a mortgage security associated with a pool of smaller-balance loans because borrowers with smaller outstanding loan balances are less likely to be locked-into their mortgages as rates rise.

We favor mortgage securities backed by 30-year loans, whose longer loan-term offers exposure to a broader segment of the U.S. Treasury yield curve. The wide cash-flow window of these securities aligns well with a flatter yield curve. In our opinion, the yield-curve trajectory during the reporting period would have been less promising for peers with larger commitments to mortgage securities backed by shorter (10- to 20-year) loans.

Low turnover helped the Portfolio relative to peers by limiting transaction costs. We also sought to preserve yield by avoiding large cash balances.

The Portfolio currently has no exposure to U.S. Treasury inflation-protected securities (TIPS). The strong performance of TIPS, which tracked the rising price of crude oil during the reporting period, may have strengthened the performance of peers relative to the Portfolio.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

Early in the reporting period, we liquidated the Portfolio’s U.S. Treasury-futures position. This action shortened the Portfolio’s duration by 0.15 year.

1.	See footnote on page 5 for more information on the Bloomberg Barclays U.S. Government Bond Index.
2.	See footnote on page 5 for more information on the Morningstar Intermediate Government Category Average.
3.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

4.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

8	MainStay VP MacKay Government Portfolio

What was the Portfolio’s duration strategy during the reporting period?

The Portfolio’s duration extended from 4.6 to 4.8 years during the reporting period, while the benchmark’s duration shortened from 6.1 years to 6.0 years. Duration posture provided an advantage to the Portfolio relative to the Bloomberg Barclays U.S. Government Bond Index because U.S. Treasury yields rose, on average, across the yield curve. The Portfolio’s duration extension signaled the propensity of mortgage-backed securities to lengthen as residential mortgage rates rise and refinancing opportunities decline.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

Most of the Portfolio’s residential mortgage exposure was taken in mortgage pass-through securities rather than collateralized mortgage obligations (CMOs). In our opinion, the compensation demanded by the market for the better predictability of CMO cash-flows may be excessive. We favored mortgage pass-throughs with stable cash flows, which helped position the Portfolio to withstand higher mortgage rates.

The reporting period highlighted a housing market buoyed by rising home prices (which tend to promote turnover) and higher mortgage rates (which tend to dampen affordability). To mute the impact of these changes, we emphasized mortgage pass-throughs whose underlying loan pools were less sensitive to mortgage-rate changes. We believe that these “call-protected” pass-through securities (those less likely to be prepaid by the underlying mortgage holders) could be a source of better value because the loan pools would tend to be less responsive to mortgage-rate volatility. We believe that this, in turn, could help stabilize prepayment speeds and enable investors to preserve more of the security’s yield. A loan pool comprised of smaller-balance loans (for example, a loan pool where no mortgage is larger than $150,000) is one instance of a mortgage-backed security with superior call protection.

Generally, we diversify a portion of the Portfolio away from agency mortgage securities to avoid concentration risk. Other investments in the Portfolio include agency debentures, commercial mortgage-backed securities and asset-backed securities.

Which aspects of the Portfolio’s positioning were the strongest contributors to the Portfolio’s performance, and which aspects detracted the most?

Relative to the Bloomberg Barclays U.S. Government Bond Index, duration was the principal performance tailwind for the Portfolio. The Portfolio was postured to be less sensitive to changes in U.S. Treasury yields, which helped the Portfolio’s performance as yields rose during the reporting period.

The yield advantage of mortgage-backed securities relative to comparable-duration U.S. Treasury securities contributed positively to the Portfolio’s absolute and relative performance. (Contributions take weightings and total returns into account.) On the other hand, the Portfolio’s commitment to mortgage-backed securities, which underperformed comparable-duration U.S. Treasury securities, hampered performance relative to the benchmark.

Issue selection, specifically our willingness to favor Fannie Mae/Freddie Mac pass-throughs over Ginnie Mae issues, negatively affected the Portfolio’s relative performance. Once measures were enacted to moderate the pace at which mortgage servicers could refinance Ginnie Mae loans, the prospect of slower Ginnie Mae prepayment rates attracted investors and strengthened Ginnie Mae performance.

Another aspect of issue selection, our willingness to favor 30-year loan terms over shorter (15- and 20-year) loan terms, had mixed results. Longer-term loans tend to be more sensitive to a flatter U.S. Treasury yield-curve because their wider cash-flow windows expand the time frames over which borrowers may prepay. As a result, 30-year loan terms tended to outperform during the reporting period. When a flatter curve coincides with rising U.S. Treasury yields, however, the benefits of the wider-window cash flows can be offset by the longer duration of the 30-year loans.

Did the Portfolio make any significant purchases or sales during the reporting period?

Turnover in the Portfolio was limited to reinvestment of prepayments from agency residential mortgage-backed securities. In this instance, we diversified our purchases, recycling some prepayments back into the sector, and allocating the balance to U.S. Treasury securities, asset-backed securities and commercial mortgage-backed securities. The Portfolio’s exposure to agency residential mortgage-backed securities fell by roughly 2% of net assets and the cumulative weight of the other sectors rose by a similar amount.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2018, the Portfolio held an underweight position relative to the Bloomberg Barclays U.S. Government Bond Index

in U.S. Treasury securities and agency debentures. As of the same date, the Portfolio held an overweight position in agency mortgage pass-throughs. As of June 30, 2018, the Portfolio held modestly overweight positions in asset-backed securities and commercial mortgage-backed securities. As of the same date, the Portfolio’s collective non-government exposure was roughly 12% of net assets, and the Portfolio held 5% of net assets in cash or cash equivalents.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments June 30, 2018 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 97.3%† Asset-Backed Securities 3.3%
Other Asset-Backed Securities 2.8%
PSNH Funding LLC Series 2018-1, Class A1 3.094%, due 2/1/26	$500,000	$500,703
Small Business Administration Participation Certificates Series 2012-20L, Class 1 1.93%, due 12/1/32	631,997	609,553
Series 2014-20H, Class 1 2.88%, due 8/1/34	690,705	683,889
Series 2015-20G, Class 1 2.88%, due 7/1/35	1,643,443	1,627,440
Series 2014-20I, Class 1 2.92%, due 9/1/34	737,812	731,944
Series 2014-20C, Class 1 3.21%, due 3/1/34	1,374,741	1,379,373

		5,532,902

Utilities 0.5%
Atlantic City Electric Transition Funding LLC Series 2002-1, Class A4 5.55%, due 10/20/23	916,901	956,356

Total Asset-Backed Securities (Cost $6,558,336)		6,489,258

Corporate Bonds 6.9%
Agriculture 0.6%
Altria Group, Inc. 2.85%, due 8/9/22	1,170,000	1,142,370

Electric 2.9%
Consolidated Edison Co. of New York, Inc. 2.739% (3 Month LIBOR + 0.40%), due 6/25/21 (a)	1,550,000	1,551,381
Duke Energy Florida Project Finance LLC 2.538%, due 9/1/31	1,900,000	1,762,220
PECO Energy Co. 1.70%, due 9/15/21	2,420,000	2,307,496

		5,621,097

Pipelines 0.6%
Plains All American Pipeline, L.P. / PAA Finance Corp. 5.00%, due 2/1/21	1,200,000	1,232,571

Real Estate Investment Trusts 1.2%
Host Hotels & Resorts, L.P. 3.75%, due 10/15/23	2,350,000	2,303,261

	Principal Amount	Value
Telecommunications 1.6%
♦Crown Castle Towers LLC 4.883%, due 8/15/40 (b)	$3,100,000	$3,179,305

Total Corporate Bonds (Cost $14,028,042)		13,478,604

Mortgage-Backed Securities 2.1%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 1.6%
BXP Trust Series 2017-GM, Class A 3.379%, due 6/13/39 (b)	1,750,000	1,699,791
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (b)	511,067	535,509
JP Morgan Chase Commercial Mortgage Securities Trust Series 2011-C4, Class A3 4.106%, due 7/15/46 (b)	105,190	105,083
Wells Fargo Commercial Mortgage Trust 3.874%, due 6/15/36 (b)(c)	900,000	904,686

		3,245,069

Residential Mortgages (Collateralized Mortgage Obligations) 0.5%
Citigroup Mortgage Loan Trust, Inc. Series 2006-AR6, Class 1A1 3.65%, due 8/25/36 (c)	190,871	177,090
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 2.56% (1 Year Treasury Constant Maturity Rate + 0.47%), due 2/25/42 (a)(b)(d)(e)(f)	824,756	746,950

		924,040

Total Mortgage-Backed Securities (Cost $4,302,745)		4,169,109

U.S. Government & Federal Agencies 85.0%
Fannie Mae Strip (Collateralized Mortgage Obligations) 0.0%‡ (g)
Series 360, Class 2, IO 5.00%, due 8/25/35	111,844	23,075
Series 361, Class 2 6.00%, due 10/25/35	23,729	5,660

		28,735

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 24.8%
2.50%, due 8/1/46	1,841,898	1,723,726
♦3.00%, due 4/1/45	3,011,957	2,928,322
3.00%, due 5/1/45	2,203,594	2,141,807
3.00%, due 6/1/45	2,093,452	2,034,185

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2018, excluding short-term investment. May be subject to change daily.

10	MainStay VP MacKay Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
3.00%, due 7/1/45	$1,133,594	$1,101,193
3.00%, due 5/1/46	1,227,274	1,189,863
3.00%, due 7/30/47 TBA (h)	1,500,000	1,451,812
3.00%, due 11/1/47	971,590	941,048
3.366% (1 Year Treasury Constant Maturity Rate + 2.25%), due 6/1/35 (a)	98,739	104,486
3.50%, due 10/1/25	264,704	268,035
3.50%, due 11/1/25	1,653,697	1,674,514
3.50%, due 12/1/41	245,015	245,850
3.50%, due 5/1/42	326,561	327,548
3.50%, due 7/1/42	258,430	259,211
3.50%, due 8/1/42	875,400	880,203
3.50%, due 6/1/43	1,273,586	1,277,435
3.50%, due 8/1/43	1,077,791	1,081,044
3.50%, due 1/1/44	1,070,918	1,074,154
3.50%, due 5/1/44	1,391,775	1,395,978
3.50%, due 12/1/45	1,804,156	1,802,344
3.50%, due 5/1/46	983,239	981,034
3.593% (1 Year Treasury Constant Maturity Rate + 2.25%), due 2/1/37 (a)	64,960	68,318
3.673% (12 Month LIBOR + 1.625%), due 3/1/35 (a)	16,011	16,747
4.00%, due 3/1/25	574,998	591,017
4.00%, due 7/1/25	246,120	253,250
4.00%, due 8/1/31	453,733	469,388
4.00%, due 8/1/39	477,832	490,853
4.00%, due 12/1/40	2,568,575	2,648,036
♦4.00%, due 2/1/41	4,209,677	4,336,166
♦4.00%, due 3/1/41	4,479,621	4,618,336
4.00%, due 1/1/42	2,342,811	2,415,429
4.00%, due 12/1/42	860,185	884,876
4.00%, due 8/1/44	453,520	467,554
4.00%, due 12/1/45	584,746	598,443
4.00%, due 2/1/46	1,743,136	1,783,948
4.50%, due 3/1/41	474,710	499,366
4.50%, due 5/1/41	800,302	841,701
4.50%, due 8/1/41	863,164	907,749
5.00%, due 1/1/20	60,686	60,995
5.00%, due 6/1/33	344,625	366,602
5.00%, due 8/1/33	193,168	205,405
5.00%, due 5/1/36	134,056	142,626
5.00%, due 10/1/39	632,393	679,206
5.50%, due 1/1/21	67,818	69,257
5.50%, due 1/1/33	270,756	291,629
6.50%, due 4/1/37	48,968	54,512

		48,645,201

	Principal Amount	Value
Federal National Mortgage Association (Mortgage Pass-Through Securities) 40.9%
2.00%, due 11/1/31	$2,324,774	$2,202,746
2.50%, due 9/1/46	271,096	254,016
2.50%, due 1/1/57	956,387	889,079
3.00%, due 10/1/32	871,006	866,381
3.00%, due 4/1/43	1,358,615	1,327,332
3.00%, due 3/1/46	845,263	820,062
3.00%, due 9/1/46	2,594,941	2,496,652
3.00%, due 10/1/46	2,216,514	2,132,473
3.00%, due 2/1/57	933,807	897,038
3.00%, due 6/1/57	1,066,924	1,024,899
3.50%, due 11/1/20	506,676	513,061
3.50%, due 10/1/25	612,247	620,456
♦3.50%, due 11/1/25	4,364,174	4,424,195
3.50%, due 9/1/32	2,464,617	2,501,260
3.50%, due 11/1/32	611,299	620,458
3.50%, due 2/1/41	1,363,249	1,368,096
3.50%, due 11/1/41	2,348,304	2,356,634
3.50%, due 12/1/41	865,379	868,458
3.50%, due 1/1/42	2,027,704	2,034,904
3.50%, due 3/1/42	1,900,626	1,907,384
3.50%, due 5/1/42	893,605	896,770
3.50%, due 8/1/42	2,141,940	2,140,929
3.50%, due 11/1/42	868,157	867,747
3.50%, due 12/1/42	1,189,646	1,194,338
3.50%, due 2/1/43	1,204,416	1,209,166
3.50%, due 5/1/43	2,080,013	2,084,931
3.50%, due 6/1/43	653,967	653,657
3.50%, due 3/1/45	1,195,454	1,196,558
3.50%, due 10/1/47	964,708	962,161
3.802% (6 Month LIBOR + 1.547%), due 11/1/34 (a)	77,729	80,426
3.965% (12 Month LIBOR + 1.59%), due 4/1/34 (a)	150,096	158,585
4.00%, due 9/1/31	988,363	1,022,648
4.00%, due 1/1/41	712,511	734,749
4.00%, due 2/1/41	944,357	972,497
4.00%, due 3/1/41	1,517,317	1,567,484
4.00%, due 10/1/41	432,963	447,319
4.00%, due 3/1/42	1,071,769	1,098,144
4.00%, due 6/1/42	620,458	636,607
4.00%, due 7/1/42	1,688,596	1,732,222
4.00%, due 8/1/42	942,860	967,558
4.00%, due 9/1/42	898,980	923,322
4.00%, due 4/30/47 TBA (h)	1,350,000	1,376,327
4.00%, due 9/1/47	922,903	942,145
4.50%, due 7/1/18	262	264
4.50%, due 11/1/18	19,775	19,919
4.50%, due 6/1/23	200,386	207,039
4.50%, due 10/1/33	402,072	420,866
4.50%, due 5/1/39	385,487	406,284

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.50%, due 6/1/39	$526,883	$554,900
4.50%, due 7/1/39	1,796,686	1,898,593
4.50%, due 8/1/39	2,275,499	2,398,372
4.50%, due 9/1/39	76,766	81,112
4.50%, due 9/1/40	2,147,230	2,270,078
4.50%, due 12/1/40	1,514,884	1,593,606
♦4.50%, due 1/1/41	3,706,150	3,918,184
4.50%, due 2/1/41	302,697	319,190
4.50%, due 8/1/41	1,484,792	1,562,097
5.00%, due 9/1/20	2,067	2,102
5.00%, due 11/1/33	659,154	708,115
5.00%, due 7/1/34	76,474	81,894
5.00%, due 6/1/35	475,749	509,455
5.00%, due 10/1/35	122,055	130,747
5.00%, due 1/1/36	54,335	58,209
5.00%, due 2/1/36	650,173	696,402
5.00%, due 5/1/36	617,232	661,125
5.00%, due 3/1/40	885,458	951,502
5.00%, due 2/1/41	1,862,670	2,014,289
5.50%, due 6/1/19	46,611	46,851
5.50%, due 11/1/19	50,352	50,728
5.50%, due 4/1/21	120,862	123,300
5.50%, due 6/1/21	10,122	10,271
5.50%, due 6/1/33	803,420	873,819
5.50%, due 11/1/33	518,701	563,906
5.50%, due 12/1/33	550,409	597,959
5.50%, due 6/1/34	172,095	187,081
5.50%, due 3/1/35	234,539	254,288
5.50%, due 12/1/35	91,534	99,284
5.50%, due 4/1/36	445,835	483,838
5.50%, due 1/1/37	160,270	177,117
5.50%, due 7/1/37	156,544	172,680
5.50%, due 8/1/37	112,727	122,261
6.00%, due 1/1/33	80,425	88,487
6.00%, due 3/1/33	77,051	84,211
6.00%, due 9/1/34	17,040	18,709
6.00%, due 9/1/35	276,165	309,503
6.00%, due 10/1/35	64,907	72,403
6.00%, due 4/1/36	198,966	219,409
6.00%, due 6/1/36	123,324	134,953
6.00%, due 11/1/36	134,452	147,560
6.00%, due 4/1/37	17,365	18,046
6.50%, due 10/1/31	35,769	39,549
6.50%, due 7/1/32	12,239	13,491
6.50%, due 2/1/37	19,511	21,507
6.50%, due 8/1/47	23,929	25,628

		80,413,057

	Principal Amount	Value
Government National Mortgage Association (Mortgage Pass-Through Securities) 10.5%
3.00%, due 8/20/45	$1,960,574	$1,931,557
3.00%, due 6/20/46	1,113,847	1,083,581
3.50%, due 12/20/46	1,212,223	1,218,771
3.50%, due 4/30/47 TBA (h)	1,200,000	1,204,617
3.50%, due 8/20/47	942,913	947,396
4.00%, due 7/15/39	335,614	344,097
4.00%, due 9/20/40	1,251,362	1,288,124
4.00%, due 11/20/40	219,691	226,812
4.00%, due 1/15/41	1,479,568	1,524,142
♦4.00%, due 10/15/41	4,206,863	4,344,159
4.00%, due 6/20/47	1,323,794	1,346,450
4.50%, due 5/20/40	2,715,922	2,854,230
5.00%, due 4/15/34	466,305	496,701
5.00%, due 2/20/41	319,945	341,391
5.50%, due 6/15/33	769,159	857,612
5.50%, due 12/15/35	34,709	37,393
6.00%, due 8/15/32	117,695	130,095
6.00%, due 10/15/32	200,611	219,298
6.50%, due 7/15/28	24,863	27,418
6.50%, due 8/15/28	27,907	30,775
6.50%, due 7/15/32	110,182	125,426

		20,580,045

Overseas Private Investment Corporation 0.9%
5.142%, due 12/15/23	1,651,681	1,725,846

Tennessee Valley Authority 2.6%
♦4.65%, due 6/15/35	4,395,000	5,104,929

United States Treasury Notes 5.3%
1.625%, due 8/15/22	2,170,000	2,078,792
1.625%, due 5/15/26	380,000	347,596
1.75%, due 9/30/22	300,000	288,551
1.75%, due 5/15/23	500,000	477,676
♦2.00%, due 8/31/21	3,295,000	3,230,773
♦2.375%, due 8/15/24	3,850,000	3,758,412
2.75%, due 4/30/23	315,000	315,308

		10,497,108

Total U.S. Government & Federal Agencies (Cost $168,738,139)		166,994,921

Total Long-Term Bonds (Cost $193,627,262)		191,131,892

12	MainStay VP MacKay Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Short-Term Investment 4.9%
Repurchase Agreement 4.9%
Fixed Income Clearing Corp. 0.94%, dated 6/29/18 due 7/2/18 Proceeds at Maturity $9,722,975 (Collateralized by a United States Treasury Note with a rate of 8.125% and a maturity date of 8/15/19, with a Principal Amount of $9,075,000 and a Market Value of $9,920,663)	$9,722,213	$9,722,213

Total Short-Term Investment (Cost $9,722,213)		9,722,213

Total Investments (Cost $203,349,475)	102.2%	200,854,105
Other Assets, Less Liabilities	(2.2)	(4,402,342)
Net Assets	100.0%	$196,451,763

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of June 30, 2018.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)

Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of June 30, 2018.

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of June 30, 2018, the total market value of fair valued security was $746,950, which represented 0.4% of the Portfolio’s net assets.

(f)

Illiquid security—As of June 30, 2018, the total market value of the security deemed illiquid under procedures approved by the Board of Trustees was $746,950, which represented 0.4% of the Portfolio’s net assets.

(g)

Collateralized Mortgage Obligation Interest Only Strip - Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest was calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.

(h)

TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of June 30, 2018, the total net market value of these securities was $4,032,756, which represented 2.1% of the Portfolio’s net assets. All or a portion of these securities are a part of a mortgage dollar roll agreement.

The following abbreviations are used in the preceding pages:

IO—Interest Only

LIBOR—London Interbank Offered Rate

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$6,489,258	$—	$6,489,258
Corporate Bonds	—	13,478,604	—	13,478,604
Mortgage-Backed Securities (b)	—	3,422,159	746,950	4,169,109
U.S. Government & Federal Agencies	—	166,994,921	—	166,994,921

Total Long-Term Bonds	—	190,384,942	746,950	191,131,892

Short-Term Investment
Repurchase Agreement	—	9,722,213	—	9,722,213

Total Investments in Securities	$—	$200,107,155	$746,950	$200,854,105

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $746,950 is held in Residential Mortgages (Collateralized Mortgage Obligations) within the Mortgage-Backed Securities section of the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2018, the Portfolio did not have any transfers among levels. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2017	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2018	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2018 (b)
Long-Term Bonds
Mortgage-Backed Securities
Residential Mortgages (Collateralized Mortgage Obligations)	$784,636	$282	$1,463	$4,178	$—	$(43,609)	$—	$—	$746,950	$1,436

(a)	Sales include principal reductions.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

14	MainStay VP MacKay Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2018 (Unaudited)

Assets
Investment in securities, at value (identified cost $203,349,475)	$200,854,105
Cash	596
Receivables:
Interest	719,877
Fund shares sold	33,292
Investment securities sold	13,281
Other assets	921

Total assets	201,622,072

Liabilities
Payables:
Investment securities purchased	4,908,737
Fund shares redeemed	96,645
Manager (See Note 3)	80,487
Professional fees	30,855
NYLIFE Distributors (See Note 3)	29,376
Shareholder communication	15,724
Custodian	5,745
Trustees	310
Accrued expenses	2,430

Total liabilities	5,170,309

Net assets	$196,451,763

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$18,600
Additional paid-in capital	195,284,407

195,303,007
Undistributed net investment income	7,051,631
Accumulated net realized gain (loss) on investments and futures transactions	(3,407,505)
Net unrealized appreciation (depreciation) on investments	(2,495,370)

Net assets	$196,451,763

Initial Class
Net assets applicable to outstanding shares	$52,641,073

Shares of beneficial interest outstanding	4,950,075

Net asset value per share outstanding	$10.63

Service Class
Net assets applicable to outstanding shares	$143,810,690

Shares of beneficial interest outstanding	13,649,929

Net asset value per share outstanding	$10.54

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the six months ended June 30, 2018 (Unaudited)

Investment Income (Loss)
Income
Interest	$2,964,701
Other	21

Total income	2,964,722

Expenses
Manager (See Note 3)	498,492
Distribution/Service—Service Class (See Note 3)	182,170
Professional fees	32,591
Shareholder communication	18,870
Custodian	6,753
Trustees	2,253
Miscellaneous	5,207

Total expenses	746,336

Net investment income (loss)	2,218,386

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	(260,850)
Futures transactions	(124,013)

Net realized gain (loss) on investments and futures transactions	(384,863)

Net change in unrealized appreciation (depreciation) on:
Investments	(4,912,850)
Futures contracts	35,730

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(4,877,120)

Net realized and unrealized gain (loss) on investments and futures transactions	(5,261,983)

Net increase (decrease) in net assets resulting from operations	$(3,043,597)

16	MainStay VP MacKay Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2018 (Unaudited) and the year ended December 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,218,386	$4,796,635
Net realized gain (loss) on investments and futures transactions	(384,863)	(271,334)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(4,877,120)	(105,557)

Net increase (decrease) in net assets resulting from operations	(3,043,597)	4,419,744

Dividends to shareholders:
From net investment income:
Initial Class	—	(1,584,771)
Service Class	—	(3,866,557)

Total dividends to shareholders	—	(5,451,328)

Capital share transactions:
Net proceeds from sale of shares	10,498,337	15,194,689
Net asset value of shares issued to shareholders in reinvestment of dividends	—	5,451,328
Cost of shares redeemed	(23,041,319)	(58,713,143)

Increase (decrease) in net assets derived from capital share transactions	(12,542,982)	(38,067,126)

Net increase (decrease) in net assets	(15,586,579)	(39,098,710)

Net Assets
Beginning of period	212,038,342	251,137,052

End of period	$196,451,763	$212,038,342

Undistributed net investment income at end of period	$7,051,631	$4,833,245

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,
Initial Class	2018*		2017		2016		2015		2014	2013
Net asset value at beginning of period	$10.78		$10.85		$10.99		$11.25		$11.13	$11.84

Net investment income (loss) (a)	0.13		0.25		0.24		0.29		0.31	0.30
Net realized and unrealized gain (loss) on investments	(0.28)		(0.02)		(0.11)		(0.23)		0.21	(0.60)

Total from investment operations	(0.15)		0.23		0.13		0.06		0.52	(0.30)

Less dividends and distributions:
From net investment income	—		(0.30)		(0.27)		(0.32)		(0.36)	(0.39)
From net realized gain on investments	—		—		—		—		(0.04)	(0.02)

Total dividends and distributions	—		(0.30)		(0.27)		(0.32)		(0.40)	(0.41)

Net asset value at end of period	$10.63		$10.78		$10.85		$10.99		$11.25	$11.13

Total investment return (b)	(1.39	%)(c)	2.11%		1.07%		0.53%		4.61%	(2.46%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.41	% ††	2.29%		2.14	%(d)	2.54%		2.70%	2.56%
Net expenses	0.57	% ††	0.56%		0.55	%(e)	0.55%		0.55%	0.54%
Expenses (before waiver/reimbursement)	0.57	% ††	0.56%		0.56%		0.55%		0.55%	0.54%
Portfolio turnover rate	14	% (f)	17	%(f)	64	%(f)	12	%(f)	7%	25	% (f)
Net assets at end of period (in 000’s)	$52,641		$56,561		$64,930		$72,924		$83,172	$89,165

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 2.13%.
(e)	Without the custody fee reimbursement, net expenses would have been 0.56%.
(f)

The portfolio turnover rates not including mortgage dollar rolls were 2%, 5%, 19%, 11% and 8% for the six months ended June 30, 2018 and years ended December 31, 2017, 2016, 2015 and 2013, respectively.

18	MainStay VP MacKay Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,
Service Class	2018*		2017		2016		2015		2014	2013
Net asset value at beginning of period	$10.69		$10.76		$10.90		$11.16		$11.04	$11.74

Net investment income (loss) (a)	0.11		0.22		0.21		0.26		0.27	0.26
Net realized and unrealized gain (loss) on investments	(0.26)		(0.03)		(0.11)		(0.23)		0.21	(0.58)

Total from investment operations	(0.15)		0.19		0.10		0.03		0.48	(0.32)

Less dividends and distributions:
From net investment income	—		(0.26)		(0.24)		(0.29)		(0.32)	(0.36)
From net realized gain on investments	—		—		—		—		(0.04)	(0.02)

Total dividends and distributions	—		(0.26)		(0.24)		(0.29)		(0.36)	(0.38)

Net asset value at end of period	$10.54		$10.69		$10.76		$10.90		$11.16	$11.04

Total investment return (b)	(1.40	%)(c)	1.86%		0.82%		0.28%		4.35%	(2.70%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.16	% ††	2.04%		1.89	%(d)	2.29%		2.45%	2.31%
Net expenses	0.82	% ††	0.81%		0.80	%(e)	0.80%		0.80%	0.79%
Expenses (before waiver/reimbursement)	0.82	% ††	0.81%		0.81%		0.80%		0.80%	0.79%
Portfolio turnover rate	14	% (f)	17	%(f)	64	%(f)	12	%(f)	7%	25	% (f)
Net assets at end of period (in 000’s)	$143,811		$155,477		$186,207		$178,259		$185,243	$195,153

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.88%.
(e)	Without the custody fee reimbursement, net expenses would have been 0.81%.
(f)

The portfolio turnover rates not including mortgage dollar rolls were 2%, 5%, 19%, 11% and 8% for the six months ended June 30, 2018 and years ended December 31, 2017, 2016, 2015 and 2013, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and Notes relate to the MainStay VP MacKay Government Portfolio (formerly known as MainStay VP Government Portfolio) (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on January 29, 1993. Service Class shares commenced operations on June 4, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3 (B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek current income.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

20	MainStay VP MacKay Government Portfolio

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2018, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of June 30, 2018, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the

21

Notes to Financial Statements (Unaudited) (continued)

market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or the Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Portfolio. Under the supervision of the Board, the Manager or the Subadvisor determine the liquidity of the Portfolio’s investments; in doing so, the Manager or the Subadvisor may consider various factors, including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments, as shown in the Portfolio of Investments, was determined as of June 30, 2018 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of June 30, 2018, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, which are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

22	MainStay VP MacKay Government Portfolio

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAVs and may result in a loss to the Portfolio. As of June 30, 2018, the Portfolio did not hold any futures contracts.

(I)  Dollar Rolls.  The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are “to be announced,” therefore, the Portfolio accounts for these transactions as purchases and sales.

The securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolio maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty. The Portfolio accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(J)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the six-month period ended June 30, 2018, the Portfolio did not have any portfolio securities on loan.

(K)  Government Risk.  Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is

23

Notes to Financial Statements (Unaudited) (continued)

that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.

(L)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(M)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into futures contracts to help manage the duration and yield curve positioning of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. These derivatives are not accounted for as hedging instruments.

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2018:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(124,013)	$(124,013)

Total Realized Gain (Loss)		$(124,013)	$(124,013)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$35,730	$35,730

Total Change in Unrealized Appreciation (Depreciation)		$35,730	$35,730

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Long (a)	$7,915,055	$7,915,055

(a)	Positions were open one month during the reporting period.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC (“MacKay Shields” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.50% up to $500 million; 0.475% from $500 million to $1 billion; and 0.45% in excess of $1 billion. During the six-month period ended June 30, 2018, the effective management fee rate was 0.50%.

During the six-month period ended June 30, 2018, New York Life Investments earned fees from the Portfolio in the amount of $498,492.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

24	MainStay VP MacKay Government Portfolio

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of June 30, 2018, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$203,349,475	$2,627,119	$(5,122,489)	$(2,495,370)

As of December 31, 2017, for federal income tax purposes, capital loss carryforwards of $3,058,373, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$1,367	$1,691

During the year ended December 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$5,451,328	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2018, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2018, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2018, purchases and sales of U.S. government securities were $25,621 and $38,661, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $2,948 and $2,693, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2018 and the year ended December 31, 2017, were as follows:

Initial Class	Shares	Amount
Six-month period ended June 30, 2018:
Shares sold	177,638	$1,886,626
Shares redeemed	(474,767)	(5,040,635)

Net increase (decrease)	(297,129)	$(3,154,009)

Year ended December 31, 2017:
Shares sold	186,155	$2,033,060
Shares issued to shareholders in reinvestment of dividends and distributions	146,904	1,584,771
Shares redeemed	(1,071,729)	(11,701,157)

Net increase (decrease)	(738,670)	$(8,083,326)

25

Notes to Financial Statements (Unaudited) (continued)

Service Class	Shares	Amount
Six-month period ended June 30, 2018:
Shares sold	818,937	$8,611,711
Shares redeemed	(1,709,793)	(18,000,684)

Net increase (decrease)	(890,856)	$(9,388,973)

Year ended December 31, 2017:
Shares sold	1,216,945	$13,161,629
Shares issued to shareholders in reinvestment of dividends and distributions	361,117	3,866,557
Shares redeemed	(4,349,541)	(47,011,986)

Net increase (decrease)	(2,771,479)	$(29,983,800)

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2018, events and transactions subsequent to June 30, 2018, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

26	MainStay VP MacKay Government Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

27

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2018 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2018 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781622	MSVPG10-08/18 (NYLIAC) NI519

MainStay VP MacKay High Yield Corporate Bond Portfolio

(Formerly known as MainStay VP High Yield Corporate Bond Portfolio)

Message from the President and Semiannual Report

Unaudited  |  June 30, 2018

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

This page intentionally left blank

Message from the President

The six months ended June 30, 2018, saw mixed performance among stocks and bonds. U.S. stocks generally advanced during the reporting period, while international and emerging-market stocks declined.

According to FTSE-Russell data on U.S. stocks, the strongest performance came from the smallest companies during the reporting period, with growth stocks outperforming value stocks at all capitalization levels. While growth stocks provided positive total returns at all capitalization levels, value stocks of midcap and larger companies provided negative returns.

Among U.S. fixed-income securities, shorter-term instruments generally advanced during the first half of 2018, while longer-term bonds on balance declined. Although convertible bonds, bank loans and high-yield corporate bonds generated positive returns during the reporting period, most mortgage-backed securities declined. International and emerging-market bonds also provided negative total returns during the reporting period.

Several factors influenced the stock and bond markets during the first half of 2018. Major tax reforms were signed into law in December 2017 and boosted stock performance early in the reporting period. As the year progressed, however, trade tensions between the U.S. and several of its trading partners led to sustained market volatility, which adversely affected stock prices despite robust corporate earnings and profits. An historic meeting between leaders of the United States and North Korea lifted stock prices briefly in June 2018. While crude oil prices remained volatile, they generally rose during the reporting period, which helped many energy stocks.

The Federal Open Market Committee raised the federal funds target range twice during the reporting period, which led to rising U.S. Treasury yields across the maturity spectrum. The greatest increase occurred among 3-year U.S. Treasury notes, with yield increases tapering off for longer-term U.S. Treasury securities. When interest-rates rise, bond prices tend to decline (and vice versa), which may account for the negative performance of several fixed-income sectors during the reporting period.

Through the ups and downs of the stock and bond markets, MainStay VP portfolio managers seek to pursue the objectives of their individual Portfolios using the investment strategies and processes outlined in the prospectus. As a MainStay VP shareholder, your investments are guided by the market experience and professional insight of our portfolio managers as they seek to deliver long-term returns within prospectus guidelines and manage the specific risks of their respective Portfolios.

Whatever direction the markets may take, MainStay encourages shareholders to maintain a long-term investment perspective. The report that follows contains additional information on the market events, investment decisions and specific securities that shaped the performance of your MainStay VP Portfolio during the six months ended June 30, 2018. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2018

Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	5/1/1995	–0.06%	3.03%	5.46%	7.09%	0.59%
Service Class Shares	6/4/2003	–0.19	2.78	5.20	6.82	0.84

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
ICE BofA Merrill Lynch U.S. High Yield Constrained Index[2]	0.08%	2.54%	5.51%	8.08%
Credit Suisse High Yield Index[3]	0.20	2.75	5.44	7.76
Morningstar High Yield Bond Category Average[4]	–0.16	2.23	4.36	6.51

1.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

2.

The ICE BofA Merrill Lynch U.S. High Yield Constrained Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The ICE BofA Merrill Lynch U.S. High Yield Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issuers included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. No single issuer may constitute greater than 2% of the Index. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

3.

The Credit Suisse High Yield Index is the Portfolio’s secondary benchmark. The Credit Suisse High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor’s and below Baa by Moody’s. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The Morningstar High Yield Bond Category Average is representative of funds that concentrate on lower-quality bonds, which are riskier than those of higher quality companies. These portfolios primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB and below. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay High Yield Corporate Bond Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2018, to June 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2018, to June 30, 2018. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/18	Ending Account Value (Based on Actual Returns and Expenses) 6/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$999.40	$2.88	$1,021.90	$2.91	0.58%

Service Class Shares	$1,000.00	$998.10	$4.11	$1,020.70	$4.16	0.83%

1

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

2	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP MacKay High Yield Corporate Bond Portfolio

Portfolio Composition as of June 30, 2018 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of June 30, 2018 (excluding short-term investment) (Unaudited)

1.	T-Mobile USA, Inc., 4.50%–6.50%, due 1/15/24–2/1/28

2.	CCO Holdings LLC / CCO Holdings Capital Corp., 5.00%–5.875%, due 2/15/23–2/1/28

3.	Equinix, Inc., 5.375%–5.875%, due 1/1/22–5/15/27

4.	Exide Technologies

5.	HCA, Inc., 5.00%–8.36%, due 2/15/22–6/15/26
6.	GenOn Energy, Inc., 7.875%–9.50%, due 6/15/17–10/15/18

7.	Carlson Travel, Inc., 6.75%–9.50%, due 12/15/23–12/15/24

8.	Comstock Resources, Inc., 7.75%–10.00%, due 4/1/19–6/15/20

9.	Crown Castle International Corp., 5.25%, due 1/15/23

10.	Netflix, Inc., 4.875%–5.875%, due 2/15/22–11/15/28

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio manager Andrew Susser of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP MacKay High Yield Corporate Bond Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2018?

For the six months ended June 30, 2018, MainStay VP MacKay High Yield Corporate Bond Portfolio returned –0.06% for Initial Class shares and –0.19% for Service Class shares. Over the same period, both share classes underperformed the 0.08% return of the ICE BofA Merrill Lynch U.S. High Yield Constrained Index,1 which is the Portfolio’s primary benchmark, and the 0.20% return of the Credit Suisse High Yield Index,1 which was the Portfolio’s primary benchmark through April 30, 2018. Initial Class shares outperformed—and Service Class shares underperformed—the –0.16% return of the Morningstar High Yield Bond Category Average2 for the six months ended June 30, 2018.

Were there any changes to the Portfolio during the reporting period?

Effective May 1, 2018, the Portfolio changed its name from MainStay VP High Yield Corporate Bond Portfolio to MainStay VP MacKay High Yield Corporate Bond Portfolio. For more information on this change, please refer to the supplement dated December 15, 2017. Effective May 1, 2018, the ICE BofA Merrill Lynch U.S. High Yield Constrained Index replaced the Credit Suisse High Yield Index as the Portfolio’s primary benchmark. The Portfolio selected the ICE BofA Merrill Lynch U.S. High Yield Constrained Index as its primary benchmark because it believes that this index is more reflective of its current investment style.

What factors affected the Portfolio’s performance relative to its primary benchmark during the reporting period?

Fears of rising interest rates underscored the returns of the U.S. high-yield market, as the ICE BofA Merrill Lynch U.S. High Yield Constrained Index rose slightly during the reporting period. As a result, higher-quality high-yield bonds (those rated BB)3 were the worst performers, while bonds rated B gained slightly and bonds rated CCC significantly outperformed the market, returning more than 2.7% during the reporting period.

The dispersion in high-yield returns during the reporting period was even more pronounced when looking at bonds by their maturities. Longer-maturity bonds materially underperformed as investor complacency toward interest-rate risk receded. Bonds with maturities greater than 10 years declined during the reporting period, while short-duration4 high-yield bonds provided positive returns.

What was the Portfolio’s duration strategy during the reporting period?

The Portfolio is not managed to a duration strategy, and the duration positioning is the result of our bottom-up investment process. As of June 30, 2018, the modified duration of the Portfolio was 3.5 years. The Portfolio’s duration was shorter than that of the ICE BofA Merrill Lynch U.S. High Yield Constrained Index, and this positioning helped the Portfolio’s relative performance.

Which market segments were the strongest contributors to the Portfolio’s relative performance, and which market segments were particularly weak?

Security selection helped the Portfolio’s relative performance in the electric-generation industry during the reporting period because of the Portfolio’s overweight position in GenOn Energy, a Texas-based electricity provider that performed well relative to the benchmark. In diversified capital goods, the Portfolio’s position in Exide Technologies, a manufacturer of automotive and industrial batteries, added to returns. In the services industry, Carlson Travel continued to rebound after weak performance in 2016. The Portfolio avoided bank credits during the reporting period, which helped relative performance, as banks underperformed because of concerns surrounding European banks.

The Portfolio’s positioning and security selection in the energy sector detracted from relative performance during the first half of 2018. In the energy—exploration & production subsector, holdings of stressed natural gas companies Rex Energy and PetroQuest Energy declined, as natural gas prices in the United Stated remained low. An underweight position in oil field equipment & services companies also detracted from returns, as the subsector outperformed the market. Security selection

1.	See footnote on page 5 for more information on this index.
2.	See footnote on page 5 for more information on the Morningstar High Yield Bond Category Average.
3.

An obligation rated ‘BB’ by Standard & Poor’s (“S&P”) is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated ‘B’ by S&P is deemed by S&P to be more vulnerable to nonpayment than obligations rated ‘BB’, but in the opinion of S&P, the obligor currently has the capacity to meet its financial commitment on the obligation. It is the opinion of S&P that adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. An obligation rated ‘CCC’ by S&P is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Portfolio.

4.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

8	MainStay VP MacKay High Yield Corporate Bond Portfolio

detracted from relative performance in the telecom-satellite sector because the Portfolio did not own the bonds of stressed satellite operator Intelsat Jackson, which performed well.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the Portfolio purchased new-issue bonds of telecommunications company T-Mobile. In our opinion, T-Mobile has strategically important assets, growing free cash flow and moderate leverage relative to its peers. During the reporting period, the Portfolio also purchased new-issue bonds of Internet entertainment company Netflix. Netflix is a large strategic company with a growing international subscriber base.

During the reporting period, the Portfolio reduced its exposure to the bonds of Endo Pharmaceuticals in light of widespread concern over negative trends in generic drug pricing.

How did the Portfolio’s market segment weightings change during the reporting period?

During the reporting period, there were no material changes to the Portfolio’s industry weights. There was a minimal increase in the Portfolio’s exposure to the capital goods and telecommunication industries because we found valuations and yield levels attractive. During the reporting period, the Portfolio trimmed its exposure to the basic industry and technology industries.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2018, the Portfolio held an overweight position in the automotive, basic industry and consumer goods industries. As of the same date, the Portfolio held underweight positions in banking, health care and technology.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments June 30, 2018 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 93.9%† Convertible Bonds 1.7%
Auto Parts & Equipment 0.7%
♦Exide Technologies (a)(b)(c)(d) 7.00% (7.00% PIK), due 4/30/25	$26,280,657	$16,031,201
7.25% (7.25% PIK), due 4/30/25 (e)	4,959,703	6,045,878

		22,077,079

Media 0.2%
DISH Network Corp. 3.375%, due 8/15/26	4,840,000	4,700,104

Oil & Gas 0.5%
♦Comstock Resources, Inc. (b) 7.75% (7.75%PIK), due 4/1/19	5,171,123	5,096,157
9.50% (9.50% PIK), due 6/15/20	8,798,422	8,728,466

		13,824,623

Real Estate Investment Trusts 0.3%
VEREIT, Inc. 3.75%, due 12/15/20	10,135,000	10,258,860

Total Convertible Bonds (Cost $54,820,159)		50,860,666

Corporate Bonds 91.0%
Advertising 0.9%
Lamar Media Corp. 5.375%, due 1/15/24	5,447,000	5,535,514
5.75%, due 2/1/26	5,390,000	5,457,375
Outfront Media Capital LLC / Outfront Media Capital Corp. 5.25%, due 2/15/22	3,495,000	3,532,606
5.625%, due 2/15/24	12,030,000	12,173,999

		26,699,494

Aerospace & Defense 1.4%
KLX, Inc. 5.875%, due 12/1/22 (e)	10,925,000	11,348,344
Northrop Grumman Innovation Systems, Inc. 5.25%, due 10/1/21	4,270,000	4,385,290
5.50%, due 10/1/23	3,775,000	3,951,293
TransDigm UK Holdings PLC 6.875%, due 5/15/26 (e)	1,000,000	1,013,750
TransDigm, Inc. 5.50%, due 10/15/20	5,780,000	5,780,000
6.00%, due 7/15/22	2,760,000	2,774,628
6.50%, due 7/15/24	2,000,000	2,035,000
6.50%, due 5/15/25	5,350,000	5,410,187
Triumph Group, Inc. 7.75%, due 8/15/25	5,595,000	5,539,050

		42,237,542

	Principal Amount	Value
Apparel 0.2%
William Carter Co. 5.25%, due 8/15/21	$5,380,000	$5,447,250

Auto Manufacturers 1.4%
BCD Acquisition, Inc. 9.625%, due 9/15/23 (e)	6,625,000	7,055,625
Ford Holdings LLC 9.30%, due 3/1/30	6,970,000	9,070,472
J.B. Poindexter & Company, Inc. 7.125%, due 4/15/26 (e)	4,500,000	4,612,500
McLaren Finance PLC 5.75%, due 8/1/22 (e)	7,620,000	7,546,086
Navistar International Corp. 6.625%, due 11/1/25 (e)	7,445,000	7,649,737
Wabash National Corp. 5.50%, due 10/1/25 (e)	4,867,000	4,672,320

		40,606,740

Auto Parts & Equipment 3.4%
Adient Global Holdings, Ltd. 4.875%, due 8/15/26 (e)	8,100,000	7,269,750
American Axle & Manufacturing, Inc. 6.25%, due 4/1/25	4,180,000	4,148,650
6.25%, due 3/15/26	3,715,000	3,622,125
6.50%, due 4/1/27	5,465,000	5,383,025
Dana Financing Luxembourg S.A.R.L. 5.75%, due 4/15/25 (e)	4,515,000	4,447,275
♦Exide Technologies 11.00% (4.00% Cash and 7.00% PIK), due 4/30/22 (a)(b)(c)(d)(e)	31,320,754	28,032,075
IHO Verwaltungs GmbH (b)(e) 4.125% (4.125% Cash or 4.875 % PIK), due 9/15/21	8,210,000	8,086,850
4.50% (4.50% Cash or 5.25% PIK), due 9/15/23	7,735,000	7,406,262
4.75% (4.75% Cash or 5.50% PIK), due 9/15/26	6,170,000	5,807,513
Meritor, Inc. 6.25%, due 2/15/24	2,000,000	2,015,000
Nexteer Automotive Group, Ltd. 5.875%, due 11/15/21 (e)	6,640,000	6,855,800
Schaeffler Finance B.V. 4.75%, due 5/15/23 (e)	8,835,000	8,768,737
Tenneco, Inc. 5.00%, due 7/15/26	3,000,000	2,679,000
Titan International, Inc. 6.50%, due 11/30/23 (e)	4,320,000	4,309,200

		98,831,262

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of June 30, 2018, excluding short-term investment. May be subject to change daily.

10	MainStay VP MacKay High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Banks 0.2%
Provident Funding Associates, L.P. / PFG Finance Corp. 6.375%, due 6/15/25 (e)	$4,920,000	$4,789,866

Biotechnology 0.3%
AMAG Pharmaceuticals, Inc. 7.875%, due 9/1/23 (e)	8,510,000	9,025,919

Building Materials 1.2%
BMC East LLC 5.50%, due 10/1/24 (e)	3,795,000	3,700,125
Gibraltar Industries, Inc. 6.25%, due 2/1/21	5,525,000	5,552,625
James Hardie International Finance DAC (e) 4.75%, due 1/15/25	3,850,000	3,753,750
5.00%, due 1/15/28	5,145,000	4,862,025
Summit Materials LLC / Summit Materials Finance Corp. 5.125%, due 6/1/25 (e)	3,270,000	3,073,800
6.125%, due 7/15/23	10,905,000	11,068,575
8.50%, due 4/15/22	3,860,000	4,135,411

		36,146,311

Chemicals 1.7%
Blue Cube Spinco LLC 9.75%, due 10/15/23	12,370,000	14,009,025
10.00%, due 10/15/25	8,140,000	9,462,750
Kissner Holdings, L.P. / Kissner Milling Co., Ltd. / BSC Holding, Inc. / Kissner USA 8.375%, due 12/1/22 (e)	5,760,000	5,889,600
NOVA Chemicals Corp. (e) 4.875%, due 6/1/24	5,830,000	5,538,500
5.25%, due 6/1/27	3,110,000	2,898,131
Olin Corp. 5.50%, due 8/15/22	3,261,000	3,342,525
PolyOne Corp. 5.25%, due 3/15/23	9,876,000	10,048,830

		51,189,361

Commercial Services 4.4%
Ashtead Capital, Inc. (e) 4.125%, due 8/15/25	1,665,000	1,552,613
4.375%, due 8/15/27	2,500,000	2,325,000
5.625%, due 10/1/24	5,645,000	5,777,375
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.50%, due 4/1/23	3,300,000	3,217,500
6.375%, due 4/1/24 (e)	7,430,000	7,281,400
Cimpress N.V. 7.00%, due 6/15/26 (e)	4,735,000	4,835,619

	Principal Amount	Value
Commercial Services (continued)
Flexi-Van Leasing, Inc. 10.00%, due 2/15/23 (e)	$7,085,000	$6,695,325
Gartner, Inc. 5.125%, due 4/1/25 (e)	10,832,000	10,777,840
Graham Holdings Co. 5.75%, due 6/1/26 (e)	8,400,000	8,484,000
IHS Markit, Ltd. (e) 4.75%, due 2/15/25	4,580,000	4,534,200
5.00%, due 11/1/22	20,705,000	20,886,169
Jaguar Holding Co. II / Pharmaceutical Product Development LLC 6.375%, due 8/1/23 (e)	4,615,000	4,592,848
Laureate Education, Inc. 8.25%, due 5/1/25 (e)	3,340,000	3,563,379
Matthews International Corp. 5.25%, due 12/1/25 (e)	3,865,000	3,700,738
Nielsen Co. Luxembourg S.A.R.L. (e) 5.00%, due 2/1/25	5,835,000	5,557,837
5.50%, due 10/1/21	1,340,000	1,346,700
Nielsen Finance LLC / Nielsen Finance Co. 4.50%, due 10/1/20	6,120,000	6,112,350
5.00%, due 4/15/22 (e)	20,569,000	20,211,099
Ritchie Bros. Auctioneers, Inc. 5.375%, due 1/15/25 (e)	1,365,000	1,324,050
United Rentals North America, Inc. 4.875%, due 1/15/28	4,060,000	3,759,357
WEX, Inc. 4.75%, due 2/1/23 (e)	3,650,000	3,667,155

		130,202,554

Computers 0.2%
NCR Corp. 6.375%, due 12/15/23	6,300,000	6,528,375

Containers & Packaging 0.1%
OI European Group B.V. 4.00%, due 3/15/23 (e)	2,000,000	1,865,000

Cosmetics & Personal Care 0.5%
Edgewell Personal Care Co. 4.70%, due 5/19/21	6,235,000	6,219,412
4.70%, due 5/24/22	8,070,000	7,888,425

		14,107,837

Distribution & Wholesale 0.1%
American Tire Distributors, Inc. 10.25%, due 3/1/22 (e)	7,300,000	1,606,000
H&E Equipment Services, Inc. 5.625%, due 9/1/25	2,750,000	2,701,875

		4,307,875

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Diversified Financial Services 3.2%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.625%, due 10/30/20	$1,740,000	$1,772,731
5.00%, due 10/1/21	5,465,000	5,631,190
Credit Acceptance Corp. 6.125%, due 2/15/21	3,700,000	3,713,875
7.375%, due 3/15/23	6,275,000	6,478,937
Jefferies Finance LLC / JFIN Co-Issuer Corp. 7.25%, due 8/15/24 (e)	3,955,000	3,875,900
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. (e) 5.25%, due 3/15/22	6,685,000	6,685,000
5.25%, due 10/1/25	1,540,000	1,445,367
5.875%, due 8/1/21	8,560,000	8,747,892
Lincoln Finance, Ltd. 7.375%, due 4/15/21 (e)	5,545,000	5,724,519
LPL Holdings, Inc. 5.75%, due 9/15/25 (e)	7,925,000	7,707,062
Nationstar Mortgage LLC / Nationstar Capital Corp. 6.50%, due 8/1/18	1,304,000	1,305,565
7.875%, due 10/1/20	5,046,000	5,064,923
Ocwen Loan Servicing LLC 8.375%, due 11/15/22 (e)	4,025,000	4,155,813
Oxford Finance LLC / Oxford Finance Co-Issuer II, Inc. 6.375%, due 12/15/22 (e)	6,000,000	6,090,000
Quicken Loans, Inc. 5.25%, due 1/15/28 (e)	6,415,000	5,916,555
Springleaf Finance Corp. 7.125%, due 3/15/26	7,635,000	7,596,825
VFH Parent LLC / Orchestra Co-Issuer, Inc. 6.75%, due 6/15/22 (e)	7,900,000	8,156,829
Werner FinCo, L.P. / Werner FinCo, Inc. 8.75%, due 7/15/25 (e)	3,380,000	3,282,825

		93,351,808

Electric 2.4%
Calpine Corp. (e) 5.875%, due 1/15/24	6,485,000	6,420,150
6.00%, due 1/15/22	8,255,000	8,420,100
♦GenOn Energy, Inc. (f)(g) 7.875%, due 6/15/17	22,767,000	21,230,227
9.50%, due 10/15/18	19,471,000	17,718,610
NRG Energy, Inc. 6.25%, due 7/15/22	1,575,000	1,620,754
6.25%, due 5/1/24	410,000	420,250
6.625%, due 1/15/27	7,000,000	7,192,500
NRG REMA LLC Series C 9.681%, due 7/2/26 (f)(g)	11,280,000	8,008,800

		71,031,391

	Principal Amount	Value
Electrical Components & Equipment 0.2%
WESCO Distribution, Inc. 5.375%, due 12/15/21	$7,160,000	$7,294,250

Electronics 0.2%
Itron, Inc. 5.00%, due 1/15/26 (e)	5,135,000	4,876,710

Engineering & Construction 0.5%
Tutor Perini Corp. 6.875%, due 5/1/25 (e)	2,700,000	2,703,375
Weekley Homes LLC / Weekley Finance Corp. 6.00%, due 2/1/23	7,219,000	7,029,501
6.625%, due 8/15/25 (e)	4,095,000	3,880,013

		13,612,889

Entertainment 1.0%
Boyne USA, Inc. 7.25%, due 5/1/25 (e)	3,620,000	3,773,850
Churchill Downs, Inc. 4.75%, due 1/15/28 (e)	4,265,000	3,945,125
GLP Capital, L.P. / GLP Financing II, Inc. 4.875%, due 11/1/20	2,420,000	2,447,225
5.375%, due 4/15/26	1,660,000	1,643,400
Jacobs Entertainment, Inc. 7.875%, due 2/1/24 (e)	2,193,000	2,291,685
Merlin Entertainments PLC 5.75%, due 6/15/26 (e)	6,700,000	6,801,170
Rivers Pittsburgh Borrower, L.P. / Rivers Pittsburgh Finance Corp. 6.125%, due 8/15/21 (e)	7,923,000	7,843,770

		28,746,225

Food 2.3%
B&G Foods, Inc. 4.625%, due 6/1/21	5,000,000	4,925,000
5.25%, due 4/1/25	10,287,000	9,695,497
C&S Group Enterprises LLC 5.375%, due 7/15/22 (e)	17,633,000	17,280,340
Ingles Markets, Inc. 5.75%, due 6/15/23	5,795,000	5,708,075
KeHE Distributors LLC / KeHE Finance Corp. 7.625%, due 8/15/21 (e)	7,540,000	7,332,650
Land O’ Lakes, Inc. 6.00%, due 11/15/22 (e)	7,880,000	8,352,800
Land O’Lakes Capital Trust I 7.45%, due 3/15/28 (e)	5,130,000	5,745,600
TreeHouse Foods, Inc. 6.00%, due 2/15/24 (e)	8,430,000	8,577,525

		67,617,487

12	MainStay VP MacKay High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Forest Products & Paper 0.9%
Mercer International, Inc. 5.50%, due 1/15/26 (e)	$1,250,000	$1,212,500
6.50%, due 2/1/24	6,005,000	6,080,063
7.75%, due 12/1/22	104,000	109,200
Smurfit Kappa Treasury Funding, Ltd. 7.50%, due 11/20/25	15,843,000	18,734,347

		26,136,110

Gas 0.9%
AmeriGas Partners, L.P. / AmeriGas Finance Corp. 5.50%, due 5/20/25	2,050,000	1,985,937
5.625%, due 5/20/24	7,385,000	7,264,994
5.75%, due 5/20/27	5,455,000	5,182,250
5.875%, due 8/20/26	6,495,000	6,332,625
Rockpoint Gas Storage Canada, Ltd. 7.00%, due 3/31/23 (e)	5,100,000	5,100,000

		25,865,806

Health Care—Products 0.7%
DJO Finco, Inc. / DJO Finance LLC / DJO Finance Corp. 8.125%, due 6/15/21 (e)	6,545,000	6,624,849
Hill-Rom Holdings, Inc. 5.75%, due 9/1/23 (e)	4,705,000	4,787,337
Hologic, Inc. (e) 4.375%, due 10/15/25	4,080,000	3,896,400
4.625%, due 2/1/28	3,000,000	2,820,000
Teleflex, Inc. 4.625%, due 11/15/27	2,975,000	2,811,375

		20,939,961

Health Care—Services 5.4%
Acadia Healthcare Co., Inc. 5.625%, due 2/15/23	9,512,000	9,583,340
6.50%, due 3/1/24	1,865,000	1,911,625
Centene Corp. 4.75%, due 1/15/25	4,605,000	4,581,975
5.375%, due 6/1/26 (e)	3,885,000	3,936,010
5.625%, due 2/15/21	5,305,000	5,417,068
6.125%, due 2/15/24	6,315,000	6,654,431
Charles River Laboratories International, Inc. 5.50%, due 4/1/26 (e)	6,680,000	6,694,696
Eagle Holding Co. II LLC 7.625% (7.625% Cash and 8.375% PIK), due 5/15/22 (b)(e)	3,000,000	3,030,600
Fresenius Medical Care U.S. Finance II, Inc. 6.50%, due 9/15/18 (e)	3,750,000	3,774,770
♦HCA, Inc. 5.00%, due 3/15/24	8,637,000	8,637,000
5.25%, due 4/15/25	7,985,000	7,985,000
5.25%, due 6/15/26	2,875,000	2,855,450

	Principal Amount	Value
Health Care—Services (continued)
5.375%, due 2/1/25	$2,320,000	$2,284,504
5.875%, due 3/15/22	5,130,000	5,348,025
5.875%, due 5/1/23	4,200,000	4,357,500
5.875%, due 2/15/26	4,655,000	4,695,731
7.50%, due 2/15/22	1,570,000	1,707,375
7.58%, due 9/15/25	1,770,000	1,911,600
7.69%, due 6/15/25	9,195,000	9,976,575
8.36%, due 4/15/24	1,020,000	1,139,850
HealthSouth Corp. 5.75%, due 11/1/24	5,530,000	5,533,207
Molina Healthcare, Inc. 5.375%, due 11/15/22	6,120,000	6,158,250
MPH Acquisition Holdings LLC 7.125%, due 6/1/24 (e)	17,990,000	18,439,750
Polaris Intermediate Corp. 8.50% (8.50% PIK), due 12/1/22 (b)(e)	7,685,000	7,925,156
Tenet Healthcare Corp. 4.625%, due 7/15/24 (e)	2,890,000	2,737,408
5.125%, due 5/1/25 (e)	3,140,000	2,984,963
6.75%, due 6/15/23	3,185,000	3,169,075
7.50%, due 1/1/22 (e)	1,785,000	1,856,400
8.125%, due 4/1/22	9,920,000	10,371,559
WellCare Health Plans, Inc. 5.25%, due 4/1/25	4,455,000	4,432,725

		160,091,618

Home Builders 2.5%
Ashton Woods USA LLC / Ashton Woods Finance Co. (e) 6.75%, due 8/1/25	3,237,000	3,075,150
6.875%, due 2/15/21	6,815,000	6,849,075
Brookfield Residential Properties, Inc. (e) 6.375%, due 5/15/25	3,520,000	3,520,000
6.50%, due 12/15/20	12,995,000	13,157,437
Brookfield Residential Properties, Inc. / Brookfield Residential U.S. Corp. 6.125%, due 7/1/22 (e)	4,100,000	4,115,375
Century Communities, Inc. 5.875%, due 7/15/25	3,100,000	2,929,500
6.875%, due 5/15/22	10,140,000	10,376,262
M/I Homes, Inc. 5.625%, due 8/1/25	3,000,000	2,805,000
Mattamy Group Corp. 6.50%, due 10/1/25 (e)	5,010,000	4,912,606
New Home Co., Inc. 7.25%, due 4/1/22	5,400,000	5,554,332
Shea Homes, L.P. / Shea Homes Funding Corp. 6.125%, due 4/1/25 (e)	7,065,000	7,029,675
Taylor Morrison Communities, Inc. / Taylor Morrison Holdings II, Inc. 5.25%, due 4/15/21 (e)	968,000	968,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Home Builders (continued)
William Lyon Homes, Inc. 6.00%, due 9/1/23 (e)	$2,155,000	$2,127,438
Williams Scotsman International, Inc. 7.875%, due 12/15/22 (e)	4,935,000	5,107,725

		72,527,575

Household Products & Wares 0.8%
Prestige Brands, Inc. 6.375%, due 3/1/24 (e)	12,185,000	12,063,150
Spectrum Brands, Inc. 5.75%, due 7/15/25	5,540,000	5,470,750
6.625%, due 11/15/22	6,590,000	6,804,175

		24,338,075

Insurance 1.5%
American Equity Investment Life Holding Co. 5.00%, due 6/15/27	8,145,000	7,949,165
Fairfax Financial Holdings, Ltd. 8.30%, due 4/15/26	4,645,000	5,637,333
Fidelity & Guaranty Life Holdings, Inc. 5.50%, due 5/1/25 (e)	5,000,000	4,875,000
HUB International, Ltd. 7.00%, due 5/1/26 (e)	4,000,000	3,950,000
MGIC Investment Corp. 5.75%, due 8/15/23	9,545,000	9,735,900
Radian Group, Inc. 4.50%, due 10/1/24	1,000,000	965,000
USIS Merger Sub, Inc. 6.875%, due 5/1/25 (e)	2,506,000	2,493,470
Wand Merger Corp. (e) 8.125%, due 7/15/23	3,000,000	3,045,000
9.125%, due 7/15/26	6,300,000	6,363,000

		45,013,868

Internet 1.9%
Cogent Communications Group, Inc. 5.375%, due 3/1/22 (e)	2,870,000	2,941,750
♦Netflix, Inc. 4.875%, due 4/15/28 (e)	2,665,000	2,540,198
5.50%, due 2/15/22	7,455,000	7,668,213
5.75%, due 3/1/24	10,899,000	11,172,565
5.875%, due 2/15/25	3,320,000	3,405,623
5.875%, due 11/15/28 (e)	8,800,000	8,885,360
Symantec Corp. 5.00%, due 4/15/25 (e)	4,540,000	4,398,237
VeriSign, Inc. 4.75%, due 7/15/27	4,900,000	4,678,030
5.25%, due 4/1/25	9,025,000	9,135,105

		54,825,081

	Principal Amount	Value
Iron & Steel 1.1%
Allegheny Ludlum LLC 6.95%, due 12/15/25	$7,400,000	$7,511,000
Allegheny Technologies, Inc. 7.875%, due 8/15/23	4,428,000	4,765,635
Big River Steel LLC / BRS Finance Corp. 7.25%, due 9/1/25 (e)	16,738,000	17,199,969
Commercial Metals Co. 5.75%, due 4/15/26 (e)	2,000,000	1,945,000

		31,421,604

Leisure Time 1.7%
Brunswick Corp. 4.625%, due 5/15/21 (e)	5,900,000	5,900,252
♦Carlson Travel, Inc. (e) 6.75%, due 12/15/23	21,868,000	21,430,640
9.50%, due 12/15/24	15,663,000	14,175,015
Vista Outdoor, Inc. 5.875%, due 10/1/23	9,564,000	9,109,710

		50,615,617

Lodging 1.4%
Boyd Gaming Corp. 6.00%, due 8/15/26 (e)	6,565,000	6,499,350
6.375%, due 4/1/26	1,935,000	1,959,188
Choice Hotels International, Inc. 5.75%, due 7/1/22	8,283,000	8,593,612
Hilton Domestic Operating Co., Inc. 5.125%, due 5/1/26 (e)	9,640,000	9,471,300
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp. 6.75%, due 11/15/21 (e)	6,500,000	6,695,000
MGM Resorts International 5.75%, due 6/15/25	6,865,000	6,854,359

		40,072,809

Machinery—Construction & Mining 0.2%
BlueLine Rental Finance Corp. / BlueLine Rental LLC 9.25%, due 3/15/24 (e)	5,595,000	5,952,521

Machinery—Diversified 0.3%
Briggs & Stratton Corp. 6.875%, due 12/15/20	5,030,000	5,344,375
Tennant Co. 5.625%, due 5/1/25	4,200,000	4,168,500

		9,512,875

Media 7.2%
Altice Financing S.A. (e) 6.625%, due 2/15/23	3,000,000	2,956,500
7.50%, due 5/15/26	4,965,000	4,802,148
Altice France S.A. (e) 6.25%, due 5/15/24	5,000,000	4,856,250

14	MainStay VP MacKay High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Media (continued)
7.375%, due 5/1/26	$2,265,000	$2,214,491
Altice U.S. Finance I Corp. 5.375%, due 7/15/23 (e)	6,840,000	6,805,800
Block Communications, Inc. 6.875%, due 2/15/25 (e)	11,455,000	11,426,362
♦CCO Holdings LLC / CCO Holdings Capital Corp. 5.00%, due 2/1/28 (e)	15,120,000	13,834,800
5.125%, due 2/15/23	5,130,000	5,077,110
5.125%, due 5/1/23 (e)	4,500,000	4,442,400
5.125%, due 5/1/27 (e)	13,580,000	12,705,787
5.375%, due 5/1/25 (e)	1,961,000	1,897,268
5.75%, due 1/15/24	4,118,000	4,128,295
5.75%, due 2/15/26 (e)	4,795,000	4,711,087
5.875%, due 4/1/24 (e)	8,005,000	8,025,012
5.875%, due 5/1/27 (e)	2,850,000	2,782,313
CSC Holdings LLC 7.625%, due 7/15/18	95,000	95,048
DISH DBS Corp. 5.00%, due 3/15/23	1,600,000	1,388,000
5.875%, due 7/15/22	10,915,000	10,260,100
5.875%, due 11/15/24	10,325,000	8,737,531
6.75%, due 6/1/21	7,000,000	7,008,750
7.75%, due 7/1/26	5,340,000	4,679,175
Meredith Corp. 6.875%, due 2/1/26 (e)	12,000,000	11,835,000
Midcontinent Communications / Midcontinent Finance Corp. 6.875%, due 8/15/23 (e)	5,505,000	5,759,606
Quebecor Media, Inc. 5.75%, due 1/15/23	15,647,000	15,959,940
Sirius XM Radio, Inc. 5.00%, due 8/1/27 (e)	3,436,000	3,216,955
Sterling Entertainment Enterprises LLC 10.25%, due 1/15/25 (c)(d)(h)	7,000,000	7,280,000
Videotron, Ltd. 5.00%, due 7/15/22	4,865,000	4,931,894
5.125%, due 4/15/27 (e)	5,890,000	5,714,478
5.375%, due 6/15/24 (e)	11,450,000	11,721,937
Virgin Media Secured Finance PLC 5.25%, due 1/15/21	23,257,000	23,605,855

		212,859,892

Metal Fabricate & Hardware 1.6%
Grinding Media, Inc. / Moly-Cop AltaSteel, Ltd. 7.375%, due 12/15/23 (e)	14,595,000	15,215,287
Novelis Corp. (e) 5.875%, due 9/30/26	12,300,000	11,777,250
6.25%, due 8/15/24	7,585,000	7,585,000

	Principal Amount	Value
Metal Fabricate & Hardware (continued)
Optimas OE Solutions Holding LLC / Optimas OE Solutions, Inc. 8.625%, due 6/1/21 (e)	$5,640,000	$5,724,600
Park-Ohio Industries, Inc. 6.625%, due 4/15/27	5,325,000	5,391,563

		45,693,700

Metals & Mining 0.0% ‡
Aleris International, Inc. 10.75%, due 7/15/23 (e)	1,280,000	1,286,784

Mining 2.3%
Alcoa Nederland Holding B.V. (e) 6.75%, due 9/30/24	2,765,000	2,915,941
7.00%, due 9/30/26	5,745,000	6,118,425
Constellium N.V. (e) 5.875%, due 2/15/26	3,350,000	3,232,750
6.625%, due 3/1/25	1,650,000	1,662,375
First Quantum Minerals, Ltd. 7.25%, due 4/1/23 (e)	4,880,000	4,880,000
Freeport McMoRan, Inc. 6.875%, due 2/15/23	22,020,000	23,202,474
Hecla Mining Co. 6.875%, due 5/1/21	12,260,000	12,389,834
Joseph T. Ryerson & Son, Inc. 11.00%, due 5/15/22 (e)	2,175,000	2,392,500
Lundin Mining Corp. 7.875%, due 11/1/22 (e)	4,000,000	4,188,000
Petra Diamonds U.S. Treasury PLC 7.25%, due 5/1/22 (e)	6,515,000	6,278,831

		67,261,130

Miscellaneous—Manufacturing 1.0%
Amsted Industries, Inc. 5.00%, due 3/15/22 (e)	2,900,000	2,903,625
CTP Transportation Products LLC / CTP Finance, Inc. 8.25%, due 12/15/19 (e)	8,205,000	8,225,512
EnPro Industries, Inc. 5.875%, due 9/15/22	6,180,000	6,303,600
FXI Holdings, Inc. 7.875%, due 11/1/24 (e)	1,750,000	1,710,625
Gates Global LLC / Gates Global Co. 6.00%, due 7/15/22 (e)	5,355,000	5,421,938
Koppers, Inc. 6.00%, due 2/15/25 (e)	5,850,000	5,850,000

		30,415,300

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas 7.5%
Ascent Resources Utica Holdings LLC / ARU Finance Corp. 10.00%, due 4/1/22 (e)	$6,470,000	$7,117,000
California Resources Corp. 5.00%, due 1/15/20	6,330,000	6,124,275
8.00%, due 12/15/22 (e)	9,635,000	8,743,762
Callon Petroleum Co. 6.125%, due 10/1/24	6,960,000	7,047,000
Calumet Specialty Products Partners, L.P. / Calumet Finance Corp. 7.625%, due 1/15/22	2,815,000	2,815,000
Carrizo Oil & Gas, Inc. 7.50%, due 9/15/20	971,000	977,069
CNX Resources Corp. 5.875%, due 4/15/22	6,895,000	6,930,785
♦Comstock Resources, Inc. 10.00% (10.00% Cash or 12.25% PIK), due 3/15/20 (b)	20,760,000	21,694,200
Continental Resources, Inc. 5.00%, due 9/15/22	6,000,000	6,079,277
Delek Logistics Partners L.P. / Delek Logistics Finance Corp. 6.75%, due 5/15/25	3,075,000	3,075,000
Energy Ventures Gom LLC / EnVen Finance Corp. 11.00%, due 2/15/23 (e)	3,350,000	3,525,875
Extraction Oil & Gas, Inc. 5.625%, due 2/1/26 (e)	3,540,000	3,389,762
Gulfport Energy Corp. 6.00%, due 10/15/24	13,395,000	12,892,687
6.375%, due 5/15/25	8,000,000	7,780,000
6.375%, due 1/15/26	1,600,000	1,536,000
Hess Infrastructure Partners L.P. / Hess Infrastructure Partners Finance Corp. 5.625%, due 2/15/26 (e)	3,300,000	3,291,750
Matador Resources Co. 6.875%, due 4/15/23	4,390,000	4,598,525
Moss Creek Resources Holdings, Inc. 7.50%, due 1/15/26 (e)	6,035,000	5,914,300
Murphy Oil Corp. 6.875%, due 8/15/24	3,315,000	3,480,750
Murphy Oil USA, Inc. 5.625%, due 5/1/27	2,395,000	2,341,113
6.00%, due 8/15/23	7,150,000	7,310,875
Newfield Exploration Co. 5.625%, due 7/1/24	6,000,000	6,322,500
5.75%, due 1/30/22	3,715,000	3,868,244
Oasis Petroleum, Inc. 6.875%, due 3/15/22	1,401,000	1,425,111

	Principal Amount	Value
Oil & Gas (continued)
Parsley Energy LLC / Parsley Finance Corp. (e) 5.25%, due 8/15/25	$4,140,000	$4,067,550
5.625%, due 10/15/27	3,000,000	2,977,500
PDC Energy, Inc. 6.125%, due 9/15/24	2,655,000	2,708,100
PetroQuest Energy, Inc. 10.00% (1.00% Cash and 9.00% PIK), due 2/15/21 (b)(c)	20,413,675	9,390,290
QEP Resources, Inc. 5.625%, due 3/1/26	3,000,000	2,872,500
Range Resources Corp. 5.75%, due 6/1/21	6,610,000	6,775,250
5.875%, due 7/1/22	7,225,000	7,315,313
Rex Energy Corp. 8.00%, due 10/1/20 (f)(g)	40,580,000	3,652,200
RSP Permian, Inc. 6.625%, due 10/1/22	5,935,000	6,235,905
Southwestern Energy Co. 7.50%, due 4/1/26	7,525,000	7,788,375
SRC Energy, Inc. 6.25%, due 12/1/25 (e)	7,000,000	6,991,250
Talos Production LLC 11.00%, due 4/3/22 (e)	8,123,857	8,509,740
Ultra Resources, Inc. 6.875%, due 4/15/22 (e)	10,105,000	7,654,537
Whiting Petroleum Corp. 6.625%, due 1/15/26 (e)	4,000,000	4,120,000
WPX Energy, Inc. 6.00%, due 1/15/22	2,184,000	2,271,360

		221,610,730

Oil & Gas Services 0.5%
Bristow Group, Inc. 8.75%, due 3/1/23 (e)	2,300,000	2,239,625
Forum Energy Technologies, Inc. 6.25%, due 10/1/21	13,290,000	13,256,775

		15,496,400

Pharmaceuticals 1.4%
Albertsons Companies, Inc. 6.085% (3 Month LIBOR + 3.75%), due 1/15/24 (e)(i)	3,000,000	3,007,500
Catalent Pharma Solutions, Inc. 4.875%, due 1/15/26 (e)	4,890,000	4,695,818
Endo Finance LLC / Endo Finco, Inc. (e) 5.375%, due 1/15/23	3,585,000	2,868,000
7.25%, due 1/15/22	1,455,000	1,338,600
Endo Ltd. / Endo Finance LLC / Endo Finco, Inc. 6.00%, due 2/1/25 (e)	4,735,000	3,693,300
inVentiv Group Holdings, Inc. / inVentiv Health, Inc. / inVentiv Health Clinical, Inc. 7.50%, due 10/1/24 (e)	900,000	947,250

16	MainStay VP MacKay High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Pharmaceuticals (continued)
Valeant Pharmaceuticals International, Inc. (e) 5.50%, due 11/1/25	$6,710,000	$6,612,705
7.50%, due 7/15/21	3,320,000	3,371,875
8.50%, due 1/31/27	1,675,000	1,695,937
9.25%, due 4/1/26	12,485,000	12,968,794

		41,199,779

Pipelines 4.3%
Andeavor Logistics, L.P. / Tesoro Logistics Finance Corp. 6.25%, due 10/15/22	524,000	542,796
6.375%, due 5/1/24	2,440,000	2,604,700
ANR Pipeline Co. 7.375%, due 2/15/24	395,000	442,298
9.625%, due 11/1/21	5,950,000	7,201,257
Antero Midstream Partners, L.P. / Antero Midstream Finance Corp. 5.375%, due 9/15/24	3,810,000	3,838,575
Cheniere Corpus Christi Holdings LLC 5.875%, due 3/31/25	5,295,000	5,506,800
Cheniere Energy Partners, L.P. 5.25%, due 10/1/25 (e)	4,630,000	4,516,333
CNX Midstream Partners L.P. / CNX Midstream Finance Corp. 6.50%, due 3/15/26 (e)	3,750,000	3,646,875
Genesis Energy, L.P. / Genesis Energy Finance Corp. 6.75%, due 8/1/22	12,305,000	12,428,050
Holly Energy Partners, L.P. / Holly Energy Finance Corp. 6.00%, due 8/1/24 (e)	6,340,000	6,403,400
MPLX, L.P. 4.875%, due 12/1/24	5,790,000	5,969,297
4.875%, due 6/1/25	9,383,000	9,647,325
5.50%, due 2/15/23	13,367,000	13,619,636
NGPL PipeCo LLC (e) 4.375%, due 8/15/22	2,500,000	2,475,000
4.875%, due 8/15/27	5,280,000	5,214,000
Northwest Pipeline LLC 7.125%, due 12/1/25	2,195,000	2,500,335
NuStar Logistics, L.P. 6.75%, due 2/1/21	6,125,000	6,415,937
Rockies Express Pipeline LLC 6.00%, due 1/15/19 (e)	4,463,000	4,513,209
Sabine Pass Liquefaction LLC 5.875%, due 6/30/26	6,485,000	6,955,127
SemGroup Corp. 6.375%, due 3/15/25	2,476,000	2,352,200
Tallgrass Energy Partners, L.P. / Tallgrass Energy Finance Corp. 5.50%, due 9/15/24 (e)	9,560,000	9,751,200

	Principal Amount	Value
Pipelines (continued)
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp. 5.875%, due 4/15/26 (e)	$5,915,000	$5,959,362
TransMontaigne Partners, L.P. / TLP Finance Corp. 6.125%, due 2/15/26	5,150,000	5,201,500

		127,705,212

Real Estate 1.0%
AHP Health Partners, Inc. 9.75%, due 7/15/26 (e)	3,210,000	3,210,000
CBRE Services, Inc. 5.25%, due 3/15/25	2,295,000	2,415,471
Howard Hughes Corp. 5.375%, due 3/15/25 (e)	9,580,000	9,400,375
Kennedy Wilson, Inc. 5.875%, due 4/1/24 (e)	4,335,000	4,204,950
5.875%, due 4/1/24	2,195,000	2,129,150
Realogy Group LLC / Realogy Co-Issuer Corp. 4.875%, due 6/1/23 (e)	7,181,000	6,750,140

		28,110,086

Real Estate Investment Trusts 4.2%
♦Crown Castle International Corp. 5.25%, due 1/15/23	32,390,000	33,939,458
CTR Partnership LP / CareTrust Capital Corp. 5.25%, due 6/1/25	3,500,000	3,377,500
♦Equinix, Inc. 5.375%, due 1/1/22	5,715,000	5,886,450
5.375%, due 4/1/23	10,555,000	10,804,362
5.375%, due 5/15/27	15,395,000	15,356,512
5.75%, due 1/1/25	8,740,000	8,802,928
5.875%, due 1/15/26	12,215,000	12,373,795
MGM Growth Properties Operating Partnership, L.P. / MGP Finance Co-Issuer, Inc. 4.50%, due 9/1/26	2,000,000	1,857,500
4.50%, due 1/15/28	2,220,000	2,014,650
5.625%, due 5/1/24	19,120,000	19,359,000
MPT Operating Partnership, L.P. / MPT Finance Corp. 5.00%, due 10/15/27	5,545,000	5,295,475
Starwood Property Trust, Inc. 5.00%, due 12/15/21	3,755,000	3,783,163

		122,850,793

Retail 3.5%
Asbury Automotive Group, Inc. 6.00%, due 12/15/24	16,585,000	16,434,740
Beacon Roofing Supply, Inc. 4.875%, due 11/1/25 (e)	5,060,000	4,652,164

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Retail (continued)
Cumberland Farms, Inc. 6.75%, due 5/1/25 (e)	$6,010,000	$6,085,125
DriveTime Automotive Group, Inc. / Bridgecrest Acceptance Corp. 8.00%, due 6/1/21 (e)	13,440,000	13,574,400
Group 1 Automotive, Inc. 5.00%, due 6/1/22	6,735,000	6,684,487
5.25%, due 12/15/23 (e)	3,595,000	3,451,200
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC (e) 4.75%, due 6/1/27	5,060,000	4,781,700
5.00%, due 6/1/24	10,270,000	10,138,544
5.25%, due 6/1/26	6,095,000	6,003,575
L Brands, Inc. 5.25%, due 2/1/28	4,685,000	4,163,794
5.625%, due 2/15/22	4,330,000	4,394,950
6.694%, due 1/15/27 (e)	3,249,000	3,102,795
Men’s Wearhouse, Inc. 7.00%, due 7/1/22	3,000,000	3,082,500
Penske Automotive Group, Inc. 5.75%, due 10/1/22	6,670,000	6,753,375
Rite Aid Corp. 6.125%, due 4/1/23 (e)	9,580,000	9,714,120

		103,017,469

Semiconductors 0.3%
Micron Technology, Inc. 5.50%, due 2/1/25	7,643,000	7,958,274

Software 3.5%
ACI Worldwide, Inc. 6.375%, due 8/15/20 (e)	12,995,000	13,027,487
Activision Blizzard, Inc. 6.125%, due 9/15/23 (e)	2,372,000	2,457,669
Ascend Learning LLC 6.875%, due 8/1/25 (e)	8,215,000	8,286,881
CDK Global, Inc. 5.875%, due 6/15/26	5,490,000	5,594,310
Donnelley Financial Solutions, Inc. 8.25%, due 10/15/24	7,530,000	7,887,675
Fair Isaac Corp. 5.25%, due 5/15/26 (e)	2,910,000	2,920,913
First Data Corp. 5.00%, due 1/15/24 (e)	2,045,000	2,029,663
IQVIA, Inc. 5.00%, due 10/15/26 (e)	9,792,000	9,534,960
MSCI, Inc. (e) 4.75%, due 8/1/26	3,290,000	3,183,075
5.25%, due 11/15/24	5,997,000	6,056,970
5.375%, due 5/15/27	5,730,000	5,730,000

	Principal Amount	Value
Software (continued)
5.75%, due 8/15/25	$14,590,000	$15,027,700
Open Text Corp. 5.875%, due 6/1/26 (e)	5,085,000	5,186,700
PTC, Inc. 6.00%, due 5/15/24	14,350,000	14,924,000
RP Crown Parent LLC 7.375%, due 10/15/24 (e)	2,147,000	2,210,766

		104,058,769

Telecommunications 6.6%
Anixter, Inc. 5.125%, due 10/1/21	2,425,000	2,467,438
CenturyLink, Inc. 5.80%, due 3/15/22	8,390,000	8,306,100
Cogent Communications Finance, Inc. 5.625%, due 4/15/21 (e)	11,910,000	11,984,437
Frontier Communications Corp. 10.50%, due 9/15/22	6,830,000	6,198,225
11.00%, due 9/15/25	11,200,000	8,956,640
Hughes Satellite Systems Corp. 5.25%, due 8/1/26	7,035,000	6,595,313
6.50%, due 6/15/19	4,000,000	4,093,800
6.625%, due 8/1/26	6,240,000	5,772,000
7.625%, due 6/15/21	10,195,000	10,844,931
Inmarsat Finance PLC 4.875%, due 5/15/22 (e)	6,750,000	6,631,875
Level 3 Financing, Inc. 5.625%, due 2/1/23	4,000,000	4,000,000
Level 3 Parent LLC 5.75%, due 12/1/22	1,920,000	1,920,000
Qualitytech, L.P. / QTS Finance Corp. 4.75%, due 11/15/25 (e)	5,910,000	5,531,465
Sprint Capital Corp. 6.875%, due 11/15/28	24,130,000	23,104,475
Sprint Communications, Inc. 7.00%, due 3/1/20 (e)	12,085,000	12,538,187
9.00%, due 11/15/18 (e)	371,000	378,420
9.25%, due 4/15/22	3,188,000	3,586,500
Sprint Corp. 7.875%, due 9/15/23	5,550,000	5,754,656
♦T-Mobile USA, Inc. 4.50%, due 2/1/26	5,345,000	4,990,894
4.75%, due 2/1/28	8,770,000	8,123,213
5.125%, due 4/15/25	7,520,000	7,557,600
5.375%, due 4/15/27	9,500,000	9,238,750
6.00%, due 4/15/24	6,840,000	7,079,400
6.375%, due 3/1/25	9,700,000	10,041,440
6.50%, due 1/15/24	7,505,000	7,842,725
6.50%, due 1/15/26	9,450,000	9,745,312

		193,283,796

18	MainStay VP MacKay High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Textiles 0.3%
Eagle Intermediate Global Holding B.V./ Ruyi U.S. Finance LLC 7.50%, due 5/1/25 (e)	$8,750,000	$8,739,063

Toys, Games & Hobbies 0.4%
Mattel, Inc. 6.75%, due 12/31/25 (e)	11,320,000	11,022,850

Trucking & Leasing 0.3%
Fortress Transportation & Infrastructure Investors LLC 6.75%, due 3/15/22 (e)	8,735,000	8,931,538

Total Corporate Bonds (Cost $2,695,413,302)		2,677,331,231

Loan Assignments 1.2% (i)
Diversified Financial Services 0.1%
Jane Street Group LLC 2018 Term Loan B 5.844% (1 Month LIBOR + 3.75%), due 8/25/22 (a)	3,413,047	3,434,379
VFH Parent LLC 2017 Refinanced Term Loan B 5.558% (3 Month LIBOR + 3.25%), due 12/30/21	1,735,353	1,745,114

		5,179,493

Household Products & Wares 0.1%
Prestige Brands, Inc. Term Loan B4 4.094% (1 Month LIBOR + 2.00%), due 1/26/24	1,656,003	1,648,414

Media 0.1%
Charter Communications Operating LLC 2017 Term Loan B 4.10% (1 Month LIBOR + 2.00%), due 4/30/25	2,487,500	2,483,259

Mining 0.1%
Aleris International, Inc. 2018 Term Loan 6.856% (3 Month LIBOR + 4.75%), due 2/8/23	3,000,000	2,971,875

Retail 0.5%
Bass Pro Group LLC Term Loan B 7.094% (1 Month LIBOR + 5.00%), due 9/25/24	15,421,000	15,454,741

	Principal Amount	Value
Retail Stores 0.1%
American Tire Distributors Holdings, Inc. 2015 Term Loan 6.344% (1 Month LIBOR + 4.25%), due 9/1/21	$3,937,961	$2,525,217

Transportation 0.2%
Commercial Barge Line Co. 2015 1st Lien Term Loan 10.844% (1 Month LIBOR + 8.75%), due 11/12/20	7,756,757	5,353,240

Total Loan Assignments (Cost $36,847,297)		35,616,239

Total Long-Term Bonds (Cost $2,787,080,758)		2,763,808,136

	Shares
Common Stocks 0.9%
Auto Parts & Equipment 0.1%
♦Exide Technologies (a)(c)(d)(h)(j)	612,830	1,893,645

Media 0.0% ‡
ION Media Networks, Inc. (a)(c)(d)(h)(j)	725	448,985

Metals & Mining 0.1%
Neenah Enterprises, Inc. (a)(c)(d)(h)(j)	230,859	3,169,694

Oil, Gas & Consumable Fuels 0.7%
PetroQuest Energy, Inc. (j)	261,032	59,515
Rex Energy Corp. (c)(j)	20,000	2,780
Talos Energy, Inc. (j)	637,880	20,495,085
Titan Energy LLC (j)	25,911	9,069

		20,566,449

Total Common Stocks (Cost $41,685,688)		26,078,773

	Principal Amount
Short-Term Investment 4.3%
Money Market Fund 4.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class 1.80%	$127,402,791	127,402,791

Total Short-Term Investment (Cost $127,402,791)		127,402,791

Total Investments (Cost $2,956,169,237)	99.1%	2,917,289,700
Other Assets, Less Liabilities	0.9	25,457,192
Net Assets	100.0%	$2,942,746,892

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

‡	Less than one-tenth of a percent.

(a)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(b)	PIK (“Payment-in-Kind”)—issuer may pay interest or dividends with additional securities and/or in cash.

(c)

Illiquid security—As of June 30, 2018, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $72,294,548, which represented 2.5% of the Portfolio’s net assets.

(d)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of June 30, 2018, the total market value of fair valued securities was $62,901,478, which represented 2.1% of the Portfolio’s net assets.

(e)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(f)	Issue in non-accrual status.

(g)	Issue in default.

(h)	Restricted security.

(i)	Floating rate—Rate shown was the rate in effect as of June 30, 2018.

(j)	Non-income producing security.

The following abbreviation is used in the preceding pages:

LIBOR—London Interbank Offered Rate

20	MainStay VP MacKay High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Convertible Bonds (b)	$ —	$28,783,587	$22,077,079	$50,860,666
Corporate Bonds (c)	—	2,649,299,156	28,032,075	2,677,331,231
Loan Assignments (d)	—	32,181,860	3,434,379	35,616,239

Total Long-Term Bonds	—	2,710,264,603	53,543,533	2,763,808,136

Common Stocks (e)	20,566,449	—	5,512,324	26,078,773
Short-Term Investment
Money Market Fund	127,402,791	—	—	127,402,791

Total Investments in Securities	$147,969,240	$2,710,264,603	$59,055,857	$2,917,289,700

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $22,077,079 are held in Auto Parts & Equipment within the Convertible Bonds section of the Portfolio of Investments.

(c)	The Level 3 security valued at $28,032,075 is held in Auto Parts & Equipment within the Corporate Bonds section of the Portfolio of Investments.

(d)	The Level 3 security valued at $3,434,379 is held in Diversified Financial Services within the Loan Assignments section of the Portfolio of Investments.

(e)

The Level 3 securities valued at $1,893,645, $448,985, and $3,169,694 are held in Auto Parts & Equipment, Media, and Metals & Mining, respectively, within the Common Stocks section of the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2018, the Portfolio did not have any transfers among levels. (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2017	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases		Sales (a)	Transfers in to Level 3	Transfers out of Level 3	Balance as of June 30, 2018	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2018 (b)
Long-Term Bonds
Convertible Bonds
Auto Parts & Equipment	$19,330,490	$150,958	$(308,309)	$2,537,472	$1,062,218	(c)	$(695,750)	$—	$—	$22,077,079	$2,537,472
Corporate Bonds
Auto Parts & Equipment	26,357,853	272,132	—	342,934	1,059,156	(c)	—	—	—	28,032,075	342,934
Entertainment	10,286,060	—	243,800	(286,060)	—		(10,243,800)	—	—	—	—
Loan Assignments
Diversified Financial Services	3,490,813	879	(163)	(13,947)	3,448,203		(3,491,406)	—	—	3,434,379	28,673
Common Stocks
Auto Parts & Equipment	1,182,762	—	—	710,883	—		—	—	—	1,893,645	710,883
Media	491,978	—	—	(42,993)	—		—	—	—	448,985	(42,993)
Metals & Mining	2,767,999	—	—	401,695	—		—	—	—	3,169,694	401,695

Total	$63,907,955	$423,969	$(64,672)	$3,649,984	$5,569,577		$(14,430,956)	$—	$—	$59,055,857	$3,978,664

(a)	Sales include principal reductions.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(c)	Purchases include PIK securities.

22	MainStay VP MacKay High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2018 (Unaudited)

Assets
Investment in securities, at value (identified cost $2,956,169,237)	$2,917,289,700
Receivables:
Interest	44,994,009
Fund shares sold	1,052,187
Investment securities sold	169,378
Other assets	13,604

Total assets	2,963,518,878

Liabilities
Payables:
Investment securities purchased	17,661,206
Manager (See Note 3)	1,353,778
Fund shares redeemed	1,039,607
NYLIFE Distributors (See Note 3)	505,638
Shareholder communication	112,106
Professional fees	66,476
Custodian	15,117
Trustees	4,551
Accrued expenses	13,507

Total liabilities	20,771,986

Net assets	$2,942,746,892

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$296,740
Additional paid-in capital	2,786,726,116

2,787,022,856
Undistributed net investment income	248,826,790
Accumulated net realized gain (loss) on investments	(54,223,217)
Net unrealized appreciation (depreciation) on investments	(38,879,537)

Net assets	$2,942,746,892

Initial Class
Net assets applicable to outstanding shares	$492,906,366

Shares of beneficial interest outstanding	49,096,836

Net asset value per share outstanding	$10.04

Service Class
Net assets applicable to outstanding shares	$2,449,840,526

Shares of beneficial interest outstanding	247,643,555

Net asset value per share outstanding	$9.89

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statement of Operations for the six months ended June 30, 2018 (Unaudited)

Investment Income (Loss)

Income
Interest	$94,205,334
Dividends	7,543
Other	314

Total income	94,213,191

Expenses
Manager (See Note 3)	8,337,610
Distribution/Service—Service Class (See Note 3)	3,084,750
Shareholder communication	161,487
Professional fees	127,694
Trustees	33,241
Custodian	7,905
Miscellaneous	52,110

Total expenses	11,804,797

Net investment income (loss)	82,408,394

Realized and Unrealized Gain (Loss) on Investments

Net realized gain (loss) on investments	16,915,094
Net change in unrealized appreciation (depreciation) on investments	(104,628,925)

Net realized and unrealized gain (loss) on investments	(87,713,831)

Net increase (decrease) in net assets resulting from operations	$(5,305,437)

24	MainStay VP MacKay High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2018 (Unaudited) and the year ended December 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$82,408,394	$167,894,346
Net realized gain (loss) on investments	16,915,094	31,797,729
Net change in unrealized appreciation (depreciation) on investments	(104,628,925)	(3,306,082)

Net increase (decrease) in net assets resulting from operations	(5,305,437)	196,385,993

Dividends to shareholders:
From net investment income:
Initial Class	—	(34,841,170)
Service Class	—	(144,063,798)

Total dividends to shareholders	—	(178,904,968)

Capital share transactions:
Net proceeds from sale of shares	117,834,679	348,689,712
Net asset value of shares issued to shareholders in reinvestment of dividends	—	178,904,968
Cost of shares redeemed	(272,727,655)	(423,452,072)

Increase (decrease) in net assets derived from capital share transactions	(154,892,976)	104,142,608

Net increase (decrease) in net assets	(160,198,413)	121,623,633

Net Assets
Beginning of period	3,102,945,305	2,981,321,672

End of period	$2,942,746,892	$3,102,945,305

Undistributed net investment income at end of period	$248,826,790	$166,418,396

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,
Initial Class	2018*		2017	2016	2015	2014	2013
Net asset value at beginning of period	$10.05		$9.99	$9.10	$9.84	$10.26	$10.19

Net investment income (loss) (a)	0.28		0.58	0.62	0.59	0.61	0.65
Net realized and unrealized gain (loss) on investments	(0.29)		0.10	0.85	(0.73)	(0.42)	0.01

Total from investment operations	(0.01)		0.68	1.47	(0.14)	0.19	0.66

Less dividends:
From net investment income	—		(0.62)	(0.58)	(0.60)	(0.61)	(0.59)

Net asset value at end of period	$10.04		$10.05	$9.99	$9.10	$9.84	$10.26

Total investment return (b)	(0.10	%)(c)	6.86%	16.23%	(1.57%)	1.78%	6.63%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.71	% ††	5.69%	6.41%	5.99%	5.85%	6.24%
Net expenses	0.58	% ††	0.58%	0.59%	0.58%	0.59%	0.59%
Portfolio turnover rate	16%		40%	39%	37%	42%	40%
Net assets at end of period (in 000’s)	$492,906		$574,162	$665,881	$642,186	$641,024	$703,362

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

26	MainStay VP MacKay High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,
Service Class	2018*		2017	2016	2015	2014	2013
Net asset value at beginning of period	$9.91		$9.86	$8.99	$9.73	$10.16	$10.10

Net investment income (loss) (a)	0.27		0.55	0.59	0.56	0.58	0.62
Net realized and unrealized gain (loss) on investments	(0.29)		0.10	0.83	(0.72)	(0.42)	0.01

Total from investment operations	(0.02)		0.65	1.42	(0.16)	0.16	0.63

Less dividends:
From net investment income	—		(0.60)	(0.55)	(0.58)	(0.59)	(0.57)

Net asset value at end of period	$9.89		$9.91	$9.86	$8.99	$9.73	$10.16

Total investment return (b)	(0.20	%)(c)	6.59%	15.94%	(1.82%)	1.53%	6.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.46	%††	5.43%	6.15%	5.74%	5.60%	5.99%
Net expenses	0.83	%††	0.83%	0.84%	0.83%	0.84%	0.84%
Portfolio turnover rate	16%		40%	39%	37%	42%	40%
Net assets at end of period (in 000’s)	$2,449,841		$2,528,783	$2,315,441	$2,035,855	$2,147,611	$2,046,388

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the ‘‘Fund’’) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and Notes relate to the MainStay VP MacKay High Yield Corporate Bond Portfolio (formerly known as MainStay VP High Yield Corporate Bond Portfolio) (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on May 1, 1995. Service Class shares commenced operations on June 4, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

28	MainStay VP MacKay High Yield Corporate Bond Portfolio

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2018, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of June 30, 2018, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of June 30, 2018, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized

29

Notes to Financial Statements (Unaudited) (continued)

cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation method-

ologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

The valuation techniques and significant amounts of unobservable inputs used in the fair valuation measurement of the Portfolio’s Level 3 securities are outlined in the table below. A significant increase or decrease in any of those inputs in isolation would result in a significantly higher or lower fair value measurement.

Asset Class	Fair Value at 6/30/18*	Valuation Technique	Unobservable Inputs	Range
Convertible Bond (2)	$22,077,079	Market Approach	Estimated Enterprise Value	$1,001.9m–$1,148.7m
Corporate Bonds (1)	28,032,075	Income Approach	Estimated Yield to Maturity	15.10%
			Spread Adjustment	3.28%
Common Stocks (3)	1,893,645	Market Approach	Estimated Enterprise Value	$1,001.9m–$1,148.7m
			Estimated Volatility	20.00%
	448,985	Market Approach	Terminal Value Multiple	9.0x
			Liquidity Discount	20.00%
	3,169,694	Market Approach	EBITDA Multiple	5.75x
			Discount Rate	10.00%

	$55,621,478

*

The table above does not include Level 3 investments that were valued by brokers without adjustment. As of June 30, 2018, the value of these investments was $3,434,379. The inputs for this investment were not readily available or cannot be reasonably estimated.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or the Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Portfolio. Under the supervision of the Board, the Manager or the Subadvisor determine the liquidity of the Portfolio’s investments; in doing so, the Manager or the Subadvisor may consider various factors, including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments, as shown in the Portfolio of Investments, was determined as of June 30, 2018 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of June 30, 2018, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the

“Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

30	MainStay VP MacKay High Yield Corporate Bond Portfolio

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments. Income from payment-in-kind securities is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in shares of ETFs or mutual funds, which are subject to management fees and other fees that may increase the costs of investing in ETFs or mutual funds versus the costs of owning the underlying securities directly. These indirect expenses of ETFs or mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, which are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of June 30, 2018, the Portfolio did not hold any repurchase agreements.

(H)  Loan Assignments, Participations and Commitments.  The Portfolio may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate (“LIBOR”).

The loans in which the Portfolio may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of June 30, 2018, the Portfolio did not hold any unfunded commitments.

(I)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does

31

Notes to Financial Statements (Unaudited) (continued)

engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the six-month period ended June 30, 2018, the Portfolio did not have any portfolio securities on loan.

(J)  Restricted Securities.  Restricted securities, as disclosed in Note 5, are securities which have been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price.

(K)  Debt Securities and Loan Risk.  The Portfolio primarily invests in high-yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

The loans in which the Portfolio invests are usually rated below investment grade, or if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as “junk bonds”) and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Moreover, such securities may, under certain circumstances, be particularly susceptible to liquidity and valuation risks. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient or available to satisfy the borrower’s obligation. In the event of a recession or serious credit event, among other eventualities, the value of the Portfolio’s investments in loans are more likely to decline. The secondary market for loans is limited and, thus, the Portfolio’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

(L)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC (“MacKay Shields” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of the average daily net assets as follows: 0.57% up to $1 billion; 0.55% from $1 billion up to $5 billion; and 0.525% in excess of $5 billion. During the six-month period ended June 30, 2018, the effective management fee rate was 0.56%.

During the six-month period ended June 30, 2018, New York Life Investments earned fees from the Portfolio in the amount of $8,337,610.

32	MainStay VP MacKay High Yield Corporate Bond Portfolio

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of June 30, 2018, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$2,956,278,473	$58,462,857	$(97,451,630)	$(38,988,773)

As of December 31, 2017, for federal income tax purposes, capital loss carryforwards of $71,029,075, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$11,181	$59,848

During the year ended December 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$178,904,968	$—

Note 5–Restricted Securities

As of June 30, 2018, the Portfolio held the following restricted securities.

Security	Date(s) of Acquisition	Principal Amount/ Shares	Cost	6/30/18 Value	Percent of Net Assets
Exide Technologies Common Stock	4/30/15–5/24/17	612,830	$16,582,658	$1,893,645	0.1%
ION Media Networks, Inc. Common Stock	3/12/10-12/20/10	725	—	448,985	0.0‡
Neenah Enterprises, Inc. Common Stock	7/29/10	230,859	1,955,376	3,169,694	0.1
Sterling Entertainment Enterprises LLC Corporate Bond 10.25%, due 1/15/25	12/28/17	$7,000,000	6,900,334	7,280,000	0.2
Total			$25,438,368	$12,792,324	0.4%

‡	Less than one-tenth of a percent.

33

Notes to Financial Statements (Unaudited) (continued)

Note 6–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 7–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2018, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2018, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 9–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2018, purchases and sales of securities, other than short-term securities, were $467,258 and $513,427, respectively.

Note 10–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2018 and the year ended December 31, 2017, were as follows:

Initial Class	Shares	Amount
Six-month period ended June 30, 2018:
Shares sold	1,557,356	$15,674,482
Shares redeemed	(9,610,249)	(96,499,663)

Net increase (decrease)	(8,052,893)	$(80,825,181)

Year ended December 31, 2017:
Shares sold	3,446,792	$35,118,429
Shares issued to shareholders in reinvestment of dividends and distributions	3,492,785	34,841,170
Shares redeemed	(16,458,699)	(168,344,428)

Net increase (decrease)	(9,519,122)	$(98,384,829)

Service Class	Shares	Amount
Six-month period ended June 30, 2018:
Shares sold	10,315,150	$102,160,197
Shares redeemed	(17,796,710)	(176,227,992)

Net increase (decrease)	(7,481,560)	$(74,067,795)

Year ended December 31, 2017:
Shares sold	31,069,847	$313,571,283
Shares issued to shareholders in reinvestment of dividends and distributions	14,629,758	144,063,798
Shares redeemed	(25,291,777)	(255,107,644)

Net increase (decrease)	20,407,828	$202,527,437

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2018, events and transactions subsequent to June 30, 2018, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

34	MainStay VP MacKay High Yield Corporate Bond Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

35

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2018 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2018 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781623	MSVPHYCB10-08/18 (NYLIAC) NI520

MainStay VP Income Builder Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2018

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

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Message from the President

The six months ended June 30, 2018, saw mixed performance among stocks and bonds. U.S. stocks generally advanced during the reporting period, while international and emerging-market stocks declined.

According to FTSE-Russell data on U.S. stocks, the strongest performance came from the smallest companies during the reporting period, with growth stocks outperforming value stocks at all capitalization levels. While growth stocks provided positive total returns at all capitalization levels, value stocks of midcap and larger companies provided negative returns.

Among U.S. fixed-income securities, shorter-term instruments generally advanced during the first half of 2018, while longer-term bonds on balance declined. Although convertible bonds, bank loans and high-yield corporate bonds generated positive returns during the reporting period, most mortgage-backed securities declined. International and emerging-market bonds also provided negative total returns during the reporting period.

Several factors influenced the stock and bond markets during the first half of 2018. Major tax reforms were signed into law in December 2017 and boosted stock performance early in the reporting period. As the year progressed, however, trade tensions between the U.S. and several of its trading partners led to sustained market volatility, which adversely affected stock prices despite robust corporate earnings and profits. An historic meeting between leaders of the United States and North Korea lifted stock prices briefly in June 2018. While crude oil prices remained volatile, they generally rose during the reporting period, which helped many energy stocks.

The Federal Open Market Committee raised the federal funds target range twice during the reporting period, which led to rising U.S. Treasury yields across the maturity spectrum. The greatest increase occurred among 3-year U.S. Treasury notes, with yield increases tapering off for longer-term U.S. Treasury securities. When interest-rates rise, bond prices tend to decline (and vice versa), which may account for the negative performance of several fixed-income sectors during the reporting period.

Through the ups and downs of the stock and bond markets, MainStay VP portfolio managers seek to pursue the objectives of their individual Portfolios using the investment strategies and processes outlined in the prospectus. As a MainStay VP shareholder, your investments are guided by the market experience and professional insight of our portfolio managers as they seek to deliver long-term returns within prospectus guidelines and manage the specific risks of their respective Portfolios.

Whatever direction the markets may take, MainStay encourages shareholders to maintain a long-term investment perspective. The report that follows contains additional information on the market events, investment decisions and specific securities that shaped the performance of your MainStay VP Portfolio during the six months ended June 30, 2018. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2018

Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	1/29/1993	–2.83%	2.37%	6.68%	7.10%	0.62%
Service Class Shares	6/4/2003	–2.95	2.11	6.42	6.83	0.87

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
MSCI World Index[2]	0.43%	11.09%	9.94%	6.26%
Bloomberg Barclays U.S. Aggregate Bond Index[3]	–1.62	–0.40	2.27	3.72
Blended Benchmark Index[4]	–0.52	5.30	6.18	5.32
Morningstar World Allocation Category Average[5]	–1.40	5.41	5.02	4.72

1.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

2.

The MSCI World Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The MSCI World Index is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

3.

The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as a secondary benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The Portfolio has selected the Blended Benchmark Index as an additional benchmark. The Blended Benchmark Index consists of the MSCI World Index and the Bloomberg Barclays U.S. Aggregate Bond Index, each weighted 50%. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Morningstar World Allocation Category Average is representative of funds that seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds, and cash. While these portfolios do explore the whole world, most of them focus on the U.S., Canada, Japan, and the larger markets in Europe. It is rare for such portfolios to invest more than 10% of their assets in emerging markets. These portfolios typically have at least 10% of assets in bonds, less than 70% of assets in stocks, and at least 40% of assets in non-U.S. stocks or bonds. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Income Builder Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2018, to June 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2018, to June 30, 2018. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/18	Ending Account Value (Based on Actual Returns and Expenses) 6/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$971.70	$3.03	$1,021.70	$3.11	0.62%

Service Class Shares	$1,000.00	$970.50	$4.25	$1,020.50	$4.36	0.87%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Income Builder Portfolio

Portfolio Composition as of June 30, 2018 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of June 30, 2018 (excluding short-term investments) (Unaudited)

1.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 4.00%–6.00%, due 4/1/37–4/1/48

2.	United States Treasury Bonds, 2.75%–4.375%, due 11/15/39–2/15/48

3.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 3.00%–3.50%, due 12/1/47–2/1/48

4.	Goldman Sachs Group, Inc., 2.30%–7.50%, due 11/10/18–10/1/37

5.	Morgan Stanley, 2.375%–6.25%, due 7/15/18–8/9/26
6.	Bank of America Corp., 2.738%–6.30%, due 9/10/18–1/29/37

7.	GlaxoSmithKline PLC

8.	Verizon Communications, Inc.

9.	TOTAL S.A.

10.	AT&T, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon and Jonathan Swaney of New York Life Investment Management LLC, the Portfolio’s Manager; Dan Roberts, PhD, and Louis N. Cohen, CFA, of MacKay Shields LLC (“MacKay Shields”), the Subadvisor for the fixed-income portion of the Portfolio; and William W. Priest, CFA, Michael A. Welhoelter, CFA, John Tobin, PhD, CFA, and Kera Van Valen, CFA, of Epoch Investment Partners, Inc. (“Epoch”), the Subadvisor for the equity portion of the Portfolio.

How did MainStay VP Income Builder Portfolio perform relative to its benchmarks and peers for the six months ended June 30, 2018?

For the six months ended June 30, 2018, MainStay VP Income Builder Portfolio returned –2.83% for Initial Class shares and –2.95% for Service Class shares. Over the same period, both share classes underperformed the 0.43% return of the MSCI World Index,1 which is the Portfolio’s primary benchmark; the –1.62% return of the Bloomberg Barclays U.S. Aggregate Bond Index,1 which is the Portfolio’s secondary benchmark; and the –0.52% return of the Blended Benchmark Index,1 which is an additional benchmark of the Portfolio. Both share classes underperformed the –1.40% return of the Morningstar World Allocation Category Average for the six months ended June 30, 2018.

Were there any changes to the Portfolio during the reporting period?

Effective February 28, 2018, Jae S. Yoon and Jonathan Swaney were added as portfolio managers of the Portfolio and Michael Kimble was removed.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

During the reporting period, the fixed-income portion of the Portfolio used currency forwards to minimize local currency exposure, U.S. Treasury futures to minimize the Portfolio’s exposure to interest rates and equity futures to increase the Portfolio’s equity sensitivity. While the U.S. Treasury and equity futures had a minimal impact on performance, with the strong move in the U.S. dollar compared to other currencies, the Portfolio’s currency hedge had a meaningful positive impact on performance.

What factors affected the relative performance of the equity portion of the Portfolio during the reporting period?

The performance of the equity portion of the Portfolio lagged that of the MSCI World Index primarily because of stock selection in the consumer staples, consumer discretionary, information technology, utilities and telecommunication sectors. The relative performance of the equity portion of the Portfolio was further hindered by underweight allocations to the information technology and consumer discretionary sectors and overweight allocations to the telecommunication services and consumer staples sectors. Partially offsetting these detractors were overweight allocations to—and stock selection within—the energy and financials sectors.

Which market segments were the strongest positive contributors to relative performance in the equity portion of the Portfolio, and which market segments detracted the most?

Returns in the equity portion of the Portfolio result primarily from seeking to find companies that can grow free cash flow and are committed to returning a significant portion of that cash to shareholders. The vast majority of stocks in the equity portion of the Portfolio were able to achieve these goals and increase their dividends during the reporting period.

The strongest positive sector contributions in the equity portion of the Portfolio were energy, financials and industrials. (Contributions take weightings and total returns into account.) The equity portion of the Portfolio employed underweight allocations relative to the MSCI World Index in financials and industrials and an overweight allocation in energy. Stock selection in energy and financials also helped the relative performance of the equity portion of the Portfolio. The largest detractor from relative performance in the equity portion of the Portfolio was a significantly underweight allocation to—and security selection within—the information technology sector. Consumer staples and telecommunication services were also weak-performing sectors because of overweight exposures and stock selection.

During the reporting period, which individual stocks made the strongest positive contributions to the absolute performance of the equity portion of the Portfolio and which stocks detracted the most.

Among the stocks with the strongest contributions to absolute performance in the equity portion of the Portfolio were pharmaceutical company GlaxoSmithKline, energy companies Equinor ASA and Total S.A.

GlaxoSmithKline is a global manufacturer of branded prescription drugs addressing multiple therapeutic areas, a leading producer of vaccines and antiviral medicines, and a major consumer health care products company. The company’s shares traded higher during the reporting period following the announcement that Glaxo would not pursue a bid for the Pfizer consumer health business. Glaxo’s subsequent announcement that it had negotiated to buy out the interest of Novartis in their consumer health care joint venture was also well received, as it could immediately add to earnings and cash flow. In our

1.	See footnote on page 5 for more information on this index.

8	MainStay VP Income Builder Portfolio

opinion, GlaxoSmithKline is committed to paying an attractive dividend supported by growing cash flow.

Equinor (previously known as Statoil) is an offshore oil and gas producer in Norway with an expanding global footprint. The company’s shares outperformed during the reporting period, as oil prices moved higher in 2018, and the company reported strong results for the previous two quarters. During the recent commodity down cycle, Equinor management delivered faster and deeper cost reductions than were widely anticipated and the company significantly reduced its project break-evens. This led to strong cash flow generation when commodity prices recovered during the reporting period. The company has remained focused on organic production growth while leveraging capital flexibility and improving free cash flow coverage of the dividend. Equinor returns cash to shareholders through an attractive dividend and additional debt reduction, further strengthening its balance sheet.

Total S.A. is an integrated energy company that explores and produces crude oil and natural gas globally. The company refines crude oil into petroleum products such as gasoline and jet fuels and produces petrochemicals such as polyethylene and polypropylene. Total S.A. also operates gasoline filling stations on three continents. The company’s shares outperformed as oil prices moved higher during the reporting period. Investors also reacted positively to the company’s plans to increase its dividend and buy back shares through 2020. We believe that management remains focused on growing its production organically. Total’s global scale, strong balance sheet, integrated business model, capital flexibility and cost improvements could allow the company to pay a sustainable dividend through commodity price cycles.

Among the stocks that detracted the most from performance in the equity portion of the Portfolio were wireless telecommunication services provider Vodafone Group and tobacco companies Altria Group and Philip Morris International.

Vodafone provides telecommunication services in Europe, Asia and Africa. During the reporting period, the company’s shares underperformed on worries about aggressive competition in Spain and Italy and the recent fourth entrant in Italy. The company has also been working through its joint venture in India and the pending closing of the Liberty Global assets. Vodafone’s main market of Germany remains constructive, and overall, the company has continued to increase its cash generation. We believe that Vodafone remains committed to growing free cash flow and a progressive dividend.

Altria is a domestic tobacco producer. The company’s shares came under pressure along with other tobacco companies as investors continued to focus on comments by the Food and Drug

Administration about reducing nicotine levels to nonaddictive levels. This matter is still in the early stages of discussion, and potential changes will not impact near-term consumption. Altria faced additional pressure as Marlboro market share continued to be pressured by increased competition and residual pressure from a California tax increase in 2017. (Altria holds rights to the Marlboro brand in the United States.) Altria continued to drive growth with strong cigarette pricing and a disciplined approach to cost controls. The company has consistently returned cash to shareholders through a combination of growing dividends and share repurchases.

Philip Morris International is a U.S. domiciled international tobacco company and the manufacturer of the largest international tobacco brand—Marlboro. (Philip Morris International handles rights to the Marlboro brand overseas.) The company’s shares came under pressure when management tempered expectations about the pace of growth in their next-generation product and expressed some caution about the pricing environment in Russia and ongoing volume challenges in the Gulf Cooperation Council. The company remains confident in its ability to drive high single-digit earnings growth for 2018. In our opinion, Philip Morris has consistently generated attractive levels of free cash flow and has returned cash to shareholders through a significant and growing dividend.

Did the equity portion of the Portfolio make any significant purchases or sales during the reporting period?

The equity portion of the Portfolio made several significant purchases during the reporting period. Among these were commercial property investment company Unibail-Rodamco-Westfield, casino resort company Las Vegas Sands and electric utility FirstEnergy, all because of their favorable shareholder yield attributes. The equity portion of the Portfolio sold its position in agricultural chemicals company Agrium when Agrium merged with Potash Corporation to form Nutrien. The equity portion of the Portfolio received shares of Nutrien as part of the transaction.

How did sector weightings in the equity portion of the Portfolio change during the reporting period?

Sector weights in the equity portion of the Portfolio are generally a function of our bottom-up stock selection process. The equity portion of the Portfolio increased its exposure to the financials, consumer discretionary and information technology sectors during the reporting period. Exposure to all other sectors decreased in the equity portion of the Portfolio, most notably in the telecommunication services and consumer staples sectors.

9

How was the equity portion of the Portfolio positioned at the end of the reporting period?

The equity portion of the Portfolio continues to seek attractive returns through investments in a diversified group of companies focused on generating significant free cash flow and returning it to shareholders through a combination of dividends, share repurchases and debt reduction.

As of June 30, 2018, the most-substantially overweight positions relative to the MSCI World Index in the equity portion of the Portfolio were in utilities and telecommunication services. As of the same date, the most-substantially underweight positions in the equity portion of the Portfolio were in information technology and consumer discretionary.

What factors affected the relative performance of the fixed-income portion of the Portfolio during the reporting period?

For the six months ended June 30, 2018, the fixed-income portion of the Portfolio outperformed the Bloomberg Barclay’s U.S. Aggregate Bond Index. This resulted primarily from an overweight position in spread2 product and to a lesser degree, from a slightly shorter duration3 than this Index. The fixed-income portion of the Portfolio held positions in bank loans and high-yield corporate bonds, both of which tend to be less susceptible to changes in interest rates than other fixed-income asset classes, and both of these positions helped the relative returns of the fixed-income portion of the Portfolio during the reporting period.

The fixed-income portion of the Portfolio also maintained an underweight position in U.S. Treasury securities, which helped relative performance as interest rates rose during the first half of 2018.

What was the duration strategy of the fixed-income portion of the Portfolio during the reporting period?

During the reporting period, the fixed-income portion of the Portfolio maintained a duration slightly shorter than the duration of the Bloomberg Barclay’s U.S. Aggregate Bond Index. At the end of the reporting period, the duration of the fixed-income portion of the Portfolio was 5.7 years, compared to a duration of approximately 6.0 years for the Bloomberg Barclay’s U.S. Aggregate Bond Index.

What specific factors, risks or market forces prompted significant decisions for the fixed-income portion of the Portfolio during the reporting period?

During the reporting period, the fixed-income portion of the Portfolio promoted credit risk as the principal driver of performance. We expected credit (investment-grade bonds, high-yield bonds and bank loans) to have superior returns to those of securities that are more interest-rate sensitive, such as U.S. Treasury securities and government-backed debt, as investors looked for higher yields and a spread cushion in credit. Before the reporting period began, we had started to reduce risk in the fixed-income portion of the Portfolio, as spreads had narrowed and the compensation for risk had diminished. During the reporting period, the fixed-income portion of the Portfolio continued to seek to reduce risk by lowering its weighting in high-yield bonds and moderately increasing its weighting in investment-grade credit and bank loans. During the reporting period, the fixed-income portion of the Portfolio also reduced cyclical positions in favor of noncyclical credit.

In our opinion, valuations generally remained fair across the credit sectors, but we believe that greater vigilance may be required as we navigate the late stages of the current economic cycle.

During the reporting period, which market segments were the strongest positive contributors to the performance of the fixed-income portion of the Portfolio and which market segments were particularly weak?

During the reporting period, bank loans were the strongest performers in the fixed-income portion of the Portfolio, posting positive rates of return while most other fixed-income asset classes declined. Within the loan positions in the fixed-income portion of the Portfolio, all sectors provided positive absolute returns during the reporting period, with the consumer cyclical, industrials and financials sectors providing the strongest performance. In the fixed-income portion of the Portfolio, high-yield bonds provided slightly negative performance during the reporting period, but they outperformed the Bloomberg Barclays U.S. Aggregate Bond Index.

2.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “spread product” refers to asset classes that typically trade at a spread to comparable U.S. Treasury securities.

3.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

10	MainStay VP Income Builder Portfolio

Did the fixed-income portion of the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the fixed-income portion of the Portfolio purchased corporate bonds of health care services company CVS as a new issue. We had a favorable view of the credit, and the bonds offered a yield that we found attractive relative to yields offered by the company’s peers. During the reporting period, the fixed-income portion of the Portfolio swapped out of long-maturity Rogers Communications bonds to purchase bonds from the same issuer maturing in 2025. The trade helped the fixed-income portion of the Portfolio shorten maturity, taking advantage of a flatter credit curve. During the reporting period, the fixed-income portion of the Portfolio sold bonds of hotel operator Wyndham Worldwide because we had concerns about the company’s valuation.

During the reporting period, how did sector weightings change in the fixed-income portion of the Portfolio?

During the reporting period, the fixed-income portion of the Portfolio moderately decreased its positions in high-yield corporate bonds. Over the same period, the fixed-income portion of the Portfolio increased its positions in investment-grade corporate bonds and bank loans.

How was the fixed-income portion of the portfolio positioned at the end of the reporting period?

As of June 30, 2018, the fixed-income portion of the Portfolio held overweight positions relative to the Bloomberg Barclays U.S. Aggregate Bond Index in bank loans, high-yield credit and investment-grade credit. As of the same date, the fixed-income portion of the Portfolio held underweight positions relative to that Index in U.S. Treasury securities, agency debentures and mortgage-backed securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

11

Portfolio of Investments June 30, 2018 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 50.9%† Asset-Backed Securities 0.2%
Home Equity 0.1%
JPMorgan Mortgage Acquisition Trust Series 2007-HE1, Class AF1 2.06% (1 Month LIBOR + 0.10%), due 3/25/47 (a)	$179,152	$126,215
MASTR Asset-Backed Securities Trust Series 2006-HE4, Class A1 2.01% (1 Month LIBOR + 0.05%), due 11/25/36 (a)	245,569	117,722

		243,937

Other Asset-Backed Securities 0.1%
Verizon Owner Trust Series 2018-1A, Class A1A 2.82%, due 9/20/22 (b)	685,000	682,601

Student Loans 0.0%‡
KeyCorp Student Loan Trust Series 2000-A, Class A2 2.26% (3 Month LIBOR + 0.32%), due 5/25/29 (a)	101,271	100,886

Total Asset-Backed Securities (Cost $1,106,350)		1,027,424

Corporate Bonds 38.7%
Aerospace & Defense 0.6%
Harris Corp. 4.40%, due 6/15/28	810,000	816,332
KLX, Inc. 5.875%, due 12/1/22 (b)	1,355,000	1,407,506
Northrop Grumman Innovation Systems, Inc. 5.50%, due 10/1/23	1,135,000	1,188,005
Triumph Group, Inc. 4.875%, due 4/1/21	450,000	433,125

		3,844,968

Agriculture 0.2%
Bunge, Ltd. Finance Corp. 3.25%, due 8/15/26	970,000	885,343
Reynolds American, Inc. 8.125%, due 6/23/19 (United Kingdom)	165,000	172,953

		1,058,296

Airlines 1.1%
American Airlines Group, Inc. 4.625%, due 3/1/20 (b)	1,400,000	1,393,000

	Principal Amount		Value
Airlines (continued)
American Airlines, Inc.
Series 2017-2, Class AA, Pass Through Trust 3.35%, due 4/15/31		$500,000	$482,397
Series 2015-2, Class AA, Pass Through Trust 3.60%, due 3/22/29		905,294	884,925
Continental Airlines, Inc.
Series 2009-2, Class 2, Pass Through Trust 7.25%, due 5/10/21		274,196	287,413
Series 2003-ERJ-1 7.875%, due 1/2/20		26,119	26,119
Northwest Airlines, Inc. Series 2007-1, Class A 7.027%, due 5/1/21		990,740	1,034,828
U.S. Airways Group, Inc.
Series 2012-1, Class A 5.90%, due 4/1/26		746,640	799,203
Series 2010-1, Class A, Pass Through Trust 6.25%, due 10/22/24		411,065	439,839
United Airlines, Inc.
Series 2014-2, Class B 4.625%, due 3/3/24		382,403	383,053
Series 2007-1, Pass Through Trust 6.636%, due 1/2/24		484,363	508,581

			6,239,358

Auto Manufacturers 0.9%
Daimler Finance North America LLC 2.913% (3 Month LIBOR + 0.55%), due 5/4/21 (a)(b)		685,000	686,722
Ford Motor Co.
6.625%, due 10/1/28		500,000	560,755
7.45%, due 7/16/31		455,000	534,643
Ford Motor Credit Co. LLC 5.875%, due 8/2/21		150,000	159,018
General Motors Financial Co., Inc.
3.15%, due 6/30/22		320,000	310,998
3.45%, due 4/10/22		1,500,000	1,473,935
3.70%, due 5/9/23		500,000	490,528
4.20%, due 3/1/21		925,000	937,894

			5,154,493

Auto Parts & Equipment 0.7%
Goodyear Tire & Rubber Co. 5.125%, due 11/15/23		910,000	903,175
LKQ European Holdings B.V. 3.625%, due 4/1/26 (b)	EUR	810,000	932,325

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of June 30, 2018, excluding short-term investments. May be subject to change daily.

12	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Auto Parts & Equipment (continued)
Schaeffler Finance B.V. 4.75%, due 5/15/23 (Germany) (b)	$1,245,000	$1,235,662
ZF North America Capital, Inc. 4.75%, due 4/29/25 (Germany) (b)	1,150,000	1,149,849

		4,221,011

Banks 8.2%
♦Bank of America Corp.
2.738%, due 1/23/22 (c)	1,150,000	1,129,546
3.004%, due 12/20/23 (c)	734,000	711,640
3.499%, due 5/17/22 (c)	1,635,000	1,634,439
3.50%, due 4/19/26	150,000	145,090
3.705%, due 4/24/28 (c)	555,000	535,260
6.11%, due 1/29/37	1,105,000	1,269,309
6.30%, due 9/10/18 (c)(d)	735,000	776,344
Bank of New York Mellon Corp. 4.625%, due 9/20/18 (c)(d)	1,130,000	1,069,262
Barclays PLC 5.20%, due 5/12/26 (United Kingdom)	1,530,000	1,503,012
Capital One Financial Corp. 4.20%, due 10/29/25	165,000	160,242
CIT Group, Inc. 3.875%, due 2/19/19	445,000	446,224
Citibank N.A. 2.125%, due 10/20/20	1,615,000	1,576,249
Citigroup, Inc.
3.40%, due 5/1/26	255,000	241,640
3.668% (3 Month LIBOR + 1.39%), due 7/24/28 (c)	430,000	409,106
3.70%, due 1/12/26	545,000	528,241
4.05%, due 7/30/22	105,000	105,567
5.30%, due 5/6/44	436,000	448,875
6.625%, due 6/15/32	190,000	223,863
Citizens Financial Group, Inc.
4.30%, due 12/3/25	1,190,000	1,182,351
6.00%, due 1/6/19 (c)(d)	975,000	982,313
Discover Bank 8.70%, due 11/18/19	795,000	847,482
♦Goldman Sachs Group, Inc.
2.30%, due 12/13/19	625,000	618,482
2.905%, due 7/24/23 (c)	310,000	298,583
2.908%, due 6/5/23 (c)	285,000	275,046
3.491% (3 Month LIBOR + 1.17%), due 5/15/26 (a)	815,000	805,068
3.625%, due 1/22/23	1,330,000	1,321,256
5.00%, due 11/10/18 (c)(d)	1,095,000	1,027,219
5.25%, due 7/27/21	1,295,000	1,360,955
6.75%, due 10/1/37	159,000	188,708
7.50%, due 2/15/19	740,000	760,441
Huntington Bancshares, Inc.
3.15%, due 3/14/21	1,295,000	1,287,748
5.70%, due 7/15/18 (c)(d)	800,000	791,600

	Principal Amount	Value
Banks (continued)
JPMorgan Chase & Co. (c)
3.54% (3 Month LIBOR + 1.38%), due 5/1/28	$800,000	$765,914
5.15% (3 Month LIBOR + 3.25%), due 11/1/18 (d)	1,740,000	1,713,900
Kreditanstalt Fuer Wiederaufbau 1.50%, due 2/6/19 (Germany)	2,925,000	2,909,792
Lloyds Banking Group PLC (United Kingdom)
4.582%, due 12/10/25	508,000	497,972
4.65%, due 3/24/26	1,075,000	1,057,713
♦Morgan Stanley
2.375%, due 7/23/19	1,565,000	1,555,873
3.125%, due 1/23/23	1,560,000	1,522,145
4.875%, due 11/1/22	495,000	513,420
5.00%, due 11/24/25	1,150,000	1,192,121
5.45%, due 7/15/18 (c)(d)	790,000	800,373
6.25%, due 8/9/26	881,000	992,827
PNC Bank N.A. 2.55%, due 12/9/21	815,000	794,761
Royal Bank of Scotland Group PLC (United Kingdom)
4.892%, due 5/18/29 (c)	605,000	602,307
6.00%, due 12/19/23	70,000	73,456
6.125%, due 12/15/22	550,000	578,826
Santander Holdings USA, Inc. 4.40%, due 7/13/27	850,000	815,148
Santander UK Group Holdings PLC (United Kingdom)
3.571%, due 1/10/23	790,000	767,372
3.823%, due 11/3/28 (c)	475,000	436,105
State Street Corp. 2.55%, due 8/18/20	915,000	907,548
Toronto-Dominion Bank 1.80%, due 7/13/21 (Canada)	1,535,000	1,469,994
U.S. Bank N.A. 2.62% (3 Month LIBOR + 0.29%), due 5/21/21 (a)	1,300,000	1,298,132
Wells Fargo & Co. 3.584%, due 5/22/28 (c)	855,000	819,196
Wells Fargo Bank N.A. 2.40%, due 1/15/20	1,610,000	1,594,519
Westpac Banking Corp. 2.623% (3 Month LIBOR + 0.28%), due 5/15/20 (Australia) (a)	700,000	699,991

		49,040,566

Beverages 1.1%
Anheuser-Busch InBev Finance, Inc. 3.65%, due 2/1/26 (Belgium)	2,165,000	2,119,413
Anheuser-Busch InBev Worldwide, Inc. 3.50%, due 1/12/24 (Belgium)	245,000	243,487

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Beverages (continued)
Coca-Cola Co. 1.375%, due 5/30/19	$1,390,000	$1,375,425
Constellation Brands, Inc.
2.00%, due 11/7/19	680,000	669,949
4.25%, due 5/1/23	760,000	774,834
Diageo Capital PLC 2.566% (3 Month LIBOR + 0.24%), due 5/18/20 (United Kingdom) (a)	950,000	950,409
Molson Coors Brewing Co. 3.00%, due 7/15/26	750,000	681,281

		6,814,798

Biotechnology 0.4%
Biogen, Inc. 3.625%, due 9/15/22	1,240,000	1,238,031
Celgene Corp. 3.625%, due 5/15/24	1,400,000	1,365,846

		2,603,877

Building Materials 0.5%
Cemex S.A.B. de C.V. 7.75%, due 4/16/26 (Mexico) (b)	1,515,000	1,641,351
Masco Corp. 4.375%, due 4/1/26	575,000	572,925
Standard Industries, Inc. 5.375%, due 11/15/24 (b)	1,000,000	987,500

		3,201,776

Chemicals 1.0%
Air Liquide Finance S.A. (France) (b)
1.375%, due 9/27/19	900,000	883,427
1.75%, due 9/27/21	610,000	580,426
Ashland LLC 4.75%, due 8/15/22	1,000,000	1,005,980
Braskem Netherlands Finance B.V. 4.50%, due 1/10/28 (Netherlands) (b)	1,490,000	1,370,800
Dow Chemical Co. 4.125%, due 11/15/21	710,000	723,770
Mexichem S.A.B. de C.V. 4.00%, due 10/4/27 (Mexico) (b)	625,000	571,875
WR Grace & Co-Conn 5.125%, due 10/1/21 (b)	765,000	780,071

		5,916,349

Commercial Services 0.3%
Herc Rentals, Inc. 7.75%, due 6/1/24 (b)	619,000	660,782
Service Corp. International 5.375%, due 1/15/22	1,005,000	1,015,050

		1,675,832

	Principal Amount	Value
Computers 0.4%
Apple, Inc.
1.55%, due 8/4/21	$545,000	$522,304
2.75%, due 1/13/25	715,000	684,320
3.35%, due 2/9/27	1,250,000	1,220,621

		2,427,245

Cosmetics & Personal Care 0.2%
Unilever Capital Corp. 1.80%, due 5/5/20 (United Kingdom)	1,100,000	1,081,308

Diversified Financial Services 2.0%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.625%, due 10/30/20 (Ireland)	1,600,000	1,630,098
Air Lease Corp.
2.125%, due 1/15/20	730,000	716,511
2.75%, due 1/15/23	500,000	476,264
4.25%, due 9/15/24	420,000	416,999
Caterpillar Financial Services Corp. 2.90%, due 3/15/21	1,735,000	1,724,855
GE Capital International Funding Co. 2.342%, due 11/15/20	4,500,000	4,398,663
International Lease Finance Corp. 5.875%, due 4/1/19	460,000	469,414
Peachtree Corners Funding Trust 3.976%, due 2/15/25 (b)	425,000	413,511
Springleaf Finance Corp. 6.00%, due 6/1/20	210,000	215,513
Synchrony Financial 4.50%, due 7/23/25	1,735,000	1,703,961

		12,165,789

Electric 1.1%
AEP Transmission Co. LLC 3.10%, due 12/1/26	850,000	813,265
CMS Energy Corp.
3.875%, due 3/1/24	550,000	551,613
5.05%, due 3/15/22	430,000	450,878
6.25%, due 2/1/20	435,000	454,744
Consolidated Edison, Inc. 2.00%, due 3/15/20	435,000	427,001
Duquesne Light Holdings, Inc. 6.40%, due 9/15/20 (b)	925,000	977,731
Entergy Louisiana LLC 4.00%, due 3/15/33	790,000	790,725
Great Plains Energy, Inc. 5.292%, due 6/15/22 (e)	500,000	524,331
Public Service Electric & Gas Co. 3.00%, due 5/15/27	800,000	757,273
Puget Energy, Inc. 5.625%, due 7/15/22	350,000	371,212

14	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Electric (continued)
WEC Energy Group, Inc. 4.455% (3 Month LIBOR + 2.113%), due 5/15/67 (a)	$480,000	$473,424

		6,592,197

Entertainment 0.1%
International Game Technology PLC 5.625%, due 2/15/20 (b)	805,000	815,063

Environmental Controls 0.3%
Republic Services, Inc. 4.75%, due 5/15/23	580,000	607,076
Waste Management, Inc.
2.40%, due 5/15/23	810,000	770,583
3.15%, due 11/15/27	375,000	352,129

		1,729,788

Food 1.5%
Kerry Group Financial Services 3.20%, due 4/9/23 (Ireland) (b)	1,290,000	1,261,687
Kraft Heinz Foods Co. 4.875%, due 2/15/25 (b)	831,000	847,223
Kroger Co. 1.50%, due 9/30/19	905,000	888,631
Mondelez International Holdings Netherlands B.V. (Netherlands) (b)
1.625%, due 10/28/19	985,000	967,984
2.00%, due 10/28/21	1,110,000	1,059,005
Smithfield Foods, Inc. (b)
2.70%, due 1/31/20	605,000	596,319
3.35%, due 2/1/22	565,000	545,582
Sysco Corp. 3.30%, due 7/15/26	865,000	819,810
Tyson Foods, Inc. 3.95%, due 8/15/24	1,810,000	1,806,367

		8,792,608

Gas 0.4%
AmeriGas Partners, L.P. / AmeriGas Finance Corp.
5.50%, due 5/20/25	320,000	310,000
5.625%, due 5/20/24	525,000	516,469
5.75%, due 5/20/27	220,000	209,000
NiSource, Inc. 3.49%, due 5/15/27	1,320,000	1,262,196

		2,297,665

Health Care—Products 1.0%
Abbott Laboratories 3.75%, due 11/30/26	785,000	771,594
Becton Dickinson & Co.
2.133%, due 6/6/19	1,000,000	995,116
3.70%, due 6/6/27	1,555,000	1,471,966

	Principal Amount	Value
Health Care—Products (continued)
Medtronic Global Holdings SCA 1.70%, due 3/28/19	$1,105,000	$1,097,908
Stryker Corp. 2.625%, due 3/15/21	1,220,000	1,199,315
Thermo Fisher Scientific, Inc. 3.00%, due 4/15/23	525,000	510,456

		6,046,355

Health Care—Services 0.2%
Cigna Corp. 4.375%, due 12/15/20	135,000	137,647
Laboratory Corp. of America Holdings 2.50%, due 11/1/18	1,255,000	1,253,619

		1,391,266

Holding Company—Diversified 0.2%
CK Hutchison International (17) II, Ltd. 3.25%, due 9/29/27 (Hong Kong) (b)	925,000	864,191

Home Builders 0.8%
Lennar Corp.
4.50%, due 6/15/19	1,100,000	1,102,750
4.50%, due 11/15/19	200,000	201,250
MDC Holdings, Inc. 5.625%, due 2/1/20	1,100,000	1,130,800
Toll Brothers Finance Corp. 5.875%, due 2/15/22	670,000	695,125
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc. 5.875%, due 6/15/24	1,430,000	1,419,275

		4,549,200

Housewares 0.1%
Newell Brands, Inc. 3.85%, due 4/1/23	505,000	497,432

Insurance 2.7%
Alterra Finance LLC 6.25%, due 9/30/20	75,000	79,317
AXA Equitable Holdings, Inc. 5.00%, due 4/20/48 (b)	830,000	765,766
CNA Financial Corp. 4.50%, due 3/1/26	1,260,000	1,285,071
Jackson National Life Global Funding (b)
2.20%, due 1/30/20	1,295,000	1,277,279
2.807% (3 Month LIBOR + 0.48%), due 6/11/21 (a)	1,895,000	1,897,414
Liberty Mutual Group, Inc. (b)
4.25%, due 6/15/23	295,000	297,982
6.50%, due 3/15/35	130,000	155,264
7.80%, due 3/7/87	1,195,000	1,410,100

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Insurance (continued)
Markel Corp. 5.00%, due 4/5/46	$870,000	$885,351
MassMutual Global Funding II (b)
2.10%, due 8/2/18	350,000	349,911
2.50%, due 10/17/22	1,270,000	1,227,552
2.95%, due 1/11/25	365,000	348,730
Metropolitan Life Global Funding I 1.75%, due 9/19/19 (b)	735,000	724,234
Oil Insurance, Ltd. 5.319% (3 Month LIBOR + 2.982%), due 9/30/18 (a)(b)(d)	580,000	559,288
Pricoa Global Funding I 2.55%, due 11/24/20 (b)	765,000	753,401
Principal Life Global Funding II 2.375%, due 11/21/21 (b)	1,470,000	1,422,630
Protective Life Corp. 8.45%, due 10/15/39	725,000	1,051,522
Prudential Financial, Inc. 5.625%, due 6/15/43 (c)	795,000	819,844
Voya Financial, Inc. 3.65%, due 6/15/26	310,000	293,236
XLIT, Ltd. 4.45%, due 3/31/25	775,000	762,509

		16,366,401

Internet 0.8%
Booking Holdings, Inc. 3.60%, due 6/1/26	795,000	773,620
eBay, Inc. 3.80%, due 3/9/22	1,380,000	1,393,279
Expedia Group, Inc. 3.80%, due 2/15/28	179,000	163,919
Match Group, Inc. 6.375%, due 6/1/24	1,500,000	1,578,750
Tencent Holdings, Ltd. (China) (b)
3.595%, due 1/19/28	440,000	416,249
3.925%, due 1/19/38	675,000	615,453

		4,941,270

Iron & Steel 0.3%
ArcelorMittal 7.00%, due 10/15/39 (Luxembourg)	1,000,000	1,148,200
Vale Overseas, Ltd. 6.875%, due 11/21/36 (Brazil)	635,000	712,914

		1,861,114

Lodging 0.7%
Choice Hotels International, Inc. 5.75%, due 7/1/22	1,229,000	1,275,088
Hilton Domestic Operating Co., Inc. 4.25%, due 9/1/24	865,000	821,750

	Principal Amount	Value
Lodging (continued)
Marriott International, Inc.
2.30%, due 1/15/22	$890,000	$853,595
7.15%, due 12/1/19	125,000	131,711
MGM Resorts International 6.75%, due 10/1/20	840,000	879,900

		3,962,044

Machinery—Construction & Mining 0.1%
Caterpillar Financial Services Corp. 2.51% (3 Month LIBOR + 0.18%), due 5/15/20 (a)	830,000	830,268

Machinery—Diversified 0.3%
CNH Industrial Capital LLC 4.875%, due 4/1/21	1,445,000	1,482,931

Media 0.6%
21st Century Fox America, Inc. 3.00%, due 9/15/22	800,000	783,703
Grupo Televisa S.A.B. 6.625%, due 1/15/40 (Mexico)	525,000	568,050
Sky PLC 3.75%, due 9/16/24 (United Kingdom) (b)	340,000	338,036
Time Warner Entertainment Co., L.P.
8.375%, due 3/15/23	355,000	413,106
8.375%, due 7/15/33	355,000	438,295
UPCB Finance IV, Ltd. 5.375%, due 1/15/25 (Netherlands) (b)	765,000	726,826

		3,268,016

Metal Fabricate & Hardware 0.2%
Precision Castparts Corp. 3.25%, due 6/15/25	1,455,000	1,415,954

Mining 0.3%
Anglo American Capital PLC 4.875%, due 5/14/25 (United Kingdom) (b)	455,000	457,232
FMG Resources (August 2006) Pty, Ltd. 5.125%, due 5/15/24 (Australia) (b)	800,000	761,000
Teck Resources, Ltd. 6.00%, due 8/15/40 (Canada)	720,000	700,200

		1,918,432

Miscellaneous—Manufacturing 0.6%
Amsted Industries, Inc. 5.00%, due 3/15/22 (b)	1,390,000	1,391,737
Siemens Financieringsmaatschappij N.V. 2.70%, due 3/16/22 (Germany) (b)	760,000	740,490
Textron Financial Corp. 4.078% (3 Month LIBOR + 1.735%), due 2/15/67 (a)(b)	1,295,000	1,178,450

		3,310,677

16	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas 1.0%
Andeavor 5.125%, due 12/15/26	$450,000	$469,118
Gazprom OAO Via Gaz Capital S.A. 7.288%, due 8/16/37 (Luxembourg) (b)	640,000	721,078
Petrobras Global Finance B.V. 7.375%, due 1/17/27 (Brazil)	1,465,000	1,463,169
Petroleos Mexicanos 6.75%, due 9/21/47 (Mexico)	970,000	914,613
Valero Energy Corp.
3.65%, due 3/15/25	1,000,000	976,720
6.625%, due 6/15/37	950,000	1,135,954

		5,680,652

Packaging & Containers 0.5%
Ball Corp. 5.00%, due 3/15/22	1,375,000	1,414,531
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.75%, due 10/15/20 (New Zealand)	823,742	826,831
Sealed Air Corp. 5.50%, due 9/15/25 (b)	750,000	770,625

		3,011,987

Pharmaceuticals 0.6%
Actavis Funding SCS 2.45%, due 6/15/19	665,000	661,778
Allergan Funding SCS 3.45%, due 3/15/22	1,005,000	988,908
♦GlaxoSmithKline PLC 2.693% (3 Month LIBOR + 0.35%), due 5/14/21 (United Kingdom) (a)	1,260,000	1,263,473
Valeant Pharmaceuticals International, Inc. 5.50%, due 11/1/25 (b)	810,000	798,255

		3,712,414

Pipelines 0.5%
MPLX, L.P. 5.50%, due 2/15/23	925,000	942,483
Southern Natural Gas Co. LLC 4.80%, due 3/15/47 (b)	315,000	327,137
Spectra Energy Partners, L.P. 4.75%, due 3/15/24	795,000	811,344
Transcontinental Gas Pipe Line Co. LLC 4.60%, due 3/15/48 (b)	840,000	807,899

		2,888,863

Real Estate Investment Trusts 1.2%
American Tower Corp. 3.375%, due 10/15/26	1,080,000	999,629
CoreCivic, Inc. 4.625%, due 5/1/23	310,000	300,700

	Principal Amount	Value
Real Estate Investment Trusts (continued)
Crown Castle International Corp.
3.40%, due 2/15/21	$920,000	$918,923
5.25%, due 1/15/23	1,290,000	1,351,710
Digital Realty Trust, L.P.
2.75%, due 2/1/23	45,000	42,863
3.70%, due 8/15/27	170,000	161,556
Essex Portfolio, L.P. 3.375%, due 4/15/26	545,000	517,425
Iron Mountain, Inc. (b)
4.875%, due 9/15/27	790,000	727,787
5.25%, due 3/15/28	610,000	564,494
Kilroy Realty, L.P. 3.45%, due 12/15/24	720,000	691,215
UDR, Inc. 3.50%, due 7/1/27	725,000	687,231
Welltower, Inc. 4.00%, due 6/1/25	310,000	304,027

		7,267,560

Retail 1.5%
Alimentation Couche-Tard, Inc. (Canada) (b)
3.55%, due 7/26/27	1,610,000	1,526,210
4.50%, due 7/26/47	700,000	660,451
AutoZone, Inc. 3.75%, due 6/1/27	550,000	528,991
CVS Health Corp.
4.00%, due 12/5/23	1,355,000	1,360,639
4.78%, due 3/25/38	400,000	393,429
5.05%, due 3/25/48	795,000	809,068
CVS Pass-Through Trust 5.789%, due 1/10/26 (b)(f)	35,899	37,540
Dollar General Corp. 3.25%, due 4/15/23	1,420,000	1,395,334
Dollar Tree, Inc. 3.70%, due 5/15/23	320,000	317,128
O’Reilly Automotive, Inc. 3.55%, due 3/15/26	1,000,000	951,287
QVC, Inc. 4.85%, due 4/1/24	945,000	937,896
Suburban Propane Partners, L.P. / Suburban Energy Finance Corp. 5.75%, due 3/1/25	15,000	14,391

		8,932,364

Semiconductors 0.5%
NXP B.V. / NXP Funding LLC 4.625%, due 6/15/22 (Netherlands) (b)	590,000	598,850
Qorvo, Inc. 7.00%, due 12/1/25	1,360,000	1,462,000
Sensata Technologies B.V. 5.00%, due 10/1/25 (Netherlands) (b)	1,135,000	1,143,512

		3,204,362

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Software 0.5%
MSCI, Inc. 5.75%, due 8/15/25 (b)	$1,315,000	$1,354,450
PTC, Inc. 6.00%, due 5/15/24	516,000	536,640
salesforce.com, Inc.
3.25%, due 4/11/23	510,000	507,010
3.70%, due 4/11/28	690,000	685,066

		3,083,166

Telecommunications 1.9%
♦AT&T, Inc. 4.90%, due 8/15/37 (b)	670,000	635,789
CommScope Technologies LLC 6.00%, due 6/15/25 (b)	475,000	485,094
CommScope, Inc. 5.00%, due 6/15/21 (b)	985,000	985,000
Crown Castle Towers LLC 4.241%, due 7/15/48 (b)	990,000	995,404
Hughes Satellite Systems Corp. 6.50%, due 6/15/19	405,000	414,497
Rogers Communications, Inc. (Canada)
3.625%, due 12/15/25	535,000	523,138
5.45%, due 10/1/43	135,000	147,975
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC (b)
3.36%, due 3/20/23	1,551,875	1,534,416
4.738%, due 3/20/25	940,000	932,762
Telecom Italia Capital S.A. (Italy)
7.175%, due 6/18/19	690,000	709,631
7.721%, due 6/4/38	510,000	548,250
Telecom Italia S.p.A. 5.303%, due 5/30/24 (Italy) (b)	385,000	379,706
Telefonica Emisiones SAU (Spain)
4.57%, due 4/27/23	1,139,000	1,177,489
5.213%, due 3/8/47	620,000	597,627
5.462%, due 2/16/21	175,000	183,149
♦Verizon Communications, Inc. 3.443% (3 Month LIBOR + 1.10%), due 5/15/25 (a)	985,000	983,882

		11,233,809

Textiles 0.3%
Cintas Corp. No 2 3.70%, due 4/1/27	1,540,000	1,510,582

Transportation 0.3%
United Parcel Service, Inc. 2.50%, due 4/1/23	1,620,000	1,565,090
XPO Logistics, Inc. 6.50%, due 6/15/22 (b)	370,000	378,325

		1,943,415

Total Corporate Bonds (Cost $234,075,500)		230,847,712

	Principal Amount		Value
Foreign Bonds 0.1%
Banks 0.1%
Barclays Bank PLC Series Reg S 10.00%, due 5/21/21 (United Kingdom)	GBP	525,000	$830,496

Total Foreign Bonds (Cost $855,488)			830,496

Loan Assignments 5.5% (a)
Advertising 0.3%
Allied Universal Holdco LLC 2015 Term Loan 5.844% (1 Month LIBOR + 3.75%), due 7/28/22		$944,177	928,362
Outfront Media Capital LLC 2017 Term Loan B 4.102% (1 Month LIBOR + 2.00%), due 3/18/24		800,000	799,400

			1,727,762

Building Materials 0.3%
Builders FirstSource, Inc. 2017 Term Loan B 5.334% (3 Month LIBOR + 3.00%), due 2/29/24		689,447	688,955
Quikrete Holdings, Inc. 2016 1st Lien Term Loan 4.844% (1 Month LIBOR + 2.75%), due 11/15/23		865,385	861,058

			1,550,013

Chemicals 0.2%
Axalta Coating Systems U.S. Holdings, Inc. Term Loan 4.084% (3 Month LIBOR + 1.75%), due 6/1/24		867,800	862,810

Commercial Services 0.2%
Global Payments Inc. 2018 Term Loan B3 3.844% (1 Month LIBOR + 1.75%), due 4/21/23		474,000	473,069
U.S. Security Associates Holdings, Inc. 2016 Term Loan 5.834% (3 Month LIBOR + 3.50%), due 7/14/23		982,679	984,726

			1,457,795

Computers 0.1%
Tempo Acquisition LLC Term Loan 5.094% (1 Month LIBOR + 3.00%), due 5/1/24		861,300	857,801

18	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Loan Assignments (continued)
Containers, Packaging & Glass 0.2%
BWAY Holding Co. 2017 Term Loan B 5.588% (3 Month LIBOR + 3.25%), due 4/3/24	$940,500	$940,500
Reynolds Group Holdings, Inc. 2017 Term Loan 4.844% (1 Month LIBOR + 2.75%), due 2/5/23	294,761	294,106

		1,234,606

Electrical Components & Equipment 0.1%
Electro Rent Corp. 1st Lien Term Loan 7.33% (3 Month LIBOR + 5.00%), due 1/31/24	738,750	741,520

Electronics 0.1%
Vantiv , LLC 2018 1st Lien Term Loan B4 TBD, due 8/9/24	800,000	797,125

Environmental Controls 0.5%
Advanced Disposal Services, Inc. Term Loan B3 4.231% (1 Week LIBOR + 2.25%), due 11/10/23	1,705,226	1,699,205
GFL Environmental, Inc. 2018 Term Loan B 5.084% (3 Month LIBOR + 2.75%), due 5/30/25 (Canada) (g)	1,120,773	1,112,368

		2,811,573

Food & Staples Retailing 0.3%
U.S. Foods, Inc. 2016 Term Loan B 4.094% (1 Month LIBOR + 2.00%), due 6/27/23	1,901,200	1,898,230

Health Care—Products 0.4%
Ortho-Clinical Diagnostics S.A. 2018 Term Loan B 5.336% (3 Month LIBOR + 3.25%), due 6/30/25	1,036,949	1,031,868
Sterigenics-Nordion Holdings LLC 2017 Term Loan B 5.334% (3 Month LIBOR + 3.00%), due 5/15/22	1,061,563	1,064,659

		2,096,527

Healthcare, Education & Childcare 0.3%
ExamWorks Group, Inc. 2017 Term Loan 5.344% (1 Month LIBOR + 3.25%), due 7/27/23	1,316,642	1,316,231

	Principal Amount	Value
Healthcare, Education & Childcare (continued)
U.S. Renal Care, Inc. 2015 2nd Lien Term Loan 10.337% (3 Month LIBOR + 8.00%), due 12/31/23 (g)	$600,000	$600,000

		1,916,231

Holding Company—Diversified 0.1%
Titan Acquisition, Ltd. 2018 Term Loan B 5.094% (1 Month LIBOR + 3.00%), due 3/28/25 (Canada)	827,925	814,932

Hotels, Motels, Inns & Gaming 0.4%
Las Vegas Sands LLC 2018 Term Loan B 3.844% (1 Month LIBOR + 1.75%), due 3/27/25	1,386,525	1,375,780
Scientific Games International, Inc.
2018 Term Loan B5 4.843% (1 Month LIBOR + 2.75%), due 8/14/24	152,926	152,200
2018 Term Loan B5 4.921% (2 Month LIBOR + 2.75%), due 8/14/24	643,079	640,024

		2,168,004

Household Products & Wares 0.5%
KIK Custom Products, Inc. 2015 Term Loan B 6.094% (1 Month LIBOR + 4.00%), due 5/15/23 (Canada)	2,488,603	2,474,605
Prestige Brands, Inc. Term Loan B4 4.094% (1 Month LIBOR + 2.00%), due 1/26/24	699,167	695,962

		3,170,567

Insurance 0.2%
MPH Acquisition Holdings LLC 2016 Term Loan B 5.084% (3 Month LIBOR + 2.75%), due 6/7/23	1,262,248	1,254,753

Media 0.3%
Nielsen Finance LLC Term Loan B4 4.046% (1 Month LIBOR + 2.00%), due 10/4/23	316,800	316,325
Virgin Media Bristol LLC 2017 Term Loan 4.573% (1 Month LIBOR + 2.50%), due 1/15/26	1,300,000	1,289,640

		1,605,965

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Loan Assignments (continued)
Packaging & Containers 0.1%
Albea Beauty Holdings SA (France) (g)
2018 Term Loan 5.334% (3 Month LIBOR + 3.00%), due 4/22/24	$2,075	$2,067
2018 Term Loan 5.445% (3 Month LIBOR + 3.00%), due 4/22/24	825,850	822,753

		824,820

Software 0.2%
First Data Corp. 2024 Term Loan 4.091% (1 Month LIBOR + 2.00%), due 4/26/24	922,931	916,701

Telecommunications 0.6%
Level 3 Financing, Inc. 2017 Term Loan B 4.334% (1 Month LIBOR + 2.25%), due 2/22/24	3,500,000	3,489,063

Transportation 0.1%
XPO Logistics, Inc. 2018 Term Loan B 4.091% (3 Month LIBOR + 2.00%), due 2/24/25	565,000	560,326

Total Loan Assignments (Cost $32,800,240)		32,757,124

Mortgage-Backed Securities 0.3%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.3%
Bayview Commercial Asset Trust Series 2006-4A, Class A1 2.19% (1 Month LIBOR + 0.23%), due 12/25/36 (a)(b)	66,456	63,923
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (b)	462,853	484,989
Wells Fargo Commercial Mortgage Trust 3.87%, due 6/15/36 (b)(h)	1,150,000	1,155,988

		1,704,900

Residential Mortgage (Collateralized Mortgage Obligation) 0.0%‡
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 2.56% (1 Year Treasury Constant Maturity Rate + 0.47%), due 2/25/42 (a)(b)(f)(g)(i)	260,191	235,645

Total Mortgage-Backed Securities (Cost $1,937,531)		1,940,545

	Principal Amount	Value
U.S. Government & Federal Agencies 6.1%
♦Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 1.2%
3.00%, due 12/1/47	$2,652,972	$2,569,585
3.50%, due 2/1/48	4,542,783	4,521,362

		7,090,947

♦Federal National Mortgage Association (Mortgage Pass-Through Securities) 2.8%
4.00%, due 5/1/47 TBA (j)	2,000,000	2,039,004
4.00%, due 4/1/48	6,520,610	6,656,888
4.50%, due 6/1/47 TBA (j)	7,500,000	7,809,440
6.00%, due 4/1/37	15,573	16,184

		16,521,516

Government National Mortgage Association (Mortgage Pass-Through Securities) 0.6%
3.50%, due 8/20/47	3,300,195	3,315,888

♦United States Treasury Bonds 1.5%
2.75%, due 11/15/47	1,425,000	1,359,762
3.00%, due 2/15/48	2,220,000	2,227,458
4.375%, due 11/15/39	4,570,000	5,612,888

		9,200,108

Total U.S. Government & Federal Agencies (Cost $35,824,793)		36,128,459

Total Long-Term Bonds (Cost $306,599,902)		303,531,760

	Shares
Common Stocks 42.8%
Aerospace & Defense 0.9%
BAE Systems PLC (United Kingdom)	411,558	3,512,093
Lockheed Martin Corp.	5,859	1,730,925

		5,243,018

Air Freight & Logistics 0.6%
Deutsche Post A.G., Registered (Germany)	58,024	1,894,501
United Parcel Service, Inc., Class B	16,632	1,766,817

		3,661,318

Auto Components 0.3%
Cie Generale des Etablissements Michelin SCA (France)	14,553	1,769,722

Automobiles 0.4%
Daimler A.G., Registered Shares (Germany)	34,776	2,237,304

Banks 2.7%
BB&T Corp.	27,750	1,399,710
Commonwealth Bank of Australia (Australia)	32,414	1,755,180

20	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Banks (continued)
Lloyds Banking Group PLC (United Kingdom)	2,699,653	$2,245,907
Macquarie Group, Ltd. (Australia)	15,916	1,462,847
People’s United Financial, Inc.	92,990	1,682,189
Royal Bank of Canada (Canada)	25,281	1,903,599
Svenska Handelsbanken A.B., Class A (Sweden)	153,377	1,702,464
Wells Fargo & Co.	25,232	1,398,862
Westpac Banking Corp. (Australia)	107,260	2,337,253

		15,888,011

Beverages 0.8%
Coca-Cola Co.	32,130	1,409,222
Diageo PLC (United Kingdom)	39,593	1,421,218
PepsiCo., Inc.	17,482	1,903,265

		4,733,705

Biotechnology 0.3%
AbbVie, Inc.	18,049	1,672,240

Capital Markets 0.7%
BlackRock, Inc.	2,730	1,362,379
CME Group, Inc.	8,518	1,396,270
Singapore Exchange, Ltd. (Singapore)	263,322	1,383,201

		4,141,850

Chemicals 1.2%
BASF S.E. (Germany)	29,012	2,773,408
DowDuPont, Inc.	28,161	1,856,373
Nutrien, Ltd. (Canada)	42,809	2,327,953

		6,957,734

Commercial Services & Supplies 0.0%‡
Quad/Graphics, Inc.	6	125

Communications Equipment 0.6%
Cisco Systems, Inc.	81,744	3,517,444

Construction & Engineering 0.4%
Vinci S.A. (France)	23,247	2,232,760

Diversified Telecommunication Services 3.9%
♦AT&T, Inc.	123,798	3,975,154
BCE, Inc. (Canada)	107,369	4,348,173
CenturyLink, Inc.	81,461	1,518,433
Deutsche Telekom A.G., Registered (Germany) (k)	211,591	3,283,747
Singapore Telecommunications, Ltd. (Singapore)	597,496	1,348,886
Swisscom A.G., Registered (Switzerland)	4,819	2,154,296
TELUS Corp. (Canada)	59,803	2,124,368
♦Verizon Communications, Inc.	94,408	4,749,666

		23,502,723

	Shares	Value
Electric Utilities 4.1%
American Electric Power Co., Inc.	28,634	$1,982,905
Duke Energy Corp.	52,826	4,177,480
Entergy Corp.	38,651	3,122,614
FirstEnergy Corp.	66,710	2,395,556
PPL Corp.	93,273	2,662,944
Red Electrica Corp. S.A. (Spain)	122,191	2,486,039
Southern Co.	40,730	1,886,206
SSE PLC (United Kingdom)	114,631	2,048,023
Terna Rete Elettrica Nazionale S.p.A. (Italy)	739,482	3,990,271

		24,752,038

Electrical Equipment 0.8%
Eaton Corp. PLC	40,944	3,060,155
Emerson Electric Co.	24,473	1,692,063

		4,752,218

Equity Real Estate Investment Trusts 1.9%
Iron Mountain, Inc.	76,074	2,663,351
Public Storage	7,749	1,757,938
Unibail- Rodamco- Westfield (France) (k)	15,592	3,433,182
Welltower, Inc.	58,591	3,673,070

		11,527,541

Food Products 0.7%
Nestle S.A., Registered (Switzerland)	31,658	2,450,860
Orkla ASA (Norway)	234,271	2,051,432

		4,502,292

Gas Utilities 0.4%
Gas Natural SDG S.A. (Spain)	83,351	2,205,473

Health Care Providers & Services 0.2%
Sonic Healthcare, Ltd. (Australia)	77,318	1,406,294

Hotels, Restaurants & Leisure 0.8%
Las Vegas Sands Corp.	34,871	2,662,750
McDonald’s Corp.	12,757	1,998,894

		4,661,644

Household Durables 0.4%
Leggett & Platt, Inc.	48,574	2,168,343

Household Products 0.6%
Kimberly-Clark Corp.	19,751	2,080,571
Procter & Gamble Co.	22,302	1,740,894

		3,821,465

Industrial Conglomerates 0.3%
Siemens A.G., Registered (Germany)	14,080	1,860,660

Insurance 3.3%
Allianz S.E., Registered (Germany)	18,427	3,807,725
Arthur J. Gallagher & Co.	22,397	1,462,076

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Insurance (continued)
Assicurazioni Generali S.p.A. (Italy)	83,162	$1,392,504
AXA S.A. (France)	154,039	3,773,837
MetLife, Inc.	64,734	2,822,402
Muenchener Rueckversicherungs-Gesellschaft A.G., Registered (Germany)	20,507	4,345,901
SCOR S.E. (France)	50,180	1,861,435

		19,465,880

Media 0.0%‡
ION Media Networks, Inc. (f)(g)(i)(k)(l)	8	4,954

Multi-Utilities 1.7%
Ameren Corp.	31,847	1,937,890
Dominion Energy, Inc.	43,471	2,963,853
National Grid PLC (United Kingdom)	324,143	3,586,150
WEC Energy Group, Inc.	29,295	1,893,922

		10,381,815

Oil, Gas & Consumable Fuels 4.9%
Enterprise Products Partners, L.P.	119,262	3,299,980
Equinor ASA (Norway)	77,492	2,050,935
Exxon Mobil Corp.	39,502	3,268,000
Magellan Midstream Partners, L.P.	33,737	2,330,552
Occidental Petroleum Corp.	45,644	3,819,490
Pembina Pipeline Corp. (Canada)	74,246	2,571,346
Royal Dutch Shell PLC, Class A, Sponsored ADR (Netherlands)	66,057	4,573,126
Snam S.p.A. (Italy)	614,549	2,560,122
♦TOTAL S.A. (France)	76,074	4,626,162

		29,099,713

Personal Products 0.4%
Unilever PLC (United Kingdom)	49,330	2,728,786

Pharmaceuticals 3.9%
AstraZeneca PLC, Sponsored ADR (United Kingdom)	127,011	4,459,356
♦GlaxoSmithKline PLC (United Kingdom)	223,403	4,507,333
Johnson & Johnson	13,986	1,697,061
Merck & Co., Inc.	31,847	1,933,113
Novartis A.G., Registered (Switzerland)	33,548	2,541,078
Pfizer, Inc.	99,700	3,617,116
Roche Holding A.G. (Switzerland)	11,056	2,460,128
Sanofi (France)	24,192	1,937,113

		23,152,298

Semiconductors & Semiconductor Equipment 1.3%
Intel Corp.	37,706	1,874,365
QUALCOMM, Inc.	32,981	1,850,893
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Taiwan)	37,612	1,375,095

	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Texas Instruments, Inc.	25,515	$2,813,029

		7,913,382

Software 0.5%
Micro Focus International PLC (United Kingdom)	60,009	1,043,497
Microsoft Corp.	20,034	1,975,553

		3,019,050

Tobacco 2.7%
Altria Group, Inc.	72,105	4,094,843
British American Tobacco PLC (United Kingdom)	55,945	2,825,443
British American Tobacco PLC Sponsored ADR (United Kingdom)	26,649	1,344,442
Imperial Brands PLC (United Kingdom)	120,018	4,468,908
Philip Morris International, Inc.	39,880	3,219,911

		15,953,547

Wireless Telecommunication Services 1.1%
Rogers Communications, Inc., Class B (Canada)	58,249	2,766,567
Vodafone Group PLC (United Kingdom)	1,617,127	3,918,585

		6,685,152

Total Common Stocks (Cost $240,508,945)		255,620,499

	Principal Amount
Short-Term Investments 5.6%
Repurchase Agreement 4.2%
Fixed Income Clearing Corp. 0.94%, dated 6/29/18 due 7/2/18 Proceeds at Maturity $24,917,244 (Collateralized by Government Agency securities with rates between 1.25% and 1.625% and maturity dates between 10/2/19 and 1/21/20, with a Principal Amount of $25,610,000 and a Market Value of $25,418,683)	$24,915,292	24,915,292

Total Repurchase Agreement (Cost $24,915,292)		24,915,292

22	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Short-Term Investments (continued)
U.S. Government & Federal Agencies 1.4%
United States Treasury Bills 1.828%, due 7/26/18 (m)	$8,275,000	$8,264,656

Total U.S. Government & Federal Agencies (Cost $8,264,656)		8,264,656

Total Short-Term Investments (Cost $33,179,948)		33,179,948

Total Investments (Cost $580,288,795)	99.3%	592,332,207
Other Assets, Less Liabilities	0.7	4,246,883
Net Assets	100.0%	$596,579,090

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of June 30, 2018.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Fixed to floating rate—Rate shown was the rate in effect as of June 30, 2018.

(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(e)	Step coupon—Rate shown was the rate in effect as of June 30, 2018.
(f)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of June 30, 2018, the total market value of fair valued securities was $278,139, which represented less than one-tenth of a percent of the Portfolio’s net assets.

(g)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(h)

Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of June 30, 2018.

(i)

Illiquid security—As of June 30, 2018, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $240,599, which represented less than one-tenth of a percent of the Portfolio’s net assets.

(j)

TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of June 30, 2018, the total net market value of these securities was $9,848,444, which represented 1.7% of the Portfolio’s net assets. All or a portion of these securities are a part of a mortgage dollar roll agreement.

(k)	Non-income producing security.

(l)	Restricted security.

(m)	Interest rate shown represents yield to maturity.

Foreign Currency Forward Contracts

As of June 30, 2018, the Portfolio held the following foreign currency forward contracts1:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	6,338,151	CAD	8,140,000	JPMorgan Chase Bank N.A.	8/1/18	$143,248
USD	34,001,501	EUR	27,735,000	JPMorgan Chase Bank N.A.	8/1/18	1,544,648
USD	19,073,924	GBP	13,625,000	JPMorgan Chase Bank N.A.	8/1/18	1,068,640
Total unrealized appreciation						2,756,536
JPY	2,059,000,000	USD	18,925,761	JPMorgan Chase Bank N.A.	8/1/18	(292,686)
Total unrealized depreciation						(292,686)
Net unrealized appreciation						$2,463,850

1.

Foreign Currency Forward Contracts are subject to limitations such that they cannot be “sold or repurchased,” although the Portfolio would be able to exit the transaction through other means, such as through the execution of an offsetting transaction.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

Futures Contracts

As of June 30, 2018, the Portfolio held the following futures contracts1:

Type	Number of Contracts Long (Short)	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
5-Year United States Treasury Note	171	September 2018	$19,324,332	$19,428,539	$104,207
10-Year United States Treasury Note	92	September 2018	10,936,709	11,057,250	120,541
10-Year United States Treasury Ultra Note	(15)	September 2018	(1,900,754)	(1,923,515)	(22,761)
Euro Stoxx 50	645	September 2018	26,017,782	25,542,064	(475,718)
Nikkei 225	210	September 2018	21,163,801	21,077,768	(86,033)
Standard & Poor’s 500 Index Mini	485	September 2018	66,398,760	65,998,800	(399,960)
United States Treasury Ultra Bond	142	September 2018	21,894,962	22,657,875	762,913

			$163,835,592	$163,838,781	$3,189

1.	As of June 30, 2018, cash in the amount of $6,335,938 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2018.

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

CAD—Canadian Dollar

EUR—Euro

GBP—British Pound Sterling

JPY—Japanese Yen

LIBOR—London Interbank Offered Rate

TBD—To Be Determined

USD—United States Dollar

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018, for valuing the Portfolio’s assets and liabilities.

24	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$1,027,424	$—	$1,027,424
Corporate Bonds	—	230,847,712	—	230,847,712
Foreign Bonds	—	830,496	—	830,496
Loan Assignments (b)	—	30,219,936	2,537,188	32,757,124
Mortgage-Backed Securities (c)	—	1,704,900	235,645	1,940,545
U.S. Government & Federal Agencies	—	36,128,459	—	36,128,459

Total Long-Term Bonds	—	300,758,927	2,772,833	303,531,760

Common Stocks
Aerospace & Defense	1,730,925	3,512,093	—	5,243,018
Air Freight & Logistics	1,766,817	1,894,501	—	3,661,318
Auto Components	—	1,769,722	—	1,769,722
Automobiles	—	2,237,304	—	2,237,304
Banks	6,384,360	9,503,651	—	15,888,011
Beverages	3,312,487	1,421,218	—	4,733,705
Capital Markets	2,758,649	1,383,201	—	4,141,850
Chemicals	4,184,326	2,773,408	—	6,957,734
Construction & Engineering	—	2,232,760	—	2,232,760
Diversified Telecommunication Services	16,715,794	6,786,929	—	23,502,723
Electric Utilities	16,227,705	8,524,333	—	24,752,038
Food Products	—	4,502,292	—	4,502,292
Gas Utilities	—	2,205,473	—	2,205,473
Health Care Providers & Services	—	1,406,294	—	1,406,294
Industrial Conglomerates	—	1,860,660	—	1,860,660
Insurance	4,284,478	15,181,402	—	19,465,880
Multi-Utilities	6,795,665	3,586,150	—	10,381,815
Oil, Gas & Consumable Fuels	19,862,494	9,237,219	—	29,099,713
Personal Products	—	2,728,786	—	2,728,786
Pharmaceuticals	11,706,646	11,445,652	—	23,152,298
Software	1,975,553	1,043,497	—	3,019,050
Tobacco	8,659,196	7,294,351	—	15,953,547
Wireless Telecommunication Services	2,766,567	3,918,585	—	6,685,152
All Other Industries (d)	40,034,402	—	4,954	40,039,356

Total Common Stocks	149,166,064	106,449,481	4,954	255,620,499

Short-Term Investments
Repurchase Agreement	—	24,915,292	—	24,915,292
U.S. Government & Federal Agencies	—	8,264,656	—	8,264,656

Total Short-Term Investments	—	33,179,948	—	33,179,948
Total Investments in Securities	149,166,064	440,388,356	2,777,787	592,332,207

Other Financial Instruments
Foreign Currency Forward Contracts (e)	—	2,756,536	—	2,756,536
Futures Contracts (e)	987,661	—	—	987,661

Total Other Financial Instruments	987,661	2,756,536	—	3,744,197

Total Investments in Securities and Other Financial Instruments	$150,153,725	$443,144,892	$2,777,787	$596,076,404

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Foreign Currency Forward Contracts (e)	$—	$(292,686)	$—	$(292,686)
Futures Contracts (e)	(984,472)	—	—	(984,472)

Total Other Financial Instruments	$(984,472)	$(292,686)	$—	$(1,277,158)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)

The Level 3 securities valued at $1,112,368, $600,000 and $824,820 are held in Environmental Controls, Healthcare, Education & Childcare and Packaging & Containers, respectively, within the Loan Assignments section of the Portfolio of Investments.

(c)	The Level 3 security valued at $235,645 is held in Residential Mortgage (Collateralized Mortgage Obligation) within the Mortgage-Backed Securities section of the Portfolio of Investments.

(d)	The Level 3 security valued at $4,954 is held in Media within the Common Stocks section of the Portfolio of Investments.

(e)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As	of June 30, 2018, certain foreign equity securities with a market value of $120,576,167 transferred from Level 1 to Level 2 as the price of these securities were based on utilizing significant other observable inputs. As of December 31, 2017, the fair value obtained for these securities were based on utilizing quoted prices in active markets.

As of June 30, 2018, a loan assignment with a market value of $749,925 transferred from Level 3 to Level 2 as the fair value obtained from an independent pricing service, utilized significant other observable inputs. As of December 31, 2017, the fair value obtained for this loan assignment, as determined by an independent pricing service, utilized significant unobservable inputs.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2017	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers in to Level 3	Transfers out of Level 3	Balance as of June 30, 2018	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2018 (b)
Long-Term Bonds
Loan Assignments
Commercial Services	$478,782	$—	$—	$(2,382)	$—	$(476,400)	$—		$—	$—
Electrical Components & Equipment	749,925	—	—	—	—	—	—	(749,925)	—	—
Environmental Controls	—	19	—	(5,623)	1,117,972	—	—	—	1,112,368	(5,623)
Healthcare, Education & Childcare	588,000	745	—	11,255	—	—	—	—	600,000	11,255
Iron & Steel	958,272	(270)	1,767	(3,887)	—	(955,882)	—	—	—	—
Packaging & Containers	—	35	3	(2,106)	828,963	(2,075)	—	—	824,820	(2,106)
Mortgage-Backed Securities
Residential Mortgages (Collateralized Mortgage Obligations)	247,534	—	—	1,868	—	(13,757)	—	—	235,645	1,868
Common Stocks
Media	5,429	—	—	(475)	—	—	—	—	4,954	(475)

Total	$3,027,942	$529	$1,770	$(1,350)	$1,946,935	$(1,448,114)	$—	$(749,925)	$2,777,787	$4,919

(a)	Sales include principal reductions.
(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

26	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2018 (Unaudited)

Assets
Investment in securities, at value (identified cost $580,288,795)	$592,332,207
Cash collateral on deposit at broker for futures contracts	6,335,938
Cash denominated in foreign currencies (identified cost $122,593)	121,351
Receivables:
Investment securities sold	6,369,538
Dividends and interest	4,222,470
Variation margin on futures contracts	223,284
Fund shares sold	80,577
Securities lending income	2,652
Unrealized appreciation on foreign currency forward contracts	2,756,536
Other assets	2,774

Total assets	612,447,327

Liabilities
Due to custodian	449
Unrealized depreciation on unfunded commitments (see Note 5)	1,044
Payables:
Investment securities purchased	14,786,119
Manager (See Note 3)	281,041
Fund shares redeemed	256,447
NYLIFE Distributors (See Note 3)	83,406
Professional fees	39,658
Shareholder communication	34,121
Custodian	15,887
Trustees	916
Unrealized depreciation on foreign currency forward contracts	292,686
Interest expense and fees payable	63,373
Accrued expenses	13,090

Total liabilities	15,868,237

Net assets	$596,579,090

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$36,181
Additional paid-in capital	553,170,764

553,206,945
Undistributed net investment income	3,516,764
Accumulated net realized gain (loss) on investments, unfunded commitments, futures transactions and foreign currency transactions	25,379,391
Net unrealized appreciation (depreciation) on investments and futures contracts	12,046,601
Net unrealized appreciation (depreciation) on unfunded commitments	(1,044)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	2,430,433

Net assets	$596,579,090

Initial Class
Net assets applicable to outstanding shares	$192,565,229

Shares of beneficial interest outstanding	11,620,028

Net asset value per share outstanding	$16.57

Service Class
Net assets applicable to outstanding shares	$404,013,861

Shares of beneficial interest outstanding	24,560,898

Net asset value per share outstanding	$16.45

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Statement of Operations for the six months ended June 30, 2018 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$6,784,752
Interest	6,107,039
Securities lending	53,788
Other	65

Total income	12,945,644

Expenses
Manager (See Note 3)	1,731,513
Distribution/Service—Service Class (See Note 3)	513,144
Professional fees	54,336
Shareholder communication	44,949
Custodian	18,852
Interest expense	12,136
Trustees	6,715
Miscellaneous	17,247

Total expenses	2,398,892

Net investment income (loss)	10,546,752

Realized and Unrealized Gain (Loss) on Investments, Unfunded Commitments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	1,605,618
Futures transactions	(201,494)
Foreign currency forward transactions	(1,444,620)
Foreign currency transactions	31,189

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	(9,307)

Net change in unrealized appreciation (depreciation) on:
Investments	(31,998,806)
Futures contracts	(117,380)
Unfunded commitments	(1,044)
Foreign currency forward contracts	3,283,597
Translation of other assets and liabilities in foreign currencies	(48,920)

Net change in unrealized appreciation (depreciation) on investments, unfunded commitments, futures contracts and foreign currency transactions	(28,882,553)

Net realized and unrealized gain (loss) on investments, unfunded commitments, futures transactions and foreign currency transactions	(28,891,860)

Net increase (decrease) in net assets resulting from operations	$(18,345,108)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $520,325.

28	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2018 (Unaudited) and the year ended December 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$10,546,752	$16,541,048
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	(9,307)	33,645,098
Net change in unrealized appreciation (depreciation) on investments, unfunded commitments, futures contracts and foreign currency transactions	(28,882,553)	19,565,162

Net increase (decrease) in net assets resulting from operations	(18,345,108)	69,751,308

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(2,688,503)	(6,473,138)
Service Class	(5,161,230)	(11,725,551)

	(7,849,733)	(18,198,689)

Initial Class	—	(1,083,887)
Service Class	—	(1,963,370)

	—	(3,047,257)

Total dividends and distributions to shareholders	(7,849,733)	(21,245,946)

Capital share transactions:
Net proceeds from sale of shares	30,780,582	75,906,267
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	7,849,733	21,245,946
Cost of shares redeemed	(48,253,170)	(77,068,122)

Increase (decrease) in net assets derived from capital share transactions	(9,622,855)	20,084,091

Net increase (decrease) in net assets	(35,817,696)	68,589,453

Net Assets
Beginning of period	632,396,786	563,807,333

End of period	$596,579,090	$632,396,786

Undistributed net investment income at end of period	$3,516,764	$819,745

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,
Initial Class	2018*		2017	2016	2015	2014	2013
Net asset value at beginning of period	$17.29		$15.94	$15.31	$17.30	$17.70	$15.63

Net investment income (loss) (a)	0.30		0.49	0.54	0.64	0.80	0.69
Net realized and unrealized gain (loss) on investments	(0.84)		1.62	0.72	(1.36)	0.36	2.22
Net realized and unrealized gain (loss) on foreign currency transactions	0.05		(0.14)	0.14	0.14	0.23	(0.08)

Total from investment operations	(0.49)		1.97	1.40	(0.58)	1.39	2.83

Less dividends and distributions:
From net investment income	(0.23)		(0.54)	(0.68)	(0.80)	(1.04)	(0.76)
From net realized gain on investments	—		(0.08)	(0.09)	(0.61)	(0.75)	—

Total dividends and distributions	(0.23)		(0.62)	(0.77)	(1.41)	(1.79)	(0.76)

Net asset value at end of period	$16.57		$17.29	$15.94	$15.31	$17.30	$17.70

Total investment return (b)	(2.83%)		12.53%	9.30%	(3.50%)	8.10%	18.38%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.64	% ††	2.91%	3.47%	3.79%	4.44%	4.05%
Net expenses	0.62	% ††	0.62%	0.63%	0.63%	0.63%	0.64%
Interest expense and fees	0.00	% (c)	0.01%	—	—	—	—
Portfolio turnover rate	22	% (d)	26%	28%	35%	13%	22%
Net assets at end of period (in 000’s)	$192,565		$207,056	$202,450	$206,198	$234,670	$234,999

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Less than 0.01%.
(d)	The portfolio turnover rate not including mortgage dollar rolls was 20% for the six months ended June 30, 2018.

	Six months ended June 30,		Year ended December 31,
Service Class	2018*		2017	2016	2015	2014	2013
Net asset value at beginning of period	$17.17		$15.83	$15.21	$17.20	$17.57	$15.54

Net investment income (loss) (a)	0.28		0.44	0.50	0.59	0.74	0.63
Net realized and unrealized gain (loss) on investments	(0.84)		1.62	0.72	(1.35)	0.38	2.22
Net realized and unrealized gain (loss) on foreign currency transactions	0.05		(0.14)	0.14	0.14	0.23	(0.08)

Total from investment operations	(0.51)		1.92	1.36	(0.62)	1.35	2.77

Less dividends and distributions:
From net investment income	(0.21)		(0.50)	(0.65)	(0.76)	(0.97)	(0.74)
From net realized gain on investments	—		(0.08)	(0.09)	(0.61)	(0.75)	—

Total dividends and distributions	(0.21)		(0.58)	(0.74)	(1.37)	(1.72)	(0.74)

Net asset value at end of period	$16.45		$17.17	$15.83	$15.21	$17.20	$17.57

Total investment return (b)	(2.95%)		12.25%	9.03%	(3.74%)	7.83%	18.08%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.39	% ††	2.65%	3.20%	3.54%	4.12%	3.75%
Net expenses (including interest expense and fees)	0.87	% ††	0.87%	0.88%	0.88%	0.88%	0.89%
Interest expense and fees	0.00	% (c)	0.01%	—	—	—	—
Portfolio turnover rate	22	% (d)	26%	28%	35%	13%	22%
Net assets at end of period (in 000’s)	$404,014		$425,340	$361,357	$309,350	$284,391	$196,833

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Less than 0.01%.
(d)	The portfolio turnover rate not including mortgage dollar rolls was 20% for the six months ended June 30, 2018.

30	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and Notes relate to the MainStay VP Income Builder Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on January 29, 1993. Service Class shares commenced operations on June 4, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek current income consistent with reasonable opportunity for future growth of capital and income.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisors or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

31

Notes to Financial Statements (Unaudited) (continued)

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2018, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisors, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of June 30, 2018, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisors conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of June 30, 2018, certain foreign equity securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisors. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisors to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible

32	MainStay VP Income Builder Portfolio

bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of June 30, 2018, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or the Subadvisors might wish to sell, and these securities could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Portfolio. Under the supervision of the Board, the Manager or the Subadvisors determine the liquidity of the Portfolio’s investments; in doing so, the Manager or the Subadvisors may consider various factors, including: (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments, as shown in the Portfolio of Investments, was determined as of June 30, 2018 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of June 30, 2018, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio

33

Notes to Financial Statements (Unaudited) (continued)

intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, which are deemed by the Manager or the Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisors will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives.

The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds

34	MainStay VP Income Builder Portfolio

margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio may invest in futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio’s securities. The Portfolio may also use equity index futures contracts to increase the equity sensitivity to the Portfolio. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAVs and may result in a loss to the Portfolio. As of June 30, 2018, open futures contracts are shown in the Portfolio of Investments.

(J)  Foreign Currency Forward Contracts.  The Portfolio may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Portfolio is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract. The Portfolio may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Portfolio faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Portfolio’s assets. Moreover, there may be an imperfect correlation between the Portfolio’s holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Portfolio’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(K)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L)  Loan Assignments, Participations and Commitments.  The Portfolio may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate (“LIBOR”).

The loans in which the Portfolio may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

35

Notes to Financial Statements (Unaudited) (continued)

Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of June 30, 2018, the Portfolio held unfunded commitments. (see Note 5)

(M)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activity is reflected in the Statement of Operations. As of the six-month period ended June 30, 2018, the Portfolio did not have any portfolio securities on loan.

(N)  Restricted Securities.  Restricted securities, as disclosed in Note 6, are securities which have been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price.

(O)  Debt and Foreign Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

The Portfolio may invest in high-yield debt securities (sometimes called ‘‘junk bonds’’), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

The Portfolio may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Portfolio’s NAVs could go down and you could lose money.

In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

(P)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(Q)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into Treasury futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the

Portfolio’s securities. The Portfolio also entered into domestic and foreign equity index futures contracts to increase the equity sensitivity to the Portfolio. Foreign currency forward contracts were used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

36	MainStay VP Income Builder Portfolio

Fair value of derivative instruments as of June 30, 2018:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$—	$—	$987,661	$987,661
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	2,756,536	—	—	2,756,536

Total Fair Value		$2,756,536	$—	$987,661	$3,744,197

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized depreciation on investments and futures contracts (a)	$—	$(961,711)	$(22,761)	$(984,472)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	(292,686)	—	—	(292,686)

Total Fair Value		$(292,686)	$(961,711)	$(22,761)	$(1,277,158)

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2018:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$1,767,406	$(1,968,900)	$(201,494)
Forward Contracts	Net realized gain (loss) on foreign currency forward transactions	(1,444,620)	—	—	(1,444,620)

Total Realized Gain (Loss)		$(1,444,620)	$1,767,406	$(1,968,900)	$(1,646,114)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$(1,194,057)	$1,076,677	$(117,380)
Forward Contracts	Net change in unrealized appreciation (depreciation) on foreign currency forward contracts	3,283,597	—	—	3,283,597

Total Change in Unrealized Appreciation (Depreciation)		$3,283,597	$(1,194,057)	$1,076,677	$3,166,217

37

Notes to Financial Statements (Unaudited) (continued)

Average Notional Amount

	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts Long	$—	$116,556,853	$68,521,041	$185,077,894
Futures Contracts Short	$—	$—	$(35,161,469)	$(35,161,469)
Forward Contracts Long	$37,064,192	$—	$—	$37,064,192
Forward Contracts Short	$(82,102,691)	$—	$—	$(82,102,691)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement with New York Life Investments, MacKay Shields LLC (“MacKay Shields” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as a Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the fixed-income portion of the Portfolio. Pursuant to the terms of a Subadvisory Agreement with New York Life Investments, Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor” and, together with MacKay Shields, the “Subadvisors”), a registered investment adviser, also serves as a Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the equity portion of the Portfolio. Asset allocation decisions for the Portfolio are made by a committee chaired by MacKay Shields in collaboration with New York Life Investments. New York Life Investments pays for the services of the Subadvisors.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.57% up to $1 billion; and 0.55% in excess of $1 billion. During the six-month period ended June 30, 2018, the effective management fee rate was 0.57%.

During the six-month period ended June 30, 2018, New York Life Investments earned fees from the Portfolio in the amount of $1,731,513.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations.

For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of June 30, 2018, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$580,821,799	$31,047,689	$(19,537,281)	$11,510,408

During the year ended December 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$21,245,946	$—

38	MainStay VP Income Builder Portfolio

Note 5–Commitments and Contingencies

As of June 30, 2018, the Portfolio had unfunded commitments pursuant to the following loan agreement:

Borrower	Unfunded Commitments	Unrealized Depreciation
GFL Environmental, Inc.
2018 Delayed Draw Term Loan due 5/31/25	$138,182	$1,044

Commitments are available until maturity date.

Note 6–Restricted Securities

As of June 30, 2018, the Portfolio held the following restricted security.

Security	Date of Acquisition	Shares	Cost	6/30/18 Value	Percent of Net Assets
ION Media Networks, Inc.
Common Stock	3/11/14	8	$—	$4,954	0.0	%‡

‡	Less than one-tenth of a percent.

Note 7–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 8–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2018, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 9–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2018, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 10–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2018, purchases and sales of U.S. government securities were $33,167 and $14,521, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $90,776 and $112,052, respectively.

Note 11–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2018 and the year ended December 31, 2017, were as follows:

Initial Class	Shares	Amount
Six-month period ended June 30, 2018:
Shares sold	208,221	$3,508,116
Shares issued to shareholders in reinvestment of dividends and distributions	162,172	2,688,503
Shares redeemed	(723,437)	(12,227,753)

Net increase (decrease)	(353,044)	$(6,031,134)

Year ended December 31, 2017:
Shares sold	370,774	$6,169,091
Shares issued to shareholders in reinvestment of dividends and distributions	452,531	7,557,025
Shares redeemed	(1,548,361)	(25,938,117)

Net increase (decrease)	(725,056)	$(12,212,001)

39

Notes to Financial Statements (Unaudited) (continued)

Service Class	Shares	Amount
Six-month period ended June 30, 2018:
Shares sold	1,623,616	$27,272,466
Shares issued to shareholders in reinvestment of dividends and distributions	313,654	5,161,230
Shares redeemed	(2,152,861)	(36,025,417)

Net increase (decrease)	(215,591)	$(3,591,721)

Year ended December 31, 2017:
Shares sold	4,202,996	$69,737,176
Shares issued to shareholders in reinvestment of dividends and distributions	825,439	13,688,921
Shares redeemed	(3,076,815)	(51,130,005)

Net increase (decrease)	1,951,620	$32,296,092

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2018, events and transactions subsequent to June 30, 2018, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

40	MainStay VP Income Builder Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

41

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2018 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2018 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781626	MSVPIB10-08/18 (NYLIAC) NI522

MainStay VP Indexed Bond Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2018

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

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Message from the President

The six months ended June 30, 2018, saw mixed performance among stocks and bonds. U.S. stocks generally advanced during the reporting period, while international and emerging-market stocks declined.

According to FTSE-Russell data on U.S. stocks, the strongest performance came from the smallest companies during the reporting period, with growth stocks outperforming value stocks at all capitalization levels. While growth stocks provided positive total returns at all capitalization levels, value stocks of midcap and larger companies provided negative returns.

Among U.S. fixed-income securities, shorter-term instruments generally advanced during the first half of 2018, while longer-term bonds on balance declined. Although convertible bonds, bank loans and high-yield corporate bonds generated positive returns during the reporting period, most mortgage-backed securities declined. International and emerging-market bonds also provided negative total returns during the reporting period.

Several factors influenced the stock and bond markets during the first half of 2018. Major tax reforms were signed into law in December 2017 and boosted stock performance early in the reporting period. As the year progressed, however, trade tensions between the U.S. and several of its trading partners led to sustained market volatility, which adversely affected stock prices despite robust corporate earnings and profits. An historic meeting between leaders of the United States and North Korea lifted stock prices briefly in June 2018. While crude oil prices remained volatile, they generally rose during the reporting period, which helped many energy stocks.

The Federal Open Market Committee raised the federal funds target range twice during the reporting period, which led to rising U.S. Treasury yields across the maturity spectrum. The greatest increase occurred among 3-year U.S. Treasury notes, with yield increases tapering off for longer-term U.S. Treasury securities. When interest-rates rise, bond prices tend to decline (and vice versa), which may account for the negative performance of several fixed-income sectors during the reporting period.

Through the ups and downs of the stock and bond markets, MainStay VP portfolio managers seek to pursue the objectives of their individual Portfolios using the investment strategies and processes outlined in the prospectus. As a MainStay VP shareholder, your investments are guided by the market experience and professional insight of our portfolio managers as they seek to deliver long-term returns within prospectus guidelines and manage the specific risks of their respective Portfolios.

Whatever direction the markets may take, MainStay encourages shareholders to maintain a long-term investment perspective. The report that follows contains additional information on the market events, investment decisions and specific securities that shaped the performance of your MainStay VP Portfolio during the six months ended June 30, 2018. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2018

Class	Inception Date	Six Months	One Year	Since Inception	Gross Expense Ratio[2]
Initial Class Shares	5/1/2017	–1.92%	–0.98%	–0.45%	0.37%
Service Class Shares	5/1/2017	–2.04	–1.23	–0.69	0.62

Benchmark Performance	Six Months	One Year	Since Inception
Bloomberg Barclays U.S. Aggregate Bond Index[3]	–1.62%	–0.40%	0.23%
Morningstar Intermediate-Term Bond Category Average[4]	–1.55	–0.36	0.25

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	The Bloomberg Barclays U.S. Aggregate Bond Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Morningstar Intermediate-Term Bond Category Average is representative of funds that invest primarily in corporate and other investment-grade U.S. fixed-income issues and typically have durations of 3.5 to 6.0 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Indexed Bond Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2018, to June 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2018, to June 30, 2018. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/18	Ending Account Value (Based on Actual Returns and Expenses) 6/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$980.80	$1.57	$1,023.20	$1.61	0.32%

Service Class Shares	$1,000.00	$979.60	$2.80	$1,022.00	$2.86	0.57%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the exchange-traded funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Indexed Bond Portfolio

Portfolio Composition as of June 30, 2018 (Unaudited)

See Portfolio of Investments beginning on page 9 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of June 30, 2018 (excluding short-term investments) (Unaudited)

1.	United States Treasury Notes, 1.125%–2.875%, due 12/15/18–5/15/28

2.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 2.50%–6.00%, due 5/1/19–6/1/48 TBA

3.	United States Treasury Bonds, 2.75%–4.625%, due 2/15/36–2/15/48

4.	Government National Mortgage Association (Mortgage Pass-Through Securities), 2.50%–5.00%, due 11/20/42–4/20/48

5.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 2.375%–5.50%, due 6/1/19–6/1/48
6.	iShares 1-3 Year Credit Bond ETF

7.	European Investment Bank, 1.25%–2.25%, due 5/15/19–8/15/22

8.	Federal Home Loan Bank, 1.375%–2.625%, due 3/18/19–5/28/20

9.	Goldman Sachs Group, Inc., 2.905%–4.80%, due 7/24/23–7/8/44

10.	AT&T, Inc., 3.20%–5.45%, due 3/1/22–3/1/47

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of Donald F. Serek, CFA, Thomas J. Girard, Kenneth Sommer and AJ Rzad, CFA of NYL Investors LLC, the Portfolio’s Subadvisor.

How did MainStay VP Indexed Bond Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2018?

During the six months ended June 30, 2018, MainStay VP Indexed Bond Portfolio returned –1.92% for Initial Class shares and –2.04% for Service Class shares. Over the same period, both share classes underperformed the –1.62% return of the Bloomberg Barclays U.S. Aggregate Bond Index,1 which is the Portfolio’s broad-based securities-market index. Although the Portfolio seeks investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Portfolio’s broad-based securities-market index, the Portfolio’s performance will typically lag that of the Index because the Portfolio incurs fees and expenses that the Index does not. During the six months ended June 30, 2018, both share classes underperformed the –1.55% return of the Morningstar Intermediate-Term Bond Category Average.2

Were there any changes to the Portfolio during the reporting period?

Effective May 4, 2018, AJ Rzad was added as a portfolio manager of the Portfolio and Donald Serek no longer served as a portfolio manager of the Portfolio. Thomas J. Girard served as a portfolio manager of the Portfolio until June 2018. For more information please see supplement dated May 4, 2018.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

During the reporting period, the Portfolio used U.S. Treasury futures to reduce variations between the Portfolio and its benchmark. These trades reduced tracking error for the Portfolio and its benchmark.

During the reporting period, which credit-rating categories were strong performers and which credit rating categories were weak?

During the reporting period, the highest-quality securities were the strongest performers. Credit rated AA and AAA3 had the highest excess returns. BBB-rated4 credit followed credit rated AAA/AA. Credit rated A slightly underperformed BBB-rated credit. All the credit rating categories produced negative excess returns and underperformed comparable-duration5 U.S. Treasury securities.

What was the Portfolio’s duration strategy during the reporting period?

The Portfolio has a passive strategy that attempts to replicate the duration of its benchmark. The Portfolio’s duration strategy had a neutral impact on performance during the reporting period. As of June 30, 2018, the Portfolio’s duration was approximately 5.98 years, compared to a duration of 5.98 years for the Bloomberg Barclays U.S. Aggregate Bond Index.

Which market segments made the strongest contributions to the Portfolio’s performance, and which market segments detracted the most?

During the reporting period, all the broad sectors in the Bloomberg Barclays U.S. Aggregate Bond Index, except for asset-backed securities, produced negative total returns. In the asset-backed securities sector, the auto subcomponent was the best performer. The corporate sector was the worst-performing sector. Industrials, utilities and financials all underperformed the non-corporate segment. In the non-corporate sector, the supranational subsector was the best performer. Among securitized products, asset-backed securities outperformed mortgage-backed securities and commercial mortgage-backed securities. During the reporting period, U.S. government agencies underperformed U.S. Treasury securities.

Were there any significant changes to the Portfolio’s benchmark during the reporting period?

No changes to the Bloomberg Barclays U.S. Aggregate Bond Index were material enough to lead us to change the Portfolio’s investment strategy.

1.	See footnote on page 5 for more information on the Bloomberg Barclays U.S. Aggregate Bond Index.
2.	See footnote on page 5 for more information on the Morningstar Intermediate-Term Bond Category Average.
3.

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Portfolio.

4.

An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Portfolio.

5.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

8	MainStay VP Indexed Bond Portfolio

Portfolio of Investments June 30, 2018 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 94.9%† Asset-Backed Securities 0.5%
Automobile 0.3%
Ally Auto Receivables Trust Series 2018-3, Class A3 3.00%, due 1/17/23	$99,000	$98,993
Ford Credit Floorplan Master Owner Trust Series 2017-2, Class A1 2.16%, due 9/15/22	300,000	294,166
Hyundai Auto Lease Securitization Trust Series 2018-B, Class A3 3.04%, due 10/15/21 (a)	100,000	99,936
Hyundai Auto Receivables Trust Series 2016-A, Class A3 1.56%, due 9/15/20	81,658	81,253
Mercedes Benz Auto Lease Trust Series 2017-A, Class A3 1.79%, due 4/15/20	100,000	99,395

		673,743

Credit Cards 0.2%
Chase Issuance Trust Series 2015-A7, Class A7 1.62%, due 7/15/20	100,000	99,969
Discover Card Execution Note Trust Series 2014-A4, Class A4 2.12%, due 12/15/21	200,000	198,925

		298,894

Total Asset-Backed Securities (Cost $982,027)		972,637

Corporate Bonds 24.3%
Aerospace & Defense 0.5%
Boeing Co. 3.25%, due 3/1/28	100,000	97,645
General Dynamics Corp. 3.00%, due 5/11/21	125,000	124,599
Lockheed Martin Corp. 4.07%, due 12/15/42	125,000	120,264
Northrop Grumman Corp. 7.75%, due 2/15/31	100,000	133,884
Raytheon Co. 3.15%, due 12/15/24	125,000	122,759
Rockwell Collins, Inc. 3.50%, due 3/15/27	100,000	95,040
United Technologies Corp. 2.65%, due 11/1/26	300,000	270,482

		964,673

	Principal Amount	Value
Apparel 0.0% ‡
Nike, Inc. 3.625%, due 5/1/43	$50,000	$46,455

Auto Manufacturers 0.5%
Ford Motor Credit Co. LLC 3.219%, due 1/9/22	600,000	586,977
General Motors Financial Co., Inc. 4.35%, due 1/17/27	330,000	319,313
Toyota Motor Credit Corp. 2.25%, due 10/18/23	140,000	131,854

		1,038,144

Banks 6.7%
Bank of America Corp.
3.248%, due 10/21/27	200,000	186,394
3.30%, due 1/11/23	410,000	403,985
3.419%, due 12/20/28 (b)	250,000	235,419
5.00%, due 1/21/44	155,000	164,174
Bank of New York Mellon Corp.
2.50%, due 4/15/21	350,000	343,559
3.00%, due 2/24/25	205,000	196,946
Bank of Nova Scotia 2.70%, due 3/7/22	475,000	464,280
Barclays PLC 5.25%, due 8/17/45	200,000	195,209
BB&T Corp.
2.05%, due 5/10/21	350,000	338,196
2.75%, due 4/1/22	125,000	122,098
BNP Paribas S.A. 3.25%, due 3/3/23	220,000	217,643
Capital One Financial Co. 3.05%, due 3/9/22	350,000	343,025
Citigroup, Inc.
3.375%, due 3/1/23	450,000	442,974
4.45%, due 9/29/27	365,000	359,026
4.65%, due 7/30/45	80,000	79,610
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. 5.25%, due 5/24/41	200,000	224,054
Credit Suisse Group Funding Guernsey, Ltd. 3.80%, due 6/9/23	250,000	246,757
Fifth Third Bank 2.25%, due 6/14/21	350,000	340,996
♦Goldman Sachs Group, Inc.
2.905%, due 7/24/23 (b)	700,000	674,219
3.85%, due 1/26/27	255,000	244,884
4.80%, due 7/8/44	110,000	109,140

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of June 30, 2018, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	9

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
HSBC Holdings PLC
2.65%, due 1/5/22	$420,000	$406,657
3.90%, due 5/25/26	450,000	440,024
JPMorgan Chase & Co.
4.25%, due 10/1/27	750,000	744,515
4.26%, due 2/22/48 (b)	130,000	122,367
KeyBank Na/Cleveland OH 2.40%, due 6/9/22	250,000	240,047
KfW
1.50%, due 4/20/20	405,000	396,569
2.125%, due 3/7/22	605,000	589,183
Lloyds Banking Group PLC 3.75%, due 1/11/27	200,000	189,050
Mitsubishi UFJ Financial Group, Inc. 3.455%, due 3/2/23	250,000	247,850
Morgan Stanley
3.625%, due 1/20/27	575,000	552,130
4.10%, due 5/22/23	275,000	276,050
National Australia Bank, Ltd. 2.50%, due 5/22/22	250,000	239,548
PNC Bank N.A. 2.625%, due 2/17/22	250,000	243,756
Royal Bank of Canada 2.75%, due 2/1/22	220,000	216,073
Royal Bank of Scotland Group PLC 3.875%, due 9/12/23	200,000	194,284
Santander UK PLC 2.375%, due 3/16/20	350,000	344,693
State Street Corp. 4.375%, due 3/7/21	200,000	206,399
Sumitomo Mitsui Banking Corp. 2.65%, due 7/23/20	550,000	543,040
Toronto-Dominion Bank 2.50%, due 12/14/20	220,000	216,455
U.S. Bank N.A. 2.00%, due 1/24/20	600,000	591,202
Wells Fargo & Co.
3.00%, due 4/22/26	565,000	523,781
3.50%, due 3/8/22	170,000	169,445
4.75%, due 12/7/46	90,000	87,091
Westpac Banking Corp. 2.80%, due 1/11/22	220,000	214,860

		13,927,657

Beverages 0.7%
Anheuser-Busch InBev Finance, Inc. 4.90%, due 2/1/46	320,000	329,081
Anheuser-Busch InBev Worldwide, Inc.
2.50%, due 7/15/22	180,000	173,786
4.00%, due 4/13/28	175,000	174,594

	Principal Amount	Value
Beverages (continued)
Coca Cola Co. 2.25%, due 9/1/26	$140,000	$126,551
Constellation Brands, Inc. 3.60%, due 2/15/28	75,000	70,892
Diageo Capital PLC 5.875%, due 9/30/36	108,000	132,244
Maple Escrow Subsidiary, Inc. 4.985%, due 5/25/38 (a)	50,000	50,318
Molson Coors Brewing Co. 4.20%, due 7/15/46	50,000	44,890
PepsiCo, Inc.
2.75%, due 3/1/23	165,000	161,227
2.85%, due 2/24/26	100,000	95,337
4.45%, due 4/14/46	80,000	83,915

		1,442,835

Biotechnology 0.5%
Amgen, Inc.
2.70%, due 5/1/22	90,000	87,420
3.125%, due 5/1/25	125,000	119,624
4.40%, due 5/1/45	90,000	85,777
Baxalta, Inc. 3.60%, due 6/23/22	130,000	128,664
Celgene Corp.
3.55%, due 8/15/22	90,000	89,315
3.625%, due 5/15/24	250,000	243,901
Gilead Sciences, Inc.
3.65%, due 3/1/26	215,000	212,267
4.60%, due 9/1/35	90,000	92,627

		1,059,595

Building Materials 0.0%‡
Johnson Controls International PLC 6.00%, due 1/15/36	50,000	57,491

Chemicals 0.3%
Dow Chemical Co. 3.00%, due 11/15/22	220,000	214,245
Mosaic Co. 4.05%, due 11/15/27	200,000	191,128
Nutrien, Ltd. 5.875%, due 12/1/36	100,000	113,930
Sherwin-williams Co. 3.95%, due 1/15/26	125,000	124,504

		643,807

Commercial Services 0.0%‡
Ecolab, Inc. 2.70%, due 11/1/26	100,000	92,418

10	MainStay VP Indexed Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Computers 0.6%
Apple, Inc.
2.15%, due 2/9/22	$90,000	$87,206
2.90%, due 9/12/27	365,000	342,641
3.35%, due 2/9/27	11,000	10,742
4.25%, due 2/9/47	90,000	91,282
4.50%, due 2/23/36	120,000	128,772
Dell International LLC / EMC Corp. 5.45%, due 6/15/23 (a)	220,000	230,260
Hewlett Packard Enterprise Co. 4.40%, due 10/15/22	90,000	92,255
IBM Corp. 3.45%, due 2/19/26	130,000	128,177
International Business Machines Corp. 1.875%, due 8/1/22	150,000	140,893

		1,252,228

Cosmetics & Personal Care 0.3%
Colgate-Palmolive Co. 1.75%, due 3/15/19	220,000	218,817
Procter & Gamble Co.
1.90%, due 11/1/19	220,000	217,705
2.70%, due 2/2/26	100,000	94,958
Unilever Capital Corp. 3.10%, due 7/30/25	100,000	97,256

		628,736

Diversified Financial Services 0.3%
American Express Co. 3.40%, due 2/27/23	180,000	177,910
GE Capital International Funding Co. 3.373%, due 11/15/25	210,000	201,563
National Rural Utilities Cooperative Finance Corp. 2.70%, due 2/15/23	90,000	87,359
Visa, Inc. 2.80%, due 12/14/22	200,000	196,324

		663,156

Electric 1.1%
Commonwealth Edison Co. 3.65%, due 6/15/46	190,000	175,170
Consolidated Edison Co. of New York, Inc. 5.85%, due 3/15/36	200,000	234,958
DTE Electric Co. 3.375%, due 3/1/25	90,000	88,742
Duke Energy Carolinas LLC
3.875%, due 3/15/46	190,000	181,690
4.00%, due 9/30/42	100,000	97,975
Edison International 2.95%, due 3/15/23	90,000	86,461
Emera U.S. Finance, L.P. 2.70%, due 6/15/21	90,000	87,598

	Principal Amount	Value
Electric (continued)
Florida Power & Light Co.
2.75%, due 6/1/23	$90,000	$87,881
3.80%, due 12/15/42	100,000	97,926
MidAmerican Energy Co. 3.95%, due 8/1/47	165,000	160,918
Ohio Power Co. Series G 6.60%, due 2/15/33	100,000	127,984
PPL Electric Utilities Corp. 3.95%, due 6/1/47	75,000	73,118
San Diego Gas & Electric Co. 4.15%, due 5/15/48	100,000	100,288
Southern California Edison Co. 4.125%, due 3/1/48	100,000	94,613
Southern Co.
2.95%, due 7/1/23	90,000	86,815
4.40%, due 7/1/46	125,000	122,034
Virginia Electric & Power Co. 4.00%, due 1/15/43	180,000	171,990
Xcel Energy, Inc. 3.30%, due 6/1/25	90,000	87,069

		2,163,230

Environmental Controls 0.1%
Republic Services, Inc. 3.20%, due 3/15/25	125,000	120,274
Waste Management, Inc. 3.15%, due 11/15/27	125,000	117,377

		237,651

Food 0.2%
General Mills, Inc.
3.15%, due 12/15/21	90,000	88,863
4.20%, due 4/17/28	50,000	48,818
Kraft Heinz Foods Co. 3.00%, due 6/1/26	275,000	247,644
Sysco Corp. 3.25%, due 7/15/27	125,000	117,076

		502,401

Forest Products & Paper 0.3%
Fibria Overseas Finance, Ltd.
4.00%, due 1/14/25	200,000	184,600
5.50%, due 1/17/27	200,000	199,000
International Paper Co. 3.80%, due 1/15/26	130,000	126,249

		509,849

Health Care—Products 0.5%
Abbott Laboratories 3.75%, due 11/30/26	300,000	294,877
Becton Dickinson & Co. 3.70%, due 6/6/27	225,000	212,985

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Health Care—Products (continued)
Medtronic, Inc. 4.625%, due 3/15/45	$210,000	$222,609
Stryker Corp. 3.65%, due 3/7/28	100,000	97,277
Thermo Fisher Scientific, Inc. 2.95%, due 9/19/26	140,000	129,335

		957,083

Health Care—Services 0.4%
Aetna, Inc. 6.625%, due 6/15/36	100,000	123,416
Anthem, Inc. 4.375%, due 12/1/47	200,000	184,564
Laboratory Corporation of America Holdings 3.60%, due 2/1/25	125,000	122,065
Unitedhealth Group, Inc. 3.10%, due 3/15/26	500,000	477,169

		907,214

Housewares 0.1%
Newell Brands, Inc. 3.85%, due 4/1/23	165,000	162,527

Insurance 0.5%
Allstate Corp. 5.35%, due 6/1/33	100,000	112,273
American International Group, Inc.
3.75%, due 7/10/25	90,000	86,934
6.25%, due 5/1/36	100,000	113,988
Berkshire Hathaway Finance Corp. 4.30%, due 5/15/43	170,000	171,251
Chubb INA Holdings, Inc. 3.35%, due 5/3/26	90,000	87,261
Metlife, Inc. 3.00%, due 3/1/25	165,000	156,595
Prudential Financial, Inc. 4.50%, due 11/15/20	205,000	211,038

		939,340

Internet 0.1%
Amazon.com, Inc. 3.875%, due 8/22/37	250,000	244,028

Iron & Steel 0.1%
Vale Overseas, Ltd. 6.875%, due 11/21/36	100,000	112,270

Machinery—Construction & Mining 0.1%
Caterpillar, Inc. 5.30%, due 9/15/35	150,000	172,661

	Principal Amount	Value
Machinery—Diversified 0.1%
Deere & Co. 3.90%, due 6/9/42	$150,000	$148,347

Media 0.9%
21st Century Fox America, Inc. 3.00%, due 9/15/22	300,000	293,889
Charter Communications Operating LLC / Charter Communications Operating Capital 4.908%, due 7/23/25	520,000	525,140
Comcast Corp.
1.625%, due 1/15/22	300,000	281,373
3.40%, due 7/15/46	275,000	223,003
Discovery Communications LLC 3.95%, due 3/20/28	125,000	118,377
Walt Disney Co. 2.35%, due 12/1/22	250,000	239,966
Warner Media LLC 3.60%, due 7/15/25	130,000	123,606

		1,805,354

Mining 0.2%
Barrick North America Finance LLC 5.70%, due 5/30/41	75,000	83,198
BHP Billiton Finance USA, Ltd. 3.85%, due 9/30/23	210,000	215,492
Rio Tinto Finance USA, Ltd. 3.75%, due 6/15/25	200,000	201,164

		499,854

Miscellaneous—Manufacturing 0.2%
Eaton Corp. 4.00%, due 11/2/32	100,000	99,542
General Electric Co. 4.125%, due 10/9/42	275,000	255,407
Parker-Hannifin Corp. 4.20%, due 11/21/34	50,000	50,870

		405,819

Multi-National 1.4%
♦European Investment Bank
1.25%, due 5/15/19	445,000	440,385
2.25%, due 8/15/22	750,000	730,349
Inter-American Development Bank
1.00%, due 5/13/19	525,000	518,188
1.75%, due 4/14/22	450,000	433,505
International Bank for Reconstruction & Development 2.00%, due 1/26/22	750,000	729,018

		2,851,445

12	MainStay VP Indexed Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas 1.5%
Anadarko Petroleum Corp. 5.55%, due 3/15/26	$155,000	$166,116
Apache Corp. 2.625%, due 1/15/23	250,000	237,277
BP Capital Markets PLC Co. 3.588%, due 4/14/27	230,000	226,722
Canadian Natural Resources, Ltd. 6.25%, due 3/15/38	75,000	87,105
Cenovus Energy, Inc. 5.25%, due 6/15/37	150,000	148,166
Chevron Corp. 3.191%, due 6/24/23	205,000	203,975
ConocoPhillips Co. 5.95%, due 3/15/46	70,000	87,098
Devon Energy Corp. 4.75%, due 5/15/42	100,000	97,626
EOG Resources, Inc. 3.90%, due 4/1/35	90,000	87,316
Equinor ASA 5.10%, due 8/17/40	175,000	194,773
Exxon Mobil Corp. 4.114%, due 3/1/46	190,000	193,390
Hess Corp. 7.125%, due 3/15/33	75,000	86,745
Marathon Petroleum Corp. 5.125%, due 3/1/21	500,000	520,184
Nabors Industries, Inc. 5.00%, due 9/15/20	150,000	151,125
Occidental Petroleum Corp. 3.00%, due 2/15/27	90,000	85,009
Petroleos Mexicanos 6.50%, due 6/2/41	250,000	235,100
Shell International Finance B.V.
2.375%, due 8/21/22	140,000	135,460
3.75%, due 9/12/46	250,000	232,388

		3,175,575

Oil & Gas Services 0.1%
Halliburton Co. 3.80%, due 11/15/25	225,000	223,391

Pharmaceuticals 1.3%
AbbVie, Inc.
3.20%, due 11/6/22	250,000	245,878
4.70%, due 5/14/45	90,000	89,025
Allergan Funding SCS 3.80%, due 3/15/25	180,000	174,788
AstraZeneca PLC 6.45%, due 9/15/37	250,000	309,421

	Principal Amount	Value
Pharmaceuticals (continued)
CVS Health Corp.
2.75%, due 12/1/22	$205,000	$196,477
4.30%, due 3/25/28	100,000	98,641
5.05%, due 3/25/48	200,000	203,539
Express Scripts Holding Co. 3.90%, due 2/15/22	200,000	200,177
GlaxoSmithKline Capital, Inc. 3.875%, due 5/15/28	125,000	125,985
Johnson & Johnson 4.95%, due 5/15/33	190,000	215,932
Merck & Co., Inc. 3.70%, due 2/10/45	100,000	95,068
Mylan, Inc.
4.20%, due 11/29/23	50,000	50,047
5.20%, due 4/15/48 (a)	50,000	48,077
Novartis Capital Corp. 4.00%, due 11/20/45	130,000	130,363
Pfizer, Inc.
3.00%, due 6/15/23	90,000	88,938
4.00%, due 12/15/36	250,000	250,112
Teva Pharmaceutical Finance Netherlands III B.V. 3.15%, due 10/1/26	150,000	120,559

		2,643,027

Pipelines 0.7%
Enbridge, Inc. 4.50%, due 6/10/44	100,000	91,651
Energy Transfer Partners, L.P. 4.05%, due 3/15/25	205,000	198,074
Enterprise Products Operating LLC 3.70%, due 2/15/26	400,000	390,852
Kinder Morgan Energy Partners, L.P. 5.80%, due 3/15/35	125,000	127,732
Kinder Morgan, Inc. 4.30%, due 6/1/25	255,000	254,368
Phillips 66 Partners, L.P. 4.68%, due 2/15/45	100,000	93,738
Plains All American Pipeline, L.P. / PAA Finance Corp. 3.65%, due 6/1/22	90,000	88,222
Transcanada Pipelines 4.875%, due 1/15/26	130,000	135,949
Williams Partners, L.P. 3.35%, due 8/15/22	165,000	161,253

		1,541,839

Real Estate 0.0%‡
Prologis, L.P. 3.75%, due 11/1/25	90,000	89,874

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Real Estate Investment Trusts 0.3%
American Tower Corp. 5.00%, due 2/15/24	$80,000	$82,963
AvalonBay Communities, Inc. 2.90%, due 10/15/26	90,000	83,428
ERP Operating, L.P. 3.25%, due 8/1/27	100,000	95,095
Simon Property Group, L.P.
3.375%, due 6/15/27	130,000	124,337
4.25%, due 11/30/46	200,000	193,710

		579,533

Retail 0.5%
Home Depot, Inc.
2.125%, due 9/15/26	90,000	80,273
4.25%, due 4/1/46	170,000	171,021
Lowe’s Cos., Inc. 4.05%, due 5/3/47	175,000	165,533
McDonald’s Corp. 3.375%, due 5/26/25	280,000	275,143
Target Corp. 3.50%, due 7/1/24	125,000	125,509
Walmart, Inc.
3.30%, due 4/22/24	140,000	139,379
4.30%, due 4/22/44	150,000	156,392

		1,113,250

Semiconductors 0.3%
Applied Materials, Inc. 5.10%, due 10/1/35	100,000	109,564
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.00%, due 1/15/22	90,000	87,539
Intel Corp. 3.70%, due 7/29/25	250,000	251,634
QUALCOMM, Inc. 4.65%, due 5/20/35	100,000	101,298

		550,035

Software 0.6%
Fidelity National Information Services, Inc. 3.50%, due 4/15/23	48,000	47,441
Microsoft Corp.
2.40%, due 2/6/22	205,000	200,653
3.30%, due 2/6/27	180,000	177,242
4.25%, due 2/6/47	280,000	297,013
Oracle Corp.
2.95%, due 5/15/25	200,000	190,932
4.00%, due 7/15/46	90,000	84,922
5.375%, due 7/15/40	150,000	169,210

		1,167,413

	Principal Amount	Value
Sovereign 0.1%
Svensk Exportkredit AB 2.375%, due 3/9/22	$200,000	$195,907

Telecommunications 1.4%
♦AT&T, Inc.
3.20%, due 3/1/22	130,000	127,570
4.25%, due 3/1/27	600,000	587,229
5.45%, due 3/1/47	305,000	299,384
Cisco Systems, Inc. 2.95%, due 2/28/26	205,000	196,980
Deutsche Telekom International Finance B.V. 8.75%, due 6/15/30	100,000	132,522
Orange S.A. 5.375%, due 7/8/19	205,000	209,991
Telefonica Emisiones SAU 7.045%, due 6/20/36	150,000	180,307
Verizon Communications, Inc.
3.125%, due 3/16/22	250,000	246,577
4.125%, due 3/16/27	400,000	395,856
5.50%, due 3/16/47	300,000	314,358
Vodafone Group PLC 4.375%, due 5/30/28	200,000	197,623

		2,888,397

Transportation 0.8%
Burlington Northern Santa Fe LLC 3.25%, due 6/15/27	90,000	87,178
Canadian National Railway Co. 6.25%, due 8/1/34	100,000	125,083
CSX Corp. 3.70%, due 11/1/23	300,000	301,031
FedEx Corp. 2.625%, due 8/1/22	130,000	126,297
3.20%, due 2/1/25	125,000	120,882
Norfolk Southern Corp.
3.942%, due 11/1/47	51,000	47,282
4.80%, due 8/15/43	30,000	30,934
Union Pacific Corp.
2.25%, due 2/15/19	295,000	294,209
2.75%, due 3/1/26	350,000	325,563
United Parcel Service, Inc. 3.40%, due 11/15/46	200,000	176,258

		1,634,717

Total Corporate Bonds (Cost $51,672,283)		50,239,226

Foreign Government Bonds 0.8%
Canada 0.1%
Province of Ontario Canada 2.50%, due 4/27/26	125,000	118,650

14	MainStay VP Indexed Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Foreign Government Bonds (continued)
Colombia 0.1%
Republic of Colombia 6.125%, due 1/18/41	$200,000	$224,000

Mexico 0.4%
United Mexican States 4.125%, due 1/21/26	800,000	793,600

Philippines 0.1%
Philippine Government International Bond 5.00%, due 1/13/37	200,000	213,326

Republic of Korea 0.1%
Korea Development Bank 2.25%, due 5/18/20	220,000	215,603

Total Foreign Government Bonds (Cost $1,604,849)		1,565,179

Mortgage-Backed Securities 1.6%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 1.6%
Benchmark Mortgage Trust Series 2018-B1, Class A2 3.571%, due 1/15/51	100,000	101,113
CFCRE Commercial Mortgage Trust
Series 2016-C6, Class A3 3.217%, due 11/10/49 (c)	300,000	289,774
Series 2017-C8, Class A3 3.305%, due 6/15/50	200,000	193,701
Citigroup Commercial Mortgage Trust
Series 2017-P8, Class A4 3.465%, due 9/15/50	300,000	294,505
Series 2015-GC35, Class A4 3.818%, due 11/10/48	300,000	303,544
CSAIL Commercial Mortgage Trust Series 2017-CX9, Class A5 3.446%, due 9/15/50	300,000	291,749
GS Mortgage Securities Trust
Series 2016-GS3, Class A4 2.85%, due 10/10/49	300,000	282,200
Series 2014-GC22, Class A5 3.862%, due 6/10/47	300,000	305,797
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C7, Class A4 2.918%, due 2/15/46	300,000	294,531
Morgan Stanley Capital I Trust Series 2018-H3, Class A4 3.914%, due 7/15/51	500,000	504,990

	Principal Amount	Value
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Wells Fargo Commercial Mortgage Trust Series 2015-SG1, Class A4 3.789%, due 9/15/48	$300,000	$302,554
WFRBS Commercial Mortgage Trust Series 2012-C8, Class A3 3.001%, due 8/15/45	200,000	197,836

Total Mortgage-Backed Securities (Cost $3,474,901)		3,362,294

U.S. Government & Federal Agencies 67.7%
♦Federal Home Loan Bank 0.5%
1.375%, due 3/18/19	550,000	546,480
2.625%, due 5/28/20	500,000	500,153

		1,046,633

Federal Home Loan Mortgage Corporation 0.2%
2.753%, due 1/30/23	225,000	222,173
3.32%, due 6/14/23	175,000	175,025

		397,198

♦Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 8.0%
2.375%, due 1/13/22	500,000	493,437
2.50%, due 10/1/31	91,332	88,820
2.50%, due 2/1/32	447,088	434,782
2.50%, due 2/1/33	249,754	242,863
2.50%, due 4/1/33	300,000	291,720
2.50%, due 6/1/33	99,157	96,526
3.00%, due 9/1/27	300,000	300,108
3.00%, due 4/1/32	344,422	342,163
3.00%, due 6/1/32	91,257	90,658
3.00%, due 9/1/32	46,540	46,235
3.00%, due 10/1/32	200,196	198,883
3.00%, due 9/1/36	170,347	168,194
3.00%, due 11/1/37	191,265	188,313
3.00%, due 12/1/37	289,118	283,939
3.00%, due 9/1/46	1,368,859	1,327,131
3.00%, due 12/1/46	91,753	88,940
3.00%, due 2/1/47	95,230	92,273
3.00%, due 3/1/47	423,955	410,757
3.00%, due 4/1/47	124,176	120,340
3.00%, due 7/30/47 TBA (d)	500,000	483,937
3.00%, due 1/1/48	199,981	193,665
3.00%, due 2/1/48	723,417	700,685
3.50%, due 12/1/25	75,733	76,636
3.50%, due 2/1/37	257,912	260,726
3.50%, due 1/1/38	293,818	295,069
3.50%, due 6/1/43	272,490	273,311
3.50%, due 9/1/44	257,709	258,228
3.50%, due 8/1/45	581,833	581,248
3.50%, due 8/1/46	823,968	821,781
3.50%, due 5/30/47 TBA (d)	600,000	596,850
3.50%, due 8/1/47	96,872	96,455

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
3.50%, due 9/1/47	$221,709	$220,716
3.50%, due 11/1/47	399,999	398,168
3.50%, due 12/1/47	360,923	359,267
3.50%, due 1/1/48	97,187	96,740
3.50%, due 5/1/48	397,629	395,789
3.50%, due 6/1/48	600,000	597,199
4.00%, due 6/1/19	30,455	31,242
4.00%, due 4/1/46	671,097	686,811
4.00%, due 4/1/47	195,223	199,540
4.00%, due 4/30/47 TBA (d)	400,000	407,708
4.00%, due 6/1/47	541,217	552,890
4.00%, due 10/1/47	231,468	236,147
4.00%, due 12/1/47	600,001	612,920
4.00%, due 1/1/48	198,632	203,064
4.50%, due 9/1/46	140,601	146,398
4.50%, due 10/1/46	321,258	334,504
4.50%, due 2/1/47	76,640	79,800
4.50%, due 5/30/47 TBA (d)	200,000	208,103
4.50%, due 11/1/47	98,505	102,826
4.50%, due 6/1/48	200,000	208,500
5.00%, due 9/1/38	95,650	102,030
5.00%, due 11/1/41	164,999	176,168
5.50%, due 1/1/29	150,000	160,369
5.50%, due 7/1/38	165,657	178,353

		16,639,925

Federal National Mortgage Association 0.5%
1.875%, due 4/5/22	300,000	290,844
1.875%, due 9/24/26	750,000	684,836

		975,680

♦Federal National Mortgage Association (Mortgage Pass-Through Securities) 12.4%
2.50%, due 10/1/27	319,759	312,874
2.50%, due 4/1/30	271,989	267,353
2.50%, due 2/1/32	350,044	340,375
2.50%, due 3/1/32	84,925	82,580
2.50%, due 5/30/32 TBA (d)	400,000	388,751
2.50%, due 3/1/33	79,088	76,903
2.50%, due 6/1/33	397,656	386,859
2.50%, due 4/1/46	92,825	86,977
3.00%, due 4/1/25	127,744	128,239
3.00%, due 1/1/32	435,567	433,218
3.00%, due 4/30/32 TBA (d)	300,000	298,239
3.00%, due 6/1/32	258,011	256,620
3.00%, due 1/1/33	199,028	197,978
3.00%, due 4/1/33	225,000	223,853
3.00%, due 2/1/37	264,617	261,161
3.00%, due 10/1/46	234,432	227,454
3.00%, due 12/1/46	2,051,276	1,988,857

	Principal Amount	Value
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
3.00%, due 2/1/47	$308,231	$299,036
3.00%, due 5/30/47 TBA (d)	600,000	581,227
3.00%, due 10/1/47	235,214	228,167
3.00%, due 11/1/47	666,774	646,636
3.00%, due 6/1/48	998,802	968,082
3.50%, due 7/1/21	71,743	72,648
3.50%, due 3/1/22	126,134	127,723
3.50%, due 7/30/25 TBA (d)	200,000	202,391
3.50%, due 5/1/26	81,290	82,315
3.50%, due 11/1/31	91,073	92,542
3.50%, due 5/1/33	150,000	151,937
3.50%, due 6/1/33	99,073	100,321
3.50%, due 9/1/45	213,111	212,747
3.50%, due 12/1/45	648,398	650,672
3.50%, due 1/1/46	776,639	776,139
3.50%, due 4/1/46	198,302	197,963
3.50%, due 10/1/46	592,372	591,330
3.50%, due 1/1/47	371,969	371,276
3.50%, due 5/30/47 TBA (d)	900,000	895,766
3.50%, due 7/1/47	469,431	469,272
3.50%, due 10/1/47	377,925	376,927
3.50%, due 11/1/47	693,414	690,558
3.50%, due 12/1/47	97,835	97,423
3.50%, due 3/1/48	197,158	196,513
3.50%, due 4/1/48	99,476	99,138
3.50%, due 5/1/48	398,839	397,434
3.50%, due 6/1/48	950,000	946,175
4.00%, due 5/1/19	32,562	33,420
4.00%, due 8/1/19	29,034	29,799
4.00%, due 5/1/24	150,000	153,969
4.00%, due 2/1/37	75,523	77,822
4.00%, due 8/1/44	354,172	363,298
4.00%, due 2/1/45	451,106	461,192
4.00%, due 9/1/45	90,999	92,856
4.00%, due 5/1/46	441,988	450,949
4.00%, due 9/1/46	339,246	346,159
4.00%, due 2/1/47	73,716	75,209
4.00%, due 4/1/47	43,983	44,886
4.00%, due 4/30/47 TBA (d)	800,000	815,601
4.00%, due 5/1/47	664,078	677,749
4.00%, due 6/1/47	90,436	92,303
4.00%, due 10/1/47	110,126	112,385
4.00%, due 11/1/47	99,999	102,090
4.00%, due 12/1/47	299,999	306,000
4.00%, due 1/1/48	699,245	713,858
4.00%, due 2/1/48	297,848	304,073
4.50%, due 7/1/46	96,764	100,830
4.50%, due 12/1/46	90,003	93,890
4.50%, due 4/1/47	544,900	568,225
4.50%, due 5/1/47	48,553	50,641

16	MainStay VP Indexed Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.50%, due 5/30/47 TBA (d)	$300,000	$312,378
4.50%, due 7/1/47	123,174	128,490
4.50%, due 8/1/47	72,390	75,432
4.50%, due 4/1/48	99,173	103,389
4.50%, due 6/1/48	300,000	312,936
5.00%, due 8/1/31	325,000	344,573
5.00%, due 12/30/35 TBA (d)	400,000	423,724
5.00%, due 6/1/39	241,969	257,080
5.00%, due 6/1/40	52,393	56,166
5.50%, due 8/1/27	100,386	107,587
5.50%, due 6/1/36	141,019	152,607
5.50%, due 5/1/44	146,714	159,354
6.00%, due 2/1/28	241,606	264,109
6.00%, due 12/30/34 TBA (d)	400,000	437,500

		25,683,178

♦Government National Mortgage Association (Mortgage Pass-Through Securities) 8.0%
2.50%, due 4/20/47	94,244	89,462
3.00%, due 6/15/45	77,793	76,182
3.00%, due 10/15/45	49,138	48,120
3.00%, due 8/20/46	417,161	409,524
3.00%, due 9/20/46	218,522	214,594
3.00%, due 1/20/47	1,518,962	1,489,236
3.00%, due 4/30/47 TBA (d)	600,000	587,004
3.00%, due 5/20/47	262,614	257,404
3.00%, due 12/20/47	98,424	96,356
3.00%, due 1/20/48	298,578	292,304
3.00%, due 2/20/48	650,001	636,342
3.00%, due 3/20/48	300,000	293,696
3.00%, due 4/20/48	99,720	97,627
3.50%, due 11/20/42	404,792	407,125
3.50%, due 9/20/44	591,643	596,501
3.50%, due 3/15/45	57,351	57,534
3.50%, due 4/15/45	83,199	83,464
3.50%, due 7/20/46	83,949	84,379
3.50%, due 10/20/46	83,814	84,218
3.50%, due 11/20/46	1,028,685	1,033,577
3.50%, due 4/30/47 TBA (d)	900,000	903,463
3.50%, due 5/20/47	1,516,566	1,523,777
3.50%, due 6/20/47	93,398	93,842
3.50%, due 7/20/47	285,130	286,486
3.50%, due 8/20/47	96,699	97,158
3.50%, due 9/20/47	1,520,297	1,527,526
3.50%, due 2/20/48	98,996	99,467
4.00%, due 8/15/46	159,586	163,620
4.00%, due 12/20/46	70,827	72,767
4.00%, due 1/20/47	577,159	592,070
4.00%, due 2/20/47	155,251	159,262

	Principal Amount	Value
Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.00%, due 3/20/47	$124,059	$127,511
4.00%, due 4/20/47	271,227	278,489
4.00%, due 4/30/47 TBA (d)	500,000	512,461
4.00%, due 5/20/47	227,357	233,446
4.00%, due 7/20/47	91,793	94,496
4.00%, due 12/20/47	257,582	264,237
4.00%, due 4/20/48	800,000	820,668
4.50%, due 8/15/46	73,905	76,853
4.50%, due 8/20/46	210,438	221,381
4.50%, due 2/15/47	57,831	60,162
4.50%, due 4/15/47	72,278	75,162
4.50%, due 4/20/47	243,922	254,826
4.50%, due 5/30/47 TBA (d)	400,000	415,753
4.50%, due 11/20/47	271,689	282,496
5.00%, due 8/20/45	213,274	227,127
5.00%, due 11/20/46	144,387	153,763
5.00%, due 4/15/47	88,855	94,070

		16,646,988

♦United States Treasury Bonds 8.5%
2.75%, due 8/15/47	2,160,000	2,061,197
2.75%, due 11/15/47	550,000	524,820
2.875%, due 5/15/43	1,950,000	1,916,027
2.875%, due 11/15/46	140,000	137,074
3.00%, due 2/15/47	815,000	817,929
3.00%, due 5/15/47	1,175,000	1,178,443
3.00%, due 2/15/48	6,525,000	6,546,920
3.625%, due 2/15/44	1,000,000	1,115,586
4.50%, due 2/15/36	1,900,000	2,323,195
4.625%, due 2/15/40	750,000	951,914

		17,573,105

♦United States Treasury Notes 29.6%
1.125%, due 1/31/19	3,350,000	3,329,324
1.25%, due 12/15/18	400,000	398,438
1.25%, due 5/31/19	100,000	99,016
1.25%, due 6/30/19	175,000	173,086
1.375%, due 9/15/20	775,000	755,383
1.50%, due 5/15/20	600,000	588,797
1.50%, due 6/15/20	3,925,000	3,847,880
1.50%, due 7/15/20	2,600,000	2,546,172
1.50%, due 8/15/20	675,000	660,340
1.625%, due 10/15/20	2,500,000	2,447,559
1.625%, due 8/31/22	1,400,000	1,340,773
1.75%, due 11/15/20	4,150,000	4,070,891
1.75%, due 6/30/22	925,000	891,830
1.875%, due 12/15/20	775,000	761,982
1.875%, due 4/30/22	225,000	218,329
1.875%, due 7/31/22	1,200,000	1,161,703
1.875%, due 9/30/22	950,000	918,420
1.875%, due 8/31/24	625,000	592,847

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
United States Treasury Notes (continued)
2.00%, due 10/31/22	$900,000	$873,879
2.00%, due 4/30/24	3,775,000	3,616,037
2.125%, due 7/31/24	150,000	144,381
2.25%, due 2/15/21	625,000	619,482
2.375%, due 3/15/21	150,000	149,092
2.375%, due 4/15/21	4,500,000	4,471,172
2.50%, due 5/31/20	2,500,000	2,498,828
2.50%, due 6/30/20	2,200,000	2,198,625
2.50%, due 3/31/23	100,000	99,000
2.625%, due 5/15/21	3,650,000	3,650,285
2.625%, due 6/15/21	2,050,000	2,050,240
2.625%, due 6/30/23	2,000,000	1,990,234
2.75%, due 4/30/23	5,850,000	5,855,713
2.75%, due 5/31/23	2,000,000	2,002,500
2.75%, due 6/30/25	825,000	821,391
2.875%, due 4/30/25	2,300,000	2,308,984
2.875%, due 5/31/25	1,150,000	1,154,402
2.875%, due 5/15/28	1,875,000	1,878,735

		61,185,750

Total U.S. Government & Federal Agencies (Cost $141,428,477)		140,148,457

Total Long-Term Bonds (Cost $199,162,537)		196,287,793

	Shares
Exchange-Traded Funds 4.2%
♦iShares 1-3 Year Credit Bond ETF	84,097	8,720,859

Total Exchange-Traded Funds (Cost $8,710,457)		8,720,859

	Principal Amount
Short-Term Investments 12.3%
Repurchase Agreement 12.2%
Fixed Income Clearing Corp. 0.94%, dated 6/29/18 due 7/2/18 Proceeds at Maturity $25,333,033 (Collateralized by a United States Treasury Note with a rate of 3.125% and a maturity date of 5/15/19, with a Principal Amount of $25,570,000 and a Market Value of $25,838,971)	$25,331,049	25,331,049

Total Repurchase Agreement (Cost $25,331,049)		25,331,049

	Principal Amount	Value
U.S. Government & Federal Agencies 0.1%
United States Treasury Notes 0.75%, due 10/31/18 (e)	$150,000	$149,379

Total U.S. Government & Federal Agencies (Cost $149,530)		149,379

Total Short-Term Investments (Cost $25,480,579)		25,480,428

Total Investments (Cost $233,353,573)	111.4%	230,489,080
Other Assets, Less Liabilities	(11.4)	(23,618,622)
Net Assets	100.0%	$206,870,458

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Fixed to floating rate—Rate shown was the rate in effect as of June 30, 2018.

(c)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

(d)

TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of June 30, 2018, the total net market value of these securities was $8,470,856, which represented 4.1% of the Portfolio’s net assets. All or a portion of these securities are a part of a mortgage dollar roll agreement.

(e)	Interest rate shown represents yield to maturity.

The following abbreviations is used in the preceding pages:

ETF—Exchange-Traded Fund

18	MainStay VP Indexed Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of June 30, 2018, the Portfolio held the following futures contracts1:

Type	Number of Contracts Long (Short)	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
2-Year United States Treasury Note	(21)	September 2018	$(4,444,065)	$(4,448,391)	$(4,326)
5-Year United States Treasury Note	15	September 2018	1,697,969	1,704,258	6,289
10-Year United States Treasury Note	24	September 2018	2,857,809	2,884,500	26,691
10-Year United States Treasury Ultra Note	25	September 2018	3,168,547	3,205,859	37,312
United States Treasury Long Bond	(4)	September 2018	(565,610)	(580,000)	(14,390)
United States Treasury Ultra Long Bond	(10)	September 2018	(1,546,210)	(1,595,625)	(49,415)

			$1,168,440	$1,170,601	$2,161

1.	As of June 30, 2018, cash in the amount of $34,600 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2018.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$972,637	$—	$972,637
Corporate Bonds	—	50,239,226	—	50,239,226
Foreign Government Bonds	—	1,565,179	—	1,565,179
Mortgage-Backed Securities	—	3,362,294	—	3,362,294
U.S. Government & Federal Agencies	—	140,148,457	—	140,148,457

Total Long-Term Bonds	—	196,287,793	—	196,287,793

Exchange-Traded Funds	8,720,859	—	—	8,720,859
Short-Term Investments
Repurchase Agreement	—	25,331,049	—	25,331,049
U.S. Government & Federal Agencies	—	149,379	—	149,379

Total Short-Term Investments	—	25,480,428	—	25,480,428

Total Investments in Securities	8,720,859	221,768,221	—	230,489,080

Other Financial Instruments
Futures Contracts (b)	70,292	—	—	70,292

Total Investments in Securities and Other Financial Instruments	$8,791,151	$221,768,221	$—	$230,559,372

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts (b)	$(68,131)	$—	$—	$(68,131)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2018, the Portfolio did not have any transfers between among levels. (See Note 2)

As of June 30, 2018, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

20	MainStay VP Indexed Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2018 (Unaudited)

Assets
Investment in securities, at value (identified cost $208,022,524)	$205,158,031
Repurchase agreements, at value (identified cost $25,331,049)	25,331,049
Cash collateral on deposit at broker for futures contracts	34,600
Receivables:
Interest	1,104,802
Investment securities sold	996,752
Fund shares sold	62,598
Variation margin on futures contracts	1,849
Other assets	654

Total assets	232,690,335

Liabilities
Payables:
Investment securities purchased	25,518,988
Fund shares redeemed	226,561
Manager (See Note 3)	36,925
Professional fees	30,712
Custodian	3,046
NYLIFE Distributors (See Note 3)	1,875
Shareholder communication	1,008
Trustees	195
Accrued expenses	567

Total liabilities	25,819,877

Net assets	$206,870,458

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$21,010
Additional paid-in capital	209,230,866

209,251,876
Undistributed net investment income	1,671,229
Accumulated net realized gain (loss) on investments and futures transactions	(1,190,315)
Net unrealized appreciation (depreciation) on investments and futures contracts	(2,862,332)

Net assets	$206,870,458

Initial Class
Net assets applicable to outstanding shares	$195,994,110

Shares of beneficial interest outstanding	19,903,015

Net asset value per share outstanding	$9.85

Service Class
Net assets applicable to outstanding shares	$10,876,348

Shares of beneficial interest outstanding	1,106,861

Net asset value per share outstanding	$9.83

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Statement of Operations for the six months ended June 30, 2018 (Unaudited)

Investment Income (Loss)
Income
Interest (a)	$1,872,708
Dividends	27,587
Other	14

Total income	1,900,309

Expenses
Manager (See Note 3)	179,192
Professional fees	31,530
Distribution/Service—Service Class (See Note 3)	7,310
Custodian	6,680
Shareholder communication	5,150
Offering (See Note 2)	2,518
Trustees	1,438
Miscellaneous	2,981

Total expenses	236,799

Net investment income (loss)	1,663,510

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	(937,268)
Futures transactions	(132,131)

Net realized gain (loss) on investments and futures transactions	(1,069,399)

Net change in unrealized appreciation (depreciation) on:
Investments	(2,950,032)
Futures contracts	10,500

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(2,939,532)

Net realized and unrealized gain (loss) on investments and futures transactions	(4,008,931)

Net increase (decrease) in net assets resulting from operations	$(2,345,421)

(a)	Interest recorded net of foreign withholding taxes in the amount of $71.

22	MainStay VP Indexed Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2018 (Unaudited) and period May 1, 2017 (inception date) through December 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,663,510	$1,415,069
Net realized gain (loss) on investments and futures transactions	(1,069,399)	(101,212)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(2,939,532)	77,200

Net increase (decrease) in net assets resulting from operations	(2,345,421)	1,391,057

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(1,377,049)
Service Class	—	(30,257)

	—	(1,407,306)

From net realized gain on investments:
Initial Class	—	(19,292)
Service Class	—	(456)

	—	(19,748)

Total dividends and distributions to shareholders	—	(1,427,054)

Capital share transactions:
Net proceeds from sale of shares	103,739,393	148,195,224
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	1,427,054
Cost of shares redeemed	(38,707,062)	(5,402,733)

Increase (decrease) in net assets derived from capital share transactions	65,032,331	144,219,545

Net increase (decrease) in net assets	62,686,910	144,183,548

Net Assets
Beginning of period	144,183,548	—

End of period	$206,870,458	$144,183,548

Undistributed net investment income at end of period	$1,671,229	$7,719

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Financial Highlights selected per share data and ratios

Initial Class	Six months ended June 30, 2018*		May 1, 2017** through December 31, 2017
Net asset value at beginning of period	$10.04		$10.00

Net investment income (loss) (a)	0.11		0.13
Net realized and unrealized gain (loss) on investments	(0.30)		0.01

Total from investment operations	(0.19)		0.14

Less dividends and distributions:
From net investment income	—		(0.10)
From net realized gain on investments	—		(0.00	)‡

Total dividends and distributions	—		(0.10)

Net asset value at end of period	$9.85		$10.04

Total investment return (b)	(1.89	%)(c)	1.42%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss) ††	2.33%		1.92%
Net expenses ††	0.32%		0.37%
Portfolio turnover rate (d)	54%		104	%(e)
Net assets at end of period (in 000’s)	$195,994		$140,759

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	The portfolio turnover rate not including mortgage dollar rolls were 41% and 59% for the six months ended June 30, 2018 and for the period ended December 31, 2017, respectively.
(e)	Portfolio turnover rate is not annualized.

24	MainStay VP Indexed Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Service Class	Six months ended June 30, 2018*		May 1, 2017** through December 31, 2017
Net asset value at beginning of period	$10.03		$10.00

Net investment income (loss) (a)	0.10		0.12
Net realized and unrealized gain (loss) on investments	(0.30)		0.00	‡

Total from investment operations	(0.20)		0.12

Less dividends and distributions:
From net investment income	—		(0.09)
From net realized gain on investments	—		(0.00	)‡

Total dividends and distributions	—		(0.09)

Net asset value at end of period	$9.83		$10.03

Total investment return (b)	(1.99	%)(c)	1.26%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss) ††	2.11%		1.70%
Net expenses ††	0.57%		0.62%
Portfolio turnover rate (d)	54%		104	%(e)
Net assets at end of period (in 000’s)	$10,876		$3,424

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	The portfolio turnover rate not including mortgage dollar rolls were 41% and 59% for the six months ended June 30, 2018 and for the period ended December 31, 2017, respectively.
(e)	Portfolio turnover rate is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and Notes relate to the MainStay VP Indexed Bond Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial and Service Class shares commenced operations on May 1, 2017. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Portfolio’s primary benchmark index.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

26	MainStay VP Indexed Bond Portfolio

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2018, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of June 30, 2018, there were no securities held by the Portfolio that were fair valued in such a manner.

Shares of exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The

27

Notes to Financial Statements (Unaudited) (continued)

valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in ETFs or mutual funds, which are subject to management fees and other fees that may increase the costs of investing in ETFs or mutual funds costs versus the costs of owning the underlying securities directly. These indirect expenses of ETFs or mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, which are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a

28	MainStay VP Indexed Bond Portfolio

specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAVs and may result in a loss to the Portfolio. As of June 30, 2018, open futures contracts are shown in the Portfolio of Investments.

(I)  Dollar Rolls.   The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are “to be announced,” therefore, the Portfolio accounts for these transactions as purchases and sales.

The securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolio maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty. The Portfolio accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(J)  Securities Lending.   In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the six-month period ended June 30, 2018, the Portfolio did not have any portfolio securities on loan.

(K)  Securities Risk.   The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.

The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

29

Notes to Financial Statements (Unaudited) (continued)

These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(L)  Offering Costs.  Costs were incurred by the Portfolio in connection with the commencement of the Portfolio’s operations. These costs are being amortized on a straight line basis over twelve months.

(M)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(N)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio’s securities as well as help manage the duration and yield curve of the portfolio.

Fair value of derivative instruments as of June 30, 2018:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$70,292	$70,292

Total Fair Value		$70,292	$70,292

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized depreciation on investments and futures contracts (a)	$(68,131)	$(68,131)

Total Fair Value		$(68,131)	$(68,131)

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2018:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(132,131)	$(132,131)

Total Realized Gain (Loss)		$(132,131)	$(132,131)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$10,500	$10,500

Total Change in Unrealized Appreciation (Depreciation)		$10,500	$10,500

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Long	$5,856,077	$5,856,077
Futures Contracts Short	$(3,540,339)	$(3,540,339)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.   New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. NYL Investors LLC (“NYL Investors” or “Subadvisor”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and NYL Investors LLC, New York Life Investments pays for the services of the Subadvisor.

30	MainStay VP Indexed Bond Portfolio

Under the Management Agreement, the Portfolio pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.25% up to $1 billion and 0.20% in excess of $1 billion. During the six-month period ended June 30, 2018, the effective management fee rate was 0.25%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Initial Class, 0.375%; and Service Class, 0.625%. This agreement expires on May 1, 2019, and may only be amended or terminated prior to that date by action of the Board.

During the six-month period ended June 30, 2018, New York Life Investments earned fees from the Portfolio in the amount of $179,192.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Capital.  As of June 30, 2018, New York Life and its affiliates beneficially held shares of the Portfolio with the values and percentages of net assets as follows:

Initial Class	$969,870	0.5%
Service Class	24,794	0.2

Note 4–Federal Income Tax

As of June 30, 2018, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$233,412,672	$438,778	$(3,362,370)	$(2,923,592)

During the year ended December 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$1,427,054	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2018, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending

31

Notes to Financial Statements (Unaudited) (continued)

program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2018, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2018, purchases and sales of U.S. government securities were $111,043 and $67,774, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $32,064 and $11,242, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2018 and the year ended December 31, 2017, were as follows:

Initial Class	Shares	Amount
Six-month period ended June 30, 2018:
Shares sold	9,743,356	$95,432,722
Shares redeemed	(3,859,255)	(37,911,591)

Net increase (decrease)	5,884,101	$57,521,131

Period ended December 31, 2017 (a):
Shares sold	14,398,599	$144,626,558
Shares issued to shareholders in reinvestment of dividends and distributions	139,581	1,396,342
Shares redeemed	(519,266)	(5,245,655)

Net increase (decrease)	14,018,914	$140,777,245

Service Class	Shares	Amount
Six-month period ended June 30, 2018:
Shares sold	846,524	$8,306,671
Shares redeemed	(81,028)	(795,471)

Net increase (decrease)	765,496	$7,511,200

Period ended December 31, 2017 (a):
Shares sold	353,822	$3,568,666
Shares issued to shareholders in reinvestment of dividends and distributions	3,072	30,712
Shares redeemed	(15,529)	(157,078)

Net increase (decrease)	341,365	$3,442,300

(a) Inception date was May 1, 2017.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2018, events and transactions subsequent to June 30, 2018, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

32	MainStay VP Indexed Bond Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

33

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2018 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2018 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781627	MSVPIN10-08/18 (NYLIAC) NI555

MainStay VP Janus Henderson Balanced Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2018

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

This page intentionally left blank

Message from the President

The six months ended June 30, 2018, saw mixed performance among stocks and bonds. U.S. stocks generally advanced during the reporting period, while international and emerging-market stocks declined.

According to FTSE-Russell data on U.S. stocks, the strongest performance came from the smallest companies during the reporting period, with growth stocks outperforming value stocks at all capitalization levels. While growth stocks provided positive total returns at all capitalization levels, value stocks of midcap and larger companies provided negative returns.

Among U.S. fixed-income securities, shorter-term instruments generally advanced during the first half of 2018, while longer-term bonds on balance declined. Although convertible bonds, bank loans and high-yield corporate bonds generated positive returns during the reporting period, most mortgage-backed securities declined. International and emerging-market bonds also provided negative total returns during the reporting period.

Several factors influenced the stock and bond markets during the first half of 2018. Major tax reforms were signed into law in December 2017 and boosted stock performance early in the reporting period. As the year progressed, however, trade tensions between the U.S. and several of its trading partners led to sustained market volatility, which adversely affected stock prices despite robust corporate earnings and profits. An historic meeting between leaders of the United States and North Korea lifted stock prices briefly in June 2018. While crude oil prices remained volatile, they generally rose during the reporting period, which helped many energy stocks.

The Federal Open Market Committee raised the federal funds target range twice during the reporting period, which led to rising U.S. Treasury yields across the maturity spectrum. The greatest increase occurred among 3-year U.S. Treasury notes, with yield increases tapering off for longer-term U.S. Treasury securities. When interest-rates rise, bond prices tend to decline (and vice versa), which may account for the negative performance of several fixed-income sectors during the reporting period.

Through the ups and downs of the stock and bond markets, MainStay VP portfolio managers seek to pursue the objectives of their individual Portfolios using the investment strategies and processes outlined in the prospectus. As a MainStay VP shareholder, your investments are guided by the market experience and professional insight of our portfolio managers as they seek to deliver long-term returns within prospectus guidelines and manage the specific risks of their respective Portfolios.

Whatever direction the markets may take, MainStay encourages shareholders to maintain a long-term investment perspective. The report that follows contains additional information on the market events, investment decisions and specific securities that shaped the performance of your MainStay VP Portfolio during the six months ended June 30, 2018. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors. current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2018

Class	Inception Date	Six Months	One Year	Five Years	Since Inception	Gross Expense Ratio[2]
Initial Class Shares	2/17/2012	3.13%	12.67%	9.24%	9.41%	0.58%
Service Class Shares	2/17/2012	3.01	12.39	8.97	9.13	0.83

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
S&P 500® Index[3]	2.65%	14.37%	13.42%	13.85%
Bloomberg Barclays U.S. Aggregate Bond Index[4]	–1.62	–0.40	2.27	1.97
Janus Balanced Composite Index[5]	0.79	7.60	8.41	8.49
Morningstar Allocation—50% to 70% Equity Category Average[6]	–0.11	6.58	6.85	7.10

1.

Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

3.

The S&P 500® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. “S&P 500®” Index is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as a secondary benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-

backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.

The Portfolio has selected the Janus Balanced Composite Index as an additional benchmark. The Janus Balanced Composite Index consists of the S&P 500® Index (55% weighted) and the Bloomberg Barclays U.S. Aggregate Bond Index (45% weighted). Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Morningstar Allocation—50% to 70% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 50% and 70%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Janus Henderson Balanced Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2018, to June 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2018, to June 30, 2018. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2018. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/18	Ending Account Value (Based on Actual Returns and Expenses) 6/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,031.30	$2.92	$1,021.90	$2.91	0.58%

Service Class Shares	$1,000.00	$1,030.10	$4.18	$1,020.70	$4.16	0.83%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Janus Henderson Balanced Portfolio

Portfolio Composition as of June 30, 2018 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of June 30, 2018 (excluding short-term investment) (Unaudited)

1.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.00%–6.00%, due 12/30/25–2/1/57

2.	United States Treasury Notes, 2.25%–2.875%, due 3/31/20–5/15/28

3.	United States Treasury Bonds, 2.25%–3.125%, due 8/15/46–5/15/48

4.	Microsoft Corp.

5.	Mastercard, Inc.
6.	Alphabet, Inc., Class C

7.	Boeing Co.

8.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 3.00%–6.00%, due 4/1/40–6/1/48

9.	Altria Group, Inc.

10.	Apple, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jeremiah Buckley, CFA, E. Marc Pinto, CFA, Mayur Saigal and Darrell Watters of Janus Capital Management LLC (“Janus Capital”), the Portfolio’s Subadvisor.

How did MainStay VP Janus Henderson Balanced Portfolio perform relative to its benchmarks and peers for the six months ended June 30, 2018?

For the six months ended June 30, 2018, MainStay VP Janus Henderson Balanced Portfolio returned 3.13% for Initial Class shares and 3.01% for Service Class shares. Over the same period, both share classes outperformed the 2.65% return of the S&P 500® Index,1 which is the Portfolio’s primary benchmark; the –1.62% return of the Bloomberg Barclays U.S. Aggregate Bond Index,1 which is a secondary benchmark of the Portfolio; the 0.79% return of the Janus Balanced Composite Index,1 which is an additional benchmark of the Portfolio; and the –0.11% return of the Morningstar Allocation—50% to 70% Equity Category Average.2

What factors affected the Portfolio’s performance relative to its primary benchmark during the reporting period?

Equities outperformed fixed-income securities during the reporting period, and the Portfolio’s overweight position in equity securities relative to the Janus Balanced Composite Index was a large driver of the Portfolio’s outperformance of its various benchmarks. During the reporting period, the Portfolio held over 60% of its net assets in stocks, and the equity weighting at the end of June 2018 was approximately 62%. The Portfolio’s equity allocation may vary based on market conditions, and this positioning reflected our belief that equities offered greater risk-adjusted opportunities than fixed-income securities throughout the reporting period.

The equity portion of the Portfolio outperformed its benchmark, the S&P 500® Index, during the reporting period. Growth equities performed well during the reporting period, creating a tailwind for the Portfolio’s emphasis on growth stocks. Security selection in information technology, industrials and consumer staples helped the relative performance of the equity portion of the Portfolio during the reporting period. In the equity portion of the Portfolio, security selection in the consumer discretionary and real estate sectors weighed on relative results.

During the reporting period, the fixed-income portion of the Portfolio outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. Concern over rising interest rates, stretched valuations, and elevated merger and acquisition activity and commensurate supply led us to diversify spread3 product exposure in the fixed-income portion of the Portfolio. This proved beneficial, as allocations to bank loans, agency mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities strengthened relative performance in the fixed-income portion of the Portfolio. The composition of the investment-grade corporate credit allocation also contributed positively to the relative outperformance of the fixed-income portion of the Portfolio. (Contributions take weightings and total returns into account.) Positioning in U.S. Treasury securities detracted from the relative performance of the fixed-income portion of the Portfolio, largely because of an underweight allocation amid the volatility experienced during the reporting period. As spreads widened, an out-of-index allocation to high-yield corporate credit also detracted from the relative performance of the fixed-income portion of the Portfolio.

During the reporting period, which sectors were the strongest positive contributors to relative performance in the equity portion of Portfolio and which sectors were particularly weak?

In the equity portion of the Portfolio, stock selection made information technology the strongest positive contributor to the Portfolio’s performance relative to the S&P 500® Index during the reporting period, followed by industrials and consumer staples. Over the same period, stock selection made consumer discretionary and real estate the weakest-contributing sectors to relative performance in the equity portion of the Portfolio. Real estate was the only equity sector to have negative total returns. The materials sector was also a weak contributor to relative performance in the equity portion of the Portfolio, even though the sector’s total return was positive.

During the reporting period, which individual stocks made the strongest positive contributions to the absolute performance of the equity portion of the Portfolio and which individual stocks detracted the most?

Multinational financial services corporation Mastercard was the strongest positive contributor to absolute performance in the equity portion of the Portfolio. The stock is a longtime Portfolio holding, and we continued to see our investment thesis play out as the company benefited from consumers and businesses switching from cash and checks to plastic and electronic payments. We believe that Mastercard is poised to benefit from growth outside the United States, where many markets have a lower penetration of card and electronic payments and are experiencing significantly faster growth in electronic purchase volume. Better-than-expected revenue growth and increasing payment volumes drove Mastercard’s stock price higher during the reporting period.

1.	See footnote on page 5 for more information on this index.
2.	See footnote on page 5 for more information on the Morningstar Allocation—50% to 70% Equity Category Average.
3.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “spread product” refers to asset classes that typically trade at a spread to comparable U.S. Treasury securities.

8	MainStay VP Janus Henderson Balanced Portfolio

Computer software company Adobe Systems was the second-strongest positive contributor to absolute performance in the equity portion of the Portfolio. Adobe has benefited from secular shifts toward software as a service and digital media. The company’s revenue growth, driven by its subscription-based services, helped move the stock price higher during the reporting period. We continued to see upside potential for the stock because the company’s subscription-based model increased Adobe’s total assessable digital-media market and because more advertisers are coming to rely on Adobe software to create digital content.

Software company Microsoft was another positive contributor to absolute performance in the equity portion of the Portfolio. The company continued to benefit from the secular shift to software as a service, as evidenced by robust demand for Microsoft’s Azure cloud platform and its subscription-based Office 365 suite. The resulting strong revenue growth has driven the stock higher in recent quarters. While the stock has risen significantly, we still see upside potential for Microsoft’s cloud business, as only a small fraction of business workloads currently operate in the cloud.

During the reporting period, tobacco company Altria Group was the weakest contributor to absolute performance in the equity portion of the Portfolio. The stock fell on weaker cigarette volumes, which were partially driven by rising excise taxes in California. The Portfolio continued to hold its position in the stock. The decline in cigarette volumes has slowed, and the company continued to build out its portfolio of e-cigarettes, which is a growing marketplace with evolving preferences and product offerings. We believe that Altria’s cash flows could grow moderately as the company improves margins and grows its non-cigarette business. We also appreciate Altria’s high dividend yield.

Comcast was the second-weakest contributor to absolute performance in the equity portion of the Portfolio. The stock suffered from concern and confusion over the company’s bid for Sky TV, a European pay-TV provider. We continue to see upside potential for the stock, and we liked Comcast’s position as a cable distribution platform and owner of strong content assets.

Real estate and investment management company Colony NorthStar was another weak contributor to absolute performance in the equity portion of the Portfolio, and like the other weak performers mentioned, its stock generated negative returns. The company was formed through the three-way merger of real estate investment management company Colony Capital and sister companies NorthStar Asset Management Group and NorthStar Realty Finance. We believe that the merger put the combined company in some challenging industries, and the equity portion of the Portfolio exited its position in the stock during the reporting period.

Did the equity portion of the Portfolio make any significant purchases or sales during the reporting period?

The equity portion of the Portfolio purchased a position in Corning, a multinational technology company that specializes in specialty glass, ceramics, and related materials and technologies. We anticipate continued demand for fiber optics going forward, driven by high demand for larger and faster networks. We also have a favorable opinion of Corning’s broad set of product offerings, including screens for TVs and smartphones and packaging for pharmaceuticals. The company’s profitability had moderated, which had been a drag on the stock; but profitability appears to have stabilized, and the company has experienced growth in some of its smaller business lines.

During the reporting period, the equity portion of the Portfolio also purchased a position in tool manufacturer Stanley Black & Decker. The company recently acquired the rights to the Craftsman brand from Sears and is partnering with Lowe’s and Amazon.com for distribution. Stanley Black & Decker has a robust history of tool innovation, and we believe that a rejuvenated line of Craftsman tools could further strengthen the company. We established our position in the stock at a valuation that we believed to be attractive.

The equity portion of the Portfolio sold its position in toy manufacturer Mattel during the reporting period because our investment thesis was not playing out. The company struggled to recover from the loss of the Disney princess line, and in our opinion, Mattel lacked new product innovation. Profits declined, and the company’s leverage ratio reached levels that we found uncomfortable.

The equity portion of the Portfolio also sold its position in real estate investment trust (REIT) Invitation Homes. In the rising interest-rate environment during the reporting period, we became increasingly uncomfortable with the company’s leverage, especially considering the relatively thin return on invested capital inherent in the REIT industry.

How did sector weightings change in the equity portion of the Portfolio during the reporting period?

During the reporting period, the equity portion of the Portfolio increased its exposure to the energy, information technology and financials sectors. Over the same period, the equity portion of the Portfolio decreased its exposure to industrials, real estate and consumer staples.

9

How was the equity portion of the Portfolio positioned at the end of the reporting period?

As of June 30, 2018, the most substantially overweight sector relative to the S&P 500® Index in the equity portion of the Portfolio was consumer staples, which was followed by industrials. As of the same date, the most substantially underweight sector in the equity portion of the Portfolio was health care, followed by energy. As of June 30, 2018, the equity portion of the Portfolio did not hold any positions in the utilities or telecommunication services sectors.

What was the duration4 strategy of the fixed-income portion of the Portfolio during the reporting period?

As of June 30, 2018, the duration of the fixed-income portion of the Portfolio was 5.38 years, or 91% of the Bloomberg Barclays U.S. Aggregate Bond Index. We generally shortened the duration of the fixed-income portion of the Portfolio during the reporting period.

We believed that the incremental yield investors receive for extending duration in corporate credit was generally insufficient during the reporting period. We significantly reduced the corporate credit allocation—and specifically longer-dated exposure—in the fixed-income portion of the Portfolio. Corporate credit duration was shorter than the duration of the Bloomberg Barclays U.S. Aggregate Bond Index during the reporting period. While we began the year with a longer duration contribution from corporate bonds, the duration contribution fell below that of the Index as we reduced our allocation.

In light of indications that the Federal Reserve would continue to raise the federal funds target range, we also trimmed U.S. Treasury exposure in the fixed-income portion of the Portfolio during the reporting period. We extended duration, however, among U.S. Treasury securities to balance the shorter-dated credit exposure in the fixed-income portion of the Portfolio. U.S. Treasury duration was above that of the Bloomberg Barclays U.S. Aggregate Bond Index for most of the reporting period. While the duration contribution from U.S. Treasury securities was shorter than the benchmark at the beginning of the reporting period because of an underweight allocation to the asset class, the fixed-income portion of the Portfolio ended the reporting period overweight relative to the Bloomberg Barclays U.S. Aggregate Bond Index in U.S. Treasury securities.

Overall, duration positioning detracted from the relative performance of the fixed-income portion of the Portfolio. This was largely because of corporate credit positioning in the fixed-income portion of the Portfolio. Our yield-curve5 positioning in

U.S. Treasury securities also detracted from the relative performance of the fixed-income portion of the Portfolio.

What specific factors, risks or market forces prompted significant decisions for the fixed-income portion of the Portfolio during the reporting period?

In the fixed-income portion of the Portfolio, we maintained a cautious stance but remained opportunistic throughout the reporting period. Corporate valuations remained rich, rates were rising and risk was skewed to the downside during this late stage of the economic and credit cycles. We were concerned with debt-funded merger and acquisition activity in the investment-grade space and the impact of rising hedging costs on foreign demand for U.S. fixed-income securities. During the reporting period, we also believed that the incremental yield investors were receiving for extending duration in corporate credit was generally insufficient. In light of this landscape, we significantly reduced corporate credit exposure in the fixed-income portion of the Portfolio and increased our emphasis on issues with shorter-dated maturities. We diversified credit by adding to front-end securitized products and floating-rate bank loans that could offer opportunities for more attractive risk-adjusted carry (a measure of excess income) with less interest-rate risk than longer-duration credit. We extended duration among U.S. Treasury securities to balance shorter-dated credit exposure in the fixed-income portion of the Portfolio.

During the reporting period, which market segments made the strongest positive contributions to the performance of the fixed-income portion of the Portfolio and which market segments were particularly weak?

In the fixed-income portion of the Portfolio, an out-of-index allocation to bank loans contributed positively to relative performance. We continued to like the stable carry and the short-term nature of the securities. Positioning in commercial mortgage-backed securities and agency mortgage-backed securities also helped relative performance. Our security selection in asset-backed securities further aided relative results. Economic momentum, low unemployment, the strength of consumer balance sheets and personal tax reform give us confidence in the consumer, and we identified value opportunities that we found attractive among shorter-dated, consumer-driven asset-backed securities. In the fixed-income portion of the Portfolio, investment-grade corporate credit positioning also contributed positively to relative performance because of strong security selection and spread carry.

4.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

5.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

10	MainStay VP Janus Henderson Balanced Portfolio

U.S. Treasury security allocation detracted from the relative performance of the fixed-income portion of the Portfolio as our underweight position relative to the Bloomberg Barclays U.S. Aggregate Bond Index and our yield-curve positioning weighed on results in a volatile market during the reporting period. As corporate credit spreads widened, an out-of-index allocation to high-yield bonds also detracted from relative performance in the fixed-income portion of the Portfolio.

Did the fixed-income portion of the Portfolio make any significant purchases or sales during the reporting period?

As part of our effort to diversify spread product in the fixed-income portion of the Portfolio, we established a number of new positions in asset-backed securities and collateralized loan obligations during the reporting period. We also added to our fixed-income position in GPS technology company Trimble Inc. The company brought a new issue to market during the reporting period. In our opinion, the bonds came at a reasonable valuation with a favorable coupon, and we participated in the deal. We liked the software developer for its improving margin story, strong end markets and intent to delever following its acquisition of Viewpoint, a leading provider of scalable construction-management software.

During the reporting period, we sought to reduce risk in the fixed-income portion of the Portfolio by trimming longer-dated corporate credit exposure, including positions in Goldman Sachs and Wells Fargo. We also had concerns about Wells Fargo’s overall corporate business practices across many segments, including mortgage lending, automotive lending and wealth management.

During the reporting period, how did industry weightings change in the fixed-income portion of the Portfolio?

On a corporate industry basis, the fixed-income portion of the Portfolio increased exposure to independent energy and midstream energy during the reporting period. Over the same period, the fixed-income portion of the Portfolio reduced its exposure to the banking and the food & beverage industries.

How was the fixed-income portion of the Portfolio positioned at the end of the reporting period?

As of June 30, 2018, the fixed-income portion of the Portfolio held an underweight position relative to the Bloomberg Barclays U.S. Aggregate Bond Index in U.S. Treasury securities, U.S. mortgage-backed securities and government-related securities. As of the same date, the fixed-income portion of the Portfolio held overweight positions in corporate credit and asset-backed securities. As of June 30, 2018, the fixed-income portion of the Portfolio held out-of-index positions in bank loans, non-agency mortgage-backed securities and collateralized mortgage obligations. At the end of the reporting period, the fixed-income portion of the Portfolio also held a modest cash position.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

11

Portfolio of Investments June 30, 2018 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 37.7%† Asset-Backed Securities 2.9%
Automobile Asset-Backed Securities 0.6%
AmeriCredit Automobile Receivables Trust
Series 2015-2, Class D 3.00%, due 6/8/21	$467,000	$466,723
Series 2016-1, Class D 3.59%, due 2/8/22	657,000	660,561
Series 2016-2, Class D 3.65%, due 5/9/22	445,000	448,482
Credit Acceptance Auto Loan (a)
Series 2018-2A, Class A 3.47%, due 5/17/27	584,000	585,269
Series 2018-2A, Class B 3.94%, due 7/15/27	387,000	388,073
Series 2018-2A, Class C 4.16%, due 9/15/27	250,000	251,424
Drive Auto Receivables Trust
Series 2017-1, Class D 3.84%, due 3/15/23	94,000	94,795
Series 2017-AA, Class D 4.16%, due 5/15/24 (a)	535,000	541,585
Exeter Automobile Receivables Trust 2018-2A, Class C 3.69%, due 3/15/23 (a)	425,000	424,393
Flagship Credit Auto Trust Series 2016-3, Class C 2.72%, due 7/15/22 (a)	415,000	410,882
OSCAR US Funding Trust V (a)
Series 2016-2A, Class A3 2.73%, due 12/15/20	220,000	219,335
Series 2016-2A, Class A4 2.99%, due 12/15/23	301,000	298,912
Santander Drive Auto Receivables Trust
Series 2015-1, Class D 3.24%, due 4/15/21	507,000	507,753
Series 2015-4, Class D 3.53%, due 8/16/21	815,000	819,971
Westlake Automobile Receivable Trust (a)
Series 2018-1A, Class C 2.92%, due 5/15/23	68,000	67,409
Series 2018-2A, Class B 3.20%, due 1/16/24	153,000	153,015
Series 2018-1A, Class D 3.41%, due 5/15/23	68,000	67,588
Series 2018-2A, Class C 3.50%, due 1/16/24	263,000	263,674

		6,669,844

	Principal Amount	Value
Other Asset-Backed Securities 2.3%
Applebee’s Funding LLC / IHOP Funding LLC Series 2014-1, Class A2 4.277%, due 9/5/44 (a)	$3,055,908	$3,031,025
Atrium IX Series 2009-A, Class AR 3.224% (3 Month LIBOR + 1.24%), due 5/28/30 (a)(d)	641,400	643,193
Bain Capital Credit CLO, Ltd. Series 2018-1A, Class A1 3.322% (3 Month LIBOR + 0.96%), due 4/23/31 (a)(d)	1,475,000	1,469,289
Bean Creek CLO, Ltd. 2015-1A, Class AR 3.379% (3 Month LIBOR + 1.02%), due 4/20/31 (a)(d)	912,000	909,965
Carlyle Global Market Strategies (a)(d)
Series 2018-1A, Class A1 3.075% (3 Month LIBOR + 1.02%), due 4/20/31	1,743,000	1,736,546
Series 2014-2RA, Class A1 3.03% (3 Month LIBOR + 1.05%), due 5/15/31	1,350,000	1,346,942
CIFC Funding, Ltd. (a)(d)
Series 2018-2A, Class A1 3.093% (3 Month LIBOR + 1.04%), due 4/20/31	1,063,000	1,060,003
Series 2013-4A, Class A1 3.146% (3 Month LIBOR + 1.06%), due 4/27/31	538,177	538,159
Series 2018-1A, Class A 3.157% (3 Month LIBOR + 1.00%), due 4/18/31	611,000	607,204
Dryden Senior Loan Fund (a)(d)
Series 2015-41A, Class AR 2.743% (3 Month LIBOR + 0.97%), due 4/15/31	848,000	842,337
Series 2018-55A, Class A1 3.061% (3 Month LIBOR + 1.02%), due 4/15/31	513,000	512,148
Series 2018-64A, Class A 3.19% (3 Month LIBOR + 0.97%), due 4/18/31	1,187,000	1,184,944
Evergreen Credit Card Trust Series 2018-1, Class A 2.95%, due 3/15/23 (a)	321,000	319,689
Flatiron CLO, Ltd. Series 2018-1A, Class A 3.417% (3 Month LIBOR + 0.95%), due 4/17/31 (a)(d)	666,000	662,274

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of June 30, 2018, excluding short-term investment. May be subject to change daily.

12	MainStay VP Janus Henderson Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
LCM, Ltd. Partnership (a)(d)
Series 2018-A, Class A1R 3.259% (3 Month LIBOR + 1.02%), due 4/20/31	$1,607,000	$1,604,271
Series 2014-A, Class AR 3.44% (3 Month LIBOR + 1.04%), due 7/20/31	378,939	378,930
Magnetite CLO, Ltd. (a)(d)
Series 2014-8A, Class AR2 3.072% (3 Month LIBOR + 0.98%), due 4/15/31	1,614,000	1,611,489
Series 2015-15A, Class AR 3.092% (3 Month LIBOR + 1.01%), due 7/25/31 (c)	885,425	885,425
Octagon Investments Partners
Series 2018-1A, Class A1 2.726% (3 Month LIBOR + 0.97%), due 4/15/31 (a)(d)	1,642,000	1,637,527
PFS Financing Corp.
Series 2017-D, Class A 2.40%, due 10/17/22 (a)	359,000	352,377
Sound Point CLO, Ltd.
2013-3RA, Class A 3.651% (3 Month LIBOR + 1.15%), due 4/18/31 (a)(d)	863,000	863,092
Towd Point Mortgage Trust (a)(b)
Series 2018-2, Class A1 3.25%, due 3/25/58	653,092	646,390
Series 2015-3, Class A1A 3.50%, due 3/25/54	38,705	38,676
Series 2018-3, Class A1 3.75%, due 5/25/58 (c)	416,000	416,151
Verizon Owner Trust
Series 2016-2A, Class C 2.36%, due 5/20/21 (a)	571,000	561,317
Voya CLO, Ltd. (a)(d)
Series 2018-1A, Class A1 3.293% (3 Month LIBOR + 0.95%), due 4/19/31	1,765,000	1,759,987
Series 2018-2A, Class A1 3.374% (3 Month LIBOR + 1.00%), due 7/15/31 (c)	1,484,998	1,484,998

		27,104,348

Total Asset-Backed Securities (Cost $33,836,425)		33,774,192

	Principal Amount	Value
Corporate Bonds 11.7%
Aerospace & Defense 0.3%
Arconic, Inc. 5.125%, due 10/1/24	$1,224,000	$1,208,700
5.87%, due 2/23/22	189,000	197,222
General Dynamics Corp. (d) 2.646% (3 Month LIBOR + 0.29%), due 5/11/20	303,000	303,747
2.736% (3 Month LIBOR + 0.38%), due 5/11/21	303,000	304,055
Northrop Grumman Corp. 2.55%, due 10/15/22	1,125,000	1,083,626
Rockwell Collins, Inc. 3.20%, due 3/15/24	459,000	442,190

		3,539,540

Auto Manufacturers 0.2%
General Motors Financial Co., Inc. 3.20%, due 7/13/20	1,151,000	1,145,572
3.55%, due 4/9/21	892,000	889,108

		2,034,680

Banks 2.1%
Bank of America Corp. 2.503%, due 10/21/22	3,303,000	3,163,772
Capital One Financial Corp. 3.30%, due 10/30/24	478,000	454,015
Citibank N.A. 2.678% (3 Month LIBOR + 0.32%), due 5/1/20 (d)	3,299,000	3,301,362
Citigroup, Inc. 3.20%, due 10/21/26	716,000	665,829
4.60%, due 3/9/26	449,000	448,355
Citizens Bank N.A. 2.65%, due 5/26/22	425,000	410,981
Citizens Financial Group, Inc. 3.75%, due 7/1/24	264,000	254,877
4.30%, due 12/3/25	1,061,000	1,054,180
4.35%, due 8/1/25	203,000	200,784
First Republic Bank 4.625%, due 2/13/47	594,000	586,421
Goldman Sachs Capital I 6.345%, due 2/15/34	1,744,000	1,989,372
HSBC Holdings PLC 2.926% (3 Month LIBOR + 0.60%), due 5/18/21 (d)	1,845,000	1,847,688
JPMorgan Chase & Co. 2.295%, due 8/15/21	1,103,000	1,065,621
4.125%, due 12/15/26	790,000	780,022
JPMorgan Chase Bank, N.A. 2.702% (3 Month LIBOR + 0.34%), due 4/26/21 (d)	2,216,000	2,216,534
3.086%, due 4/26/21 (b)	2,066,000	2,061,158

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Morgan Stanley 3.95%, due 4/23/27	$686,000	$653,958
Royal Bank of Canada 2.749% (3 Month LIBOR + 0.39%), due 4/30/21 (d)	2,284,000	2,283,227
SVB Financial Group 5.375%, due 9/15/20	860,000	896,508

		24,334,664

Building Materials 0.2%
Martin Marietta Materials, Inc. 4.25%, due 7/2/24	500,000	504,532
Masonite International Corp. 5.625%, due 3/15/23 (a)	339,000	346,526
Owens Corning 3.40%, due 8/15/26	226,000	206,067
4.20%, due 12/1/24	481,000	474,542
Vulcan Materials Co. 4.50%, due 4/1/25	822,000	826,058

		2,357,725

Chemicals 0.3%
CF Industries, Inc.
4.50%, due 12/1/26 (a)	1,009,000	1,001,848
5.375%, due 3/15/44	856,000	755,420
Sherwin-Williams Co. 2.75%, due 6/1/22	308,000	298,450
Syngenta Finance N.V. (a) 3.698%, due 4/24/20	438,000	436,410
3.933%, due 4/23/21	419,000	417,938
4.441%, due 4/24/23	200,000	198,880
4.892%, due 4/24/25	200,000	196,096

		3,305,042

Commercial Services 0.6%
IHS Markit, Ltd. (a) 4.75%, due 2/15/25	924,000	914,760
5.00%, due 11/1/22	119,000	120,041
Total System Services, Inc. 3.80%, due 4/1/21	521,000	524,562
4.80%, due 4/1/26	902,000	924,670
UBM PLC 5.75%, due 11/3/20 (a)	1,145,000	1,167,623
Verisk Analytics, Inc. 4.125%, due 9/12/22	557,000	567,268
4.875%, due 1/15/19	647,000	652,829
5.50%, due 6/15/45	621,000	640,089
5.80%, due 5/1/21	1,527,000	1,616,618

		7,128,460

	Principal Amount	Value
Distribution & Wholesale 0.2%
HD Supply, Inc. 5.75%, due 4/15/24 (a)(e)	$1,929,000	$2,023,039

Diversified Financial Services 0.8%
Ally Financial, Inc. 8.00%, due 12/31/18	282,000	287,287
CBOE Global Markets, Inc. 3.65%, due 1/12/27	1,030,000	993,910
Charles Schwab Corp. 2.649% (3 Month LIBOR + 0.32%), due 5/21/21 (d)	1,167,000	1,171,737
3.00%, due 3/10/25	611,000	587,469
3.25%, due 5/21/21	362,000	363,447
E*TRADE Financial Corp. 2.95%, due 8/24/22	1,077,000	1,043,268
3.80%, due 8/24/27	1,203,000	1,151,597
4.50%, due 6/20/28	444,000	445,566
Raymond James Financial, Inc. 3.625%, due 9/15/26	491,000	471,515
4.95%, due 7/15/46	985,000	1,003,683
5.625%, due 4/1/24	866,000	929,698
TD Ameritrade Holding Corp. 3.625%, due 4/1/25	535,000	529,368

		8,978,545

Electric 0.2%
Duke Energy Corp. 1.80%, due 9/1/21	303,000	290,032
2.40%, due 8/15/22	472,000	453,960
PPL WEM, Ltd. / Western Power Distribution, Ltd. 5.375%, due 5/1/21 (a)	756,000	786,408
Southern Co. 2.95%, due 7/1/23	579,000	558,508

		2,088,908

Electronics 0.4%
Trimble, Inc. 4.15%, due 6/15/23	320,000	318,971
4.75%, due 12/1/24	1,949,000	1,990,332
4.90%, due 6/15/28	2,402,000	2,397,732

		4,707,035

Food 0.1%
Sysco Corp. 2.50%, due 7/15/21	203,000	198,230
WM Wrigley Jr Co. 2.40%, due 10/21/18 (a)	1,411,000	1,410,002

		1,608,232

Forest Products & Paper 0.2%
Georgia-Pacific LLC (a) 3.163%, due 11/15/21	1,387,000	1,378,157
3.60%, due 3/1/25	742,000	738,650

		2,116,807

14	MainStay VP Janus Henderson Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Gas 0.1%
Sempra Energy 2.848% (3 Month LIBOR + 0.50%), due 1/15/21 (d)	$837,000	$837,421

Health Care—Products 0.0%‡
Becton Dickinson & Co. 2.894%, due 6/6/22	543,000	525,208

Health Care—Services 0.5%
Aetna, Inc. 2.80%, due 6/15/23	411,000	391,613
Centene Corp. 4.75%, due 5/15/22	64,000	64,400
4.75%, due 1/15/25	698,000	694,510
5.375%, due 6/1/26 (a)	579,000	586,602
6.125%, due 2/15/24	697,000	734,464
HCA, Inc. 3.75%, due 3/15/19	493,000	494,849
5.00%, due 3/15/24	783,000	783,000
5.25%, due 6/15/26	598,000	593,934
Unitedhealth Group, Inc. 2.375%, due 10/15/22	401,000	385,563
WellCare Health Plans, Inc. 5.25%, due 4/1/25	694,000	690,530

		5,419,465

Home Builders 0.2%
D.R. Horton, Inc. 3.75%, due 3/1/19	601,000	602,875
MDC Holdings, Inc. 5.50%, due 1/15/24	708,000	715,080
Toll Brothers Finance Corp. 4.00%, due 12/31/18	322,000	321,960
4.375%, due 4/15/23	166,000	162,680
5.875%, due 2/15/22	270,000	280,125

		2,082,720

Internet 0.0%‡
Amazon.com, Inc. 2.80%, due 8/22/24	531,000	511,639

Iron & Steel 0.1%
Reliance Steel & Aluminum Co. 4.50%, due 4/15/23	719,000	735,210
Steel Dynamics, Inc. 4.125%, due 9/15/25	781,000	748,784
5.00%, due 12/15/26	368,000	368,000

		1,851,994

	Principal Amount	Value
Lodging 0.3%
MGM Resorts International 6.00%, due 3/15/23	$91,000	$93,730
6.625%, due 12/15/21	507,000	534,251
6.75%, due 10/1/20	1,246,000	1,305,185
7.75%, due 3/15/22	182,000	197,470
Wyndham Destinations, Inc. 4.15%, due 4/1/24	559,000	549,916
4.50%, due 4/1/27	322,000	313,145
5.10%, due 10/1/25	288,000	294,840

		3,288,537

Media 0.3%
Charter Communications Operating LLC / Charter Communications Operating Capital 4.908%, due 7/23/25	1,256,000	1,268,415
Unitymedia GmbH 6.125%, due 1/15/25 (a)	1,322,000	1,361,660
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH 5.00%, due 1/15/25 (a)	691,000	699,637
Warner Media LLC 3.60%, due 7/15/25	687,000	653,212

		3,982,924

Mining 0.4%
Anglo American Capital PLC 4.125%, due 9/27/22 (a)	216,000	217,180
Freeport-McMoRan, Inc. 3.10%, due 3/15/20	300,000	294,000
3.55%, due 3/1/22	1,225,000	1,163,750
4.55%, due 11/14/24	480,000	456,000
5.45%, due 3/15/43	484,000	424,565
Teck Resources, Ltd. 4.50%, due 1/15/21	325,000	325,000
4.75%, due 1/15/22	469,000	469,980
8.50%, due 6/1/24 (a)	841,000	921,946

		4,272,421

Oil & Gas 0.3%
Continental Resources, Inc. 4.50%, due 4/15/23	1,219,000	1,237,020
5.00%, due 9/15/22	1,835,000	1,859,246
Motiva Enterprises LLC 5.75%, due 1/15/20 (a)	205,000	211,427

		3,307,693

Packaging & Containers 0.0%‡
Ball Corp. 4.375%, due 12/15/20	480,000	483,600

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Pharmaceuticals 0.2%
Actavis Funding SCS 3.00%, due 3/12/20	$633,000	$630,000
Teva Pharmaceutical Finance Co. B.V. 2.95%, due 12/18/22	105,000	95,567
Teva Pharmaceutical Finance Netherlands III B.V. 2.80%, due 7/21/23	605,000	522,569
6.00%, due 4/15/24	888,000	879,410

		2,127,546

Pipelines 1.2%
Andeavor Logistics, L.P. / Tesoro Logistics Finance Corp. 3.50%, due 12/1/22	258,000	252,086
5.25%, due 1/15/25	274,000	280,817
Cheniere Corpus Christi Holdings LLC 5.125%, due 6/30/27	960,000	951,600
Columbia Pipeline Group, Inc. 4.50%, due 6/1/25	361,000	360,172
Enbridge Energy Partners, L.P. 5.875%, due 10/15/25	527,000	573,526
Energy Transfer Equity, L.P. 4.25%, due 3/15/23	600,000	579,006
5.50%, due 6/1/27	401,000	401,000
5.875%, due 1/15/24	541,000	554,525
Energy Transfer Partners, L.P. 4.15%, due 10/1/20	465,000	470,308
4.95%, due 6/15/28	568,000	566,236
6.00%, due 6/15/48	644,000	643,927
Energy Transfer Partners, L.P. / Regency Energy Finance Corp. 5.75%, due 9/1/20	333,000	346,087
5.875%, due 3/1/22	588,000	621,869
EnLink Midstream Partners, L.P. 4.15%, due 6/1/25	329,000	304,066
4.85%, due 7/15/26	947,000	897,339
EQT Midstream Partners, L.P. 5.50%, due 7/15/28	930,000	929,841
Kinder Morgan Energy Partners, L.P. 3.50%, due 3/1/21	209,000	208,424
3.95%, due 9/1/22	450,000	449,941
5.00%, due 10/1/21	456,000	473,155
Kinder Morgan, Inc. 6.50%, due 9/15/20	59,000	62,673
NGPL PipeCo LLC (a) 4.375%, due 8/15/22	139,000	137,610
4.875%, due 8/15/27	296,000	292,300
Nustar Logistics, L.P. 5.625%, due 4/28/27	765,000	740,137

	Principal Amount	Value
Pipelines (continued)
Phillips 66 Partners, L.P. 3.605%, due 2/15/25	$506,000	$482,505
3.75%, due 3/1/28	218,000	203,742
Plains All American Pipeline, L.P. / PAA Finance Corp. 4.65%, due 10/15/25	262,000	261,091
Sabine Pass Liquefaction LLC 5.00%, due 3/15/27	927,000	942,006
Williams Cos., Inc. 3.70%, due 1/15/23	297,000	287,347
Williams Partners, L.P. 3.60%, due 3/15/22	377,000	375,157

		13,648,493

Real Estate 0.2%
Jones Lang LaSalle, Inc. 4.40%, due 11/15/22	903,000	923,420
Kennedy-Wilson, Inc. 5.875%, due 4/1/24	1,390,000	1,348,300

		2,271,720

Real Estate Investment Trusts 0.7%
Alexandria Real Estate Equities, Inc. 2.75%, due 1/15/20	787,000	780,572
4.50%, due 7/30/29	375,000	373,646
4.60%, due 4/1/22	1,183,000	1,220,927
American Tower Corp. 3.30%, due 2/15/21	887,000	886,039
4.40%, due 2/15/26	481,000	477,555
Crown Castle International Corp. 3.20%, due 9/1/24	721,000	680,457
5.25%, due 1/15/23	637,000	667,473
MGM Growth Properties Operating Partnership, L.P. / MGP Finance Co-Issuer, Inc. 5.625%, due 5/1/24	425,000	430,313
Reckson Operating Partnership, L.P. 7.75%, due 3/15/20	1,335,000	1,426,268
Senior Housing Properties Trust 6.75%, due 4/15/20	286,000	296,322
6.75%, due 12/15/21	314,000	336,345
SL Green Realty Corp. 5.00%, due 8/15/18	693,000	694,032

		8,269,949

Retail 0.4%
1011778 B.C. ULC / New Red Finance, Inc. 4.625%, due 1/15/22 (a)	685,000	685,000
CVS Health Corp. 4.10%, due 3/25/25	1,369,000	1,361,746
4.30%, due 3/25/28	1,901,000	1,875,163
4.75%, due 12/1/22	388,000	402,488
5.05%, due 3/25/48	672,000	683,892

		5,008,289

16	MainStay VP Janus Henderson Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Semiconductors 0.2%
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.125%, due 1/15/25	$462,000	$428,580
3.625%, due 1/15/24	247,000	239,098
Marvell Technology Group, Ltd. 4.20%, due 6/22/23	440,000	439,933
4.875%, due 6/22/28	499,000	495,806
Microchip Technology, Inc. 3.922%, due 6/1/21 (a)	486,000	486,807

		2,090,224

Shipbuilding 0.1%
Huntington Ingalls Industries, Inc. 5.00%, due 11/15/25 (a)	1,782,000	1,843,105

Software 0.2%
Cadence Design Systems, Inc. 4.375%, due 10/15/24	1,227,000	1,242,780
First Data Corp. 7.00%, due 12/1/23 (a)	1,070,000	1,114,491

		2,357,271

Telecommunications 0.7%
AT&T, Inc. 4.10%, due 2/15/28 (a)	1,160,000	1,108,464
4.25%, due 3/1/27	1,024,000	1,002,204
5.15%, due 11/15/46 (a)	684,000	644,388
5.25%, due 3/1/37	296,000	291,132
BellSouth LLC 4.333%, due 4/26/19 (a)	2,327,000	2,351,263
Crown Castle Towers LLC (a) 3.72%, due 7/15/23	550,000	549,588
4.241%, due 7/15/28	945,000	950,158
Verizon Communications, Inc. 2.625%, due 8/15/26	1,018,000	903,516
4.862%, due 8/21/46	429,000	409,940

		8,210,653

Utilities 0.0%‡
NextEra Energy Operating Partners, L.P. 4.25%, due 9/15/24 (a)	143,000	137,637

Total Corporate Bonds (Cost $138,622,585)		136,751,186

Loan Assignments 2.0% (d)
Broadcasting & Entertainment 0.3%
NRG Energy, Inc. 2016 Term Loan B 4.084% (3 Month LIBOR + 1.75%), due 6/30/23	76,609	76,086

	Principal Amount	Value
Broadcasting & Entertainment (continued)
Quintiles IMS, Inc. 2017 Term Loan B 4.334% (3 Month LIBOR + 2.00%), due 3/7/24	$305,275	$304,607
Sinclair Television Group, Inc. 2017 Term Loan B TBD, due 12/12/24	929,000	926,213
SS&C Technologies Holdings Europe S.A R.L.
2018 Term Loan B3 4.594% (1 Month LIBOR + 2.50%), due 4/16/25	1,968,518	1,968,764
2018 Term Loan B4 4.594% (1 Month LIBOR + 2.50%), due 4/16/25	744,716	744,809

		4,020,479

Chemicals 0.2%
Axalta Coating Systems U.S. Holdings, Inc. Term Loan 4.084% (3 Month LIBOR + 1.75%), due 6/1/24	1,961,813	1,950,533

Communications Equipment 0.2%
CommScope, Inc. Term Loan B5 4.094% (1 Month LIBOR + 2.00%), due 12/29/22	1,005,762	1,008,905
Zayo Group LLC 2017 Term Loan B1 4.094% (1 Month LIBOR + 2.00%), due 1/19/21	79,000	78,869
2017 Incremental Term Loan 4.344% (1 Month LIBOR + 2.25%), due 1/19/24	732,122	732,043

		1,819,817

Containers, Packaging & Glass 0.1%
Reynolds Group Holdings, Inc. 2017 Term Loan 4.844% (1 Month LIBOR + 2.75%), due 2/5/23	1,442,692	1,439,486

Cosmetics & Personal Care 0.1%
Coty, Inc. 2018 USD Term Loan B 4.28% (1 Month LIBOR + 2.25%), due 4/7/25	1,218,941	1,189,991

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Loan Assignments (continued)
Food Services 0.1%
Aramark Services, Inc. 2018 Term Loan B2 3.715% (3 Month LIBOR + 1.75%), due 3/28/24	$831,060	$831,060
Post Holdings, Inc. 2017 Series A Incremental Term Loan 4.10% (1 Month LIBOR + 2.00%), due 5/24/24	225,720	224,770

		1,055,830

Health Care—Services 0.2%
Gentiva Health Services, Inc. (f) 2018 1st Lien Term Loan TBD, due 6/2/25	2,194,000	2,194,000
2018 1st Lien Delayed Draw Term Loan TBD, due 6/2/25	759,850	759,850

		2,953,850

Lodging 0.3%
Golden Nugget, Inc. 2017 Incremental Term Loan 4.823% (1 Month LIBOR + 2.75%), due 10/4/23	1,025,972	1,025,491
Hilton Worldwide Finance LLC Term Loan B2 3.841% (1 Month LIBOR + 1.75%), due 10/25/23	1,964,343	1,961,969
Wyndham Hotels & Resorts, Inc. Term Loan B 3.726% (1 Month LIBOR + 1.75%), due 5/30/25	372,000	371,458

		3,358,918

Media 0.2%
Mission Broadcasting, Inc. 2017 Term Loan B2 4.483% (1 Month LIBOR + 2.50%), due 1/17/24	86,787	86,657
Nexstar Broadcasting, Inc. 2017 Term Loan B2 4.483% (1 Month LIBOR + 2.50%), due 1/17/24	668,088	667,086
Nielsen Finance LLC Term Loan B4 4.046% (1 Month LIBOR + 2.00%), due 10/4/23	1,504,861	1,502,603

		2,256,346

Pharmaceuticals 0.0%‡
Valeant Pharmaceuticals International, Inc. 2018 Term Loan B 4.983% (1 Month LIBOR + 3.00%), due 6/2/25	52,000	51,801

	Principal Amount	Value
Retail 0.2%
KFC Holding Co. 2018 Term Loan B 3.835% (1 Month LIBOR + 1.75%), due 4/3/25	$2,235,094	$2,220,193

Semiconductors 0.1%
Microchip Technology, Inc. 2018 Term Loan B 4.10% (1 Month LIBOR + 2.00%), due 5/29/25	1,196,000	1,196,499

Total Loan Assignments (Cost $23,562,303)		23,513,743

Mortgage-Backed Securities 2.3%
Agency Collateral (Collateralized Mortgage Obligation) 0.1%
Fannie Mae (Collateralized Mortgage Obligations) Series 2018-27, Class EA 3.00%, due 5/25/48	1,368,517	1,327,526

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 1.1%
BAMLL Commercial Mortgage Securities Trust Series 2013-WBRK, Class A 3.652%, due 3/10/37 (a)(g)	701,000	691,465
Bank of America Merrill Lynch Large Loan, Inc. (a)(d)
Series 2014-FL1, Class E 5.531% (1 Month LIBOR + 5.50%), due 12/15/31	310,216	299,122
Series 2014-FL1, Class D 6.534% (1 Month LIBOR + 4.00%), due 12/15/31	100,000	98,657
Barclays Commercial Mortgage Securities LLC (a)
Series 2018-TALL, Class A 2.795% (1 Month LIBOR + 0.722%), due 3/15/37 (d)	3,492,000	3,486,506
Series 2015-SRCH, Class A2 4.197%, due 8/10/35	875,000	901,135
BXP Trust Series 2017-GM, Class A 3.379%, due 6/13/39 (a)	396,000	384,638
Caesars Palace Las Vegas Trust (a)
Series 2017-VICI, Class C 4.138%, due 10/15/34	561,000	565,507
Series 2017-VICI, Class D 4.499%, due 10/15/34 (g)	606,000	609,730
Series 2017-VICI, Class E 4.499%, due 10/15/34 (g)	795,000	780,489

18	MainStay VP Janus Henderson Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Citigroup Commercial Mortgage Trust (a)(d)
Series 2017-MDRB, Class B 3.823% (1 Month LIBOR + 1.75%), due 7/15/30	$336,000	$335,748
Series 2017-MDRB, Class C 4.573% (1 Month LIBOR + 2.50%), due 7/15/30	212,000	211,765
CSMLT TRUST Series 2015-2, Class A6 3.50%, due 8/25/45 (a)(g)	546,410	543,379
GSCCRE Commercial Mortgage Trust Series 2015-HULA, Class E 6.473% (1 Month LIBOR + 4.40%), due 8/15/32 (a)(d)	606,000	607,660
JP Morgan Chase Commercial Mortgage Securities Trust (a)
Series 2016-WIKI, Class C 3.554%, due 10/5/31	131,000	128,936
Series 2015-UES, Class E 3.621%, due 9/5/32 (b)	425,000	418,972
Series 2016-WIKI, Class D 4.009%, due 10/5/31 (g)	200,000	196,429
Series 2010-C2, Class E 5.828%, due 11/15/43 (g)	299,000	296,251
Morgan Stanley Mortgage Capital Holdings LLC Series 2017-237P, Class A 3.397%, due 9/13/39 (a)	488,000	473,297
Starwood Retail Property Trust (a)(d)
Series 2014-STAR, Class D 5.323% (1 Month LIBOR + 3.25%), due 11/15/27	882,000	856,397
Series 2014-STAR, Class E 6.223% (1 Month LIBOR + 4.15%), due 11/15/27	526,000	494,616
Wachovia Bank Commercial Mortgage Trust
Series 2007-C30, Class AJ 5.413%, due 12/15/43 (b)	431,057	434,085
Series 2007-C34, Class AJ 6.309%, due 5/15/46 (g)	171,825	174,720

		12,989,504

Whole Loan (Collateralized Mortgage Obligations) 1.1%
Angel Oak Mortgage Trust Series 2018-2, Class A1 3.674%, due 7/27/48 (a)(b)	285,000	284,997

	Principal Amount	Value
Whole Loan (Collateralized Mortgage Obligations) (continued)
Arroyo Mortgage Trust Series 2018-1, Class A1 3.763%, due 4/25/48 (a)(b)	$443,516	$444,352
Federal Home Loan Mortgage Corporation Structured Agency Credit Risk Debt Notes (d)
Series 2014-DN2, Class M3 5.56% (1 Month LIBOR + 3.60%), due 4/25/24	996,000	1,104,853
Series 2014-DN1, Class M3 6.46% (1 Month LIBOR + 4.50%), due 2/25/24	1,378,000	1,589,131
Federal National Mortgage Association (d)
Series 2014-C02, Class 1M2 4.56% (1 Month LIBOR + 2.60%), due 5/25/24	446,081	473,297
Series 2014-C03, Class 1M2 4.96% (1 Month LIBOR + 3.00%), due 7/25/24	2,005,046	2,148,950
New Residential Mortgage Loan Trust (a)(b)
Series 2017-3A, Class A1 4.00%, due 4/25/57	549,245	554,556
Series 2018-2A, Class A1 4.50%, due 2/25/58	505,806	518,552
Sequoia Mortgage Trust Series 2018-CH2, Class A12 4.00%, due 6/25/48 (a)(b)	1,175,833	1,189,621
Station Place Securitization Trust (a)(d)(h)
Series 2017-LD1, Class A 2.76% (1 Month LIBOR + 0.80%), due 11/25/50	1,362,000	1,357,658
Series 2017-LD1, Class B 2.96% (1 Month LIBOR + 1.00%), due 11/25/50	270,000	269,329
Series 2017-3, Class A 2.961% (1 Month LIBOR + 1.00%), due 7/24/18	1,127,000	1,127,031
Winwater Mortgage Loan Trust Series 2015-5, Class A5 3.50%, due 8/20/45 (a)(b)	1,596,340	1,598,141

		12,660,468

Total Mortgage-Backed Securities (Cost $27,085,145)		26,977,498

U.S. Government & Federal Agencies 18.8%
♦Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 2.1%
3.00%, due 1/1/45	399,587	388,945
3.00%, due 10/1/46	1,504,974	1,459,797

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
3.00%, due 12/1/46	$2,340,869	$2,270,560
3.50%, due 2/1/43	413,664	413,759
3.50%, due 2/1/44	506,155	506,272
3.50%, due 7/1/46	1,673,236	1,674,362
3.50%, due 9/1/47	2,121,731	2,112,420
3.50%, due 10/1/47	1,074,672	1,069,859
3.50%, due 11/1/47	465,377	463,890
3.50%, due 12/1/47	2,305,863	2,302,964
3.50%, due 2/1/48	1,109,830	1,105,990
3.50%, due 3/1/48	3,909,561	3,894,268
4.00%, due 5/1/46	292,279	299,148
4.00%, due 8/1/47	963,063	983,385
4.00%, due 3/1/48	387,259	396,250
4.00%, due 4/1/48	674,794	689,990
4.00%, due 5/1/48	1,634,132	1,667,728
4.00%, due 6/1/48	457,934	467,368
4.50%, due 5/1/44	1,122,015	1,182,030
6.00%, due 4/1/40	910,276	1,023,501

		24,372,486

♦Federal National Mortgage Association (Mortgage Pass-Through Securities) 6.2%
3.00%, due 2/1/43	38,426	37,521
3.00%, due 5/1/43	141,869	138,517
3.00%, due 10/1/45	90,287	87,545
3.00%, due 1/1/46	7,272	7,057
3.00%, due 3/1/46	395,904	384,099
3.00%, due 11/1/46	367,675	357,135
3.00%, due 2/1/47	302,138	295,320
3.00%, due 2/1/57	1,312,014	1,260,383
3.50%, due 10/1/42	484,649	486,062
3.50%, due 12/1/42	1,123,065	1,122,535
3.50%, due 2/1/43	1,615,773	1,615,005
3.50%, due 4/1/44	673,581	676,236
3.50%, due 2/1/45	1,375,189	1,374,534
3.50%, due 12/1/45	349,970	350,924
3.50%, due 7/1/46	675,773	675,246
3.50%, due 8/1/46	2,550,295	2,545,936
3.50%, due 5/30/47 TBA (i)	1,251,000	1,245,115
3.50%, due 8/1/47	562,722	561,395
3.50%, due 9/1/47	2,849,781	2,837,784
3.50%, due 10/1/47	1,348,238	1,344,888
3.50%, due 12/1/47	1,672,635	1,668,238
3.50%, due 1/1/48	1,037,334	1,036,205
3.50%, due 3/1/48	247,157	247,060
3.50%, due 8/1/56	2,092,665	2,078,733
4.00%, due 10/1/46	43,246	44,271
4.00%, due 4/30/47 TBA (i)	15,657,000	15,962,340
4.00%, due 5/1/47	244,999	250,039

	Principal Amount	Value
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.00%, due 6/1/47	$279,551	$285,742
4.00%, due 7/1/47	294,092	300,861
4.00%, due 8/1/47	944,871	965,242
4.00%, due 9/1/47	53,437	54,670
4.00%, due 10/1/47	936,649	958,258
4.00%, due 11/1/47	1,468,907	1,501,016
4.00%, due 12/1/47	743,969	759,980
4.00%, due 1/1/48	5,888,177	6,021,596
4.00%, due 3/1/48	602,172	616,285
4.00%, due 5/1/48	1,544,833	1,575,894
4.00%, due 6/1/48	4,215,968	4,301,024
4.50%, due 11/1/42	156,262	164,399
4.50%, due 10/1/44	428,756	452,101
4.50%, due 3/1/45	708,380	746,985
4.50%, due 6/1/45	357,181	374,395
4.50%, due 2/1/46	907,561	954,462
4.50%, due 12/1/46	363,301	380,492
4.50%, due 5/1/47	606,743	637,830
4.50%, due 5/30/47 TBA (i)	1,931,000	2,010,670
4.50%, due 6/1/47	489,971	514,071
4.50%, due 7/1/47	885,067	928,344
4.50%, due 8/1/47	459,519	481,999
4.50%, due 9/1/47	1,282,851	1,345,771
4.50%, due 10/1/47	87,784	92,086
4.50%, due 11/1/47	296,932	311,496
4.50%, due 3/1/48	479,420	504,382
4.50%, due 4/1/48	363,150	382,451
4.50%, due 5/1/48	545,757	575,247
4.50%, due 6/1/48	279,443	294,686
5.00%, due 12/30/25 TBA (i)	4,479,000	4,735,905
5.00%, due 7/1/44	642,154	695,193
6.00%, due 2/1/37	52,129	58,695

		72,672,351

Government National Mortgage Association (Mortgage Pass-Through Securities) 0.7%
3.00%, due 2/20/48	1,142,805	1,118,819
4.00%, due 1/15/45	1,348,737	1,391,946
4.00%, due 7/15/47	1,337,130	1,370,928
4.00%, due 8/15/47	279,242	286,300
4.00%, due 8/20/47	234,738	242,214
4.00%, due 11/15/47	289,599	297,764
4.00%, due 12/15/47	385,011	395,883
4.50%, due 10/20/41	522,679	543,856
4.50%, due 8/15/46	1,375,479	1,463,394
4.50%, due 5/20/48	1,007,897	1,063,953

		8,175,057

♦United States Treasury Bonds 4.1%
2.25%, due 8/15/46	3,093,000	2,663,846
2.75%, due 11/15/47	16,210,000	15,467,886

20	MainStay VP Janus Henderson Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
United States Treasury Bonds (continued)
3.00%, due 2/15/48	$8,741,000	$8,770,364
3.125%, due 5/15/48	20,101,500	20,659,788

		47,561,884

♦United States Treasury Notes 5.7%
2.25%, due 3/31/20	4,741,000	4,719,517
2.25%, due 11/15/27	1,956,000	1,859,346
2.375%, due 4/30/20	21,159,000	21,104,450
2.50%, due 5/31/20	24,078,000	24,066,713
2.75%, due 5/31/23	1,878,000	1,880,348
2.75%, due 2/15/28	2,933,000	2,907,909
2.875%, due 5/15/28	9,161,000	9,179,250

		65,717,533

Total U.S. Government & Federal Agencies (Cost $219,414,356)		218,499,311

Total Long-Term Bonds (Cost $442,520,814)		439,515,930

	Shares
Common Stocks 61.6%
Aerospace & Defense 3.3%
♦Boeing Co.	73,740	24,740,508
General Dynamics Corp.	61,879	11,534,864
Northrop Grumman Corp.	5,097	1,568,347

		37,843,719

Air Freight & Logistics 0.6%
United Parcel Service, Inc., Class B	61,027	6,482,898

Airlines 0.3%
Delta Air Lines, Inc.	75,813	3,755,776

Automobiles 1.0%
General Motors Co.	280,118	11,036,649

Banks 2.6%
Bank of America Corp.	276,044	7,781,681
U.S. Bancorp	443,662	22,191,973

		29,973,654

Biotechnology 0.2%
AbbVie, Inc.	26,267	2,433,638

Capital Markets 3.7%
Blackstone Group L.P.	210,976	6,787,098
CME Group, Inc.	113,525	18,609,018
Goldman Sachs Group, Inc.	10,978	2,421,417
Morgan Stanley	71,863	3,406,306
TD Ameritrade Holding Corp.	215,940	11,827,034

		43,050,873

	Shares	Value
Chemicals 1.8%
LyondellBasell Industries N.V., Class A	188,417	$20,697,607

Consumer Finance 1.6%
American Express Co.	65,576	6,426,448
Synchrony Financial	352,447	11,764,681

		18,191,129

Electronic Equipment, Instruments & Components 0.3%
Corning, Inc.	144,848	3,984,768

Equity Real Estate Investment Trusts 1.0%
Crown Castle International Corp.	52,428	5,652,787
MGM Growth Properties LLC, Class A	112,713	3,433,238
Outfront Media, Inc.	153,649	2,988,473

		12,074,498

Food & Staples Retailing 3.3%
Costco Wholesale Corp.	90,946	19,005,895
Kroger Co.	235,127	6,689,363
Sysco Corp.	188,233	12,854,432

		38,549,690

Food Products 0.5%
Hershey Co.	65,835	6,126,605

Health Care Equipment & Supplies 1.5%
Abbott Laboratories	27,252	1,662,100
Medtronic PLC	180,282	15,433,942

		17,096,042

Health Care Providers & Services 0.8%
Aetna, Inc.	52,183	9,575,581

Hotels, Restaurants & Leisure 2.5%
Hilton Worldwide Holdings, Inc.	29,474	2,333,162
McDonald’s Corp.	99,174	15,539,574
Norwegian Cruise Line Holdings, Ltd. (j)	75,406	3,562,934
Six Flags Entertainment Corp.	68,410	4,792,120
Starbucks Corp.	58,640	2,864,564

		29,092,354

Household Products 0.3%
Clorox Co.	29,337	3,967,829

Industrial Conglomerates 1.5%
3M Co.	28,225	5,552,422
Honeywell International, Inc.	79,087	11,392,482

		16,944,904

Insurance 0.5%
Progressive Corp.	105,731	6,253,989

Internet & Direct Marketing Retail 0.7%
Booking Holdings, Inc. (j)	4,154	8,420,532

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Internet Software & Services 2.4%
♦Alphabet, Inc., Class C (j)	24,903	$27,783,032

IT Services 4.2%
Accenture PLC, Class A	91,652	14,993,351
Automatic Data Processing, Inc.	24,094	3,231,969
♦Mastercard, Inc.	156,817	30,817,677

		49,042,997

Leisure Products 0.5%
Hasbro, Inc.	65,264	6,024,520

Machinery 1.2%
Deere & Co.	41,529	5,805,754
Parker-Hannifin Corp.	22,814	3,555,562
Stanley Black & Decker, Inc.	37,420	4,969,750

		14,331,066

Media 1.5%
Comcast Corp., Class A	439,151	14,408,544
Madison Square Garden Co., Class A (j)	10,492	3,254,514

		17,663,058

Oil, Gas & Consumable Fuels 2.2%
Anadarko Petroleum Corp.	158,418	11,604,119
Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	349,246	14,209,747

		25,813,866

Personal Products 0.7%
Estee Lauder Cos., Inc., Class A	56,052	7,998,060

Pharmaceuticals 3.7%
Allergan PLC	80,788	13,468,975
Bristol-Myers Squibb Co.	84,972	4,702,351
Eli Lilly & Co.	121,279	10,348,737
Merck & Co., Inc.	242,261	14,705,243

		43,225,306

Real Estate Management & Development 0.9%
CBRE Group, Inc., Class A (j)	216,791	10,349,602

Road & Rail 1.3%
CSX Corp.	245,045	15,628,970

Semiconductors & Semiconductor Equipment 2.1%
Intel Corp.	311,490	15,484,168
Lam Research Corp.	50,198	8,676,724

		24,160,892

	Shares	Value
Software 6.0%
Activision Blizzard, Inc.	48,917	$3,733,346
Adobe Systems, Inc. (j)	88,585	21,597,909
♦Microsoft Corp.	412,218	40,648,817
salesforce.com, Inc. (j)	31,676	4,320,606

		70,300,678

Specialty Retail 1.8%
Home Depot, Inc.	104,485	20,385,023

Technology Hardware, Storage & Peripherals 1.9%
♦Apple, Inc.	120,301	22,268,918

Textiles, Apparel & Luxury Goods 1.2%
NIKE, Inc., Class B	168,209	13,402,893

Tobacco 2.0%
♦Altria Group, Inc.	400,317	22,734,002

Total Common Stocks (Cost $539,469,363)		716,665,618

	Principal Amount
Short-Term Investment 3.3%
Repurchase Agreement 3.3%
Fixed Income Clearing Corp. 0.94%, dated 6/29/18 due 7/2/18 Proceeds at Maturity $38,259,866 (Collateralized by a Federal Home Loan Bank security with a rate of 2.15% and a maturity date of 2/14/20, with a Principal Amount of $38,975,000 and a Market Value of $39,026,798)	$38,256,870	38,256,870

Total Short-Term Investment (Cost $38,256,870)		38,256,870

Total Investments (Cost $1,020,247,047)	102.6%	1,194,438,418
Other Assets, Less Liabilities	(2.6)	(30,478,953)
Net Assets	100.0%	$1,163,959,465

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

22	MainStay VP Janus Henderson Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(c)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of June 30, 2018, the total market value of fair valued securities was $2,786,574, which represented 0.2% of the Portfolio’s net assets.

(d)	Floating rate—Rate shown was the rate in effect as of June 30, 2018.

(e)	Step coupon—Rate shown was the rate in effect as of June 30, 2018.

(f)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(g)

Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of June 30, 2018.

(h)	Illiquid security—As of June 30, 2018, the total market value of these securities deemed illiquid under procedures approved by the Board of
Trustees was $2,754,018, which represented 0.2% of the Portfolio’s net assets.

(i)

TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of June 30, 2018, the total net market value of these securities was $23,954,030, which represented 2.1% of the Portfolio’s net assets. All or a portion of these securities are a part of a mortgage dollar roll agreement.

(j)	Non-income producing security.

The following abbreviations are used in the preceding pages:

LIBOR—London Interbank Offered Rate

TBD—To	Be Determined

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$33,774,192	$—	$33,774,192
Corporate Bonds	—	136,751,186	—	136,751,186
Loan Assignments (b)	—	20,559,893	2,953,850	23,513,743
Mortgage-Backed Securities	—	26,977,498	—	26,977,498
U.S. Government & Federal Agencies	—	218,499,311	—	218,499,311

Total Long-Term Bonds	—	436,562,080	2,953,850	439,515,930

Common Stocks	716,665,618	—	—	716,665,618
Short-Term Investment
Repurchase Agreement	—	38,256,870	—	38,256,870

Total Investments in Securities	$716,665,618	$474,818,950	$2,953,850	$1,194,438,418

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $2,953,850 are held in Health Care—Services within the Loan Assignments section of the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2018, the Portfolio did not have any transfers among levels. (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2017	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2018	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2018 (a)
Long-Term Bonds
Loan Assignments
Health Care—Services	$—	$—	$—	$29,538	$2,924,312	$—	$—	$—	$2,953,850	$29,538

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

24	MainStay VP Janus Henderson Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2018 (Unaudited)

Assets
Investment in securities, at value (identified cost $1,020,247,047)	$1,194,438,418
Cash	1,952
Receivables:
Investment securities sold	32,604,244
Dividends and interest	3,179,365
Fund shares sold	536,157
Securities lending income	190
Other assets	5,062

Total assets	1,230,765,388

Liabilities
Payables:
Investment securities purchased	65,689,633
Manager (See Note 3)	529,785
Fund shares redeemed	316,365
NYLIFE Distributors (See Note 3)	157,634
Shareholder communication	52,407
Professional fees	42,380
Custodian	12,254
Trustees	1,692
Accrued expenses	3,773

Total liabilities	66,805,923

Net assets	$1,163,959,465

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$86,013
Additional paid-in capital	861,729,743

861,815,756
Undistributed net investment income	29,134,987
Accumulated net realized gain (loss) on investments and foreign currency transactions	98,817,351
Net unrealized appreciation (depreciation) on investments	174,191,371

Net assets	$1,163,959,465

Initial Class
Net assets applicable to outstanding shares	$405,504,417

Shares of beneficial interest outstanding	29,842,558

Net asset value per share outstanding	$13.59

Service Class
Net assets applicable to outstanding shares	$758,455,048

Shares of beneficial interest outstanding	56,170,791

Net asset value per share outstanding	$13.50

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statement of Operations for the six months ended June 30, 2018 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$7,023,810
Interest	6,711,731
Securities lending	190
Other	120

Total income	13,735,851

Expenses
Manager (See Note 3)	3,167,158
Distribution/Service—Service Class (See Note 3)	929,478
Shareholder communication	69,533
Professional fees	63,825
Custodian	15,029
Trustees	12,465
Miscellaneous	23,577

Total expenses before waiver/reimbursement	4,281,065
Expense waiver/reimbursement from Manager (See Note 3)	(13,166)

Net expenses	4,267,899

Net investment income (loss)	9,467,952

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	37,921,585
Foreign currency transactions	(2,062)

Net realized gain (loss) on investments and foreign currency transactions	37,919,523

Net change in unrealized appreciation (depreciation) on:
Investments	(12,505,078)
Translation of other assets and liabilities in foreign currencies	(8)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(12,505,086)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	25,414,437

Net increase (decrease) in net assets resulting from operations	$34,882,389

(a)	Dividends recorded net of foreign withholding taxes in the amount of $30,199.

26	MainStay VP Janus Henderson Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2018 (Unaudited) and the year ended December 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$9,467,952	$19,398,002
Net realized gain (loss) on investments and foreign currency transactions	37,919,523	64,043,791
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(12,505,086)	96,543,906

Net increase (decrease) in net assets resulting from operations	34,882,389	179,985,699

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(7,208,563)
Service Class	—	(10,722,145)

	—	(17,930,708)

From net realized gain on investments:
Initial Class	—	(16,923,308)
Service Class	—	(28,720,132)

	—	(45,643,440)

Total dividends and distributions to shareholders	—	(63,574,148)

Capital share transactions:
Net proceeds from sale of shares	55,577,310	91,749,219
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	63,574,148
Cost of shares redeemed	(74,934,737)	(144,368,232)

Increase (decrease) in net assets derived from capital share transactions	(19,357,427)	10,955,135

Net increase (decrease) in net assets	15,524,962	127,366,686

Net Assets
Beginning of period	1,148,434,503	1,021,067,817

End of period	$1,163,959,465	$1,148,434,503

Undistributed net investment income at end of period	$29,134,987	$19,667,035

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,
Initial Class	2018*		2017		2016	2015	2014	2013
Net asset value at beginning of period	$13.18		$11.82		$12.11	$13.13	$12.47	$10.55

Net investment income (loss) (a)	0.12		0.25		0.22	0.24	0.24	0.20
Net realized and unrealized gain (loss) on investments	0.29		1.89		0.32	(0.17)	0.84	1.91
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	0.00	‡	0.00 ‡	(0.00)‡	(0.00)‡	(0.00)‡

Total from investment operations	0.41		2.14		0.54	0.07	1.08	2.11

Less dividends and distributions:
From net investment income	—		(0.23)		(0.23)	(0.25)	(0.19)	(0.17)
From net realized gain on investments	—		(0.55)		(0.60)	(0.84)	(0.23)	(0.02)

Total dividends and distributions	—		(0.78)		(0.83)	(1.09)	(0.42)	(0.19)

Net asset value at end of period	$13.59		$13.18		$11.82	$12.11	$13.13	$12.47

Total investment return (b)	3.11	%(c)	18.35%		4.70%	0.70%	8.68%	20.15%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.80	%††	1.95%		1.87%	1.84%	1.85%	1.77%
Net expenses	0.58	%††	0.58%		0.59%	0.58%	0.58%	0.58%
Expenses (before waiver/reimbursement)	0.58	%††(d)	0.58	%(d)	0.59%	0.58%	0.59%	0.59%
Portfolio turnover rate	77	%(e)	73	%(e)	74%	76%	86%	74%
Net assets at end of period (in 000’s)	$405,504		$417,996		$401,219	$429,680	$478,480	$493,872

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Expense waiver/reimbursement less than 0.01%.
(e)	The portfolio turnover rate not including mortgage dollar rolls were 55% and 66% for the six months ended June 30, 2018 and for the period ended December 31, 2017, respectively.

28	MainStay VP Janus Henderson Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,
Service Class	2018*		2017		2016	2015	2014	2013
Net asset value at beginning of period	$13.11		$11.77		$12.06	$13.08	$12.44	$10.53

Net investment income (loss) (a)	0.10		0.22		0.19	0.21	0.21	0.18
Net realized and unrealized gain (loss) on investments	0.29		1.88		0.32	(0.17)	0.82	1.90
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	0.00	‡	0.00 ‡	(0.00)‡	(0.00)‡	(0.00)‡

Total from investment operations	0.39		2.10		0.51	0.04	1.03	2.08

Less dividends and distributions:
From net investment income	—		(0.21)		(0.20)	(0.22)	(0.16)	(0.15)
From net realized gain on investments	—		(0.55)		(0.60)	(0.84)	(0.23)	(0.02)

Total dividends and distributions	—		(0.76)		(0.80)	(1.06)	(0.39)	(0.17)

Net asset value at end of period	$13.50		$13.11		$11.77	$12.06	$13.08	$12.44

Total investment return (b)	2.97	%(c)	18.05%		4.44%	0.45%	8.41%	19.86%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.55	%††	1.70%		1.62%	1.60%	1.61%	1.52%
Net expenses	0.83	%††	0.83%		0.84%	0.83%	0.83%	0.83%
Expenses (before waiver/reimbursement)	0.83	%††(d)	0.83	%(d)	0.84%	0.83%	0.84%	0.84%
Portfolio turnover rate	77	%(e)	73	%(e)	74%	76%	86%	74%
Net assets at end of period (in 000’s)	$758,455		$730,439		$619,849	$591,626	$568,868	$512,495

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Expense waiver/reimbursement less than 0.01%.
(e)	The portfolio turnover rate not including mortgage dollar rolls were 55% and 66% for the six months ended June 30, 2018 and for the period ended December 31, 2017, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and Notes relate to the MainStay VP Janus Henderson Balanced Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on February 17, 2012. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term capital growth, consistent with preservation of capital and balanced current income.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

30	MainStay VP Janus Henderson Balanced Portfolio

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2018, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of June 30, 2018, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted

31

Notes to Financial Statements (Unaudited) (continued)

prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or the Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Portfolio. Under the supervision of the Board, the Manager or the Subadvisor determine the liquidity of the Portfolio’s investments; in doing so, the Manager or the Subadvisor may consider various factors, including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments, as shown in the Portfolio of Investments, was determined as of June 30, 2018 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of June 30, 2018, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the

32	MainStay VP Janus Henderson Balanced Portfolio

agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, which are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(H)  Loan Assignments, Participations and Commitments.  The Portfolio may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate (“LIBOR”).

The loans in which the Portfolio may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of June 30, 2018, the Portfolio did not hold any unfunded commitments.

(I)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activity is reflected in the Statement of Operations. As of the six-month period ended June 30, 2018, the Portfolio did not have any portfolio securities on loan.

(J)  Debt Securities and Loan Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

The Portfolio may invest in high-yield debt securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

The Portfolio’s investments may include loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Portfolio’s NAVs could go down and you could lose money.

In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

33

Notes to Financial Statements (Unaudited) (continued)

(K)  Foreign Securities Risk.  The Portfolio invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Janus Capital Management LLC (“Janus” or “Subadvisor”), a registered investment adviser and wholly- owned subsidiary of Janus Henderson Group PLC, doing business as Janus Henderson Investors, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Janus. New York Life Investments pays for the services of the Subadvisor.

Effective May 1, 2018, the Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of the average daily net assets as follows: 0.55% up to $1 billion; 0.525% from $1 billion to $2 billion; and 0.515% in excess of $2 billion. Prior to May 1, 2018, the Fund, on behalf of the Portfolio, paid New York Life Investments a monthly fee at an annual rate of the average daily net assets of 0.55%. During the six-month period ended June 30, 2018, the effective management fee rate was 0.55%.

Prior to May 1, 2018, New York Life Investments had contractually agreed to waive a portion of its management fee so that the management fee did not exceed 0.525% on assets in excess of $1 billion. This agreement expired on May 1, 2018.

During the six-month period ended June 30, 2018, New York Life Investments earned fees from the Portfolio in the amount of $3,167,158 and waived fees/reimbursed expenses in the amount of $13,166.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of June 30, 2018, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,022,167,258	$188,743,758	$(16,472,598)	$172,271,160

During the year ended December 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$17,930,708	$45,643,440

34	MainStay VP Janus Henderson Balanced Portfolio

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2018, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2018, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2018, purchases and sales of U.S. government securities were $639,253 and $607,755, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $241,045 and $280,455, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2018 and the year ended December 31, 2017, were as follows:

Initial Class	Shares	Amount
Six-month period ended June 30, 2018:
Shares sold	201,657	$2,707,552
Shares redeemed	(2,084,925)	(28,050,863)

Net increase (decrease)	(1,883,268)	$(25,343,311)

Year ended December 31, 2017:
Shares sold	546,181	$6,922,350
Shares issued to shareholders in reinvestment of dividends and distributions	1,910,033	24,131,871
Shares redeemed	(4,663,116)	(59,106,901)

Net increase (decrease)	(2,206,902)	$(28,052,680)

Service Class	Shares	Amount
Six-month period ended June 30, 2018:
Shares sold	3,954,252	$52,869,758
Shares redeemed	(3,505,533)	(46,883,874)

Net increase (decrease)	448,719	$5,985,884

Year ended December 31, 2017:
Shares sold	6,701,711	$84,826,869
Shares issued to shareholders in reinvestment of dividends and distributions	3,135,850	39,442,277
Shares redeemed	(6,774,086)	(85,261,331)

Net increase (decrease)	3,063,475	$39,007,815

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2018, events and transactions subsequent to June 30, 2018, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

35

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

36	MainStay VP Janus Henderson Balanced Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2018 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2018 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781630	MSVPJB10-08/18 (NYLIAC) NI524

MainStay VP MacKay S&P 500 Index Portfolio

(Formerly known as MainStay VP S&P 500 Index Portfolio)

Message from the President and Semiannual Report

Unaudited  |  June 30, 2018

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

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Message from the President

The six months ended June 30, 2018, saw mixed performance among stocks and bonds. U.S. stocks generally advanced during the reporting period, while international and emerging-market stocks declined.

According to FTSE-Russell data on U.S. stocks, the strongest performance came from the smallest companies during the reporting period, with growth stocks outperforming value stocks at all capitalization levels. While growth stocks provided positive total returns at all capitalization levels, value stocks of midcap and larger companies provided negative returns.

Among U.S. fixed-income securities, shorter-term instruments generally advanced during the first half of 2018, while longer-term bonds on balance declined. Although convertible bonds, bank loans and high-yield corporate bonds generated positive returns during the reporting period, most mortgage-backed securities declined. International and emerging-market bonds also provided negative total returns during the reporting period.

Several factors influenced the stock and bond markets during the first half of 2018. Major tax reforms were signed into law in December 2017 and boosted stock performance early in the reporting period. As the year progressed, however, trade tensions between the U.S. and several of its trading partners led to sustained market volatility, which adversely affected stock prices despite robust corporate earnings and profits. An historic meeting between leaders of the United States and North Korea lifted stock prices briefly in June 2018. While crude oil prices remained volatile, they generally rose during the reporting period, which helped many energy stocks.

The Federal Open Market Committee raised the federal funds target range twice during the reporting period, which led to rising U.S. Treasury yields across the maturity spectrum. The greatest increase occurred among 3-year U.S. Treasury notes, with yield increases tapering off for longer-term U.S. Treasury securities. When interest-rates rise, bond prices tend to decline (and vice versa), which may account for the negative performance of several fixed-income sectors during the reporting period.

Through the ups and downs of the stock and bond markets, MainStay VP portfolio managers seek to pursue the objectives of their individual Portfolios using the investment strategies and processes outlined in the prospectus. As a MainStay VP shareholder, your investments are guided by the market experience and professional insight of our portfolio managers as they seek to deliver long-term returns within prospectus guidelines and manage the specific risks of their respective Portfolios.

Whatever direction the markets may take, MainStay encourages shareholders to maintain a long-term investment perspective. The report that follows contains additional information on the market events, investment decisions and specific securities that shaped the performance of your MainStay VP Portfolio during the six months ended June 30, 2018. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2018

Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	1/29/1993	2.56%	14.15%	13.11%	9.90%	0.19%
Service Class Shares	6/5/2003	2.44	13.87	12.83	9.62	0.44

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P 500® Index[3]	2.65%	14.37%	13.42%	10.17%
Morningstar Large Blend Category Average[4]	1.58	12.58	11.73	9.08

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	The S&P 500® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. “S&P 500®” Index is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Morningstar Large Blend Category Average is representative of funds that represent the overall US stock market in size, growth rates and price. Stocks in the top 70% of the capitalization of the US equity market are defined as large cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios tend to invest across the spectrum of US industries, and owing to their broad exposure, the portfolios’ returns are often similar to those of the S&P 500 Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay S&P 500 Index Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2018, to June 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2018, to June 30, 2018. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/18	Ending Account Value (Based on Actual Returns and Expenses) 6/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,025.60	$0.80	$1,024.00	$0.80	0.16%

Service Class Shares	$1,000.00	$1,024.40	$2.06	$1,022.80	$2.06	0.41%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP MacKay S&P 500 Index Portfolio

Industry Composition as of June 30, 2018 (Unaudited)

Banks	6.0%
Software	6.0
Oil, Gas & Consumable Fuels	5.4
Internet Software & Services	5.2
IT Services	4.4
Technology Hardware, Storage & Peripherals	4.4
Pharmaceuticals	4.3
Internet & Direct Marketing Retail	4.1
Semiconductors & Semiconductor Equipment	4.0
Health Care Providers & Services	3.1
Capital Markets	3.0
Health Care Equipment & Supplies	3.0
Equity Real Estate Investment Trusts	2.7
Aerospace & Defense	2.6
Biotechnology	2.5
Insurance	2.3
Specialty Retail	2.3
Media	2.2
Diversified Telecommunication Services	1.9
Beverages	1.8
Chemicals	1.8
Electric Utilities	1.8
Diversified Financial Services	1.6
Hotels, Restaurants & Leisure	1.6
Industrial Conglomerates	1.6
Machinery	1.5
Food & Staples Retailing	1.4
Household Products	1.4
Food Products	1.1
Communications Equipment	1.0
Road & Rail	1.0
Tobacco	1.0
Multi-Utilities	0.9

Energy Equipment & Services	0.8%
Life Sciences Tools & Services	0.8
Textiles, Apparel & Luxury Goods	0.8
Consumer Finance	0.7
Air Freight & Logistics	0.6
Electrical Equipment	0.5
Multiline Retail	0.5
Airlines	0.4
Automobiles	0.4
Electronic Equipment, Instruments & Components	0.4
Household Durables	0.4
Building Products	0.3
Commercial Services & Supplies	0.3
Containers & Packaging	0.3
Metals & Mining	0.3
Professional Services	0.3
Auto Components	0.2
Personal Products	0.2
Trading Companies & Distributors	0.2
Construction & Engineering	0.1
Construction Materials	0.1
Distributors	0.1
Health Care Technology	0.1
Independent Power & Renewable Electricity Producers	0.1
Leisure Products	0.1
Real Estate Management & Development	0.1
Water Utilities	0.1
Diversified Consumer Services	0.0 ‡
Short-Term Investment	7.0
Other Assets, Less Liabilities	–5.1

100.0%

See Portfolio of Investments beginning on page 9 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of June 30, 2018 (excluding short-term investments) (Unaudited)

1.	Apple, Inc.

2.	Microsoft Corp.

3.	Amazon.com, Inc.

4.	Alphabet, Inc.

5.	Facebook, Inc., Class A
6.	Berkshire Hathaway, Inc., Class B

7.	JPMorgan Chase & Co.

8.	Exxon Mobil Corp.

9.	Johnson & Johnson

10.	Bank of America Corp.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Francis J. Ok and Lee Baker of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP MacKay S&P 500 Index Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2018?

For the six months ended June 30, 2018, MainStay VP MacKay S&P 500 Index Portfolio returned 2.56% for Initial Class shares and 2.44% for Service Class shares. Over the same period, both share classes underperformed the 2.65% return of the S&P 500® Index,1 which is the Portfolio’s benchmark. Although the Portfolio seeks investment results that correspond to the total return performance of common stocks in the aggregate as represented by the S&P 500® Index, the Portfolio’s net performance will typically lag that of the Index because the Portfolio incurs operating expenses that the Index does not. For the six months ended June 30, 2018, both share classes outperformed the 1.58% return of the Morningstar Large Blend Category Average.2

Were there any changes to the Portfolio during the reporting period?

Effective January 1, 2018, MacKay Shields assumed subadvisory responsibilities for the Portfolio, and the portfolio managers from Cornerstone Capital Management Holdings LLC transitioned to MacKay Shields. Effective May 1, 2018, the Portfolio was renamed MainStay VP MacKay S&P 500 Index Portfolio. For more information on these changes, please refer to the supplements dated September 28, 2017, and December 15, 2017.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

The Portfolio invests in futures contracts to provide an efficient means of maintaining liquidity while remaining fully invested in the market. Because these futures contracts closely track the performance of the S&P 500® Index and the Index performed well over the reporting period, the overall impact of these futures contracts on the Portfolio’s performance was positive.

During the reporting period, which S&P 500® industries had the highest total returns and which industries had the lowest total returns?

The S&P 500® industries that provided the highest total returns during the reporting period were Internet & direct marketing retail; textiles, apparel & luxury goods; and software. The S&P 500® industries with the lowest total returns during the reporting period were tobacco, airlines and household durables.

During the reporting period, which industries made the strongest positive contributions to the Portfolio’s performance and which industries made the weakest contributions?

The industries that made the strongest positive contributions to the Portfolio’s performance during the reporting period were Internet & direct marketing retail, software, and IT services. (Contributions take weightings and total returns into account.) Over the same period, the industries that made the weakest contributions to the Portfolio’s performance were banks, industrial conglomerates and tobacco.

During the reporting period, which individual stocks in the S&P 500® Index had the highest total returns and which individual stocks had the lowest total returns?

During the reporting period, the S&P 500® stocks with the highest total returns were Internet & direct marketing retail companies Netflix and TripAdvisor and insurance company XL Group, Ltd. Over the same period, the S&P 500® stocks with the lowest total returns were aerospace & defense company Arconic, household durables company L Brands, and health care equipment & supplies company DENTSPLY SIRONA.

During the reporting period, which S&P 500® stocks made the strongest positive contributions to the Portfolio’s absolute performance and which S&P 500® stocks made the weakest contributions?

The strongest positive contributors to the Portfolio’s performance during the reporting period were Internet & direct marketing retail company Amazon.com; software company Microsoft; and technology hardware, storage & peripherals company Apple. Over the same period, the S&P 500 stocks with the weakest contributions to the Portfolio’s performance were pharmaceuticals company Johnson & Johnson, diversified telecommunication services company AT&T, and tobacco company Philip Morris International.

Were there any changes in the S&P 500® Index during the reporting period?

During the reporting period, there were 13 additions to and 13 deletions from the S&P 500® Index. In terms of index weight, significant additions to the Index included Internet software & services company Twitter and commercial payment solutions company FleetCor Technologies. Significant deletions included media company Time Warner and chemicals company Monsanto.

1.	See footnote on page 5 for more information on the S&P 500® Index.
2.	See footnote on page 5 for more information on the Morningstar Large Blend Category Average.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

8	MainStay VP MacKay S&P 500 Index Portfolio

Portfolio of Investments June 30, 2018 (Unaudited)

	Shares	Value

Common Stocks 98.1%†
Aerospace & Defense 2.6%
Arconic, Inc.	37,262	$633,826
Boeing Co.	48,026	16,113,203
General Dynamics Corp.	24,226	4,515,969
Harris Corp.	10,413	1,505,095
Huntington Ingalls Industries, Inc.	3,902	845,915
L3 Technologies, Inc.	6,882	1,323,546
Lockheed Martin Corp.	21,785	6,435,942
Northrop Grumman Corp.	15,293	4,705,656
Raytheon Co.	25,192	4,866,591
Rockwell Collins, Inc.	14,402	1,939,661
Textron, Inc.	22,455	1,480,009
TransDigm Group, Inc.	4,276	1,475,819
United Technologies Corp.	65,252	8,158,458

		53,999,690

Air Freight & Logistics 0.6%
C.H. Robinson Worldwide, Inc.	12,211	1,021,572
Expeditors International of Washington, Inc.	15,319	1,119,819
FedEx Corp.	21,559	4,895,187
United Parcel Service, Inc., Class B	60,473	6,424,047

		13,460,625

Airlines 0.4%
Alaska Air Group, Inc.	10,810	652,816
American Airlines Group, Inc.	36,540	1,387,058
Delta Air Lines, Inc.	56,596	2,803,766
Southwest Airlines Co.	46,779	2,380,115
United Continental Holdings, Inc. (a)	20,668	1,441,180

		8,664,935

Auto Components 0.2%
Aptiv PLC	23,220	2,127,649
BorgWarner, Inc.	17,321	747,574
Goodyear Tire & Rubber Co.	21,032	489,835

		3,365,058

Automobiles 0.4%
Ford Motor Co.	343,257	3,799,855
General Motors Co.	111,244	4,383,013
Harley-Davidson, Inc.	14,596	614,200

		8,797,068

Banks 6.0%
♦Bank of America Corp.	826,953	23,311,805
BB&T Corp.	68,383	3,449,238
Citigroup, Inc.	223,623	14,964,851
Citizens Financial Group, Inc.	42,510	1,653,639
Comerica, Inc.	15,078	1,370,892
Fifth Third Bancorp	60,117	1,725,358

	Shares	Value

Banks (continued)
Huntington Bancshares, Inc.	96,905	$1,430,318
♦JPMorgan Chase & Co.	298,591	31,113,182
KeyCorp	93,106	1,819,291
M&T Bank Corp.	12,737	2,167,201
People’s United Financial, Inc.	30,508	551,890
PNC Financial Services Group, Inc.	41,174	5,562,607
Regions Financial Corp.	98,497	1,751,277
SunTrust Banks, Inc.	40,765	2,691,305
SVB Financial Group (a)	4,645	1,341,290
U.S. Bancorp	136,839	6,844,687
Wells Fargo & Co.	384,607	21,322,612
Zions Bancorp.	17,287	910,852

		123,982,295

Beverages 1.8%
Brown-Forman Corp., Class B	22,971	1,125,809
Coca-Cola Co.	335,859	14,730,776
Constellation Brands, Inc., Class A	14,734	3,224,831
Dr. Pepper Snapple Group, Inc.	11,854	1,446,188
Molson Coors Brewing Co., Class B	16,228	1,104,153
Monster Beverage Corp. (a)	36,023	2,064,118
PepsiCo., Inc.	124,342	13,537,113

		37,232,988

Biotechnology 2.5%
AbbVie, Inc.	132,904	12,313,556
Alexion Pharmaceuticals, Inc. (a)	19,513	2,422,539
Amgen, Inc.	58,406	10,781,164
Biogen, Inc. (a)	18,505	5,370,891
Celgene Corp. (a)	61,988	4,923,087
Gilead Sciences, Inc.	114,029	8,077,814
Incyte Corp. (a)	15,429	1,033,743
Regeneron Pharmaceuticals, Inc. (a)	6,784	2,340,412
Vertex Pharmaceuticals, Inc. (a)	22,347	3,798,096

		51,061,302

Building Products 0.3%
A.O. Smith Corp.	12,724	752,625
Allegion PLC	8,328	644,254
Fortune Brands Home & Security, Inc.	12,797	687,071
Johnson Controls International PLC	81,225	2,716,976
Masco Corp.	27,230	1,018,946

		5,819,872

Capital Markets 3.0%
Affiliated Managers Group, Inc.	4,764	708,264
Ameriprise Financial, Inc.	12,682	1,773,958
Bank of New York Mellon Corp.	88,633	4,779,978
BlackRock, Inc.	10,816	5,397,617
Cboe Global Markets, Inc.	9,865	1,026,651

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio's 10 largest holdings or issuers held, as of June 30, 2018, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	9

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Capital Markets (continued)
Charles Schwab Corp.	105,305	$5,381,085
CME Group, Inc.	29,862	4,894,979
E*TRADE Financial Corp. (a)	23,144	1,415,487
Franklin Resources, Inc.	27,951	895,830
Goldman Sachs Group, Inc.	30,806	6,794,879
Intercontinental Exchange, Inc.	50,797	3,736,119
Invesco, Ltd.	36,023	956,771
Moody’s Corp.	14,641	2,497,169
Morgan Stanley	119,540	5,666,196
MSCI, Inc.	7,807	1,291,512
Nasdaq, Inc.	10,250	935,517
Northern Trust Corp.	18,547	1,908,301
Raymond James Financial, Inc.	11,385	1,017,250
S&P Global, Inc.	22,038	4,493,328
State Street Corp.	32,046	2,983,162
T. Rowe Price Group, Inc.	21,235	2,465,171

		61,019,224

Chemicals 1.8%
Air Products & Chemicals, Inc.	19,223	2,993,598
Albemarle Corp.	9,714	916,322
CF Industries Holdings, Inc.	20,465	908,646
DowDuPont, Inc.	203,527	13,416,500
Eastman Chemical Co.	12,520	1,251,499
Ecolab, Inc.	22,771	3,195,454
FMC Corp.	11,797	1,052,410
International Flavors & Fragrances, Inc.	6,922	858,051
LyondellBasell Industries N.V., Class A	28,195	3,097,221
Mosaic Co.	30,758	862,762
PPG Industries, Inc.	21,866	2,268,160
Praxair, Inc.	25,202	3,985,696
Sherwin-Williams Co.	7,219	2,942,248

		37,748,567

Commercial Services & Supplies 0.3%
Cintas Corp.	7,581	1,403,016
Copart, Inc. (a)	18,438	1,042,853
Republic Services, Inc.	19,556	1,336,848
Stericycle, Inc. (a)	7,505	490,002
Waste Management, Inc.	34,886	2,837,627

		7,110,346

Communications Equipment 1.0%
Cisco Systems, Inc.	412,431	17,746,906
F5 Networks, Inc. (a)	5,360	924,332
Juniper Networks, Inc.	30,619	839,573
Motorola Solutions, Inc.	14,218	1,654,549

		21,165,360

Construction & Engineering 0.1%
Fluor Corp.	12,329	601,409
Jacobs Engineering Group, Inc.	10,569	671,026

	Shares	Value

Construction & Engineering (continued)
Quanta Services, Inc. (a)	13,121	$438,241

		1,710,676

Construction Materials 0.1%
Martin Marietta Materials, Inc.	5,520	1,232,782
Vulcan Materials Co.	11,592	1,496,063

		2,728,845

Consumer Finance 0.7%
American Express Co.	62,625	6,137,250
Capital One Financial Corp.	42,659	3,920,362
Discover Financial Services	30,604	2,154,828
Synchrony Financial	62,219	2,076,870

		14,289,310

Containers & Packaging 0.3%
Avery Dennison Corp.	7,720	788,212
Ball Corp.	30,627	1,088,790
International Paper Co.	36,315	1,891,285
Packaging Corp. of America	8,274	924,950
Sealed Air Corp.	14,133	599,946
WestRock Co.	22,490	1,282,380

		6,575,563

Distributors 0.1%
Genuine Parts Co.	12,869	1,181,246
LKQ Corp. (a)	27,160	866,404

		2,047,650

Diversified Consumer Services 0.0%‡
H&R Block, Inc.	18,347	417,945

Diversified Financial Services 1.6%
♦Berkshire Hathaway, Inc., Class B (a)	168,793	31,505,213
Jefferies Financial Group, Inc.	26,589	604,634

		32,109,847

Diversified Telecommunication Services 1.9%
AT&T, Inc.	636,346	20,433,070
CenturyLink, Inc.	86,098	1,604,867
Verizon Communications, Inc.	362,358	18,230,231

		40,268,168

Electric Utilities 1.8%
Alliant Energy Corp.	20,300	859,096
American Electric Power Co., Inc.	43,193	2,991,115
Duke Energy Corp.	61,477	4,861,601
Edison International	28,573	1,807,814
Entergy Corp.	15,858	1,281,168
Evergy, Inc.	23,785	1,335,528
Eversource Energy	27,791	1,628,830
Exelon Corp.	84,661	3,606,558
FirstEnergy Corp.	39,314	1,411,766
NextEra Energy, Inc.	41,344	6,905,688

10	MainStay VP MacKay S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Electric Utilities (continued)
PG&E Corp.	45,289	$1,927,500
Pinnacle West Capital Corp.	9,816	790,777
PPL Corp.	61,305	1,750,258
Southern Co.	88,717	4,108,484
Xcel Energy, Inc.	44,626	2,038,516

		37,304,699

Electrical Equipment 0.5%
AMETEK, Inc.	20,308	1,465,425
Eaton Corp. PLC	38,350	2,866,279
Emerson Electric Co.	55,257	3,820,469
Rockwell Automation, Inc.	11,013	1,830,691

		9,982,864

Electronic Equipment, Instruments & Components 0.4%
Amphenol Corp., Class A	26,435	2,303,810
Corning, Inc.	72,819	2,003,251
FLIR Systems, Inc.	12,033	625,355
IPG Photonics Corp. (a)	3,296	727,197
TE Connectivity, Ltd.	30,707	2,765,472

		8,425,085

Energy Equipment & Services 0.8%
Baker Hughes, a GE Co.	36,519	1,206,223
Halliburton Co.	76,820	3,461,509
Helmerich & Payne, Inc.	9,549	608,844
National Oilwell Varco, Inc.	33,502	1,453,987
Schlumberger, Ltd.	121,472	8,142,268
TechnipFMC PLC	38,062	1,208,088

		16,080,919

Equity Real Estate Investment Trusts 2.7%
Alexandria Real Estate Equities, Inc.	9,031	1,139,441
American Tower Corp.	38,733	5,584,137
Apartment Investment & Management Co., Class A	13,798	583,655
AvalonBay Communities, Inc.	12,120	2,083,307
Boston Properties, Inc.	13,537	1,697,811
Crown Castle International Corp.	36,380	3,922,492
Digital Realty Trust, Inc.	18,062	2,015,358
Duke Realty Corp.	31,311	908,958
Equinix, Inc.	6,967	2,995,044
Equity Residential	32,291	2,056,614
Essex Property Trust, Inc.	5,792	1,384,693
Extra Space Storage, Inc.	11,059	1,103,799
Federal Realty Investment Trust	6,422	812,704
GGP, Inc.	55,473	1,133,313
HCP, Inc.	41,200	1,063,784
Host Hotels & Resorts, Inc.	65,014	1,369,845
Iron Mountain, Inc.	24,682	864,117
Kimco Realty Corp.	37,263	633,098
Macerich Co.	9,521	541,078

	Shares	Value

Equity Real Estate Investment Trusts (continued)
Mid-America Apartment Communities, Inc.	9,979	$1,004,586
Prologis, Inc.	46,763	3,071,862
Public Storage	13,140	2,980,940
Realty Income Corp.	24,941	1,341,576
Regency Centers Corp.	12,925	802,384
SBA Communications Corp. (a)	10,101	1,667,877
Simon Property Group, Inc.	27,159	4,622,190
SL Green Realty Corp.	7,755	779,610
UDR, Inc.	23,468	880,989
Ventas, Inc.	31,248	1,779,574
Vornado Realty Trust	15,175	1,121,736
Welltower, Inc.	32,622	2,045,073
Weyerhaeuser Co.	66,389	2,420,543

		56,412,188

Food & Staples Retailing 1.4%
Costco Wholesale Corp.	38,464	8,038,207
Kroger Co.	71,284	2,028,030
Sysco Corp.	42,035	2,870,570
Walgreens Boots Alliance, Inc.	74,792	4,488,642
Walmart, Inc.	126,874	10,866,758

		28,292,207

Food Products 1.1%
Archer-Daniels-Midland Co.	49,040	2,247,503
Campbell Soup Co.	16,873	684,031
Conagra Brands, Inc.	34,511	1,233,078
General Mills, Inc.	51,995	2,301,299
Hershey Co.	12,254	1,140,357
Hormel Foods Corp.	23,683	881,245
J.M. Smucker Co.	9,963	1,070,823
Kellogg Co.	21,901	1,530,223
Kraft Heinz Co.	52,390	3,291,140
McCormick & Co., Inc.	10,636	1,234,733
Mondelez International, Inc., Class A	129,360	5,303,760
Tyson Foods, Inc., Class A	26,099	1,796,916

		22,715,108

Health Care Equipment & Supplies 3.0%
Abbott Laboratories	153,750	9,377,213
ABIOMED, Inc. (a)	3,705	1,515,530
Align Technology, Inc. (a)	6,326	2,164,378
Baxter International, Inc.	43,204	3,190,183
Becton Dickinson & Co.	23,434	5,613,849
Boston Scientific Corp. (a)	121,006	3,956,896
Cooper Cos., Inc.	4,300	1,012,435
Danaher Corp.	53,911	5,319,938
DENTSPLY SIRONA, Inc.	19,945	872,993
Edwards Lifesciences Corp. (a)	18,485	2,690,861
Hologic, Inc. (a)	23,942	951,695
IDEXX Laboratories, Inc. (a)	7,618	1,660,267
Intuitive Surgical, Inc. (a)	9,935	4,753,699

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Health Care Equipment & Supplies (continued)
Medtronic PLC	118,762	$10,167,215
ResMed, Inc.	12,518	1,296,614
Stryker Corp.	28,186	4,759,488
Varian Medical Systems, Inc. (a)	8,024	912,489
Zimmer Biomet Holdings, Inc.	17,826	1,986,529

		62,202,272

Health Care Providers & Services 3.1%
Aetna, Inc.	28,685	5,263,698
AmerisourceBergen Corp.	14,264	1,216,291
Anthem, Inc.	22,380	5,327,111
Cardinal Health, Inc.	27,246	1,330,422
Centene Corp. (a)	17,993	2,216,918
Cigna Corp.	21,335	3,625,883
CVS Health Corp.	89,158	5,737,317
DaVita, Inc. (a)	12,242	850,084
Envision Healthcare Corp. (a)	10,623	467,518
Express Scripts Holding Co. (a)	49,261	3,803,442
HCA Healthcare, Inc.	24,506	2,514,316
Henry Schein, Inc. (a)	13,508	981,221
Humana, Inc.	12,074	3,593,585
Laboratory Corp. of America Holdings (a)	8,972	1,610,743
McKesson Corp.	17,719	2,363,715
Quest Diagnostics, Inc.	11,910	1,309,385
UnitedHealth Group, Inc.	84,276	20,676,274
Universal Health Services, Inc., Class B	7,642	851,625

		63,739,548

Health Care Technology 0.1%
Cerner Corp. (a)	27,644	1,652,835

Hotels, Restaurants & Leisure 1.6%
Carnival Corp.	35,602	2,040,351
Chipotle Mexican Grill, Inc. (a)	2,145	925,289
Darden Restaurants, Inc.	10,856	1,162,243
Hilton Worldwide Holdings, Inc.	24,501	1,939,499
Marriott International, Inc., Class A	26,030	3,295,398
McDonald’s Corp.	68,858	10,789,360
MGM Resorts International	43,946	1,275,752
Norwegian Cruise Line Holdings, Ltd. (a)	18,129	856,595
Royal Caribbean Cruises, Ltd.	14,856	1,539,082
Starbucks Corp.	121,023	5,911,974
Wynn Resorts, Ltd.	7,428	1,243,001
Yum! Brands, Inc.	28,345	2,217,146

		33,195,690

Household Durables 0.4%
D.R. Horton, Inc.	30,120	1,234,920
Garmin, Ltd.	9,755	595,055
Leggett & Platt, Inc.	11,512	513,896
Lennar Corp., Class A	23,995	1,259,737

	Shares	Value

Household Durables (continued)
Mohawk Industries, Inc. (a)	5,561	$1,191,555
Newell Brands, Inc.	42,595	1,098,525
PulteGroup, Inc.	23,037	662,314
Whirlpool Corp.	5,659	827,516

		7,383,518

Household Products 1.4%
Church & Dwight Co., Inc.	21,460	1,140,814
Clorox Co.	11,357	1,536,034
Colgate-Palmolive Co.	76,501	4,958,030
Kimberly-Clark Corp.	30,635	3,227,091
Procter & Gamble Co.	220,525	17,214,181

		28,076,150

Independent Power & Renewable Electricity Producers 0.1%
AES Corp.	58,003	777,820
NRG Energy, Inc.	26,234	805,384

		1,583,204

Industrial Conglomerates 1.6%
3M Co.	52,065	10,242,227
General Electric Co.	761,684	10,366,519
Honeywell International, Inc.	65,504	9,435,851
Roper Technologies, Inc.	9,046	2,495,882

		32,540,479

Insurance 2.3%
Aflac, Inc.	67,894	2,920,800
Allstate Corp.	30,824	2,813,307
American International Group, Inc.	78,724	4,173,947
Aon PLC	21,443	2,941,336
Arthur J. Gallagher & Co.	15,986	1,043,566
Assurant, Inc.	4,621	478,227
Brighthouse Financial, Inc. (a)	10,480	419,934
Chubb, Ltd.	40,850	5,188,767
Cincinnati Financial Corp.	13,101	875,933
Everest Re Group, Ltd.	3,594	828,345
Hartford Financial Services Group, Inc.	31,409	1,605,942
Lincoln National Corp.	19,179	1,193,893
Loews Corp.	22,962	1,108,605
Marsh & McLennan Cos., Inc.	44,497	3,647,419
MetLife, Inc.	89,147	3,886,809
Principal Financial Group, Inc.	23,357	1,236,753
Progressive Corp.	51,074	3,021,027
Prudential Financial, Inc.	36,833	3,444,254
Torchmark Corp.	9,262	754,020
Travelers Cos., Inc.	23,701	2,899,580
Unum Group	19,398	717,532
Willis Towers Watson PLC	11,562	1,752,799
XL Group, Ltd.	22,652	1,267,379

		48,220,174

12	MainStay VP MacKay S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Internet & Direct Marketing Retail 4.1%
♦Amazon.com, Inc. (a)	35,319	$60,035,236
Booking Holdings, Inc. (a)	4,225	8,564,455
Expedia Group, Inc.	10,600	1,274,014
Netflix, Inc. (a)	38,122	14,922,095
TripAdvisor, Inc. (a)	9,397	523,507

		85,319,307

Internet Software & Services 5.2%
Akamai Technologies, Inc. (a)	14,963	1,095,741
♦Alphabet, Inc. (a)
Class A	26,192	29,575,744
Class C	26,623	29,701,950
eBay, Inc. (a)	81,068	2,939,526
♦Facebook, Inc., Class A (a)	210,352	40,875,601
Twitter, Inc. (a)	57,426	2,507,793
VeriSign, Inc. (a)	8,420	1,157,076

		107,853,431

IT Services 4.4%
Accenture PLC, Class A	56,397	9,225,985
Alliance Data Systems Corp.	4,226	985,503
Automatic Data Processing, Inc.	38,632	5,182,096
Broadridge Financial Solutions, Inc.	10,342	1,190,364
Cognizant Technology Solutions Corp., Class A	51,382	4,058,664
DXC Technology Co.	24,975	2,013,235
Fidelity National Information Services, Inc.	29,029	3,077,945
Fiserv, Inc. (a)	35,907	2,660,350
FleetCor Technologies, Inc. (a)	393	82,785
Gartner, Inc. (a)	8,001	1,063,333
Global Payments, Inc.	13,992	1,559,968
International Business Machines Corp.	74,868	10,459,060
Mastercard, Inc., Class A	80,407	15,801,584
Paychex, Inc.	28,042	1,916,671
PayPal Holdings, Inc. (a)	97,883	8,150,717
Total System Services, Inc.	14,549	1,229,681
Visa, Inc., Class A	156,642	20,747,233
Western Union Co.	40,405	821,434

		90,226,608

Leisure Products 0.1%
Hasbro, Inc.	9,970	920,331
Mattel, Inc. (b)	30,169	495,375

		1,415,706

Life Sciences Tools & Services 0.8%
Agilent Technologies, Inc.	28,059	1,735,168
Illumina, Inc. (a)	12,892	3,600,607
IQVIA Holdings, Inc. (a)	14,174	1,414,849
Mettler-Toledo International, Inc. (a)	2,227	1,288,609

	Shares	Value

Life Sciences Tools & Services (continued)
PerkinElmer, Inc.	9,702	$710,477
Thermo Fisher Scientific, Inc.	35,283	7,308,521
Waters Corp. (a)	6,871	1,330,157

		17,388,388

Machinery 1.5%
Caterpillar, Inc.	52,435	7,113,856
Cummins, Inc.	13,583	1,806,539
Deere & Co.	28,439	3,975,772
Dover Corp.	13,564	992,885
Flowserve Corp.	11,474	463,550
Fortive Corp.	26,900	2,074,259
Illinois Tool Works, Inc.	26,737	3,704,144
Ingersoll-Rand PLC	21,746	1,951,268
PACCAR, Inc.	30,853	1,911,652
Parker-Hannifin Corp.	11,660	1,817,211
Pentair PLC	14,236	599,051
Snap-on, Inc.	4,963	797,653
Stanley Black & Decker, Inc.	13,533	1,797,318
Xylem, Inc.	15,779	1,063,189

		30,068,347

Media 2.2%
CBS Corp., Class B	29,947	1,683,620
Charter Communications, Inc., Class A (a)	16,244	4,762,903
Comcast Corp., Class A	402,725	13,213,407
Discovery, Inc. (a)
Class A (b)	13,686	376,365
Class C	29,957	763,904
DISH Network Corp., Class A (a)	20,077	674,788
Interpublic Group of Cos., Inc.	33,809	792,483
News Corp.
Class A	33,611	520,971
Class B	10,679	169,262
Omnicom Group, Inc.	19,933	1,520,290
Twenty-First Century Fox, Inc.
Class A	92,437	4,593,195
Class B	38,516	1,897,683
Viacom, Inc., Class B	30,955	933,603
Walt Disney Co.	130,384	13,665,547

		45,568,021

Metals & Mining 0.3%
Freeport-McMoRan, Inc.	118,162	2,039,476
Newmont Mining Corp.	46,786	1,764,300
Nucor Corp.	27,896	1,743,500

		5,547,276

Multi-Utilities 0.9%
Ameren Corp.	21,368	1,300,243
CenterPoint Energy, Inc.	37,839	1,048,519
CMS Energy Corp.	24,777	1,171,457

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Multi-Utilities (continued)
Consolidated Edison, Inc.	27,251	$2,125,033
Dominion Energy, Inc.	57,228	3,901,805
DTE Energy Co.	15,915	1,649,271
NiSource, Inc.	29,587	777,546
Public Service Enterprise Group, Inc.	44,307	2,398,781
SCANA Corp.	12,509	481,847
Sempra Energy	23,164	2,689,572
WEC Energy Group, Inc.	27,673	1,789,059

		19,333,133

Multiline Retail 0.5%
Dollar General Corp.	22,291	2,197,892
Dollar Tree, Inc. (a)	20,852	1,772,420
Kohl’s Corp.	14,753	1,075,494
Macy’s, Inc.	26,869	1,005,707
Nordstrom, Inc.	10,301	533,386
Target Corp.	46,755	3,558,990

		10,143,889

Oil, Gas & Consumable Fuels 5.4%
Anadarko Petroleum Corp.	45,172	3,308,849
Andeavor	12,193	1,599,478
Apache Corp.	33,515	1,566,826
Cabot Oil & Gas Corp.	39,595	942,361
Chevron Corp.	167,587	21,188,024
Cimarex Energy Co.	8,370	851,564
Concho Resources, Inc. (a)	13,073	1,808,650
ConocoPhillips	102,611	7,143,778
Devon Energy Corp.	45,901	2,017,808
EOG Resources, Inc.	50,765	6,316,689
EQT Corp.	22,119	1,220,526
♦Exxon Mobil Corp.	371,297	30,717,401
Hess Corp.	22,964	1,536,062
HollyFrontier Corp.	15,482	1,059,433
Kinder Morgan, Inc.	166,381	2,939,952
Marathon Oil Corp.	74,823	1,560,808
Marathon Petroleum Corp.	40,505	2,841,831
Newfield Exploration Co. (a)	17,516	529,859
Noble Energy, Inc.	42,485	1,498,871
Occidental Petroleum Corp.	67,157	5,619,698
ONEOK, Inc.	36,050	2,517,371
Phillips 66	36,806	4,133,682
Pioneer Natural Resources Co.	14,946	2,828,381
Valero Energy Corp.	37,790	4,188,266
Williams Cos., Inc.	72,586	1,967,806

		111,903,974

Personal Products 0.2%
Coty, Inc., Class A	41,467	584,685
Estee Lauder Cos., Inc., Class A	19,643	2,802,859

		3,387,544

	Shares	Value

Pharmaceuticals 4.3%
Allergan PLC	29,736	$4,957,586
Bristol-Myers Squibb Co.	143,345	7,932,712
Eli Lilly & Co.	83,767	7,147,838
♦Johnson & Johnson	235,218	28,541,352
Merck & Co., Inc.	235,934	14,321,194
Mylan N.V. (a)	45,206	1,633,745
Nektar Therapeutics (a)	14,130	689,968
Perrigo Co. PLC	11,292	823,300
Pfizer, Inc.	512,994	18,611,422
Zoetis, Inc.	42,433	3,614,867

		88,273,984

Professional Services 0.3%
Equifax, Inc.	10,548	1,319,660
IHS Markit, Ltd. (a)	31,230	1,611,156
Nielsen Holdings PLC	29,366	908,290
Robert Half International, Inc.	10,837	705,489
Verisk Analytics, Inc. (a)	13,623	1,466,380

		6,010,975

Real Estate Management & Development 0.1%
CBRE Group, Inc., Class A (a)	26,517	1,265,922

Road & Rail 1.0%
CSX Corp.	76,767	4,896,199
J.B. Hunt Transport Services, Inc.	7,508	912,597
Kansas City Southern	8,998	953,428
Norfolk Southern Corp.	24,778	3,738,257
Union Pacific Corp.	68,016	9,636,507

		20,136,988

Semiconductors & Semiconductor Equipment 4.0%
Advanced Micro Devices, Inc. (a)	72,257	1,083,132
Analog Devices, Inc.	32,526	3,119,894
Applied Materials, Inc.	88,403	4,083,335
Broadcom, Inc.	35,640	8,647,690
Intel Corp.	408,671	20,315,035
KLA-Tencor Corp.	13,670	1,401,585
Lam Research Corp.	14,386	2,486,620
Microchip Technology, Inc.	20,613	1,874,752
Micron Technology, Inc. (a)	101,709	5,333,620
NVIDIA Corp.	53,232	12,610,661
Qorvo, Inc. (a)	11,093	889,326
QUALCOMM, Inc.	130,022	7,296,835
Skyworks Solutions, Inc.	15,968	1,543,307
Texas Instruments, Inc.	85,849	9,464,852
Xilinx, Inc.	22,223	1,450,273

		81,600,917

Software 6.0%
Activision Blizzard, Inc.	66,756	5,094,818
Adobe Systems, Inc. (a)	43,188	10,529,666
ANSYS, Inc. (a)	7,368	1,283,358

14	MainStay VP MacKay S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Software (continued)
Autodesk, Inc. (a)	19,216	$2,519,026
CA, Inc.	27,403	976,917
Cadence Design Systems, Inc. (a)	24,722	1,070,710
Citrix Systems, Inc. (a)	11,291	1,183,749
Electronic Arts, Inc. (a)	26,908	3,794,566
Intuit, Inc.	21,377	4,367,428
♦Microsoft Corp.	673,798	66,443,221
Oracle Corp.	261,347	11,514,949
Red Hat, Inc. (a)	15,582	2,093,753
salesforce.com, Inc. (a)	61,856	8,437,158
Symantec Corp.	54,508	1,125,590
Synopsys, Inc. (a)	13,067	1,118,143
Take-Two Interactive Software, Inc. (a)	10,031	1,187,269

		122,740,321

Specialty Retail 2.3%
Advance Auto Parts, Inc.	6,492	880,964
AutoZone, Inc. (a)	2,338	1,568,634
Best Buy Co., Inc.	21,509	1,604,141
CarMax, Inc. (a)	15,616	1,137,938
Foot Locker, Inc.	10,358	545,349
Gap, Inc.	19,029	616,349
Home Depot, Inc.	101,163	19,736,901
L Brands, Inc.	21,272	784,511
Lowe’s Cos., Inc.	72,088	6,889,450
O’Reilly Automotive, Inc. (a)	7,184	1,965,327
Ross Stores, Inc.	33,205	2,814,124
Tiffany & Co.	8,934	1,175,715
TJX Cos., Inc.	54,992	5,234,139
Tractor Supply Co.	10,704	818,749
Ultra Beauty, Inc. (a)	5,013	1,170,335

		46,942,626

Technology Hardware, Storage & Peripherals 4.4%
♦Apple, Inc.	431,047	79,791,110
Hewlett Packard Enterprise Co.	133,914	1,956,484
HP, Inc.	143,945	3,266,112
NetApp, Inc.	23,497	1,845,220
Seagate Technology PLC	25,175	1,421,632
Western Digital Corp.	26,242	2,031,393
Xerox Corp.	18,761	450,264

		90,762,215

Textiles, Apparel & Luxury Goods 0.8%
Hanesbrands, Inc.	31,604	695,920
Michael Kors Holdings, Ltd. (a)	13,146	875,524
NIKE, Inc., Class B	112,489	8,963,123
PVH Corp.	6,758	1,011,808
Ralph Lauren Corp.	4,883	613,891
Tapestry, Inc.	25,241	1,179,007

	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
Under Armour, Inc. (a)
Class A	16,309	$366,626
Class C	16,519	348,220
VF Corp.	28,711	2,340,521

		16,394,640

Tobacco 1.0%
Altria Group, Inc.	165,980	9,426,004
Philip Morris International, Inc.	136,323	11,006,719

		20,432,723

Trading Companies & Distributors 0.2%
Fastenal Co.	25,226	1,214,128
United Rentals, Inc. (a)	7,331	1,082,202
W.W. Grainger, Inc.	4,470	1,378,548

		3,674,878

Water Utilities 0.1%
American Water Works Co., Inc.	15,615	1,333,209

Total Common Stocks (Cost $864,240,969)		2,019,107,296	(c)

	Principal Amount
Short-Term Investments 7.0%
Repurchase Agreement 5.1%
Fixed Income Clearing Corp. 0.94%, dated 6/29/18 due 7/2/18 Proceeds at Maturity $105,790,997 (Collateralized by a United States Treasury Bond with a rate of 8.125% and a maturity date of 8/15/19, with a Principal Amount of $98,705,000 and a Market Value of $107,902,924)	$105,782,710	105,782,710

Total Repurchase Agreement (Cost $105,782,710)		105,782,710

U.S. Governments 1.9%
United States Treasury Bills (d)
1.729%, due 7/5/18	17,100,000	17,096,770
1.75%, due 7/5/18	1,100,000	1,099,790
1.752%, due 7/5/18	100,000	99,981
1.754%, due 7/5/18	700,000	699,866
1.756%, due 7/5/18	6,300,000	6,298,789
1.757%, due 7/5/18	600,000	599,885
1.761%, due 7/26/18 (e)	2,500,000	2,496,997
1.763%, due 7/5/18	600,000	599,884
1.765%, due 7/5/18	800,000	799,846
1.767%, due 7/5/18	300,000	299,942

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

	Principal Amount	Value

Short-Term Investments (continued)
U.S. Governments (continued)
1.773%, due 7/5/18	$100,000	$99,981
1.775%, due 7/5/18	1,300,000	1,299,747
1.777%, due 7/5/18	100,000	99,980
1.779%, due 7/5/18	500,000	499,903
1.787%, due 7/5/18	1,300,000	1,299,746
1.794%, due 7/5/18	700,000	699,862
1.803%, due 7/5/18	2,800,000	2,799,447
1.807%, due 7/5/18	300,000	299,941
1.825%, due 7/26/18	1,000,000	998,755
1.917%, due 10/4/18	900,000	895,501

Total U.S. Governments (Cost $39,084,645)		39,084,613

Total Short-Term Investments (Cost $144,867,355)		144,867,323

Total Investments (Cost $1,009,108,324)	105.1%	2,163,974,619
Other Assets, Less Liabilities	(5.1)	(105,345,402)
Net Assets	100.0%	$2,058,629,217
‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)

All or a portion of this security was held on loan. As of June 30, 2018, the market value of securities loaned was $801,322 and the Portfolio received non-cash collateral in the amount of $832,799 (See Note 2(I)).

(c)	The combined market value of common stocks and notional value of Standard & Poor’s 500 Index futures contracts represents 99.9% of the Portfolio’s net assets.

(d)	Interest rate shown represents yield to maturity.

(e)	Represents a security which was maintained at the broker as collateral for futures contracts.

Futures Contracts

As of June 30, 2018, the Portfolio held the following futures contracts:

Type	Number of Contracts Long	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[1]
Standard & Poor’s 500 Index Mini	282	September 2018	$39,223,992	$38,374,560	$(849,432)

1.	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2018.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$2,019,107,296	$—	$—	$2,019,107,296
Short-Term Investments
Repurchase Agreement	—	105,782,710	—	105,782,710
U.S. Government	—	39,084,613	—	39,084,613

Total Short-Term Investments	—	144,867,323	—	144,867,323

Total Investments in Securities	$2,019,107,296	$144,867,323	$—	$2,163,974,619

16	MainStay VP MacKay S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts (b)	$(849,432)	$—	$—	$(849,432)

Total Other Financial Instruments	$(849,432)	$—	$—	$(849,432)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2018, the Portfolio did not have any transfers among levels. (See Note 2)

As of June 30, 2018, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statement of Assets and Liabilities as of June 30, 2018 (Unaudited)

Assets
Investment in securities, at value (identified cost $1,009,108,324) including securities on loan of $801,322	$2,163,974,619
Receivables:
Dividends and interest	1,595,290
Fund shares sold	775,094
Investment securities sold	482,177
Variation margin on futures contracts	23,057
Securities lending income	413
Other assets	9,108

Total assets	2,166,859,758

Liabilities
Payables:
Investment securities purchased	106,719,828
Fund shares redeemed	982,694
Manager (See Note 3)	223,545
NYLIFE Distributors (See Note 3)	196,575
Shareholder communication	50,229
Professional fees	33,480
Custodian	14,298
Trustees	2,936
Accrued expenses	6,956

Total liabilities	108,230,541

Net assets	$2,058,629,217

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$38,728
Additional paid-in capital	834,832,422

834,871,150
Undistributed net investment income	44,615,862
Accumulated net realized gain (loss) on investments and futures transactions	25,125,342
Net unrealized appreciation (depreciation) on investments and futures contracts	1,154,016,863

Net assets	$2,058,629,217

Initial Class
Net assets applicable to outstanding shares	$1,111,755,636

Shares of beneficial interest outstanding	20,836,704

Net asset value per share outstanding	$53.36

Service Class
Net assets applicable to outstanding shares	$946,873,581

Shares of beneficial interest outstanding	17,891,768

Net asset value per share outstanding	$52.92

18	MainStay VP MacKay S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2018 (Unaudited)

Investment Income (Loss)
Income
Dividends	$18,799,462
Interest	308,935
Securities lending	4,152
Other	223

Total income	19,112,772

Expenses
Manager (See Note 3)	1,593,109
Distribution/Service—Service Class (See Note 3)	1,151,470
Shareholder communication	86,861
Professional fees	74,878
Trustees	21,741
Custodian	6,921
Miscellaneous	39,231

Total expenses before waiver/reimbursement	2,974,211
Expense waiver/reimbursement from Manager (See Note 3)	(229,631)

Net expenses	2,744,580

Net investment income (loss)	16,368,192

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	6,602,960
Futures transactions	(1,140,906)

Net realized gain (loss) on investments and futures transactions	5,462,054

Net change in unrealized appreciation (depreciation) on:
Investments	24,832,733
Futures contracts	(1,023,082)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	23,809,651

Net realized and unrealized gain (loss) on investments and futures transactions	29,271,705

Net increase (decrease) in net assets resulting from operations	$45,639,897

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Statements of Changes in Net Assets

for the six months ended June 30, 2018 (Unaudited) and the year ended December 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$16,368,192	$27,900,443
Net realized gain (loss) on investments and futures transactions	5,462,054	39,480,369
Net change in unrealized appreciation (depreciation) on investments and futures contracts	23,809,651	281,272,280

Net increase (decrease) in net assets resulting from operations	45,639,897	348,653,092

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(14,887,127)
Service Class	—	(10,221,801)

	—	(25,108,928)

From net realized gain on investments:
Initial Class	—	(15,630,784)
Service Class	—	(12,102,627)

	—	(27,733,411)

Total dividends and distributions to shareholders	—	(52,842,339)

Capital share transactions:
Net proceeds from sale of shares	246,382,389	376,903,377
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	52,842,339
Cost of shares redeemed	(287,350,244)	(184,243,526)

Increase (decrease) in net assets derived from capital share transactions	(40,967,855)	245,502,190

Net increase (decrease) in net assets	4,672,042	541,312,943

Net Assets
Beginning of period	2,053,957,175	1,512,644,232

End of period	$2,058,629,217	$2,053,957,175

Undistributed net investment income at end of period	$44,615,862	$28,247,670

20	MainStay VP MacKay S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,
Initial Class	2018*		2017	2016	2015	2014	2013
Net asset value at beginning of period	$52.02		$44.05	$41.29	$41.99	$37.58	$28.93

Net investment income (loss) (a)	0.46		0.80	0.70	0.70	0.66	0.59
Net realized and unrealized gain (loss) on investments	0.88		8.60	4.02	(0.29)	4.34	8.61

Total from investment operations	1.34		9.40	4.72	0.41	5.00	9.20

Less dividends and distributions:
From net investment income	—		(0.70)	(0.70)	(0.60)	(0.59)	(0.55)
From net realized gain on investments	—		(0.73)	(1.26)	(0.51)	—	—

Total dividends and distributions	—		(1.43)	(1.96)	(1.11)	(0.59)	(0.55)

Net asset value at end of period	$53.36		$52.02	$44.05	$41.29	$41.99	$37.58

Total investment return (b)	2.58	%(c)	21.49%	11.62%	1.10%	13.35%	32.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.76	%††	1.65%	1.66%	1.67%	1.68%	1.76%
Net expenses	0.16	%††	0.22%	0.28%	0.27%	0.28%	0.28%
Expenses (before waiver/reimbursement)	0.18	%††	0.23%	0.28%	0.27%	0.28%	0.30%
Portfolio turnover rate	7%		3%	3%	3%	3%	8%
Net assets at end of period (in 000’s)	$1,111,756		$1,156,346	$899,633	$1,017,929	$890,188	$853,187

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Six months ended June 30,		Year ended December 31,
Service Class	2018*		2017	2016	2015	2014	2013
Net asset value at beginning of period	$51.66		$43.80	$41.08	$41.79	$37.44	$28.84

Net investment income (loss) (a)	0.40		0.67	0.59	0.60	0.56	0.51
Net realized and unrealized gain (loss) on investments	0.86		8.54	4.00	(0.28)	4.30	8.57

Total from investment operations	1.26		9.21	4.59	0.32	4.86	9.08

Less dividends and distributions:
From net investment income	—		(0.62)	(0.61)	(0.52)	(0.51)	(0.48)
From net realized gain on investments	—		(0.73)	(1.26)	(0.51)	—	—

Total dividends and distributions	—		(1.35)	(1.87)	(1.03)	(0.51)	(0.48)

Net asset value at end of period	$52.92		$51.66	$43.80	$41.08	$41.79	$37.44

Total investment return (b)	2.44%		21.19%	11.34%	0.85%	13.06%	31.68%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.51	%††	1.40%	1.41%	1.42%	1.43%	1.52%
Net expenses	0.41	%††	0.47%	0.53%	0.52%	0.53%	0.53%
Expenses (before waiver/reimbursement)	0.43	%††	0.48%	0.53%	0.52%	0.53%	0.55%
Portfolio turnover rate	7%		3%	3%	3%	3%	8%
Net assets at end of period (in 000’s)	$946,874		$897,611	$613,011	$476,730	$423,009	$343,782

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and Notes relate to the MainStay VP MacKay S&P 500 Index Portfolio (formerly known as MainStay VP S&P 500 Index Portfolio) (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on January 29, 1993. Service Class shares commenced operations on June 5, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500® Index.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the

“Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology

22	MainStay VP MacKay S&P 500 Index Portfolio

used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2018, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended;

(ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of June 30, 2018, there were no securities held by the Portfolio that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in

23

Notes to Financial Statements (Unaudited) (continued)

connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, which are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives.

24	MainStay VP MacKay S&P 500 Index Portfolio

The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAVs and may result in a loss to the Portfolio. As of June 30, 2018, open futures contracts are shown in the Portfolio of Investments.

(I)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. As of June 30, 2018, the Portfolio had securities on loan with a value of $801,322 and had received non-cash collateral of $832,799. Income earned from securities lending activity is reflected in the Statement of Operations.

(J)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(K)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of June 30, 2018:

Liability Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Futures Contracts	Net Assets— Net unrealized depreciation on investments and futures contracts (a)	(849,432)	(849,432)

Total Fair Value		$(849,432)	$(849,432)

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2018:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(1,140,906)	$(1,140,906)

Total Realized Gain (Loss)		$(1,140,906)	$(1,140,906)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(1,023,082)	$(1,023,082)

Total Change in Unrealized Appreciation (Depreciation)		$(1,023,082)	$(1,023,082)

Average Notional Amount

	Equity Contracts Risk	Total
Futures Contracts Long	$38,930,464	$38,930,464

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and

25

Notes to Financial Statements (Unaudited) (continued)

accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. The Portfolio’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life. MacKay Shields is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of average daily net assets as follows: 0.16% up to $2.5 billion and 0.15% in excess of $2.5 billion.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares do not exceed 0.16% of average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points to Service Class shares. This agreement will remain in effect until May 1, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio. During the six-month period ended June 30, 2018, the effective management fee rate was 0.16%.

During the six-month period ended June 30, 2018, New York Life Investments earned fees from the Portfolio in the amount of $1,593,109 and waived fees/reimbursed expenses in the amount of $229,631.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of June 30, 2018, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,028,802,258	$1,169,169,348	$(33,996,987)	$1,135,172,361

During the year ended December 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$27,855,694	$24,986,645

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any

26	MainStay VP MacKay S&P 500 Index Portfolio

revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2018, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2018, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2018, purchases and sales of securities, other than short-term securities, were $135,154 and $140,297, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2018 and the year ended December 31, 2017, were as follows:

Initial Class	Shares	Amount
Six-month period ended June 30, 2018:
Shares sold	3,024,391	$161,762,453
Shares redeemed	(4,415,573)	(229,992,251)

Net increase (decrease)	(1,391,182)	$(68,229,798)

Year ended December 31, 2017:
Shares sold	3,324,249	$156,837,862
Shares issued to shareholders in reinvestment of dividends and distributions	617,138	30,517,911
Shares redeemed	(2,134,591)	(102,278,017)

Net increase (decrease)	1,806,796	$85,077,756

Service Class	Shares	Amount
Six-month period ended June 30, 2018:
Shares sold	1,605,684	$84,619,936
Shares redeemed	(1,087,991)	(57,357,993)

Net increase (decrease)	517,693	$27,261,943

Year ended December 31, 2017:
Shares sold	4,628,729	$220,065,515
Shares issued to shareholders in reinvestment of dividends and distributions	454,310	22,324,428
Shares redeemed	(1,704,821)	(81,965,509)

Net increase (decrease)	3,378,218	$160,424,434

Note 10–Litigation

The Portfolio has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Portfolio, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Portfolio is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Portfolio as a defendant.

The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On November 5, 2014, the Second Circuit Court of Appeals held an oral argument on appeal. On March 29, 2016, the United States Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code-the statutory safe harbor for settlement payments. On April 12, 2016 the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari

27

Notes to Financial Statements (Unaudited) (continued)

in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. Certain shareholder defendants filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The plaintiffs filed a reply in support of the petition on November 4, 2016. The Supreme Court has not yet granted or denied the petition for certiorari. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed a response to plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.”

On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders, for intentional fraudulent conveyance under U.S. federal law.

On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The Court’s order is not immediately appealable, the plaintiff has asked the Court to direct entry of a final judgment in order to make the order immediately appealable.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request.

On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management. The shareholder defendants opposed that request. The District Court has not yet ruled on that request.

The value of the proceeds received by the Portfolio in connection with the LBO and the Portfolio’s cost basis in shares of Tribune was as follows:

Portfolio	Proceeds	Cost Basis
MainStay VP MacKay S&P 500 Index	$682,856	$527,309

At this stage of the proceedings, it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Portfolio’s net asset value.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2018, events and transactions subsequent to June 30, 2018, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

28	MainStay VP MacKay S&P 500 Index Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

29

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2018 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2018 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781637	MSVPSP10-08/18 (NYLIAC) NI529

MainStay VP MacKay Unconstrained

Bond Portfolio

(Formerly known as MainStay VP Unconstrained Bond Portfolio)

Message from the President and Semiannual Report

Unaudited  |  June 30, 2018

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

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Message from the President

The six months ended June 30, 2018, saw mixed performance among stocks and bonds. U.S. stocks generally advanced during the reporting period, while international and emerging-market stocks declined.

According to FTSE-Russell data on U.S. stocks, the strongest performance came from the smallest companies during the reporting period, with growth stocks outperforming value stocks at all capitalization levels. While growth stocks provided positive total returns at all capitalization levels, value stocks of midcap and larger companies provided negative returns.

Among U.S. fixed-income securities, shorter-term instruments generally advanced during the first half of 2018, while longer-term bonds on balance declined. Although convertible bonds, bank loans and high-yield corporate bonds generated positive returns during the reporting period, most mortgage-backed securities declined. International and emerging-market bonds also provided negative total returns during the reporting period.

Several factors influenced the stock and bond markets during the first half of 2018. Major tax reforms were signed into law in December 2017 and boosted stock performance early in the reporting period. As the year progressed, however, trade tensions between the U.S. and several of its trading partners led to sustained market volatility, which adversely affected stock prices despite robust corporate earnings and profits. An historic meeting between leaders of the United States and North Korea lifted stock prices briefly in June 2018. While crude oil prices remained volatile, they generally rose during the reporting period, which helped many energy stocks.

The Federal Open Market Committee raised the federal funds target range twice during the reporting period, which led to rising U.S. Treasury yields across the maturity spectrum. The greatest increase occurred among 3-year U.S. Treasury notes, with yield increases tapering off for longer-term U.S. Treasury securities. When interest-rates rise, bond prices tend to decline (and vice versa), which may account for the negative performance of several fixed-income sectors during the reporting period.

Through the ups and downs of the stock and bond markets, MainStay VP portfolio managers seek to pursue the objectives of their individual Portfolios using the investment strategies and processes outlined in the prospectus. As a MainStay VP shareholder, your investments are guided by the market experience and professional insight of our portfolio managers as they seek to deliver long-term returns within prospectus guidelines and manage the specific risks of their respective Portfolios.

Whatever direction the markets may take, MainStay encourages shareholders to maintain a long-term investment perspective. The report that follows contains additional information on the market events, investment decisions and specific securities that shaped the performance of your MainStay VP Portfolio during the six months ended June 30, 2018. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2018

Class	Inception Date	Six Months	One Year	Five Years	Since Inception	Gross Expense Ratio[1]
Initial Class Shares	4/29/2011	–0.66%	1.19%	3.08%	3.76%	0.67%
Service Class Shares	4/29/2011	–0.78	0.93	2.82	3.50	0.92

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
Bloomberg Barclays U.S. Aggregate Bond Index[2]	–1.62%	–0.40%	2.27%	2.65%
ICE BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index[3]	0.91	1.53	0.66	0.57
Morningstar Nontraditional Bond Category Average[4]	–0.25	1.30	2.01	1.90

1.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

2.

The Bloomberg Barclays U.S. Aggregate Bond Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

3.

The Portfolio has selected the ICE BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index as a secondary benchmark. The ICE BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index represents the London InterBank Offered Rate (“LIBOR”) with a constant 3-month average maturity. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The Portfolio has selected the Morningstar Nontraditional Bond Category Average as an additional benchmark. The Morningstar Nontraditional Bond Category Average contains funds that pursue strategies divergent in one or more ways from conventional practice in the broader bond-fund universe. Morningstar category averages are equal-weighted returns based on constituents of the category at the end of the period. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay Unconstrained Bond Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2018, to June 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2018, to June 30, 2018. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/18	Ending Account Value (Based on Actual Returns and Expenses) 6/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2,3]

Initial Class Shares	$1,000.00	$993.40	$3.86	$1,021.00	$3.86	0.78%

Service Class Shares	$1,000.00	$992.20	$5.09	$1,019.70	$5.11	1.03%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.
3.	Expenses are inclusive of dividends and interest on investments sold short.

6	MainStay VP MacKay Unconstrained Bond Portfolio

Portfolio Composition as of June 30, 2018 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of June 30, 2018 (excluding short-term investment) (Unaudited)

1.	Morgan Stanley, 3.591%–7.30%, due 7/15/18–7/24/42

2.	Bank of America Corp., 3.004%–8.57%, due 9/10/18–2/7/42

3.	Citigroup, Inc., 2.35%–6.30%, due 11/15/18–7/1/26

4.	Goldman Sachs Group, Inc., 2.30%–7.50%, due 11/10/18–10/1/37

5.	Caterpillar Financial Services Corp., 2.10%–2.90%, due 1/10/20–3/15/21
6.	JPMorgan Chase & Co., 3.54%–6.40%, due 10/30/18–5/15/38

7.	Microsoft Corp., 1.10%–3.30%, due 8/8/19–2/6/27

8.	PepsiCo, Inc., 1.35%–2.00%, due 5/2/19–4/15/21

9.	Apple, Inc., 1.55%–2.75%, due 2/8/19–1/13/25

10.	Kreditanstalt Fuer Wiederaufbau, 1.50%, due 2/6/19

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Dan Roberts, PhD, Louis N. Cohen, CFA, Joseph Cantwell, Shu-Yang Tan, and Matt Jacob of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP MacKay Unconstrained Bond Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2018?

For the six months ended June 30, 2018, MainStay VP MacKay Unconstrained Bond Portfolio returned –0.66% for Initial Class shares and –0.78% for Service Class shares. Over the same period, both share classes outperformed the –1.62% return of the Bloomberg Barclays U.S. Aggregate Bond Index,1 which is the Portfolio’s primary benchmark. For the six months ended June 30, 2018, both share classes underperformed the 0.91% return of the ICE BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index,1 which is the Portfolio’s secondary benchmark, and the –0.25% return of the Morningstar Nontraditional Bond Category Average,2 which is an additional benchmark of the Portfolio.

Were there any changes to the Portfolio during the reporting period?

Effective May 1, 2018, MainStay VP Unconstrained Bond Portfolio was renamed MainStay VP MacKay Unconstrained Bond Portfolio. For more information on this change, please refer to the supplement dated December 15, 2017.

What factors affected the Portfolio’s performance relative to its primary benchmark during the reporting period?

The Portfolio’s outperformance relative to the Bloomberg Barclay’s U.S. Aggregate Bond Index during the reporting period resulted primarily from an overweight allocation to spread3 product coupled with a shorter duration4 than the Index. The Portfolio’s positions in bank loans and high-yield corporate bonds, which tend to be less sensitive to interest-rate changes than other fixed-income asset classes, were beneficial to the Portfolio’s relative performance during the reporting period.

The Portfolio’s duration was shorter than the duration of the Bloomberg Barclay’s U.S. Aggregate Bond Index during the reporting period. As a result, the Portfolio was less sensitive than the benchmark and longer-duration peers to changes in U.S. Treasury yields. The short-duration posture helped the Portfolio’s relative performance as U.S. Treasury yields rose.

What was the Portfolio’s duration strategy during the reporting period?

To reduce sensitivity to interest rates, the Portfolio maintained a shorter duration than the duration of the Bloomberg Barclay’s U.S. Aggregate Bond Index during the reporting period. As of June 30, 2018, the Portfolio’s duration was about 1 year, considerably shorter than the approximately 6-year duration of the Bloomberg Barclay’s U.S. Aggregate Bond Index.

Which market segments were the strongest contributors to the Portfolio’s relative performance, and which market segments were particularly weak?

The Portfolio’s best-performing asset class during the reporting period was bank loans, which posted a positive total return, while most other asset classes declined during the reporting period. All sectors of the Portfolio’s loan positions provided positive absolute returns for the reporting period, with the strongest relative performance coming from holdings in the consumer cyclical, industrials and financials sectors. The Portfolio’s positions in high-yield bonds, though slightly negative for the reporting period, outperformed the Bloomberg Barclay’s U.S. Aggregate Bond Index.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the Portfolio purchased new-issue corporate bonds of health care services company CVS. We had a favorable view of the bonds and believed that the bonds provided a good yield relative to the company’s peers. The Portfolio swapped out of longer-maturity bonds of Rogers Communications to buy the same company’s bonds maturing in 2025. The swap allowed the Portfolio to shorten maturity as the yield curve5 flattened for credit. During the reporting period, the Portfolio sold bonds of hotel operator Wyndham Worldwide because of our concerns about the bond’s valuation.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio moderately decreased its weightings in high-yield corporate bonds and bank loans. Over the same period, the Portfolio increased its weighting in investment-grade corporate bonds.

1.	See footnote on page 5 for more information on this index.
2.	See footnote on page 5 for more information on the Morningstar Nontraditional Bond Category Average.
3.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “spread product” refers to asset classes that typically trade at a spread to comparable U.S. Treasury securities.

4.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

5.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

8	MainStay VP MacKay Unconstrained Bond Portfolio

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2018, the Portfolio held overweight positions relative to the Bloomberg Barclays U.S. Aggregate Bond Index in

bank loans, high-yield corporate bonds and investment-grade credit. As of the same date, the Portfolio held underweight positions in U.S. Treasury securities, agency debentures and mortgage-backed securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments June 30, 2018 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 96.9%† Asset-Backed Securities 0.0%‡
Home Equity 0.0%‡
First NLC Trust Series 2007-1, Class A1 2.029% (1 Month LIBOR + 0.07%), due 8/25/37 (a)(b)	$75,065	$46,406
MASTR Asset Backed Securities Trust Series 2006-HE4, Class A1 2.00% (1 Month LIBOR + 0.05%), due 11/25/36 (b)	20,042	9,608
Morgan Stanley ABS Capital I Trust Series 2007-HE4, Class A2A 2.06% (1 Month LIBOR + 0.11%), due 2/25/37 (b)	20,026	9,773

		65,787

Other Asset-Backed Securities 0.0%‡
JPMorgan Mortgage Acquisition Trust Series 2007-HE1, Class AF1 2.05% (1 Month LIBOR + 0.10%), due 3/25/47 (b)	28,202	19,869

Student Loans 0.0%‡
KeyCorp Student Loan Trust Series 2000-A, Class A2 2.26% (3 Month LIBOR + 0.32%), due 5/25/29 (b)	96,613	96,245

Total Asset-Backed Securities (Cost $186,936)		181,901

Convertible Bonds 0.0%‡
Health Care—Products 0.0%‡
Danaher Corp. (zero coupon), due 1/22/21	1,000	3,780

Total Convertible Bonds (Cost $1,571)		3,780

Corporate Bonds 81.9%
Advertising 0.1%
Lamar Media Corp. 5.00%, due 5/1/23	900,000	912,375

Aerospace & Defense 1.0%
Boeing Co. 2.125%, due 3/1/22	2,400,000	2,326,502
Harris Corp. 4.40%, due 6/15/28	3,270,000	3,295,563

	Principal Amount	Value
Aerospace & Defense (continued)
KLX, Inc. 5.875%, due 12/1/22 (a)	$3,650,000	$3,791,437
Northrop Grumman Innovation Systems, Inc. 5.50%, due 10/1/23 (c)	2,885,000	3,019,730

		12,433,232

Agriculture 0.9%
Bunge, Ltd. Finance Corp. 3.50%, due 11/24/20	4,435,000	4,432,399
Philip Morris International, Inc. 1.625%, due 2/21/19	6,500,000	6,455,435

		10,887,834

Airlines 1.1%
American Airlines Pass-Through Trust Series 2015-2, Class A 4.00%, due 3/22/29	905,298	893,167
American Airlines, Inc. Series 2015-2, Class AA 3.60%, due 3/22/29	905,294	884,925
Continental Airlines, Inc. Series 2007-1, Class A 5.983%, due 10/19/23	585,631	620,008
Series 2003-ERJ1 7.875%, due 1/2/20	8,462	8,462
Series 2004-ERJ1 9.558%, due 3/1/21	4,165	4,269
Series 2005-ERJ1 9.798%, due 10/1/22	254,158	268,772
Delta Air Lines, Inc. Series 2001-1, Class A 5.30%, due 10/15/20	150,781	152,937
Series 2010-1, Class A 6.20%, due 1/2/20	35,361	35,361
Northwest Airlines, Inc. Series 2007-1, Class A 7.027%, due 5/1/21	4,460,533	4,659,027
U.S. Airways Group, Inc. Series 2012-1, Class A 5.90%, due 4/1/26	1,299,015	1,390,466
Series 2010-1, Class A 6.25%, due 10/22/24	904,343	967,646
UAL Pass Through Trust Series 2007-1 6.636%, due 1/2/24	1,937,452	2,034,324
United Airlines, Inc. Series 2014-2, Class B 4.625%, due 3/3/24	1,338,411	1,340,686

		13,260,050

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of June 30, 2018, excluding short-term investment. May be subject to change daily.

10	MainStay VP MacKay Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount		Value
Corporate Bonds (continued)
Apparel 0.2%
VF Corp. 3.50%, due 9/1/21		$2,185,000	$2,204,868

Auto Manufacturers 2.2%
Daimler Finance North America LLC (a) 2.30%, due 1/6/20		5,000,000	4,934,137
2.913% (3 Month LIBOR + 0.55%), due 5/4/21 (b)		2,335,000	2,340,871
Ford Holdings LLC 9.30%, due 3/1/30		215,000	279,792
Ford Motor Co. 6.625%, due 10/1/28		51,000	57,197
7.45%, due 7/16/31 (c)		614,000	721,475
8.90%, due 1/15/32		135,000	173,305
Ford Motor Credit Co. LLC 2.681%, due 1/9/20		5,675,000	5,621,774
3.589% (3 Month LIBOR + 1.235%), due 2/15/23 (b)		1,230,000	1,237,573
8.125%, due 1/15/20		1,584,000	1,696,284
General Motors Co. 5.15%, due 4/1/38		1,595,000	1,517,993
General Motors Financial Co., Inc. 3.45%, due 4/10/22		4,000,000	3,930,492
5.25%, due 3/1/26		652,000	675,622
Toyota Motor Credit Corp. 1.95%, due 4/17/20		4,300,000	4,226,026

			27,412,541

Auto Parts & Equipment 0.6%
LKQ European Holdings B.V. 3.625%, due 4/1/26 (a)	EUR	2,835,000	3,263,138
Schaeffler Finance B.V. 4.75%, due 5/15/23 (a)		$2,195,000	2,178,537
ZF North America Capital, Inc. 4.50%, due 4/29/22 (a)		1,840,000	1,873,335

			7,315,010

Banks 17.4%
♦Bank of America Corp. 3.004%, due 12/20/23 (d)		6,566,000	6,365,980
3.499%, due 5/17/22 (d)		6,150,000	6,147,889
3.50%, due 4/19/26		6,165,000	5,963,209
3.705%, due 4/24/28 (d)		1,695,000	1,634,712
5.125%, due 12/17/18 (d)(e)		2,010,000	2,025,075
5.875%, due 2/7/42 (c)		465,000	544,385
6.11%, due 1/29/37		1,438,000	1,651,825
6.30%, due 9/10/18 (d)(e)		1,810,000	1,911,813
8.57%, due 11/15/24		455,000	564,683
Bank of New York Mellon Corp. (d) 2.661%, due 5/16/23 (c)		3,715,000	3,605,071
4.625%, due 9/20/18 (e)		3,740,000	3,538,975

	Principal Amount	Value
Banks (continued)
Barclays Bank PLC 5.14%, due 10/14/20	$4,249,000	$4,351,162
Barclays PLC 5.20%, due 5/12/26	4,010,000	3,939,268
BB&T Corp. 2.75%, due 4/1/22	4,790,000	4,678,803
Branch Banking & Trust Co. 2.25%, due 6/1/20	1,885,000	1,853,451
Capital One Financial Corp. 4.20%, due 10/29/25	470,000	456,447
5.55%, due 12/1/18 (c)(d)(e)	2,365,000	2,416,320
CIT Group, Inc. 3.875%, due 2/19/19	405,000	406,114
♦Citigroup, Inc. 2.35%, due 8/2/21	4,801,000	4,637,570
2.50%, due 7/29/19	2,540,000	2,528,606
3.576% (3 Month LIBOR + 1.25%), due 7/1/26 (b)	10,035,000	10,032,582
5.50%, due 9/13/25	2,710,000	2,877,206
6.30%, due 11/15/18 (d)(e)	4,290,000	4,353,964
Citizens Bank N.A. 2.55%, due 5/13/21 (c)	1,145,000	1,116,661
Citizens Financial Group, Inc. 4.15%, due 9/28/22 (a)	1,450,000	1,459,879
4.30%, due 12/3/25	2,550,000	2,533,609
Discover Bank 7.00%, due 4/15/20	1,005,000	1,061,314
8.70%, due 11/18/19	420,000	447,727
♦Goldman Sachs Group, Inc. 2.30%, due 12/13/19	2,100,000	2,078,100
2.876%, due 10/31/22 (d)	2,300,000	2,245,306
3.491% (3 Month LIBOR + 1.17%), due 5/15/26 (b)	3,075,000	3,037,525
3.625%, due 1/22/23	2,813,000	2,794,507
5.00%, due 11/10/18 (c)(d)(e)	3,905,000	3,663,280
5.25%, due 7/27/21	1,900,000	1,996,768
6.75%, due 10/1/37	1,828,000	2,169,547
7.50%, due 2/15/19	2,535,000	2,605,025
Huntington Bancshares, Inc. 3.15%, due 3/14/21	3,910,000	3,888,104
5.70%, due 7/15/18 (d)(e)	3,115,000	3,082,292
♦JPMorgan Chase & Co. 3.54%, due 5/1/28 (d)	6,265,000	5,998,064
6.125%, due 10/30/18 (d)(e)	2,660,000	2,733,150
6.30%, due 4/23/19	1,825,000	1,876,335
6.40%, due 5/15/38	920,000	1,128,240
♦Kreditanstalt Fuer Wiederaufbau 1.50%, due 2/6/19	9,435,000	9,385,943
Lloyds Banking Group PLC 2.907%, due 11/7/23 (d)	1,160,000	1,104,852
4.582%, due 12/10/25	4,700,000	4,607,224

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
♦Morgan Stanley 3.591%, due 7/22/28 (d)	$1,645,000	$1,563,485
3.625%, due 1/20/27	4,350,000	4,176,983
3.875%, due 4/29/24	6,015,000	6,025,647
3.875%, due 1/27/26	400,000	393,742
3.971%, due 7/22/38 (d)	1,100,000	1,019,235
4.875%, due 11/1/22	1,931,000	2,002,857
5.00%, due 11/24/25	3,840,000	3,980,648
5.45%, due 7/15/18 (d)(e)	2,600,000	2,634,138
6.375%, due 7/24/42	205,000	249,009
7.30%, due 5/13/19	9,455,000	9,800,273
PNC Bank N.A. 1.70%, due 12/7/18	3,530,000	3,516,467
2.45%, due 11/5/20	2,740,000	2,692,287
Royal Bank of Canada 2.50%, due 1/19/21	3,860,000	3,792,219
Royal Bank of Scotland Group PLC 5.125%, due 5/28/24 (c)	3,589,000	3,620,127
6.00%, due 12/19/23	205,000	215,121
6.125%, due 12/15/22	970,000	1,020,838
Santander Holdings USA, Inc. 3.40%, due 1/18/23	5,055,000	4,880,677
Santander UK Group Holdings PLC 3.571%, due 1/10/23	2,030,000	1,971,855
Santander UK PLC 2.125%, due 11/3/20	3,000,000	2,912,362
Toronto-Dominion Bank 1.80%, due 7/13/21	4,695,000	4,496,171
U.S. Bank N.A. 2.62% (3 Month LIBOR + 0.29%), due 5/21/21 (b)	5,115,000	5,107,648
Wachovia Corp. 5.50%, due 8/1/35	655,000	698,491
Wells Fargo & Co. 3.00%, due 10/23/26	1,640,000	1,514,271
5.875%, due 12/15/18 (d)(e)	595,000	613,594
5.90%, due 12/15/18 (d)(e)	3,270,000	3,282,262
Wells Fargo Bank N.A. 5.85%, due 2/1/37	300,000	343,121
Westpac Banking Corp. 2.623% (3 Month LIBOR + 0.28%), due 5/15/20 (b)	2,710,000	2,709,966

		212,732,056

Beverages 3.1%
Anheuser-Busch InBev Finance, Inc. 3.30%, due 2/1/23	5,710,000	5,662,257
Constellation Brands, Inc. 3.70%, due 12/6/26 (c)	915,000	882,928
4.25%, due 5/1/23	2,985,000	3,043,263
4.75%, due 11/15/24	2,195,000	2,278,829

	Principal Amount	Value
Beverages (continued)
Diageo Capital PLC 2.566% (3 Month LIBOR + 0.24%), due 5/18/20 (b)	$5,020,000	$5,022,158
Dr. Pepper Snapple Group, Inc. 3.20%, due 11/15/21	3,230,000	3,187,080
Molson Coors Brewing Co. 2.10%, due 7/15/21	3,129,000	3,000,486
3.00%, due 7/15/26	4,720,000	4,287,529
♦PepsiCo, Inc. 1.35%, due 10/4/19	4,900,000	4,818,727
1.55%, due 5/2/19	2,110,000	2,094,142
2.00%, due 4/15/21	3,450,000	3,363,610

		37,641,009

Biotechnology 0.4%
Biogen, Inc. 3.625%, due 9/15/22	3,560,000	3,554,346
Gilead Sciences, Inc. 4.50%, due 2/1/45	2,000,000	1,999,084

		5,553,430

Building Materials 1.5%
Fortune Brands Home & Security, Inc. 4.00%, due 6/15/25	4,630,000	4,642,522
Jeld-Wen, Inc. 4.625%, due 12/15/25 (a)	2,045,000	1,947,862
Masco Corp. 4.375%, due 4/1/26	1,745,000	1,738,704
7.125%, due 3/15/20	142,000	150,409
Masonite International Corp. 5.625%, due 3/15/23 (a)	4,000,000	4,088,800
Standard Industries, Inc. (a) 4.75%, due 1/15/28	970,000	889,975
5.375%, due 11/15/24	4,290,000	4,236,375
USG Corp. 5.50%, due 3/1/25 (a)	320,000	328,800

		18,023,447

Chemicals 1.7%
Air Liquide Finance S.A. (a) 1.375%, due 9/27/19	2,780,000	2,728,809
1.75%, due 9/27/21	1,895,000	1,803,127
Ashland LLC 4.75%, due 8/15/22 (c)	2,525,000	2,540,100
Braskem Netherlands Finance B.V. (a) 3.50%, due 1/10/23	2,300,000	2,162,460
4.50%, due 1/10/28	2,025,000	1,863,000
Dow Chemical Co. 8.55%, due 5/15/19	197,000	206,472
Eastman Chemical Co. 2.70%, due 1/15/20	4,915,000	4,885,610
Mexichem S.A.B. de C.V. 4.00%, due 10/4/27 (a)	2,200,000	2,013,000

12	MainStay VP MacKay Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Chemicals (continued)
W.R. Grace & Co. 5.125%, due 10/1/21 (a)	$2,915,000	$2,972,425

		21,175,003

Commercial Services 1.2%
Herc Rentals, Inc. 7.75%, due 6/1/24 (a)	3,300,000	3,522,750
IHS Markit, Ltd. 4.75%, due 2/15/25 (a)	3,105,000	3,073,950
Service Corp. International 4.625%, due 12/15/27 (c)	1,363,000	1,287,490
5.375%, due 1/15/22 (c)	3,699,000	3,735,990
5.375%, due 5/15/24	530,000	541,925
United Rentals North America, Inc. (c) 5.50%, due 5/15/27	1,355,000	1,314,350
5.875%, due 9/15/26	1,250,000	1,262,500

		14,738,955

Computers 1.9%
♦Apple, Inc. 1.55%, due 2/8/19 (c)	4,970,000	4,943,937
1.55%, due 8/4/21 (c)	3,840,000	3,680,089
2.75%, due 1/13/25	1,170,000	1,119,796
Dell International LLC / EMC Corp. 6.02%, due 6/15/26 (a)	625,000	656,495
Hewlett Packard Enterprise Co. 3.60%, due 10/15/20	2,000,000	2,009,502
4.40%, due 10/15/22	1,560,000	1,599,091
International Business Machines Corp. 1.90%, due 1/27/20	3,255,000	3,212,279
NCR Corp. 5.00%, due 7/15/22 (c)	3,545,000	3,509,550
6.375%, due 12/15/23	1,909,000	1,978,201

		22,708,940

Cosmetics & Personal Care 0.4%
Estee Lauder Cos., Inc. 1.80%, due 2/7/20	2,050,000	2,016,012
Unilever Capital Corp. 1.80%, due 5/5/20	3,500,000	3,440,525

		5,456,537

Distribution & Wholesale 0.2%
H&E Equipment Services, Inc. 5.625%, due 9/1/25	3,000,000	2,947,500

Diversified Financial Services 3.0%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.625%, due 10/30/20	3,585,000	3,652,438
Air Lease Corp. 2.125%, due 1/15/20	2,215,000	2,174,070

	Principal Amount	Value
Diversified Financial Services (continued)
Air Lease Corp. (continued)
2.625%, due 7/1/22	$2,155,000	$2,064,980
2.75%, due 1/15/23	1,040,000	990,629
Ally Financial, Inc. 3.50%, due 1/27/19	3,175,000	3,171,031
8.00%, due 11/1/31	2,565,000	3,052,350
Discover Financial Services 3.85%, due 11/21/22	300,000	298,715
GE Capital International Funding Co. 2.342%, due 11/15/20	7,300,000	7,135,609
International Lease Finance Corp. 5.875%, due 4/1/19	1,385,000	1,413,345
6.25%, due 5/15/19	2,265,000	2,322,240
Peachtree Corners Funding Trust 3.976%, due 2/15/25 (a)	560,000	544,862
Protective Life Global Funding (a) 1.555%, due 9/13/19	1,200,000	1,180,510
2.161%, due 9/25/20	3,420,000	3,339,904
Springleaf Finance Corp. 5.25%, due 12/15/19 (c)	1,140,000	1,154,250
Synchrony Financial 4.50%, due 7/23/25	4,000,000	3,928,442

		36,423,375

Diversified/Conglomerate Service 0.1%
Vantiv LLC / Vanity Issuer Corp. 4.375%, due 11/15/25 (a)	1,325,000	1,264,341

Electric 3.3%
AEP Transmission Co. LLC 3.10%, due 12/1/26	3,360,000	3,214,787
Appalachian Power Co. 3.30%, due 6/1/27	1,400,000	1,344,976
Baltimore Gas & Electric Co. 2.40%, due 8/15/26	3,260,000	2,967,142
Berkshire Hathaway Energy Co. 2.375%, due 1/15/21	1,700,000	1,664,354
CMS Energy Corp. 3.875%, due 3/1/24	1,705,000	1,709,999
5.05%, due 3/15/22	1,350,000	1,415,548
6.25%, due 2/1/20	1,360,000	1,421,729
Consolidated Edison Co. of New York, Inc. 2.739% (3 Month LIBOR + 0.40%), due 6/25/21 (b)	1,000,000	1,000,891
Consolidated Edison, Inc. 2.00%, due 3/15/20	2,090,000	2,051,567
Duquesne Light Holdings, Inc. (a) 5.90%, due 12/1/21	1,494,000	1,584,585
6.40%, due 9/15/20	3,435,000	3,630,819
Entergy Arkansas, Inc. 3.50%, due 4/1/26	960,000	947,050

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Electric (continued)
FirstEnergy Transmission LLC (a) 4.35%, due 1/15/25	$1,675,000	$1,687,845
5.45%, due 7/15/44	2,370,000	2,652,583
Florida Power & Light Co. 2.75%, due 6/1/23	2,155,000	2,104,254
Great Plains Energy, Inc. 4.85%, due 6/1/21	1,455,000	1,493,619
5.292%, due 6/15/22	795,000	833,687
MidAmerican Energy Co. 3.10%, due 5/1/27	4,500,000	4,330,575
Public Service Electric & Gas Co. 3.00%, due 5/15/27	2,635,000	2,494,267
Puget Energy, Inc. 5.625%, due 7/15/22	585,000	620,455
WEC Energy Group, Inc. 4.455% (3 Month LIBOR + 2.113%), due 5/15/67 (b)	1,860,340	1,834,853

		41,005,585

Electronics 0.4%
Honeywell International, Inc. 1.40%, due 10/30/19	990,000	972,718
5.375%, due 3/1/41	3,000,000	3,540,255

		4,512,973

Entertainment 1.0%
Eldorado Resorts, Inc. 6.00%, due 4/1/25	3,417,000	3,421,271
7.00%, due 8/1/23	2,395,000	2,514,750
International Game Technology PLC 6.25%, due 2/15/22 (a)	2,595,000	2,659,875
Scientific Games International, Inc. 5.00%, due 10/15/25 (a)	3,500,000	3,333,750

		11,929,646

Environmental Controls 0.6%
Republic Services, Inc. 4.75%, due 5/15/23	3,665,000	3,836,092
Waste Management, Inc. 2.40%, due 5/15/23	505,000	480,425
3.15%, due 11/15/27	1,615,000	1,516,504
4.60%, due 3/1/21	1,800,000	1,860,407

		7,693,428

Food 2.2%
Ingredion, Inc. 3.20%, due 10/1/26	1,935,000	1,797,219
Kerry Group Financial Services 3.20%, due 4/9/23 (a)	2,151,000	2,103,791
Kraft Heinz Foods Co. 4.875%, due 2/15/25 (a)	2,252,000	2,295,963
Kroger Co. 1.50%, due 9/30/19	2,805,000	2,754,266

	Principal Amount	Value
Food (continued)
Mondelez International Holdings Netherlands B.V. (a) 1.625%, due 10/28/19	$3,060,000	$3,007,138
2.00%, due 10/28/21	3,355,000	3,200,866
Smithfield Foods, Inc. (a) 2.70%, due 1/31/20	4,725,000	4,657,204
3.35%, due 2/1/22	1,805,000	1,742,966
Sysco Corp. 3.25%, due 7/15/27	4,145,000	3,882,224
3.30%, due 7/15/26	1,735,000	1,644,358

		27,085,995

Food Services 0.2%
Aramark Services, Inc. 4.75%, due 6/1/26 (c)	2,790,000	2,695,837

Forest Products & Paper 0.6%
Georgia-Pacific LLC 5.40%, due 11/1/20 (a)	4,000,000	4,190,199
8.00%, due 1/15/24	2,180,000	2,632,179
International Paper Co. 7.30%, due 11/15/39	157,000	200,830

		7,023,208

Gas 0.5%
AmeriGas Partners, L.P. / AmeriGas Finance Corp. 5.50%, due 5/20/25	500,000	484,375
5.625%, due 5/20/24 (c)	2,754,000	2,709,248
5.75%, due 5/20/27	350,000	332,500
NiSource, Inc. 3.49%, due 5/15/27	2,600,000	2,486,144

		6,012,267

Health Care—Products 1.9%
Abbott Laboratories 3.75%, due 11/30/26	5,181,000	5,092,519
Baxter International, Inc. 2.60%, due 8/15/26	6,085,000	5,541,667
Becton Dickinson & Co. 2.675%, due 12/15/19	4,575,000	4,540,687
3.363%, due 6/6/24	2,245,000	2,156,512
Medtronic Global Holdings SCA 1.70%, due 3/28/19	3,605,000	3,581,863
Stryker Corp. 2.625%, due 3/15/21	1,500,000	1,474,567
Zimmer Biomet Holdings, Inc. 2.70%, due 4/1/20	1,190,000	1,178,464

		23,566,279

Health Care—Services 0.3%
Laboratory Corp. of America Holdings 2.50%, due 11/1/18	4,100,000	4,095,487

14	MainStay VP MacKay Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Home Builders 2.1%
D.R. Horton, Inc. 3.75%, due 3/1/19	$3,905,000	$3,917,188
4.375%, due 9/15/22	3,350,000	3,423,525
KB Home 8.00%, due 3/15/20 (c)	1,925,000	2,050,125
Lennar Corp. 4.50%, due 6/15/19	2,970,000	2,977,425
4.50%, due 11/15/19	1,300,000	1,308,125
5.875%, due 11/15/24	800,000	827,915
6.25%, due 12/15/21	1,150,000	1,204,625
MDC Holdings, Inc. 5.50%, due 1/15/24	2,425,000	2,449,250
5.625%, due 2/1/20	1,072,000	1,102,016
Toll Brothers Finance Corp. 5.875%, due 2/15/22	2,475,000	2,567,813
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc. 4.375%, due 6/15/19 (c)	4,230,000	4,251,996

		26,080,003

Housewares 0.6%
Newell Brands, Inc. 3.85%, due 4/1/23	6,000,000	5,910,086
Scotts Miracle-Gro Co. 5.25%, due 12/15/26	1,960,000	1,876,700

		7,786,786

Insurance 3.7%
Jackson National Life Global Funding 2.20%, due 1/30/20 (a)	2,055,000	2,026,879
Liberty Mutual Group, Inc. (a) 4.25%, due 6/15/23	2,695,000	2,722,238
7.80%, due 3/7/87	102,000	120,360
10.75%, due 6/15/88 (d)	987,000	1,470,630
Lincoln National Corp. 4.678% (3 Month LIBOR + 2.358%), due 5/17/66 (b)	7,583,000	7,217,803
Markel Corp. 5.00%, due 4/5/46	2,600,000	2,645,876
MassMutual Global Funding II (a) 2.10%, due 8/2/18	1,400,000	1,399,643
2.50%, due 10/17/22	3,670,000	3,547,334
2.95%, due 1/11/25	2,995,000	2,861,501
Metropolitan Life Global Funding I 1.75%, due 9/19/19 (a)	2,630,000	2,591,478
Oil Insurance, Ltd. 5.319% (3 Month LIBOR + 2.982%), due 9/30/18 (a)(b)(e)	1,648,000	1,589,150
Pricoa Global Funding I 2.55%, due 11/24/20 (a)	2,025,000	1,994,296
Principal Life Global Funding II 2.375%, due 11/21/21 (a)	5,550,000	5,371,155

	Principal Amount	Value
Insurance (continued)
Protective Life Corp. 8.45%, due 10/15/39	$1,564,000	$2,268,388
Prudential Financial, Inc. 3.878%, due 3/27/28	760,000	751,175
4.418%, due 3/27/48	2,385,000	2,348,068
5.625%, due 6/15/43 (d)	1,245,000	1,283,906
Voya Financial, Inc. 3.65%, due 6/15/26	410,000	387,828
XLIT, Ltd. 4.45%, due 3/31/25	2,665,000	2,622,048

		45,219,756

Internet 2.4%
Amazon.com, Inc. 3.875%, due 8/22/37	4,850,000	4,734,149
5.20%, due 12/3/25	4,210,000	4,628,117
Booking Holdings, Inc. 3.60%, due 6/1/26	3,935,000	3,829,178
Expedia Group, Inc. 3.80%, due 2/15/28	2,560,000	2,344,314
Match Group, Inc. 5.00%, due 12/15/27 (a)	1,775,000	1,650,750
Tencent Holdings, Ltd. 3.80%, due 2/11/25 (a)	5,450,000	5,399,122
VeriSign, Inc. 4.625%, due 5/1/23	3,670,000	3,692,938
Zayo Group LLC / Zayo Capital, Inc. 5.75%, due 1/15/27 (a)	3,800,000	3,733,500

		30,012,068

Iron & Steel 0.9%
AK Steel Corp. 7.625%, due 10/1/21 (c)	2,860,000	2,916,342
ArcelorMittal 7.00%, due 10/15/39	2,350,000	2,698,270
Steel Dynamics, Inc. 5.25%, due 4/15/23	2,100,000	2,118,375
Vale Overseas, Ltd. 6.25%, due 8/10/26	2,780,000	3,010,740

		10,743,727

Leisure Time 0.3%
NCL Corp., Ltd. 4.75%, due 12/15/21 (a)	807,000	804,983
Royal Caribbean Cruises, Ltd. 2.65%, due 11/28/20	2,630,000	2,584,882

		3,389,865

Lodging 0.8%
Boyd Gaming Corp. 6.375%, due 4/1/26	1,000	1,012
Marriott International, Inc. 4.00%, due 4/15/28	5,240,000	5,116,776
7.15%, due 12/1/19	1,334,000	1,405,617

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Lodging (continued)
MGM Resorts International 6.00%, due 3/15/23 (c)	$2,300,000	$2,369,000
8.625%, due 2/1/19	475,000	486,875

		9,379,280

Machinery—Construction & Mining 1.2%
♦Caterpillar Financial Services Corp. 2.10%, due 1/10/20	5,790,000	5,729,268
2.51% (3 Month LIBOR + 0.18%), due 5/15/20 (b)	3,105,000	3,106,004
2.90%, due 3/15/21	6,385,000	6,347,665

		15,182,937

Machinery—Diversified 0.7%
CNH Industrial Capital LLC 4.375%, due 4/5/22	3,550,000	3,559,088
4.875%, due 4/1/21 (c)	4,355,000	4,469,319

		8,028,407

Media 1.7%
Charter Communications Operating LLC / Charter Communications Operating Capital 4.464%, due 7/23/22 (c)	2,770,000	2,804,035
Clear Channel Worldwide Holdings, Inc. Series B 6.50%, due 11/15/22 (c)	1,385,000	1,412,700
Sirius XM Radio, Inc. (a) 3.875%, due 8/1/22	2,545,000	2,455,925
5.375%, due 7/15/26	3,000,000	2,887,500
Sky PLC 3.75%, due 9/16/24 (a)	1,105,000	1,098,618
Time Warner Entertainment Co., L.P. 8.375%, due 3/15/23	740,000	861,122
UPCB Finance IV, Ltd. 5.375%, due 1/15/25 (a)	5,335,000	5,068,783
Virgin Media Secured Finance PLC 5.50%, due 1/15/25 (a)	2,985,000	2,922,046
Walt Disney Co. 0.875%, due 7/12/19	980,000	961,403

		20,472,132

Mining 0.4%
Anglo American Capital PLC 4.125%, due 4/15/21 (a)	3,300,000	3,330,591
FMG Resources (August 2006) Pty, Ltd. 5.125%, due 5/15/24 (a)	1,190,000	1,131,987

		4,462,578

Miscellaneous—Manufacturing 0.9%
Amsted Industries, Inc. (a) 5.00%, due 3/15/22	1,860,000	1,862,325
5.375%, due 9/15/24	2,100,000	2,084,250

	Principal Amount	Value
Miscellaneous—Manufacturing (continued)
Siemens Financieringsmaatschappij N.V. (a) 2.15%, due 5/27/20	$1,480,000	$1,455,390
2.70%, due 3/16/22	2,485,000	2,421,207
Textron Financial Corp. 4.078% (3 Month LIBOR + 1.735%), due 2/15/67 (a)(b)	3,720,000	3,385,200

		11,208,372

Multi-National 0.5%
International Bank For Reconstruction & Development 1.375%, due 4/22/19 (c)	5,875,000	5,829,592

Oil & Gas 2.9%
Anadarko Petroleum Corp. (zero coupon), due 10/10/36	6,555,000	2,774,031
Andeavor 3.80%, due 4/1/28	405,000	382,510
5.125%, due 12/15/26 (c)	5,755,000	5,999,492
Chevron Corp. 1.686%, due 2/28/19	2,330,000	2,315,420
Concho Resources, Inc. 4.30%, due 8/15/28	2,900,000	2,906,743
Gazprom Via Gaz Capital S.A. 7.288%, due 8/16/37 (a)	2,500,000	2,816,710
Murphy Oil USA, Inc. 6.00%, due 8/15/23	4,348,000	4,445,830
Petrobras Global Finance B.V. 7.375%, due 1/17/27	7,330,000	7,320,838
Petroleos Mexicanos 6.75%, due 9/21/47	6,610,000	6,232,569

		35,194,143

Packaging & Containers 1.0%
Ball Corp. 5.00%, due 3/15/22	4,240,000	4,361,900
Crown Americas LLC / Crown Americas Capital Corp. IV 4.50%, due 1/15/23 (c)	1,500,000	1,470,000
Sealed Air Corp. (a) 4.875%, due 12/1/22	1,875,000	1,893,750
5.50%, due 9/15/25	1,260,000	1,294,650
WestRock MWV LLC 7.375%, due 9/1/19	900,000	943,364
WestRock RKT Co. 4.00%, due 3/1/23	2,230,000	2,257,207

		12,220,871

Pharmaceuticals 2.0%
Allergan Funding SCS 3.45%, due 3/15/22	4,165,000	4,098,309

16	MainStay VP MacKay Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Pharmaceuticals (continued)
CVS Health Corp. 2.957% (3 Month LIBOR + 0.63%), due 3/9/20 (b)	$3,550,000	$3,563,681
Eli Lilly & Co. 2.35%, due 5/15/22	1,700,000	1,653,935
inVentiv Group Holdings, Inc. / inVentiv Health, Inc. / inVentiv Health Clinical, Inc. 7.50%, due 10/1/24 (a)	3,095,000	3,257,487
Johnson & Johnson 2.25%, due 3/3/22	4,100,000	4,009,362
Novartis Capital Corp. 1.80%, due 2/14/20	2,850,000	2,805,848
Valeant Pharmaceuticals International, Inc. 5.50%, due 11/1/25 (a)	4,590,000	4,523,445

		23,912,067

Pipelines 0.7%
MPLX, L.P. 4.00%, due 3/15/28	2,500,000	2,377,690
4.125%, due 3/1/27	1,780,000	1,697,948
Spectra Energy Partners, L.P. 3.375%, due 10/15/26	2,100,000	1,934,766
4.75%, due 3/15/24	818,000	834,817
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp. 4.125%, due 11/15/19	750,000	750,000
5.25%, due 5/1/23	950,000	950,000

		8,545,221

Private Equity 0.4%
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp. 6.00%, due 8/1/20	4,445,000	4,500,562

Real Estate 0.1%
Realogy Group LLC / Realogy Co-Issuer Corp. (a) 4.50%, due 4/15/19	250,000	250,625
5.25%, due 12/1/21	640,000	636,800

		887,425

Real Estate Investment Trusts 2.0%
American Tower Corp. 3.00%, due 6/15/23	5,000,000	4,794,402
Boston Properties, L.P. 3.20%, due 1/15/25	4,800,000	4,568,602
Crown Castle International Corp. 3.40%, due 2/15/21	1,255,000	1,253,530

	Principal Amount	Value
Real Estate Investment Trusts (continued)
Equinix, Inc. 5.75%, due 1/1/25	$2,000,000	$2,014,400
5.875%, due 1/15/26	2,275,000	2,304,575
ESH Hospitality, Inc. 5.25%, due 5/1/25 (a)	5,145,000	4,964,925
Host Hotels & Resorts, L.P. 3.75%, due 10/15/23	329,000	322,457
Iron Mountain, Inc. 4.875%, due 9/15/27 (a)	925,000	852,156
5.25%, due 3/15/28 (a)	3,410,000	3,155,614
6.00%, due 8/15/23	340,000	347,650

		24,578,311

Retail 1.8%
Alimentation Couche-Tard, Inc. 2.35%, due 12/13/19 (a)	3,035,000	2,997,877
AutoZone, Inc. 3.75%, due 6/1/27	2,735,000	2,630,530
Darden Restaurants, Inc. 3.85%, due 5/1/27	2,025,000	1,958,014
Dollar General Corp. 3.25%, due 4/15/23	4,115,000	4,043,521
O’Reilly Automotive, Inc. 3.55%, due 3/15/26	3,000,000	2,853,862
QVC, Inc. 4.85%, due 4/1/24	2,300,000	2,282,711
Starbucks Corp. 2.45%, due 6/15/26	2,950,000	2,642,971
Suburban Propane Partners, L.P. / Suburban Energy Finance Corp. 5.75%, due 3/1/25	20,000	19,187
Walmart, Inc. 2.567% (3 Month LIBOR + 0.23%), due 6/23/21 (b)	3,215,000	3,219,565

		22,648,238

Semiconductors 0.7%
NXP B.V. / NXP Funding LLC (a) 4.625%, due 6/15/22	1,755,000	1,781,325
4.625%, due 6/1/23	1,065,000	1,074,319
Qorvo, Inc. 7.00%, due 12/1/25	1,700,000	1,827,500
Sensata Technologies B.V. 5.00%, due 10/1/25 (a)	3,890,000	3,919,175

		8,602,319

Software 2.0%
First Data Corp. (a) 5.00%, due 1/15/24	2,103,000	2,087,227
7.00%, due 12/1/23	1,193,000	1,242,605
♦Microsoft Corp. 1.10%, due 8/8/19	4,635,000	4,562,286
1.85%, due 2/6/20	4,520,000	4,462,245
3.30%, due 2/6/27	2,055,000	2,023,518

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Software (continued)
MSCI, Inc. 5.75%, due 8/15/25 (a)	$4,005,000	$4,125,150
Oracle Corp. 2.65%, due 7/15/26	1,920,000	1,770,687
4.30%, due 7/8/34	935,000	953,107
PTC, Inc. 6.00%, due 5/15/24 (c)	2,569,000	2,671,760

		23,898,585

Special Purpose Entity 0.2%
CK Hutchison International (17) II, Ltd. 3.25%, due 9/29/27 (a)	3,260,000	3,045,688

Telecommunications 3.1%
AT&T, Inc. 3.20%, due 3/1/22	4,275,000	4,195,099
Cisco Systems, Inc. 1.85%, due 9/20/21	1,060,000	1,011,954
CommScope Technologies LLC 5.00%, due 3/15/27 (a)	1,600,000	1,506,000
CommScope, Inc. 5.00%, due 6/15/21 (a)	1,563,000	1,563,000
Crown Castle Towers LLC 4.241%, due 7/15/48 (a)	3,755,000	3,775,495
Hughes Satellite Systems Corp. 5.25%, due 8/1/26	540,000	506,250
6.50%, due 6/15/19	900,000	921,105
Rogers Communications, Inc. 3.625%, due 12/15/25	6,350,000	6,209,212
4.30%, due 2/15/48	745,000	710,843
Sprint Capital Corp. 6.90%, due 5/1/19 (c)	1,043,000	1,064,068
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 4.738%, due 3/20/25 (a)	1,585,000	1,572,795
T-Mobile USA, Inc. 4.50%, due 2/1/26	2,245,000	2,096,269
6.00%, due 3/1/23	1,200,000	1,239,600
6.50%, due 1/15/26	1,235,000	1,273,594
Telecom Italia Capital S.A. 7.721%, due 6/4/38	3,055,000	3,284,125
Telecom Italia S.p.A. 5.303%, due 5/30/24 (a)	450,000	443,812
Telefonica Emisiones SAU 4.57%, due 4/27/23	1,781,000	1,841,184
5.462%, due 2/16/21	279,000	291,991

	Principal Amount		Value
Telecommunications (continued)
Verizon Communications, Inc. 3.443% (3 Month LIBOR + 1.10%), due 5/15/25 (b)		$2,455,000	$2,452,213
5.15%, due 9/15/23		1,722,000	1,831,351

			37,789,960

Textiles 0.3%
Cintas Corp. No 2 2.90%, due 4/1/22		3,805,000	3,720,970

Transportation 0.5%
United Parcel Service, Inc. 2.50%, due 4/1/23		5,830,000	5,632,393

Total Corporate Bonds (Cost $1,020,889,720)			1,001,683,464

Foreign Bonds 0.1%
Banks 0.1%
Barclays Bank PLC Series Reg S 10.00%, due 5/21/21	GBP	401,000	634,341

Total Foreign Bonds (Cost $653,458)			634,341

Loan Assignments 14.0% (b)
Advertising 2.0%
IQVIA, Inc. 2018 USD Term Loan B 4.084% (3 Month LIBOR + 1.75%), due 6/7/25		$3,850,000	3,853,207
Las Vegas Sands LLC 2018 Term Loan B 3.844% (1 Month LIBOR + 1.75%), due 3/27/25		5,147,100	5,107,210
Outfront Media Capital LLC 2017 Term Loan B 4.102% (1 Month LIBOR + 2.00%), due 3/18/24		5,362,500	5,358,478
Syneos Health, Inc. 2018 Term Loan B 4.094% (1 Month LIBOR + 2.00%), due 8/1/24		4,697,156	4,674,511
USAGM HoldCo LLC 2015 Term Loan 5.844% (1 Month LIBOR + 3.75%), due 7/28/22		3,054,688	3,003,522
2015 2nd Lien Term Loan 10.597% (2 Month LIBOR + 8.50%), due 7/28/23		3,125,000	3,093,750

			25,090,678

18	MainStay VP MacKay Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Loan Assignments (continued)
Auto Parts & Equipment 0.2%
TI Group Automotive Systems LLC 2015 USD Term Loan 4.594% (3 Month LIBOR + 2.50%), due 6/30/22	$2,174,115	$2,170,491

Building Materials 0.5%
Builders FirstSource, Inc. 2017 Term Loan B 5.334% (3 Month LIBOR + 3.00%), due 2/29/24	1,969,849	1,968,443
Quikrete Holdings, Inc. 2016 1st Lien Term Loan 4.844% (1 Month LIBOR + 2.75%), due 11/15/23	4,735,577	4,711,899

		6,680,342

Chemicals, Plastics & Rubber 0.4%
Axalta Coating Systems U.S. Holdings, Inc. USD Term Loan 4.084% (3 Month LIBOR + 1.75%), due 6/1/24	4,364,634	4,339,537

Commercial Services 1.2%
Electro Rent Corp. 1st Lien Term Loan 7.33% (3 Month LIBOR + 5.00%), due 1/31/24	2,364,000	2,372,865
Global Payments Inc. 2018 Term Loan B3 3.844% (1 Month LIBOR + 1.75%), due 4/21/23	1,856,500	1,852,854
KAR Auction Services, Inc. Term Loan B4 4.375% (1 Month LIBOR + 2.25%), due 3/11/21	1,585,323	1,588,296
ServiceMaster Co. 2016 Term Loan B 4.594% (1 Month LIBOR + 2.50%), due 11/8/23	4,368,475	4,366,291
U.S. Security Associates Holdings, Inc. 2016 Term Loan 5.834% (3 Month LIBOR + 3.50%), due 7/14/23	3,930,717	3,938,904

		14,119,210

Computers 0.6%
Dell, Inc. 2017 1st Lien Term Loan 4.10% (1 Month LIBOR + 2.00%), due 9/7/23	4,455,113	4,432,441

	Principal Amount	Value
Computers (continued)
Tempo Acquisition LLC Term Loan 5.094% (1 Month LIBOR + 3.00%), due 5/1/24	$3,138,300	$3,125,552

		7,557,993

Diversified/Conglomerate Service 0.3%
Vantiv LLC 2018 1st Lien Term Loan B4 3.844% (1 Month LIBOR + 1.75%), due 8/9/24	4,048,000	4,033,451

Environmental Controls 0.3%
GFL Environmental Inc. 2018 USD Term Loan B 5.084% (3 Month LIBOR + 2.75%), due 5/30/25 (f)	3,513,536	3,487,184

Food 0.2%
Post Holdings, Inc. 2017 Series A Incremental Term Loan 4.10% (1 Month LIBOR + 2.00%), due 5/24/24	2,623,500	2,612,463

Food—Wholesale 0.6%
Pinnacle Foods Finance LLC 2018 Term Loan B 3.751% (1 Month LIBOR + 1.75%), due 2/2/24	2,213,570	2,211,658
U.S. Foods, Inc. 2016 Term Loan B 4.094% (1 Month LIBOR + 2.00%), due 6/27/23	5,169,500	5,161,425

		7,373,083

Gaming 0.1%
Mohegan Tribal Gaming Authority 2016 Term Loan B 6.094% (1 Month LIBOR + 4.00%), due 10/13/23	959,719	910,773

Hand & Machine Tools 0.3%
Milacron LLC Amended Term Loan B 4.594% (1 Month LIBOR + 2.50%), due 9/28/23	3,350,496	3,333,744

Health Care—Products 0.5%
Ortho-Clinical Diagnostics S.A. 2018 Term Loan B 5.336% (3 Month LIBOR + 3.25%), due 6/30/25	4,085,385	4,065,367

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Loan Assignments (continued)
Health Care—Products (continued)
Sotera Health Holdings LLC 2017 Term Loan B 5.334% (3 Month LIBOR + 3.00%), due 5/15/22	$1,910,490	$1,916,063

		5,981,430

Health Care—Services 0.3%
MPH Acquisition Holdings LLC 2016 Term Loan B 5.084% (3 Month LIBOR + 2.75%), due 6/7/23	3,870,893	3,847,908

Health Services 0.6%
BWAY Holding Co. 2017 Term Loan B 5.588% (3 Month LIBOR + 3.25%), due 4/3/24	3,257,100	3,257,100
ExamWorks Group, Inc. 2017 Term Loan 5.344% (1 Month LIBOR + 3.25%), due 7/27/23	4,544,380	4,542,962

		7,800,062

Holding Company—Diversified 0.3%
Titan Acquisition, Ltd. 2018 Term Loan B 5.094% (1 Month LIBOR + 3.00%), due 3/28/25	3,640,875	3,583,735

Household Products & Wares 0.4%
KIK Custom Products, Inc. 2015 Term Loan B 6.094% (1 Month LIBOR + 4.00%), due 5/15/23	2,439,301	2,425,580
Prestige Brands, Inc. Term Loan B5 4.094% (1 Month LIBOR + 2.00%), due 1/26/24	3,032,357	3,018,460

		5,444,040

Internet 0.2%
Match Group, Inc. 2017 Term Loan B 4.585% (1 Month LIBOR + 2.50%), due 11/16/22	1,859,375	1,866,348

Leisure Time 0.2%
Bombardier Recreational Products, Inc. 2016 Term Loan B 4.09% (3 Month LIBOR + 2.00%), due 5/23/25	3,075,000	3,048,094

	Principal Amount	Value
Lodging 0.5%
Boyd Gaming Corp. Term Loan B3 4.488% (1 Week LIBOR + 2.50%), due 9/15/23	$476,616	$477,552
Hilton Worldwide Finance LLC Term Loan B2 3.841% (1 Month LIBOR + 1.75%), due 10/25/23	4,681,891	4,676,235
MGM Growth Prop. Operating Partnership, L.P. 2016 Term Loan B 4.094% (1 Month LIBOR + 2.00%), due 4/25/23	977,500	975,260

		6,129,047

Machinery—Diversified 0.2%
Zebra Technologies Corp. 2018 Term Loan B 4.057% (3 Month LIBOR + 1.75%), due 11/15/21	2,600,724	2,598,557

Media 0.6%
Nielsen Finance LLC USD Term Loan B4 4.046% (1 Month LIBOR + 2.00%), due 10/4/23	2,970,000	2,965,545
Virgin Media Bristol LLC 2017 USD Term Loan 4.573% (1 Month LIBOR + 2.50%), due 1/15/26	4,100,000	4,067,327

		7,032,872

Miscellaneous—Manufacturing 0.1%
Gates Global LLC 2017 USD Repriced Term Loan B 5.084% (3 Month LIBOR + 2.75%), due 4/1/24	1,340,640	1,338,964

Packaging & Containers 0.4%
Berry Global, Inc. Term Loan S 3.921% (3 Month LIBOR + 1.75%), due 2/8/20	2,628,322	2,618,466
Reynolds Group Holdings, Inc. USD 2017 Term Loan 4.844% (1 Month LIBOR + 2.75%), due 2/5/23	1,891,385	1,887,182

		4,505,648

Real Estate 0.3%
Realogy Corp. 2018 Term Loan B 4.296% (1 Month LIBOR + 2.25%), due 2/8/25	3,991,780	3,985,545

20	MainStay VP MacKay Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Loan Assignments (continued)
Semiconductors & Semiconductor Equipment 0.2%
ON Semiconductor Corp. 2018 1st Lien Term Loan B 3.844% (1 Month LIBOR + 1.75%), due 3/31/23	$1,919,397	$1,916,731

Software 0.2%
First Data Corp. 2024 USD Term Loan 4.091% (1 Month LIBOR + 2.00%), due 4/26/24	2,315,868	2,300,236

Support Services 1.0%
Advanced Disposal Services, Inc. Term Loan B3 4.231% (1 Week LIBOR + 2.25%), due 11/10/23	5,769,728	5,749,355
Change Healthcare Holdings, Inc. 2017 Term Loan B 4.844% (1 Month LIBOR + 2.75%), due 3/1/24	6,043,985	6,020,565

		11,769,920

Telecommunications 1.1%
Level 3 Financing, Inc. 2017 Term Loan B 4.334% (1 Month LIBOR + 2.25%), due 2/22/24	5,875,000	5,856,641
SBA Senior Finance II LLC 2018 Term Loan B 4.10% (1 Month LIBOR + 2.00%), due 4/11/25	4,277,039	4,252,600
Sprint Communications, Inc. 1st Lien Term Loan B 4.625% (1 Month LIBOR + 2.50%), due 2/2/24	3,555,000	3,532,781

		13,642,022

Transportation 0.2%
XPO Logistics, Inc. 2018 Term Loan B 4.091% (3 Month LIBOR + 2.00%), due 2/24/25	2,477,254	2,456,762

Total Loan Assignments (Cost $171,332,349)		170,956,870

Mortgage-Backed Securities 0.3%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.3%
Wells Fargo Commercial Mortgage Trust Series 2018-1745, Class A 3.874%, due 6/15/36 (a)(g)(h)	3,450,000	3,467,962

	Principal Amount	Value
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR10, Class 5A2 4.278%, due 7/25/36 (g)(h)	$16,612	$16,833

Total Mortgage-Backed Securities (Cost $3,454,860)		3,484,795

U.S. Government & Federal Agencies 0.6%
Federal National Mortgage Association 0.4%
(zero coupon), due 10/9/19	5,700,000	5,518,453

United States Treasury Notes 0.2%
2.375%, due 4/15/21	2,635,000	2,618,119

Total U.S. Government & Federal Agencies (Cost $8,183,776)		8,136,572

Total Long-Term Bonds (Cost $1,204,702,670)		1,185,081,723

	Shares
Common Stocks 0.0%‡
Software 0.0%‡
salesforce.com, Inc. (i)	1,267	172,819

Total Common Stocks (Cost $146,797)		172,819

	Principal Amount
Short-Term Investment 4.7%
Repurchase Agreement 4.7%
Fixed Income Clearing Corp. 0.94%, dated 6/29/18 due 7/2/18 Proceeds at Maturity $57,494,066 (Collateralized by a Federal Home Loan Bank security with a rate of 2.15% and a maturity date of 2/14/20, with a Principal Amount of $58,565,000 and a Market Value of $58,642,833)	$57,489,563	57,489,563

Total Short-Term Investment (Cost $57,489,563)		57,489,563

Total Investments, Before Investments Sold Short (Cost $1,262,339,030)	101.6%	1,242,744,105

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Investments Sold Short (2.1%)
Corporate Bonds Sold Short (2.1%)
Internet & Direct Marketing Retail (1.6%)
Altice France S.A. (a) 7.375%, due 05/01/26	$(11,600,000)	$(11,341,320)
Netflix, Inc. 4.375%, due 11/15/26	(8,495,000)	(7,941,126)

		(19,282,446)

Oil & Gas (0.5%)
Noble Energy, Inc. 4.15%, due 12/15/21	(1,000,000)	(1,016,028)
3.90%, due 11/15/24	(5,655,000)	(5,575,623)

		(6,591,651)

Total Investments Sold Short (Proceeds $26,050,297)		(25,874,097)

Total Investments, Net of Investments Sold Short (Cost $1,236,288,733)	99.5%	1,216,870,008
Other Assets, Less Liabilities	0.5	5,803,440
Net Assets	100.0%	$1,222,673,448
‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of June 30, 2018.

(c)	Security, or a portion thereof, was maintained in a segregated account at the Portfolio’s custodian as collateral for securities Sold Short. (See Note 2(O))

(d)	Fixed to floating rate—Rate shown was the rate in effect as of June 30, 2018.

(e)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(f)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(g)

Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of June 30, 2018.

(h)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

(i)	Non-income producing security.

Foreign Currency Forward Contracts

As of June 30, 2018, the Portfolio held the following foreign currency forward contracts1:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	3,533,165	EUR	2,882,000	JPMorgan Chase Bank N.A.	8/1/18	$160,507
USD	733,559	GBP	524,000	JPMorgan Chase Bank N.A.	8/1/18	41,099
Total unrealized appreciation						201,606

1.

Foreign Currency Forward Contracts are subject to limitations such that they cannot be “sold or repurchased,” although the Portfolio would be able to exit the transaction through other means, such as through the execution of an offsetting transaction.

Futures Contracts

As of June 30, 2018, the Portfolio held the following futures contracts1:

Type	Number of Contracts Long (Short)	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
2-Year United States Treasury Note	(1,338)	September 2018	$(282,964,051)	$(283,426,033)	$(461,982)
5-Year United States Treasury Note	(1,952)	September 2018	(221,169,754)	(221,780,751)	(610,997)
10-Year United States Treasury Note	(112)	September 2018	(13,336,178)	(13,461,000)	(124,822)
10-Year United States Treasury Ultra Note	356	September 2018	45,266,525	45,651,438	384,913
Euro-BTP	(70)	September 2018	(10,457,651)	(10,401,361)	56,290
Euro Bund	(94)	September 2018	(17,648,084)	(17,843,634)	(195,550)
United States Treasury Long Bond	(68)	September 2018	(9,609,092)	(9,860,000)	(250,908)
United States Treasury Ultra Bond	(64)	September 2018	(10,037,848)	(10,212,000)	(174,152)

			$(519,956,133)	$(521,333,341)	$(1,377,208)

1.	As of June 30, 2018, cash in the amount of $2,744,683 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2018.

22	MainStay VP MacKay Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Contracts

As of June 30, 2018, the Portfolio held the following centrally cleared interest rate swap agreements1:

Notional Amount	Currency	Expiration Date	Payments made by Portfolio	Payments Received by Portfolio	Payment Frequency Paid/Received	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
$115,000,000	USD	7/22/2018	Fixed 0.937%	3-Month USD-LIBOR	Semi-Annually/Quarterly	$(251)	$109,179	$108,928
100,000,000	USD	8/8/2019	Fixed 1.621%	3-Month USD-LIBOR	Semi-Annually/Quarterly	12,952	1,103,673	1,116,625
330,000,000	USD	11/9/2019	Fixed 1.83%	3-Month USD-LIBOR	Semi-Annually/Quarterly	(21,131)	3,835,368	3,814,237
50,000,000	USD	3/16/2023	Fixed 2.793%	3-Month USD-LIBOR	Semi-Annually/Quarterly	—	213,020	213,020
50,000,000	USD	3/29/2023	Fixed 2.762%	3-Month USD-LIBOR	Semi-Annually/Quarterly	—	283,684	283,684
						$(8,430)	$5,544,924	$5,536,494

1.	As of June 30, 2018, cash in the amount of $2,467,701 was on deposit with a broker for centrally cleared swap agreements.

The following abbreviations are used in the preceding pages:

BTP—Buoni del Tesoro Poliennali (Eurex Exchange index)

EUR—Euro

GBP—British Pound Sterling

LIBOR—London Interbank Offered Rate

TBD—To Be Determined

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$181,901	$—	$181,901
Convertible Bonds	—	3,780	—	3,780
Corporate Bonds	—	1,001,683,464	—	1,001,683,464
Foreign Bonds	—	634,341	—	634,341
Loan Assignments (b)	—	167,469,686	3,487,184	170,956,870
Mortgage-Backed Securities	—	3,484,795	—	3,484,795
U.S. Government & Federal Agencies	—	8,136,572	—	8,136,572

Total Long-Term Bonds	—	1,181,594,539	3,487,184	1,185,081,723

Common Stocks	172,819	—	—	172,819
Short-Term Investment
Repurchase Agreement	—	57,489,563	—	57,489,563

Total Investments in Securities	172,819	1,239,084,102	3,487,184	1,242,744,105

Other Financial Instruments
Foreign Currency Forward Contracts (c)	—	201,606	—	201,606
Futures Contracts (c)	441,203	—	—	441,203
Interest Rate Swap Contracts (c)	—	5,536,494	—	5,536,494

Total Other Financial Instruments	441,203	5,738,100	—	6,179,303

Total Investments in Securities and Other Financial Instruments	$614,022	$1,244,822,202	$3,487,184	$1,248,923,408

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Bonds Sold Short
Corporate Bonds Sold Short	$—	$(25,874,097)	$—	$(25,874,097)

Total Long-Term Bonds Sold Short	—	(25,874,097)	—	(25,874,097)

Other Financial Instruments
Futures Contracts (c)	(1,818,411)	—	—	(1,818,411)

Total Investments in Securities Sold Short and Other Financial Instruments	$(1,818,411)	$(25,874,097)	$—	$(27,692,508)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $3,487,184 is held in Environmental Controls within the Loan Assignments section of the Portfolio of Investments.

(c)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of June 30, 2018, a loan assignment with a market value of $2,399,760 transferred from Level 3 to Level 2 as the fair value obtained from an independent pricing service, utilized significant other observable inputs. As of December 31, 2017, the fair value obtained for this loan assignment, as determined by an independent pricing service, utilized significant unobservable inputs.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2017	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales		Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2018	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2018 (b)
Long-Term Bonds
Loan Assignments
Commercial Services	$4,274,990	$—	$—	$(9,330)	$—	$(1,865,900)		$—	$(2,399,760)	$—	$—
Environmental Controls	—	55	—	(17,623)	3,504,752					3,487,184	(17,623)
Iron & Steel	3,921,296	378	4,669	(14,825)	—	(3,911,518	)(a)	—	—	—	—

Total	$8,196,286	$433	$4,669	$(41,778)	$3,504,752	$(5,777,418)		$—	$(2,399,760)	$3,487,184	$(17,623)

(a)	Sales include principal reductions.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

24	MainStay VP MacKay Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2018 (Unaudited)

Assets
Investment in securities before investments sold short, at value (identified cost $1,262,339,030)	$1,242,744,105
Cash collateral on deposit at broker for futures contracts	2,744,683
Cash	2,681,118
Cash collateral on deposit at broker for swap contracts	2,467,701
Cash denominated in foreign currencies (identified cost $54,678)	53,520
Receivables:
Interest	10,619,273
Investment securities sold	2,946,819
Fund shares sold	321,187
Variation margin on futures contracts	80,762
Variation margin on centrally cleared swap contracts	8,876
Unrealized appreciation on foreign currency forward contracts	201,606
Other assets	5,300

Total assets	1,264,874,950

Liabilities
Investments sold short (proceeds $26,050,297)	25,874,097
Unrealized depreciation on unfunded commitments (See Note 5)	3,273
Payables:
Investment securities purchased	14,134,829
Fund shares redeemed	690,075
Manager (See Note 3)	564,984
Interest on investments sold short	467,858
NYLIFE Distributors (See Note 3)	223,322
Broker fees and charges on short sales	121,118
Shareholder communication	57,770
Professional fees	40,783
Custodian	14,114
Trustees	1,775
Accrued expenses	7,504

Total liabilities	42,201,502

Net assets	$1,222,673,448

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$124,746
Additional paid-in capital	1,262,944,510

1,263,069,256
Undistributed net investment income	882,173
Accumulated net realized gain (loss) on investments, unfunded commitments, investments sold short, futures transactions, swap transactions and foreign currency transactions	(26,214,893)
Net unrealized appreciation (depreciation) on investments, swap contracts and futures contracts	(15,435,639)
Net unrealized appreciation (depreciation) on investments sold short	176,200
Net unrealized appreciation (depreciation) on unfunded commitments	(3,273)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	199,624

Net assets	$1,222,673,448

Initial Class
Net assets applicable to outstanding shares	$137,747,238

Shares of beneficial interest outstanding	14,016,212

Net asset value per share outstanding	$9.83

Service Class
Net assets applicable to outstanding shares	$1,084,926,210

Shares of beneficial interest outstanding	110,729,825

Net asset value per share outstanding	$9.80

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statement of Operations for the six months ended June 30, 2018 (Unaudited)

Investment Income (Loss)
Income
Interest	$22,543,477
Dividends	14,750
Securities lending	39
Other	123

Total income	22,558,389

Expenses
Manager (See Note 3)	3,398,290
Distribution/Service—Service Class (See Note 3)	1,342,217
Interest on investments sold short	760,105
Broker fees and charges on short sales	337,503
Shareholder communication	78,017
Professional fees	63,123
Trustees	13,019
Custodian	9,325
Interest expense	181
Miscellaneous	22,871

Total expenses	6,024,651

Net investment income (loss)	16,533,738

Realized and Unrealized Gain (Loss) on Investments, Unfunded Commitments, Futures Contracts, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(1,612,358)
Futures transactions	8,158,508
Swap transactions	1,935,209
Foreign currency forward transactions	41,808
Foreign currency transactions	(47,781)

Net realized gain (loss) on investments, futures transactions, swap transactions and foreign currency transactions	8,475,386

Net change in unrealized appreciation (depreciation) on:
Investments	(34,573,630)
Investments sold short	958,519
Futures contracts	(2,802,382)
Swap contracts	1,929,081
Unfunded commitments	(3,273)
Foreign currency forward contracts	213,338
Translation of other assets and liabilities in foreign currencies	(825)

Net change in unrealized appreciation (depreciation) on investments, unfunded commitments, investments sold short, futures contracts, swap contracts and foreign currency transactions	(34,279,172)

Net realized and unrealized gain (loss) on investments, unfunded commitments, investments sold short, futures transactions, swap transactions and foreign currency transactions	(25,803,786)

Net increase (decrease) in net assets resulting from operations	$(9,270,048)

26	MainStay VP MacKay Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2018 (Unaudited) and the year ended December 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$16,533,738	$29,523,263
Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	8,475,386	10,010,109
Net change in unrealized appreciation (depreciation) on investments, unfunded commitments, investments sold short, futures contracts, swap contracts and foreign currency transactions	(34,279,172)	9,357,420

Net increase (decrease) in net assets resulting from operations	(9,270,048)	48,890,792

Dividends to shareholders:
From net investment income:
Initial Class	(2,251,743)	(4,056,441)
Service Class	(16,433,368)	(28,603,275)

Total dividends to shareholders	(18,685,111)	(32,659,716)

Capital share transactions:
Net proceeds from sale of shares	99,259,607	226,244,514
Net asset value of shares issued to shareholders in reinvestment of dividends	18,685,111	32,659,716
Cost of shares redeemed	(69,205,158)	(78,759,565)

Increase (decrease) in net assets derived from capital share transactions	48,739,560	180,144,665

Net increase (decrease) in net assets	20,784,401	196,375,741

Net Assets
Beginning of period	1,201,889,047	1,005,513,306

End of period	$1,222,673,448	$1,201,889,047

Undistributed net investment income at end of period	$882,173	$3,033,546

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,
Initial Class	2018*		2017	2016	2015	2014	2013
Net asset value at beginning of period	$10.06		$9.90	$9.54	$10.12	$10.32	$10.32

Net investment income (loss) (a)	0.15		0.29	0.37	0.40	0.45	0.49
Net realized and unrealized gain (loss) on investments	(0.22)		0.18	0.33	(0.66)	(0.28)	(0.04)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.00 ‡	0.01	0.02	0.03	(0.02)

Total from investment operations	(0.07)		0.47	0.71	(0.24)	0.20	0.43

Less dividends and distributions:
From net investment income	(0.16)		(0.31)	(0.35)	(0.34)	(0.40)	(0.43)
From net realized gain on investments	—		—	—	—	—	(0.00)‡

Total dividends and distributions	(0.16)		(0.31)	(0.35)	(0.34)	(0.40)	(0.43)

Net asset value at end of period	$9.83		$10.06	$9.90	$9.54	$10.12	$10.32

Total investment return (b)	(0.66%)		4.81%	7.50%	(2.42%)	1.92%	4.17%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.95	% ††	2.89%	3.80%	4.01%	4.31%	4.69%
Net expenses (excluding short sale expenses)	0.59	% ††	0.60%	0.62%	0.62%	0.64%	0.65%
Expenses (including short sales expenses)	0.78	% ††	0.67%	0.72%	0.65%	0.64%	0.65%
Short sale expenses	0.19	% ††	0.07%	0.10%	0.03%	—	—
Portfolio turnover rate	16%		32%	34%	26%	18%	23%
Net assets at end of period (in 000's)	$137,747		$137,454	$122,586	$129,311	$166,855	$105,972

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

	Six months ended June 30,		Year ended December 31,
Service Class	2018*		2017	2016	2015	2014	2013
Net asset value at beginning of period	$10.03		$9.87	$9.51	$10.09	$10.29	$10.30

Net investment income (loss) (a)	0.13		0.26	0.34	0.38	0.42	0.47
Net realized and unrealized gain (loss) on investments	(0.21)		0.19	0.33	(0.66)	(0.28)	(0.04)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.00 ‡	0.01	0.02	0.03	(0.03)

Total from investment operations	(0.08)		0.45	0.68	(0.26)	0.17	0.40

Less dividends and distributions:
From net investment income	(0.15)		(0.29)	(0.32)	(0.32)	(0.37)	(0.41)
From net realized gain on investments	—		—	—	—	—	(0.00)‡

Total dividends and distributions	(0.15)		(0.29)	(0.32)	(0.32)	(0.37)	(0.41)

Net asset value at end of period	$9.80		$10.03	$9.87	$9.51	$10.09	$10.29

Total investment return (b)	(0.78%)		4.55%	7.23%	(2.66%)	1.67%	3.91%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.70	% ††	2.64%	3.54%	3.77%	4.06%	4.47%
Net expenses (excluding short sales expenses)	0.84	% ††	0.85%	0.87%	0.87%	0.89%	0.90%
Expenses (including short sales expenses)	1.03	% ††	0.92%	0.97%	0.90%	0.89%	0.90%
Short sale expenses	0.19	% ††	0.07%	0.10%	0.03%	—	—
Portfolio turnover rate	16%		32%	34%	26%	18%	23%
Net assets at end of period (in 000's)	$1,084,926		$1,064,435	$882,928	$748,317	$571,281	$298,891

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

28	MainStay VP MacKay Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay Unconstrained Bond Portfolio (formerly known as MainStay VP Unconstrained Bond Portfolio) (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on April 29, 2011. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund's multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio's investment objective is to seek total return by investing primarily in domestic and foreign debt securities.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio's own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

29

Notes to Financial Statements (Unaudited) (continued)

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2018, the aggregate value by input level of the Portfolio's assets and liabilities is included at the end of the Portfolio's Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of June 30, 2018, securities that were fair valued in such a manner are shown in the Portfolio of

Investments.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of June 30, 2018, no foreign equity securities held by the Portfolio were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible

30	MainStay VP MacKay Unconstrained Bond Portfolio

bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of June 30, 2018, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Swaps are marked to market daily based upon quotations from pricing agents, brokers or market makers. These securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio's tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate

31

Notes to Financial Statements (Unaudited) (continued)

classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, which are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty's failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio's custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty's default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(I)  Loan Assignments, Participations and Commitments.  The Portfolio may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate (“LIBOR”).

The loans in which the Portfolio may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of June 30, 2018, the Portfolio held unfunded commitments. (see Note 5)

(J)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out

32	MainStay VP MacKay Unconstrained Bond Portfolio

a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Portfolio's investment in futures contracts and other derivatives may increase the volatility of the Portfolio's NAVs and may result in a loss to the Portfolio. As of June 30, 2018, open futures contracts are shown in the Portfolio of Investments.

(K)  Swap Contracts.  The Portfolio may enter into credit default, interest rate, equity, index and currency exchange rate swap contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Portfolio will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Portfolio receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Portfolio's current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter (“OTC”) market and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).

Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio's exposure to the credit risk of its original counterparty. The Portfolio will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction. As of June 30, 2018, all swap positions outstanding are shown in the Portfolio of Investments.

Swaps are marked to market daily based upon quotations from pricing agents, brokers or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities.

The Portfolio bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Portfolio may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar credit-worthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.

Interest Rate Swaps: An interest rate swap is an agreement between two parties where one stream of future interest payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate (most often LIBOR). The Portfolio will typically use interest rate swaps to limit, or manage, its exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate than it would have been able to get without the swap.

(L)  Foreign Currency Forward Contracts.  The Portfolio may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Portfolio is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. Cash movement occurs on settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The Portfolio may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market

33

Notes to Financial Statements (Unaudited) (continued)

risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Portfolio faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Portfolio's assets. Moreover, there may be an imperfect correlation between the Portfolio's holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Portfolio's exposure at the valuation date to credit loss in the event of a counterparty's failure to perform its obligations. As of June 30, 2018, all open forward currency contracts are shown in the Portfolio of Investments.

(M)  Foreign Currency Transactions.  The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(N)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Portfolio could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Portfolio is exposed to risk until the sale or exercise of each right or warrant is completed. As of June 30, 2018, the Portfolio did not hold any rights or warrants.

(O)  Securities Sold Short.  During the six-month period ended June 30, 2018, the Portfolio engaged in sales of securities it did not own (“short sales”) as part of its investment strategies. When the Portfolio enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

(P)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio's collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower's inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activity is

34	MainStay VP MacKay Unconstrained Bond Portfolio

reflected in the Statement of Operations. As of the six-month period ended June 30, 2018, the Portfolio did not have any portfolio securities on loan.

(Q)  Debt Securities and Loan Risk.  The Portfolio's principal investments may include high-yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

The loans in which the Portfolio invests are usually rated below investment grade, or if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as “junk bonds”) and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Moreover, such securities may, under certain circumstances, be particularly susceptible to liquidity and valuation risks. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient or available to satisfy the borrower's obligation. In the event of a recession or serious credit event, among other eventualities, the value of the Portfolio's investments in loans are more likely to decline. The secondary market for loans is limited and, thus, the Portfolio's ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

(R)  Foreign Securities Risk.  The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(S)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels or if the Portfolio fails to meet the terms of its ISDA Master Agreements. The result would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

(T)  Indemnifications.  Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(U)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio's derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio's financial positions, performance and cash flows. The Portfolio entered into futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Portfolio also entered into interest rate swaps to hedge the potential risk of rising short term interest rates. Foreign currency forward contracts were used to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

35

Notes to Financial Statements (Unaudited) (continued)

Fair value of derivative instruments as of June 30, 2018:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation on investments, swap contracts and futures contracts (a)	$—	$441,203	$441,203
Centrally Cleared Swap Contracts	Net Assets—Net unrealized appreciation on investments, swap contracts and futures contracts (b)	—	5,536,494	5,536,494
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	201,606	—	201,606

Total Fair Value		$201,606	$5,977,697	$6,179,303

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized depreciation on investments, swap contracts and futures contracts (a)	$—	$(1,818,411)	$(1,818,411)

Total Fair Value		$—	$(1,818,411)	$(1,818,411)

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

(b)

Includes cumulative appreciation (depreciation) of centrally cleared swap agreements as reported in the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2018:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$8,158,508	$8,158,508
Swap Contracts	Net realized gain (loss) on swap transactions	—	1,935,209	1,935,209
Forward Contracts	Net realized gain (loss) on foreign currency forward transactions	41,808	—	41,808

Total Realized Gain (Loss)		$41,808	$10,093,717	$10,135,525

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$(2,802,382)	$(2,802,382)
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	—	1,929,081	1,929,081
Forward Contracts	Net change in unrealized appreciation (depreciation) on foreign currency forward contracts	213,338	—	213,338

Total Change in Unrealized Appreciation (Depreciation)		$213,338	$(873,301)	$(659,963)

36	MainStay VP MacKay Unconstrained Bond Portfolio

Average Notional Amount

	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts Long	$—	$43,924,547	$43,924,547
Futures Contracts Short	$—	$(676,846,345)	$(676,846,345)
Swap Contracts Long	$—	$886,666,667	$886,666,667
Forward Contracts Long (a)	$2,468,198	$—	$2,468,198
Forward Contracts Short	$(3,928,393)	$—	$(3,928,393)

(a)	Positions were open two months during the reporting period.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and the operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC (“MacKay Shields” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio's investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of the average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; 0.50% from $1 billion to $5 billion; and 0.475% in excess of $5 billion. During the six-month period ended June 30, 2018, the effective management fee rate was 0.56%.

During the six-month period ended June 30, 2018, New York Life Investments earned fees from the Portfolio in the amount of $3,398,290.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is

responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of June 30, 2018, the cost and unrealized appreciation (depreciation) of the Portfolio's investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,236,594,535	$5,213,756	$(24,938,283)	$(19,724,527)

As of December 31, 2017, for federal income tax purposes, capital loss carryforwards of $33,210,421 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000's)	Long-Term Capital Loss Amounts (000's)
Unlimited	$5,176	$28,034

During the year ended December 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$32,659,716	$—

37

Notes to Financial Statements (Unaudited) (continued)

Note 5–Commitments and Contingencies

As of June 30, 2018, the Fund had unfunded commitments pursuant to the following loan agreements:

Borrower	Unfunded Commitments	Unrealized Depreciation
GFL Environmental Inc. Delayed Draw Term Loan TBD, due 5/30/25	$436,464	$(3,273)

Note 6–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 7–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2018, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2018, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 9–Purchases and Sales of Securities (in 000's)

During the six-month period ended June 30, 2018, purchases and sales of U.S. government securities were $2,615 and $0, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $293,356 and $203,007, respectively.

Note 10–Capital Share Transactions

Transactions in capital shares for the years ended June 30, 2018 and December 31, 2017, were as follows:

Initial Class	Shares	Amount
Six-month period ended June 30, 2018:
Shares sold	1,963,537	$19,506,398
Shares issued to shareholders in reinvestment of dividends and distributions	228,160	2,251,743
Shares redeemed	(1,845,361)	(18,315,571)

Net increase (decrease)	346,336	$3,442,570

Year ended December 31, 2017:
Shares sold	1,589,343	$16,009,190
Shares issued to shareholders in reinvestment of dividends and distributions	404,733	4,056,441
Shares redeemed	(710,543)	(7,157,697)

Net increase (decrease)	1,283,533	$12,907,934

Service Class	Shares	Amount
Six-month period ended June 30, 2018:
Shares sold	8,008,225	$79,753,209
Shares issued to shareholders in reinvestment of dividends and distributions	1,670,159	16,433,368
Shares redeemed	(5,123,587)	(50,889,587)

Net increase (decrease)	4,554,797	$45,296,990

Year ended December 31, 2017:
Shares sold	21,000,124	$210,235,324
Shares issued to shareholders in reinvestment of dividends and distributions	2,862,222	28,603,275
Shares redeemed	(7,153,867)	(71,601,868)

Net increase (decrease)	16,708,479	$167,236,731

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2018, events and transactions subsequent to June 30, 2018, through the date the financial statements were issued have been evaluated by the Portfolio's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

38	MainStay VP MacKay Unconstrained Bond Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio's securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC's website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio's most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC's website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling New York Life Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

39

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2018 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2018 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781647	MSVPUB10-08/18 (NYLIAC) NI532

MainStay VP Absolute Return Multi-Strategy Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2018

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

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Message from the President

The six months ended June 30, 2018, saw mixed performance among stocks and bonds. U.S. stocks generally advanced during the reporting period, while international and emerging-market stocks declined.

According to FTSE-Russell data on U.S. stocks, the strongest performance came from the smallest companies during the reporting period, with growth stocks outperforming value stocks at all capitalization levels. While growth stocks provided positive total returns at all capitalization levels, value stocks of midcap and larger companies provided negative returns.

Among U.S. fixed-income securities, shorter-term instruments generally advanced during the first half of 2018, while longer-term bonds on balance declined. Although convertible bonds, bank loans and high-yield corporate bonds generated positive returns during the reporting period, most mortgage-backed securities declined. International and emerging-market bonds also provided negative total returns during the reporting period.

Several factors influenced the stock and bond markets during the first half of 2018. Major tax reforms were signed into law in December 2017 and boosted stock performance early in the reporting period. As the year progressed, however, trade tensions between the U.S. and several of its trading partners led to sustained market volatility, which adversely affected stock prices despite robust corporate earnings and profits. An historic meeting between leaders of the United States and North Korea lifted stock prices briefly in June 2018. While crude oil prices remained volatile, they generally rose during the reporting period, which helped many energy stocks.

The Federal Open Market Committee raised the federal funds target range twice during the reporting period, which led to rising U.S. Treasury yields across the maturity spectrum. The greatest increase occurred among 3-year U.S. Treasury notes, with yield increases tapering off for longer-term U.S. Treasury securities. When interest-rates rise, bond prices tend to decline (and vice versa), which may account for the negative performance of several fixed-income sectors during the reporting period.

Through the ups and downs of the stock and bond markets, MainStay VP portfolio managers seek to pursue the objectives of their individual Portfolios using the investment strategies and processes outlined in the prospectus. As a MainStay VP shareholder, your investments are guided by the market experience and professional insight of our portfolio managers as they seek to deliver long-term returns within prospectus guidelines and manage the specific risks of their respective Portfolios.

Whatever direction the markets may take, MainStay encourages shareholders to maintain a long-term investment perspective. The report that follows contains additional information on the market events, investment decisions and specific securities that shaped the performance of your MainStay VP Portfolio during the six months ended June 30, 2018. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2018

Class	Inception Date	Six Months	One Year	Five Years	Since Inception[2]	Gross Expense Ratio[3]
Initial Class Shares	5/1/2013	–4.40%	–2.76%	–3.42%	–2.83%	2.49%
Service Class Shares	5/1/2013	–4.51	–3.01	–3.61	–3.01	2.74

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
HFRX Absolute Return Index[4]	1.04%	3.04%	2.04%	2.14%
S&P 500® Index[5]	2.65	14.37	13.42	13.17
Morningstar Multialternative Category Average[6]	–1.19	2.00	2.02	0.97

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Consolidated Financial Statements.
2.	The Portfolio commenced operations on May 1, 2013. Effective January 15, 2016, the Portfolio replaced its subadvisor. Effective January 19, 2016, the Portfolio revised its principal investment strategies. The performance shown above reflects the Portfolio’s prior subadvisor and principal investment strategies. Past performance may have been different if the new subadvisors or revised principal investment strategies had been in place during the period.
3.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
4.	The HFRX Absolute Return Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The HFRX Absolute Return Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of eligible hedge fund strategies, including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The S&P 500® Index is the Portfolio’s secondary benchmark index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Morningstar Multialternative Category Average is representative of funds that have a majority of their assets exposed to alternative strategies. Funds in this category include both funds with static allocations to alternative strategies and funds tactically allocating among alternative strategies and asset classes. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Absolute Return Multi-Strategy Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2018, to June 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2018, to June 30, 2018. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/18	Ending Account Value (Based on Actual Returns and Expenses) 6/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2,3]

Initial Class Shares	$1,000.00	$956.00	$13.63	$1,010.90	$14.01	2.81%

Service Class Shares	$1,000.00	$954.90	$14.88	$1,009.60	$15.30	3.08%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the exchange-traded funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.
3.	Expenses are inclusive of dividends and interest on investments sold short.

6	MainStay VP Absolute Return Multi-Strategy Portfolio

Strategy Allocation as of June 30, 20181 (Unaudited)

1	Percentages based on total net assets.

Equity Market Neutral:  This strategy seeks to profit by detecting and exploiting perceived pricing inefficiencies in individual equity securities and neutralizing exposure to market risk by maintaining approximately equal value exposure in long and short positions. The strategy will identify investment opportunities based on a model that reflects the input of relevant factors, including relative value, market sentiment, and the Subadvisor’s forecasts as to anticipated market volatility. The strategy may engage in short sales in order to generate returns that are independent of the direction of the market.

Risk Arbitrage:  This strategy implements event-driven arbitrage strategies on securities of companies that experience certain “special situations,” which are corporate events that are likely to create discontinuity in the price of a given security. The Portfolio’s risk arbitrage strategy consists primarily of an announced merger arbitrage strategy. An announced merger arbitrage strategy buys or sells the securities of companies involved in a merger based on the Subadvisor’s anticipation of the merger’s outcome. The strategy may also invest in securities of companies based on other event-driven strategies, such as holding discount arbitrage, share class arbitrage, spin-offs, asset sales, initial public offerings, minority buyouts, auctions or rights issues. Share class arbitrage involves capitalizing on perceived pricing inefficiencies of a particular share class in a multiple share class issuer. Discount arbitrage is when a discount option is purchased while an opposite transaction is taken in the underlying security.

Managed Futures:  This strategy primarily takes long and short positions in futures contracts (directly or through derivatives, including total return swaps) across asset classes globally. The strategy seeks to exploit market trends and generate absolute returns utilizing a quantitative and systematic investment approach, which consists of analyzing financial markets through statistical models. These quantitative models produce buy or sell signals looking to benefit from the upward and downward movements of the asset classes covered based on market trends and patterns and contrarian views (i.e., instruments and strategies that may be out of favor in the broader market). The managed futures strategy will be implemented through (i) investment in derivative instruments, including swap agreements, exchange-traded futures and option and forward contracts, to gain exposure to a wide variety of global markets for currencies, interest rates, stock market indices, energy resources, metals and agricultural products and to hedge price risk, (ii) investment in swap agreements that reflect the return of securities, derivatives and commodity interests selected by the Subadvisor, or (iii) investment in some combination of (i) and (ii). This strategy will involve the use of one or more wholly-owned subsidiaries formed under the laws of the Cayman Islands (each, a “Cayman Subsidiary”).

Master Limited Partnerships (“MLPs”) and Other Energy Companies:  This strategy seeks to deliver both high current income and total return by investing in a portfolio of domestic and foreign publicly traded partnerships and/or other issuers (including U.S. and Canadian royalty trusts and Canadian energy companies) engaged in the transportation, storage, processing, refining, marketing, exploration, production or mining of crude oil, natural gas, natural gas liquids, minerals or other natural resources. The Subadvisor implements this strategy by identifying companies it believes will benefit from increased crude oil, natural gas or natural gas liquids production resulting in greater energy infrastructure needs. The Portfolio will invest no more than 25% of its total assets in securities of MLPs that are qualified publicly traded partnerships (“QPTPs”), which are treated as partnerships for U.S. federal income tax purposes.

Credit Long/Short or Non-Traditional Fixed-Income: This strategy seeks to exploit opportunities in the global fixed-income markets based on top-down and bottom-up analysis. The strategy may invest in various credit strategies that involve being long and short different financial instruments, and the credit instruments involved will range from high grade to high yield (known as “junk bonds”) and distressed debt. The strategy may also invest in credit derivatives, including credit default swaps, options and indices. The Subadvisors responsible for this strategy dynamically allocate capital to the sectors and securities that they believe offer the best balance of risk and return, unrestricted by benchmark constraints.

Global Macro Strategy:  This strategy seeks to obtain exposure to a broad spectrum of investments and countries or regions, based on discrete strategies that employ a variety of techniques, both discretionary and systematic analysis, combinations of top down and bottom up theses, and quantitative and fundamental approaches, designed to effectively identify and assess factors that affect businesses and economies broadly (e.g., monetary and fiscal policy, regulatory changes, demographics) and their impact on securities markets. The strategy may also employ arbitrage techniques and seek long and short exposure (directly or through derivatives, including total return swaps) across diversified asset classes globally. The strategy may be exposed significantly to interest rate and foreign currency futures. In addition, the strategy may involve the use of one or more Cayman Subsidiaries to obtain certain commodities market exposure.

7

Tactical Allocation:  This strategy, which is managed by the Manager, may invest in a range of asset classes, including equity securities, fixed-income instruments, futures, options, currency forward contracts and swaps (including total return swaps) and affiliated and unaffiliated open-end funds, closed-end funds and exchange-traded funds, to manage or gain access to certain market exposures, including exposure to asset classes or strategies in which the Portfolio is not otherwise invested, to exploit perceived structural inefficiencies in the markets or to manage cash flows. Additionally, positions may be pursued on a long or short basis either to take advantage of perceived investment opportunities or to counter exposure from other strategies in the Portfolio.

Other Strategies:  The Manager may modify the strategies summarized above and allocate the Portfolio’s assets among or to other strategies developed or implemented to further optimize risk reward expectations based on, among other factors, changing market conditions. In addition to the instruments described above, such other strategies may include taking long and/or short positions in a wide range of instruments, including, but not limited to, commodities and real estate investment trusts (“REITs”). Such investments may be made without restriction as to issuer capitalization, country (including emerging markets), currency, maturity or credit rating and within the context of a range of investment programs or strategies, including, but not limited to, carry strategies, relative value strategies, and various forms arbitrage.

8	MainStay VP Absolute Return Multi-Strategy Portfolio

Manager Allocation as of June 30, 20181 (Unaudited)

1	Percentages based on total net assets.

Top Ten Holdings or Issuers Held as of June 30, 2018 (excluding short-term investments) (Unaudited)

1.	IQ Global Resources ETF

2.	Energy Transfer Partners, L.P.

3.	Enterprise Products Partners, L.P.

4.	Cheniere Energy, Inc.

5.	Energy Transfer Equity, L.P.
6.	Targa Resources Corp.

7.	MPLX, L.P.

8.	Noble Midstream Partners, L.P.

9.	Kinder Morgan, Inc.

10.	Williams Cos., Inc.

Top Five Short Positions as of June 30, 2018 (Unaudited)

1.	United States Oil Fund, L.P.

2.	SPDR S&P 500 ETF Trust

3.	Liberty Broadband Corp.

4.	Zillow Group, Inc.

5.	HEICO Corp.

9

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Portfolio’s manager.

How did MainStay VP Absolute Return Multi-Strategy Portfolio perform relative to its primary benchmark and peers for the six months ended June 30, 2018?

Excluding all sales charges, MainStay VP Absolute Return Multi-Strategy Portfolio returned –4.40% for Initial Class shares and –4.51% for Service Class shares for the six months ended June 30, 2018. Over the same period, all share classes underperformed the 1.04% return of the HFRX Absolute Return Index,2 which is the Portfolio’s broad-based securities market index; the 2.65% return of the S&P 500® Index,2 which is the Portfolio’s secondary benchmark index; and the –1.19% return of the Morningstar Multialternative Category Average.3

Were there any changes to the Portfolio during the reporting period?

Effective January 1, 2018, MacKay Shields LLC (“MacKay Shields”) assumed subadvisory responsibilities for the equity market neutral strategy of the Portfolio as a result of portfolio managers from Cornerstone Capital Management Holdings LLC transitioning to MacKay Shields, a subadvisor to the Portfolio. For more information on this change, please refer to the supplement dated September 28, 2017. Effective January 15, 2018, the Portfolio’s principal investment strategies were revised to increase the maximum allocation of the Portfolio’s assets to any one strategy with each subadvisor from 20% to 30%. For more information on this change, please refer to the supplement dated December 15, 2017. Effective February 28, 2018, Michael Kimble no longer served as a portfolio manager to the Portfolio. Dan Roberts and Louis Cohen continue to manage the credit long/short or non-traditional fixed-income strategy of the Portfolio for MacKay Shields. Effective May 1, 2018, Myriam Guervin no longer served as a portfolio manager to the Portfolio. All current portfolio managers of the risk arbitrage, credit long/short or non-traditional fixed-income, managed futures, global macro strategies will continue to manage those strategies. On or about June 22, 2018, beneficial shareholders of MainStay VP Absolute Return Multi-Strategy Portfolio were advised of a proposal for approval of an Agreement and Plan of Reorganization providing for the acquisition of the assets and liabilities of the Portfolio by MainStay VP IQ Hedge Multi-Strategy Portfolio (“Acquiring Portfolio”) in exchange for shares of the Acquiring Portfolio, followed by the complete liquidation of the MainStay VP Absolute Return Multi-Strategy Portfolio (“Reorganization”). For more information on this proposal, please refer to the supplement dated June 22, 2018.

What factors affected the Portfolio’s performance relative to its primary benchmark during the reporting period?

Several factors contributed to the Portfolio’s performance relative to the HFRX Absolute Return Index. (Contributions take weightings and total returns into account.) The primary positive contributor was the tactical allocation sleeve. Managed futures and equity market neutral were the most-substantial negative contributors during the reporting period. The managed futures strategy suffered from a sharp trend reversal in February 2018. Continued underperformance from the value factor hurt the performance of the equity market neutral strategy.

During the reporting period, how did the Portfolio’s performance correlate with traditional equity and fixed-income indices?

The Portfolio maintained a modest correlation to traditional equities and a low correlation to investment-grade fixed-income indices during the reporting period. The Portfolio’s correlation to the S&P 500® Index was 55%. The Portfolio’s correlation to the Bloomberg Barclays U.S. Aggregate Bond Index was –31%.

During the reporting period, how did the Portfolio’s volatility compare to that of traditional fixed-income indices?

Volatility reflects sharp up or down movements in the price of securities, commodities or markets over relatively short periods. During the reporting period, the Portfolio’s volatility was closer to the volatility of traditional fixed-income indices than it was to equity indices. During the reporting period, the Portfolio’s volatility was 5.5%. This compared to 3.1% for the Bloomberg Barclays U.S. Aggregate Bond Index, 2.8% for the ICE BofA Merrill Lynch U.S. High Yield Master II Index4 and 16.4% for the S&P 500® Index.

During the reporting period, how did the Portfolio use derivatives and how was the Portfolio’s performance materially affected by investments in derivatives?

The Portfolio used derivatives for a variety of purposes, including alpha5 generation, hedging and operational efficiency. For example, we used total return swaps for alpha generation in the tactical allocation sleeve to gain exposure to certain alternative beta indices. The nontraditional fixed-income managers used interest-rate derivatives for hedging specific exposures in

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 5 for more information on this index
3.	See footnote on page 5 for more information on the Morningstar Multialternative Category Average.
4.

The ICE BofA Merrill Lynch U.S. High Yield Master II Index monitors the performance of below-investment-grade U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market. An investment cannot be made directly in an index.

5.

Alpha measures the relationship between a mutual fund’s return and its beta over a three-year period. Often, alpha is viewed as the excess return (positive or negative) or the value added by the portfolio manager. Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

10	MainStay VP Absolute Return Multi-Strategy Portfolio

their sleeves. In the tactical allocation sleeve, certain exposures were assumed through total return swaps because of operational efficiency (leveraging better trading and operational infrastructure of external providers for cost efficiency). We believe that measuring the impact of derivatives on performance as positive or negative does not properly reflect the utility of derivatives to the Portfolio because of the functions they perform within the Portfolio. For example, a hedge performing as expected might have a negative contribution to return even as it serves its intended function to reduce a risk of an exposure. Nevertheless, derivatives contributed negatively to the Portfolio’s performance during the reporting period.

How did you allocate the Portfolio’s assets among each of the strategies during the reporting period and why?

The Portfolio’s allocations are based on the estimated optimal risk-return distribution of assets considering both the risk and return expectations. See the chart on page 7 for strategy allocations as of June 30, 2018. (It is generally not possible to increase return without taking additional risk, and the Portfolio generally cannot reduce risk without also reducing return.) These estimates of risk and return are long term in nature, and as a result, allocations tend to be quite stable over time. The Portfolio’s allocation to an individual strategy may change if there is a statistically significant change in the risk-return characteristics of a strategy, if the outlook of a strategy improves substantially or if an attractive new strategy becomes available for investment that we believe would likely further support the Portfolio’s investment goal.

How did the tactical allocation among the strategies affect the Portfolio’s performance during the reporting period?

In January 2018, after a long stretch of low volatility, the Portfolio redirected capital to strategies with higher risk and return potential. Allocations to the flexible bond and credit opportunities strategies6 were reduced, and the proceeds were moved primarily to the tactical allocation sleeve and the global alpha and equity market neutral strategies. In April 2018, after a sustained rise in volatility, these changes were partially scaled back by reducing the allocation to the managed futures and global alpha strategies while increasing the allocation to the flexible bond strategy. The net effect of these changes on the Portfolio’s performance was positive.

During the reporting period, how did each strategy either contribute to or detract from the Portfolio’s absolute performance?

During the reporting period, the Portfolio saw positive contributions to gross performance from tactical/completion (+0.25%), credit opportunities (+0.07%) and flexible bond (+0.01%). Negative contributions to gross performance during the reporting period came from global alpha (–0.05%), MLP alpha7 (–0.87%), managed futures (–1.15%) and equity global market neutral (–1.94%).

How did the Portfolio’s strategy weightings change during the reporting period?

Apart from the tactical changes already discussed, no other strategic changes took place during the reporting period.

6.	The credit long/short or non-traditional fixed-income portion of the Portfolio consists of two underlying strategies: the flexible bond strategy and the credit opportunities strategy.
7.	The Master Limited Partnerships and other energy companies portion of the Portfolio consists of two underlying strategies: the midstream MLP strategy and the upstream MLP strategy.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

11

Consolidated Portfolio of Investments June 30, 2018 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 0.5%† Corporate Bonds 0.5%
Banks 0.2%
Bank of America Corp. 3.004%, due 12/20/23 (a)	$138,000	$133,796
4.20%, due 8/26/24	130,000	130,678
Citigroup, Inc. 4.60%, due 3/9/26	130,000	129,813
Goldman Sachs Group, Inc. 5.375%, due 3/15/20	130,000	134,646
6.75%, due 10/1/37	60,000	71,211
Morgan Stanley 5.00%, due 11/24/25	130,000	134,762
5.50%, due 1/26/20	130,000	134,496

		869,402

Food 0.1%
Kraft Heinz Foods Co. 2.80%, due 7/2/20	140,000	138,998
Tyson Foods, Inc. 3.95%, due 8/15/24	265,000	264,468

		403,466

Health Care—Products 0.1%
Boston Scientific Corp. 2.85%, due 5/15/20	235,000	233,252

Health Care—Services 0.0%‡
Laboratory Corporation of America Holdings 2.625%, due 2/1/20	235,000	233,126

Home Builders 0.0%‡
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc. 5.875%, due 6/15/24	130,000	129,025

Oil & Gas 0.1%
Petrobras Global Finance B.V. 7.375%, due 1/17/27	120,000	119,850
Petroleos Mexicanos 6.75%, due 9/21/47	175,000	165,007

		284,857

Private Equity 0.0%‡
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp. 5.875%, due 2/1/22	135,000	135,169

	Principal Amount	Value
Retail 0.0%‡
AutoNation, Inc. 3.35%, due 1/15/21	$180,000	$178,821

Telecommunications 0.0%‡
T-Mobile USA, Inc. 6.375%, due 3/1/25	130,000	134,576

Total Long-Term Bonds (Cost $2,629,291)		2,601,694

	Shares
Affiliated Investment Companies 0.5%
♦IQ Global Resources ETF (b)	100,399	2,776,032

Total Affiliated Investment Companies (Cost $2,893,609)		2,776,032

Common Stocks 29.2%
Aerospace & Defense 0.1%
Engility Holdings, Inc. (b)(c)	5,300	162,392
FACC A.G. (b)(c)	14,350	267,789
Vectrus, Inc. (b)(c)	7,100	218,822

		649,003

Airlines 0.3%
Deutsche Lufthansa A.G., Registered (c)	27,691	665,900
Finnair OYJ	28,986	313,070
International Consolidated Airlines Group S.A. (c)	81,937	718,748
Singapore Airlines, Ltd.	13,700	107,238

		1,804,956

Automobiles 0.4%
Fiat Chrysler Automobiles N.V. (b)(c)	37,122	706,653
Peugeot S.A. (c)	32,853	749,156
Thor Industries, Inc. (c)	8,200	798,598

		2,254,407

Banks 0.9%
Bancorp, Inc. (b)(c)	45,400	474,884
BPER Banca S.p.A. (c)	128,539	704,104
Customers Bancorp, Inc. (b)(c)	13,200	374,616
Fifth Third Bancorp (c)	25,000	717,500
First Hawaiian, Inc. (c)	25,700	745,814
Franklin Financial Network, Inc. (b)(c)	11,600	436,160
OFG Bancorp (c)	46,500	653,325
Raiffeisen Bank International A.G. (c)	22,669	694,393

		4,800,796

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of June 30, 2018, excluding short-term investments. May be subject to change daily.
∎	Among the Portfolio’s 5 largest short positions as of June 30, 2018. May be subject to change daily.

12	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

	Shares	Value
Common Stocks (continued)
Biotechnology 0.3%
CSL, Ltd.	2,028	$289,926
Shire PLC (c)	14,743	829,112
Swedish Orphan Biovitrum A.B. (b)	7,532	164,153

		1,283,191

Building Products 0.2%
GWA Group, Ltd.	109,541	275,385
Owens Corning (c)	12,500	792,125

		1,067,510

Capital Markets 0.5%
Flow Traders (c)(d)	12,002	467,129
Lazard, Ltd., Class A (c)	12,500	611,375
LPL Financial Holdings, Inc. (c)	11,000	720,940
Swissquote Group Holding S.A., Registered	10,047	556,542

		2,355,986

Chemicals 0.4%
Covestro A.G. (c)(d)	8,551	762,464
FMC Corp. (c)	6,400	570,944
Kraton Corp. (b)(c)	1,300	59,982
Olin Corp. (c)	15,200	436,544

		1,829,934

Commercial Services & Supplies 0.4%
Essendant, Inc. (c)	25,000	330,500
LSC Communications, Inc. (c)	14,200	222,372
Pitney Bowes, Inc. (c)	84,000	719,880
Quad / Graphics, Inc. (c)	32,500	676,975
R.R. Donnelley & Sons Co. (c)	23,000	132,480

		2,082,207

Construction & Engineering 0.5%
ACS Actividades de Construccion y Servicios S.A. (c)	17,951	726,118
Bauer A.G.	256	5,652
Chip Eng Seng Corp., Ltd.	295,200	181,672
Keller Group PLC (c)	3,988	53,344
Maire Tecnimont S.p.A.	138,535	620,801
Mota-Engil SGPS S.A. (b)	114,696	384,457
Peab A.B.	22,642	170,421
Per Aarsleff Holding A/S	2,036	71,938
Sacyr S.A.	126,936	346,356

		2,560,759

Consumer Finance 0.2%
B2Holding ASA	54,679	113,962
Enova International, Inc. (b)(c)	18,800	687,140
EZCORP, Inc., Class A (b)(c)	11,000	132,550

		933,652

	Shares	Value
Containers & Packaging 0.1%
Papeles y Cartones de Europa S.A.	19,387	$383,432

Diversified Consumer Services 0.1%
American Public Education, Inc. (b)(c)	10,900	458,890
Dignity PLC (c)	4,625	61,324
K12, Inc. (b)(c)	8,400	137,508

		657,722

Diversified Financial Services 0.3%
Banca Farmafactoring S.p.A (d)	346	2,026
Banca IFIS S.p.A.	10,118	304,225
EXOR N.V.	10,018	673,956
Leonteq A.G. (b)	10,971	630,926

		1,611,133

Electrical Equipment 0.4%
Allied Motion Technologies, Inc. (c)	3,500	167,580
Atkore International Group, Inc. (b)(c)	30,100	625,177
EnerSys (c)	8,000	597,120
Mersen S.A.	4,957	196,984
TPI Composites, Inc. (b)(c)	23,500	687,140

		2,274,001

Electronic Equipment, Instruments & Components 0.3%
AT&S Austria Technologie & Systemtechnik A.G. (c)	17,634	327,080
Jabil, Inc. (c)	27,200	752,352
Mycronic A.B. (e)	1,153	12,885
Sanmina Corp. (b)(c)	21,400	627,020

		1,719,337

Energy Equipment & Services 0.6%
BW Offshore, Ltd. (b)	53,518	273,234
CGG S.A. (b)	35,863	88,928
Exterran Corp. (b)(c)	500	12,520
Kvaerner ASA (b)	40,854	86,146
Matrix Service Co. (b)(c)	17,800	326,630
Patterson-UTI Energy, Inc. (c)	34,100	613,800
ProPetro Holding Corp. (b)(c)	43,100	675,808
TETRA Technologies, Inc. (b)	119,400	531,330
TGS NOPEC Geophysical Co. ASA (c)	19,121	702,873

		3,311,269

Food & Staples Retailing 0.0%‡
Conviviality PLC (b)(f)	74,434	99,413
J Sainsbury PLC	28,013	118,708

		218,121

Food Products 0.5%
Austevoll Seafood ASA	54,334	652,651
Dean Foods Co. (c)	9,500	99,845
Grieg Seafood ASA (c)	60,105	633,039
Norway Royal Salmon ASA	14,382	320,989

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	13

Consolidated Portfolio of Investments June 30, 2018 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Food Products (continued)
Pilgrim’s Pride Corp. (b)(c)	39,900	$803,187
Seaboard Corp. (c)	33	130,770

		2,640,481

Health Care Equipment & Supplies 0.7%
Accuray, Inc. (b)	88,200	361,620
Convatec Group PLC (d)	180,589	505,796
Cutera, Inc. (b)(c)	2,600	104,780
El.En. S.p.A.	18,618	606,791
Integer Holdings Corp. (b)(c)	9,900	640,035
Lantheus Holdings, Inc. (b)(c)	42,500	618,375
Varex Imaging Corp. (b)(c)	9,900	367,191
Varian Medical Systems, Inc. (b)(c)	6,400	727,808

		3,932,396

Health Care Providers & Services 0.8%
Centene Corp. (b)(c)	5,600	689,976
Cross Country Healthcare, Inc. (b)(c)	5,900	66,375
Estia Health, Ltd.	53,751	130,756
Magellan Health, Inc. (b)(c)	7,000	671,650
Molina Healthcare, Inc. (b)(c)	7,800	763,932
RadNet, Inc. (b)(c)	49,500	742,500
Ryman Healthcare, Ltd.	22,413	181,645
Sigma Healthcare, Ltd.	283,197	170,848
Summerset Group Holdings, Ltd.	51,317	265,789
Triple-S Management Corp., Class B (b)(c)	17,600	687,456

		4,370,927

Hotels, Restaurants & Leisure 0.7%
BJ’s Restaurants, Inc. (c)	11,600	696,000
Bloomin’ Brands, Inc. (c)	26,500	532,650
Carrols Restaurant Group, Inc. (b)(c)	10,600	157,410
Darden Restaurants, Inc. (c)	7,500	802,950
Genting Singapore, Ltd.	809,600	727,209
J.D. Wetherspoon PLC (c)	22,020	365,915
Red Robin Gourmet Burgers, Inc. (b)(c)	13,000	605,800
Scandic Hotels Group A.B. (d)	2,623	22,560

		3,910,494

Household Durables 0.3%
Bovis Homes Group PLC (c)	31,056	469,384
Kaufman & Broad S.A.	1,652	77,871
Persimmon PLC (c)	20,439	683,076
Redrow PLC (c)	4,871	34,251
ZAGG, Inc. (b)(c)	20,500	354,650

		1,619,232

Independent Power & Renewable Electricity Producers 0.1%
Falck Renewables S.p.A.	268,058	645,847

	Shares	Value
Insurance 0.5%
Athene Holding, Ltd., Class A (b)(c)	14,100	$618,144
Coface S.A. (b)	21,679	240,779
Genworth Financial, Inc., Class A (b)	181,300	815,850
Just Group PLC	102,838	183,173
NN Group N.V. (c)	16,331	662,641

		2,520,587

Internet & Direct Marketing Retail 0.4%
1-800-Flowers.com, Inc., Class A (b)(c)	28,300	355,165
Expedia Group, Inc. (c)	3,800	456,722
Groupon, Inc. (b)	134,600	578,780
Liberty Expedia Holdings, Inc., Class A (b)(c)	11,600	509,704
N Brown Group PLC	35,379	79,010
Qurate Retail, Inc. (b)(c)	14,200	301,324

		2,280,705

Internet Software & Services 0.6%
Akamai Technologies, Inc. (b)(c)	10,000	732,300
Carbonite, Inc. (b)(c)	5,900	205,910
Care.com, Inc. (b)(c)	29,500	615,960
Catena Media PLC (b)	17,635	241,784
LogMeIn, Inc. (c)	4,300	443,975
TechTarget, Inc. (b)(c)	12,400	352,160
Web.com Group, Inc. (b)(c)	31,600	816,860

		3,408,949

IT Services 0.8%
Alliance Data Systems Corp. (c)	800	186,560
Appen, Ltd.	31,438	310,681
Cardtronics PLC, Class A (b)(c)	7,100	171,678
Computershare, Ltd.	58,520	800,968
Conduent, Inc. (b)(c)	39,500	717,715
DXC Technology Co. (c)	6,200	499,782
Euronet Worldwide, Inc. (b)(c)	9,400	787,438
Sabre Corp. (c)	27,400	675,136

		4,149,958

Leisure Products 0.0%‡
Polaris Industries, Inc. (c)	1,000	122,180

Life Sciences Tools & Services 0.3%
Bio-Rad Laboratories, Inc., Class A (b)(c)	2,200	634,788
Syneos Health, Inc. (b)(c)	15,200	712,880

		1,347,668

Machinery 0.9%
AGCO Corp. (c)	11,900	722,568
Deutz A.G.	77,612	597,511
Hyster-Yale Materials Handling, Inc. (c)	6,900	443,325
Meritor, Inc. (b)(c)	31,800	654,126
SKF A.B., Class B (c)	36,960	686,932

14	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

	Shares	Value
Common Stocks (continued)
Machinery (continued)
Terex Corp. (c)	19,500	$822,705
Wacker Neuson S.E.	8,849	224,242
Yangzijiang Shipbuilding Holdings, Ltd.	913,600	604,322

		4,755,731

Media 0.8%
APN Outdoor Group, Ltd.	66,493	310,227
Entravision Communications Corp., Class A (c)	94,500	472,500
Fairfax Media, Ltd.	442,360	245,406
Gannett Co., Inc. (c)	59,600	637,720
Lions Gate Entertainment Corp., Class B (c)	35,000	821,100
Nine Entertainment Co. Holdings, Ltd.	372,061	686,149
ProSiebenSat.1 Media S.E. (c)	23,232	589,063
SKY Network Television, Ltd.	55,091	96,528
tronc, Inc. (b)(c)	34,700	599,616

		4,458,309

Metals & Mining 1.6%
Alcoa Corp. (b)(c)	7,700	360,976
Alumina, Ltd.	382,545	791,892
Anglo American PLC (c)	31,492	699,366
ArcelorMittal (c)	23,024	672,370
Ausdrill, Ltd.	71,485	97,024
Eramet (c)	453	59,236
Evraz PLC (c)	5,965	40,007
Ferrexpo PLC	210,721	509,301
Fortescue Metals Group, Ltd.	209,863	680,799
Freeport-McMoRan, Inc. (c)	45,000	776,700
Granges A.B.	25,726	336,549
Mineral Resources, Ltd.	43,737	516,788
Rio Tinto, Ltd.	11,351	704,691
Ryerson Holding Corp. (b)(c)	10,400	115,960
Sandfire Resources NL	92,813	632,038
South32, Ltd.	270,471	728,423
United States Steel Corp. (c)	20,800	722,800
Warrior Met Coal, Inc. (c)	6,500	179,205

		8,624,125

Oil, Gas & Consumable Fuels 8.5%
Abraxas Petroleum Corp. (b)	77,200	223,108
Aker BP ASA (c)	11,182	411,835
Antero Midstream GP, L.P.	73,900	1,393,754
Beach Energy, Ltd.	494,539	646,836
♦Cheniere Energy, Inc. (b)	33,750	2,200,162
CNX Midstream Partners, L.P.	72,100	1,398,019
CONSOL Energy, Inc. (b)(c)	14,900	571,415
Delek U.S. Holdings, Inc. (c)	6,800	341,156
Denbury Resources, Inc. (b)	82,900	398,749
DNO ASA (b)	330,909	608,930

	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Enagas S.A. (c)	20,269	$592,196
♦Energy Transfer Equity, L.P.	123,300	2,126,925
♦Energy Transfer Partners, L.P.	121,800	2,319,072
EnLink Midstream LLC	85,550	1,407,298
♦Enterprise Products Partners, L.P.	80,700	2,232,969
EQT GP Holdings, L.P.	42,800	1,006,228
Gulf Keystone Petroleum, Ltd. (b)	57,989	191,152
♦Kinder Morgan, Inc.	95,050	1,679,533
Magellan Midstream Partners, L.P.	18,600	1,284,888
Marathon Petroleum Corp. (c)	9,400	659,504
♦MPLX, L.P.	58,200	1,986,948
NGL Energy Partners, L.P.	61,400	767,500
♦Noble Midstream Partners, L.P.	33,450	1,707,957
OMV A.G.	12,921	731,980
ONEOK, Inc.	18,750	1,309,313
Par Pacific Holdings, Inc. (b)(c)	34,900	606,562
PBF Energy, Inc., Class A (c)	6,600	276,738
Peabody Energy Corp. (c)	14,200	645,816
Phillips 66 Partners, L.P.	21,250	1,085,025
Plains All American Pipeline, L.P.	40,550	958,602
Plains GP Holdings, L.P., Class A (b)	63,650	1,521,871
SemGroup Corp., Class A	41,250	1,047,750
Shell Midstream Partners, L.P.	48,700	1,080,166
Ship Finance International, Ltd. (c)	37,000	553,150
Talos Energy, Inc. (b)(c)	8,000	257,040
♦Targa Resources Corp.	40,500	2,004,345
Valero Energy Partners, L.P.	25,650	976,496
W&T Offshore, Inc. (b)(c)	101,300	724,295
Western Gas Equity Partners, L.P.	32,850	1,174,388
Whitehaven Coal, Ltd.	157,024	674,716
♦Williams Cos., Inc.	58,750	1,592,712
Williams Partners, L.P.	36,800	1,493,712
Woodside Petroleum, Ltd.	10,761	283,188

		45,153,999

Paper & Forest Products 0.3%
Altri SGPS S.A.	8,445	85,242
Domtar Corp. (c)	16,000	763,840
Ence Energia y Celulosa S.A.	79,028	700,243

		1,549,325

Personal Products 0.2%
Best World International, Ltd.	161,200	146,729
Nu Skin Enterprises, Inc., Class A (c)	9,300	727,167

		873,896

Pharmaceuticals 1.0%
Akorn, Inc. (b)(c)	56,400	935,676
Amphastar Pharmaceuticals, Inc. (b)(c)	34,900	532,574
ANI Pharmaceuticals, Inc. (b)(c)	10,200	681,360
Catalent, Inc. (b)(c)	2,700	113,103
Depomed, Inc. (b)(c)	42,000	280,140

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	15

Consolidated Portfolio of Investments June 30, 2018 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Pharmaceuticals (continued)
H. Lundbeck A/S (c)	5,337	$374,743
Horizon Pharma PLC (b)(c)	38,900	644,184
Lannett Co., Inc. (b)(c)	38,500	523,600
Pacira Pharmaceuticals, Inc. (b)(c)	19,300	618,565
Phibro Animal Health Corp., Class A (c)	13,900	640,095

		5,344,040

Professional Services 0.2%
Barrett Business Services, Inc. (c)	7,500	724,275
ManpowerGroup, Inc. (c)	3,300	283,998

		1,008,273

Road & Rail 0.2%
Ryder System, Inc. (c)	11,400	819,204

Semiconductors & Semiconductor Equipment 0.8%
Advanced Energy Industries, Inc. (b)(c)	10,100	586,709
First Solar, Inc. (b)(c)	12,500	658,250
Siltronic A.G. (c)	3,060	437,514
STMicroelectronics N.V. (c)	32,846	729,836
Synaptics, Inc. (b)(c)	14,700	740,439
Ultra Clean Holdings, Inc. (b)(c)	36,600	607,560
Xperi Corp. (c)	32,600	524,860

		4,285,168

Software 0.5%
CyberArk Software, Ltd. (b)(c)	10,400	654,784
Dell Technologies, Inc., Class V (b)(c)	9,100	769,678
Glu Mobile, Inc. (b)(c)	72,200	462,802
Nuance Communications, Inc. (b)(c)	55,600	772,006

		2,659,270

Specialty Retail 1.1%
Ascena Retail Group, Inc. (b)	119,500	476,207
Barnes & Noble, Inc. (c)	23,600	149,860
Bed Bath & Beyond, Inc. (c)	5,800	115,565
CECONOMY A.G. (c)	21,247	176,630
Dick’s Sporting Goods, Inc. (c)	15,000	528,750
Express, Inc. (b)(c)	10,000	91,500
Foot Locker, Inc. (c)	13,900	731,835
GameStop Corp., Class A (c)	47,500	692,075
Gap, Inc. (c)	10,100	327,139
Genesco, Inc. (b)(c)	800	31,760
L Brands, Inc. (c)	6,200	228,656
Matas A/S	17,018	138,088
Michaels Cos., Inc. (b)(c)	30,900	592,353
Murphy USA, Inc. (b)(c)	1,300	96,577
Pets at Home Group PLC	268,523	458,645
Signet Jewelers, Ltd. (c)	10,400	579,800
Tailored Brands, Inc. (c)	20,600	525,712

		5,941,152

	Shares	Value
Technology Hardware, Storage & Peripherals 0.2%
Immersion Corp. (b)(c)	22,600	$348,944
Western Digital Corp. (c)	9,100	704,431

		1,053,375

Textiles, Apparel & Luxury Goods 0.6%
Crocs, Inc. (b)(c)	35,600	626,916
Fossil Group, Inc. (b)(c)	22,700	609,949
Michael Kors Holdings, Ltd. (b)(c)	8,900	592,740
Pandora A/S (c)	5,236	365,941
Ralph Lauren Corp. (c)	1,800	226,296
Skechers U.S.A., Inc., Class A (b)(c)	17,200	516,172
Tapestry, Inc. (c)	3,800	177,498

		3,115,512

Thrifts & Mortgage Finance 0.4%
Deutsche Pfandbriefbank A.G. (c)(d)	41,302	578,876
Genworth Mortgage Insurance Australia, Ltd.	98,848	187,873
New York Community Bancorp, Inc. (c)	65,900	727,536
OneSavings Bank PLC (c)	117,811	638,242

		2,132,527

Trading Companies & Distributors 0.2%
AerCap Holdings N.V. (b)	14,100	763,515
H&E Equipment Services, Inc. (c)	1,800	67,698
Ramirent OYJ	11,113	117,939
WESCO International, Inc. (b)(c)	5,400	308,340

		1,257,492

Wireless Telecommunication Services 0.0%‡
Millicom International Cellular S.A.	610	35,881

Total Common Stocks (Cost $154,383,111)		155,814,119

Exchange-Traded Funds 0.1%
iShares MSCI Brazil ETF	12,862	412,227

Total Exchange-Traded Funds (Cost $461,817)		412,227

Preferred Stocks 0.1%
Auto Components 0.1%
Schaeffler A.G. (c) 4.91%	49,060	637,953

Total Preferred Stocks (Cost $788,004)		637,953

16	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

	Number of Rights	Value
Rights 0.0%‡
Engineering & Construction 0.0%‡
Sacyr S.A. (b)	126,936	$7,249
ACS Actividades de Construccion y Servicios S.A. (b)	18,304	18,853

Total Rights (Cost $27,473)		26,102

	Principal Amount
Short-Term Investments 80.8%
Repurchase Agreements 30.5%
Fixed Income Clearing Corp. 0.94%, dated 6/29/18 due 7/2/18 Proceeds at Maturity $155,982,906 (Collateralized by United States Treasury Notes with rates between 1.25% and 8.125% and maturity dates between 3/31/18 and 8/15/21, with a Principal Amount of $158,675,000 and a Market Value of $159,105,394)	$155,970,688	155,970,688
State Street Bank and Trust Co. 0.05%, dated 6/29/18 due 7/2/18 Proceeds at Maturity $6,364,588 (Collateralized by a Federal National Mortgage Association security with a rate of 4.50% and a maturity date of 9/1/44, with a Principal Amount of $9,920,000 and a Market Value of $6,495,212) (g)	6,364,561	6,364,561

Total Repurchase Agreement (Cost $162,335,249)		162,335,249

U.S. Governments 50.3%
United States Treasury Bills (h) 1.818%, due 7/19/18 (c)(g)(i)	42,000,000	41,962,515
1.828%, due 7/26/18	48,700,000	48,639,125
1.90%, due 8/23/18 (g)	50,200,000	50,062,151
1.916%, due 9/13/18	15,000,000	14,942,817
2.03%, due 11/29/18	85,000,000	84,281,927
2.24%, due 4/25/19 (g)(i)	28,636,000	28,115,075

Total U.S. Governments (Cost $268,003,082)		268,003,610

Total Short-Term Investments (Cost $430,338,331)		430,338,859

Total Investments, Before Investments Sold Short (Cost $591,521,636)	111.2%	592,606,986

	Shares	Value
Investments Sold Short (26.6%) Common Stocks Sold Short (22.9%)
Aerospace & Defense (0.4%)
Axon Enterprise, Inc. (b)	(9,800)	$(619,164)
Cobham PLC (b)	(24,027)	(40,762)
∎ HEICO Corp.	(14,750)	(1,024,803)
Ultra Electronics Holdings PLC	(21,320)	(462,915)

		(2,147,644)

Airlines (0.2%)
Air France-KLM (b)	(74,986)	(611,422)
Norwegian Air Shuttle ASA (b)	(20,829)	(632,664)

		(1,244,086)

Auto Components (0.1%)
Dorman Products, Inc. (b)	(1,500)	(102,465)
Motorcar Parts of America, Inc. (b)	(15,200)	(284,392)
Nokian Renkaat OYJ	(5,943)	(234,244)

		(621,101)

Banks (0.7%)
Bankia S.A.	(199,952)	(745,536)
BOK Financial Corp.	(1,200)	(112,812)
Commerzbank A.G. (b)	(71,964)	(689,521)
Liberbank S.A. (b)	(990,494)	(504,598)
Live Oak Bancshares, Inc.	(22,400)	(686,560)
Metro Bank PLC (b)	(8,755)	(372,317)
Webster Financial Corp.	(11,800)	(751,660)

		(3,863,004)

Beverages (0.2%)
Davide Campari-Milano S.p.A	(102,417)	(841,701)

Biotechnology (0.3%)
Basilea Pharmaceutica A.G., Registered (b)	(2,145)	(142,832)
DBV Technologies S.A. (b)	(11,947)	(462,031)
Genmab A/S (b)	(3,363)	(518,688)
Innate Pharma S.A. (b)	(3,036)	(16,515)
Pharma Mar S.A. (b)	(10,627)	(18,828)
Vitrolife A.B.	(2,624)	(38,431)
Zealand Pharma A/S (b)	(13,221)	(173,927)

		(1,371,252)

Building Products (0.3%)
AAON, Inc.	(12,400)	(412,300)
Allegion PLC	(7,300)	(564,728)
Caesarstone, Ltd.	(19,900)	(300,490)
Tarkett S.A.	(19,336)	(554,075)

		(1,831,593)

Capital Markets (0.1%)
MarketAxess Holdings, Inc.	(3,500)	(692,510)
Tamburi Investment Partners S.p.A.	(13,694)	(94,259)

		(786,769)

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	17

Consolidated Portfolio of Investments June 30, 2018 (Unaudited) (continued)

	Shares	Value
Common Stocks Sold Short (continued)
Chemicals (0.7%)
Akzo Nobel N.V.	(8,624)	$(734,856)
Albemarle Corp.	(8,200)	(773,506)
Chr. Hansen Holding A/S	(7,929)	(731,561)
Intrepid Potash, Inc. (b)	(14,900)	(61,090)
Orica, Ltd.	(54,238)	(713,897)
Sirius Minerals PLC (b)	(1,424,827)	(621,369)

		(3,636,279)

Commercial Services & Supplies (0.3%)
Caverion OYJ (b)	(31,864)	(226,405)
Clean TeQ Holdings, Ltd. (b)	(673,629)	(400,871)
Fila S.p.A	(7,235)	(147,948)
Multi-Color Corp.	(4,000)	(258,600)
Nl Industries, Inc. (b)	(3,000)	(26,100)
Serco Group PLC (b)	(358,293)	(466,793)
Team, Inc. (b)	(9,800)	(226,380)

		(1,753,097)

Communications Equipment (0.3%)
Acacia Communications, Inc. (b)	(19,700)	(685,757)
Applied Optoelectronics, Inc. (b)	(13,400)	(601,660)
Arista Networks, Inc. (b)	(1,700)	(437,733)

		(1,725,150)

Construction & Engineering (0.3%)
Ameresco, Inc., Class A (b)	(11,300)	(135,600)
Argan, Inc.	(12,900)	(528,255)
Burkhalter Holding A.G.	(738)	(62,482)
NV5 Global, Inc. (b)	(10,000)	(693,000)
Valmont Industries, Inc.	(1,000)	(150,750)

		(1,570,087)

Construction Materials (0.1%)
Fletcher Building, Ltd. (b)	(167,506)	(787,937)

Consumer Finance (0.3%)
Axactor A.B. (b)	(25,978)	(77,399)
Navient Corp.	(53,900)	(702,317)
Provident Financial PLC (b)	(74,484)	(589,466)

		(1,369,182)

Distributors (0.1%)
Funko, Inc. Class A (b)	(21,300)	(267,315)

Diversified Consumer Services (0.1%)
InvoCare, Ltd.	(34,533)	(351,762)

Diversified Financial Services (0.3%)
Ferroglobe Representation & Warranty Insurance Trust (b)(f)(j)(k)	(13,500)	0
GRENKE A.G.	(5,399)	(615,623)

	Shares	Value
Diversified Financial Services (continued)
Hypoport A.G. (b)	(1,999)	$(370,089)
Industrivarden A.B., Class A	(3,675)	(71,168)
Wendel S.A.	(3,904)	(537,270)

		(1,594,150)

Diversified Telecommunication Services (0.4%)
Centurylink, Inc.	(29,200)	(544,288)
Globalstar, Inc. (b)	(600,200)	(294,038)
Iliad S.A.	(3,886)	(613,580)
Inmarsat PLC	(12)	(87)
TalkTalk Telecom Group PLC	(435,648)	(600,838)
Vocus Group, Ltd. (b)	(184,626)	(315,370)

		(2,368,201)

Electric Utilities (0.1%)
AusNet Services	(65,934)	(78,595)
Direct Energie S.A.	(5,203)	(255,348)

		(333,943)

Electrical Equipment (0.7%)
Babcock & Wilcox Enterprises, Inc. (b)	(137,900)	(328,202)
Energous Corp. (b)	(18,500)	(274,355)
Nordex S.E. (b)	(51,996)	(528,241)
Osram Licht A.G.	(1,571)	(64,167)
Plug Power, Inc. (b)	(349,400)	(705,788)
SGL Carbon S.E. (b)	(1,127)	(12,109)
Siemens Gamesa Renewable Energy S.A.	(49,617)	(663,785)
Sunrun, Inc. (b)	(52,500)	(690,375)
Vivint Solar, Inc. (b)	(78,500)	(388,575)

		(3,655,597)

Electronic Equipment, Instruments & Components (0.5%)
Basler A.G.	(923)	(178,196)
Cognex Corp.	(16,500)	(736,065)
Fitbit, Inc., Class A (b)	(110,200)	(719,606)
IPG Photonics Corp. (b)	(3,000)	(661,890)
Isra Vision A.G.	(3,048)	(187,109)
Kudelski S.A. (b)	(25,743)	(241,368)

		(2,724,234)

Energy Equipment & Services (0.7%)
Forum Energy Technologies, Inc. (b)	(48,500)	(598,975)
Frank’s International N.V. (b)	(87,800)	(684,840)
Fugro N.V. (b)	(6,731)	(97,409)
NCS Multistage Holdings, Inc. (b)	(27,200)	(395,216)
SEACOR Marine Holdings, Inc. (b)	(5,100)	(117,759)
Solaris Oilfield Infrastructure, Inc., Class A (b)	(44,200)	(631,618)
Tecnicas Reunidas S.A.	(14,387)	(463,163)
Weatherford International PLC (b)	(207,100)	(681,359)

		(3,670,339)

Food & Staples Retailing (0.2%)
Rite Aid Corp. (b)	(487,400)	(843,202)

18	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

	Shares	Value
Common Stocks Sold Short (continued)
Food Products (0.5%)
a2 Milk Co., Ltd. (b)	(61,789)	$(478,564)
Aryzta A.G. (b)	(25,644)	(385,188)
Australian Agricultural Co., Ltd. (b)	(172,065)	(160,398)
B&G Foods, Inc.	(22,700)	(678,730)
Freshpet, Inc. (b)	(28,200)	(774,090)

		(2,476,970)

Health Care Equipment & Supplies (0.6%)
ABIOMED, Inc. (b)	(800)	(327,240)
DexCom, Inc. (b)	(8,300)	(788,334)
Fisher & Paykel Healthcare Corp., Ltd.	(24,515)	(247,098)
Ion Beam Applications (b)	(18,691)	(497,345)
Nanosonics, Ltd. (b)	(270,236)	(634,130)
Sientra, Inc. (b)	(19,400)	(378,494)
ViewRay Inc. (b)	(71,800)	(496,856)

		(3,369,497)

Health Care Providers & Services (1.0%)
Acadia Healthcare Co., Inc. (b)	(19,500)	(797,745)
Brookdale Senior Living, Inc. (b)	(95,400)	(867,186)
Healthscope, Ltd.	(431,535)	(705,792)
Henry Schein, Inc. (b)	(10,100)	(733,664)
Patterson Cos., Inc.	(2,500)	(56,675)
PetIQ, Inc. (b)	(32,000)	(859,520)
Premier, Inc., Class A (b)	(23,400)	(851,292)
Surgery Partners, Inc. (b)	(38,200)	(569,180)

		(5,441,054)

Health Care Technology (0.1%)
Veeva Systems, Inc., Class A (b)	(9,500)	(730,170)

Hotels, Restaurants & Leisure (0.6%)
Domino’s Pizza Enterprises, Ltd.	(19,308)	(745,720)
Dunkin’ Brands Group, Inc.	(12,000)	(828,840)
Elior Group S.A. (d)	(19,810)	(285,315)
Merlin Entertainments PLC (d)	(153,287)	(782,106)
Tabcorp Holdings, Ltd.	(234,766)	(777,065)

		(3,419,046)

Household Durables (0.9%)
De’Longhi S.p.A.	(8,114)	(229,623)
GoPro, Inc., Class A (b)	(113,800)	(732,872)
iRobot Corp. (b)	(9,900)	(750,123)
LGI Homes, Inc. (b)	(10,500)	(606,165)
Neinor Homes S.A. (b)(d)	(22,813)	(426,473)
Newell Brands, Inc.	(28,400)	(732,436)
Tempur Sealy International, Inc. (b)	(9,900)	(475,695)
Universal Electronics, Inc. (b)	(18,700)	(618,035)

		(4,571,422)

Household Products (0.1%)
Spectrum Brands Holdings, Inc.	(9,400)	(767,228)

	Shares	Value
Independent Power & Renewable Electricity Producers (0.1%)
Scatec Solar ASA (d)	(21,451)	$(144,937)
Terraform Power, Inc., Class A	(15,800)	(184,860)

		(329,797)

Insurance (0.9%)
Ambac Financial Group, Inc. (b)	(28,500)	(565,725)
Aspen Insurance Holdings, Ltd.	(7,800)	(317,460)
Gjensidige Forsikring ASA	(48,413)	(792,837)
MBIA, Inc. (b)	(74,000)	(668,960)
Medibank Pvt, Ltd.	(35,644)	(77,173)
RenaissanceRe Holdings, Ltd.	(5,800)	(697,856)
Trupanion, Inc. (b)	(2,400)	(92,640)
Validus Holdings, Ltd.	(11,500)	(777,400)
White Mountains Insurance Group, Ltd.	(800)	(725,288)

		(4,715,339)

Internet & Direct Marketing Retail (0.6%)
Ocado Group PLC (b)	(55,088)	(746,639)
On the Beach Group PLC (d)	(41,950)	(277,772)
Webjet, Ltd.	(66,920)	(668,439)
Zalando S.E. (b)(d)	(14,181)	(792,051)
zooplus A.G. (b)	(2,761)	(515,011)

		(2,999,912)

Internet Software & Services (0.7%)
Benefitfocus, Inc. (b)	(6,900)	(231,840)
Cardlytics, Inc. (b)	(8,200)	(178,432)
Cloudera, Inc. (b)	(38,300)	(522,412)
Match Group, Inc. (b)	(16,500)	(639,210)
TrueCar, Inc. (b)	(65,400)	(659,886)
Yext, Inc. (b)	(12,700)	(245,618)
∎ Zillow Group, Inc.
Class A (b)	(4,400)	(262,900)
Class C (b)	(13,000)	(767,780)

		(3,508,078)

IT Services (0.3%)
Amadeus IT Group S.A.	(1,854)	(146,079)
Global Payments, Inc.	(2,600)	(289,874)
Square, Inc., Class A (b)	(5,400)	(332,856)
Switch, Inc., Class A	(60,400)	(735,068)

		(1,503,877)

Leisure Products (0.1%)
Mattel, Inc. (b)	(48,500)	(796,370)

Life Sciences Tools & Services (0.5%)
Accelerate Diagnostics, Inc. (b)	(32,100)	(715,830)
Codexis, Inc. (b)	(35,300)	(508,320)
Evotec A.G. (b)	(32,653)	(561,471)
Genfit (b)	(22,374)	(614,292)
Quanterix Corp. (b)	(4,200)	(60,312)

		(2,460,225)

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	19

Consolidated Portfolio of Investments June 30, 2018 (Unaudited) (continued)

	Shares	Value
Common Stocks Sold Short (continued)
Machinery (0.8%)
Aumann A.G. (d)	(3,864)	$(239,108)
CIRCOR International, Inc. (b)	(8,000)	(295,680)
Energy Recovery, Inc. (b)	(56,900)	(459,752)
KION Group A.G.	(9,386)	(674,454)
Middleby Corp. (b)	(7,800)	(814,476)
Sembcorp Marine, Ltd.	(410,900)	(614,107)
SLM Solutions Group A.G. (b)	(9,212)	(351,632)
Wabted Corp.	(7,800)	(768,924)

		(4,218,133)

Marine (0.0%)‡
Costamare, Inc.	(7,000)	(55,860)

Media (1.4%)
Altice U.S.A., Inc.	(33,785)	(576,372)
Discovery, Inc., Class A (b)	(36,800)	(1,012,000)
Entercom Communications Corp., Class A	(95,700)	(722,535)
GCI Liberty, Inc. (b)	(18,400)	(829,472)
HT&E, Ltd.	(192,068)	(358,320)
∎ Liberty Broadband Corp. Class A (b)	(11,300)	(854,732)
Class C (b)	(3,600)	(272,592)
Liberty Media Corp-Liberty Formula One Class A (b)	(400)	(14,124)
Class C (b)	(24,600)	(913,398)
Schibsted ASA, Class B	(13,813)	(389,708)
SES S.A.	(42,099)	(770,476)
Solocal Group (b)	(432,902)	(552,507)
Technicolor S.A., Registered (b)	(241,115)	(296,392)

		(7,562,628)

Metals & Mining (1.2%)
Acacia Mining PLC (b)	(150,807)	(249,725)
BlueScope Steel, Ltd.	(1,660)	(21,160)
Constellium N.V. (b)	(28,200)	(290,460)
Fresnillo PLC	(44,107)	(664,962)
Galaxy Resources, Ltd. (b)	(143,743)	(323,976)
Kidman Resources, Ltd. (b)	(127,328)	(175,672)
Lynas Corp., Ltd. (b)	(332,260)	(577,762)
Newcrest Mining, Ltd.	(25,625)	(415,378)
Norsk Hydro ASA	(41,334)	(247,462)
Orocobre, Ltd. (b)	(95,147)	(365,423)
Petra Diamonds, Ltd. (b)	(432,693)	(319,337)
Pilbara Minerals, Ltd. (b)	(775,542)	(495,916)
Royal Gold, Inc.	(9,000)	(835,560)
Syrah Resources, Ltd. (b)	(159,110)	(342,150)
thyssenkrupp A.G.	(28,865)	(702,281)
Tubacex S.A. (b)	(36,129)	(119,908)

		(6,147,132)

	Shares	Value
Oil, Gas & Consumable Fuels (1.4%)
Centennial Resource Development, Inc., Class A (b)	(47,500)	$(857,850)
Cheniere Energy, Inc. (b)	(2,400)	(156,456)
Dorian LPG, Ltd. (b)	(23,600)	(180,304)
Earthstone Energy, Inc., Class A (b)	(24,600)	(217,710)
Euronav N.V.	(33,636)	(308,630)
Frontline, Ltd. (b)	(119,334)	(695,726)
GasLog, Ltd.	(18,300)	(349,530)
Golar LNG, Ltd.	(23,800)	(701,148)
International Seaways, Inc. (b)	(32,400)	(749,736)
Kosmos Energy, Ltd. (b)	(99,000)	(818,730)
Nostrum Oil & Gas PLC (b)	(19,221)	(48,970)
Parsley Energy, Inc., Class A (b)	(17,100)	(517,788)
Ring Energy, Inc. (b)	(51,900)	(654,978)
Scorpio Tankers, Inc.	(209,100)	(587,571)
Tellurian, Inc. (b)	(44,100)	(366,912)
World Fuel Services Corp.	(10,500)	(214,305)

		(7,426,344)

Personal Products (0.1%)
e.l.f. Beauty, Inc. (b)	(16,300)	(248,412)
Revlon, Inc., Class A (b)	(8,500)	(149,175)

		(397,587)

Pharmaceuticals (1.0%)
Aclaris Therapeutics, Inc. (b)	(37,300)	(744,881)
Aerie Pharmaceuticals, Inc. (b)	(11,500)	(776,825)
Akcea Therapeutics, Inc. (b)	(14,500)	(343,795)
ALK-Abello A/S (b)	(3,090)	(515,899)
COSMO Pharmaceuticals N.V. (b)	(1,254)	(141,185)
Dova Pharmaceuticals, Inc. (b)	(24,800)	(742,016)
Kala Pharmaceuticals, Inc. (b)	(17,900)	(245,767)
Odonate Therapeutics, Inc. (b)	(6,400)	(141,312)
Optinose, Inc. (b)	(7,500)	(209,850)
Sienna Biopharmaceuticals, Inc. (b)	(4,900)	(74,431)
TherapeuticsMD, Inc. (b)	(52,100)	(325,104)
Theravance Biopharma, Inc. (b)	(26,600)	(603,288)
WaVe Life Sciences, Ltd. (b)	(13,400)	(512,550)

		(5,376,903)

Professional Services (0.1%)
Capita PLC (b)	(351,937)	(741,796)

Road & Rail (0.0%)‡
Europcar Groupe S.A. (d)	(18,665)	(194,201)

Semiconductors & Semiconductor Equipment (0.4%)
Aquantia Corp. (b)	(17,800)	(206,124)
Meyer Burger Technology A.G. (b)	(522,814)	(494,421)
SunPower Corp. (b)	(77,900)	(597,493)
Universal Display Corp.	(7,800)	(670,800)

		(1,968,838)

20	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

	Shares	Value
Common Stocks Sold Short (continued)
Software (0.4%)
Autodesk, Inc. (b)	(5,900)	$(773,431)
Guidewire Software, Inc. (b)	(8,100)	(719,118)
MobileIron, Inc. (b)	(24,500)	(109,025)
RIB Software S.E.	(26,599)	(617,803)
Starbreeze A.B. (b)	(65,983)	(77,338)

		(2,296,715)

Specialty Retail (1.2%)
At Home Group, Inc. (b)	(17,500)	(685,125)
Camping World Holdings, Inc.	(33,400)	(834,332)
CarMax, Inc. (b)	(10,900)	(794,283)
Carvana Co. (b)	(21,700)	(902,720)
Conn’s, Inc. (b)	(27,600)	(910,800)
Floor & Decor Holdings, Inc., Class A (b)	(15,700)	(774,481)
Greencross, Ltd.	(30,972)	(102,505)
Industria de Diseno Textil S.A.	(23,539)	(803,205)
MarineMax, Inc. (b)	(2,800)	(53,060)
Superdry PLC	(9,387)	(138,998)
Tile Shop Holdings, Inc.	(43,900)	(338,030)
XXL ASA (d)	(11,572)	(93,740)

		(6,431,279)

Technology Hardware, Storage & Peripherals (0.1%)
3D Systems Corp. (b)	(39,900)	(551,019)
Tobii A.B. (b)	(38,493)	(172,220)

		(723,239)

Textiles, Apparel & Luxury Goods (0.1%)
Adidas A.G.	(395)	(86,259)
Luxottica Group S.p.A	(6,948)	(447,998)

		(534,257)

Thrifts & Mortgage Finance (0.1%)
Meta Financial Group, Inc.	(3,200)	(311,680)
TFS Financial Corp.	(9,700)	(152,969)

		(464,649)

Trading Companies & Distributors (0.0%)‡
Envirostar, Inc.	(3,500)	(141,050)

Transportation Infrastructure (0.2%)
Macquarie Infrastructure Corp.	(20,400)	(860,880)
SATS, Ltd.	(53,900)	(197,342)

		(1,058,222)

Total Common Stocks Sold Short (Proceeds $119,767,095)		(122,185,443)

	Shares	Value
Exchange-Traded Funds Sold Short (3.7%)
∎ SPDR S&P 500 ETF Trust	(13,000)	$(3,526,640)
∎ United States Oil Fund, L.P. (b)	(1,073,700)	(16,169,922)

Total Exchange-Traded Funds Sold Short (Proceeds $15,886,755)		(19,696,562)

	Number of Rights
Rights Sold Short (0.0%)‡
Airlines (0.0%)‡
Norwegian Air Shutle ASA (b)(f)	(1,536)	(17,615)

Metals & Mining 0.0%‡
Petra Diamonds, Ltd. (b)(f)(k)	(270,434)	0

Total Rights Sold Short (Proceeds $58,571)		(17,615)

Total Investments Sold Short (Proceeds $135,712,421)		(141,899,620)

Total Investments, Net of Investments Sold Short (Cost $455,809,215)	84.6%	450,707,366

Other Assets, Less Liabilities	15.4	81,948,207
Net Assets	100.0%	$532,655,573

‡	Less than one-tenth of a percent.

(a)	Fixed to floating rate—Rate shown was the rate in effect as of June 30, 2018.

(b)	Non-income producing security.

(c)	Security, or a portion thereof, was maintained in a segregated account at the Portfolio’s custodian as collateral for securities Sold Short. (See Note 2(O))

(d)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(e)

All or a portion of this security was held on loan. As of June 30, 2018, the market value of securities loaned was $12,885 and the Portfolio received non-cash collateral in the amount of $13,432 (See Note 2(P)).

(f)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of June 30, 2018, the total market value of fair valued securities was $81,798, which represented less than one-tenth of a percent of the Portfolio’s net assets.

(g)	Security, or a portion thereof, was held in the MainStay VP Multi-Strategy Cayman Fund Ltd., which is a wholly-owned subsidiary of the MainStay VP Absolute Return Multi-Strategy Portfolio.

(h)	Interest rate shown represents yield to maturity.

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	21

Consolidated Portfolio of Investments June 30, 2018 (Unaudited) (continued)

(i)	Security, or a portion thereof, was maintained in a segregated account at the Portfolio’s custodian as collateral for swap contracts. (See Note 2(L))

(j)

Illiquid security—As of June 30, 2018, the total market value of the security deemed illiquid under procedures approved by the Board of Trustees was $0, which represented less than one-tenth of a percent of the Portfolio’s net assets.

(k)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(l)	As of June 30, 2018, cash in the amount of $78,067,106 was on deposit with brokers for short sale transactions.

Futures Contracts

As of June 30, 2018, the Portfolio held the following futures contracts1:

Type	Number of Contracts (Short)	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Euro Bund	(8)	September 2018	$(1,501,964)	$(1,518,633)	$(16,669)

			$(1,501,964)	$(1,518,633)	$(16,669)

1.	As of June 30, 2018, cash in the amount of $22,734 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2018.

Swap Contracts

As of June 30, 2018, the Portfolio held the following centrally cleared interest rate swap agreements1:

Notional Amount	Currency	Expiration Date	Payments made by Portfolio	Payments Received by Portfolio	Payment Frequency Paid/ Received	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
$8,000,000	USD	8/8/2019	Fixed 1.62%	3-Month USD-LIBOR	Semi-Annually/Quarterly	$(2,559)	$88,294	$85,735
4,090,000	USD	1/22/2026	3-Month USD-LIBOR	Fixed 1.83%	Quarterly/Semi-Annually	—	(304,033)	(304,033)
1,340,000	USD	2/25/2026	3-Month USD-LIBOR	Fixed 1.60%	Quarterly/Semi-Annually	—	(122,273)	(122,273)
						$(2,559)	$(338,012)	$(340,571)

As of June 30, 2018, the Portfolio held the following centrally cleared credit default swap contracts1:

Reference Entity	Termination Date	Buy/Sell Protection[2]	Notional Amount (000)[3]	(Pay)/ Receive Fixed Rate[4]	Payment Frequency Paid/ Received	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)[5]
Markit CDX North American High Yield Series 29	6/20/2023	Buy	47,665	1.00%	Quarterly/Quarterly	$(824,808)	$717,247	$(107,561)
Markit CDX North American High Yield Series 29	6/20/2023	Buy	15,000	5.00%	Quarterly/Quarterly	(810,810)	874,992	64,182
						$(1,635,618)	$1,592,239	$(43,379)

1.	As of June 30, 2018, cash in the amount of $1,670,304 was on deposit with a broker for centrally cleared swap agreements.

2.

Buy—Portfolio pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Sell—Portfolio receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

3.

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

4.

The annual fixed rate represents the interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) annually on the notional amount of the credit default swap contract.

5.	Represents the difference between the value of the credit default swap contracts at the time they were opened and the value at June 30, 2018.

22	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

Open OTC total return basket swap contracts as of June 30, 2018 were as follows1:

Swap Counterparty	Reference Obligation	Rate(s) (Paid)/ Received by the Portfolio	Termination Date	Payment Frequency Paid/ Received	Notional Amount (000)*	Unrealized Appreciation/ (Depreciation)
Bank of America Merrill Lynch	BofA ML 4x Leveraged MCXSX6L Excess Return Index	1.00%	5/31/2019	Monthly	26,553	$1
Bank of America Merrill Lynch	BofA ML Commodity Excess Return Index (MLBX7HCA)**	0.00%	5/31/2019	N/A	13,962	(1)
Bank of America Merrill Lynch	BofA ML Mean Reversion EUR Index Total Return Index	0.00%	5/31/2019	N/A	22,778	(620)
Bank of America Merrill Lynch	BofA ML MLCVDK1X Excess Return Index	0.00%	5/31/2019	N/A	8,171	5,579
Citigroup	Citi Equity Long-Short 4x Index	0.00%	3/29/2019	N/A	8,241	—
Citigroup	Citi Equity Volatility Congestion Index	0.00%	3/29/2019	N/A	5,158	—
Credit Suisse	Credit Suisse Backwardation Long/Short Excess Return Index**	0.60%	5/31/2019	Monthly	30,559	(501)
Credit Suisse	Credit Suisse Custom 24A Excess Return Index**	1.50%	5/31/2019	Monthly	14,035	(1,775)
JPMorgan Chase Bank	JPMorgan Alpha Select Backwardation ER Index**	0.68%	10/31/2018	Monthly	29,754	1,719
JPMorgan Chase Bank	JPMorgan Equity Risk Premium -Global Balanced Multi-Factor (Long/Short) 200% USD Index	0.00%	10/31/2018	N/A	8,185	—
JPMorgan Chase Bank	JPMorgan JMAB125E Index	0.00%	10/31/2018	N/A	23,525	—
Societe Generale	SGI BOSS 10% Index	0.80%	5/31/2019	Monthly	9,353	(202)
Societe Generale	SGI NYLIM Custom US Sector Reversal Index†	0.00%	5/31/2019	N/A	23,997	(675)
Societe Generale	SGI Smart Market Neutral Commodity 2 Index**	0.60%	5/31/2019	Monthly	26,282	720
					$250,553	$4,245

The following table represents the basket holdings underlying the total return swap with BofA ML 4x Leveraged MCXSX6L Excess Return Index as of June 30, 2018

BofA ML 4x Leveraged MCXSX6L Excess Return Index

Security Description	Number of Contracts	Market Value as of June 30, 2018	Percent of Basket Net Assets
Aluminum	— *	$(5,316,673)	(20.00)%
Aluminum	— *	5,408,271	20.40%
Brent Crude Oil	(17)	(10,960,588)	(41.30)%
Brent Crude Oil	17	11,000,344	41.40%
Coffee	(3)	(27,373)	(0.10)%
Copper	— *	(8,120,530)	(30.60)%
Copper	— *	8,171,344	30.80%
Corn	(258)	(7,646,745)	(28.80)%
Corn	254	7,757,734	29.20%
Cotton	282	1,945,440	7.30%
Cotton	(276)	(1,904,643)	(7.20)%
Gasoline RBOB	312	5,191,976	19.60%
Gasoline RBOB	(307)	(5,387,771)	(20.30)%
Heating Oil	(265)	(4,841,954)	(18.20)%

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	23

Consolidated Portfolio of Investments June 30, 2018 (Unaudited) (continued)

Security Description	Number of Contracts	Market Value as of June 30, 2018	Percent of Basket Net Assets
Heating Oil	267	$4,880,547	18.40%
Kansas Wheat	(44)	(1,774,470)	(6.70)%
Kansas Wheat	41	1,738,278	6.50%
Lean Hogs	9	57,913	0.20%
Live Cattle	(521)	(4,720,831)	(17.80)%
Live Cattle	502	4,697,161	17.70%
Natural Gas	(432)	(10,485,937)	(39.50)%
Natural Gas	421	10,594,778	39.90%
Nickel	— *	(4,001,703)	(15.10)%
Nickel	— *	4,026,632	15.20%
Soybean Meal	1	3,797,203	14.30%
Soybean Meal	(1)	(3,788,942)	(14.30)%
Soybean Oil	1,184	2,923,703	11.00%
Soybean Oil	(1,204)	(2,948,456)	(11.10)%
Soybeans	91	6,664,837	25.10%
Soybeans	(91)	(6,579,903)	(24.80)%
Sugar	(171)	(181,926)	(0.70)%
Wheat	(112)	(4,618,740)	(17.40)%
Wheat	106	4,488,286	16.90%
WTI Crude Oil	(18)	(10,518,426)	(39.60)%
WTI Crude Oil	18	10,455,064	39.40%
Zinc	— *	(3,206,947)	(12.10)%
Zinc	— *	3,220,905	12.10%

*	Rounds to zero.

The following table represents the basket holdings underlying the total return swap with BofA ML Commodity Excess Return Index (MLBX7HCA) as of June 30, 2018

BofA ML Commodity Excess Return Index (MLBX7HCA)

Security Description	Number of Contracts	Market Value as of June 30, 2018	Percent of Basket Net Assets
Aluminum	1	$5,414,848	38.80%
Aluminum	(1)	(5,410,506)	(38.80)%
Brent Crude Oil	31	11,176,603	80.10%
Brent Crude Oil	(31)	(11,212,054)	(80.30)%
Brent Crude Oil	— *	12,942	0.10%
Gasoline RBOB	627	5,658,628	40.50%
Gasoline RBOB	(621)	(5,665,758)	(40.60)%
Heating Oil	486	4,981,938	35.70%
Heating Oil	(488)	(4,979,527)	(35.70)%
Lean Hogs	(785)	(2,751,838)	(19.70)%
Lean Hogs	8	20,916	0.10%
Lean Hogs	1,037	2,592,823	18.60%
Live Cattle	(976)	(4,775,383)	(34.20)%
Live Cattle	4	22,180	0.20%
Live Cattle	913	4,760,302	34.10%

24	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

Security Description	Number of Contracts	Market Value as of June 30, 2018	Percent of Basket Net Assets
Natural Gas	712	$10,239,586	73.30%
Natural Gas	(758)	(10,254,244)	(73.40)%
Nickel	— *	3,908,684	28.00%
Nickel	— *	(3,908,897)	(28.00)%
Soybean Meal	3	4,095,152	29.30%
Soybean Meal	(3)	(4,099,551)	(29.40)%
Soybean Oil	2,209	3,037,907	21.80%
Soybean Oil	(2,229)	(3,039,141)	(21.80)%
Soybeans	174	7,104,222	50.90%
Soybeans	(176)	(7,096,562)	(50.80)%
Sugar	5,899	3,502,532	25.10%
Sugar	(6,218)	(3,492,384)	(25.00)%
WTI Crude Oil	33	10,566,480	75.70%
WTI Crude Oil	(33)	(10,692,549)	(76.60)%
Zinc	— *	3,141,665	22.50%
Zinc	— *	(3,145,822)	(22.50)%

*	Rounds to zero.

The following table represents the basket holdings underlying the total return swap with BofA ML Mean Reversion EUR Index Total Return Index as of June 30, 2018

BofA ML Mean Reversion EUR Index Total Return Index

Security Description	Number of Contracts	Market Value as of June 30, 2018	Percent of Basket Net Assets
NASDAQ 100 Stock Index	645	$3,891,818	17.10%
S&P 500 Index	1,115	2,595,146	11.40%

The following table represents the basket holdings underlying the total return swap with BofA ML MLCVDK1X Excess Return Index as of June 30, 2018

BofA ML MLCVDK1X Excess Return Index

Security Description	Number of Contracts		Market Value as of June 30, 2018	Percent of Basket Net Assets
Brent Crude Oil	—	*	$745,749	9.10%
Brent Crude Oil	(1)		321,373	3.90%
Brent Crude Oil	(1)		144,931	1.80%
Brent Crude Oil	—	*	45,084	0.60%
Copper	—	*	(225,144)	(2.80)%
Copper	—	*	(242,324)	(3.00)%
Copper	—	*	(214,992)	(2.60)%
Copper	—	*	(226,968)	(2.80)%
Copper	—	*	(89)	(0.00)%
Corn	(28)		(946,736)	(11.60)%
Corn	(4)		(32,239)	(0.40)%
Gold	—	*	(1,851,181)	(22.70)%
Gold	—	*	(376,947)	(4.60)%
Natural Gas	(25)		497,293	6.10%

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	25

Consolidated Portfolio of Investments June 30, 2018 (Unaudited) (continued)

Security Description	Number of Contracts	Market Value as of June 30, 2018	Percent of Basket Net Assets
Natural Gas	(28)	$(144,496)	(1.80)%
Natural Gas	(9)	(52,730)	(0.60)%
Soybeans	(16)	(1,137,458)	(13.90)%
Wheat	(5)	(135,018)	(1.70)%
Wheat	(1)	590	0.00%
WTI Crude Oil	— *	972,743	11.90%
WTI Crude Oil	(1)	554,908	6.80%
WTI Crude Oil	(1)	234,662	2.90%
WTI Crude Oil	— *	183,095	2.20%

*	Rounds to zero.

The following table represents the basket holdings underlying the total return swap with Citi Equity Long-Short 4x Index as of June 30, 2018

Citi Equity Long-Short 4x Index

Security Description	Number of Shares	Market Value as of June 30, 2018	Percent of Basket Net Assets
ACS Actividades de Construccion y Servicios SA	2,869	$116,215	1.41%
Aetna, Inc.	1,266	232,229	2.82%
Aflac, Inc.	11,069	476,169	5.78%
AGL Energy, Ltd.	6,960	115,593	1.40%
Allianz SE	1,220	252,245	3.06%
Allstate Corp.	5,424	495,081	6.01%
Amgen, Inc.	2,553	471,192	5.72%
Antero Resources Corp.	6,997	149,382	1.81%
ArcelorMittal	10,749	315,137	3.82%
Athene Holding Ltd.	5,340	234,114	2.84%
Automatic Data Processing, Inc.	3,332	446,995	5.42%
Aviva PLC	48,177	320,575	3.89%
AXA SA	3,982	97,702	1.19%
Barratt Developments PLC	13,916	94,690	1.15%
Best Buy Co., Inc.	6,912	515,502	6.25%
BlueScope Steel Ltd.	9,416	120,074	1.46%
BorgWarner, Inc.	4,401	189,947	2.30%
BP PLC	59,941	457,649	5.55%
Bristol-Myers Squibb Co.	4,691	259,580	3.15%
Cash	8,794,227	8,794,227	106.71%
Check Point Software Technolog	2,390	233,456	2.83%
Chevron Corp.	890	112,535	1.37%
Cognizant Technology Solutions Corp.	1,110	87,678	1.06%
Consolidated Edison, Inc.	6,946	541,653	6.57%
Constellation Software, Inc.	236	183,227	2.22%
Costco Wholesale Corp.	2,057	429,891	5.22%
Covestro AG	3,409	304,199	3.69%
Daito Trust Construction Co., Ltd.	1,207	196,241	2.38%
Daiwa House Industry Co., Ltd.	3,424	116,725	1.42%

26	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

Security Description	Number of Shares	Market Value as of June 30, 2018	Percent of Basket Net Assets
East West Bancorp, Inc.	2,043	$133,171	1.62%
Electronic Arts, Inc.	2,413	340,234	4.13%
Eni SpA	25,532	474,148	5.75%
Exelon Corp.	9,971	424,760	5.15%
F5 Networks, Inc.	2,858	492,839	5.98%
Facebook, Inc.	2,687	522,100	6.34%
Fairfax Financial Holdings, Ltd.	259	145,250	1.76%
FNF Group	5,269	198,211	2.41%
Fortinet, Inc.	5,762	359,712	4.36%
Hitachi Ltd.	20,091	141,768	1.72%
Honeywell International, Inc.	1,302	187,573	2.28%
Humana, Inc.	1,516	451,311	5.48%
Illumina, Inc.	456	127,306	1.54%
Ingersoll-Rand PLC	4,202	377,009	4.57%
Intel Corp.	3,351	166,571	2.02%
Intuit, Inc.	2,451	500,822	6.08%
Japan Airlines Co., Ltd.	6,288	223,004	2.71%
KDDI Corp.	10,070	275,558	3.34%
Kirin Holdings Co., Ltd.	3,458	92,499	1.12%
Koninklijke Ahold NV	18,313	438,427	5.32%
Lear Corp.	2,419	449,443	5.45%
Legal & General Group PLC	73,436	257,897	3.13%
Lincoln National Corp.	4,744	295,302	3.58%
Lululemon Athletica, Inc.	1,039	129,683	1.57%
Magna International, Inc.	1,438	83,557	1.01%
Manulife Financial Corp.	25,858	464,308	5.63%
Marsh & McLennan Cos., Inc.	1,731	141,890	1.72%
Marubeni Corp.	11,192	85,391	1.04%
Maxim Integrated Products, Inc.	4,968	291,428	3.54%
McKesson Corp.	3,471	463,030	5.62%
MetLife, Inc.	4,053	176,696	2.14%
Micron Technology, Inc.	2,376	124,623	1.51%
MSCI Daily TR Gross World USD	(3,866)	(32,980,727)	(400.18)%
NetApp, Inc.	2,576	202,300	2.45%
Newmont Mining Corp.	3,013	113,611	1.38%
Nippon Telegraph & Telephone Co.	6,848	311,364	3.78%
NVR, Inc.	98	289,729	3.52%
Occidental Petroleum Corp.	5,787	484,249	5.88%
Paychex, Inc.	7,476	510,983	6.20%
PepsiCo, Inc.	2,412	262,562	3.19%
Persimmon PLC	3,845	128,571	1.56%
Peugeot SA	10,670	243,670	2.96%
Progressive Corp. (The)	5,620	332,395	4.03%
Prudential Financial, Inc.	1,232	115,204	1.40%

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	27

Consolidated Portfolio of Investments June 30, 2018 (Unaudited) (continued)

Security Description	Number of Shares	Market Value as of June 30, 2018	Percent of Basket Net Assets
Public Storage	2,339	$530,676	6.44%
Publicis Groupe SA	1,382	95,123	1.15%
Raytheon Co.	2,377	459,271	5.57%
Repsol SA	16,537	323,699	3.93%
Roche Holding AG	532	118,117	1.43%
Ross Stores, Inc.	4,376	370,830	4.50%
Safran SA	3,582	435,156	5.28%
Sandvik AB	13,464	239,299	2.90%
Schneider Electric SE	2,758	229,991	2.79%
Sompo Holdings, Inc.	3,492	141,238	1.71%
Standard Life Aberdeen PLC	28,175	121,155	1.47%
Starbucks Corp.	8,848	432,241	5.24%
Sun Life Financial, Inc.	8,597	345,265	4.19%
Swiss Life Holding AG	967	335,983	4.08%
Taisei Corp.	4,586	252,953	3.07%
Telia Co AB	30,634	140,261	1.70%
Tesco PLC	77,728	263,425	3.20%
Texas Instruments, Inc.	3,539	390,142	4.73%
TJX Cos Inc. (The)	5,312	505,617	6.14%
Tokio Marine Holdings, Inc.	4,154	194,730	2.36%
Tokyo Electron, Ltd.	521	89,385	1.08%
Torchmark Corp.	2,064	168,022	2.04%
Ulta Beauty, Inc.	903	210,875	2.56%
Unum Group	6,498	240,371	2.92%
Veeva Systems, Inc.	3,456	265,620	3.22%
Visa, Inc.	2,045	270,887	3.29%
VMware, Inc.	1,544	226,857	2.75%
Volkswagen AG	974	161,713	1.96%
Walgreens Boots Alliance, Inc.	4,628	277,770	3.37%
Waters Corp.	2,429	470,287	5.71%
Wesfarmers, Ltd.	6,412	233,835	2.84%
Zurich Insurance Group AG	1,674	495,791	6.02%

The following table represents the basket holdings underlying the total return swap with Citi Equity Volatility Congestion Index as of June 30, 2018

Citi Equity Volatility Congestion Index

Security Description	Number of Contracts	Market Value as of June 30, 2018	Percent of Basket Net Assets
Cash (USD)	5,310,931	$5,310,931	103.00%
CBOE VIX Future Aug18	(1,200)	(19,656)	(0.40)%
CBOE VIX Future Jul18	(8,340)	(133,647)	(2.60)%

28	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

The following table represents the basket holdings underlying the total return swap with Credit Suisse Backwardation Long/Short Excess Return Index as of June 30, 2018

Credit Suisse Backwardation Long/Short Excess Return Index

Security Description	Number of Contracts	Market Value as of June 30, 2018	Percent of Basket Net Assets
Brent Crude Oil Future	11	$853,376	2.80%
Brent Crude Oil Future	4	299,809	1.00%
Brent Crude Oil Future	10	780,615	2.60%
Brent Crude Oil Future	14	1,122,075	3.70%
Cattle (Live Cattle) Future	(72)	(3,083,585)	(10.10)%
Corn Future	(170)	(3,055,875)	(10.00)%
Cotton Future	30	1,241,340	4.10%
Cotton Future	43	1,814,535	5.90%
Gasoline RBOB Future	13	1,057,571	3.50%
Gasoline RBOB Future	24	1,998,304	6.50%
Lean Hogs Future	50	1,193,262	3.90%
Lean Hogs Future	85	1,862,613	6.10%
Natural Gas Future	(105)	(3,055,875)	(10.00)%
Sugar Future	(223)	(3,055,875)	(10.00)%
Wheat Future	(122)	(3,055,875)	(10.00)%
WTI Crude Oil Future	13	873,549	2.90%
WTI Crude Oil Future	5	316,381	1.00%
WTI Crude Oil Future	11	764,359	2.50%
WTI Crude Oil Future	16	1,101,585	3.60%

The following table represents the basket holdings underlying the total return swap with Credit Suisse Custom 24A Excess Return Index as of June 30, 2018

Credit Suisse Custom 24A Excess Return Index

Security Description	Number of Contracts		Market Value as of June 30, 2018	Percent of Basket Net Assets
Brent Crude Oil Future	(157)		$(12,450,190)	(88.70)%
Brent Crude Oil Future	158		12,381,475	88.20%
Cattle (Live Cattle) Future	(125)		(5,338,254)	(38.00)%
Cattle (Live Cattle) Future	125		5,521,726	39.30%
Coffee Future	—	*	10,804	0.10%
Copper Future	—	*	30,429	0.20%
Corn Future	2		29,058	0.20%
Cotton Future	—	*	7,238	0.10%
Gasoline RBOB Future	—	*	20,474	0.10%
Gold Future	(125)		(15,679,103)	(111.70)%
Gold Future	125		15,879,530	113.10%
KC HRW Wheat Future	—	*	6,743	0.00%
Lean Hogs Future	(101)		(3,074,146)	(21.90)%
Lean Hogs Future	101		2,411,665	17.20%
Natural Gas Future	1		39,199	0.30%
Nickel Future	—	*	15,207	0.10%
Nickel Future	1		13,296	0.10%

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	29

Consolidated Portfolio of Investments June 30, 2018 (Unaudited) (continued)

Security Description	Number of Contracts		Market Value as of June 30, 2018	Percent of Basket Net Assets
Nickel Future	—	*	$15,930	0.10%
NY Harbor ULSD (Heating Oil) Future	—	*	18,400	0.10%
Primary Aluminum Future	—	*	20,204	0.10%
Soybean Future	1		25,004	0.20%
Soybean Oil Future	1		11,204	0.10%
WTI Crude Oil Future	1		39,971	0.30%
Zinc Future	—	*	12,187	0.10%
Zinc Future	—	*	14,398	0.10%
Zinc Future	1		17,552	0.10%

*	Rounds to zero.

The following table represents the basket holdings underlying the total return swap with JPMorgan Alpha Select Backwardation ER Index as of June 30, 2018

JPMorgan Alpha Select Backwardation ER Index

Security Description	Number of Contracts	Market Value as of June 30, 2018	Percent of Basket Net Assets
Aluminum	(24)	$(1,280,364)	(4.30)%
Aluminum	47	2,490,562	8.40%
Brent Crude Oil	(33)	(2,639,536)	(8.90)%
Coffee	(16)	(684,651)	(2.30)%
Copper CMX	(26)	(1,928,336)	(6.50)%
Corn	(102)	(1,841,494)	(6.20)%
Cotton	68	2,831,839	9.50%
Cotton	(11)	(458,677)	(1.50)%
Gold	— *	57,671	0.20%
Heating Oil	(13)	(1,166,042)	(3.90)%
KC Wheat	(18)	(427,329)	(1.40)%
Lean Hogs	8	177,826	0.60%
Lean Hogs	3	79,208	0.30%
Lean Hogs	(21)	(651,742)	(2.20)%
Lean Hogs	13	313,255	1.10%
Lean Hogs	2	52,758	0.20%
Live Cattle	8	373,305	1.30%
Live Cattle	(27)	(1,131,751)	(3.80)%
Live Cattle	14	595,669	2.00%
Live Cattle	3	130,754	0.40%
Nat Gas	(86)	(2,484,127)	(8.30)%
Natural Gas	187	4,997,824	16.80%
Nickel	(11)	(963,693)	(3.20)%
Ref Gas Blend	(14)	(1,297,486)	(4.40)%
Silver	1	41,707	0.10%
Soybean Meal	58	1,915,332	6.40%
Soybean Oil	(40)	(710,049)	(2.40)%
Soybeans	62	2,821,822	9.50%
Soybeans	(36)	(1,584,576)	(5.30)%
Sugar	(61)	(842,631)	(2.80)%

30	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

Security Description	Number of Contracts	Market Value as of June 30, 2018	Percent of Basket Net Assets
Wheat	(44)	$(1,112,288)	(3.70)%
WTI Crude Oil	74	5,125,464	17.20%
WTI Crude Oil	(35)	(2,533,054)	(8.50)%
Zinc	35	2,505,131	8.40%
Zinc	(11)	(772,299)	(2.60)%

*	Rounds to zero.

The following table represents the basket holdings underlying the total return swap with JPMorgan Equity Risk Premium—Global Balanced Multi-Factor (Long/Short) 200% USD Index as of June 30, 2018

JPMorgan Equity Risk Premium — Global Balanced Multi-Factor (Long/Short) 200% USD Index

Security Description	Number of Shares	Market Value as of June 30, 2018	Percent of Basket Net Assets
Alexion Pharmaceuticals, Inc.	125	$44,742	0.55%
Anheuser-Busch InBev SA/NV	100	44,246	0.54%
Antero Resources Corp.	21	44,936	0.55%
Apache Corp.	45	44,300	0.54%
British American Tobacco PLC	50	44,245	0.54%
Caltex Australia, Ltd.	24	44,039	0.54%
Cash	1	6,812,881	83.23%
Commonwealth Bank of Australia	53	43,725	0.53%
Concho Resources, Inc.	135	45,234	0.55%
Concho Resources, Inc.	135	44,712	0.55%
ConocoPhillips	69	43,737	0.53%
Crown Castle International Corp.	108	45,513	0.56%
Devon Energy Corp.	44	44,987	0.55%
Devon Energy Corp.	44	43,519	0.53%
Digital Realty Trust, Inc.	112	44,878	0.55%
DXC Technology Co.	82	43,527	0.53%
EDF SA	14	44,386	0.54%
Edison International	64	44,835	0.55%
Encana Corp.	13	43,993	0.54%
Epiroc AB, Class A	11	44,593	0.54%
Equinix, Inc.	428	45,280	0.55%
FirstEnergy Corp.	36	44,278	0.54%
General Electric Co.	13	43,916	0.54%
Genmab A/S	153	43,724	0.53%
Hanesbrands, Inc.	22	44,912	0.55%
Juniper Networks, Inc.	28	44,117	0.54%
Juniper Networks, Inc.	28	43,535	0.53%
Liberty Media Corp.—Liberty Capital Class A	38	47,257	0.58%
Liberty Media Corp.—Liberty Capital Class A	38	43,767	0.53%
Line Corp.	42	45,310	0.55%
Marvell Technology Group, Ltd.	21	44,519	0.54%
Monster Beverage Corp.	58	43,604	0.53%
Pacific Gas & Electric Co.	44	46,693	0.57%
Parsley Energy, Inc., Class A	30	45,501	0.56%

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	31

Consolidated Portfolio of Investments June 30, 2018 (Unaudited) (continued)

Security Description	Number of Shares	Market Value as of June 30, 2018	Percent of Basket Net Assets
Parsley Energy, Inc., Class A	30	$43,568	0.53%
Reckitt Benckiser Group PLC	83	43,592	0.53%
Regeneron Pharmaceuticals, Inc.	351	44,956	0.55%
Regeneron Pharmaceuticals, Inc.	351	47,258	0.58%
Rolls-Royce Holdings PLC	13	44,263	0.54%
Rolls-Royce Holdings PLC	13	44,103	0.54%
Sempra Energy	116	43,558	0.53%
Shire PLC	55	44,365	0.54%
Swedish Match AB	49	43,773	0.53%
Tenaris SA	18	44,071	0.54%
Vertex Pharmaceuticals, Inc.	170	45,898	0.56%
Vertex Pharmaceuticals, Inc.	170	47,494	0.58%
Wells Fargo & Co.	56	43,711	0.53%
Welltower, Inc.	62	43,842	0.54%
West Fraser Timber Co., Ltd.	69	44,915	0.55%
West Fraser Timber Co., Ltd.	69	44,483	0.54%

The following table represents the basket holdings underlying the total return swap with JPMorgan JMAB125E Index as of June 30, 2018

JPMorgan JMAB125E Index

Security Description	Number of Contracts	Market Value as of June 30, 2018	Percent of Basket Net Assets
CBOT $10Y Note Future	337	$40,462,689	172.00%
CBOT $10Y Note Future Option	(204)	(111,502)	(0.50)%
CBOT $10Y Note Future Option	(1,736)	(569,462)	(2.40)%
CBOT $10Y Note Future Option	(728)	(79,613)	(0.30)%
CBOT $10Y Note Future Option	(1,423)	(266,895)	(1.10)%
CBOT $10Y Note Future Option	(538)	(100,960)	(0.40)%
CBOT $10Y Note Future Option	(1,822)	(85,407)	(0.40)%
CBOT $10Y Note Future Option	(1,314)	(123,231)	(0.50)%
CBOT $10Y Note Future Option	(243)	(7,595)	(0.00)%

The following table represents the basket holdings underlying the total return swap with SGI BOSS 10% Index as of June 30, 2018

SGI BOSS 10% Index

Security Description	Number of Contracts	Market Value as of June 30, 2018	Percent of Basket Net Assets
SGI Bond 10Y CHF: (SFISDA10 Index)	5,752	$9,757,340	104.33%
SGI Bond 10Y EUR: (EUSA10 Index)	7,157	16,233,508	173.57%
SGI Bond 10Y GBP: (SFISDA10 Index)	(2,113)	(5,742,353)	(61.40)%
SGI Bond 10Y JPY: (JYISDA10 Index)	1,401,701	17,947,493	191.90%
SGI Bond 10Y USD: (USISDA10 Index)	(2,042)	(3,706,245)	(39.63)%
SGI Bond 3M USD: (US00003M Index)	11,342	12,948,944	138.45%
SGI Bond 6M CHF: (SF0006M Index)	(13,333)	(14,240,676)	(152.26)%
SGI Bond 6M EUR: (EUR006M Index)	(12,211)	(16,829,494)	(179.94)%
SGI Bond 6M GBP: (BP0006M Index)	3,841	6,267,033	67.01%
SGI Bond 6M JPY: (JY0006M Index)	(2,335,430)	(22,418,499)	(239.70)%

32	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

The following table represents the basket holdings underlying the total return swap with SGI Smart Market Neutral Commodity 2 Index as of June 30, 2018

SGI Smart Market Neutral Commodity 2 Index

Security Description	Number of Contracts	Market Value as of June 30, 2018	Percent of Basket Net Assets
Aluminium	(1,233)	$(2,621,746)	(9.97)%
Aluminium	1,233	2,621,746	9.97%
Brent Crude Oil	188,999	14,842,100	56.47%
Brent Crude Oil	(184,685)	(14,632,592)	(55.67)%
Cocoa	205	519,953	1.98%
Cocoa	(205)	(516,050)	(1.96)%
Coffee	653,690	775,277	2.95%
Coffee	(674,028)	(775,807)	(2.95)%
Copper	(411)	(2,724,052)	(10.36)%
Copper	411	2,727,339	10.38%
Corn	1,254,584	4,946,826	18.82%
Corn	(1,293,822)	(4,651,291)	(17.70)%
Cotton	1,996,817	1,675,329	6.37%
Cotton	(2,059,474)	(1,727,899)	(6.57)%
Feeder Cattle	848,031	1,272,894	4.84%
Feeder Cattle	(874,532)	(1,323,167)	(5.03)%
Gas Oil	(5,752)	(3,892,765)	(14.81)%
Gas Oil	5,752	3,912,898	14.89%
Gasoline	(1,650,250)	(3,549,687)	(13.51)%
Gasoline	1,689,077	3,410,246	12.97%
Heating Oil	1,430,025	3,191,815	12.14%
Heating Oil	(1,397,155)	(3,087,713)	(11.75)%
Kansas Wheat	232,140	1,187,397	4.52%
Kansas Wheat	(239,330)	(1,169,129)	(4.45)%
Lead	(205)	(495,250)	(1.88)%
Lead	205	495,198	1.88%
Lean Hogs	3,058,088	2,339,437	8.90%
Lean Hogs	(3,154,231)	(2,412,987)	(9.18)%
Live Cattle	3,279,340	3,607,274	13.72%
Live Cattle	(3,382,468)	(3,609,093)	(13.73)%
Natural Gas	(719,840)	(2,104,812)	(8.01)%
Natural Gas	736,686	2,142,282	8.15%
Soybean	339,582	2,988,322	11.37%
Soybean	(350,265)	(3,082,329)	(11.73)%
Sugar	12,676,704	1,559,235	5.93%
Sugar	(13,074,835)	(1,608,205)	(6.12)%
Wheat	634,790	3,280,597	12.48%
Wheat	(654,718)	(3,282,099)	(12.49)%
WTI Crude Oil	291,716	20,688,500	78.71%
WTI Crude Oil	(285,142)	(21,143,289)	(80.44)%
Zinc	(205)	(588,054)	(2.24)%
Zinc	205	594,012	2.26%

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	33

Consolidated Portfolio of Investments June 30, 2018 (Unaudited) (continued)

Open OTC Candriam proprietary total return swap contracts as of June 30, 2018 were as follows1:

Swap Counterparty	Reference Obligation	Description	Unrealized Appreciation/ (Depreciation)
Societe Generale Newedge UK Limited	Candriam IG Diversified Futures Index	Total return swap with Societe Generale Newedge UK Limited (“SG Newedge UK”). The swap provides exposure to the total returns of the Candriam Alternative Return Systemat program, calculated on a daily basis with a reference to a managed account owned by SG Newedge UK, a company formed under the laws of England. (Notional Amount $72,765,853)***	$(18,268)
Societe Generale Newedge UK Limited	Candriam Global Alpha Index	Total return swap with SG Newedge UK. The swap provides exposure to the returns of the exchange-traded derivatives and OTC foreign exchange forwards for the Candriam Global Alpha strategy, calculated on a daily basis with a reference to a managed account owned by SG Newedge UK, a company formed under the laws of England. (Notional Amount $91,724,980)****	1,380,188
			$1,361,920

The summaries below provide breakdown of the derivative contracts comprising the index of the above Candriam proprietary total return swaps as of June 30, 2018:

Candriam IG Diversified Futures Index

Category	% Breakdown
Physical Commodity Future	251.08%
Financial Commodity Future	131.86
Currency Future	5.11
Currency	1.08
Foreign Currency	(0.54)
Physical Index Future	(288.59)
Total	100.00%

Description	Sector	Number of Contracts	Notional Amount (000)*	Unrealized Appreciation (Depreciation)	Percent of Basket Net Assets
3-Month Euribor Mar20	Financial Commodity Future	(3,643,654)	(425,719)	$8,189	196.36%
90Day Euro Future Mar20	Financial Commodity Future	(2,563,733)	(248,733)	37,484	114.72
90Day Sterling Future Mar20	Financial Commodity Future	908,214	118,447	(31,315)	(54.63)
AUD/USD Currency Future Sep18	Currency Future	(119,223)	(8,820)	(56,692)	4.07
Australian Dollar	Foreign Currency	(95,599)	(71)	(473)	0.03
BP Currency Future Sep18	Currency Future	(23,758)	(3,145)	(17,554)	1.45
Brent Crude Future Sep18	Physical Commodity Future	58,748	4,655	88,510	(2.15)
British Pound Sterling	Foreign Currency	308,304	407	3,808	(0.19)
CAC40 10 Euro Future Jul18	Physical Index Future	294	1,825	7,032	(0.84)
Canadian Currency Future Sep18	Currency Future	(127,863)	(9,738)	(91,024)	4.49
CBOE VIX Future Jul18	Physical Index Future	8,639	138	(11,879)	(0.06)
Copper Future Sep18	Physical Commodity Future	(28,078)	(8,328)	15,389	3.84
Corn Future Dec18	Physical Commodity Future	(11,966)	(444,220)	(62,819)	204.89
Cotton No. 2 Future Dec18	Physical Commodity Future	31,102	2,610	(3,054)	(1.20)
DAX Index Future Sep18	Physical Index Future	(108)	(1,552)	(26,683)	0.72
DJIA MINI e-CBOT Sep18	Physical Index Future	4	10,482	194	(4.83)
EMINI Russell 2000 Sep18	Physical Index Future	302	498	(1,162)	(0.23)
Euro	Foreign Currency	303,150	354	3,395	(0.16)
Euro FX Currency Future Sep18	Currency Future	(6,587,519)	(7,731)	(75,157)	3.57

34	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

Description	Sector	Number of Contracts	Notional Amount (000)*	Unrealized Appreciation (Depreciation)	Percent of Basket Net Assets
Euro Stoxx 50 Sep18	Physical Index Future	648	2,566	$29,282	(1.18)%
Euro-BTP Future Sep18	Financial Commodity Future	(39,741)	(5,905)	(60,733)	2.72
Euro-Bund Future Sep18	Financial Commodity Future	120,951	22,960	11,835	(10.59)
Euro-OAT Future Sep18	Financial Commodity Future	183,155	33,054	89,625	(15.25)
EURO/JPY Future Sep18	Currency Future	3,131,772	36,612	(7,422)	(16.89)
FTSE 100 Index Future Sep18	Physical Index Future	510	5,114	38,149	(2.36)
Gasoline RBOB Future Aug18	Physical Commodity Future	19,231	4,137	90,140	(1.91)
Gold 100 OZ Future Aug18	Physical Commodity Future	(14,687)	(18,425)	(51,836)	8.50
Hang Seng Index Future Jul18	Physical Index Future	(302)	(110,713)	(17,838)	51.06
Hong Kong Dollar	Foreign Currency	(2,175,213)	(277)	(101)	0.13
Japan 10 Year Bond (OSE) Sep18	Financial Commodity Future	119,223,303	162,432	(20,150)	(74.92)
Japanese Yen	Foreign Currency	(113,080,248)	(1,021)	1,895	0.47
Japanese Yen Currency Future Sep18	Currency Future	(98,273)	(8,911)	18,477	4.11
Korea 3 Year Bond Future Sep18	Financial Commodity Future	992,663,587	96,247	1,405	(44.39)
Live Cattle Future Aug18	Physical Commodity Future	19,007	2,028	631	(0.94)
Mexican Peso Future Sep18	Currency Future	(548,600)	(273)	19,011	0.13
NASDAQ 100 E-MINI Future Sep18	Physical Index Future	346	2,442	2,160	(1.13)
Natural Gas Future Aug18	Physical Commodity Future	1,892,022	5,532	(30,272)	(2.55)
New Zealand Dollar Future Sep18	Currency Future	(133,046)	(9,007)	(27,732)	4.15
Nikkei 225 (SGX) Sep18	Physical Index Future	34,989	702,854	(2,259)	(324.18)
NY Harbor ULSD Future Aug18	Physical Commodity Future	24,311	5,372	74,799	(2.48)
Primary Aluminum Future	Physical Commodity Future	(3,542)	(7,551)	78,813	3.48
S&P500 EMINI Future Sep18	Physical Index Future	3,153	8,582	6,622	(3.96)
Silver Future Sep18	Physical Commodity Future	(427,649)	(69)	(67,309)	0.03
South African Rand Currency (CME) Future Sep18	Currency Future	(86,394)	(62)	(2,581)	0.03
South Korean Won	Foreign Currency	1,977,761,553	1,775	15,155	(0.82)
Soybean Future Nov18	Physical Commodity Future	(5,011)	(440,953)	11,771	203.38
SPI 200 Future Sep18	Physical Index Future	994	4,520	(17,595)	(2.08)
Sugar #11 (WORLD) Oct18	Physical Commodity Future	(209,004)	(2,560)	(1,084)	1.18
Topix Index Future Sep18	Physical Index Future	(69,115)	(1,080)	(3,195)	0.50
U.S. 10 Year Note (CBT) Future Sep18	Financial Commodity Future	(126,135)	(15,160)	—	6.99
U.S. 5 Year Note (CBT) Sep18	Financial Commodity Future	(221,168)	(25,128)	4,266	11.59
U.S. Long Bond (CBT) Sep18	Financial Commodity Future	11,231	1,629	27	(0.75)
United States Dollar	Currency	(2,335,142)	(2,335)	—	1.08
Wheat Future (CBT) Sep18	Physical Commodity Future	7,214	361,595	(51,933)	(166.78)
WTI Crude Future Aug18	Physical Commodity Future	(15,551)	(1,153)	(18,531)	0.53
Zinc LME Future Sep18	Physical Commodity Future	(2,462)	(7,035)	105,875	3.24
				$5,556

Net Cash and Other Receivables/Payables				(23,824)

Swaps, at Value				$(18,268)

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	35

Consolidated Portfolio of Investments June 30, 2018 (Unaudited) (continued)

Candriam Global Alpha Index

Category	% Breakdown
Financial Commodity Future	122.92%
Foreign Currency	6.83
Currency	6.30
Physical Index Future	0.17
Physical Commodity Future Option	(0.45)
Financial Commodity Option	(1.07)
Currency Option	(2.06)
Physical Index Option	(2.20)
Forward	(2.30)
Index Option	(5.23)
Currency Future	(22.91)
Total	100.00%

Description	Sector	Number of Contracts	Notional Amount (000)*	Unrealized Appreciation (Depreciation)	Percent of Basket Net Assets
3.5% Fuel Oil Swap Med 21500	Physical Commodity Future Option	(27,741)	(228)	$(7,627)	(0.45)%
90Day Euro Future Dec19	Financial Commodity Future	2,854,336	276,971	(28,543)	547.67
90Day Euro Future Dec21	Financial Commodity Future	(2,854,336)	(276,942)	28,543	(547.62)
90Day Euro Future Mar19	Financial Commodity Future	(990,457)	(96,312)	—	(190.44)
AUD/USD Euro 2PM Option Aug18P 75	Currency Option	(177,719)	(245)	71,087	(0.48)
AUD/USD Euro 2PM Option Jul18C 78	Currency Option	(101,430)	(1)	—	0.00
AUD/USD Euro 2PM Option Jul18P 75	Currency Option	(90,160)	(98)	42,375	(0.19)
AUD/USD Euro 2PM Option Sep18C 75	Currency Option	(164,715)	(107)	(19,766)	(0.21)
AUD/USD Euro 2PM Option Sep18P 72.5	Currency Option	(164,715)	(92)	31,296	(0.18)
Australian Dollar	Foreign Currency	114,916	85	569	0.17
Brazil Real Future Aug18	Currency Future	120,502	3,097	(21,690)	6.12
British Pound Currency 2PM Option Aug18P 133	Currency Option	(77,481)	(122)	63,599	(0.24)
British Pound Currency 2PM Option Jul18C 135	Currency Option	—	—	639	0.00
British Pound Currency 2PM Option Jul18C 136.5	Currency Option	(127,871)	(1)	—	0.00
British Pound Currency 2PM Option Jul18C 138	Currency Option	(102,405)	(1)	—	0.00
British Pound Currency 2PM Option Jul18P 132	Currency Option	(76,939)	(28)	61,551	(0.06)
British Pound Currency 2PM Option Sep18C 135	Currency Option	(51,473)	(38)	(11,839)	(0.08)
British Pound Currency 2PM Option Sep18C 136.5	Currency Option	(102,947)	(44)	(14,413)	(0.09)
British Pound Sterling	Foreign Currency	890,591	1,175	10,999	2.32
Canadian Currency 2PM Option Aug18P 75	Currency Option	(103,164)	(29)	26,823	(0.06)
Canadian Currency 2PM Option Jul18C 79	Currency Option	(71,954)	—	—	0.00
Canadian Currency 2PM Option Jul18P 76	Currency Option	(289,551)	(69)	136,089	(0.14)
Canadian Currency 2PM Option Jul18P 76.5	Currency Option	(100,563)	(51)	60,338	(0.10)
Canadian Currency 2PM Option Sep18C 76	Currency Option	26,875	28	3,628	0.06
Canadian Currency 2PM Option Sep18C 77.5	Currency Option	(39,878)	(17)	(2,393)	(0.03)
Canadian Currency Future Sep18	Currency Future	(162,981)	(12,413)	(114,902)	(24.54)

36	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

Description	Sector	Number of Contracts	Notional Amount (000)*	Unrealized Appreciation (Depreciation)	Percent of Basket Net Assets
CLP/USD Forward Dec18	Forward	1,239,696,485	1,908	$—	3.77%
Euro	Foreign Currency	1,253,941	1,464	14,044	2.90
Euro Currency 2PM Option Aug18P 1.155	Currency Option	(8,344,111)	(35)	35,880	(0.07)
Euro Currency 2PM Option Aug18P 1.16	Currency Option	(5,201,524)	(28)	26,528	(0.06)
Euro Currency 2PM Option Aug18P 1.17	Currency Option	(17,771,873)	(156)	120,849	(0.31)
Euro Currency 2PM Option Aug18P 1.18	Currency Option	(10,728,143)	(148)	90,116	(0.29)
Euro Currency 2PM Option Aug18P 1.19	Currency Option	(866,921)	(18)	8,322	(0.04)
Euro Currency 2PM Option Jul18C 1.18	Currency Option	7,693,920	16	8,463	0.03
Euro Currency 2PM Option Jul18C 1.19	Currency Option	(4,984,794)	(2)	(748)	0.00
Euro Currency 2PM Option Jul18C 1.195	Currency Option	(12,787,079)	(3)	(639)	(0.01)
Euro Currency 2PM Option Jul18C 1.20	Currency Option	(44,104,586)	(7)	—	(0.01)
Euro Currency 2PM Option Sep18C 1.19	Currency Option	(11,920,159)	(92)	(28,608)	(0.18)
Euro Currency 2PM Option Sep18P 1.16	Currency Option	(11,920,159)	(110)	63,177	(0.22)
Euro FX Currency Future Sep18	Currency Future	(6,827,000)	(8,013)	(93,627)	(15.84)
Euro Stoxx 50 Price EUR 2900	Index Option	(12,189)	(502)	103,704	(0.99)
Euro Stoxx 50 Price EUR 3200	Index Option	6,094	601	(106,201)	1.19
Euro Stoxx 50 Price EUR 3400	Index Option	(4,075)	(233)	120,938	(0.46)
Euro Stoxx 50 Price EUR 3500 C	Index Option	(2,870)	(27)	(8,028)	(0.05)
Euro Stoxx 50 Price EUR 3500 P	Index Option	(884)	(114)	(30,226)	(0.23)
Euro Stoxx 50 Price EUR 3550	Index Option	(3,979)	(11)	(3,589)	(0.02)
Euro Stoxx 50 Sep18	Physical Index Future	(1,032)	(4,085)	(46,226)	(8.08)
Euro Stoxx Banks Price EUR 100	Index Option	(70,697)	(12)	20,996	(0.02)
Euro Stoxx Banks Price EUR 115 (CXN8C1Y)	Index Option	70,697	70	15,483	0.14
Euro Stoxx Banks Price EUR 115 (CXQ8C1Y)	Index Option	20,373	38	5,663	0.08
Euro Stoxx Banks Price EUR 120 (CXQ8C1Y)	Index Option	(30,949)	(20)	(1,651)	(0.04)
Euro Stoxx Banks Price EUR 120 (CXU8P1Y)	Index Option	(25,791)	(336)	29,252	(0.66)
Euro-Bobl Future Sep18	Financial Commodity Future	(328,563)	(50,713)	12,630	(100.28)
Euro-Bobl Option Aug18P 130.75	Financial Commodity Option	(208,061)	(5)	419	(0.01)
Euro-Bobl Option Aug18P 131.25	Financial Commodity Option	208,061	12	(652)	0.02
Euro-Bobl Option Sep18C 131.5	Financial Commodity Option	(205,460)	(204)	9,413	(0.40)
Euro-Bobl Option Sep18P 130.75	Financial Commodity Option	(207,194)	(13)	557	(0.03)
Euro-Bobl Option Sep18P 131.5	Financial Commodity Option	(205,460)	(43)	46	(0.09)
Euro-Bobl Option Sep18P 131.75	Financial Commodity Option	207,194	62	(35)	0.12
Euro-BTP Future Sep18	Financial Commodity Future	35,544	5,281	84,013	10.44
Euro-Bund Option Aug18P 157	Financial Commodity Option	101,430	1	(920)	0.00
Euro-Bund Option Sep18P 158	Financial Commodity Option	(101,430)	(9)	2,562	(0.02)
Euro-Bund Option Sep18P 160	Financial Commodity Option	(104,030)	(33)	5,768	(0.06)
Euro-Bund Option Sep18P 161	Financial Commodity Option	104,030	58	(8,384)	0.12
Euro-OAT Future Sep18	Financial Commodity Future	(102,297)	(18,462)	(51,656)	(36.51)
FTSE 100 Index Future Sep18	Physical Index Future	100	2,511	27,298	4.97
FTSE MIB Index Option 22500	Index Option	(381)	(424)	82,095	(0.84)
FTSE MIB Index Option 23000 (FTMIBN8C)	Index Option	(22)	—	(134)	0.00
FTSE MIB Index Option 23000 (FTMIBU8C)	Index Option	(360)	(93)	2,941	(0.18)
Hong Kong Dollar	Foreign Currency	(1,864,249)	(238)	(86)	(0.47)

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	37

Consolidated Portfolio of Investments June 30, 2018 (Unaudited) (continued)

Description	Sector	Number of Contracts	Notional Amount (000)*	Unrealized Appreciation (Depreciation)	Percent of Basket Net Assets
IBEX 35 Index Future Jul18	Physical Index Future	763	8,554	$62,920	16.91%
INR/USD Standard Jul18	Currency Future	19,939	2,902	1,427	5.74
Japanese Yen	Foreign Currency	67,776,349	612	(1,136)	1.21
Japanese Yen 2PM Option Aug18C 92	Currency Option	257,909	98	(18,054)	0.19
Japanese Yen 2PM Option Aug18C 94	Currency Option	(515,818)	(62)	15,475	(0.12)
Japanese Yen 2PM Option Dec18P 86	Currency Option	(951,445)	(228)	(9,514)	(0.45)
Japanese Yen 2PM Option Dec18P 89	Currency Option	694,620	597	27,785	1.18
Japanese Yen 2PM Option Jul18C 92	Currency Option	205,894	8	(8,236)	0.02
Japanese Yen 2PM Option Jul18C 93	Currency Option	(386,863)	(4)	7,737	(0.01)
Japanese Yen 2PM Option Jul18P 89	Currency Option	(405,285)	(2)	4,053	0.00
Japanese Yen 2PM Option Sep18C 91	Currency Option	(76,939)	(79)	7,694	(0.16)
Japanese Yen 2PM Option Sep18P 87	Currency Option	(514,734)	(62)	(5,147)	(0.12)
Japanese Yen 2PM Option Sep18P 89	Currency Option	411,787	189	16,471	0.37
Japanese Yen Currency Future Sep18	Currency Future	34,677	3,144	(6,935)	6.22
MSCI Emerging Market Future Sep18	Physical Index Future	9,059	9,633	167,597	19.05
NASDAQ 100 E-MINI Future Sep18	Physical Index Future	(1,647)	(11,640)	(10,295)	(23.02)
NASDAQ 100 E-MINI Option Sep18C 6800	Physical Index Option	(2,462)	(1,055)	11,079	(2.09)
NASDAQ 100 E-MINI Option Sep18P 6450	Physical Index Option	(3,242)	(295)	29,991	(0.58)
NASDAQ 100 E-MINI Option Sep18P 6600	Physical Index Option	(1,231)	(144)	12,003	(0.29)
Norwegian Krone	Foreign Currency	97,410	12	67	0.02
NSD 100 E-MINI Week 2 Option Jul18P 6600	Physical Index Option	(2,046)	(29)	13,299	(0.06)
NSD 100 E-MINI Week 2 Option Jul18P 6800	Physical Index Option	2,046	68	(19,436)	0.13
OMX Stockholm 30 Index	Index Option	(59,384)	(152)	—	(0.30)
OMX Stockholm 30 Index 1530	Index Option	(41,005)	(189)	(84,871)	(0.37)
OMX Stockholm 30 Index 1590	Index Option	(3,728)	(3)	(20,438)	(0.01)
S&P500 E-MINI Option Dec18P 2400	Physical Index Option	(16,775)	(636)	18,452	(1.26)
S&P500 E-MINI Option Dec18P 2600	Physical Index Option	16,775	1,213	(26,840)	2.40
S&P500 E-MINI Option Jun18C 2800	Physical Index Option	(10,360)	(1)	—	0.00
S&P500 E-MINI Option Jun18P 2500	Physical Index Option	(10,360)	(1)	—	0.00
S&P500 E-MINI Option Sep18C 2750	Physical Index Option	(2,297)	(118)	(3,034)	(0.23)
S&P500 E-MINI Option Sep18C 2820	Physical Index Option	(14,564)	(280)	21,599	(0.55)
S&P500 E-MINI Week 1 Option Jul18P 2665	Physical Index Option	(13,351)	(71)	32,041	(0.14)
S&P500 E-MINI Week 3 Option Jul18P 2665	Physical Index Option	13,351	234	(33,376)	0.46
SGC/USD Forward Dec18	Forward	(4,167,974)	(3,071)	(12,995)	(6.07)
Short Euro-BTP Future Sep18	Financial Commodity Future	557,430	72,042	268,758	142.45
Singapore Dollar	Foreign Currency	7,980	6	25	0.01
South African Rand Currency (CME) Future Sep18	Currency Future	(580,837)	(419)	(18,877)	(0.83)
South Korean Won	Foreign Currency	28,259,454	25	217	0.05
Soybean Meal Option 8650 C	Index Option	1,647	129	58,841	0.25
Soybean Meal Option 8750 C	Index Option	(858)	(32)	(15,885)	(0.06)
Soybean Meal Option 8750 P	Index Option	(616)	(120)	69,973	(0.24)
Soybean Meal Option 9000 C	Index Option	(919)	(3)	(421)	(0.01)
Stoxx 600 Basic Resources Sep18	Physical Index Future	(8,192)	(4,513)	(51,063)	(8.92)

38	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

Description	Sector	Number of Contracts	Notional Amount (000)*	Unrealized Appreciation (Depreciation)	Percent of Basket Net Assets
Stoxx 600 Oil Sep18	Physical Index Future	8,149	3,293	$15,208	6.51%
Stoxx 600 TLCM Sep18	Physical Index Future	17,772	5,164	15,329	10.21
Stoxx 600 Utilities Sep18	Physical Index Future	8,149	2,740	10,888	5.42
Stoxx Europe 600 Automobiles 620	Index Option	(10,056)	(890)	24,542	(1.76)
Stoxx Europe 600 Basic Resources 500	Index Option	(12,224)	(41)	(11,307)	(0.08)
STOXX Europe 600 Health Care 720	Index Option	(13,351)	(115)	100,757	(0.23)
STOXX Europe 600 Health Care 730	Index Option	13,264	85	50,270	0.17
STOXX Europe 600 Health Care 740	Index Option	(13,307)	(42)	(27,808)	(0.08)
Stoxx Europe 600 Oil & Gas 350 (KGN8P1Y)	Index Option	(13,221)	(103)	16,820	(0.20)
Stoxx Europe 600 Oil & Gas 350 (KGQ8C1Y)	Index Option	(13,221)	(107)	(9,569)	(0.21)
Swedish Krona	Foreign Currency	783,365	87	661	0.17
Swiss Franc	Foreign Currency	217,533	220	1,586	0.43
Swiss Franc Currency Future Sep18	Currency Future	(30,342)	(3,081)	(22,453)	(6.09)
TRY/USD Future Sep18	Currency Future	15,171,111	3,197	8,192	6.32
Turkish Lira	Foreign Currency	24,107	5	(5)	0.01
U.S. 10 Year Note (CBT) Future Sep18	Financial Commodity Future	228,867	27,507	—	54.39
U.S. 2 Year Note (CBT) Future Sep18	Financial Commodity Future	1,602,069	169,682	(25,032)	335.52
U.S. 5 Year Future Option Aug18C 113	Financial Commodity Option	(526,221)	(366)	12,333	(0.72)
U.S. 5 Year Note (CBT) Future Sep18	Financial Commodity Future	(412,654)	(46,885)	9,671	(92.71)
United States Dollar	Currency	3,187,292	3,187	—	6.30
Yen Denom Nikkei Sep18	Physical Index Future	(57,650)	(11,573)	28,563	(22.88)
				$1,525,707

Net Cash and Other Receivables/Payables				(145,519)

Swaps, at Value				$1,380,188

†	As of June 30, 2018, the index did not have exposure to the usual underlying components as certain quantitative conditions were not met.
*	Notional amounts reflected as a positive value indicate a long position held by the Portfolio or Index and a negative value indicates a short position.
**	The total return swap is held in the MainStay VP Multi-Strategy Cayman Fund Ltd., which is a wholly-owned subsidiary of the MainStay VP Absolute Return Multi-Strategy Portfolio.
***

The investment portfolio of the managed account is comprised at any given time of trading positions selected by Candriam France S.A.S. that include exchange traded futures in relation to any commodity, currency, interest rate, bond or equity index traded on certain exchanges. Under the terms of the swap, the advisor has the ability to periodically adjust the notional level of the swap. The swap was effective on January 21, 2016 and has an open ended term unless terminated by one of the parties. In addition, the terms of the swap provide for a payment to the SG Newedge UK based upon 0.4% per annum accrued on the full notional level of the swap, plus a floating rate (based on LIBOR and Fed Funds) accrued on 15% of the notional of the swap.

****

The investment portfolio of the managed account is comprised at any given time of trading positions selected by Candriam France S.A.S. that include exchange traded derivatives and over the counter derivatives. Under the terms of the swap, the advisor has the ability to periodically adjust the notional level of the swap. The swap was effective on February 26, 2016 and has an open ended term unless terminated by one of the parties. In addition, the terms of the swap provide for a payment to the SG Newedge UK based upon 0.4% per annum accrued on the full notional level of the swap, plus a floating rate (based on LIBOR and Fed Funds) accrued on 15% of the notional of the swap.

The following abbreviations are used in the preceding pages:

AUD—Australian Dollar

BTP—Buoni del Tesoro Poliennali (Eurex Exchange index)

CAC—Cotation Assiste´e en Continu (French stock market index)

CHF—Swiss Franc

CMX—Carbon Mercantile Exchange

DAX—Deutscher Aktienindex Index (German stock market index)

ETF—Exchange-Traded Fund

EUR—Euro

GBP—British Pound Sterling

JPY—Japanese Yen

LIBOR—London Interbank Offered Rate

LME—London Metal Exchange

MIB—Milano Italia Borsa (Italian national stock exchange)

MLP—Master limited partnership

SPDR—Standard & Poor’s Depositary Receipt

TRY—Turkish Lira

USD—United States Dollar

VIX—CBOE Volatility Index

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	39

Consolidated Portfolio of Investments June 30, 2018 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$2,601,694	$—	$2,601,694
Common Stocks:
Aerospace & Defense	381,214	267,789	—	649,003
Airlines	—	1,804,956	—	1,804,956
Automobiles	798,598	1,455,809	—	2,254,407
Banks	3,402,299	1,398,497	—	4,800,796
Biotechnology	829,112	454,079	—	1,283,191
Building Products	792,125	275,385	—	1,067,510
Capital Markets	1,799,444	556,542	—	2,355,986
Chemicals	1,067,470	762,464	—	1,829,934
Construction & Engineering	5,652	2,555,107	—	2,560,759
Consumer Finance	819,690	113,962	—	933,652
Containers & Packaging	—	383,432	—	383,432
Diversified Consumer Services	596,398	61,324	—	657,722
Diversified Financial Services	—	1,611,133	—	1,611,133
Electrical Equipment	2,077,017	196,984	—	2,274,001
Electronic Equipment, Instruments & Components	1,379,372	339,965	—	1,719,337
Energy Equipment & Services	2,160,088	1,151,181	—	3,311,269
Food & Staples Retailing (b)	—	218,121	—	218,121
Food Products	1,033,802	1,606,679	—	2,640,481
Health Care Equipment & Supplies	2,819,809	1,112,587	—	3,932,396
Health Care Providers & Services	3,621,889	749,038	—	4,370,927
Hotels, Restaurants & Leisure	2,794,810	1,115,684	—	3,910,494
Household Durables	432,521	1,186,711	—	1,619,232
Independent Power & Renewable Electricity Producers	—	645,847	—	645,847
Insurance	1,857,946	662,641	—	2,520,587
Internet & Direct Marketing Retail	2,201,695	79,010	—	2,280,705
Internet Software & Services	3,167,165	241,784	—	3,408,949
IT Services	3,038,309	1,111,649	—	4,149,958
Machinery	2,642,724	2,113,007	—	4,755,731
Media	2,627,464	1,830,845	—	4,458,309
Metals & Mining	2,492,190	6,131,935	—	8,624,125
Oil, Gas & Consumable Fuels	41,616,153	3,537,846	—	45,153,999
Paper & Forest Products	763,840	785,485	—	1,549,325
Personal Products	727,167	146,729	—	873,896
Pharmaceuticals	4,969,297	374,743	—	5,344,040
Semiconductors & Semiconductor Equipment	3,117,818	1,167,350	—	4,285,168
Specialty Retail	5,167,789	773,363	—	5,941,152
Textiles, Apparel & Luxury Goods	2,749,571	365,941	—	3,115,512
Thrifts & Mortgage Finance	727,536	1,404,991	—	2,132,527
Trading Companies & Distributors	1,139,553	117,939	—	1,257,492
Wireless Telecommunication Services	—	35,881	—	35,881
All Other Industries	9,092,177	—	—	9,092,177

Total Common Stocks	114,909,704	40,904,415	—	155,814,119

Exchange-Traded Funds	412,227	—	—	412,227
Preferred Stocks	—	637,953	—	637,953
Rights	—	26,102	—	26,102
Affiliated Investment Companies
Exchange-Traded Fund	2,776,032	—	—	2,776,032

40	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Short-Term Investments
Repurchase Agreement	$—	$162,335,249	$—	$162,335,249
U.S. Governments	—	268,003,610	—	268,003,610

Total Short-Term Investments	—	430,338,859	—	430,338,859

Total Investments in Securities	118,097,963	474,509,023	—	592,606,986

Other Financial Instruments
Candriam Proprietary Total Return Swap Contracts (c)	—	1,380,188	—	1,380,188
Credit Default Swap Contracts (c)	—	64,182	—	64,182
Interest Rate Swap Contracts (c)	—	85,735	—	85,735
Total Return Basket Swap Contracts (c)	—	8,019	—	8,019

Total Other Financial Instruments	—	1,538,124	—	1,538,124

Total Investments in Securities and Other Financial Instruments	$118,097,963	$476,047,147	$—	$594,145,110

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks Sold Short:
Aerospace & Defense	$(1,643,967)	$(503,677)	$—	$(2,147,644)
Airlines	—	(1,244,086)	—	(1,244,086)
Auto Components	(386,857)	(234,244)	—	(621,101)
Banks	(1,551,032)	(2,311,972)	—	(3,863,004)
Beverages	—	(841,701)	—	(841,701)
Biotechnology	(38,431)	(1,332,821)	—	(1,371,252)
Building Products	(1,277,518)	(554,075)	—	(1,831,593)
Capital Markets	(692,510)	(94,259)	—	(786,769)
Chemicals	(834,596)	(2,801,683)	—	(3,636,279)
Commercial Services & Supplies	(511,080)	(1,242,017)	—	(1,753,097)
Construction & Engineering	(1,507,605)	(62,482)	—	(1,570,087)
Construction Materials	—	(787,937)	—	(787,937)
Consumer Finance	(702,317)	(666,865)	—	(1,369,182)
Diversified Consumer Services	—	(351,762)	—	(351,762)
Diversified Financial Services (d)	(71,168)	(1,522,982)	0	(1,594,150)
Diversified Telecommunication Services	(838,326)	(1,529,875)	—	(2,368,201)
Electric Utilities	—	(333,943)	—	(333,943)
Electrical Equipment	(2,387,295)	(1,268,302)	—	(3,655,597)
Electronic Equipment, Instruments & Components	(2,117,561)	(606,673)	—	(2,724,234)
Energy Equipment & Services	(3,109,767)	(560,572)	—	(3,670,339)
Food Products	(1,838,008)	(638,962)	—	(2,476,970)
Health Care Equipment & Supplies	(1,990,924)	(1,378,573)	—	(3,369,497)
Health Care Providers & Services	(4,735,262)	(705,792)	—	(5,441,054)
Hotels, Restaurants & Leisure	(1,114,155)	(2,304,891)	—	(3,419,046)
Household Durables	(3,915,326)	(656,096)	—	(4,571,422)
Independent Power & Renewable Electricity Producers	(184,860)	(144,937)	—	(329,797)
Insurance	(3,845,329)	(870,010)	—	(4,715,339)
Internet & Direct Marketing Retail	—	(2,999,912)	—	(2,999,912)
Life Sciences Tools & Services	(1,284,462)	(1,175,763)	—	(2,460,225)
Machinery	(3,013,286)	(1,204,847)	—	(4,218,133)
Media	(5,195,225)	(2,367,403)	—	(7,562,628)
Metals & Mining	(1,301,692)	(4,845,440)	—	(6,147,132)

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	41

Consolidated Portfolio of Investments June 30, 2018 (Unaudited) (continued)

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Oil, Gas & Consumable Fuels	$(6,523,106)	$(903,238)	$—	$(7,426,344)
Pharmaceuticals	(4,719,819)	(657,084)	—	(5,376,903)
Semiconductors & Semiconductor Equipment	(1,474,417)	(494,421)	—	(1,968,838)
Software	(1,601,574)	(695,141)	—	(2,296,715)
Specialty Retail	(5,534,334)	(896,945)	—	(6,431,279)
Technology Hardware, Storage & Peripherals	(551,019)	(172,220)	—	(723,239)
Textiles, Apparel & Luxury Goods	—	(534,257)	—	(534,257)
Transportation Infrastructure	(860,880)	(197,342)	—	(1,058,222)
All Other Industries	(12,136,533)	—	—	(12,136,533)

Total Common Stocks Sold Short	(79,490,241)	(42,695,202)	0	(122,185,443)

Exchange-Traded Funds Sold Short	(19,696,562)	—	—	(19,696,562)
Rights Sold Short (e)	—	(17,615)	0	(17,615)
Other Financial Instruments
Futures Contracts (c)	(16,669)	—	—	(16,669)
Credit Default Swap Contracts (c)	—	(107,561)	—	(107,561)
Interest Rate Swap Contracts (c)	—	(426,306)	—	(426,306)
Total Return Basket Swap Contracts (c)	—	(3,774)	—	(3,774)
Candriam Proprietary Total Return Swap Contracts (c)	—	(18,268)	—	(18,268)

Total Other Financial Instruments	(16,669)	(555,909)	—	(572,578)

Total Investments in Securities Sold Short and Other Financial Instruments	$(99,203,472)	$(43,268,726)	$0	$(142,472,198)

(a)	For a complete listing of investments and their industries, see the Consolidated Portfolio of Investments.

(b)	The Level 2 security valued at $99,413 is held in Food & Staples Retailing in the Common Stocks section of the Consolidated Portfolio of Investments.

(c)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Consolidated Portfolio of Investments.

(d)	The Level 3 security valued at $0 is held in Diversified Financial Services within the Common Stocks Sold Short section of the Consolidated Portfolio of Investments.

(e)	The Level 3 security valued at $0 is held in Metals & Mining within the Rights Sold Short section of the Consolidated Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of June 30, 2018, certain foreign equity securities with a market value of $1,608,436 transferred from Level 1 to Level 2 as the price of these securities were based on utilizing significant other observable inputs. As of December 31, 2017, the fair value obtained for these securities were based on utilizing quoted prices in active markets.

42	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

Consolidated Statement of Assets and Liabilities as of June 30, 2018 (Unaudited)

Assets
Investment in securities and unaffiliated investment companies before investments sold short, at value (identified cost $426,292,778) including securities on loan of $692,613	$427,495,705
Repurchase agreements, at value (identified cost $162,335,249)	162,335,249
Investment in affiliated investment companies, at value (identified cost $2,893,609)	2,776,032
Cash collateral on deposit at broker for securities sold short	78,067,106
Cash collateral on deposit at broker for swap contracts	1,670,304
Cash denominated in foreign currencies (identified cost $182,406)	179,616
Cash collateral on deposit at broker for futures contracts	22,734
Receivables:
Investment securities sold	2,666,747
Dividends and interest	264,298
Fund shares sold	95,553
Variation margin on centrally cleared swap contracts	26,173
Securities lending income	4,550
Variation margin on futures contracts	45
Unrealized appreciation on OTC swap contracts	1,388,207
Other assets	2,769

Total assets	676,995,088

Liabilities
Investments sold short (proceeds $135,712,421)	141,899,620
Due to custodian	546,118
Payables:
Manager (See Note 3)	574,682
Broker fees and charges on short sales	399,392
Investment securities purchased	177,636
Custodian	175,665
Fund shares redeemed	175,031
Professional fees	104,039
NYLIFE Distributors (See Note 3)	87,715
Dividends on investments sold short	58,029
Shareholder communication	50,036
Transfer agent (See Note 3)	1,230
Trustees	836
Accrued expenses	67,367
Unrealized depreciation on OTC swap contracts	22,042
Interest expense and fees payable	77

Total liabilities	144,339,515

Net assets	$532,655,573

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$62,827
Additional paid-in capital	614,989,687

615,052,514
Net investment loss	(2,667,468)
Accumulated net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	(75,583,564)
Net unrealized appreciation (depreciation) on investments, swap contracts and futures contracts	2,050,896
Net unrealized appreciation (depreciation) on investments sold short	(6,187,199)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(9,606)

Net assets	$532,655,573

Initial Class
Net assets applicable to outstanding shares	$107,593,324

Shares of beneficial interest outstanding	12,614,903

Net asset value per share outstanding	$8.53

Service Class
Net assets applicable to outstanding shares	$425,062,249

Shares of beneficial interest outstanding	50,212,395

Net asset value per share outstanding	$8.47

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	43

Consolidated Statement of Operations for the six months ended June 30, 2018 (Unaudited)

Investment Income (Loss)
Income
Interest	$3,122,894
Dividends (a)	2,757,896
Securities lending	17,780
Other	58

Total income	5,898,628

Expenses
Manager (See Note 3)	4,220,334
Broker fees and charges on short sales	2,546,469
Dividends on investments sold short	1,390,630
Distribution/Service—Service Class (See Note 3)	531,199
Custodian	290,790
Professional fees	110,804
Shareholder communication	69,917
Trustees	6,133
Transfer agent (See Note 3)	2,479
Interest expense	1,057
Miscellaneous	16,364

Total expenses before waiver/reimbursement	9,186,176
Expense waiver/reimbursement from Manager (See Note 3)	(685,903)

Net expenses	8,500,273

Net investment income (loss)	(2,601,645)

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	9,618,736
Affiliated investment company transactions	21,070
Investments sold short	(13,318,643)
Futures transactions	1,738,178
Swap transactions	(10,924,016)
Foreign currency forward transactions	359,384
Foreign currency transactions	(776,786)

Net realized gain (loss) on investments sold short, futures transactions, swap transactions, investments from affiliated and unaffiliated investment companies and foreign currency transactions	(13,282,077)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(14,014,874)
Affiliated investment companies	(248,014)
Investments sold short	1,928,207
Futures contracts	308,379
Swap contracts	1,183,020
Foreign currency forward contracts	666,965
Translation of other assets and liabilities in foreign currencies	(66,575)

Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	(10,242,892)

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	(23,524,969)

Net increase (decrease) in net assets resulting from operations	$(26,126,614)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $99,810.

44	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

Consolidated Statements of Changes in Net Assets

for the six months ended June 30, 2018 (Unaudited) and the year ended December 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(2,601,645)	$(6,345,641)
Net realized gain (loss) on investments sold short, futures transactions, swap transactions, written option transactions, investments from affiliated and unaffiliated investment companies and foreign currency transactions	(13,282,077)	5,706,201
Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	(10,242,892)	(2,006,779)

Net increase (decrease) in net assets resulting from operations	(26,126,614)	(2,646,219)

Dividends to shareholders:
From net investment income:
Initial Class	—	(1,598,200)
Service Class	—	(3,444,675)

Total dividends to shareholders	—	(5,042,875)

Capital share transactions:
Net proceeds from sale of shares	40,818,179	100,061,508
Net asset value of shares issued to shareholders in reinvestment of dividends	—	5,042,875
Cost of shares redeemed	(55,389,018)	(91,784,668)

Increase (decrease) in net assets derived from capital share transactions	(14,570,839)	13,319,715

Net increase (decrease) in net assets	(40,697,453)	5,630,621

Net Assets
Beginning of period	573,353,026	567,722,405

End of period	$532,655,573	$573,353,026

Net investment loss at end of period	$(2,667,468)	$(65,823)

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	45

Consolidated Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,					May 1, 2013** through December 31,
Initial Class	2018*		2017	2016		2015	2014	2013
Net asset value at beginning of period	$8.92		$9.04	$9.03		$9.82	$11.15	$10.00

Net investment income (loss) (a)	(0.03)		(0.08)	(0.10)		(0.06)	(0.08)	(0.10)
Net realized and unrealized gain (loss) on investments	(0.36)		0.16	0.03		(0.72)	(1.25)	1.25
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.10)	0.08		(0.01)	(0.00)‡	—

Total from investment operations	(0.39)		(0.02)	0.01		(0.79)	(1.33)	1.15

Less dividends:
From net investment income	—		(0.10)	—		—	—	—

Net asset value at end of period	$8.53		$8.92	$9.04		$9.03	$9.82	$11.15

Total investment return (b)	(4.37	%)(c)	(0.25%)	0.11	% (c)	(8.04%)	(11.93%)	11.50	% (c)
Ratios (to average net assets)/Supplemental Data: (d)
Net investment income (loss)	(0.73	%)††	(0.93%)	(1.11%)		(0.59%)	(0.78%)	(1.35	%)††
Net expenses (excluding short sale expenses)	1.43	% ††	1.43%	1.46%		1.47%	1.46%	1.54	% ††
Expenses (including short sales expenses, before waiver/reimbursement)	3.06	% ††	2.63%	2.63%		2.00%	2.21%	2.64	% ††
Short sale expenses	1.38	% ††	1.05%	0.95%		0.53%	0.75%	1.10	% ††
Portfolio turnover rate	174%		185%	267%		115%	113%	18%
Net assets at end of period (in 000’s)	$107,593		$149,753	$201,252		$3,051	$100,126	$88,557

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Exchange-Traded Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

46	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

Consolidated Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,							May 1, 2013** through December 31,
Service Class	2018*		2017	2016		2015		2014		2013
Net asset value at beginning of period	$8.87		$8.99	$9.00		$9.79		$11.14		$10.00

Net investment income (loss) (a)	(0.04)		(0.11)	(0.12)		(0.11)		(0.11)		(0.11)
Net realized and unrealized gain (loss) on investments	(0.36)		0.18	0.03		(0.67)		(1.24)		1.25
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.11)	0.08		(0.01)		(0.00	)‡	—

Total from investment operations	(0.40)		(0.04)	(0.01)		(0.79)		(1.35)		1.14

Less dividends:
From net investment income	—		(0.08)	—		—		—		—

Net asset value at end of period	$8.47		$8.87	$8.99		$9.00		$9.79		$11.14

Total investment return (b)	(4.51%)		(0.51%)	(0.11	%)(c)	(8.07	%)(c)	(12.12	%)(c)	11.40	% (c)
Ratios (to average net assets)/Supplemental Data: (d)
Net investment income (loss)	(0.98	%)††	(1.20%)	(1.36%)		(1.15%)		(1.04%)		(1.55	%)††
Net expenses (excluding short sales expenses)	1.68	% ††	1.68%	1.71%		1.72%		1.71%		1.79	% ††
Expenses (including short sales expenses, before waiver/reimbursement)	3.32	% ††	2.88%	2.80%		2.51%		2.48%		2.79	% ††
Short sale expenses	1.40	% ††	1.05%	0.90%		0.79%		0.77%		1.00	% ††
Portfolio turnover rate	174%		185%	267%		115%		113%		18%
Net assets at end of period (in 000’s)	$425,062		$423,600	$366,470		$330,375		$344,385		$253,022

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Exchange-Traded Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	47

Notes to Consolidated Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These consolidated financial statements and Notes relate to the MainStay VP Absolute Return Multi-Strategy Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on May 1, 2013. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek to achieve long-term growth of capital.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its consolidated financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisors or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

48	MainStay VP Absolute Return Multi-Strategy Portfolio

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2018, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Consolidated Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisors, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of June 30, 2018, securities that were fair valued in such a manner are shown in the Consolidated Portfolio of Investments.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisors conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of June 30, 2018, securities that were fair valued in such a manner are shown in the Consolidated Portfolio of Investments.

Equity securities and shares of exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisors. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisors, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery

49

Notes to Consolidated Financial Statements (Unaudited) (continued)

basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Swaps are marked to market daily based upon quotations from pricing agents, brokers or market makers. These securities are generally categorized as Level 2 in the hierarchy.

Total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, are based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and these securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or the Subadvisors might wish to sell, and these securities could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Portfolio. Under the supervision of the Board, the Manager or the Subadvisors determine the liquidity of the Portfolio’s investments; in doing so, the Manager or the Subadvisors may consider various factors, including: (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments, as shown in the Consolidated Portfolio of Investments, was determined as of June 30, 2018 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of June 30, 2018, securities deemed to be illiquid under procedures approved by the Board are shown in the Consolidated Portfolio of Investments.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the consolidated financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s consolidated financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

For U.S. tax purposes, the Cayman Subsidiary (defined in Note 2(U)) is treated as a controlled foreign corporation (“CFC”) of the Portfolio under the Internal Revenue Code. As a U.S. shareholder of a CFC, the Portfolio is required to include its share of the Cayman Subsidiary’s earnings in its taxable income. Any net loss or deficit in earnings generated by the Cayman Subsidiary cannot be deducted by the Portfolio in the period incurred, nor can such loss or deficit in earnings be carried forward to offset the Portfolio’s taxable income and the Cayman Subsidiary’s earnings in future periods. As a Cayman Islands exempted limited company, the Cayman Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at this time.

With respect to Portfolio investments in the Cayman Subsidiary, the Internal Revenue Service (“IRS”) has issued private letter rulings to regulated investment companies (but not the Portfolio) in which the IRS

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specifically concluded that income and gains earned by a regulated investment company from its investment in a wholly-owned foreign subsidiary that invests in commodity-linked instruments are qualifying gross income of a regulated investment company for purposes of compliance with Subchapter M of the Internal Revenue Code. However, the Portfolio is not able to rely on private letter rulings issued to other taxpayers. Additionally, the IRS has suspended the issuance of such private letter rulings, pending review of its position on this matter. The IRS also recently issued proposed regulations that, if finalized, would generally treat the Portfolio’s income inclusion with respect to the Cayman Subsidiary as qualifying income only if there is a distribution out of the earnings and profits of the Cayman Subsidiary that is attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final.

In connection with investments in the Cayman Subsidiary, the Portfolio has obtained an opinion of counsel that gross income derived by the Portfolio from its investment in the Cayman Subsidiary should constitute qualifying gross income of a regulated investment company under Subchapter M of the Internal Revenue Code. However, no assurances can be provided that the IRS would not be able to successfully assert that the gross income derived by the Portfolio from its investment in the Cayman Subsidiary was not qualifying gross income of a regulated investment company under Subchapter M of the Internal Revenue Code, in which case the Portfolio could fail to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code if less than 90% of its gross income was not derived from such qualifying gross income. If the Portfolio failed to qualify as a regulated investment company, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates. This would significantly adversely affect the returns to, and could cause substantial losses for, Portfolio shareholders.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Consolidated Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Consolidated Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Consolidated Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

The Portfolio may invest in master limited partnerships (“MLPs”). To comply with Subchapter M of the Internal Revenue Code, the Portfolio may invest no more than 25% of its total assets in MLPs. Distributions on a MLP are generally recorded based on the characterization reported on the Portfolio’s Form 1065, Schedule K-1, received from the MLP. The Portfolio records its pro rata share of the income and deductions, and capital gains and losses allocated from each MLP on its Consolidated Statement of Operations, as well as adjusts the cost basis of each MLP accordingly, as reported on the Portfolio’s Consolidated Portfolio of Investments.

Distributions received from investments in energy related U.S. royalty trusts and Canadian royalty trusts and exploration and production companies (collectively, “Energy Trusts”) and MLPs generally are comprised of ordinary income, capital gains and return of capital from the Energy Trusts or MLPs. The Portfolio records its investment income on the ex-date of the distributions. For purposes of the consolidated financial statements, the Portfolio uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from each Energy Trust, MLP and other industry sources. These estimates may subsequently be revised based on information received from Energy Trusts or MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end.

At the fiscal year end, the Portfolio estimates the allocation of investment income and return of capital associated with distributions received from MLPs and recorded on the Consolidated Statement of Operations.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

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Notes to Consolidated Financial Statements (Unaudited) (continued)

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Consolidated Statement of Operations. Additionally, the Portfolio may invest in ETFs or mutual funds, which are subject to management fees and other fees that may increase the costs of investing in ETFs or mutual funds costs versus the costs of owning the underlying securities directly. These indirect expenses of ETFs or mutual funds are not included in the amounts shown as expenses in the Portfolio’s Consolidated Statement of Operations or in the expense ratios included in the Consolidated Financial Highlights.

(G)  Use of Estimates.  In preparing the consolidated financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, which are deemed by the Manager or the Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisors will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAVs and may result in a loss to the Portfolio. As of June 30, 2018, open futures contracts are shown in the Consolidated Portfolio of Investments.

(J)  Foreign Currency Forward Contracts.  The Portfolio may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Portfolio is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the

52	MainStay VP Absolute Return Multi-Strategy Portfolio

proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract. The Portfolio may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Portfolio faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Portfolio’s assets. Moreover, there may be an imperfect correlation between the Portfolio’s holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Portfolio’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. As of June 30, 2018, the Portfolio did not hold any foreign currency forward contracts.

(K)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L)  Swap Contracts.  The Portfolio may enter into credit default, interest rate, equity, index and currency exchange rate swap contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Portfolio will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Portfolio receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Portfolio’s current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter (“OTC”) market and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).

Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of its original counterparty. The Portfolio will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction. As of June 30, 2018, all swap positions outstanding are shown in the Consolidated Portfolio of Investments.

Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Consolidated Statement of Assets and Liabilities.

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Notes to Consolidated Financial Statements (Unaudited) (continued)

The Portfolio bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Portfolio may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar creditworthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.

Interest Rate Swaps: An interest rate swap is an agreement between two parties where one stream of future interest payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate (most often London InterBank offered Rate (“LIBOR”)). The Portfolio will typically use interest rate swaps to limit, or manage, its exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate than it would have been able to get without the swap.

Credit Default Swaps: The Portfolio may enter into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation. The types of reference obligations underlying the swaps that may be entered into by the Portfolio include debt obligations of a single issuer of corporate or sovereign debt, a basket of obligations of different issuers or a credit index. A credit index is an equally-weighted credit default swap index that is designed to track a representative segment of the credit default swap market (e.g., investment grade, high volatility, below investment grade or emerging markets) and provides an investor with exposure to specific “baskets” of issuers of certain debt instruments. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically. Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default. Selling protection effectively adds leverage to a portfolio up to the notional amount of the swap agreement. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

Equity Swaps (Total Return Swaps): Total return swap contracts are agreements between counterparties to exchange cash flow, one based on a market-linked return of an individual asset or group of assets (such as an index), and the other on a fixed or floating rate. As a total return swap, an equity swap may be structured in different ways. For example, when the Portfolio enters into a “long” equity swap, the counterparty may agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular referenced security or securities, plus the dividends that would have been received on those securities. In return, the Portfolio will generally agree to pay the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such referenced security or securities, plus, in certain instances, commissions or trading spreads on the notional amounts. Therefore, the Portfolio’s return on the equity swap generally should equal the gain or loss on the notional amount, plus dividends on the referenced security or securities less the interest paid by the Portfolio on the notional amount. Alternatively, when the Portfolio enters into a “short” equity swap, the counterparty will generally agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Portfolio sold a particular referenced security or securities short, less the dividend expense that the Portfolio would have incurred on the referenced security or securities, as adjusted for interest payments or other economic factors. In this situation, the Portfolio will generally be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested directly in the referenced security or securities.

Equity swaps generally do not involve the delivery of securities or other referenced assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Portfolio is contractually obligated to make. If the other party to an equity swap defaults, the Portfolio’s risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive, if any. The Portfolio will segregate cash or liquid assets, enter into offsetting transactions or use other measures permitted by applicable law to “cover” the Portfolio’s current obligations. The Portfolio and New York Life Investments, however, believe these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio’s borrowing restrictions.

Equity swaps are derivatives and their value can be very volatile. The Portfolio may engage in total return swaps to gain exposure to emerging markets securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. To the extent that the Manager, or the Subadvisors do not accurately analyze and predict future market trends, the values or assets or economic factors, the Portfolio may suffer a loss, which may be substantial.

Proprietary Basket Swaps: The Portfolio may enter into total return swaps to obtain exposure to a portfolio of long and short derivative instruments without owning such securities. Under the terms of the contract, the swap is designed to function as a portfolio of direct investments in long and short derivative instruments. This means that the Portfolio has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), which are reflected in

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the swap’s market value. The market value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within the swap. Positions within the swap are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions become available for cash settlement between the Portfolio and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Consolidated Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Portfolio and the counterparty, over the life of the agreement.

(M)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Portfolio could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Portfolio is exposed to risk until the sale or exercise of each right or warrant is completed.

(N)  Options Contracts.  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swaps, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The Portfolio, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market. Writing call options involves risk of loss in excess of the related amounts reflected in the Consolidated Statement of Assets and Liabilities.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Consolidated Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

The Portfolio may purchase or write foreign currency options. Purchasing a foreign currency option gives the Portfolio the right, but not the obligation, to buy or sell a specified amount of the currency at a specified rate of exchange that may be exercised on or before the option’s expiration date. Writing a foreign currency option obligates the Portfolio to buy or sell a specified amount of foreign currency at a specified rate of exchange, and such option may be exercised on or before the option’s expiration date in exchange for an option premium. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. The risks associated with writing a foreign currency put option include the risk that the Portfolio may incur a loss if the value of the referenced foreign currency decreases and the option is exercised. The risks associated with writing a foreign currency call option include the risk that if the value of the referenced foreign currency increases, and if the option is exercised, the Portfolio must either acquire the referenced foreign currency at the then higher price for delivery or, if the Portfolio already owns the referenced foreign currency, forego the opportunity for profit with respect to such foreign currency.

(O)  Securities Sold Short.  The Portfolio may engage in sales of securities it does not own (“short sales”) as part of its investment strategies. When the Portfolio enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Consolidated Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Consolidated Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Consolidated Statement of Assets and Liabilities.

(P)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its

55

Notes to Consolidated Financial Statements (Unaudited) (continued)

custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. As of the six-month period ended June 30, 2018, the Portfolio had securities on loan with a value of $12,885 and had received non-cash collateral of $13,432. Income earned from securities lending activity is reflected in the Consolidated Statement of Operations.

(Q)  High-Yield Securities, Energy Company, and Foreign Securities Risk.  The Portfolio may invest in high-yield debt securities (commonly referred to as “junk bonds’’), which are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

The Portfolio may invest up to 25% of its total assets in securities of domestic and foreign publicly traded partnerships and/or other issuers (including U.S. and Canadian royalty trusts and Canadian energy companies) engaged in the transportation, storage, processing, refining, marketing, exploration, production or mining of crude oil, natural gas, minerals or other natural resources (“Energy Companies”). The Portfolio may be particularly vulnerable to adverse events affecting Energy Companies as a result of its focus in Energy Companies.

The Portfolio may invest as limited partners in the equity securities of MLPs. As limited partners of MLPs, holders of MLP equity securities are subject to certain risks inherent in the structure of MLPs, including (i) tax risks, (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.

The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

The Portfolio may enter into investment transactions which may represent off-balance sheet risk. Off-balance sheet risk exists when the maximum potential loss on a particular investment is greater than the value of such investment, as reflected in the Consolidated Statement of Assets and Liabilities. Off-balance sheet risk generally arises from the use of derivative financial instruments or short sales.

(R)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels or if the Portfolio fails to meet the terms of its ISDA Master Agreements. The result would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

(S)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(T)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into futures contracts in order to provide an efficient means of maintaining liquidity while remaining fully invested in the market.

56	MainStay VP Absolute Return Multi-Strategy Portfolio

The Portfolio utilizes a range of derivative instruments for a variety of different purposes. Total return swaps (“TRS”) are one form of derivative that is used. In some cases, TRS contracts are entered into so as to affect long and short exposure to individual securities or indices within a particular strategy. In other cases, TRS are used to gain exposure to the strategy itself, which may also use derivatives. For example, a TRS contract is used to generate the return available from a customized index comprised of a diversified basket of exchange-traded futures. Other examples of derivative positions into which the Portfolio may enter include interest rate swaps, credit default swaps and option contracts. These instruments are frequently used to obtain a desired return at a lower cost to the Portfolio than is available when investing directly in the underlying instrument or to hedge against credit and interest rate risks. The Portfolio may also enter into foreign currency forward contracts to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of June 30, 2018:

Asset Derivatives

	Consolidated Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total
OTC Swap Contracts	Unrealized appreciation on OTC swap contracts	$—	$1,388,207	$—	$—	$1,388,207
Centrally Cleared Swap Contracts	Net Assets—Net unrealized appreciation on investments, swap contracts and futures contracts (a)	—	—	64,182	85,735	149,917

Total Fair Value		$—	$1,388,207	$64,182	$85,735	$1,538,124

Liability Derivatives

	Consolidated Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized depreciation on investments, swap contracts and futures contracts (b)	$—	$—	$—	$(16,669)	$(16,669)
OTC Swap Contracts	Unrealized depreciation on OTC swap contracts	—	(22,042)	—	—	(22,042)
Centrally Cleared Swap Contracts	Net Assets—Net unrealized depreciation on investments, swap contracts and futures contracts (b)	—	—	(107,561)	(426,306)	(533,867)

Total Fair Value		$—	$(22,042)	$(107,561)	$(442,975)	$(572,578)

(a)

Includes cumulative appreciation (depreciation) of centrally cleared swap agreements as reported in the Consolidated Portfolio of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

(b)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Consolidated Portfolio of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The effect of derivative instruments on the Consolidated Statement of Operations for the period ended June 30, 2018:

Realized Gain (Loss)

	Consolidated Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$1,612,574	$—	$125,604	$1,738,178
Swap Contracts	Net realized gain (loss) on swap transactions	—	(9,589,826)	(220,866)	(1,113,324)	(10,924,016)
Forward Contracts	Net realized gain (loss) on foreign currency forward transactions	359,384	—	—	—	359,384

Total Realized Gain (Loss)		$359,384	$(7,977,252)	$(220,866)	$(987,720)	$(8,826,454)

57

Notes to Consolidated Financial Statements (Unaudited) (continued)

Change in Unrealized Appreciation (Depreciation)

	Consolidated Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$422,135	$—	$(113,756)	$308,379
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	—	1,613,417	(348,911)	(81,486)	1,183,020
Forward Contracts	Net change in unrealized appreciation (depreciation) on foreign currency forward contracts	666,965	—	—	—	666,965

Total Change in Unrealized Appreciation (Depreciation)		$666,965	$2,035,552	$(348,911)	$(195,242)	$2,158,364

Average Notional Amount

	Foreign Exchange Contracts Risk	Equity Contracts Risk		Credit Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts Long	$—	$21,150,766	(a)	$—	$—	$21,150,766
Futures Contracts Short	$—	$(8,531,158	)(a)	$—	$(1,545,254)	$(10,076,412)
Swap Contracts Long	$—	$550,984,318		$58,453,798	$16,340,000	$625,778,116

(a)	Positions were open four months during the reporting period.

(U)  Basis for Consolidation for the Wholly-Owned Subsidiary.  MainStay VP Multi-Strategy Cayman Fund Ltd. (the “Cayman Subsidiary”) is organized as an exempted limited company under the laws of the Cayman Islands, and is a wholly-owned and controlled subsidiary of the Portfolio. The Portfolio and the Cayman Subsidiary are both advised by the Manager, and are subject to the same investment restrictions and guidelines as well as follow the same compliance policies and procedures. The Cayman Subsidiary serves as an investment vehicle for the Portfolio to enable the Portfolio to gain exposure to the commodities markets, primarily through investing up to 25% in the aggregate of the Portfolio’s assets in the equity securities of the Cayman Subsidiary. In pursuing its investment objective, the Cayman Subsidiary is expected to invest, directly or indirectly through the use of derivatives (including total return swaps), in securities, commodities, commodity related instruments and other investments. Except where the context otherwise requires, the term “Portfolio” refers to the Portfolio together with the Cayman Subsidiary. As of June 30, 2018, net assets of the Cayman Subsidiary were $109,866,652 representing 20.6% of the Portfolio’s consolidated net assets.

Although the Cayman Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Portfolio, the investment programs of the Portfolio and the Cayman Subsidiary are not necessarily identical. The Portfolio currently conducts its commodity investment activities only through the Cayman Subsidiary, but retains the ability to invest in additional Cayman Islands subsidiary entities in the future. The Portfolio is currently the sole shareholder of the Cayman Subsidiary, and it is expected that the Portfolio will remain the sole shareholder and will continue to control the Cayman Subsidiary. As a wholly-owned subsidiary of the Portfolio, all assets, liabilities, income and expenses of the Cayman Subsidiary are consolidated in the financial statements and financial highlights of the

Portfolio, and all significant intercompany balances, revenues and expenses have been eliminated in consolidation.

(V)  Commodity Futures Trading Commission Regulation.  The Portfolio and the Cayman Subsidiary operate subject to Commodity Futures Trading Commission (“CFTC”) regulation and the Manager and Candriam France S.A.S. (“Candriam France” or “Subadvisor”) are registered with the CFTC as a commodity pool operator (“CPO”) and Commodity Trading Advisor (“CTA”), respectively, and each is a member of the National Futures Association. The Manager and Candriam France act as CPO and CTA, respectively, to the Portfolio and the Cayman Subsidiary. Accordingly, the Portfolio and the Manager will comply with certain CFTC rules regarding the disclosure, reporting and recordkeeping requirements that apply with respect to the Portfolio as a result of the Manager’s registration as a CPO. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Portfolio’s compliance with comparable SEC requirements. This means that for most of the CFTC’s disclosure and shareholder reporting applicable to the Manager as the Portfolio’s CPO, the Manager’s compliance with SEC disclosure and shareholder reporting will generally be deemed to fulfill the Manager’s CFTC compliance obligations so long as the Portfolio operates in compliance with the conditions of CFTC Regulation 4.12.

Candriam France operates the Cayman Subsidiary in accordance with an operational exemption from certain CFTC disclosure, reporting and recordkeeping provisions.

As a result of CFTC regulation with respect to the Portfolio and the Cayman Subsidiary, the Portfolio and the Cayman Subsidiary may incur additional compliance and other expenses. The CFTC has neither reviewed nor approved the Portfolio, the Cayman Subsidiary, their investment strategies, or the Portfolio’s Prospectus or Statement of Additional Information.

58	MainStay VP Absolute Return Multi-Strategy Portfolio

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Candriam France, a registered investment adviser, serves as a Subadvisor, pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Candriam France, and is responsible for the day-to-day portfolio management of a portion of the Portfolio and the Cayman Subsidiary. Cushing® Asset Management, LP (“Cushing” or “Subadvisor”), a registered investment adviser, serves as a Subadvisor, pursuant to the terms of a Subadvisory Agreement between New York Life Investments and Cushing, is responsible for the day-to-day portfolio management of a portion of the Portfolio. MacKay Shields LLC (“MacKay Shields’’ or “Subadvisor,” and together with Candriam France and Cushing, the “Subadvisors”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as a Subadvisor, pursuant to the terms of an Amended and Restated Subadvisory Agreement between New York Life Investments and MacKay Shields, and is responsible for the day-to-day portfolio management of a portion of the Portfolio. Prior to January 1, 2018, Cornerstone Capital Management Holdings LLC served as a Subadvisor to the Fund. Effective January 1, 2018, all investment personnel of Cornerstone Capital Management Holdings LLC transitioned to MacKay Shields due to an organizational restructuring. New York Life Investments pays for the services of the Subadvisors.

The Cayman Subsidiary has entered into a separate advisory agreement with New York Life Investments for the management of the Cayman Subsidiary’s portfolio pursuant to which the Cayman Subsidiary is obligated to pay New York Life Investments a management fee at the same rate that the Portfolio pays New York Life Investments for services provided to the Portfolio. New York Life Investments is contractually obligated to waive the management fee it receives from the Portfolio in an amount equal to the management fee paid to New York Life Investments by the Cayman Subsidiary. This waiver arrangement may not be terminated by New York Life Investments as long as its advisory agreement with the Cayman Subsidiary is in place.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 1.25%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the total annual operating expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed 1.46% and 1.71% for Initial Class shares and Service Class shares, respectively. This agreement will remain in effect until May 1, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the six-month period ended June 30, 2018, New York Life Investments earned fees from the Portfolio in the amount of $4,220,334 and waived its fees and/or reimbursed expenses in the amount of $685,903.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2018, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on sales	Change in Unrealized Appreciation/ Depreciation	Value, End of Period	Dividend Income	Other Distributions	Shares end of period
IQ Global Resources ETF	$2,922	$2,843	$(2,762)	$21	$(248)	$2,776	$—	$—	100

59

Notes to Consolidated Financial Statements (Unaudited) (continued)

Note 4–Federal Income Tax

As of June 30, 2018, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$463,868,565	$18,488,549	$(23,590,398)	$(5,101,849)

As of December 31, 2017, for federal income tax purposes, capital loss carryforwards of $61,274,362 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$61,274	$—

During the year ended December 31, 2017, the tax character of distributions paid as reflected in the Consolidated Statements of Changes in Net Assets was as follows:

2017
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$5,042,875	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2018, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2018, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2018, purchases and sales of securities, other than short-term securities, were $323,491 and $372,939, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2018 and the year ended December 31, 2017, were as follows:

Initial Class	Shares	Amount
Six-month period ended June 30, 2018:
Shares sold	164,500	$1,410,781
Shares redeemed	(4,332,603)	(37,158,618)

Net increase (decrease)	(4,168,103)	$(35,747,837)

Year ended December 31, 2017:
Shares sold	695,276	$6,255,899
Shares issued to shareholders in reinvestment of dividends and distributions	178,925	1,598,200
Shares redeemed	(6,351,526)	(56,782,439)

Net increase (decrease)	(5,477,325)	$(48,928,340)

Service Class	Shares	Amount
Six-month period ended June 30, 2018:
Shares sold	4,546,836	$39,407,398
Shares redeemed	(2,107,236)	(18,230,400)

Net increase (decrease)	2,439,600	$21,176,998

Year ended December 31, 2017:
Shares sold	10,538,746	$93,805,609
Shares issued to shareholders in reinvestment of dividends and distributions	387,846	3,444,675
Shares redeemed	(3,929,994)	(35,002,229)

Net increase (decrease)	6,996,598	$62,248,055

60	MainStay VP Absolute Return Multi-Strategy Portfolio

Note 10–Subsequent Events

In connection with the preparation of the consolidated financial statements of the Portfolio as of and for the six-month period ended June 30, 2018, events and transactions subsequent to June 30, 2018, through the date the consolidated financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified, other than the following:

At a meeting held on June 19-21, 2018, the Board of Trustees of MainStay VP Funds Trust (“Board”) approved submitting the following proposal to beneficial shareholders of the MainStay VP Absolute Return Multi-Strategy Portfolio:

Approval of an Agreement and Plan of Reorganization providing for the acquisition of the assets and liabilities of the MainStay VP Absolute Return Multi-Strategy Portfolio, a series of MainStay VP Funds Trust, by MainStay VP IQ Hedge Multi-Strategy Portfolio (“Acquiring Portfolio”), also a series of MainStay VP Funds Trust, in exchange for shares of the Acquiring Portfolio, followed by the complete liquidation of the MainStay VP Absolute Return Multi-Strategy Portfolio (“Reorganization”).

As the owner of a variable annuity contract or a variable universal life insurance policy (“Policy”) issued by New York Life Insurance and Annuity Corporation, a Delaware corporation (“NYLIAC”), with some or all of your Policy value allocated to the MainStay VP Absolute Return Multi-Strategy Portfolio, you have the right to instruct NYLIAC how to vote the shares of the MainStay VP Absolute Return MultiStrategy Portfolio attributable to your Policy on the Reorganization as though you are a direct shareholder of the MainStay VP Absolute Return Multi-Strategy Portfolio.

On or about September 19, 2018, shareholders who have Policy value allocated to the MainStay VP Absolute Return Multi-Strategy Portfolio through their Policy as of the record date will receive a proxy statement/prospectus containing further information regarding the Acquiring Portfolio and the Reorganization. The proxy statement/prospectus will also include voting instruction cards with which shareholders of the MainStay VP Absolute Return Multi-Strategy Portfolio may vote (or instruct NYLIAC how to vote the shares attributable to their Policy) on the Reorganization at a special meeting of shareholders scheduled to be held on or about October 25, 2018.

61

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

62	MainStay VP Absolute Return Multi-Strategy Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2018 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2018 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781596	MSVPARM10-08/18 (NYLIAC) NI506

MainStay VP PIMCO Real Return Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2018

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

This page intentionally left blank

Message from the President

The six months ended June 30, 2018, saw mixed performance among stocks and bonds. U.S. stocks generally advanced during the reporting period, while international and emerging-market stocks declined.

According to FTSE-Russell data on U.S. stocks, the strongest performance came from the smallest companies during the reporting period, with growth stocks outperforming value stocks at all capitalization levels. While growth stocks provided positive total returns at all capitalization levels, value stocks of midcap and larger companies provided negative returns.

Among U.S. fixed-income securities, shorter-term instruments generally advanced during the first half of 2018, while longer-term bonds on balance declined. Although convertible bonds, bank loans and high-yield corporate bonds generated positive returns during the reporting period, most mortgage-backed securities declined. International and emerging-market bonds also provided negative total returns during the reporting period.

Several factors influenced the stock and bond markets during the first half of 2018. Major tax reforms were signed into law in December 2017 and boosted stock performance early in the reporting period. As the year progressed, however, trade tensions between the U.S. and several of its trading partners led to sustained market volatility, which adversely affected stock prices despite robust corporate earnings and profits. An historic meeting between leaders of the United States and North Korea lifted stock prices briefly in June 2018. While crude oil prices remained volatile, they generally rose during the reporting period, which helped many energy stocks.

The Federal Open Market Committee raised the federal funds target range twice during the reporting period, which led to rising U.S. Treasury yields across the maturity spectrum. The greatest increase occurred among 3-year U.S. Treasury notes, with yield increases tapering off for longer-term U.S. Treasury securities. When interest-rates rise, bond prices tend to decline (and vice versa), which may account for the negative performance of several fixed-income sectors during the reporting period.

Through the ups and downs of the stock and bond markets, MainStay VP portfolio managers seek to pursue the objectives of their individual Portfolios using the investment strategies and processes outlined in the prospectus. As a MainStay VP shareholder, your investments are guided by the market experience and professional insight of our portfolio managers as they seek to deliver long-term returns within prospectus guidelines and manage the specific risks of their respective Portfolios.

Whatever direction the markets may take, MainStay encourages shareholders to maintain a long-term investment perspective. The report that follows contains additional information on the market events, investment decisions and specific securities that shaped the performance of your MainStay VP Portfolio during the six months ended June 30, 2018. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2018

Class	Inception Date	Six Months	One Year	Five Years	Since Inception	Gross Expense Ratio[2]
Initial Class Shares	2/17/2012	–0.41%	1.74%	1.38%	0.68%	1.03%
Service Class Shares	2/17/2012	–0.54	1.48	1.14	0.44	1.28

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
Bloomberg Barclays U.S. TIPS Index[3]	–0.02%	2.11%	1.68%	0.94%
Morningstar Inflation-Protected Bond Category Average[4]	–0.06	1.94	1.25	0.45

1.

Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

3.

The Bloomberg Barclays U.S. TIPS Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays U.S. TIPS Index includes all publicly issued U.S. Treasury Inflation-Protected Securities (“TIPS”) that have at least one year remaining to maturity and are rated investment grade. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.

The Morningstar Inflation-Protected Bond Category Average is representative of funds that invest primarily in debt securities that adjust their principal values in line with the rate of inflation. These bonds can be issued by any organization, but the U.S. Treasury is currently the largest issuer for these types of securities. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP PIMCO Real Return Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2018, to June 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2018, to June 30, 2018. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/18	Ending Account Value (Based on Actual Returns and Expenses) 6/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2,3]

Initial Class Shares	$1,000.00	$995.90	$6.48	$1,018.30	$6.56	1.31%

Service Class Shares	$1,000.00	$994.60	$7.72	$1,017.10	$7.80	1.56%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.
3.	Expenses are inclusive of dividends and interest on investments sold short.

6	MainStay VP PIMCO Real Return Portfolio

Portfolio Composition as of June 30, 2018 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of June 30, 2018 (excluding short-term investments) (Unaudited)

1.	United States Treasury Inflation—Indexed Notes, 0.125%–1.875%, due 4/15/19–1/15/28

2.	United States Treasury Inflation—Indexed Bonds, 0.375%–3.875%, due 4/15/23–2/15/48

3.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 2.664%–4.234%, due 11/1/34–6/1/47

4.	United States Treasury Notes, 1.875%–2.50%, due 2/28/22–11/15/24

5.	Brazil Letras do Tesouro Nacional, (zero coupon), due 1/1/19
6.	United Kingdom Gilt Inflation Linked, 0.125%–1.875%, due 11/22/22–11/22/65

7.	Paragon Mortgages No.13 PLC, 0.787%, due 1/15/39

8.	France Government Bond OAT, 1.85%, due 7/25/27

9.	New Zealand Government Bond, 2.00%–3.00%, due 9/20/25–9/20/35

10.	Australia Government Bond, 1.25%–3.00%, due 2/21/22–9/20/25

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Mihir Worah and Jeremie Banet of Pacific Investment Management Company LLC (“PIMCO”), the Portfolio’s Subadvisor.

How did MainStay VP PIMCO Real Return Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2018?

For the six months ended June 30, 2018, MainStay VP PIMCO Real Return Portfolio returned –0.41% for Initial Class shares and –0.54% for Service Class shares. Over the same period, both share classes underperformed the –0.02% return of the Bloomberg Barclays U.S. TIPS Index,1 which is the Portfolio’s benchmark, and the –0.06% return of the Morningstar Inflation-Protected Bond Category Average.2

What factors affected the Portfolio’s performance relative to its benchmark during the reporting period?

The Portfolio slightly underperformed the Bloomberg Barclays U.S. TIPS Index during the reporting period. The following factors contributed positively to the Portfolio’s relative performance during the reporting period. (Contributions take weightings and total returns into account.)

•	Being short U.S. duration[3] as U.S. rates rose;

•	Being long U.S. breakeven inflation (the difference between nominal and real yields) as inflation expectations trended higher; and

•	Adding a modest short position in U.K. nominal duration as gilt (i.e., U.K. government bond) yields sold off.

Over the same period, the following factors detracted from the Portfolio’s relative performance.

•	Within spread[4] sectors, holding positions in U.S. dollar denominated external emerging-market debt, residential mortgage-backed securities and corporate debt as spreads generally widened; and

•	Having a long position in the Argentine peso as the currency depreciated.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

The use of short pay-fixed interest-rate swaps on the U.K. yield curve5 and short inflation swaps on the U.K. real yield curve added to the Portfolio’s performance as nominal gilts rose and short- and long-term breakeven inflation expectations fell. Similarly, the use of short futures and pay-fixed interest-rate swaps along the U.S. nominal curve added to the Portfolio’s performance as U.S. Treasury yields rose. On the other hand, the Portfolio’s currency exposure, through the use of currency forwards, detracted from the overall performance of the Portfolio.

What was the Portfolio’s duration strategy during the reporting period?

The Portfolio’s duration remained underweight relative to the Bloomberg Barclays U.S. TIPS Index throughout the reporting period. The Portfolio, however, maintained an overweight to real duration (nominal interest rates minus the inflation rate) in the United States, with a duration concentration to the intermediate segment and the long-end of the yield curve. The Portfolio reduced its duration over the course of the reporting period to end the period with a duration of 7.13 years.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

The Portfolio’s total duration remained shorter than the duration of benchmark throughout the reporting period, with the majority of the underweight being sourced primarily from Japanese nominal rates. The Portfolio did, however, maintain an overweight to real duration and inflation exposure, specifically in the United States, given relatively attractive levels of inflation expectation and the possible reemergence of inflation risk premia. The Portfolio had varied exposures within currencies, though currency positioning remained relatively stable during the reporting period. Within currencies, the Portfolio emphasized a diversified basket of higher-yielding emerging-market currencies.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s performance and which market segments were particularly weak?

Nominal duration and curve strategies in the United States and the U.K., particularly a short to the long-end of the U.S. nominal curve, contributed positively to the Portfolio’s performance as U.S. Treasury and gilt yields generally rose over the reporting period. Out-of-benchmark exposures to spread sectors such as investment-grade corporates, residential mortgage-backed securities, and U.S. dollar denominated external emerging-market debt detracted from the Portfolio’s performance as spreads generally

1.	See footnote on page 5 for more information on the Bloomberg Barclays U.S. TIPS Index.
2.	See footnote on page 5 for more information on the Morningstar Inflation-Protected Bond Category Average.
3.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

4.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “spread sectors” refers to asset classes or market sectors that typically trade at a spread to comparable U.S. Treasury securities.

5.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues, but sometimes other issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

8	MainStay VP PIMCO Real Return Portfolio

widened. The Portfolio’s long position in the Argentine peso was a currency strategy that detracted moderately from the Portfolio’s performance during the reporting period.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio reduced its overall duration during the reporting period, which increased the degree to which its duration was underweight relative to the duration of the benchmark. The Portfolio scaled back its short position in U.K. inflation exposure, although it maintained a modest short at the end of the reporting period. The Portfolio also modestly increased exposure to mortgages during the reporting period, and it maintained exposure to credit and emerging markets.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2018, the Portfolio held an overweight position in U.S. TIPS relative to the Bloomberg Barclays U.S. TIPS Index while maintaining a defensive posture toward nominal yields. As of the same date, the Portfolio maintained out-of-index exposure to mortgage-backed securities, corporate securities, bonds of non-U.S. developed nations, and U.S. dollar denominated emerging-market securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments June 30, 2018 (Unaudited)

	Principal Amount		Value
Long-Term Bonds 142.6%† Asset-Backed Securities 6.4%
Other Asset-Backed Securities 6.4%
Atrium CDO Corp. Series 2012-A, Class AR 2.575% (3 Month LIBOR + 0.83%), due 4/22/27 (a)(b)		$300,000	$299,240
Bayview Koitere Fund Trust Series 2018-RN4, Class A1 3.623%, due 3/28/33 (b)(c)		286,291	285,637
Black Diamond CLO, Ltd. Series 2015-1A, Class A1R 0.65% (3 Month LIBOR + 0.65%), due 10/3/29 (a)(b)	EUR	260,000	302,814
Catamaran CLO, Ltd. Series 2013-1A, Class AR 2.363% (3 Month LIBOR + 0.85%), due 1/27/28 (a)(b)		$1,180,000	1,176,390
CIFC Funding, Ltd. Series 2015-2A, Class AR 2.502% (3 Month LIBOR + 0.78%), due 4/15/27 (a)(b)		1,460,000	1,454,899
CoreVest American Finance Trust Series 2017-1, Class A 2.968%, due 10/15/49 (b)		98,471	96,490
Halcyon Loan Advisors Funding, Ltd. Series 2015-1A, Class AR 2.665% (3 Month LIBOR + 0.92%), due 4/20/27 (a)(b)		300,000	300,002
Jamestown CLO IV, Ltd. Series 2014-4A, Class A1AR 2.412% (3 Month LIBOR + 0.69%), due 7/15/26 (a)(b)		532,375	530,654
Jamestown CLO VII, Ltd. Series 2015-7A, Class A1R 2.575% (3 Month LIBOR + 0.83%), due 7/25/27 (a)(b)		1,450,000	1,447,271
Jubilee CDO B.V. Series 2015-16A, Class A1R 0.479% (3 Month LIBOR + 0.80%), due 12/15/29 (a)(b)	EUR	1,660,000	1,933,927
KVK CLO, Ltd. Series 2013-1A, Class AR 2.622% (3 Month LIBOR + 0.90%), due 1/15/28 (a)(b)		$1,660,000	1,657,042
Marathon CLO V, Ltd. Series 2013-5A, Class A1R 2.762% (3 Month LIBOR + 0.87%), due 11/21/27 (a)(b)		1,660,000	1,654,794

	Principal Amount		Value
Other Asset-Backed Securities (continued)
MP CLO VII, Ltd. Series 2015-1A, Class A1R 2.574% (3 Month LIBOR + 0.84%), due 4/18/27 (a)(b)		$280,000	$279,583
Navient Student Loan Trust Series 2016-7A, Class A 3.11% (1 Month LIBOR + 1.15%), due 3/25/66 (a)(b)		484,993	494,101
OCP CLO, Ltd. (a)(b) Series 2015-9A, Class A1R 3.148% (3 Month LIBOR + 0.80%), due 7/15/27		300,000	299,530
Series 2015-10A, Class A1R 3.182% (3 Month LIBOR + 0.82%), due 10/26/27		1,660,000	1,655,251
RASC Trust (a) Series 2006-KS6, Class A4 2.21% (1 Month LIBOR + 0.25%), due 8/25/36		519,255	514,095
Series 2005-KS8, Class M4 2.845% (1 Month LIBOR + 0.59%), due 8/25/35		600,000	603,839
SLM Student Loan Trust Series 2004-2, Class A5 (zero coupon) (3 Month EURIBOR + 0.18%), due 1/25/24 (a)	EUR	278,332	324,645
Series 2003-5, Class A5, Series Reg S (zero coupon) (3 Month EURIBOR + 0.27%), due 6/17/24 (a)		71,451	83,444
Series 2013-B, Class A2A 1.85%, due 6/17/30 (b)		$238,584	236,829
Series 2004-3A, Class A6B 2.295% (3 Month LIBOR + 0.55%), due 10/25/64 (a)(b)		500,000	498,149
Series 2011-B, Class A3 4.169% (1 Month LIBOR + 2.25%), due 6/16/42 (a)(b)		190,000	195,513
Sofi Professional Loan Program LLC Series 2017-F, Class A1FX 2.05%, due 1/25/41 (b)		551,368	546,500
Sound Point CLO VIII, Ltd. Series 2015-1A, Class AR 2.582% (3 Month LIBOR + 0.86%), due 4/15/27 (a)(b)		800,000	798,854
Symphony CLO VIII , Ltd. Series 2012-8A, Class AR 2.803% (3 Month LIBOR + 1.10%), due 1/9/23 (a)(b)		95,861	95,868

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest issuers held, as of June 30, 2018, excluding short-term investments. May be subject to change daily.

10	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount		Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
Venture XX CLO, Ltd. Series 2015-20A, Class AR 2.542% (3 Month LIBOR + 0.82%), due 4/15/27 (a)(b)		$970,000	$968,204
Venture XXI CLO, Ltd. Series 2015-21A, Class AR 2.601% (3 Month LIBOR + 0.88%), due 7/15/27 (a)(b)		400,000	398,694
Vericrest Opportunity Loan Trust (b)(c) Series 2017-NPL2, Class A1 3.50%, due 3/25/47		66,574	66,346
Series 2015-NP14, Class A1 4.375%, due 11/27/45		84,928	85,596
Vibrant CLO II, Ltd. Series 2013-2A, Class A1BR 2.641% (3 Month LIBOR + 0.90%), due 7/24/24 (a)(b)		549,221	549,225
Voya CLO, Ltd. Series 2014-3A, Class A1R 2.465% (3 Month LIBOR + 0.72%), due 7/25/26 (a)(b)		700,000	699,134
Z Capital Credit Partners CLO, Ltd. Series 2015-1A, Class A1R 2.672% (3 Month LIBOR + 0.95%), due 7/16/27 (a)(b)		570,000	569,148

Total Asset-Backed Securities (Cost $21,099,447)			21,101,708

Corporate Bonds 8.3%
Agriculture 0.2%
BAT Capital Corp. 2.945% (3 Month LIBOR + 0.59%), due 8/14/20 (a)(b)		500,000	501,667

Auto Manufacturers 0.0%‡
American Honda Finance Corp. 2.713% (3 Month LIBOR + 0.35%), due 11/5/21 (a)		30,000	30,017

Banks 3.0%
Bank of America Corp. 5.875%, due 9/15/18 (d)(e)		190,000	185,725
Cooperatieve Rabobank U.A. Series Reg S 5.50% (EUR 5 Year Interest Swap Rate + 5.25%), due 12/29/18 (a)(e)	EUR	200,000	249,573

	Principal Amount		Value
Banks (continued)
Credit Suisse Group Funding Guernsey, Ltd. 3.80%, due 9/15/22		$300,000	$298,683
Deutsche Bank A.G. 4.25%, due 10/14/21		1,400,000	1,380,218
Goldman Sachs Group, Inc. 2.876%, due 10/31/22 (d)		500,000	488,110
3.541% (3 Month LIBOR + 1.20%), due 9/15/20 (a)		1,300,000	1,319,510
ING Bank N.V. 2.625%, due 12/5/22 (b)		400,000	390,674
Intesa Sanpaolo S.p.A. 6.50%, due 2/24/21 (b)		400,000	414,438
Lloyds Banking Group PLC (a) 3.13% (3 Month LIBOR + 0.80%), due 6/21/21		400,000	399,879
Series Reg S 6.375% (EUR 5 Year Interest Swap Rate + 5.29%), due 9/27/18 (e)	EUR	200,000	248,450
Series Reg S 7.00% (GBP 5 Year swap rate + 5.06%), due 9/27/18 (e)	GBP	400,000	537,798
Macquarie Bank, Ltd. 2.662% (3 Month LIBOR + 0.35%), due 4/4/19 (a)(b)		$600,000	600,266
Nykredit Realkredit A/S Series Reg S 2.50%, due 10/1/47	DKK	15,782	2,578
Realkredit Danmark A/S 2.50%, due 7/1/47		88,690	14,485
Royal Bank of Scotland Group PLC 3.885% (3 Month LIBOR + 1.55%), due 6/25/24 (a)		$300,000	299,385
4.519%, due 6/25/24 (d)		200,000	200,143
State Bank of India Series Reg S 3.275% (3 Month LIBOR + 0.95%), due 4/6/20 (a)		700,000	701,680
Toronto-Dominion Bank 2.25%, due 3/15/21 (b)		600,000	586,777
UBS A.G. (a)(b) 2.639% (3 Month LIBOR + 0.32%), due 12/7/18		800,000	800,648
2.901% (3 Month LIBOR + 0.58%), due 6/8/20		800,000	802,192

			9,921,212

Computers 0.3%
EMC Corp. 2.65%, due 6/1/20		1,100,000	1,068,251

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

	Principal Amount		Value
Corporate Bonds (continued)
Diversified Financial Services 0.3%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.625%, due 10/30/20		$100,000	$101,881
Ally Financial, Inc. 4.125%, due 3/30/20		400,000	400,500
BRFkredit A/S 2.50%, due 10/1/47	DKK	54,309	8,872
International Lease Finance Corp. 6.25%, due 5/15/19		$100,000	102,527
Navient Corp. 5.50%, due 1/15/19		300,000	302,400
Nordea Kredit Realkreditaktieselskab 2.50%, due 10/1/47	DKK	17,654	2,884

			919,064

Electric 1.0%
Chugoku Electric Power Co., Inc. Series Reg S 2.701%, due 3/16/20		$500,000	496,169
Consolidated Edison Co. of New York, Inc. 2.739% (3 Month LIBOR + 0.40%), due 6/25/21 (a)		100,000	100,089
Dominion Energy, Inc. 2.93% (3 Month LIBOR + 0.60%), due 5/15/20 (a)(b)(f)		800,000	800,824
Duke Energy Corp. 2.83% (3 Month LIBOR + 0.50%), due 5/14/21 (a)(b)(f)		900,000	899,741
NextEra Energy Capital Holdings, Inc. 2.636% (3 Month LIBOR + 0.315%), due 9/3/19 (a)		560,000	561,075
Southern Power Co. 2.875% (3 Month LIBOR + 0.55%), due 12/20/20 (a)(b)		300,000	300,170

			3,158,068

Gas 0.0%‡
Sempra Energy 2.791% (3 Month LIBOR + 0.45%), due 3/15/21 (a)		100,000	100,044

Home Builders 0.3%
D.R. Horton, Inc. 4.00%, due 2/15/20		900,000	908,756

Machinery—Diversified 0.3%
John Deere Capital Corp. 2.622% (3 Month LIBOR + 0.29%), due 6/22/20 (a)		1,100,000	1,102,318

	Principal Amount		Value
Miscellaneous—Manufacturing 0.2%
Textron, Inc. 2.903% (3 Month LIBOR + 0.55%), due 11/10/20 (a)		$580,000	$580,166

Oil & Gas 0.4%
Gazprom OAO Via Gaz Capital S.A. Series Reg S 4.625%, due 10/15/18	EUR	120,000	141,472
Petrobras Global Finance B.V. 5.999%, due 1/27/28 (b)		$706,000	638,930
6.125%, due 1/17/22		204,000	207,468
6.625%, due 1/16/34	GBP	100,000	127,920
8.375%, due 12/10/18		$100,000	101,851

			1,217,641

Pipelines 0.7%
Enbridge, Inc. (a) 2.738% (3 Month LIBOR + 0.40%), due 1/10/20		600,000	599,909
3.041% (3 Month LIBOR + 0.70%), due 6/15/20		800,000	803,130
Florida Gas Transmission Co LLC 5.45%, due 7/15/20 (b)(f)		700,000	726,723
Spectra Energy Partners, L.P. 3.018% (3 Month LIBOR + 0.70%), due 6/5/20 (a)		100,000	100,494

			2,230,256

Real Estate Investment Trusts 0.2%
Unibail-Rodamco SE Series Reg S 3.118% (3 Month LIBOR + 0.77%), due 4/16/19 (a)		700,000	702,489

Retail 0.3%
McDonald’s Corp. 2.759% (3 Month LIBOR + 0.43%), due 10/28/21 (a)		900,000	903,549

Semiconductors 0.4%
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 2.375%, due 1/15/20		1,500,000	1,480,455

Software 0.0%‡
VMware, Inc. 2.95%, due 8/21/22		100,000	95,962

Telecommunications 0.6%
AT&T, Inc. 3.298% (3 Month LIBOR + 0.95%), due 7/15/21 (a)		1,000,000	1,009,519

12	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount		Value
Corporate Bonds (continued)
Telecommunications (continued)
AT&T, Inc. (continued)
2.975% (3 Month LIBOR + 0.75%), due 6/1/21 (a)		$500,000	$502,080
5.15%, due 2/15/50 (b)		300,000	279,564
5.30%, due 8/15/58 (b)		100,000	93,102

			1,884,265

Utilities 0.1%
Dominion Energy Gas Holdings LLC 2.926% (3 Month LIBOR + 0.60%), due 6/15/21 (a)		400,000	399,772

Total Corporate Bonds (Cost $27,410,795)			27,203,952

Foreign Government Bonds 9.8%
Argentina 0.5%
Argentina Bocon 22.844% (BADLARPP Index + 0.00%), due 10/4/22 (a)	ARS	100,000	5,542
Argentina Bonar Bonds 34.188% (BADLARPP Index + 2.00%), due 4/3/22 (a)		2,684,000	84,440
Argentina POM Politica Monetaria 40.00%, due 6/21/20 (g)		13,583,000	491,900
Argentine Republic Government International Bond 5.875%, due 1/11/28		$400,000	325,000
6.875%, due 1/26/27		900,000	792,000

			1,698,882

Australia 0.7%
♦Australia Government Bond Series Reg S 1.25%, due 2/21/22	AUD	980,000	843,479
Series Reg S 3.00%, due 9/20/25		1,450,000	1,521,231

			2,364,710

Brazil 3.0%
♦Brazil Letras do Tesouro Nacional (zero coupon), due 1/1/19	BRL	39,946,000	9,975,240

Canada 0.3%
Canadian Government Real Return Bond 4.25%, due 12/1/26	CAD	910,578	914,124

Cyprus 0.2%
Cyprus Government International Bond Series Reg S 2.75%, due 6/27/24	EUR	50,000	61,228

	Principal Amount		Value
Cyprus (continued)
Cyprus Government International Bond (continued)
Series Reg S 3.75%, due 7/26/23	EUR	140,000	$179,759
Series Reg S 3.875%, due 5/6/22		110,000	140,733
Series Reg S 4.25%, due 11/4/25		120,000	159,595

			541,315

France 1.5%
♦France Government Bond OAT Series Reg S 1.85%, due 7/25/27		1,848,034	2,752,656
French Republic Government Bond OAT Series Reg S 0.10%, due 3/1/25		1,078,497	1,372,776
Series Reg S 0.25%, due 7/25/24		501,754	647,609

			4,773,041

New Zealand 0.7%
♦New Zealand Government Bond Series Reg S 2.00%, due 9/20/25	NZD	1,800,000	1,362,157
Series Reg S 2.50%, due 9/20/35		800,000	617,676
Series Reg S 3.00%, due 9/20/30		500,000	412,753

			2,392,586

Nigeria 0.1%
Nigeria Government International Bond 15.699%, due 11/22/18	NGN	109,100,000	287,298

Peru 0.2%
Peru Government Bond Series Reg S 6.15%, due 8/12/32 (b)	PEN	2,600,000	810,287

Qatar 0.2%
Qatar Government International Bond (b) 3.875%, due 4/23/23		$300,000	299,782
5.103%, due 4/23/48		200,000	199,392

			499,174

Spain 0.2%
Autonomous Community of Catalonia 4.95%, due 2/11/20	EUR	500,000	616,718

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

	Principal Amount		Value
Foreign Government Bonds (continued)
United Kingdom 2.2%
United Kingdom Gilt Series Reg S 4.25%, due 12/7/27	GBP	300,000	$499,984
♦United Kingdom Gilt Inflation Linked Series Reg S 0.125%, due 3/22/26		3,294,212	5,025,028
Series Reg S 0.125%, due 3/22/46		164,891	344,290
Series Reg S 0.125%, due 8/10/48		111,946	242,354
Series Reg S 0.125%, due 11/22/56		60,178	148,536
Series Reg S 0.125%, due 11/22/65		128,857	372,916
1.875%, due 11/22/22		312,754	487,920

			7,121,028

Total Foreign Government Bonds (Cost $33,625,893)			31,994,403

Mortgage-Backed Securities 3.2%
Agency (Collateralized Mortgage Obligations) 0.4%
Federal Home Loan Mortgage Corporation Remics (Collateralized Mortgage Obligations) Series 4779, Class WF 2.237% (1 Month LIBOR + 0.35%), due 7/15/44 (a)		$613,556	611,755
Federal Home Loan Mortgage Corporation Strips Series 278, Class F1 2.347% (1 Month LIBOR + 0.45%), due 9/15/42 (a)		697,277	702,463

			1,314,218

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.3%
CGGS Commercial Mortgage Trust Series 2018-WSS, Class A 2.797% (1 Month LIBOR + 0.90%), due 2/15/37 (a)(b)		1,000,000	999,473

Whole Loan (Collateralized Mortgage Obligations) 2.5%
BCAP LLC Trust Series 2011-RR5, Class 5A1 5.25%, due 8/26/37 (b)(g)		1,423,393	1,456,927
Eurosail-UK PLC (a) Series 2007-3A, Class A3C 1.47% (3 Month LIBOR + 0.95%), due 6/13/45 (b)	GBP	64,096	84,165

	Principal Amount		Value
Whole Loan (Collateralized Mortgage Obligations) (continued)
Eurosail-UK PLC (continued)
Series 2007-3X, Class A3C, Reg S 1.47% (3 Month LIBOR + 0.95%), due 6/13/45	GBP	64,096	$84,165
Series 2007-3X, Class A3A, Reg S 1.577% (3 Month LIBOR + 0.95%), due 6/13/45		240,390	317,214
IndyMac Index Mortgage Loan Trust Series 2005-AR14, Class 1A1A 2.152% (1 Month LIBOR + 0.28%), due 7/25/35 (a)		$1,404,808	1,215,030
Merrill Lynch Mortgage Investors Trust Series 2005-A4, Class 1A 2.694%, due 7/25/35 (h)		323,958	268,217
Onslow Bay Financial LLC Series 2018-1, Class A2 2.527% (1 Month LIBOR + 0.65%), due 6/25/57 (a)(b)		156,768	156,955
♦Paragon Mortgages No. 13 PLC Series 13X, Class A1, Reg S 0.787% (3 Month LIBOR + 0.24%), due 1/15/39 (a)	GBP	2,238,786	2,856,288
Trinity Square PLC Series 2015-1A, Class A 1.936% (3 Month LIBOR + 1.15%), due 7/15/51 (a)(b)		787,636	1,050,427
Washington Mutual Mortgage Pass-Through Certificates Series 2007-HY1, Class A2A 2.032% (1 Month LIBOR + 0.16%), due 2/25/37 (a)		$853,790	680,586

			8,169,974

Total Mortgage-Backed Securities (Cost $10,768,263)			10,483,665

Municipal Bonds 0.0%‡
South Carolina 0.0%‡
South Carolina Student Loan Corp. Series A-3 2.44% (3 Month LIBOR + 0.14%), due 12/1/23 (a)		65,606	65,581

Total Municipal Bonds (Cost $65,545)			65,581

U.S. Government & Federal Agencies 114.9%
♦Federal National Mortgage Association (Mortgage Pass-Through Securities) 11.8%
2.664% (12 Month Monthly Treasury Average Index + 1.20%), due 6/1/43 (a)(i)		387,143	392,484

14	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
3.00%, due 6/1/47 TBA (j)	$3,300,000	$3,196,746
3.50%, due 6/1/47 TBA (j)	30,220,000	30,067,845
3.583% (1 Year Treasury Constant Maturity Rate + 2.359%), due 11/1/34 (a)(i)	507,917	540,246
4.00%, due 5/1/47 TBA (j)	4,000,000	4,072,226
4.234% (11th District Cost of Funds Index + 1.926%), due 12/1/36 (a)(i)	434,592	454,846

		38,724,393

Government National Mortgage Association (Mortgage Pass-Through Securities) 0.1%
Series 2017-H10, Class FB 3.247%, due 4/20/67 (a)	386,647	398,653

♦United States Treasury Notes 3.2%
1.875%, due 2/28/22 (i)	4,100,000	3,985,648
1.875%, due 7/31/22 (i)	3,300,000	3,194,684
2.125%, due 12/31/22	2,000,000	1,949,766
2.25%, due 11/15/24	300,000	290,273
2.50%, due 5/15/24 (i)	1,100,000	1,082,727

		10,503,098

♦United States Treasury Inflation—Indexed Bonds 42.7%
0.375%, due 7/15/25 (i)	7,636,571	7,500,758
0.625%, due 4/15/23 (i)	1,664,091	1,661,019
0.625%, due 2/15/43 (i)	1,895,921	1,794,174
0.75%, due 2/15/42 (i)	3,802,704	3,712,658
0.75%, due 2/15/45 (i)	2,872,341	2,786,027
0.875%, due 2/15/47 (i)	11,532,849	11,532,939
1.00%, due 2/15/46 (i)	4,620,226	4,758,404
1.00%, due 2/15/48 (i)	5,248,036	5,424,270
1.375%, due 2/15/44 (i)	14,442,706	16,121,914
1.75%, due 1/15/28 (i)	16,302,342	17,813,097
2.00%, due 1/15/26 (i)	10,909,967	11,954,893
2.125%, due 2/15/40 (i)	2,839,624	3,569,260
2.125%, due 2/15/41 (i)	1,612,955	2,041,982
2.375%, due 1/15/25 (i)	20,094,480	22,280,717
2.375%, due 1/15/27 (i)	968,939	1,102,098
2.50%, due 1/15/29 (i)	13,380,581	15,722,752
3.375%, due 4/15/32 (i)	1,520,013	2,029,046
3.625%, due 4/15/28 (i)	3,193,749	4,054,310
3.875%, due 4/15/29 (i)	2,965,432	3,909,550

		139,769,868

♦United States Treasury Inflation—Indexed Notes 57.1%
0.125%, due 4/15/19 (i)	7,922,105	7,875,067
0.125%, due 4/15/20 (i)	25,525,066	25,252,893
0.125%, due 4/15/21 (i)	30,795,404	30,316,030
0.125%, due 1/15/22 (i)	6,275,669	6,168,306
0.125%, due 4/15/22 (i)	1,636,813	1,603,135

	Principal Amount		Value
United States Treasury Inflation—Indexed Notes (continued)
0.125%, due 7/15/22 (i)		$6,287,786	$6,183,087
0.125%, due 1/15/23 (i)		3,481,674	3,403,548
0.125%, due 7/15/24 (i)		12,868,415	12,508,781
0.125%, due 7/15/26 (i)		2,957,633	2,833,454
0.25%, due 1/15/25 (i)		14,587,652	14,188,027
0.375%, due 7/15/23 (i)		14,194,133	14,064,836
0.375%, due 1/15/27 (i)		528,906	513,885
0.50%, due 1/15/28		10,733,876	10,501,315
0.625%, due 7/15/21 (i)		666,894	669,382
0.625%, due 1/15/24 (i)		13,076,036	13,058,680
0.625%, due 1/15/26 (i)		21,033,285	20,918,859
1.25%, due 7/15/20 (i)		1,263,559	1,284,112
1.375%, due 1/15/20 (i)		4,633,840	4,685,998
1.875%, due 7/15/19 (i)		10,559,340	10,730,131

			186,759,526

Total U.S. Government & Federal Agencies (Cost $381,698,854)			376,155,538

Total Long-Term Bonds (Cost $474,668,797)			467,004,847

Short-Term Investments 38.3%
Foreign Government Bonds 2.7%
Argentina Treasury Bills (zero coupon), due 7/13/18		200,000	199,745
(zero coupon), due 9/14/18	ARS	1,800,000	57,438
(zero coupon), due 9/28/18		$200,000	197,943
(zero coupon), due 10/12/18		100,000	98,818
(zero coupon), due 10/26/18		100,000	98,630
(zero coupon), due 11/16/18		269,000	264,217
Hellenic Republic Treasury Bills
(zero coupon), due 7/13/18	EUR	270,000	315,249
(zero coupon), due 8/31/18		1,270,000	1,481,282
(zero coupon), due 10/5/18		280,000	326,180
Japan Treasury Discount Bills (zero coupon), due 7/30/18	JPY	600,000,000	5,419,829
Nigeria Treasury Bills (zero coupon), due 11/29/18	NGN	95,200,000	250,081

Total Foreign Government Bonds (Cost $8,917,052)			8,709,412

Repurchase Agreements 34.5%
BNP Paribas Securities Corp. 1.95%, dated 6/29/18 due 7/2/18 Proceeds at Maturity $40,006,500 (Collateralized by a United States Treasury Note with a rate of 1.50% and a maturity date of 6/15/20, with a Principal Amount of $41,601,400 and a Market Value of $40,791,310)		40,000,000	40,000,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

	Principal Amount		Value
Short-Term Investments (continued)
Repurchase Agreements (continued)
Credit Agricole Corp. 2.30%, dated 6/29/18 due 7/2/18 Proceeds at Maturity $2,300,441 (Collateralized by a United States Treasury Note with a rate of 1.38% and a maturity date of 1/31/20, with a Principal Amount of $2,373,000 and a Market Value of $2,332,538)	NGN	2,300,000	$2,300,000
Fixed Income Clearing Corp. 0.94%, dated 6/29/18 due 7/2/18 Proceeds at Maturity $565,973 (Collateralized by a Federal Home Loan Mortgage Corp. Security with a rate of 1.25% and a maturity date of 10/2/19, with a Principal Amount of $585,000 and a Market Value of $578,012)		565,929	565,929
JPMorgan Chase Bank 1.95%, dated 6/29/18 due 7/2/18 Proceeds at Maturity $30,004,875 (Collateralized by United States Treasury Note with a rate of 1.25% and a maturity date of 11/30/18, with a Principal Amount of $30,690,000 and a Market Value of $30,585,702)		30,000,000	30,000,000
Merrill Lynch Pierce Fenner & Smith 1.95%, dated 6/29/18 due 7/2/18 Proceeds at Maturity $40,006,500 (Collateralized by a United States Treasury Bond with a rate of 3.00% and a maturity date of 2/15/47, with a Principal Amount of $40,658,000 and a Market Value of $40,813,644)		40,000,000	40,000,000

Total Repurchase Agreement (Cost $112,865,929)			112,865,929

Short Term Instruments 1.1%
Bank of Montreal 1.537%, due 7/3/18	CAD	600,000	456,357
1.54%, due 7/3/18		300,000	228,178
Bank of Nova Scotia 1.543%, due 7/3/18		1,700,000	1,293,011
Barclays Bank PLC 1.94%, due 9/4/18		$1,200,000	1,199,325

	Principal Amount		Value
Short Term Instruments (continued)
Royal Bank of Canada 1.54%, due 7/3/18	CAD	200,000	$152,119
Toronto Dominion Bank 1.537%, due 7/4/18		200,000	152,113

Total Short Term Instruments (Cost $3,513,952)			3,481,103

Total Short-Term Investments (Cost $125,296,933)			125,056,444

Total Investments Excluding Purchased Options (Cost $599,965,730)		180.9%	592,061,291

Total Purchased Options (Cost $470)		0.0%‡	55

Total Investments (Cost $599,966,200)		180.9%	592,061,346
Other Assets, Less Liabilities		(80.9)	(264,759,261)
Net Assets		100.0%	$327,302,085

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of June 30, 2018.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Step coupon—Rate shown was the rate in effect as of June 30, 2018.

(d)	Fixed to floating rate—Rate shown was the rate in effect as of June 30, 2018.

(e)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(f)

Illiquid security—As of June 30, 2018, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $2,427,288, which represented 0.7% of the Portfolio’s net assets.

(g)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

(h)

Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of June 30, 2018.

(i)	Delayed delivery security.

(j)

TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of June 30, 2018, the total net market value of these securities was $37,336,817, which represented 11.4% of the Portfolio’s net assets. All or a portion of these securities are a part of a mortgage dollar roll agreement.

16	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Foreign Currency Forward Contracts

As of June 30, 2018, the Portfolio held the following foreign currency forward contracts1:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	4,640,000	USD	3,425,248	JPMorgan Chase Bank N.A.	7/3/18	$8,584
EUR	8,094,000	USD	9,416,111	JPMorgan Chase Bank N.A.	7/3/18	36,063
RUB	28,102,770	USD	440,967	Bank of America N.A.	9/13/18	3,213
RUB	45,988,920	USD	718,835	JPMorgan Chase Bank N.A.	7/10/18	12,923
TRY	2,073,000	USD	447,234	JPMorgan Chase Bank N.A.	7/20/18	616
USD	452,360	ARS	12,363,000	Bank of America N.A.	7/3/18	24,944
USD	3,518,318	AUD	4,640,000	JPMorgan Chase Bank N.A.	7/3/18	84,486
USD	2,112,198	BRL	7,558,445	Bank of America N.A.	7/3/18	162,009
USD	15,414	BRL	58,445	Bank of America N.A.	8/2/18	387
USD	13,018,232	BRL	43,920,000	JPMorgan Chase Bank N.A.	7/3/18	1,686,232
USD	10,620,983	BRL	39,946,000	JPMorgan Chase Bank N.A.	1/3/19	489,605
USD	849,739	CAD	1,100,000	Bank of America N.A.	7/3/18	13,013
USD	3,425,757	CAD	4,444,000	JPMorgan Chase Bank N.A.	7/3/18	45,389
USD	154,688	CAD	200,000	JPMorgan Chase Bank N.A.	7/5/18	2,550
USD	1,619,218	CNH	10,387,285	Bank of America N.A.	9/19/18	57,803
USD	286,864	EUR	230,000	Bank of America N.A.	7/13/18	18,080
USD	1,088,826	EUR	880,000	Bank of America N.A.	8/31/18	56,701
USD	348,974	EUR	280,000	Bank of America N.A.	10/5/18	19,662
USD	49,622	EUR	40,000	Credit Suisse International	7/13/18	2,877
USD	1,593,620	EUR	1,354,000	JPMorgan Chase Bank N.A.	7/3/18	12,418
USD	484,861	EUR	390,000	JPMorgan Chase Bank N.A.	8/31/18	27,442
USD	12,695,319	GBP	9,508,000	Bank of America N.A.	7/3/18	147,132
USD	261,412	GBP	196,000	JPMorgan Chase Bank N.A.	7/3/18	2,741
USD	863,000	INR	59,444,303	JPMorgan Chase Bank N.A.	9/19/18	3,269
USD	1,743,734	JPY	192,400,000	JPMorgan Chase Bank N.A.	7/3/18	5,939
USD	5,520,159	JPY	600,000,000	JPMorgan Chase Bank N.A.	7/30/18	91,138
USD	653,000	KRW	723,393,400	Bank of America N.A.	9/19/18	2,276
USD	654,527	KRW	707,752,980	JPMorgan Chase Bank N.A.	9/19/18	17,872
USD	272,750	NGN	102,780,383	JPMorgan Chase Bank N.A.	11/23/18	3,953
USD	238,000	NGN	89,369,000	JPMorgan Chase Bank N.A.	11/29/18	4,602
USD	2,352,536	NZD	3,339,000	Bank of America N.A.	7/3/18	91,032
USD	894,478	PEN	2,932,992	Credit Suisse International	7/19/18	1,931
USD	451,355	RUB	28,410,545	JPMorgan Chase Bank N.A.	8/24/18	1,430
USD	653,000	SGD	885,533	Bank of America N.A.	9/19/18	1,992
USD	653,000	TWD	19,743,455	Bank of America N.A.	9/19/18	1,862
Total unrealized appreciation						3,142,166
ARS	6,181,500	USD	219,904	Bank of America N.A.	7/3/18	(6,196)
ARS	6,181,500	USD	223,805	Bank of America N.A.	7/12/18	(12,179)
ARS	5,295,220	USD	196,995	JPMorgan Chase Bank N.A.	9/4/18	(24,988)
BRL	7,558,445	USD	1,960,580	Bank of America N.A.	7/3/18	(10,390)
BRL	43,920,000	USD	12,056,501	JPMorgan Chase Bank N.A.	7/3/18	(724,501)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
COP	2,310,140,000	USD	806,740	JPMorgan Chase Bank N.A.	7/17/18	$(19,065)
EUR	1,190,000	USD	1,393,115	Bank of America N.A.	7/3/18	(3,433)
IDR	6,681,018,400	USD	475,517	JPMorgan Chase Bank N.A.	9/19/18	(14,148)
INR	59,912,284	USD	874,172	JPMorgan Chase Bank N.A.	9/19/18	(7,673)
JPY	192,400,000	USD	1,769,985	Bank of America N.A.	7/3/18	(32,190)
JPY	192,400,000	USD	1,747,287	JPMorgan Chase Bank N.A.	8/2/18	(6,033)
MXN	3,903,781	USD	204,178	Bank of America N.A.	8/27/18	(9,296)
TRY	171,796	USD	37,410	Citibank N.A.	7/2/18	(13)
USD	3,425,573	AUD	4,640,000	Bank of America, N.A.	8/2/18	(8,613)
USD	82,358	EUR	71,000	Credit Suisse International	7/3/18	(555)
USD	9,167,351	EUR	7,859,000	JPMorgan Chase Bank N.A.	7/3/18	(10,389)
USD	9,437,150	EUR	8,094,000	JPMorgan Chase Bank N.A.	8/2/18	(35,537)
USD	443,948	RUB	28,102,770	Bank of America N.A.	7/10/18	(3,212)
USD	279,952	RUB	17,886,150	JPMorgan Chase Bank N.A.	7/10/18	(4,645)
Total unrealized depreciation						(933,056)
Net unrealized appreciation						$2,209,110

1.

Foreign Currency Forward Contracts are subject to limitations such that they cannot be “sold or repurchased,” although the Portfolio would be able to exit the transaction through other means, such as through the execution of an offsetting transaction.

Futures Contracts

As of June 30, 2018, the Portfolio held the following futures contracts1:

Type	Number of Contracts Long (Short)	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
3-Year Australia Government Bond	(13)	September 2018	$(1,067,467)	$(1,071,197)	$(3,730)
5-Year United States Treasury Note	2	September 2018	226,815	227,234	419
10-Year Australia Government Bond	(7)	September 2018	(661,088)	(670,139)	(9,051)
10-Year Japan Government Bond	(2)	September 2018	(2,721,441)	(2,724,834)	(3,393)
10-Year United States Treasury Note	117	September 2018	13,995,671	14,061,938	66,267
10-Year United States Treasury Ultra Note	(42)	September 2018	(5,343,352)	(5,385,844)	(42,492)
Euro BOBL	(6)	September 2018	(921,458)	(926,089)	(4,631)
Euro-BTP	(1)	September 2018	(127,371)	(129,240)	(1,869)
Euro Bund	18	September 2018	3,388,016	3,416,866	28,850
Euro-OAT	(53)	September 2018	(9,480,556)	(9,565,006)	(84,450)
UK Long Gilt	(81)	September 2018	(12,986,837)	(13,155,088)	(168,251)
United States Treasury Long Bond	(122)	September 2018	(17,237,565)	(17,690,000)	(452,435)
United States Treasury Ultra Long Bond	(20)	September 2018	(3,126,074)	(3,191,250)	(65,176)

			$(36,062,707)	$(36,802,649)	$(739,942)

1.	As of June 30, 2018, cash in the amount of $1,706,003 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2018.

Purchased Options on Futures Contracts

Description	Counterparty	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Premium Paid (Received)	Market Value
Put-10-Year United States Treasury Note	Morgan Stanley & Co., LLC	$107.50	9/21/2018	55	$55,000	$470	$55

18	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Written Inflation-Capped Options

Description	Counterparty	Initial Index	Floating Rate	Expiration Date	Number of Contracts	Notional Amount	Premium Paid (Received)	Market Value
Cap-OTC USA Non-Revised Consumer Price Index-Urban (CPI-U), American Style-Call	JPMorgan Chase Bank N.A.	234.781	Maximum of [0, Final Index/Initial Index –(1 + 4.000%)10]	5/16/2024	(300,000)	$(300,000)	$(2,085)	$(57)
Floor-OTC USA Non-Revised Consumer Price Index-Urban (CPI-U), American Style-Put	JPMorgan Chase Bank N.A.	238.643	Maximum of [0, Final Index/Initial Index]	10/02/2020	(1,900,000)	(1,900,000)	(35,068)	(2,837)
							$(37,153)	$(2,894)

Written Options on Futures Contracts

Description	Counterparty	Strike Price	Expiration Date	Number of Contracts	Notional Amount		Premium Paid (Received)	Market Value
Call-Euro Bund	Morgan Stanley & Co., LLC	$162.00	8/24/2018	(26)	EUR	(2,600,000)	$(14,761)	$(41,293)
Call-United States Treasury Bond	Morgan Stanley & Co., LLC	146.50	7/27/2018	(8)		$(8,000)	(5,086)	(3,625)
Call-United States Treasury Bond	Morgan Stanley & Co., LLC	146.00	7/27/2018	(8)		(8,000)	(4,865)	(4,750)
Call-United States Treasury Bond	Morgan Stanley & Co., LLC	145.00	7/27/2018	(8)		(8,000)	(4,740)	(8,000)
							$(29,452)	$(57,668)

Description	Counterparty	Strike Price	Expiration Date	Number of Contracts	Notional Amount		Premium Paid (Received)	Market Value
Put-Euro Bund	Morgan Stanley & Co., LLC	$157.00	8/24/2018	(13)	EUR	(1,300,000)	$(8,198)	$(759)
Put-United States Treasury Bond	Morgan Stanley & Co., LLC	143.00	7/27/2018	(8)		$(8,000)	(5,257)	(2,500)
Put-United States Treasury Bond	Morgan Stanley & Co., LLC	142.00	7/27/2018	(2)		(2,000)	(1,342)	(313)
Put-United States Treasury Bond	Morgan Stanley & Co., LLC	141.00	7/27/2018	(2)		(2,000)	(1,936)	(156)
							$(16,733)	$(3,728)

Written Swaptions

Description	Counterparty	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Premium Paid (Received)	Market Value
Put-IRO 5-Year/5-Year Forward Swap Rate	Bank of America N.A.	$3.25	12/04/2018	(3,000,000)	$(3,000,000)	$(16,800)	$(9,436)

Swap Contracts

As of June 30, 2018, the Portfolio held the following centrally cleared interest rate swap agreements:

Notional Amount	Currency	Expiration Date	Payments made by Portfolio	Payments Received by Portfolio	Payment Frequency Paid/Received	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
$8,200,000	USD	6/20/2020	Fixed 1.75%	3-Month USD-LIBOR	Semi-Annually/Quarterly	$(140,769)	$163,492	$22,723
7,700,000	USD	12/16/2022	3-Month USD-LIBOR	Fixed 2.25%	Quarterly/Semi-Annually	(13,289)	(202,741)	(216,030)
8,500,000	USD	12/20/2022	3-Month USD-LIBOR	Fixed 2.25%	Quarterly/Semi-Annually	(9,564)	(224,118)	(233,682)
4,300,000	USD	6/20/2023	3-Month USD-LIBOR	Fixed 2.00%	Quarterly/Semi-Annually	155,658	(175,823)	(20,165)
900,000	USD	12/19/2023	3-Month USD-LIBOR	Fixed 2.50%	Quarterly/Semi-Annually	5,394	(17,704)	(12,310)
6,200,000	USD	7/27/2026	Fixed 2.00%	3-Month USD-LIBOR	Semi-Annually/Quarterly	(157,530)	249,315	91,785
6,400,000	USD	12/7/2026	Fixed 2.40%	3-Month USD-LIBOR	Semi-Annually/Quarterly	(37,376)	146,252	108,876
4,650,000	USD	12/21/2026	Fixed 1.75%	3-Month USD-LIBOR	Semi-Annually/Quarterly	99,491	407,089	506,580

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

Notional Amount	Currency	Expiration Date	Payments made by Portfolio	Payments Received by Portfolio	Payment Frequency Paid/Received	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
$3,800,000	BRL	1/4/2027	BRL CDI	Fixed 11.97%	Maturity/Maturity	$(880)	$11,392	$10,512
350,000	USD	9/15/2027	Fixed 2.50%	3-Month USD-LIBOR	Semi-Annually/Quarterly	(3,671)	7,327	3,656
420,000,000	JPY	9/20/2027	Fixed 0.30%	6-Month JPY-LIBOR	Semi-Annually/Semi-Annually	7,063	(15,511)	(8,448)
50,000,000	JPY	3/20/2028	Fixed 0.30%	6-Month JPY-LIBOR	Semi-Annually/Semi-Annually	859	(992)	(133)
1,600,000	NZD	3/21/2028	Fixed 3.25%	3-Month NZD Bank Bill	Semi-Annually/Quarterly	(4,558)	(23,255)	(27,813)
190,000	USD	4/17/2028	Fixed 3.10%	3-Month USD-LIBOR	Semi-Annually/Quarterly	1,271	(1,002)	269
3,700,000	USD	6/20/2028	Fixed 2.25%	3-Month USD-LIBOR	Semi-Annually/Quarterly	(198,792)	219,119	20,327
3,910,000	USD	6/20/2028	3 -Month USD-LIBOR	Fixed 2.25%	Quarterly/Semi-Annually	267,573	(231,556)	36,017
1,340,000	GBP	9/19/2028	Fixed 1.50%	6-Month USD-LIBOR	Semi-Annually/Semi-Annually	(33,700)	7,895	(25,805)
460,000,000	JPY	3/20/2029	Fixed 0.45%	6-Month JPY-LIBOR	Semi-Annually/Semi-Annually	22,614	(44,520)	(21,906)
6,100,000	JPY	12/21/2045	Fixed 1.50%	6-Month JPY-LIBOR	Semi-Annually/Semi-Annually	8,771	(9,912)	(1,141)
610,000	USD	6/15/2046	Fixed 2.50%	3-Month USD-LIBOR	Semi-Annually/Quarterly	22,411	57,884	80,295
4,600,000	USD	12/21/2046	Fixed 2.25%	3-Month USD-LIBOR	Semi-Annually/Quarterly	350,601	630,238	980,839
1,170,000	USD	12/15/2047	Fixed 2.00%	US Federal Fund Rate	Annually/Annually	(2,216)	116,937	114,721
1,490,000	USD	12/20/2047	Fixed 2.75%	3-Month USD-LIBOR	Semi-Annually/Quarterly	(70,614)	53,885	(16,729)
2,730,000	USD	6/20/2048	Fixed 2.50%	3-Month USD-LIBOR	Semi-Annually/Quarterly	(319,784)	241,607	(78,177)
940,000	GBP	9/19/2048	Fixed 1.75%	6-Month GBP-LIBOR	Semi-Annually/Semi-Annually	60,340	(38,021)	22,319
200,000	USD	12/19/2048	Fixed 2.75%	3-Month USD-LIBOR	Semi-Annually/Quarterly	(4,250)	9,486	5,236
						$5,053	$1,336,763	$1,341,816

Open OTC interest rate swap agreements as of June 30, 2018 were as follows:

Notional Amount	Currency	Expiration Date	Counterparty	Payments made by Portfolio	Payments Received by Portfolio	Payment Frequency Paid/ Received	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
$4,190,000	ILS	2/16/2020	Bank of America N.A.	Fixed 0.97%	3-Month TELBOR	Annually/Quarterly	$—	$(2,814)	$(2,814)
880,000	ILS	2/16/2028	Bank of America N.A.	3-Month TELBOR	Fixed 1.963%	Quarterly/Annually	—	1,164	1,164
2,570,000	ILS	6/20/2020	Bank of America N.A.	Fixed 0.37%	3-Month TELBOR	Annually/Quarterly	—	923	923
540,000	ILS	6/20/2028	Bank of America N.A.	3-Month TELBOR	Fixed 1.998%	Quarterly/Annually	—	(463)	(463)
							$—	$(1,190)	$(1,190)

As of June 30, 2018, the Portfolio held the following open centrally cleared inflation swap agreements:

Notional Amount	Currency	Expiration Date	Payments made by Portfolio	Payments Received by Portfolio	Payment Frequency Paid/ Received	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
$2,040,000	USD	3/23/2019	Fixed 2.07%	12-Month USD-CPI	At Maturity	$(85)	$2,862	$2,777
1,300,000	USD	11/23/2020	Fixed 2.03%	12-Month USD-CPI	At Maturity	—	13,079	13,079
1,300,000	USD	11/25/2020	Fixed 2.02%	12-Month USD-CPI	At Maturity	—	13,280	13,280
1,400,000	EUR	1/15/2023	12-Month USD-CPI	Fixed 1.35%	At Maturity	(625)	(13,333)	(13,958)
1,100,000	USD	4/27/2023	Fixed 2.26%	12-Month USD-CPI	At Maturity	—	1,215	1,215
510,000	USD	5/9/2023	Fixed 2.26%	12-Month USD-CPI	At Maturity	—	859	859
780,000	USD	5/10/2023	Fixed 2.28%	12-Month USD-CPI	At Maturity	—	675	675
658,000	EUR	5/15/2023	Fixed 1.51%	12-Month EUR-CPI	At Maturity	(612)	62	(550)
760,000	EUR	12/15/2026	12-Month EUR-CPI	Fixed 1.39%	At Maturity	2,516	(16,617)	(14,101)

20	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notional Amount	Currency	Expiration Date	Payments made by Portfolio	Payments Received by Portfolio	Payment Frequency Paid/ Received	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
$ 800,000	EUR	6/15/2027	12-Month EUR-CPI	Fixed 1.36%	At Maturity	$11,160	$(20,754)	$(9,594)
1,100,000	USD	7/25/2027	12-Month USD-CPI	Fixed 2.07%	At Maturity	—	(33,305)	(33,305)
560,000	USD	9/20/2027	12-Month USD-CPI	Fixed 2.18%	At Maturity	—	(12,519)	(12,519)
600,000	USD	9/25/2027	12-Month USD-CPI	Fixed 2.15%	At Maturity	—	(15,340)	(15,340)
1,200,000	USD	10/17/2027	12-Month USD-CPI	Fixed 2.16%	At Maturity	—	(29,176)	(29,176)
3,900,000	EUR	11/15/2027	12-Month EUR-CPI	Fixed 1.52%	At Maturity	3,338	(33,632)	(30,294)
320,000	EUR	1/15/2028	12-Month EUR-CPI	Fixed 1.58%	At Maturity	—	(1,092)	(1,092)
370,000	EUR	2/15/2028	12-Month EUR-CPI	Fixed 1.59%	At Maturity	292	(568)	(276)
240,000	EUR	2/15/2028	12-Month EUR-CPI	Fixed 1.61%	At Maturity	—	117	117
1,000,000	EUR	3/15/2028	12-Month EUR-CPI	Fixed 1.54%	At Maturity	(126)	(7,000)	(7,126)
510,000	USD	5/9/2028	12-Month USD-CPI	Fixed 2.35%	At Maturity	—	100	100
770,000	USD	5/9/2028	12-Month USD-CPI	Fixed 2.36%	At Maturity	—	703	703
780,000	USD	5/10/2028	12-Month USD-CPI	Fixed 2.36%	At Maturity	—	952	952
850,000	EUR	5/15/2028	12-Month USD-CPI	Fixed 1.62%	At Maturity	(53)	828	775
4,100,000	GBP	6/15/2030	UK RPI	Fixed 3.40%	At Maturity	(6,548)	163,352	156,804
2,100,000	GBP	4/15/2031	UK RPI	Fixed 3.14%	At Maturity	188,863	(122,966)	65,897
2,690,000	GBP	10/15/2031	UK RPI	Fixed 3.53%	At Maturity	3,295	101,008	104,303
200,000	EUR	3/15/2033	Fixed 1.71%	12-Month EUR-CPI	At Maturity	381	491	872
170,000	EUR	1/15/2038	12-Month EUR-CPI	Fixed 1.91%	At Maturity	(69)	2,028	1,959
560,000	GBP	10/15/2046	Fixed 3.59%	UK RPI	Monthly/Monthly	42,712	(70,179)	(27,467)
780,000	GBP	3/15/2047	Fixed 3.43%	UK RPI	At Maturity	(48,632)	(1,337)	(49,969)
200,000	EUR	3/15/2048	12-Month EUR-CPI	Fixed 1.95%	At Maturity	(816)	(2,478)	(3,294)
						$194,991	$(78,685)	$116,306

As of June 30, 2018, the Portfolio held the following centrally cleared credit default swap contracts:

Reference Entity	Termination Date	Buy/Sell Protection[1]	Notional Amount (000)[2]	(Pay)/ Receive Fixed Rate[3]	Payment Frequency Paid/ Received	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)[4]
Daimler AG 0.625%, 03/05/20	12/20/2020	Sell	150	1.00%	Quarterly	$(2,207)	$2,257	$50
CDX North American High Yield Series 29	6/20/2023	Buy	3,190	5.00%	Quarterly	195,497	(186,082)	9,415
						$193,290	$(183,825)	$9,465

As of June 30, 2018, the Portfolio held the following OTC credit default swap contracts:

Reference Entity	Counterparty	Termination Date	Buy/Sell Protection[1]	Notional Amount (000)[2]	(Pay)/ Receive Fixed Rate[3]	Payment Frequency Paid/ Received	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)[4]
Federative Republic of Brazil	Credit Suisse International	6/20/2021	Sell	1,700	1.00%	Quarterly	$72,819	$(41,376)	$31,443
Federative Republic of Brazil	Bank of America	6/20/2022	Sell	300	1.00%	Quarterly	15,115	(14,000)	1,115
							$87,934	$(55,376)	$32,558

1.

Buy—Portfolio pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments June 30, 2018 (Unaudited) (continued)

Sell—Portfolio receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2.

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

3.

The annual fixed rate represents the interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) annually on the notional amount of the credit default swap contract.

4.	Represents the difference between the value of the credit default swap contracts at the time they were opened and the value at June 30, 2018.

The following abbreviations are used in the preceding pages:

ARS—Argentine Peso

AUD—Australian Dollar

BADLAR—Average rate on 30-day deposits of at least 1 million Argentinian Pesos

BRL—Brazilian Real

BTP—Buoni del Tesoro Poliennali (Eurex Exchange index)

CAD—Canadian Dollar

CNH—Chinese Offshore Yuan

COP—Colombian Peso

DKK—Danish Krone

EUR—Euro

GBP—British Pound Sterling

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

LIBOR— London Interbank Offered Rate

MXN—Mexican Peso

NGN—Nigerian Naira

NZD—New Zealand Dollar

PEN—Peruvian Sol

RUB—Russian Ruble

SGD—Singapore Dollar

TELBOR—Tel Aviv Interbank Offered Rate

TRY—Turkish Lira

TWD—New Taiwan Dollar

USD—United States Dollar

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$21,101,708	$—	$21,101,708
Corporate Bonds	—	27,203,952	—	27,203,952
Foreign Government Bonds	—	31,994,403	—	31,994,403
Mortgage-Backed Securities	—	10,483,665	—	10,483,665
Municipal Bonds	—	65,581	—	65,581
U.S. Government & Federal Agencies	—	376,155,538	—	376,155,538

Total Long-Term Bonds	—	467,004,847	—	467,004,847

Purchased Option	55	—	—	55
Short-Term Investments
Foreign Government Bonds	—	8,709,412	—	8,709,412
Short Term Instruments	—	3,481,103	—	3,481,103
Repurchase Agreement	—	112,865,929	—	112,865,929

Total Short-Term Investments	—	125,056,444	—	125,056,444

Total Investments in Securities	55	592,061,291	—	592,061,346

Other Financial Instruments
Credit Default Swap Contracts (b)	—	42,023	—	42,023
Foreign Currency Forward Contracts (b)	—	3,142,166	—	3,142,166
Futures Contracts (b)	95,536	—	—	95,536
Inflation Swap Contracts (b)	—	364,367	—	364,367
Interest Rate Swap Contracts (b)	—	2,006,242	—	2,006,242

Total Other Financial Instruments	95,536	5,554,798	—	5,650,334

Total Investments in Securities and Other Financial Instruments	$95,591	$597,616,089	$—	$597,711,680

22	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Foreign Currency Forward Contracts (b)	$—	$(933,056)	$—	$(933,056)
Futures Contracts (b)	(835,478)	—	—	(835,478)
Inflation Swap Contracts (b)	—	(248,061)	—	(248,061)
Interest Rate Swap Contracts (b)	—	(665,616)	—	(665,616)
Written Options	(61,396)	(12,330)	—	(73,726)

Total Other Financial Instruments	$(896,874)	$(1,859,063)	$—	$(2,755,937)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2018, the Portfolio did not have any transfers among levels. (See Note 2)

As of June 30, 2018, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2017	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of June 30, 2018	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2018
Loan Assignments Oil & Gas	$198,500	$386	$5,634	$(4,520)	$—	$(200,000)	$—	$—	$—	$—

Sale-Buyback Transactions (a)

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed	Payable for Sale-Buyback Transactions (b)
Barclays Capital Inc.	2.30%	6/22/2018	7/02/2018	$4,007,076	$4,007,029
Barclays Capital Inc.	2.30	6/22/2018	7/02/2018	3,215,878	3,215,844
Barclays Capital Inc.	2.32	6/22/2018	7/02/2018	1,947,168	1,947,159
Barclays Capital Inc.	2.20	6/13/2018	7/05/2018	11,984,739	11,990,047
Barclays Capital Inc.	2.20	6/13/2018	7/05/2018	11,381,577	11,385,882
Barclays Capital Inc.	2.20	6/13/2018	7/05/2018	17,804,924	17,812,434
Barclays Capital Inc.	2.20	6/13/2018	7/05/2018	12,438,109	12,442,079
Barclays Capital Inc.	2.20	6/13/2018	7/05/2018	15,753,441	15,760,459
Barclays Capital Inc.	2.20	6/13/2018	7/05/2018	13,024,910	13,029,582
Barclays Capital Inc.	2.20	6/13/2018	7/05/2018	14,035,346	14,040,049
Barclays Capital Inc.	2.20	6/13/2018	7/05/2018	1,081,628	1,081,663
Barclays Capital Inc.	2.20	6/13/2018	7/05/2018	14,116,469	14,121,178

				$120,791,264	$120,833,405

(a)	During the period ended June 30, 2018, the Portfolio’s average amount of borrowing was $118,085,039 at a weighted average interest rate of 1.74%.

(b)	Payable for sale-buyback transactions includes $42,141 of deferred price increase.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statement of Assets and Liabilities as of June 30, 2018 (Unaudited)

Assets
Investment in securities, at value (identified cost $487,100,271)	$479,195,417
Repurchase agreements, at value (identified cost $112,865,929)	112,865,929
Cash collateral on deposit at broker for futures contracts	1,706,003
Cash denominated in foreign currencies (identified cost $1,213,792)	958,547
Receivables:
Investment securities sold	16,069,661
Interest	1,787,272
Fund shares sold	80,493
Variation margin on centrally cleared swap contracts	39,194
Unrealized appreciation on foreign currency forward contracts	3,142,166
Other assets	43,516
Unrealized appreciation on OTC swap contracts	34,645

Total assets	615,922,843

Liabilities
Cash collateral due to broker for swap contracts	1,410,799
Written options, at value (premiums received $100,138)	73,726
Payables:
Investment securities purchased	164,058,229
Sale buyback transaction	120,791,264
Variation margin on futures contracts	739,227
Fund shares redeemed	211,263
Manager (See Note 3)	133,779
NYLIFE Distributors (See Note 3)	57,505
Professional fees	52,286
Custodian	35,391
Shareholder communication	22,315
Interest on investments sold short	6,955
Payable for premium on purchased options	2,719
Trustees	486
Unrealized depreciation on foreign currency forward contracts	933,056
Unrealized depreciation on OTC swap contracts	3,277
Accrued expenses	547
Premiums received for OTC swap contracts	87,934

Total liabilities	288,620,758

Net assets	$327,302,085

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$38,575
Additional paid-in capital	397,118,883

397,157,458
Undistributed net investment income	10,021,271
Accumulated net realized gain (loss) on investments, futures transactions, written options, swap transactions and foreign currency transactions	(74,686,121)
Net unrealized appreciation (depreciation) on investments, swap contracts, futures contracts and written options	(7,119,429)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	1,928,906

Net assets	$327,302,085

Initial Class
Net assets applicable to outstanding shares	$45,847,864

Shares of beneficial interest outstanding	5,390,669

Net asset value per share outstanding	$8.51

Service Class
Net assets applicable to outstanding shares	$281,454,221

Shares of beneficial interest outstanding	33,184,369

Net asset value per share outstanding	$8.48

24	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2018 (Unaudited)

Investment Income (Loss)
Income
Interest	$7,613,218
Other	579

Total income	7,613,797

Expenses
Interest expense	1,153,421
Manager (See Note 3)	811,421
Distribution/Service—Service Class (See Note 3)	349,384
Custodian	64,470
Professional fees	55,422
Shareholder communication	36,059
Trustees	3,553
Miscellaneous	7,815

Total expenses	2,481,545

Net investment income (loss)	5,132,252

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts, Written Options and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(6,413,168)
Futures transactions	232,392
Written option transactions	212,531
Swap transactions	752,052
Foreign currency forward transactions	44,607
Foreign currency transactions	560,617

Net realized gain (loss) on investments, futures transactions, swap transactions, written option transactions and foreign currency transactions	(4,610,969)

Net change in unrealized appreciation (depreciation) on:
Investments	(4,537,297)
Futures contracts	(724,011)
Swap contracts	452,637
Written option contracts	(43,786)
Foreign currency forward contracts	2,751,708
Translation of other assets and liabilities in foreign currencies	(274,568)

Net change in unrealized appreciation (depreciation) on investments, futures contracts, swap contracts, written options and foreign currency transactions	(2,375,317)

Net realized and unrealized gain (loss) on investments, futures transactions, written options, swap transactions and foreign currency transactions	(6,986,286)

Net increase (decrease) in net assets resulting from operations	$(1,854,034)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statements of Changes in Net Assets

For the six months ended June 30, 2018 (Unaudited) and the year ended December 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$5,132,252	$8,166,012
Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions, written option transactions and foreign currency transactions	(4,610,969)	(4,120,419)
Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, written options, swap contracts, written options and foreign currency transactions	(2,375,317)	6,310,128

Net increase (decrease) in net assets resulting from operations	(1,854,034)	10,355,721

Dividends to shareholders:
From net investment income:
Initial Class	—	(764,807)
Service Class	—	(4,184,663)

Total dividends to shareholders	—	(4,949,470)

Capital share transactions:
Net proceeds from sale of shares	17,492,277	44,664,107
Net asset value of shares issued to shareholders in reinvestment of dividends	—	4,949,470
Cost of shares redeemed	(21,419,103)	(40,002,674)

Increase (decrease) in net assets derived from capital share transactions	(3,926,826)	9,610,903

Net increase (decrease) in net assets	(5,780,860)	15,017,154

Net Assets
Beginning of period	333,082,945	318,065,791

End of period	$327,302,085	$333,082,945

Undistributed net investment income at end of period	$10,021,271	$4,889,019

26	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Cash Flows

For the six months ended June 30, 2018 (Unaudited)

Cash flows used in operating activities:
Net decrease in net assets resulting from operations	$(1,854,034)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Long term investments purchased	(369,933,150)
Long term investments sold	348,836,641
Purchase of short term investments, net	47,565,639
Amortization (accretion) of discount and premium and inflation adjustments, net	(5,090,681)
Decrease in investment securities sold receivable	3,975,737
Increase in interest receivable	(38,332)
Decrease in deposit at broker for swap contracts	1,803,000
Increase in deposit at broker for futures contracts	(1,243,003)
Decrease in other assets	29,424
Increase in unrealized appreciation on forward foreign currency contracts	(2,527,917)
Decrease in premiums from written options	(22,916)
Increase in payable for premium on purchased options	2,719
Decrease in investment securities purchased payable	(18,637,065)
Increase in interest payable for securities sold short	6,570
Increase in due to broker	1,410,799
Decrease in professional fees payable	(19,606)
Increase in custodian payable	14,361
Decrease in shareholder communication payable	(13,034)
Decrease in due to manager	(6,938)
Decrease in due to NYLIFE Distributors	(3,245)
Increase in due to Trustees	83
Decrease in unrealized appreciation on OTC swap contracts	57,156
Increase in unrealized depreciation on OTC swap contracts	3,277
Decrease in premiums received for open OTC swap contracts	(14,034)
Decrease in unrealized depreciation on forward foreign currency contracts	(223,791)
Decrease in variation margin on futures contracts	901,592
Decrease in variation margin on centrally cleared swap contracts	104,590
Decrease in accrued expenses and other liabilities	(203)
Net change in unrealized (appreciation) depreciation on investments	4,537,297
Net realized loss from investments	6,413,168
Net change in unrealized (appreciation) on written options	43,786

Net cash provided by operating activities*	16,077,890

Cash flows used in financing activities:
Proceeds from shares sold	17,483,532
Payment on shares redeemed	(21,382,441)
Proceeds from reverse repurchase agreements	(75,214,093)
Payments on reverse repurchase agreements	75,214,093
Proceeds from sale-buyback transactions	3,569,959,834
Payments on sale-buyback transactions	(3,581,637,056)
Increase in dollar rolls	—

Net cash used in financing activities	(15,576,131)

Net increase in cash:	501,759

Cash and Foreign Currency at beginning of period	456,788

Cash and Foreign Currency at end of period	$958,547

*	Included in operating expenses is cash of $1,146,851 paid for interest on borrowings.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,
Initial Class	2018*		2017	2016		2015	2014	2013
Net asset value at beginning of period	$8.54		$8.40	$8.11		$8.71	$9.44	$10.59

Net investment income (loss) (a)	0.14		0.23	0.17		0.11	0.26	0.09
Net realized and unrealized gain (loss) on investments	(0.25)		0.15	0.21		(0.51)	(0.18)	(1.05)
Net realized and unrealized gain (loss) on foreign currency transactions	0.08		(0.09)	0.05		0.19	0.18	(0.01)

Total from investment operations	(0.03)		0.29	0.43		(0.21)	0.26	(0.97)

Less dividends and distributions:
From net investment income	—		(0.15)	(0.14)		(0.39)	(0.09)	(0.12)
From net realized gain on investments	—		—	—		—	(0.90)	(0.06)

Total dividends and distributions	—		(0.15)	(0.14)		(0.39)	(0.99)	(0.18)

Net asset value at end of period	$8.51		$8.54	$8.40		$8.11	$8.71	$9.44

Total investment return (b)	(0.35	%)(c)	3.45%	5.28%		(2.51%)	2.50%	(9.08%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.39	% ††	2.71%	2.05	%(d)	1.26%	2.74%	0.88%
Net expenses (f)	1.31	% ††	1.03%	0.91	%(e)	0.72%	0.64%	0.61%
Portfolio turnover rate (g)	77%		121%	143%		84%	85%	88%
Net assets at end of period (in 000’s)	$45,848		$45,563	$36,060		$68,794	$9,479	$9,678

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 2.04%.
(e)	Without the custody fee reimbursement, net expenses would have been 0.92%.
(f)

Includes interest expenses of 0.71%, 0.42%, 0.32%, 0.15%, 0.08% and 0.07% incurred as a result of entering into reverse repurchase agreements and sell buy-back transactions for the six months ended June 30, 2018 and years ended December 31, 2017, 2016, 2015, 2014 and 2013, respectively.

(g)

The portfolio turnover rates not including mortgage dollar rolls were 29%, 96%, 91%, 59%, 49% and 88% for the six months ended June 30, 2018 and years ended December 31, 2017, 2016, 2015, 2014 and 2013, respectively.

28	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,
Service Class	2018*		2017	2016		2015	2014	2013
Net asset value at beginning of period	$8.53		$8.39	$8.10		$8.70	$9.42	$10.58

Net investment income (loss) (a)	0.13		0.21	0.18		0.05	0.24	0.07
Net realized and unrealized gain (loss) on investments	(0.26)		0.15	0.19		(0.46)	(0.18)	(1.05)
Net realized and unrealized gain (loss) on foreign currency transactions	0.08		(0.09)	0.04		0.17	0.18	(0.01)

Total from investment operations	(0.05)		0.27	0.41		(0.24)	0.24	(0.99)

Less dividends and distributions:
From net investment income	—		(0.13)	(0.12)		(0.36)	(0.06)	(0.11)
From net realized gain on investments	—		—	—		—	(0.90)	(0.06)

Total dividends and distributions	—		(0.13)	(0.12)		(0.36)	(0.96)	(0.17)

Net asset value at end of period	$8.48		$8.53	$8.39		$8.10	$8.70	$9.42

Total investment return (b)	(0.59	%)(c)	3.20%	5.03%		(2.76%)	2.26%	(9.26%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.13	% ††	2.46%	2.15	%(d)	0.56%	2.52%	0.67%
Net expenses (f)	1.56	% ††	1.28%	1.16	%(e)	0.97%	0.87%	0.82%
Portfolio turnover rate (g)	77%		121%	143%		84%	85%	88%
Net assets at end of period (in 000’s)	$281,454		$287,520	$282,006		$283,273	$331,595	$356,681

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 2.14%.
(e)	Without the custody fee reimbursement, net expenses would have been 1.17%.
(f)

Includes interest expenses of 0.71%, 0.42%, 0.32%, 0.15%, 0.08% and 0.07% incurred as a result of entering into reverse repurchase agreements and sell buy-back transactions for the six months ended June 30, 2018 and years ended December 31, 2017, 2016, 2015, 2014 and 2013, respectively.

(g)

The portfolio turnover rates not including mortgage dollar rolls were 29%, 96%, 91%, 59%, 49% and 88% for the six months ended June 30, 2018 and years ended December 31, 2017, 2016, 2015, 2014 and 2013, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and Notes relate to the MainStay VP PIMCO Real Return Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on February 17, 2012. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek maximum real return, consistent with preservation of real capital and prudent investment management.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

30	MainStay VP PIMCO Real Return Portfolio

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2018, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of June 30, 2018, there were no securities held by the Portfolio that were fair valued in such a manner.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of June 30, 2018, no foreign equity securities were held by the Portfolio.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded.

Options contracts are valued at the last posted settlement price on the market where such options are primarily traded.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward

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Notes to Financial Statements (Unaudited) (continued)

settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Swaps are marked to market daily based upon quotations from pricing agents, brokers or market makers. These securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of June 30, 2018, there were no securities held by the Portfolio that were fair valued in such a manner.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or the Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Portfolio. Under the supervision of the Board, the Manager or the Subadvisor determine the liquidity of the Portfolio’s investments; in doing so, the Manager or the Subadvisor may consider various factors, including: (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments, as shown in the Portfolio of Investments, was determined as of June 30, 2018 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

32	MainStay VP PIMCO Real Return Portfolio

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, which are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the

Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee

33

Notes to Financial Statements (Unaudited) (continued)

the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAVs and may result in a loss to the Portfolio. As of June 30, 2018, open futures contracts are shown in the Portfolio of Investments.

(J)  Foreign Currency Forward Contracts.  The Portfolio may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Portfolio is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract. The Portfolio may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Portfolio faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Portfolio’s assets. Moreover, there may be an imperfect correlation between the Portfolio’s holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Portfolio’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. As of June 30, 2018, all open forward currency contracts are shown in the Portfolio of Investments.

(K)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L)  Swap Contracts.  The Portfolio may enter into credit default, interest rate, equity, index and currency exchange rate swap contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Portfolio will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Portfolio receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Portfolio’s current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter (“OTC”) market and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).

Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Portfolio typically enters into the transaction with a financial institution counterparty, and

34	MainStay VP PIMCO Real Return Portfolio

performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of its original counterparty. The Portfolio will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction. As of June 30, 2018, all swap positions outstanding are shown in the Portfolio of Investments.

Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities.

The Portfolio bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Portfolio may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar creditworthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.

Interest Rate Swaps: An interest rate swap is an agreement between two parties where one stream of future interest payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate (most often the London Interbank Offered Rate (“LIBOR”)). The Portfolio will typically use interest rate swaps to limit, or manage, its exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate than it would have been able to get without the swap.

Credit Default Swaps: The Portfolio may enter into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation. The types of reference obligations underlying the swaps that may be entered into by the Portfolio include debt obligations of a single issuer of corporate or sovereign debt, a basket of obligations of different issuers or a credit index. A credit index is an equally-weighted credit default swap index that is designed to track a representative segment of the credit default swap market (e.g., investment grade, high volatility, below investment grade or emerging markets) and provides an investor with exposure to specific “baskets” of issuers of certain debt instruments. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically. Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default. Selling protection effectively adds leverage to a portfolio up to the notional amount of the swap agreement. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

(M)  Options Contracts.  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swaps, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The Portfolio, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market. Writing call options involves risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Alternatively, purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

The Portfolio may purchase or write foreign currency options. Purchasing a foreign currency option gives the Portfolio the right, but not the obligation, to buy or sell a specified amount of the currency at a specified rate of exchange that may be exercised on or before the option’s expiration date. Writing a foreign currency option obligates the

35

Notes to Financial Statements (Unaudited) (continued)

Portfolio to buy or sell a specified amount of foreign currency at a specified rate of exchange, and such option may be exercised on or before the option’s expiration date in exchange for an option premium. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. The risks associated with writing a foreign currency put option include the risk that the Portfolio may incur a loss if the value of the referenced foreign currency decreases and the option is exercised. The risks associated with writing a foreign currency call option include the risk that if the value of the referenced foreign currency increases, and if the option is exercised, the Portfolio must either acquire the referenced foreign currency at the then higher price for delivery or, if the Portfolio already owns the referenced foreign currency, forego the opportunity for profit with respect to such foreign currency.

The Portfolio may purchase or write inflation-capped options to enhance returns or for hedging opportunities. An inflation-capped option pays out if inflation exceeds a certain level over a specified period of time. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.

(N)  Interest Rate Swaptions.  The Portfolio may enter into interest rate or credit default swaption agreements. A swaption is an option to enter into a pre-defined swap agreement at a specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed rate buyer. The credit default swaption agreement will specify whether the buyer of the swaption will be buying protection or selling protection.

The Portfolio invested in inflation rate swaps to defend against potential rising interest rates. The Portfolio also invested in foreign currency forward contracts to hedge against the risk of loss due to changing currency exchange rates. The Portfolio wrote call options to decrease the Portfolio’s exposure to underlying instruments.

(O)  Loan Assignments, Participations and Commitments.  The Portfolio may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate (“LIBOR”).

The loans in which the Portfolio may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of June 30, 2018, the Portfolio did not hold any unfunded commitments.

(P)  Dollar Rolls.  The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolios to a counterparty from whom the Portfolio simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are “to be announced,” therefore, the Portfolio accounts for these transactions as purchases and sales.

When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from a portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolio maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

The Portfolio accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(Q)  Reverse Repurchase Agreements.  The Portfolio may enter into reverse repurchase agreements with banks or broker/dealers, which involve the sale of a security by a Portfolio and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Portfolio continues to receive any principal and interest payments on the underlying security during the term of the agreement. These agreements involve the sale of debt securities, or obligations, held by a Portfolio, with an agreement to repurchase the obligations at an agreed-upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, when permitted by law, only when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.

36	MainStay VP PIMCO Real Return Portfolio

The Portfolio will limit its investments in reverse repurchase agreements and other borrowing to no more than 33 1⁄3%, or as otherwise limited herein, of its total assets. While a reverse repurchase agreement is outstanding, the Portfolios will maintain liquid assets in an amount at least equal in value to the Portfolios’ commitments to cover their obligations under the agreement. The use of reverse repurchase agreements by the Portfolio creates leverage that increases the Portfolio’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Portfolio’s earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case. If the buyer of the obligation subject to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value. During the six-month period ended June 30, 2018, the Portfolio’s average amount of borrowing was $12,269,692 at a weighted average interest rate of 1.70%.

(R)  Sale-Buybacks.  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the “price drop”. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate cash or liquid assets, enter into off-setting transactions or use other measures permitted by applicable laws to “cover” the Portfolio’s current obligations.

(S)  Securities Sold Short.  The Portfolio may engage in sales of securities it does not own (“short sales”) as part of its investment strategies. When the Portfolio enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities. During the six-month period ended June 30, 2018, the Portfolio engaged in sales of securities it did not own (“short sales”) as part of its investment strategies.

(T)  Delayed Delivery Transactions.  The Portfolio may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or loss. When the Portfolio has sold a security it owns on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(U)  Treasury Inflation-Protected Securities.  The Portfolio invests in Treasury Inflation-Protected Securities (“TIPS”) which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation. The inflation (deflation) adjustment is applied to the principal of each bond on a monthly basis and is accounted for as interest income on the Statements of Operations. TIPS are subject to interest rate risk.

(V)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities

37

Notes to Financial Statements (Unaudited) (continued)

loaned that may occur during the term of the loan will be for the account of the Portfolio. During the six-month period ended June 30, 2018, the Portfolio did not have any portfolio securities on loan.

(W)  Securities Risk.  The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic or political developments in a specific country, industry or region. Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the fund’s investment. If interest rates rise, less of the debt may be prepaid and the fund may lose money. Funds that invest in bonds are subject to interest-rate risk and can lose principal value when interest rates rise.

Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio declines below specific levels or if the Portfolio fails to meet the terms of its ISDA Master Agreements. The result would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

(X)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(Y)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The Portfolio wrote or purchased options to enhance returns or to hedge an existing position or future investment. The Portfolio entered into forward foreign currency contracts to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. The Portfolio utilizes credit default, interest rate and inflation swap agreements to manage its exposure to credit, interest rate and inflation risk.

Fair value of derivative instruments as of June 30, 2018:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Options	Investments in securities, at value	$—	$—	$55	$55
Futures Contracts	Net Assets—Net unrealized appreciation on investments, swap contracts and futures contracts (a)	—	—	95,536	95,536
OTC Swap Contracts	Unrealized appreciation on OTC swap contracts	—	32,558	2,087	34,645
Centrally Cleared Swap Contracts	Net Assets—Net unrealized appreciation on investments, swap contracts and futures contracts (b)	—	9,465	2,368,522	2,377,987
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	3,142,166	—	—	3,142,166

Total Fair Value		$3,142,166	$42,023	$2,466,200	$5,650,389

38	MainStay VP PIMCO Real Return Portfolio

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total
Written Options	Investments in written options, at value	$—	$—	$(73,726)	$(73,726)
Futures Contracts	Net Assets—Net unrealized depreciation on investments, swap contracts and futures contracts (a)	—	—	(835,478)	(835,478)
OTC Swap Contracts	Unrealized depreciation on OTC swap contracts	—	—	(3,277)	(3,277)
Centrally Cleared Swap Contracts	Net Assets—Net unrealized depreciation on investments, swap contracts and futures contracts (b)	—	—	(910,400)	(910,400)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	(933,056)	—	—	(933,056)

Total Fair Value		$(933,056)	$—	$(1,822,881)	$(2,755,937)

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

(b)

Includes cumulative appreciation (depreciation) of centrally cleared swap agreements as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2018:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Options	Net realized gain (loss) on investment transactions	$21,194	$—	$—	$21,194
Written Options	Net realized gain (loss) on written option transactions	—	—	212,531	212,531
Futures Contracts	Net realized gain (loss) on futures transactions	—	—	232,392	232,392
Swap Contracts	Net realized gain (loss) on swap transactions	—	(47,106)	799,158	752,052
Forward Contracts	Net realized gain (loss) on foreign currency forward transactions	44,607	—	—	44,607

Total Realized Gain (Loss)		$65,801	$(47,106)	$1,244,081	$1,262,776

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Options	Net change in unrealized appreciation (depreciation) on investments	$(5,517)	$—	$(415)	$(5,932)
Written Options	Net change in unrealized appreciation (depreciation) on written options	(18,310)	—	(25,476)	(43,786)
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	—	—	(724,011)	(724,011)
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	—	(19,892)	472,529	452,637
Forward Contracts	Net change in unrealized appreciation (depreciation) on foreign currency forward contracts	2,751,708	—	—	2,751,708

Total Change in Unrealized Appreciation (Depreciation)		$2,727,881	$(19,892)	$(277,373)	$2,430,616

39

Notes to Financial Statements (Unaudited) (continued)

Average Notional Amount

	Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk		Total
Purchased Options	$—	$—	$55,000	(a)	$55,000
Written Swaptions	$—	$—	$(2,625,000	)(b)	$(2,625,000)
Written Options	$—	$—	$(10,600,055)		$(10,600,055)
Written Inflation—Capped Options	$—	$—	$(2,200,000)		$(2,200,000)
Futures Contracts Long	$—	$—	$10,573,586		$10,573,586
Futures Contracts Short	$—	$—	$(46,357,652)		$(46,357,652)
Swap Contracts Long	$—	$5,977,706	$121,672,287		$127,649,993
Forward Contracts Long	$35,709,830	$—	$—		$35,709,830
Forward Contracts Short	$(101,128,880)	$—	$—		$(101,128,880)

(a)	Positions were open one month during the reporting period.

(b)	Positions were open four months during the reporting period.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2018.

Counterparty	Gross Assets in Statement of Assets and Liabilities	Derivative assets/(liabilities) available for offset	Collateral Received	Net Amount of Derivative Assets*
Bank of America N.A.	$603,308	$(98,222)	$—	$505,086
Credit Suisse International	36,251	(555)	—	35,696
JPMorgan Chase Bank N.A.	2,537,252	(849,873)	—	1,687,379

	$3,176,811	$(948,650)	$—	$2,228,161

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2018.

Counterparty	Gross Liabilities in Statement of Assets and Liabilities	Derivative assets/(liabilities) available for offset	Collateral Pledged	Net Amount of Derivative Liabilities†
Bank of America N.A.	$98,222	$(98,222)	$—	$—
Citibank N.A.	13	—	—	13
Credit Suisse International	555	(555)	—	—
JPMorgan Chase Bank N.A.	849,873	(849,873)	—	—
Morgan Stanley & Co., LLC	61,396	—	—	61,396

	$1,010,059	$(948,650)	$—	$61,409

*	Represents the net amount receivable from the counterparty in the event of default

†	Represents the net amount payable to the counterparty in the event of default.

Borrowings and other financing transactions summary

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2018:

Counterparty	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (a)
Master Securities Forward Transaction Agreement
Barclays Capital Inc.	$(120,833,405)	$(120,833,405)	$121,086,327	$252,922

Total Borrowings and Other Financing Transactions	$(120,833,405)

(a)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity.

40	MainStay VP PIMCO Real Return Portfolio

Certain Transfers Accounted for as Secured Borrowings

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater than 90 days	Total
Sale-Buyback Transactions
United States Treasury Obligations	$—	$120,791,264	$—	$—	$120,791,264

Total Borrowings	$—	$120,791,264	$—	$—	$120,791,264

Gross amount of recognized liabilities for sale-buyback financing transactions					$120,791,264

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Pacific Investment Management Company LLC (“ PIMCO” or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and PIMCO, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the average daily net assets of 0.50%. During the six-month period ended June 30, 2018, the effective management fee rate was 0.50%.

During the six-month period ended June 30, 2018, New York Life Investments earned fees from the Portfolio in the amount of $811,421.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of June 30, 2018, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$600,249,356	$1,899,331	$(10,087,341)	$(8,188,010)

As of December 31, 2017, for federal income tax purposes, capital loss carryforwards of $69,914,264 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$21,236	$48,678

41

Notes to Financial Statements (Unaudited) (continued)

During the year ended December 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$4,949,470	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2018, there were no borrowings made or outstanding with respect to the Portfolio under the credit agreement in effect during the period.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2018, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2018, purchases and sales of U.S. government securities were $332,963 and $317,747, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $36,970 and $31,089, respectively.

The Portfolio may purchase securities from or sell securities to other portfolios managed by the respective Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the 1940 Act. The Rule 17a-7 transactions during the six-months ended June 30, 2018, were as follows:

Purchases (000’s)	Sales (000’s)	Realized Gain/ (Loss) (000’s)
$101	$1,909	$3

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2018 and the year ended December 31, 2017, were as follows:

Initial Class	Shares	Amount
Six-month period ended June 30, 2018:
Shares sold	203,724	$1,720,557
Shares redeemed	(146,678)	(1,239,511)

Net increase (decrease)	57,046	$481,046

Year ended December 31, 2017:
Shares sold	1,139,377	$9,730,415
Shares issued to shareholders in reinvestment of dividends and distributions	90,662	764,807
Shares redeemed	(188,428)	(1,609,318)

Net increase (decrease)	1,041,611	$8,885,904

Service Class	Shares	Amount
Six-month period ended June 30, 2018:
Shares sold	1,871,410	$15,771,720
Shares redeemed	(2,394,998)	(20,179,592)

Net increase (decrease)	(523,588)	$(4,407,872)

Year ended December 31, 2017:
Shares sold	4,111,118	$34,933,692
Shares issued to shareholders in reinvestment of dividends and distributions	496,514	4,184,663
Shares redeemed	(4,515,749)	(38,393,356)

Net increase (decrease)	91,883	$724,999

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2018, events and transactions subsequent to June 30, 2018, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

42	MainStay VP PIMCO Real Return Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

43

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Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2018 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2018 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781636	MSVPPRR10-08/18 (NYLIAC) NI528

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this

Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY VP FUNDS TRUST

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis President and Principal Executive Officer

Date:	September 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis President and Principal Executive Officer

Date:	September 4, 2018

By:	/s/ Jack R. Benintende
Jack R. Benintende Treasurer and Principal Financial and Accounting Officer

Date:	September 4, 2018

EXHIBIT INDEX

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.